     As Filed with the Securities and Exchange Commission on April 24, 2009

                                                           File Nos. 333-141909
                                                                      811-09327
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 9

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Post-Effective Amendment No. 93

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                        ALLSTATE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               3100 Sanders Road
                           Northbrook, Illinois 60062
                                  847-402-5000
   (Address and Telephone Number of Depositor's Principal Executive Offices)

                                 SUSAN L. LEES
              Senior Vice President, General Counsel and Secretary
                        Allstate Life Insurance Company
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                    (Name and Address of Agent for Service)

                                    Copy to:

                                  Jocelyn Liu
                               Assistant Counsel
                        Allstate Life Insurance Company
                          3100 Sanders Road, Suite J5B
                              Northbrook, IL 60062

 Approximate Date of Proposed Sale to the Public: Continuous

 It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_] on ______ pursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

 Title of Securities Being Offered: Units of interest in the Allstate Financial Advisors Separate Account I under deferred variable annuity contracts.

================================================================================

                                     PART A

                                   PROSPECTUS

                                                ALLSTATE LIFE INSURANCE COMPANY
                                         P.O. Box 70179, Philadelphia, PA 19176

 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B SERIES ("B SERIES")
 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY L SERIES ("L SERIES")
 ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY X SERIES ("X SERIES")

 Flexible Premium Deferred Annuities
 PROSPECTUS: MAY 1, 2009


 This prospectus describes three different flexible premium deferred annuity classes offered by Allstate Life Insurance Company ("Allstate Life", "we", "our", or "us"). Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your financial professional for each Annuity. Differences in compensation among different annuities could influence a financial professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features offered generally under the Annuity. Alternatively, such firms may restrict the availability of the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your registered representative for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series grants credit amounts with respect to your purchase payments, the expenses of the X Series may be higher than expenses for an annuity without a credit. In addition, the amount of the credits that you receive under the X Series may be more than offset by the additional fees and charges associated with the credit. All Series of this Annuity are no longer offered for new sales, however, existing owners may continue to make purchase payments.


 THE SUB-ACCOUNTS

 Each Sub-account of the Allstate Financial Advisors Separate Account I ("Separate Account") invests in an underlying mutual fund portfolio ("Portfolio"). The Allstate Financial Advisors Separate Account I is a separate account of Allstate Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the Advanced Series Trust and Franklin Templeton Variable Insurance Products Trust are being offered. For the L Series only, portfolios of ProFund VP are also being offered. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage, or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information, dated May 1, 2009 that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 105. The Statement of Additional Information is incorporated by reference into this prospectus. This prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549. (See file number 333-141909). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-866-695-2647

                              INVESTMENT OPTIONS

      (Certain investment options may not be available with your Annuity) Advanced Series Trust

   AST Academic Strategies Asset Allocation

   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth


   AST Balanced Asset Allocation
   AST Bond Portfolio 2015

   AST Bond Portfolio 2016

   AST Bond Portfolio 2018
   AST Bond Portfolio 2019

   AST Bond Portfolio 2020

   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty


   AST DeAM Large-Cap Value


   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target

   AST Focus Four Plus
   AST Global Real Estate

   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth

   AST Goldman Sachs Small-Cap Value

   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value

   AST Lord Abbett Bond-Debenture

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth

   AST Neuberger Berman/LSV Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth
   AST Niemann Capital Growth Asset Allocation
   AST Parametric Emerging Markets Equity

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha

   AST Schroders Multi-Asset World Strategies

   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation

   AST T. Rowe Price Global Bond

   AST T. Rowe Price Large-Cap Growth


   AST T. Rowe Price Natural Resources
   AST UBS Dynamic Alpha Strategy
   AST Western Asset Core Plus Bond
 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund


 ProFunds VP*

   ProFund VP Consumer Goods
   ProFund VP Consumer Services
   ProFund VP Financials
   ProFund VP Health Care
   ProFund VP Industrials
   ProFund VP Large-Cap Growth
   ProFund VP Large-Cap Value
   ProFund VP Mid-Cap Growth
   ProFund VP Mid-Cap Value
   ProFund VP Real Estate
   ProFund VP Small-Cap Growth
   ProFund VP Small-Cap Value
   ProFund VP Telecommunications
   ProFund VP Utilities

 * Available only in the L Series.

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................  4

EXPENSE EXAMPLES........................................................................... 12

SUMMARY.................................................................................... 13

INVESTMENT OPTIONS......................................................................... 17

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................ 17
 WHAT ARE THE FIXED RATE OPTIONS?.......................................................... 29

FEES AND CHARGES........................................................................... 31

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................... 31
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................. 33
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................. 33
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................. 33

PURCHASING YOUR ANNUITY.................................................................... 34

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?............................ 34

MANAGING YOUR ANNUITY...................................................................... 35

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................... 35
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.............................................. 35
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.................................................. 35
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.............................. 35
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.......................... 35

MANAGING YOUR ACCOUNT VALUE................................................................ 36

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.............................................. 36
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................... 36
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................. 36
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................... 36
 HOW IS EACH PURCHASE CREDIT APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES ANNUITY?....... 36
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................ 37
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................. 38
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.......................................... 39
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?...... 39

ACCESS TO ACCOUNT VALUE.................................................................... 40

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.......................................... 40
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................. 40
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................... 40
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................. 41
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........... 41
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................... 41
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............... 41
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................. 42
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................... 42
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.............................................. 42
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................... 43

LIVING BENEFITS............................................................................ 44

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.............................................................................. 44
 TRUEACCUMULATION - HIGHEST DAILY.......................................................... 45
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB) (NO LONGER AVAILABLE FOR NEW ELECTIONS).......... 48
 TRUEINCOME (NO LONGER AVAILABLE FOR NEW ELECTIONS)........................................ 52
 TRUEINCOME - SPOUSAL (NO LONGER AVAILABLE FOR NEW ELECTIONS).............................. 57
 TRUEINCOME - HIGHEST DAILY (NO LONGER AVAILABLE FOR NEW ELECTIONS)........................ 60
 TRUEINCOME - HIGHEST DAILY 7.............................................................. 68
 TRUEINCOME - SPOUSAL HIGHEST DAILY 7...................................................... 76


                                      (i)


DEATH BENEFIT....................................................................  85

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?...................................  85
 BASIC DEATH BENEFIT.............................................................  85
 OPTIONAL DEATH BENEFIT..........................................................  85
 PAYMENT OF DEATH BENEFITS.......................................................  88

VALUING YOUR INVESTMENT..........................................................  91

 HOW IS MY ACCOUNT VALUE DETERMINED?.............................................  91
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?......................................  91
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?.....................................  91
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?.....................................  91

TAX CONSIDERATIONS...............................................................  93

GENERAL INFORMATION.............................................................. 100

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?...................................... 100
 WHO IS ALLSTATE LIFE?........................................................... 100
 WHAT IS THE SEPARATE ACCOUNT?................................................... 100
 WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?.................................. 101
 WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?............................. 102
 FINANCIAL STATEMENTS............................................................ 104
 HOW TO CONTACT US............................................................... 104
 LEGAL MATTERS................................................................... 105
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................. 105

APPENDIX A - ACCUMULATION UNIT VALUES............................................ A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU................. B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS.............................. C-1

APPENDIX D - FORMULA UNDER TRUEINCOME - HIGHEST DAILY............................ D-1

APPENDIX E - FORMULA UNDER TRUEACCUMULATION - HIGHEST DAILY...................... E-1

APPENDIX F - FORMULA UNDER TRUEINCOME - HIGHEST DAILY 7 AND TRUEINCOME - SPOUSAL
  HIGHEST DAILY 7................................................................ F-1

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES.. G-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the contract annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply, and any Purchase Credits we applied to your Purchase Payments that we are entitled to recover under certain circumstances and the Account Value includes any Longevity Credit we apply. With respect to Annuities with TrueIncome - Highest Daily, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Purchase Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments, or for life with a guaranteed minimum number of payments.

 Annuity Date The date you choose for annuity payments to commence. The Annuity Date must be no later than the first day of the month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date).

 Annuity Year A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Beneficiary Continuation Option Instead of receiving a death benefit in a lump sum or under an annuity option, a beneficiary may choose to receive the death benefit under an alternative death benefit payment option as provided by the Code.


 Benefit Fixed Rate Account A fixed investment option offered as part of this Annuity that is used only if you have elected TrueIncome - Highest Daily. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the asset transfer feature of TrueIncome - Highest Daily.


 Code The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit We offer an optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit or a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC) This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Fixed Rate Option An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.


 Free Look Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it. This right is referred to as your "free look" right. The length of this time period is dictated by state law, and may vary depending on whether your purchase is a replacement or not.


 Free Withdrawals You can withdraw a limited amount from your Annuity during each Annuity Year without the application of a CDSC, called the "Free Withdrawal" amount.

 Guaranteed Minimum Income Benefit (GMIB) An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 Guarantee Period A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 Highest Daily Value Death Benefit ("HDV") An optional death benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit or the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 Issue Date The effective date of your Annuity.

 Owner With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity.

 Portfolio An underlying mutual fund portfolio in which the Separate Account invests.

 Protected Income Value Under the optional Guaranteed Minimum Income Benefit
 (GMIB), the Protected Income Value is a calculation that determines the basis for guaranteed annuity payments.

 Protected Withdrawal Value Under the optional living benefits (other than GMIB), the calculation that determines the basis for guaranteed withdrawals.

 Purchase Credit If you purchase the X series, we apply an additional amount, called a Purchase Credit, to your Account Value with each purchase payment you make.

 Purchase Payment A cash consideration you give to us for the rights, privileges and benefits of the Annuity.

 Separate Account Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company.

 Sub-Account We issue your Annuity through our Separate Account. See "What is the Separate Account?" under the General Information section. The Separate Account invests in underlying mutual fund portfolios ("Portfolios"). From an accounting perspective, we divide the Separate Account into a number of sections, each of which corresponds to a particular Portfolio. We refer to each such section of our Separate Account as a "Sub-account".

 Surrender Value The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, annual maintenance fee, tax charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 TrueAccumulation - Highest Daily A separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program.

 TrueIncome An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer TrueIncome.

 TrueIncome - Highest Daily An optional benefit available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer TrueIncome - Highest Daily.

 TrueIncome - Highest Daily 7: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. TrueIncome - Highest Daily 7 is the same class of optional benefit as our TrueIncome - Highest Daily, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 TrueIncome - Spousal An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our program rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer TrueIncome - Spousal.


 TrueIncome - Spousal Highest Daily 7: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the TrueIncome - Highest Daily 7 and is the same class of optional benefit as our TrueIncome - Spousal, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Unit A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                       YOUR TRANSACTION FEES AND CHARGES
                        (assessed against each Annuity)

 CONTINGENT DEFERRED SALES CHARGE /1/
                                    B SERIES

                Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8+
                ------------------------------------------------
                7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
                ------------------------------------------------

                                    L SERIES

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         7.0%  7.0%  6.0%  5.0%   0.0%
                         ------------------------------

                                    X SERIES

         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
         -------------------------------------------------------------
         9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
         -------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1.

             -----------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
             -----------------------------------------------------
                FEE/CHARGE      B SERIES    L SERIES    X SERIES
             -----------------------------------------------------
             Transfer Fee/ 1/    $20.00      $20.00      $20.00
             Maximum             $10.00      $10.00      $10.00
             Current
             -----------------------------------------------------
             Tax Charge/ 2/    0% to 3.5%  0% to 3.5%  0% to 3.5%
             -----------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

---------------------------------------------------------------------------------------------------
                                    PERIODIC FEES AND CHARGES

                                 (assessed against each Annuity)
---------------------------------------------------------------------------------------------------
        FEE/CHARGE                 B SERIES                L SERIES                X SERIES
Annual Maintenance Fee /1/  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                Account Value           Account Value           Account Value
                            -----------------------------------------------------------------------
  Beneficiary
  Continuation              Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  Option Only                   Account Value           Account Value           Account Value

      --------------------------------------------------------------------------
      ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
      (assessed as a percentage of the daily net assets of the Sub-accounts)
      --------------------------------------------------------------------------
                   FEE/CHARGE                  B SERIES    L SERIES   X SERIES
      Mortality & Expense Risk                  1.00%       1.35%      1.40%
      Charge /3/
      --------------------------------------------------------------------------
      Administration Charge /3/                 0.15%       0.15%      0.15%
      --------------------------------------------------------------------------
      Settlement Service Charge /4/             1.00%       1.00%      1.00%
      --------------------------------------------------------------------------
      Total Annual Charges of the               1.15%       1.50%      1.55%
      Sub-accounts
      (excluding settlement service charge)
      --------------------------------------------------------------------------


 (1)Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

 (2)These charges are deducted daily and apply to the Sub-accounts only.
 (3)The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 (4)The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


----------------------------------------------------------------------------------
                              YOUR OPTIONAL BENEFIT
                              FEES AND CHARGES /1/
----------------------------------------------------------------------------------
OPTIONAL BENEFIT        OPTIONAL            TOTAL         TOTAL         TOTAL
                      BENEFIT FEE/         ANNUAL        ANNUAL        ANNUAL
                         CHARGE          CHARGE /2/    CHARGE /2/    CHARGE /2/
                   (as a percentage of   for B SERIES  for L SERIES  for X SERIES
                     Sub-account net
                     assets, unless
                   otherwise indicated)
----------------------------------------------------------------------------------
TRUEACCUMULATION
- HIGHEST DAILY
Maximum Charge/3/        0.75%              1.90%         2.25%         2.30%
Current Charge           0.60%              1.75%         2.10%         2.15%
(if elected on or
after May 1, 2009)
----------------------------------------------------------------------------------
GUARANTEED
MINIMUM INCOME
BENEFIT (GMIB)
Maximum Charge/3/     1.00% of PIV         1.15% +       1.50% +       1.55% +
                                         1.00% of PIV  1.00% of PIV  1.00% of PIV

Current Charge        0.50% of PIV         1.15% +       1.50% +       1.55% +
                                         0.50% of PIV  0.50% of PIV  0.50% of PIV
----------------------------------------------------------------------------------
TRUEINCOME
Maximum Charge/3/        1.50%              2.65%         3.00%         3.05%
Current Charge           0.60%              1.75%         2.10%         2.15%
----------------------------------------------------------------------------------
TRUEINCOME -
SPOUSAL
Maximum Charge/3/        1.50%              2.65%         3.00%         3.05%
Current Charge           0.75%              1.90%         2.25%         2.30%
----------------------------------------------------------------------------------
TRUEINCOME -
HIGHEST DAILY
Maximum Charge/3/        1.50%              2.65%         3.00%         3.05%
Current Charge           0.60%              1.75%         2.10%         2.15%
----------------------------------------------------------------------------------
TRUEINCOME -
HIGHEST DAILY 7
Maximum Charge/3/     1.50% of PWV         1.15% +       1.50% +       1.55% +
                                         1.50% of PWV  1.50% of PWV  1.50% of PWV

Current Charge        0.60% of PWV         1.15% +       1.50% +       1.55% +
                                         0.60% of PWV  0.60% of PWV  0.60% of PWV
----------------------------------------------------------------------------------
TRUEINCOME -
SPOUSAL HIGHEST
DAILY 7
Maximum Charge/3/     1.50% of PWV         1.15% +       1.50% +       1.55% +
                                         1.50% of PWV  1.50% of PWV  1.50% of PWV
Current Charge        0.75% of PWV         1.15% +       1.50% +       1.55% +
                                         0.75% of PWV  0.75% of PWV  0.75% of PWV
----------------------------------------------------------------------------------
COMBINATION 5%
ROLL-UP AND
HAV DEATH BENEFIT
Current and
Maximum
Charge/4/ (if
elected on or
after May 1, 2009)       0.80%              1.95%         2.30%         2.35%
----------------------------------------------------------------------------------
HIGHEST DAILY            0.50%              1.65%         2.00%         2.05%
VALUE DEATH
BENEFIT ("HDV")
Current and
Maximum Charge/4/
----------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
----------------------------------------------------------------------------------



 1. HOW CHARGE IS DETERMINED

    TrueAccumulation - Highest Daily: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For elections prior to May 1, 2009: 0.35% charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%.

    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections. This benefit is described on page 48.
    TrueIncome: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections. This benefit is described on page 52.
    TrueIncome - Spousal: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections. This benefit is described on page 57. TrueIncome Highest Daily: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections. This benefit is described on page 60.

    TrueIncome - Highest Daily 7: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge.
    TrueIncome - Spousal Highest Daily 7: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge.

    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.

    Combination 5% Roll-Up and HAV Death Benefit. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For elections prior to May 1, 2009: 0.50% current charge results in 1.65% total annual charge for B Series, 2.00% total annual charge for L Series, and 2.05% total annual charge for X Series. For elections on or after May 1, 2009: 0.80% current charge results in 1.95% total annual charge for B Series, 2.30% total annual charge for L Series, and 2.35% total annual charge for X Series.
 2. The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to each of TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily 7, the charge is assessed against the Protected Withdrawal Value. With respect to each of TrueIncome - Highest Daily 7 and TrueIncome
    - Spousal Highest Daily 7 one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.
 3. We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

 4. Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the Portfolios as of December 31, 2008. Each figure is stated as a percentage of the Portfolio's average daily net assets.


             -----------------------------------------------------
                 TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
             -----------------------------------------------------
                                                 MINIMUM  MAXIMUM
             -----------------------------------------------------
             Total Portfolio Operating Expenses  0.62%    2.49%
             -----------------------------------------------------


 The following are the total annual expenses for each Portfolio as of December 31, 2008 except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the Portfolio's investment management fee, other expenses, and any 12b-1 fees. Each figure is stated as a percentage of the Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the Portfolio before it provides Allstate Life with the daily net asset value. The Portfolio information was provided by the Portfolio company and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.


-----------------------------------------------------------------------------------------------
                                  PORTFOLIO ANNUAL EXPENSES

                (as a percentage of the average net assets of the Portfolios)
-----------------------------------------------------------------------------------------------
                                                    For the year ended December 31, 2008
                                              -------------------------------------------------
                 PORTFOLIO                                                  Acquired    Total
                                                                            Portfolio  Annual
                                              Management  Other              Fees &   Portfolio
                                                 Fee     Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------
Advanced Series Trust/1,2,3/
 AST Academic Strategies Asset Allocation/4/    0.72%     0.08%     0.00%     0.74%     1.54%
 AST Advanced Strategies                        0.85%     0.22%     0.00%     0.02%     1.09%
 AST Aggressive Asset Allocation                0.15%     0.05%     0.00%     0.90%     1.10%
 AST AllianceBernstein Core Value               0.75%     0.18%     0.00%     0.00%     0.93%
 AST AllianceBernstein Growth & Income          0.75%     0.13%     0.00%     0.00%     0.88%
 AST American Century Income & Growth/5/        0.75%     0.18%     0.00%     0.00%     0.93%
 AST Balanced Asset Allocation                  0.15%     0.02%     0.00%     0.93%     1.10%

---------------------------------------------------------------------------------------------------
                                    PORTFOLIO ANNUAL EXPENSES

                  (as a percentage of the average net assets of the Portfolios)
---------------------------------------------------------------------------------------------------
                                                        For the year ended December 31, 2008
                                                  -------------------------------------------------
                   PORTFOLIO                                                    Acquired    Total
                                                                                Portfolio  Annual
                                                  Management  Other              Fees &   Portfolio
                                                     Fee     Expenses 12b-1 Fee Expenses  Expenses
---------------------------------------------------------------------------------------------------
Advanced Series Trust continued
 AST Bond Portfolio 2015/6/                         0.64%     0.26%     0.00%     0.00%     0.90%
 AST Bond Portfolio 2016/6,7/                       0.65%     1.02%     0.00%     0.00%     1.67%
 AST Bond Portfolio 2018/6/                         0.64%     0.35%     0.00%     0.00%     0.99%
 AST Bond Portfolio 2019/6/                         0.64%     0.47%     0.00%     0.00%     1.11%
 AST Bond Portfolio 2020/6,7/                       0.65%     1.02%     0.00%     0.00%     1.67%
 AST Capital Growth Asset Allocation                0.15%     0.01%     0.00%     0.96%     1.12%
 AST CLS Growth Asset Allocation/8/                 0.30%     0.20%     0.00%     0.95%     1.45%
 AST CLS Moderate Asset Allocation/8/               0.30%     0.16%     0.00%     0.93%     1.39%
 AST Cohen & Steers Realty Portfolio/5/             1.00%     0.17%     0.00%     0.00%     1.17%
 AST DeAM Large-Cap Value                           0.85%     0.15%     0.00%     0.00%     1.00%
 AST Federated Aggressive Growth                    0.95%     0.21%     0.00%     0.00%     1.16%
 AST First Trust Balanced Target                    0.85%     0.15%     0.00%     0.00%     1.00%
 AST First Trust Capital Appreciation Target        0.85%     0.15%     0.00%     0.00%     1.00%
 AST Focus Four Plus/9/                             0.85%     1.08%     0.00%     0.11%     2.04%
 AST Global Real Estate                             1.00%     0.27%     0.00%     0.00%     1.27%
 AST Goldman Sachs Concentrated Growth              0.90%     0.14%     0.00%     0.00%     1.04%
 AST Goldman Sachs Mid-Cap Growth                   1.00%     0.18%     0.00%     0.00%     1.18%
 AST Goldman Sachs Small-Cap Value                  0.95%     0.22%     0.00%     0.00%     1.17%
 AST High Yield/5/                                  0.75%     0.18%     0.00%     0.00%     0.93%
 AST Horizon Growth Asset Allocation/10/            0.30%     0.35%     0.00%     0.93%     1.58%
 AST Horizon Moderate Asset Allocation/10/          0.30%     0.28%     0.00%     0.87%     1.45%
 AST International Growth                           1.00%     0.18%     0.00%     0.00%     1.18%
 AST International Value                            1.00%     0.18%     0.00%     0.00%     1.18%
 AST Investment Grade Bond/6/                       0.64%     0.13%     0.00%     0.00%     0.77%
 AST JPMorgan International Equity/5/               0.89%     0.20%     0.00%     0.00%     1.09%
 AST Large-Cap Value/5/                             0.75%     0.12%     0.00%     0.00%     0.87%
 AST Lord Abbett Bond-Debenture                     0.80%     0.17%     0.00%     0.00%     0.97%
 AST Marsico Capital Growth                         0.90%     0.13%     0.00%     0.00%     1.03%
 AST MFS Global Equity                              1.00%     0.32%     0.00%     0.00%     1.32%
 AST MFS Growth                                     0.90%     0.15%     0.00%     0.00%     1.05%
 AST Mid-Cap Value                                  0.95%     0.19%     0.00%     0.00%     1.14%
 AST Money Market/5/                                0.50%     0.12%     0.00%     0.00%     0.62%
 AST Neuberger Berman/LSV Mid-Cap Value             0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Mid-Cap Growth/5/             0.90%     0.15%     0.00%     0.00%     1.05%
 AST Neuberger Berman Small-Cap Growth              0.95%     0.21%     0.00%     0.00%     1.16%
 AST Niemann Capital Growth Asset Allocation/10/    0.30%     0.29%     0.00%     0.87%     1.46%
 AST Parametric Emerging Markets Equity             1.10%     0.53%     0.00%     0.00%     1.63%
 AST PIMCO Limited Maturity Bond                    0.65%     0.15%     0.00%     0.00%     0.80%
 AST PIMCO Total Return Bond                        0.65%     0.13%     0.00%     0.00%     0.78%
 AST Preservation Asset Allocation                  0.15%     0.02%     0.00%     0.87%     1.04%
 AST QMA US Equity Alpha/11/                        1.00%     0.57%     0.00%     0.00%     1.57%
 AST Schroders Mulit-Asset World Strategies         1.10%     0.35%     0.00%     0.00%     1.45%
 AST Small-Cap Growth                               0.90%     0.22%     0.00%     0.00%     1.12%
 AST Small-Cap Value                                0.90%     0.18%     0.00%     0.00%     1.08%
 AST T. Rowe Price Asset Allocation                 0.85%     0.15%     0.00%     0.00%     1.00%
 AST T. Rowe Price Global Bond                      0.80%     0.19%     0.00%     0.00%     0.99%
 AST T. Rowe Price Large-Cap Growth                 0.88%     0.13%     0.00%     0.00%     1.01%
 AST T. Rowe Price Natural Resources Portfolio      0.90%     0.14%     0.00%     0.00%     1.04%
 AST UBS Dynamic Alpha                              1.00%     0.16%     0.00%     0.00%     1.16%
 AST Western Asset Core Plus Bond                   0.70%     0.14%     0.00%     0.00%     0.84%

-----------------------------------------------------------------------------------------------------------
                                        PORTFOLIO ANNUAL EXPENSES

                      (as a percentage of the average net assets of the Portfolios)
-----------------------------------------------------------------------------------------------------------
                                                                For the year ended December 31, 2008
                                                          -------------------------------------------------
                       PORTFOLIO                                                        Acquired    Total
                                                                                        Portfolio  Annual
                                                          Management  Other              Fees &   Portfolio
                                                             Fee     Expenses 12b-1 Fee Expenses  Expenses
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust/12/
 Franklin Templeton VIP Founding Funds Allocation Fund      0.00%     0.13%     0.00%     0.65%     0.78%
ProFunds VP/13/
 Consumer Goods                                             0.75%     0.92%     0.25%     0.00%     1.92%
 Consumer Services                                          0.75%     1.49%     0.25%     0.00%     2.49%
 Financials                                                 0.75%     0.83%     0.25%     0.00%     1.83%
 Health Care                                                0.75%     0.74%     0.25%     0.00%     1.74%
 Industrials                                                0.75%     0.87%     0.25%     0.00%     1.87%
 Large-Cap Growth                                           0.75%     0.75%     0.25%     0.00%     1.75%
 Large-Cap Value                                            0.75%     0.80%     0.25%     0.00%     1.80%
 Mid-Cap Growth                                             0.75%     0.77%     0.25%     0.00%     1.77%
 Mid-Cap Value                                              0.75%     0.77%     0.25%     0.00%     1.77%
 Real Estate                                                0.75%     0.77%     0.25%     0.00%     1.77%
 Small-Cap Growth                                           0.75%     0.82%     0.25%     0.00%     1.82%
 Small-Cap Value                                            0.75%     0.91%     0.25%     0.00%     1.91%
 Telecommunications                                         0.75%     0.77%     0.25%     0.00%     1.77%
 Utilities                                                  0.75%     0.73%     0.25%     0.00%     1.73%



 1 Advanced Series Trust: Share of the Portfolios are generally purchased through variable insurance products. The Advanced Series Trust (the "Trust") has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust (except as noted below), Prudential Investments LLC and AST Investment Services, Inc. have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below.



       Average Daily Net Assets of Portfolio         Fee Rate Including Waiver
 ------------------------------------------------------------------------------
 Up to and including $500 million                       0.10% (no waiver)
 ------------------------------------------------------------------------------
 Over $500 million up to and including $750 million           0.09%
 ------------------------------------------------------------------------------
 Over $750 million up to and including $1 billion             0.08%
 ------------------------------------------------------------------------------
 Over $1 billion                                              0.07%
 ------------------------------------------------------------------------------



    The administrative services fee is not waived in the case of the Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios. The Dynamic Asset Allocation Portfolios are AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, and AST Preservation Asset Allocation. The Tactical Asset Allocation Portfolios are AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.

    The Dynamic Asset Allocation Portfolios and the Tactical Asset Allocation Portfolios are "fund of funds" which means each of these Portfolios invests primarily or exclusively in one or more mutual funds, referred to here as "Underlying Portfolios". A Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Portfolios. Because the Dynamic Asset Allocation Portfolios generally invest all of their assets in Underlying Portfolios, the Dynamic Asset Allocation Portfolios generally will not be directly subject to the administrative services fee. Because the Tactical Asset Allocation Portfolios generally invest at least 90% of their assets in Underlying Portfolios, only 10% of their assets generally will be directly subject to the administrative services fee. Because the AST Academic Strategies Asset Allocation Portfolio generally invests approximately 65% of its assets in Underlying Portfolios, only 35% of its assets generally will be directly subject to the administrative services fee. The AST Focus Four Plus Portfolio is not directly subject to the administrative services fee to the extent it invests in the Core Plus Bond Portfolio or any other Trust Portfolio. The AST Academic Strategies Portfolio is not directly subject to the administrative services fee to the extent it invests in any other Trust Portfolio. In determining the administrative services fee, only assets of a Tactical Asset Allocation Portfolio, the AST Academic Strategies Asset Allocation Portfolio, and AST Focus Four Plus Portfolio that are not invested in Underlying Portfolios will be counted as average daily net assets of the relevant Portfolio for purposes of the above-referenced breakpoints. This will result in a Portfolio paying higher administrative services fees than if all of the assets of the Portfolio were counted for purposes of computing the relevant administrative services fee breakpoints. The Underlying Portfolios in which the Dynamic Asset Allocation Portfolios, Tactical Asset Allocation Portfolios, and AST Academic Strategies Asset Allocation Portfolio invest, however, will be subject to the administrative services fee.

 2 Some of the Portfolios invest in other investment companies (the "Acquired Portfolios"). For example, each Dynamic and Tactical Asset Allocation Portfolio invests in shares of other Portfolios of the Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2008. The Dynamic Asset Allocation Portfolios and AST Focus Four Plus Portfolio do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios in the prospectus for the Trust.

 3 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 4 Academic Strategies Asset Allocation Portfolio: The only investment management fee to be paid directly to the Investment Managers by the Academic Strategies Asset Allocation Portfolio will be the Portfolio's annualized contractual investment management fee of 0.72% of its average daily net assets. Since the Academic Strategies Asset Allocation Portfolio is expected to invest approximately 65% of its assets in portfolios of the Trust (referred to here as "Underlying Trust Funds") under normal circumstances, the Academic Strategies Asset Allocation Portfolio will also indirectly pay investment management fees on its investments in the Underlying Trust Funds. To the extent that the other Asset Allocation Portfolios invest their assets in Underlying Trust Funds, such Asset Allocation Portfolios will also indirectly pay investment management fees on its investments in the Underlying Trust Funds.

    The Academic Strategies Asset Allocation Portfolio will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Funds. The Underlying Trust Funds in which the Academic Strategies Asset Allocation Portfolio invests, however, will be subject to the administrative services fee.

    The Academic Strategies Asset Allocation Portfolio indirectly incurs a pro rata portion of the fees and expenses of the Acquired Portfolios in which it invests. From January 1, 2008 to July 20, 2008, the Academic Strategies Asset Allocation Portfolio was known as the AST Balanced Asset Allocation Portfolio (the Balanced Portfolio). The Balanced Portfolio invested all of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Balanced Portfolio were 0.88% for the period January 1, 2008 to July 20, 2008. As set forth above, under normal conditions, the Academic Strategies Asset Allocation Portfolio invests approximately 65% of its assets in Acquired Portfolios. The actual annualized "Acquired Portfolio Fees and Expenses" for the Academic Strategies Asset Allocation Portfolio were 0.735% for the period July 21, 2008 to December 31, 2008. The Investment Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's "Acquired Portfolio Fees and Expenses" on an annualized basis do not exceed 0.685% of the Academic Strategies Asset Allocation Portfolio's average daily net assets based on the daily calculation described below. This arrangement will be monitored and applied daily based upon the Academic Strategies Asset Allocation Portfolio's then current holdings of Acquired Portfolios and the expense ratios of the relevant Acquired Portfolios as of their most recent fiscal year end. Because the expense ratios of the relevant Acquired Portfolios will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Asset Allocation Portfolio's actual "Acquired Portfolio Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets on an annualized basis. These arrangements relating to the Portfolio's "Acquired Portfolio Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

    The Investment Managers have contractually agreed to reimburse expenses and/or waive fees so that the Academic Strategies Asset Allocation Portfolio's investment management fees plus "Other Expenses" (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 0.80% of the Portfolio's average daily net assets during the Academic Strategies Asset Allocation Portfolio's first year of operations (i.e., July 21, 2008 through July 20,
    2009).

 5 Effective as of July 1, 2008, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.



               Portfolio                Fee Waiver and/or Expense Limitation
  ---------------------------------------------------------------------------
  AST Large-Cap Value                                  0.84%
  ---------------------------------------------------------------------------
  AST Cohen & Steers Realty                            0.97%
  ---------------------------------------------------------------------------
  AST American Century Income & Growth                 0.87%
  ---------------------------------------------------------------------------
  AST High Yield                                       0.88%
  ---------------------------------------------------------------------------
  AST Money Market                                     0.56%
  ---------------------------------------------------------------------------
  AST JPMorgan International Equity                    1.01%
  ---------------------------------------------------------------------------
  AST Neuberger Berman Mid-Cap Growth                  1.25%
  ---------------------------------------------------------------------------



 6 With respect to each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, and the AST Investment Grade Bond Portfolio, Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolios so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, and extraordinary expenses) do not exceed 1.00% of each Portfolio's average daily net assets for the fiscal year ending December 31, 2009. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 7 AST Bond Portfolio 2016 and AST Bond Portfolio 2020 are based on estimated expenses for 2009 at an estimated asset level.
 8 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $200 million.
 9 The Investment Managers have contractually agreed to waive their investment management fees on AST Focus Four Plus Portfolio assets invested in the AST Western Asset Core Plus Bond Portfolio through May 1, 2010. Under normal circumstances, the Portfolio invests approximately 25% of its assets in the AST Western Asset Core Plus Bond Portfolio. Assuming a contractual fee waiver of 0.21% (i.e., 25% of the Portfolio's contractual investment management fee of 0.85%), the annualized operating expense ratio of the Portfolio would be reduced from 2.04% to 1.83%.
 10 The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, dividend and interest expense, if any, related to short sales, extraordinary expenses, and

    Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio's average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio's average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio's average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.
 11 With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.
 12 The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the acquired fund in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
 13 Other Expenses and Total Annual Portfolio Operating Expenses, which are as of December 31, 2008, have been restated to reflect subsequent changes in the contractual amounts of fees paid for management services. ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Allstate Life Annuity with the cost of investing in other Allstate Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods if you invested $10,000 in the Annuity and your investment had a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge.
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2008, and those expenses remain the same each year*

   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the TrueIncome - Highest Daily 7 and the Combination 5% Roll-Up and HAV Death Benefit (the maximum combination of optional benefit charges). The maximum charge, rather than the current charge, is deducted for these benefits in the examples.
   . For the X Series example, expense example calculations are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.
   .   For the X Series example, the Longevity Credit does not apply.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling form.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your annuity at the end of the applicable time period:


                                1 yr  3 yrs  5 yrs  10 yrs
                     -------------------------------------
                     B SERIES  $1,255 $2,301 $3,315 $5,899
                     -------------------------------------
                     L SERIES  $1,289 $2,483 $3,187 $6,120
                     -------------------------------------
                     X SERIES  $1,473 $2,677 $3,747 $6,151
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                 1 yr 3 yrs 5 yrs  10 yrs
                       ----------------------------------
                       B SERIES  N/A   N/A  $3,045 $5,899
                       ----------------------------------
                       L SERIES  N/A   N/A  $3,187 $6,120
                       ----------------------------------
                       X SERIES  N/A   N/A  $3,207 $6,151
                       ----------------------------------


 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                      -----------------------------------
                      B SERIES  $625 $1,851 $3,045 $5,899
                      -----------------------------------
                      L SERIES  $659 $1,943 $3,187 $6,120
                      -----------------------------------
                      X SERIES  $663 $1,957 $3,207 $6,151
                      -----------------------------------


 1  You may not annuitize in the first three (3) Annuity Years.

 A Table of accumulation values appears in Appendix A to this Prospectus.

                                    SUMMARY

        Allstate RetirementAccess Variable Annuity B Series ("B Series") Allstate RetirementAccess Variable Annuity L Series ("L Series") Allstate RetirementAccess Variable Annuity X Series ("X Series")

 This Summary describes key features of the variable annuities described in this prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire prospectus for a complete description of the variable annuities. Your financial advisor can also help you if you have questions.

 What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.


 What does it mean that my variable annuity is "tax-deferred"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You may also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, or Roth IRA. Although there is no additional tax advantage to a variable annuity purchased through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 What variable annuities are offered in this prospectus? This prospectus describes the variable annuities listed below. The annuities differ primarily in how fees are deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. With the help of your financial professional, you choose the annuity based on your time horizon, liquidity needs, and desire for credits. The annuities described in this prospectus are:
..   Allstate RetirementAccess Variable Annuity B Series ("B Series")
..   Allstate RetirementAccess Variable Annuity L Series ("L Series")
..   Allstate RetirementAccess Variable Annuity X Series ("X Series")

 See Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these annuities.

 How do I purchase one of the variable annuities? See your financial professional to complete an application. Your eligibility to purchase is based on your age and the size of your investment:

                  Product   Maximum Age for  Minimum Initial
                            Initial Purchase Purchase Payment
                  -------------------------------------------
                  B Series         85             $1,000
                  -------------------------------------------
                  X Series         75            $10,000
                  -------------------------------------------
                  L Series         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your annuity at any time, subject to maximums allowed by us and as provided by law.


 After you purchase your annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law. You must cancel your Annuity in writing (referred to as the "freelook period").


 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing your Account Value."


 How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax (see "Tax Considerations"), and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.


 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can trade off the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 Options for Guaranteed Lifetime Withdrawals. We offer several optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.


 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help manage your guarantee through all market cycles. Please see applicable optional benefits section as well as Appendix D and F for more information on each formula.


 These benefits contain detailed provisions, so please see the following sections of the prospectus for complete details:

..   TrueIncome - Highest Daily 7
..   TrueIncome - Spousal Highest Daily 7

 Options for Guaranteed Accumulation. We offer an optional benefit called TrueAccumulation - Highest Daily for an additional fee that guarantees your account value to a certain level after a period of years. As part of this benefit you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as Appendix E for more information on the formula.

 This benefit contains detailed provisions, so please see the following section of the prospectus for complete details:
..   TrueAccumulation - Highest Daily

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also offer an optional death benefit for an additional charge:
   .   Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
       Offers the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the "Death Benefit" section of the Prospectus for more information.

 How do I receive credits?
 With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNERS AGE ON THE DATE THAT THE PURCHASE         PURCHASE CREDIT ON PURCHASE
      PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
---------------------------------------------------------------------------------------------
                   0 - 80                                          6.00%*
                   81 - 85                                         3.00%
---------------------------------------------------------------------------------------------

 * For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

 With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

 Please see the section entitled "Managing Your Account Value" for more information.

 What are the Annuity's Fees and Charges?
 Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long you have held your Annuity. The CDSC is different depending on which annuity you purchase:

              Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10+
    -----------------------------------------------------------------------
    B Series   7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    --      --
    -----------------------------------------------------------------------
    L Series   7.0%  7.0%  6.0%  5.0%  0.0%    --    --    --    --      --
    -----------------------------------------------------------------------
    X Series   9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%    0.0%

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.


 Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 Tax Charge: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your Purchase Payments or Account Value and is designed to approximate the taxes that we are required to pay.

 Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

                    FEE/CHARGE             B Series L Series X Series
          -----------------------------------------------------------
          Mortality & Expense Risk Charge     1.00%    1.35%    1.40%
          -----------------------------------------------------------
          Administration Charge               0.15%    0.15%    0.15%
          -----------------------------------------------------------
          Total Insurance Charge              1.15%    1.50%    1.55%


 Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as TrueIncome - Highest Daily 7, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 Costs to Sell and Administer Our Variable Annuity: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 Other Information Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Allstate Financial Advisors Separate Account I (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any Portfolio will meet its investment objective. The Portfolios that you select are your choice - we do not recommend or endorse any particular Portfolio.

 Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, which contract series you selected, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain Portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of The Prudential Insurance Company of America. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the Portfolios can be obtained by calling 1-866-695-2647.

 Beginning May 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.

 Not all Portfolios offered as Sub-accounts are available if you elect certain optional benefits. The following table lists the currently allowable investment options when you choose certain optional benefits:



 If you select any one of                Then you may only invest among the following Sub-accounts
 the following optional benefits:        (the "Permitted Sub-accounts"):
 TrueIncome                              AST Academic Strategies Asset Allocation Portfolio
 TrueIncome - Spousal                    AST Capital Growth Asset Allocation Portfolio
 TrueIncome - Highest Daily              AST Balanced Asset Allocation Portfolio
 TrueIncome - Highest Daily 7            AST Preservation Asset Allocation Portfolio
 TrueIncome - Spousal Highest Daily 7    AST Advanced Strategies Portfolio
 Highest Daily Value Death Benefit       AST First Trust Balanced Target Portfolio
                                         AST First Trust Capital Appreciation Target Portfolio
                                         AST Focus Four Plus Portfolio
                                         AST T. Rowe Price Asset Allocation Portfolio
                                         AST UBS Dynamic Alpha Strategy Portfolio
                                         AST CLS Growth Asset Allocation Portfolio
                                         AST CLS Moderate Asset Allocation Portfolio
                                         AST Horizon Growth Asset Allocation Portfolio
                                         AST Horizon Moderate Asset Allocation Portfolio
                                         AST Niemann Capital Growth Asset Allocation Portfolio
                                         AST Schroders Multi-Asset World Strategies Asset Allocation Portfolio
                                         Franklin Templeton VIP Founding Funds Allocation Fund
----------------------------------------------------------------------------------------------------------------



 Under TrueAccumulation - Highest Daily, the Combination 5% Roll-up and HAV Death Benefit, and the Guaranteed Minimum Income Benefit, all Sub-accounts are permitted.


 Additional Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

    ------------------------------------------------------------------------
     STYLE/      INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
                     ADVANCED SERIES TRUST
    ------------------------------------------------------------------------
     ASSET    AST Academic Strategies Asset              AlphaSimplex
     ALLOCA   Allocation Portfolio (formerly known    Group, LLC; Credit
     TION     as AST Balanced Asset Allocation         Suisse Securities
              Portfolio): seeks long term capital      (USA) LLC; First
              appreciation. The Portfolio is a          Quadrant L.P.;
              multi- asset class fund that pursues    Jennison Associates
              both top-down asset allocation              LLC; Mellon
              strategies and bottom-up selection            Capital
              of securities, investment managers,         Management
              and mutual funds. Under normal          Corporation; Pacific
              circumstances, approximately 60% of         Investment
              the assets will be allocated to             Management
              traditional asset classes (including        Company LLC
              US and international equities and            (PIMCO);
              bonds) and approximately 40% of the      Prudential Bache
              assets will be allocated to              Asset Management,
              nontraditional asset classes               Incorporated;
              (including real estate, commodities,       Quantitative
              and alternative strategies). Those          Management
              percentages are subject to change at      Associates LLC
              the discretion of the advisor.
    ------------------------------------------------------------------------
     ASSET    AST Advanced Strategies Portfolio:           LSV Asset
     ALLOCA   seeks a high level of absolute              Management;
     TION     return. The Portfolio invests in          Marsico Capital
              traditional and non-traditional          Management, LLC;
              investment strategies and by            Pacific Investment
              investing in domestic and foreign           Management
              equity and fixed income securities,         Company LLC
              derivative instruments in exchange       (PIMCO); T. Rowe
              traded funds. The asset allocation       Price Associates,
              generally provides for an allotment     Inc.; William Blair
              of 50% of the portfolio assets to a       & Company, LLC;
              combination of domestic and                Quantitative
              international equity strategies and         Management
              the remainder in a combination of         Associates LLC
              U.S. fixed income, hedged
              international bond and real return
              bonds. The manager will allocate the
              assets of the portfolio across
              different investment categories and
              subadvisors.
    ------------------------------------------------------------------------
     ASSET    AST Aggressive Asset Allocation             Prudential
     ALLOCA   Portfolio: seeks to obtain total         Investments LLC;
     TION     return consistent with its specified       Quantitative
              level of risk. The Portfolio                Management
              primarily invests its assets in a         Associates LLC
              diversified portfolio of other
              mutual funds, the underlying
              portfolios, of the Advanced Series
              Trust and certain affiliated money
              market funds. Under normal market
              conditions, the Portfolio will
              devote approximately 100% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 92.5% to
              100%) and the remainder of its net
              assets to underlying portfolios
              investing primarily in debt
              securities and money market
              instruments (with a range of 0% -
              7.5%). The Portfolio is not limited
              to investing exclusively in shares
              of the underlying portfolios and may
              invest in securities and futures
              contracts, swap agreements and other
              financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE    AST AllianceBernstein Core Value         AllianceBernstein
     CAP      Portfolio: seeks long-term capital             L.P.
     VALUE    growth by investing primarily in
              common stocks. The subadviser
              expects that the majority of the
              Portfolio's assets will be invested
              in the common stocks of large
              companies that appear to be
              undervalued. Among other things, the
              Portfolio seeks to identify
              compelling buying opportunities
              created when companies are
              undervalued on the basis of investor
              reactions to near-term problems or
              circumstances even though their
              long-term prospects remain sound.
              The subadviser seeks to identify
              individual companies with earnings
              growth potential that may not be
              recognized by the market at large.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &          AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation              Prudential
      ALLOCA    Portfolio (formerly known as AST        Investments LLC;
      TION      Conservative Asset Allocation             Quantitative
                Portfolio): seeks to obtain total          Management
                return consistent with its specified     Associates LLC
                level of risk. The Portfolio
                primarily invests its assets in a
                diversified portfolio of other
                mutual funds, the underlying
                portfolios, of the Advanced Series
                Trust and certain affiliated money
                market funds. Under normal market
                conditions, the Portfolio will
                devote approximately 60% of its net
                assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 52.5% to
                67.5%, and 40% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 32.5% to 47.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities and futures
                contracts, swap agreements and other
                financial and derivative instruments.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2015: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the TrueAccumulation benefit and
                maintain liquidity to support
                changes in market conditions for a
                fixed maturity of 2015. Please note
                that you may not make purchase
                payments to this Portfolio, and that
                this Portfolio is available only
                with certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2016: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the TrueAccumulation benefit and
                maintain liquidity to support
                changes in market conditions for a
                fixed maturity of 2016. Please note
                that you may not make purchase
                payments to this Portfolio, and that
                this Portfolio is available only
                with certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2018: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the TrueAccumulation benefit and
                maintain liquidity to support
                changes in market conditions for a
                fixed maturity of 2018. Please note
                that you may not make purchase
                payments to this Portfolio, and that
                this Portfolio is available only
                with certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2019: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the TrueAccumulation benefit and
                maintain liquidity to support
                changes in market conditions for a
                fixed maturity of 2019. Please note
                that you may not make purchase
                payments to this Portfolio, and that
                this Portfolio is available only
                with certain living benefits.
     ----------------------------------------------------------------------
      FIXED     AST Bond Portfolio 2020: seeks the         Prudential
      INCOME    highest potential total return             Investment
                consistent with its specified level     Management, Inc.
                of risk tolerance to meet the
                parameters established to support
                the TrueAccumulation benefit and
                maintain liquidity to support
                changes in market conditions for a
                fixed maturity of 2020. Please note
                that you may not make purchase
                payments to this Portfolio, and that
                this Portfolio is available only
                with certain living benefits.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET       AST Capital Growth Asset Allocation        Prudential
     ALLOCA      Portfolio: seeks to obtain total        Investments LLC;
      TION       return consistent with its specified      Quantitative
                 level of risk. The Portfolio               Management
                 primarily invests its assets in a        Associates LLC
                 diversified portfolio of other
                 mutual funds, the underlying
                 portfolios, of the Advanced Series
                 Trust and certain affiliated money
                 market funds. Under normal market
                 conditions, the Portfolio will
                 devote approximately 75% of its net
                 assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities and futures
                 contracts, swap agreements and other
                 financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Growth Asset Allocation         CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
     ASSET       AST CLS Moderate Asset Allocation       CLS Investments
     ALLOCA      Portfolio: seeks the highest                  LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
   -------------------------------------------------------------------------
    SPECIALTY    AST Cohen & Steers Realty Portfolio:     Cohen & Steers
                 seeks to maximize total return              Capital
                 through investment in real estate       Management, Inc.
                 securities. The Portfolio pursues
                 its investment objective by
                 investing, under normal
                 circumstances, at least 80% of its
                 net assets in common stocks and
                 other equity securities issued by
                 real estate companies, such as real
                 estate investment trusts (REITs).
                 Under normal circumstances, the
                 Portfolio will invest substantially
                 all of its assets in the equity
                 securities of real estate companies,
                 i.e., a company that derives at
                 least 50% of its revenues from the
                 ownership, construction, financing,
                 management or sale of real estate or
                 that has at least 50% of its assets
                 in real estate. Real estate
                 companies may include real estate
                 investment trusts (REITs).
   -------------------------------------------------------------------------
     LARGE       AST DeAM Large-Cap Value Portfolio:         Deutsche
      CAP        seeks maximum growth of capital by         Investment
     VALUE       investing primarily in the value           Management
                 stocks of larger companies. The          Americas, Inc.
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadviser
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL       AST Federated Aggressive Growth         Federated Equity
      CAP        Portfolio: seeks capital growth. The       Management
     GROWTH      Portfolio pursues its investment           Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that      Federated Global
                 are traded on national security            Investment
                 exchanges, NASDAQ stock exchange and    Management Corp.;
                 the over- the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth and S&P
                 600 Small Cap Index.
   -------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCA      Portfolio: seeks long-term capital            L.P.
     TION       growth balanced by current income.
                The Portfolio seeks to achieve its
                objective by investing approximately
                65% in common stocks and
                approximately 35% in fixed income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across five uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the Global Dividend Target 15,
                the NYSE(R) International Target 25,
                and the Target Small Cap. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCA      Target Portfolio: seeks long-term             L.P.
     TION       capital growth. The Portfolio seeks
                to achieve its objective by
                investing approximately 80% in
                common stocks and approximately 20%
                in fixed income securities. The
                portfolio allocates the equity
                portion of the portfolio across five
                uniquely specialized strategies -
                the Value Line(R) Target 25, the
                Global Dividend Target 15, the
                Target Small Cap, the Nasdaq(R)
                Target 15, and the NYSE(R)
                International Target 25. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks. The fixed
                income allocation is determined by
                the Dow Jones Income strategy which
                utilizes certain screens to select
                bonds from the Dow Jones Corporate
                Bond Index or like-bonds not in the
                index.
  ---------------------------------------------------------------------------
    ASSET       AST Focus Four Plus Portfolio: seeks   First Trust Advisors
    ALLOCA      long-term capital growth. The                 L.P.
     TION       Portfolio seeks to achieve its
                objective by investing approximately
                75% in common stocks and
                approximately 25% in fixed-income
                securities. The Portfolio allocates
                the equity portion of the portfolio
                across four uniquely specialized
                strategies - The Dow(R) Target
                Dividend, the Value Line(R) Target
                25, the NYSE(R) International Target
                25, and the S&P Target SMid 60. Each
                strategy employs a quantitative
                approach by screening common stocks
                for certain attributes and/or using
                a multi-factor scoring system to
                select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    AST Global Real Estate Portfolio:        Prudential Real
                seeks capital appreciation and          Estate Investors
                income. The Portfolio will normally
                invest at least 80% of its liquid
                assets (net assets plus any
                borrowing made for investment
                purposes) in equity-related
                securities of real estate companies.
                The Portfolio will invest in
                equity-related securities of real
                estate companies on a global basis
                and the Portfolio may invest up to
                15% of its net assets in ownership
                interests in commercial real estate
                through investments in private real
                estate.
  ---------------------------------------------------------------------------
    LARGE       AST Goldman Sachs Concentrated            Goldman Sachs
     CAP        Growth Portfolio: seeks long-term       Asset Management,
    GROWTH      growth of capital. The Portfolio              L.P.
                will pursue its objective by
                investing primarily in equity
                securities of companies that the
                subadviser believes have the
                potential to achieve capital
                appreciation over the long-term. The
                Portfolio seeks to achieve its
                investment objective by investing,
                under normal circumstances, in
                approximately 30 - 45 companies that
                are considered by the subadviser to
                be positioned for long-term growth.
  ---------------------------------------------------------------------------
   MID CAP      AST Goldman Sachs Mid-Cap Growth          Goldman Sachs
    GROWTH      Portfolio: seeks long-term capital      Asset Management,
                growth. The Portfolio pursues its             L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
  ---------------------------------------------------------------------------
    SMALL       AST Goldman Sachs Small-Cap Value         Goldman Sachs
     CAP        Portfolio: seeks long-term capital      Asset Management,
    VALUE       appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
  ---------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST High Yield Portfolio: seeks        Pacific Investment
     INCOME      maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio will invest, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in non-investment
                 grade high yield, fixed-income
                 investments which may be represented
                 by forwards or derivatives such as
                 options, futures contracts, or swap
                 agreements. Non-investment grade
                 investments are financial
                 instruments rated Ba or lower by a
                 Moody's Investors Services, Inc. or
                 equivalently rated by Standard
                 Poor's Corporation, or Fitch, or, if
                 unrated, determined by the
                 subadviser to be of comparable
                 quality.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Growth Asset Allocation         Horizon
      ALLOCA     Portfolio: seeks the highest           Investments, LLC
      TION       potential total return consistent
                 with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Moderate Asset                  Horizon
      ALLOCA     Allocation Portfolio: seeks the        Investments, LLC
      TION       highest potential total return
                 consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE      AST Large-Cap Value Portfolio: seeks      Dreman Value
      CAP       current income and long-term growth        Management
     VALUE      of income, as well as capital             L.L.C.; Eaton
                appreciation. The Portfolio invests,          Vance
                under normal circumstances, at least       Management;
                80% of its net assets in common         Hotchkis and Wiley
                stocks of large capitalization               Capital
                companies. Large capitalization          Management LLC
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
   -------------------------------------------------------------------------
     FIXED      AST Lord Abbett Bond-Debenture          Lord, Abbett & Co.
    INCOME      Portfolio: seeks high current income           LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may find
                good value in high yield securities,
                sometimes called "lower-rated bonds"
                or "junk bonds," and frequently may
                have more than half of its assets
                invested in those securities. The
                Portfolio may also make significant
                investments in mortgage-backed
                securities. Although the Portfolio
                expects to maintain a weighted
                average maturity in the range of
                five to twelve years, there are no
                maturity restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities. The Portfolio may
                invest up to 20% of its net assets
                in foreign securities.
   -------------------------------------------------------------------------
     LARGE      AST Marsico Capital Growth               Marsico Capital
      CAP       Portfolio: seeks capital growth.         Management, LLC
    GROWTH      Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
   -------------------------------------------------------------------------
     INTER      AST MFS Global Equity Portfolio:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
   -------------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks           Massachusetts
      CAP       long-term capital growth and future,    Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP     AST Mid-Cap Value Portfolio: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
    GROWTH      Portfolio: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
   --------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman/LSV Mid-Cap            LSV Asset
     VALUE      Value Portfolio (formerly known as         Management;
                AST Neuberger Berman Mid-Cap Value      Neuberger Berman
                Portfolio): seeks capital growth.        Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
   --------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum          Management LLC
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   --------------------------------------------------------------------------
     ASSET      AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
     TION       highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
   --------------------------------------------------------------------------
     INTER      AST Parametric Emerging Markets        Parametric Portfolio
    NATIONAL    Equity Portfolio: seeks long-term        Associates LLC
    EQUITY      capital appreciation. The Portfolio
                normally invests at least 80% of its
                net assets in equity securities
                traded on the equity markets of
                emerging market countries, which are
                those considered to be developing.
                Emerging markets countries include
                countries in Asia, Latin America,
                the Middle East, Southern Europe,
                Eastern Europe, Africa and the
                region formerly comprising the
                Soviet Union. A company will be
                considered to be located in an
                emerging market country if it is
                domiciled in or derives more that
                50% of its revenues or profits from
                emerging market countries. The
                Portfolio seeks to employ a
                top-down, disciplined and structured
                investment process that emphasizes
                broad exposure and diversification
                among emerging market countries,
                economic sectors and issuers.
   --------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Limited Maturity Bond         Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investment
               instruments of varying maturities
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO Total Return Bond             Pacific Investment
     INCOME    Portfolio: seeks to maximize total          Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements.
    ------------------------------------------------------------------------
     ASSET     AST Preservation Asset Allocation           Prudential
     ALLOCA    Portfolio: seeks to obtain total         Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, the underlying
               portfolios, of the Advanced Series
               Trust and certain affiliated money
               market funds. Under normal market
               conditions, the Portfolio will
               devote approximately 35% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%. The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities and futures
               contracts, swap agreements and other
               financial and derivative instruments.
    ------------------------------------------------------------------------
     LARGE     AST QMA US Equity Alpha Portfolio:         Quantitative
      CAP      seeks long term capital                     Management
     BLEND     appreciation. The portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
    ------------------------------------------------------------------------
     ASSET     AST Schroders Multi-Asset World              Schroder
     ALLOCA    Strategies (formerly known as AST           Investment
     TION      American Century Strategic               Management North
               Allocation Portfolio): seeks               America Inc.
               long-term capital appreciation
               through a global flexible asset
               allocation approach. This asset
               allocation approach entails
               investing in traditional asset
               classes, such as equity and
               fixed-income investments, and
               alternative asset classes, such as
               investments in real estate,
               commodities, currencies, private
               equity, and absolute return
               strategies. The sub-advisor seeks to
               emphasize the management of risk and
               volatility. Exposure to different
               asset classes and investment
               strategies will vary over time based
               upon the sub advisor's assessments
               of changing market, economic,
               financial and political factors and
               events.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Growth Portfolio:            Eagle Asset
      CAP      seeks long-term capital growth. The      Management, Inc.
     GROWTH    Portfolio pursues its objective by
               investing, under normal
               circumstances, at least 80% of the
               value of its assets in
               small-capitalization companies.
               Small-capitalization companies are
               those companies with a market
               capitalization, at the time of
               purchase, no larger than the largest
               capitalized company included in the
               Russell 2000(R) Index at the time of
               the Portfolio's investment.
    ------------------------------------------------------------------------
     SMALL     AST Small-Cap Value Portfolio: seeks       ClearBridge
      CAP      to provide long-term capital growth       Advisors, LLC;
     VALUE     by investing primarily in                  Dreman Value
               small-capitalization stocks that            Management
               appear to be undervalued. The           L.L.C.; J.P. Morgan
               Portfolio invests, under normal             Investment
               circumstances, at least 80% of the      Management, Inc.;
               value of its net assets in small            Lee Munder
               capitalization stocks. Small             Investments, Ltd
               capitalization stocks are the stocks
               of companies with market
               capitalization that are within the
               market capitalization range of the
               Russell 2000(R) Value Index.
    ------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation       T. Rowe Price
     ALLOCA      Portfolio: seeks a high level of        Associates, Inc.
      TION       total return by investing primarily
                 in a diversified portfolio of equity
                 and fixed income securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
   --------------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond            T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds") and emerging market
                 bonds. In addition, the Portfolio
                 may invest up to 30% of its assets
                 in mortgage-related (including
                 mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and asset-
                 backed securities. The Portfolio may
                 invest in futures, swaps and other
                 derivatives in keeping with its
                 objective.
   --------------------------------------------------------------------------
     LARGE       AST T. Rowe Price Large-Cap Growth       T. Rowe Price
      CAP        Portfolio: seeks long-term growth of    Associates, Inc.
     GROWTH      capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through invest in
                 the common stocks of companies that
                 own or develop natural resources
                 (such as energy products, precious
                 metals and forest products) and
                 other basic commodities. The
                 Portfolio invests, under normal
                 circumstances, at least 80% of the
                 value of its assets in natural
                 resource companies. The Portfolio
                 may also invest in non-resource
                 companies with the potential for
                 growth. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
   --------------------------------------------------------------------------
     ASSET       AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA      seeks to maximize total return,            Management
      TION       consisting of capital appreciation      (Americas) Inc.
                 and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
   --------------------------------------------------------------------------
     FIXED       AST Western Asset Core Plus Bond         Western Asset
     INCOME      Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
   --------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
   -------------------------------------------------------------------------
    MODERATE    Franklin Templeton VIP Founding         Franklin Templeton
     ALLOCA     Funds Allocation Fund: Seeks capital      Services, LLC
     TION       appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
   -------------------------------------------------------------------------
                            PROFUNDS VP
   -------------------------------------------------------------------------
    Each ProFunds VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
   -------------------------------------------------------------------------
     SMALL      ProFund VP Small-Cap Value: seeks       ProFund Advisors
      CAP       daily investment results, before               LLC
     VALUE      fees and expenses, that correspond
                to the daily performance of the S&P
                SmallCap 600/Citigroup Value
                Index(R). The S&P SmallCap
                600/Citigroup Value Index is
                designed to provide a comprehensive
                measure of small-cap U.S. equity
                "value" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the value end of the
                growth-value spectrum. (Note: The
                S&P SmallCap 600 Index is a measure
                of small-cap company U.S. stock
                market performance. It is a float
                adjusted market capitalization
                weighted index of 600 U.S. operating
                companies. Securities are selected
                for inclusion in the index by an S&P
                committee through a nonmechanical
                process that factors criteria such
                as liquidity, price, market
                capitalization, financial viability,
                and public float.)
   -------------------------------------------------------------------------
     SMALL      ProFund VP Small-Cap Growth: seeks      ProFund Advisors
      CAP       daily investment results, before               LLC
    GROWTH      fees and expenses, that correspond
                to the daily performance of the S&P
                SmallCap 600/Citigroup Growth
                Index(R). The S&P SmallCap
                600/Citigroup Growth Index is
                designed to provide a comprehensive
                measure of small-cap U.S. equity
                "growth" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P SmallCap
                600 Index that have been identified
                as being on the growth end of the
                growth-value spectrum. (Note: The
                S&P SmallCap 600 Index is a measure
                of small-cap company U.S. stock
                market performance. It is a float
                adjusted market capitalization
                weighted index of 600 U.S. operating
                companies. Securities are selected
                for inclusion in the index by an S&P
                committee through a nonmechanical
                process that factors criteria such
                as liquidity, price, market
                capitalization, financial viability,
                and public float.)
   -------------------------------------------------------------------------
    The S&P SmallCap 600 Index is a measure of small-cap company U.S.
    stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
   -------------------------------------------------------------------------
     LARGE      ProFund VP Large-Cap Value: seeks       ProFund Advisors
      CAP       daily investment results, before               LLC
     VALUE      fees and expenses, that correspond
                to the daily performance of the S&P
                500/Citigroup Value Index(R). The
                S&P 500/Citigroup Value Index is
                designed to provide a comprehensive
                measure of large-cap U.S. equity
                "value" performance. It is an
                unmanaged float adjusted market
                capitalization weighted index
                comprised of stocks representing
                approximately half the market
                capitalization of the S&P 500 Index
                that have been identified as being
                on the value end of the growth value
                spectrum.
   -------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE       ProFund VP Large-Cap Growth: seeks     ProFund Advisors
       CAP        daily investment results, before             LLC
      GROWTH      fees and expenses, that correspond
                  to the daily performance of the S&P
                  500/Citigroup Growth Index(R). The
                  S&P 500/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of large-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P 500 Index
                  that have been identified as being
                  on the growth end of the
                  growth-value spectrum.
    -----------------------------------------------------------------------
     The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
    -----------------------------------------------------------------------
     MID CAP      ProFund VP Mid-Cap Value: seeks        ProFund Advisors
      VALUE       daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Value Index(R).
                  The S&P MidCap 400/Citigroup Value
                  Index is designed to provide a
                  comprehensive measure of mid-cap
                  U.S. equity "value" performance. It
                  is an unmanaged float adjusted
                  market capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the value end of the
                  growth-value spectrum.
    -----------------------------------------------------------------------
     MID CAP      ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
      GROWTH      daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the S&P
                  MidCap 400/Citigroup Growth
                  Index(R). The S&P MidCap
                  400/Citigroup Growth Index is
                  designed to provide a comprehensive
                  measure of mid-cap U.S. equity
                  "growth" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P MidCap 400
                  Index that have been identified as
                  being on the growth end of the
                  growth-value spectrum.
    -----------------------------------------------------------------------
     The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow
                  Jones U.S. Health Care Index
                  measures the performance of the
                  healthcare industry of the U.S.
                  equity market. Component companies
                  include health care providers,
                  biotechnology companies, medical
                  supplies, advanced medical devices
                  and pharmaceuticals.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow
                  Jones U.S. Industrials Index
                  measures the performance of the
                  industrial industry of the U.S.
                  equity market. Component companies
                  include building materials, heavy
                  construction, factory equipment,
                  heavy machinery, industrial
                  services, pollution control,
                  containers and packaging, industrial
                  diversified, air freight, marine
                  transportation, railroads, trucking,
                  land-transportation equipment,
                  shipbuilding, transportation
                  services, advanced industrial
                  equipment, electric components and
                  equipment, and aerospace.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Real Estate: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Telecommunications: seeks   ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
    -----------------------------------------------------------------------
     SPECIALTY    ProFund VP Utilities: seeks daily      ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
    -----------------------------------------------------------------------


 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and the other Dow indices, are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 Because under certain option benefits we restrict the investment options in which you can participate, note that your participation in those benefits could result in your missing investment opportunities that might arise in investment options from which you are excluded. (Of course, potentially missing investment opportunities in investment options in which you do not participate is an inherent consequence of any investment choice, and generally speaking, it is your decision as to how to invest your purchase payments).

 WHAT ARE THE FIXED RATE OPTIONS?

 The Fixed Rate Options consist of a one-year Fixed Rate Option, an Enhanced Fixed Rate Option used with our Enhanced Dollar Cost Averaging Program, and (with respect to TrueIncome - Highest Daily only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning TrueIncome - Highest Daily.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. Amounts allocated to the Fixed Rate Option become part of Allstate Life's general assets.

 We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each purchase payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 From time to time we may offer an Enhanced Dollar Cost Averaging ("DCA") program. If we do, you may allocate all or part of any Purchase Payment to the Enhanced Fixed Rate Option. You would then automatically transfer amounts over stated periods (e.g., six or twelve months) from the Enhanced Fixed Rate Option to the permissible Sub-accounts that you select. We reserve the right at any time to limit the investment options into which Enhanced Fixed Rate Option assets are transferred. After selecting the time period over which transfers will occur, you may not thereafter change the period during which transfers will be made. You may allocate Purchase Payments to more than one transfer period. You may not transfer from other investment options to the Enhanced Fixed Rate Option. This program is not available if you elect certain optional benefits.

 The first periodic transfer will occur on the date you allocate your Purchase Payment to the Enhanced Fixed Rate Option or the date following the end of any free-look period, if later. Subsequent transfers will occur on the monthly anniversary of the first transfer. The amount of each periodic transfer will be based on the period of time during which transfers are scheduled to occur. For example, if you choose a six-payment transfer schedule, each transfer generally will equal 1/6/th/ of the amount you allocated to the Enhanced Fixed Rate Option. The final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the Enhanced Fixed Rate Option assets are transferred, provided that any such investment option is one that we permit. You may make a one time transfer of the remaining value out of your Enhanced Fixed Rate Option, if you so choose. Transfers from the Enhanced Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

 If you make a withdrawal or have a fee assessed from your Annuity, and all or part of that withdrawal or fee comes out of the Enhanced Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer.

 By investing amounts on a regular basis instead of investing the total amount at one time, the DCA program may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, Dollar Cost Averaging cannot ensure a profit or protect against loss in a declining market.

 NOTE: When a DCA program is established from a Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Rate Option over the Guarantee Period.

                               FEES AND CHARGES

 The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, Allstate Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Allstate Life incurs in promoting, distributing, issuing and administering an Annuity and, in the case of the X Series, to offset a portion of the costs associated with offering the Credit features which are funded through Allstate Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that Allstate Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X Series and make a withdrawal that is subject to the CDSC, we may use part of that CDSC to recoup our costs of providing the Purchase Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC when taking a required minimum distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and required minimum distributions are each explained more fully in the section entitled "Access to Account Value."

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a dollar cost averaging, automatic rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the transfer fee and are not counted toward the twenty free transfers. Similarly, transfers made under our enhanced dollar cost averaging program pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a transfer fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the transfer fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the transfer fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an annual maintenance fee. The annual maintenance fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken only from the Sub-accounts. Currently, the annual maintenance fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the annual maintenance fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the annual maintenance fee. However, any increase will only apply to Annuities issued after the date of the increase. The amount of this charge may differ in certain states. If you are a beneficiary under the Beneficiary Continuation Option, the annual maintenance fee is the lesser of $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the Separate Account. We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the mortality & expense risk charge and the administration charge. The Insurance Charge is intended to compensate Allstate Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons to whom we guarantee annuity payments will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the interest rate amount we credit to Fixed Rate Options may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Rate Option may be reduced to reflect those assumptions.

 Optional Benefits for which we assess a charge: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit price for each Sub-account. For certain other optional benefits, such as TrueIncome - Highest Daily 7, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the sections entitled "Living Benefit Programs" and "Death Benefit" for a description of the charge for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a settlement service charge although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Allstate Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or tax charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options. That is, the interest rate we credit to a Fixed Rate Option may be reduced to reflect those factors.


 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an administration charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment:
 You must make a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 Where allowed by law, we must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your contract to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Allstate Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Allstate Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions:
 Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations:
 We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
..   Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
..   Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances we may allow you to name one or more Contingent Annuitants with our prior approval. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the prospectus.
..   Beneficiary: The beneficiary is the person(s) or entity you name to receive the Death Benefit. Your beneficiary designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and beneficiary designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   A new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   A new Annuitant subsequent to the Annuity Date;
..   For "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
..   A change in beneficiary if the Owner had previously made the designation irrevocable.

 There may be restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" section of the Prospectus for any such restrictions.

 Spousal Owners/Spousal Beneficiaries/Spousal Annuitants If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative beneficiary designation. Unless you elect an alternative beneficiary designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For TrueIncome - Spousal, the eligible surviving spouse will also be able to assume the benefit with the Annuity. See the description of this benefit in the "Living Benefit Programs" section of this prospectus. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is only permitted to spouses as defined by federal law.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. You must send your Annuity to us before the end of the applicable time period. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However where required by law, we will return your Purchase Payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Allstate Life's systematic investment plan or a periodic purchase payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be paid at any time before the Annuity Date and prior to the Owner's 86/th/ birthday. However, purchase payments are not permitted if the Account Value drops to zero.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "Allstate Life's Systematic Investment Plan." We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as TrueIncome, TrueIncome - Spousal, TrueIncome - Highest Daily, TrueIncome Highest Daily 7, or TrueIncome - Spousal Highest Daily 7. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or
 (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the contract under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

   Oldest owner's age on the date that  Purchase credit on purchase payments
              the purchase                          as they are
   payment is applied to the annuity          applied to the annuity
   --------------------------------------------------------------------------
                 0-80                                 6.00%*
   --------------------------------------------------------------------------
                 81-85                                3.00%
   --------------------------------------------------------------------------

 * For X series Annuities issued prior to December 10, 2007, the credit applicable to ages 0-80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying the Purchase Credit

 Initial Purchase Payment
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the same proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Allstate Life under certain circumstances:

..   any Purchase Credit applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered (to the extent allowed by state law); and

..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any Purchase Credit payable on Purchase Payments made within 12 months of the date the medically-related surrender is exercised; and
..   if you elect to "free-look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Allstate Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation in which we recover the Purchase Credit amount.

 General Information about the Purchase Credit Feature
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account to which you allocate Account Value at the time of any allocation or transfer.

 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through our Internet website (www.accessallstate.com).

 We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any Portfolio available under an Annuity. Currently, we charge $10.00 for each transfer you make after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a dollar cost averaging or automatic rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the Enhanced Fixed Rate Option are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer you make after you have reached your free transfer limit. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or any ProFund Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves any ProFund portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial. There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Allstate Life as well as other insurance companies that may have the same Portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional) and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value.



 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with any Enhanced Fixed Rate Option we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.


 Please Note: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the Financial Professional or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.accessallstate.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. TrueIncome, TrueIncome - Spousal, TrueIncome - Highest Daily, TrueIncome - Highest Daily 7, TrueIncome - Spousal Highest Daily 7, and Highest Daily Value Death Benefit).

 We will immediately send you confirmations of transactions that affect your Annuity.


 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, required minimum distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the annual maintenance fee, any tax charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are fully taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The maximum amount that you may withdraw will depend on your Annuity's Surrender Value as of the date we process the withdrawal request. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum partial withdrawal you may request is $100. To determine if a CDSC applies to partial withdrawals, we: 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC. 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn. 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

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

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or the Fixed Rate Option. Generally, Systematic Withdrawals from the Fixed Rate Option are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as an investment vehicle for certain retirement plans that receive special tax treatment under Sections 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of required minimum distributions.)


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. For purposes of determining whether your withdrawal is subject to the Contingent Deferred Sales Charge, we will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount not subject to Contingent Deferred Sales Charge.


 Required minimum distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Section 401(a)(9) of the Code. The required minimum distribution rules under Section 401(a)(9) apply to an Annuity issued as part of an IRA or SEP IRA. Required minimum distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the required minimum distribution rules under the Code. We do not assess a CDSC on required minimum distributions from your Annuity if you are required by law to take such required minimum distribution from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the required minimum distribution rules in relation to other savings or investment plans.

 The amount of the required minimum distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required minimum distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have required minimum distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly minimum distributions but does not apply to required minimum distributions taken out on a quarterly, semi-annual or annual basis.

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



 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the required minimum distribution requirements under the Code. Annuitized payments are not suspended as required minimum distributions for 2009.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-866-695-2647 or visit our Internet Website at www.accessallstate.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision, and (b) the amount of any Purchase Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above.

 This waiver of any applicable CDSC is subject to our rules, in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
   . this benefit is not available if the total amount of the withdrawal request exceeds $500,000; and
   .   no additional Purchase Payments can be made to the Annuity.

 Under most versions of the Annuity, a "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. For non-qualified annuity contracts, your Annuity Date must be no later than the first day of the month next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date), and certain annuity options may not be available depending on the age of the Owner or Annuitant. For qualified contracts, generally your Annuity Date must be no later than the first day of the month next following the 92/nd/ birthday of the Annuitant (unless we agree to another date) and certain annuity options may not be available depending on the age of the Annuitant. Certain States may have different requirements, based on applicable laws. Please refer to your Annuity contract.

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

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 Option 1
 Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

 Option 2
 Life Income Annuity with 120 Months Certain Period Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.

 If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity with 120 months certain period option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 Option 3
 Interest Payment Option: Under this option, we will credit interest on the adjusted Account Value until you request payment of all or part of the adjusted Account Value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA or other tax qualified vehicle.

 Under this option, all gain in the Annuity will be taxable as of the Annuity Date, however, you can withdraw part or all of the Account Value that we are holding at any time.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Allstate Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
..   Protecting a principal amount from decreases in value due to investment performance;

..   Taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

..   Guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or
..   Providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
..   TrueAccumulation - Highest Daily
..   Guaranteed Minimum Income Benefit (GMIB)/1/
..   TrueIncome and TrueIncome - Spousal/1/
..   TrueIncome - Highest Daily/1/
..   TrueIncome - Highest Daily 7
..   TrueIncome - Spousal Highest Daily 7

 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
       . Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under TrueAccumulation - Highest Daily, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.

       . Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.


       . Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. The withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under TrueIncome - Highest Daily 7, for example, the guaranteed amount generally is equal to your Account Value, appreciated at seven percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. TrueIncome, TrueIncome - Spousal, and TrueIncome - Highest Daily are no longer available for new elections.

 Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the "Investment Options" section of the Prospectus on page 17 for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).


 Termination of Existing Benefits and Election of New Benefits
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider, however you generally will only be permitted to re-elect the benefit or elect another currently available lifetime withdrawal benefit on any

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

 anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.


 TRUEACCUMULATION(R) - HIGHEST DAILY


 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in TrueAccumulation - Highest Daily, in which case your election must be on an Annuity Anniversary). TrueAccumulation - Highest Daily is not available if you participate in any other living benefit. However, TrueAccumulation - Highest Daily may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

 TrueAccumulation - Highest Daily creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. TrueAccumulation - Highest Daily will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that TrueAccumulation - Highest Daily is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that TrueAccumulation - Highest Daily was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which TrueAccumulation - Highest Daily was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2009 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of TrueAccumulation - Highest Daily and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate

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

 to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal")
 (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii), and
 (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the TrueAccumulation - Highest Daily benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for TrueAccumulation - Highest Daily or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - [$7,500 / $177,500]), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 TrueAccumulation - Highest Daily uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula may not be altered. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued annuity contracts that elect TrueAccumulation - Highest Daily and for existing contracts that elect the benefit post-issue. This required formula helps us manage our financial exposure under TrueAccumulation - Highest Daily, by moving assets out of certain Sub-accounts in certain scenarios if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the Permitted Sub-accounts in other scenarios.

 For purposes of operating the TrueAccumulation - Highest Daily formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected TrueAccumulation - Highest Daily, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate Purchase Payments to, or transfer Account Value to or from, such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account

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

 Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.accessallstate.com.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolios. Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST bond portfolios. If your entire Account Value is transferred to the AST bond portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolios to the Sub-accounts and the entire Account Value would remain in the AST bond portfolios. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money in or out of the AST bond portfolios. Once the Purchase Payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST bond portfolios, if dictated by the formula.

 The amount that is transferred to and from the AST bond portfolios pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolios are available only with these benefits, and you may not allocate Purchase Payments and transfer Account Value to or from the AST bond portfolios.

 Transfers do not impact any guarantees that have already been locked-in.

 Election/Cancellation of the Benefit
 TrueAccumulation - Highest Daily can be elected on the Issue Date of your Annuity, or at any time thereafter. If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required

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

 documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect
 TrueAccumulation - Highest Daily only if the oldest of the Owner and Annuitant is 84 or younger on the date of election.

 If you wish, you may cancel TrueAccumulation - Highest Daily. You may then elect a new TrueAccumulation - Highest Daily on any Annuity Anniversary after you have cancelled TrueAccumulation - Highest Daily, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of TrueAccumulation - Highest Daily, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the asset transfer formula will be reallocated to the Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your re-election of TrueAccumulation - Highest Daily, Account Value may be transferred between the AST Bond Portfolio Sub-accounts and the other Sub-accounts according to the formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, all, or none of the Account Value to the AST Bond Portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon termination of TrueAccumulation - Highest Daily, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. Once TrueAccumulation - Highest Daily is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of TrueAccumulation - Highest Daily provided that the benefit you are looking to elect is available on a post-issue basis.

 TrueAccumulation - Highest Daily will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, TrueAccumulation - Highest Daily will no longer provide any guarantees. The charge for TrueAccumulation - Highest Daily will no longer be deducted from your Account Value upon termination of the benefit.

 Special Considerations under TrueAccumulation - Highest Daily
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.


 Charges under the Benefit
 We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in TrueAccumulation - Highest Daily. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges."

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

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

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

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

..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments

 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA or SEP IRA, in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.


 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity

 Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
 You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Benefit

 The GMIB benefit is no longer available for election. The Annuitant must have been age 75 or less as of the effective date of the GMIB benefit.


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 Termination of the Benefit
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Benefit
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 TRUEINCOME(R)
 TrueIncome is no longer being offered. TrueIncome could be elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must be at least 45 years old when the benefit is elected. TrueIncome was not available if you elected any other optional living benefit. As long as your TrueIncome is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and TrueIncome is in effect. Certain benefits under TrueIncome may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of TrueIncome. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect TrueIncome, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elect TrueIncome at the time you purchase your Annuity, the Account
    Value will be your initial Purchase Payment.

..   For existing Owners who elected TrueIncome, the Account Value on the date of your election of TrueIncome will be used to determine the initial Protected Withdrawal Value.


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..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   You are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under TrueIncome
..   The Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under TrueIncome have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected TrueIncome and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for TrueIncome has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under TrueIncome
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

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 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under TrueIncome, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 TrueIncome does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $0

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

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 Benefits Under TrueIncome
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, TrueIncome will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

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

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under TrueIncome are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while TrueIncome is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. TrueIncome does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome. TrueIncome provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual
    Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

 Election of the Benefit

 We no longer permit elections of TrueIncome. If you wish, you may cancel TrueIncome, however you generally will only be permitted to elect another currently available lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once TrueIncome is cancelled you are not required to re-elect another optional living benefit. If you cancel TrueIncome, you lose all guarantees under the benefit and will base any guarantees under the new benefit on your current Account Value. Any such new benefit may be more expensive.


 Termination of the Benefit
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for TrueIncome will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

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

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 TRUEINCOME - SPOUSAL
 TrueIncome - Spousal is no longer being offered. TrueIncome - Spousal must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. TrueIncome - Spousal was not available if you elected any other optional living benefit or optional death benefit. As long as your TrueIncome
 - Spousal is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of TrueIncome - Spousal and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of TrueIncome - Spousal. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect TrueIncome - Spousal, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).



 Key Feature - Annual Income Amount under TrueIncome - Spousal
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under TrueIncome - Spousal, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. TrueIncome - Spousal does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under TrueIncome - Spousal. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under TrueIncome - Spousal have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

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 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under TrueIncome - Spousal or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Spousal has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of TrueIncome - Spousal are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for TrueIncome - Spousal or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces
..   Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER TRUEINCOME - SPOUSAL
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

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 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under TrueIncome - Spousal are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Spousal is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Spousal does not directly affect the Annuity's
    Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC).
    If you surrender your Annuity, you will receive the current Surrender
    Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the TrueIncome - Spousal. TrueIncome - Spousal provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for TrueIncome - Spousal even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue TrueIncome - Spousal upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. See
    "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Benefit

 We no longer permit elections of TrueIncome - Spousal - whether for those who currently participate in TrueIncome - Spousal or for those who are buying an Annuity for the first time. If you wish, you may cancel TrueIncome - Spousal, however you generally will only be permitted to elect another currently available lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once TrueIncome - Spousal is cancelled you are not required to re-elect another optional living benefit. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 TrueIncome - Spousal could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. TrueIncome - Spousal could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or


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


 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, TrueIncome - Spousal may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 Termination of the Benefit
 The benefit terminates automatically when your Annual Income Amount equals zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for TrueIncome - Spousal will no longer be deducted from your Account Value upon termination of the benefit.

 Additional Tax Considerations

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 TRUEINCOME - HIGHEST DAILY
 TrueIncome - Highest Daily is no longer offered for new elections. The income benefit under TrueIncome - Highest Daily currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome - Highest Daily was not available if you elected any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your TrueIncome - Highest Daily is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Highest Daily, and in Appendix D to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Highest Daily is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Highest Daily.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under TrueIncome - Highest Daily. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to

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

 calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect TrueIncome - Highest Daily. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected TrueIncome - Highest Daily (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected TrueIncome - Highest
    Daily;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected TrueIncome - Highest Daily; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected TrueIncome - Highest Daily, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under TrueIncome - Highest Daily
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under TrueIncome - Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a

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 Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for TrueIncome - Highest Daily has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Highest Daily upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Highest Daily does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under TrueIncome - Highest Daily, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Highest Daily or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   TrueIncome - Highest Daily is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

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

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under TrueIncome - Highest Daily
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under TrueIncome - Highest Daily, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount,
    TrueIncome - Highest Daily terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

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

 Other Important Considerations
..   Withdrawals under TrueIncome - Highest Daily are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Highest Daily is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
    TrueIncome - Highest Daily does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily. TrueIncome
    - Highest Daily provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain
    TrueIncome - Highest Daily. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   The charge for TrueIncome - Highest Daily is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Benefit
 For TrueIncome - Highest Daily, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily. Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.


 We no longer permit elections of TrueIncome - Highest Daily. If you wish, you may cancel TrueIncome - Highest Daily, however you generally will only be permitted to elect another currently available lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of TrueIncome - Highest Daily, any Account Value allocated to the Benefit Fixed Rate Account used with the asset transfer formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata according to the value of your Sub-accounts at the time of the re-allocation. Once TrueIncome - Highest Daily is cancelled you are not required to re-elect another optional living benefit. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.


 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of TrueIncome - Highest Daily, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

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 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected TrueIncome - Highest Daily;
    and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Mathematical Formula Component of TrueIncome - Highest Daily

 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect TrueIncome - Highest Daily. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e. the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to, or make transfers to or from, the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for TrueIncome
 - Highest Daily. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of TrueIncome - Highest Daily, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily, the ratios we use will be fixed. For newly issued annuities that elect TrueIncome - Highest Daily and existing annuities that elect TrueIncome - Highest Daily, however, we reserve the right to change the ratios.

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

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   How long you have owned TrueIncome - Highest Daily;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


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

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 Optional 90% Cap Rule Feature for the Formula Under TrueIncome - Highest Daily


 The Optional 90% Cap Feature is available for election only on or after July 27, 2009 and only in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.


 If you currently participate in TrueIncome - Highest Daily, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D (page D-2).

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix D will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions

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


 or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary.


 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for TrueIncome - Highest Daily is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


 TRUEINCOME - HIGHEST DAILY 7
 The income benefit under TrueIncome - Highest Daily 7 currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. TrueIncome - Highest Daily 7 is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as TrueIncome - Highest Daily 7 is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in TrueIncome - Highest Daily 7, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

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 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected
 Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under TrueIncome - Highest Daily 7
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Highest Daily 7 does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Highest Daily 7 benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   TrueIncome - Highest Daily 7 benefit is elected on March 5, 2008
..   The Annuitant was 70 years old when he/she elected TrueIncome - Highest
    Daily 7.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and Purchase    Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under TrueIncome - Highest Daily 7
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Highest Daily 7, and amounts are still payable under TrueIncome - Highest Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, TrueIncome - Highest Daily 7 terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while TrueIncome - Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Highest Daily 7 does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily 7. TrueIncome - Highest Daily 7 provides a guarantee that if your Account
    Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.accessallstate.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Highest Daily 7. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for TrueIncome - Highest Daily 7 is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for TrueIncome - Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit
 For TrueIncome - Highest Daily 7, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily 7. Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily 7, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.


 If you wish, you may cancel TrueIncome - Highest Daily 7, however you generally will only be permitted to re-elect the benefit or elect another currently available lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of TrueIncome - Highest Daily 7, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata according to the value of your Sub-accounts at the time of the reallocation. You should be aware that upon termination of TrueIncome - Highest Daily 7, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once TrueIncome - Highest Daily 7 is cancelled you are not required to re-elect another optional living benefit.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected TrueIncome - Highest Daily 7; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of TrueIncome - Highest Daily 7 other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of TrueIncome - Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Highest Daily 7. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily 7, we require that you participate in our mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of TrueIncome - Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix F to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Rule), see discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome
 - Highest Daily 7 and existing Annuities that elect TrueIncome - Highest Daily 7, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily 7.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary (and in some instances, could be large), as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned TrueIncome - Highest Daily 7;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 Optional 90% Cap Rule Feature for Formula for TrueIncome - Highest Daily 7


 The Optional 90% Cap Feature is available for election only on or after July 27, 2009 and only in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.


 If you currently own an Annuity and have elected TrueIncome - Highest Daily 7, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new mathematical formula is added to Appendix F (page F-3).

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix F will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST

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 Investment Grade Bond Sub-account will be transferred to your Permitted
 Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


 TRUEINCOME - SPOUSAL HIGHEST DAILY 7

 TrueIncome - Spousal Highest Daily 7 is the spousal version of TrueIncome - Highest Daily 7. TrueIncome - Spousal Highest Daily 7 must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. TrueIncome - Spousal Highest Daily 7 is not available if you elect any other optional living benefit or optional death benefit. As long as your TrueIncome - Spousal Highest Daily 7 Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit guarantees that until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue TrueIncome - Spousal Highest Daily 7 after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer benefit in order to participate in TrueIncome - Spousal Highest Daily 7, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.


 As discussed below, a key component of TrueIncome - Spousal Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Spousal Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for

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

    successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under TrueIncome - Spousal Highest Daily 7 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your

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

 Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Spousal Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Spousal Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Spousal Highest Daily 7 does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Spousal Highest Daily 7 or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   TrueIncome - Spousal Highest Daily 7 is elected on March 5, 2008.
..   The youngest Designated Life was 70 years old when he/she elected
    TrueIncome - Spousal Highest Daily 7.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

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

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under TrueIncome - Spousal Highest Daily 7
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Spousal Highest Daily 7, and amounts are still payable under TrueIncome - Spousal Highest Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, TrueIncome - Spousal Highest Daily 7 terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Spousal Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while TrueIncome - Spousal Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Spousal Highest Daily 7 does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Spousal Highest Daily 7. TrueIncome - Spousal Highest Daily 7 provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.accessallstate.com.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Spousal Highest Daily 7. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to permitted investment options, then on the Valuation Day we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

..   The fee for TrueIncome - Spousal Highest Daily 7 is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for TrueIncome - Spousal Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Benefit.
 TrueIncome - Spousal Highest Daily 7 can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, TrueIncome - Spousal Highest Daily 7 only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto)

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   ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, TrueIncome - Spousal Highest Daily 7 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.


 If you wish, you may cancel TrueIncome - Spousal Highest Daily 7, however you generally will only be permitted to re-elect the benefit or elect another currently available lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of TrueIncome - Spousal Highest Daily 7, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the asset transfer formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata according to the value of your Sub-accounts at the time of the reallocation. You should be aware that upon termination of TrueIncome - Spousal Highest Daily 7, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. Once TrueIncome - Spousal Highest Daily 7 benefit is cancelled you are not required to re-elect another optional living benefit.


 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected TrueIncome - Spousal Highest Daily 7; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Spousal Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Benefit
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of TrueIncome - Spousal Highest Daily 7 other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Mathematical Formula Component of TrueIncome - Spousal Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Spousal Highest Daily 7. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Spousal Highest Daily 7, we require that you participate in our specialized asset

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 transfer benefit, under which we may transfer Account Value between the
 Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of TrueIncome - Spousal Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix F to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Rule), see the discussion below.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Spousal Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome - Spousal Highest Daily 7 and existing Annuities that elect TrueIncome - Spousal Highest Daily 7, however, we reserve the right, subject to regulatory approval, to change the ratios.


 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Spousal Highest Daily 7.


 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   .   How long you have owned TrueIncome - Spousal Highest Daily 7;

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   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 Additional Tax Considerations

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010. We will continue to treat the calculated amount that would have been a required minimum distribution if not for the suspension as the amount available for withdrawal if you so choose.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here.


 Optional 90% Cap Rule Feature for the Formula for TrueIncome - Spousal Highest Daily 7


 The Optional 90% Cap Feature is available for election only on or after July 27, 2009 and only in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions.


 If you currently own an Annuity and have elected TrueIncome - Spousal Highest Daily 7, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula appears in Appendix F of this prospectus (pages F-3 and F-4).

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or 90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results

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 in greater than 90% of your Account Value being allocated to the AST
 Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix F will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. It is possible that an additional transfer to the permitted Sub-accounts could occur following the Valuation Day, and in some instances (based on the formula) this additional transfer could be large.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to the X Series, under certain circumstances, your Death Benefit may be reduced by the amount of any Purchase Credits we applied to your Purchase Payments. (See "How are Purchase Credits Applied to My Accounts Value".)

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments (and, for the X series, the amount of any
    Purchase Credits received more than 12 months prior to death) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts and the Fixed Rate
    Options (less the amount of any Purchase Credits applied within 12-months prior to the date of death, in the case of the X Series).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.


 OPTIONAL DEATH BENEFITS
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. Key terms that we use to describe the optional death benefit are set forth within the description of the optional death benefit.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect TrueIncome - Spousal or TrueIncome - Spousal Highest Daily 7, you are not permitted to elect an optional Death Benefit. With respect to the X Series, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Purchase Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Combination 5% Roll-up and Highest Anniversary Value ("HAV") Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.


 Certain of the Portfolios offered as Sub-accounts under an Annuity may not be available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) shown on page 17. In addition, we reserve the right to require you to use certain asset allocation model(s). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.


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 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death
 Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below. The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 Calculation of Highest Anniversary Value Death Benefit The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect TrueIncome - Spousal or TrueIncome - Spousal Highest Daily 7.


 See Appendix C for examples of how the Combination 5% Roll-up and Highest Anniversary Value Death Benefit is calculated.


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 Key Terms Used with the Highest Anniversary Value Death Benefit and the
 Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
..   The Death Benefit Target Date for the Highest Anniversary Value Death
    Benefit is the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
..   The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death
    Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of either the current Owner, the older of the joint Owners, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
..   The Highest Anniversary Value equals the highest of all previous
    "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (and associated Purchase Credits received more than 12 months prior to death for the X series) since such anniversary.
..   The Anniversary Value is the Account Value as of each anniversary of the
    Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of the X Series).
..   Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")
 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.


 If you elected this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, that new requirement will apply only to new elections of the benefit, and will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. All subsequent transfers and purchase payments will be subject to the new investment limitations.


 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and 2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Purchase Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected TrueAccumulation - Highest Daily, TrueIncome - Highest Daily, TrueIncome
       - Spousal, TrueIncome - Highest Daily 7, TrueIncome - Spousal Highest Daily 7, or the Combination 5% Roll-up and Highest Anniversary Value Death Benefit.


 See Appendix C for examples of how the Highest Daily Value Death Benefit is calculated.


 Key Terms Used with the Highest Daily Value Death Benefit:
..   The Death Benefit Target Date for the Highest Daily Value Death Benefit is
    the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either joint Owner, or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

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..   The Highest Daily Value equals the highest of all previous "Daily Values"
    less proportional withdrawals since such date and plus any Purchase Payments (plus associated Purchase Credits applied more than twelve
    (12) months prior to the date of death in the case of the X Series) since such date.
..   The Daily Value is the Account Value as of the end of each Valuation Day.
    The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death in the case of the X Series).
..   Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix C to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the older of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant.

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits terminate under other circumstances?
 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Allstate Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)

 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the Annuity.


 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

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 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions. Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA or other "qualified investment" that requires
 Minimum Distributions. Upon the Owner's death under an IRA or other "qualified investment", a Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether the Owner died on or before the date he or she was required to begin receiving required minimum distributions under the Code and whether the Beneficiary is the surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. Note that Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Minimum Distribution rules, are generally subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefit to Beneficiary" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is only available for an IRA, Roth IRA, SEP IRA, or a non-qualified Annuity.

 Under the Beneficiary Continuation Option:
..   The beneficiary must apply at least $15,000.
..   The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
..   The beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified and qualified Annuities, the charge is 1.00% per year.

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..   The beneficiary will incur an annual maintenance fee equal to the lesser of
    $30 or 2% of Account Value if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
..   The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if they had taken a lump sum distribution.
..   The available Sub-accounts will be among those available to the Owner at the time of death; however certain Sub-Accounts may not be available.
..   The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
..   No Fixed Allocations or fixed interest rate options will be offered.
..   No additional Purchase Payments can be applied to the Annuity.
..   The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
..   The beneficiary can request a withdrawal of all or a portion of the Account
    Value at any time without application of any applicable CDSC.
..   Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary, unless the beneficiary named a successor who may continue receiving payments.

 Currently all Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 Your Beneficiary will be provided with a prospectus and settlement option that will describe this option at the time he or she elects this option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Beneficiary - Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary designation. Unless you elect an alternative Beneficiary designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death", any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a TrueIncome - Highest Daily election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - TrueIncome - Highest Daily" section for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of a Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Allstate Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, but, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Allstate Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

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 Initial Purchase Payments: We are required to allocate your initial Purchase
 Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under section 72(q) or 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.



 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through our Internet website (www.accessallstate.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity Contract is issued to the Contract Owner. For Annuity Contracts issued under the Beneficiary Continuation Option refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.


 Taxes on Withdrawals and Surrender If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After

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 the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Please refer to your Annuity for the maximum Annuity Date.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your being disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually and computed over the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the designated beneficiary (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.


 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial exchanges of an Annuity may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for certain exceptions to the 10% federal income tax penalty. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: The designation of a Contingent Annuitant is generally not permitted on an Annuity held by an entity. Under the Code, if the annuitant is changed on a non-qualified Annuity held by an entity, that change is treated as the death of the Annuitant and triggers the requirement for distribution of death benefits.

 Reporting and Withholding on Distributions Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

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 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.


 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.


 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

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 The following is a general discussion of the tax considerations for Qualified
 Annuity contracts. This Annuity is not available for all types of the tax-favored retirement plans discussed below. It is currently available only for IRAs and Roth IRAs, This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, under Section 408A of the Code;

..   A corporate Pension or Profit-sharing plan (subject to Section 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to Section 401(a) of the
    Code);
..   Tax Sheltered Annuities (subject to Section 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
..   Section 457 plans (subject to Section 457 of the Code).


 A Nonqualified annuity may also be purchased by a custodial IRA or Roth IRA account, which can hold other permissible assets. The terms and administration of the custodial account in accordance with the laws and regulations for, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2009 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, Section 403(b) plans, and governmental Section 457(b) plans.

 The rollover rules applicable to non-spouse beneficiaries under the Code are more restrictive than the rollover rules applicable to owner/participants and spouse beneficiaries. Generally, non-spouse beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. This Annuity is not available to be used to accept rollovers from non-spouse beneficiaries.


 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

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..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.


 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2009 ($46,000 in 2008) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2009, this limit is $245,000 ($230,000 for 2008);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2009 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2009. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.


 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA, by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan , other than a Roth 401(k) or Roth 403(b) distribution, to a Roth IRA.


 Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA, subject to the same income limits. However, it is our understanding of the Code that non-spouse beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

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 Required Minimum Distributions and Payment Options If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions are suspended for 2009 and are scheduled to resume in 2010.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own. If you have previously elected the Minimum Distribution Option to satisfy your required minimum distributions, we will continue to make such distributions to you in 2009 based on this methodology, unless you tell us not to make a 2009 distribution.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA or Roth IRA, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
    Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. This means that if your beneficiary receives payment as periodic payments, no payment is required in 2009. If your beneficiary elects to receive full distribution by
    December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the six year anniversary of the date of death.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

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 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;

..   the amount received is attributable to your being disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually and computed over your life or life expectancy or over the joint lives or joint life expectancies of you and your designated beneficiary. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)


 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 For all distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

..   For any annuity payments, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.


 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

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

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.accessallstate.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, Systematic Withdrawals (including 72(q) and 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS ALLSTATE LIFE?
 Allstate Life is the issuer of the Annuities. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation. Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Annuities in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

 On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.


 In order to administer your annuity, certain discrete functions are performed by companies that are not affiliated with us. These companies may be considered "service providers" as defined under the Investment Company Act of 1940. These service providers may change over time, and as of December 31, 2008, consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202 Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive, Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street, New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615 .


 WHAT IS THE SEPARATE ACCOUNT?
 Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Separate Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Separate Account or Allstate Life. We own the assets of the Separate Account. The Separate Account is a segregated asset account under Illinois law. That means we account for the Separate Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Separate Account that are in excess of the reserves and other Annuity liabilities with respect to the Separate Account

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

 are subject to liabilities relating to our other operations. Our obligations arising under the Annuities are general corporate obligations of Allstate Life. The Separate Account consists of multiple Sub-accounts, each of which invests in a corresponding Portfolio. We may add new Sub-accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Separate Account, its Sub-accounts or the Portfolios. We may use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.


 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.


 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
 Each Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If a Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose Portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.


 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of Portfolios other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other Portfolios in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.


 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of a Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of a Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting

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

 rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES
 Allstate Life has entered into an agreement with the Advanced Series Trust, which provides the Portfolios available within this Annuity. Under the terms of the agreement, Allstate Life, or its designee, may provide administrative and/or support services to the Portfolios for which it receives a fee of up to 0.10% annually of the average assets allocated to the Portfolios. In addition, under the terms of the reinsurance agreement between Allstate Life and The Prudential Insurance Company of America (PICA) (see "What Is Allstate Life"), the fee is payable to PICA from Allstate Life. PICA and the Advanced Series Trust are affiliates.

 PICA or its affiliates have entered into agreements with the investment managers of the Advanced Series Trust where PICA or its affiliates may provide administrative and/or support services to the Advanced Series Trust for which a fee or reimbursement is payable.


 Allstate Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The existence of these fees tends to increase the overall cost of investing in the Portfolio.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.

 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.60% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 WHO DISTRIBUTES ANNUITIES OFFERED BY ALLSTATE LIFE?
 Allstate Distributors, L.L.C. ("Allstate Distributors"), located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Annuities. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

 Allstate Distributors does not sell Annuities directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Annuities through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Annuities. Annuities also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

 We will pay commissions to broker-dealers and banks which sell the Annuities. Commissions paid vary, but we may pay up to a maximum sales commission of 6.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.15% of Account Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Account Value and the number of years the Annuity is held.

 From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Account Value annually. These payments are intended to contribute to the promotion and marketing of the Annuities, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Annuities on a list of preferred or recommended products in the bank's or broker-dealer's distribution system;
 (2) sales promotions with regard to the Annuities; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives.

 In addition to the commissions paid to the selling registered representative, we may make other payments to promote the sale of our Annuities. To contribute to the promotion and marketing of the Annuities, we may enter into compensation arrangements with certain selling broker-dealers or banks (collectively "firms") under which the firm will provide marketing and distribution support services.

 The general types of payments that we make are:
..   Percentage Payments based upon Account Value. This type of payment is a percentage payment that is based upon the total Account Value of all Annuities that were sold through the firm.
..   Based upon Percentage Payments Sales. This type of payment is a percentage payment that is based upon the total amount received as purchase payments for Annuities sold through the firm.
..   Fixed payments. These types of payments are made directly to the firm in a fixed sum without regard to the value of Annuities sold. We may make payments upon the initiation of a relationship or subsequent payments for systems, operational and other support. Examples of other arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

 To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

 We are aware that the following firms received payment of more than $5,000 under one or more of these types of arrangements during the last calendar year or are expected to receive such payment during the current calendar year. The compensation includes payments in connection with variable annuity contracts issued by Allstate Life Insurance Company and Allstate Life Insurance Company of New York. Some payments may support the sale of all Allstate products offered through the firm which could include fixed annuities as well as life insurance products.

 We do not offer the arrangements to all firms, and the terms of the arrangements may differ among firms. While all firms appearing below received payments under one or more of the general types listed above, payments are determined on a firm by firm basis. In fact, a listed firm may not request or accept certain types of payments listed above. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 NAME OF FIRM:

 Morgan Stanley
 LPL Financial Services
 Citi Global Markets
 Edward Jones
 UBS Financial Services


 Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the Annuity.

 Allstate Life does not pay Allstate Distributors a commission for distribution of the Annuities. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Annuity sales. This compensation is based on a percentage of premium payments and/or a percentage of Account Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Annuities, including any liability to Annuity owners arising out of services rendered or Annuities issued.

 Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

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

 ADMINISTRATION
 We have primary responsibility for all administration of the Annuities and the Separate Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") on June 1, 2006 whereby, PICA or an affiliate provides administrative services to the Separate Account and the Annuities on our behalf.

 We provide the following administrative services, among others:
..   issuance of the Annuities;
..   maintenance of Annuity owner records;
..   Annuity owner services;
..   calculation of unit values;
..   maintenance of the Separate Account; and
..   preparation of Annuity owner reports.

 We will send you Annuity statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy.

 You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error. We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

 FINANCIAL STATEMENTS
 The financial statements of the Sub-accounts comprising the Separate Account and Allstate Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:


   . calling our Customer Service Team at 1-866-695-2647 during our normal business hours.

   . writing to us via regular mail at Annuity Service Center, P.O. Box 70179, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
   . accessing information about your Annuity through our Internet Website at www.accessallstate.com.

 You can obtain account information by calling our automated response system and at www.accessallstate.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.accessallstate.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Allstate Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Allstate Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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

 LEGAL MATTERS
 All matters of Illinois law pertaining to the Annuities, including the validity of the Annuities and Allstate Life's right to issue such Annuities under Illinois law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.


 On April 17, 2009, AST Investment Services, Inc. ("ASISI") one of the investment managers of Advanced Series Trust, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of ASISI related to certain variable annuities and Advanced Series Trust. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired ASISI, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, ASISI is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and ASISI has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of Advanced Series Trust and the Staff of the SEC. Prudential Investments LLC, the other investment manager of Advanced Series Trust, is not involved in the settlements.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

   .   Additions, Deletions or Substitutions of Investments
   .   The Annuities
   .   Company
   .   Principal Underwriter
   .   Allocation of Initial Purchase Payment
   .   Determination of Accumulation Unit Values
   .   General Matters
   .   Experts
   .   Financial Statements
   .   Appendix A - Accumulation Unit Values
   .   Separate Account Financial Information
   .   Company Financial Information

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

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling 866-695-2647 or by writing to us at the Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., TrueIncome), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                      ALLSTATE RETIREMENT ACCESS B SERIES
                        Allstate Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.24241        $11.09600             113
    01/01/2008 to 12/31/2008                                         $11.09600         $5.45945           6,938
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.13064        $10.38219               0
    01/01/2008 to 12/31/2008                                         $10.38219         $5.91956               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.09139         $9.50749           1,002
    01/01/2008 to 12/31/2008                                          $9.50749         $5.46249           3,498
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                                        $10.07406        $10.23019              47
    01/01/2008 to 12/31/2008                                         $10.23019         $5.99845             312
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08375         $9.77111             849
    01/01/2008 to 12/31/2008                                          $9.77111         $5.91991           2,949
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06654         $9.58052               0
    01/01/2008 to 12/31/2008                                          $9.58052         $6.18060               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08250        $10.44198               0
    01/01/2008 to 12/31/2008                                         $10.44198         $7.20649           5,315
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09348        $10.45687           7,065
    01/01/2008 to 12/31/2008                                         $10.45687         $7.04729         210,032
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11661        $10.44244           4,790
    01/01/2008 to 12/31/2008                                         $10.44244         $6.71665         160,346
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10634         $9.38860             568
    01/01/2008 to 12/31/2008                                          $9.38860         $6.02842             648

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                $10.07725        $10.46746           1,891
    01/01/2008 to 12/31/2008                                 $10.46746         $7.37829         185,767
--------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                $10.07831         $9.83615             124
    01/01/2008 to 12/31/2008                                  $9.83615         $6.09701           1,526
--------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.05186        $11.26442               0
    01/01/2008 to 12/31/2008                                 $11.26442         $6.39907             263
--------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                $10.12778         $8.85444              39
    01/01/2008 to 07/18/2008                                  $8.85444         $8.13582               0
--------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.09568        $10.23799              60
    01/01/2008 to 12/31/2008                                 $10.23799         $5.65876             591
--------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                $10.08357         $9.71560           4,876
    01/01/2008 to 12/31/2008                                  $9.71560         $7.91296          67,028
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.13455        $10.43403             842
    01/01/2008 to 12/31/2008                                 $10.43403         $6.16137           3,337
--------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                $10.01136        $10.54919             174
    01/01/2008 to 12/31/2008                                 $10.54919         $7.76519           4,870
--------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.12451        $10.45031              23
    01/01/2008 to 12/31/2008                                 $10.45031         $6.11692           4,238
--------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                $10.18258        $10.36729             427
    01/01/2008 to 12/31/2008                                 $10.36729         $6.00813           3,324
--------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                $10.09261         $9.58244             879
    01/01/2008 to 12/31/2008                                  $9.58244         $5.54292              82
--------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                $10.00752        $10.42273             294
    01/01/2008 to 12/31/2008                                 $10.42273         $7.90817           3,605
--------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.13357        $10.85115               0
    01/01/2008 to 12/31/2008                                 $10.85115         $6.04393           3,829
--------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                $10.15695        $10.45680             399
    01/01/2008 to 12/31/2008                                 $10.45680         $6.82398           3,779
--------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                $10.10906        $10.79010               0
    01/01/2008 to 12/31/2008                                 $10.79010         $6.79479           1,010
--------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                $10.07805         $9.77256             425
    01/01/2008 to 12/31/2008                                  $9.77256         $5.97799           1,091

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15883        $10.52611              59
    01/01/2008 to 12/31/2008                                  $10.52611         $5.91259           3,407
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10517        $10.04861              61
    01/01/2008 to 12/31/2008                                  $10.04861         $5.73621           2,340
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99906        $10.36790               0
    01/01/2008 to 12/31/2008                                  $10.36790        $10.36432           8,097
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05282        $10.51809               0
    01/01/2008 to 12/31/2008                                  $10.51809         $8.37223         165,136
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09329         $9.47580              28
    01/01/2008 to 12/31/2008                                   $9.47580         $6.58410           1,169
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.07029        $10.22655          30,036
    01/01/2008 to 12/31/2008                                  $10.22655         $7.48722         111,624
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                                 $10.00748        $10.63509             419
    01/01/2008 to 12/31/2008                                  $10.63509        $10.25810           2,929
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                                 $10.18083        $11.66699             467
    01/01/2008 to 12/31/2008                                  $11.66699         $5.76870           3,906
---------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                                 $10.11513        $10.50785           1,044
    01/01/2008 to 12/31/2008                                  $10.50785         $7.29212          38,919
---------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                                 $10.12496        $10.58860           5,278
    01/01/2008 to 12/31/2008                                  $10.58860         $6.20652          98,539
---------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                                 $10.08931        $10.45149               0
    01/01/2008 to 12/31/2008                                  $10.45149         $6.76922          88,061
---------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.18917        $10.49686             938
    01/01/2008 to 12/31/2008                                  $10.49686         $5.81109           7,355
---------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99043        $10.62891              34
    01/01/2008 to 12/31/2008                                  $10.62891        $10.27050           1,929
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.09716         $9.89351               0
    01/01/2008 to 12/31/2008                                   $9.89351         $6.35771               0
---------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                                 $10.00038        $10.15309               0
    01/01/2008 to 12/31/2008                                  $10.15309        $10.28948          74,314
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.14586        $10.10082             823
    01/01/2008 to 12/31/2008                                  $10.10082         $5.93496           1,436

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99906         $9.98594               0
    01/01/2008 to 12/31/2008                                 $9.98594         $9.35793               0
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    05/01/2008* to 12/31/2008                               $10.02972        $10.82778         233,878
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17574         $6.12807              72
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10180         $5.58716             841
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99906         $7.49078           1,333
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07825         $6.66607         126,633
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09942         $6.72110             646
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08124         $7.37227          39,687
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11193         $7.16465           8,380
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08942         $7.64236          11,510
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10375         $7.53306           7,169
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03395         $7.65765             273



 *  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS B SERIES
                        Allstate Life Insurance Company
                                   Prospectus

      ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily and Combination 5% Roll-Up and HAV Death Benefit or Highest Daily Value Death
                                Benefit (2.25%)



                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                         $10.24152        $11.04445            0
    01/01/2008 to 12/31/2008                          $11.04445         $5.37533            0
-------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                         $10.12975        $10.33392            0
    01/01/2008 to 12/31/2008                          $10.33392         $5.82845            0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                         $10.09050         $9.46330            0
    01/01/2008 to 12/31/2008                           $9.46330         $5.37837            0
-------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                         $10.07317        $10.18268            0
    01/01/2008 to 12/31/2008                          $10.18268         $5.90611            0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08286         $9.72566               0
    01/01/2008 to 12/31/2008                                          $9.72566         $5.82874               0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06566         $9.53605               0
    01/01/2008 to 12/31/2008                                          $9.53605         $6.08557               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08161        $10.39352               0
    01/01/2008 to 12/31/2008                                         $10.39352         $7.09576               0
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09259        $10.40836          35,752
    01/01/2008 to 12/31/2008                                         $10.40836         $6.93900         105,752
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11572        $10.39394           2,313
    01/01/2008 to 12/31/2008                                         $10.39394         $6.61333          31,383
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10546         $9.34498               0
    01/01/2008 to 12/31/2008                                          $9.34498         $5.93547               0
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.07636        $10.41889               0
    01/01/2008 to 12/31/2008                                         $10.41889         $7.26485           6,336
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.07742         $9.79053               0
    01/01/2008 to 12/31/2008                                          $9.79053         $6.00324               0
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.05097        $11.21223               0
    01/01/2008 to 12/31/2008                                         $11.21223         $6.30059               0
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.12689         $8.81330               0
    01/01/2008 to 07/18/2008                                          $8.81330         $8.05024               0
----------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.09479        $10.19042               0
    01/01/2008 to 12/31/2008                                         $10.19042         $5.57163               0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                        $10.08268         $9.67051           1,198
    01/01/2008 to 12/31/2008                                          $9.67051         $7.79152          15,325
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.13366        $10.38560               0
    01/01/2008 to 12/31/2008                                         $10.38560         $6.06661               0
----------------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                        $10.01047        $10.50020               0
    01/01/2008 to 12/31/2008                                         $10.50020         $7.64586               0
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.12362        $10.40181               0
    01/01/2008 to 12/31/2008                                         $10.40181         $6.02276               0
----------------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                        $10.18169        $10.31917               0
    01/01/2008 to 12/31/2008                                         $10.31917         $5.91568               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09172         $9.53794               0
    01/01/2008 to 12/31/2008                                   $9.53794         $5.45762               0
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                 $10.00663        $10.37439               0
    01/01/2008 to 12/31/2008                                  $10.37439         $7.78667               0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13268        $10.80077               0
    01/01/2008 to 12/31/2008                                  $10.80077         $5.95100               0
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.15607        $10.40826               0
    01/01/2008 to 12/31/2008                                  $10.40826         $6.71901               0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.10817        $10.74006               0
    01/01/2008 to 12/31/2008                                  $10.74006         $6.69032               0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.07716         $9.72712               0
    01/01/2008 to 12/31/2008                                   $9.72712         $5.88593               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15795        $10.47719               0
    01/01/2008 to 12/31/2008                                  $10.47719         $5.82159               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10429        $10.00185               0
    01/01/2008 to 12/31/2008                                  $10.00185         $5.64787               0
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99817        $10.31976               0
    01/01/2008 to 12/31/2008                                  $10.31976        $10.20502               0
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05193        $10.46930               0
    01/01/2008 to 12/31/2008                                  $10.46930         $8.24363           7,614
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09240         $9.43184               0
    01/01/2008 to 12/31/2008                                   $9.43184         $6.48284               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.06940        $10.17909          15,839
    01/01/2008 to 12/31/2008                                  $10.17909         $7.37218          17,054
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                                 $10.00660        $10.58572               0
    01/01/2008 to 12/31/2008                                  $10.58572        $10.10058               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                                 $10.17994        $11.61278               0
    01/01/2008 to 12/31/2008                                  $11.61278         $5.67991               0
---------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                                 $10.11424        $10.45911           4,361
    01/01/2008 to 12/31/2008                                  $10.45911         $7.18015           4,026
---------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                                 $10.12407        $10.53944           3,839
    01/01/2008 to 12/31/2008                                  $10.53944         $6.11107           7,192

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                               $10.08842        $10.40308          36,393
    01/01/2008 to 12/31/2008                                $10.40308         $6.66519          48,519
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                               $10.18829        $10.44818               0
    01/01/2008 to 12/31/2008                                $10.44818         $5.72167               0
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                $9.98954        $10.57963               0
    01/01/2008 to 12/31/2008                                $10.57963        $10.11299               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.09627         $9.84748               0
    01/01/2008 to 12/31/2008                                 $9.84748         $6.25989               0
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                                $9.99949        $10.10594               0
    01/01/2008 to 12/31/2008                                $10.10594        $10.13142               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.14498        $10.05385               0
    01/01/2008 to 12/31/2008                                $10.05385         $5.84358               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99817         $9.97260               0
    01/01/2008 to 12/31/2008                                 $9.97260         $9.24471               0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17485         $6.09787               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10092         $5.55968               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99818         $7.45395               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07796         $6.61786           2,993
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09912         $6.67241               0
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08094         $7.31892               0
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11164         $7.11280               0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08912         $7.58712               0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10345         $7.47848               0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03306         $7.61996               0



 *  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS L SERIES
                        Allstate Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.24213        $11.07952               0
    01/01/2008 to 12/31/2008                                         $11.07952         $5.43245           2,848
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.13036        $10.36673              23
    01/01/2008 to 12/31/2008                                         $10.36673         $5.89032           9,337
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.09111         $9.49328               0
    01/01/2008 to 12/31/2008                                          $9.49328         $5.43545             601
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                                        $10.07378        $10.21505             240
    01/01/2008 to 12/31/2008                                         $10.21505         $5.96882           1,865
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08346         $9.75661             349
    01/01/2008 to 12/31/2008                                          $9.75661         $5.89074           9,045
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06626         $9.56632               0
    01/01/2008 to 12/31/2008                                          $9.56632         $6.15018           1,808
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08222        $10.42652               0
    01/01/2008 to 12/31/2008                                         $10.42652         $7.17097          21,101
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09320        $10.44139          36,239
    01/01/2008 to 12/31/2008                                         $10.44139         $7.01262         193,673
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11632        $10.42695           3,868
    01/01/2008 to 12/31/2008                                         $10.42695         $6.68349          69,913
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10606         $9.37462               0
    01/01/2008 to 12/31/2008                                          $9.37462         $5.99858               0
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.07697        $10.45195           7,133
    01/01/2008 to 12/31/2008                                         $10.45195         $7.34190         195,581
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.07803         $9.82154               0
    01/01/2008 to 12/31/2008                                          $9.82154         $6.06690               0
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.05157        $11.24772              73
    01/01/2008 to 12/31/2008                                         $11.24772         $6.36737             507
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.12750         $8.84127               0
    01/01/2008 to 07/18/2008                                          $8.84127         $8.10838               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.09539        $10.22279               0
    01/01/2008 to 12/31/2008                                  $10.22279         $5.63081           1,184
---------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                 $10.08328         $9.70119           5,926
    01/01/2008 to 12/31/2008                                   $9.70119         $7.87406          51,021
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13427        $10.41858             158
    01/01/2008 to 12/31/2008                                  $10.41858         $6.13100           1,573
---------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                 $10.01108        $10.53352               0
    01/01/2008 to 12/31/2008                                  $10.53352         $7.72692              64
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.12422        $10.43475             156
    01/01/2008 to 12/31/2008                                  $10.43475         $6.08671           1,963
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.18230        $10.35188              81
    01/01/2008 to 12/31/2008                                  $10.35188         $5.97843           1,588
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09233         $9.56825           1,080
    01/01/2008 to 12/31/2008                                   $9.56825         $5.51560           1,077
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                 $10.00724        $10.40723               0
    01/01/2008 to 12/31/2008                                  $10.40723         $7.86918               0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13328        $10.83502           1,395
    01/01/2008 to 12/31/2008                                  $10.83502         $6.01404           2,929
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.15667        $10.44129             409
    01/01/2008 to 12/31/2008                                  $10.44129         $6.79032           8,688
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.10878        $10.77409               0
    01/01/2008 to 12/31/2008                                  $10.77409         $6.76122               0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.07777         $9.75803               0
    01/01/2008 to 12/31/2008                                   $9.75803         $5.94845             620
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15855        $10.51047               0
    01/01/2008 to 12/31/2008                                  $10.51047         $5.88338             206
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10489        $10.03366             164
    01/01/2008 to 12/31/2008                                  $10.03366         $5.70783           2,005
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99878        $10.35253               0
    01/01/2008 to 12/31/2008                                  $10.35253        $10.31309           9,233
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05254        $10.50250          15,721
    01/01/2008 to 12/31/2008                                  $10.50250         $8.33099         188,702

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                               $10.09300         $9.46174               0
    01/01/2008 to 12/31/2008                                 $9.46174         $6.55164             879
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                               $10.07001        $10.21138             817
    01/01/2008 to 12/31/2008                                $10.21138         $7.45021          29,402
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                               $10.00720        $10.61932             159
    01/01/2008 to 12/31/2008                                $10.61932        $10.20756           2,627
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                               $10.18054        $11.64962             494
    01/01/2008 to 12/31/2008                                $11.64962         $5.74017           4,203
-------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                               $10.11485        $10.49227               0
    01/01/2008 to 12/31/2008                                $10.49227         $7.25618          48,593
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                               $10.12468        $10.57296           8,727
    01/01/2008 to 12/31/2008                                $10.57296         $6.17596         244,916
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                               $10.08903        $10.43602           5,925
    01/01/2008 to 12/31/2008                                $10.43602         $6.73586          50,335
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                               $10.18889        $10.48133             160
    01/01/2008 to 12/31/2008                                $10.48133         $5.78239           3,050
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                $9.99015        $10.61317           1,813
    01/01/2008 to 12/31/2008                                $10.61317        $10.21996          13,017
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.09687         $9.87873               0
    01/01/2008 to 12/31/2008                                 $9.87873         $6.32631             123
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                               $10.00009        $10.13792           6,546
    01/01/2008 to 12/31/2008                                $10.13792        $10.23870          10,929
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.14558        $10.08574           1,053
    01/01/2008 to 12/31/2008                                $10.08574         $5.90554           2,251
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99878         $9.98165               0
    01/01/2008 to 12/31/2008                                 $9.98165         $9.32155               0
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    05/01/2008* to 12/31/2008                               $10.02962        $10.80279         728,271
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2018
    05/01/2008* to 12/31/2008                               $10.02977        $12.19193          70,042
-------------------------------------------------------------------------------------------------------------
AST Bond Portfolio 2019
    05/01/2008* to 12/31/2008                               $10.02974        $12.24934           6,021
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17546         $6.11840               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10152         $5.57836               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99878         $7.47904               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07816        $6.65060           20,066
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09932        $6.70554            8,144
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08114        $7.35523            8,946
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11184        $7.14807              828
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08932        $7.62472           17,788
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10365        $7.51558            3,810
-------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    05/01/2008* to 12/31/2008                               $10.18846        $6.47128                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    05/01/2008* to 12/31/2008                               $10.07248        $6.20657                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    05/01/2008* to 12/31/2008                               $10.22860        $7.18694                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    05/01/2008* to 12/31/2008                               $10.11361        $6.81715                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    05/01/2008* to 12/31/2008                               $10.26805        $7.05023                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    05/01/2008* to 12/31/2008                               $10.08904        $7.68001                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    05/01/2008* to 12/31/2008                               $10.38575        $5.27795                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    05/01/2008* to 12/31/2008                               $10.15197        $8.34539                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate
    05/01/2008* to 12/31/2008                               $10.25896        $5.52426                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications
    05/01/2008* to 12/31/2008                               $10.27818        $7.27659                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Utilities
    05/01/2008* to 12/31/2008                               $10.09863        $7.22324                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Industrials
    05/01/2008* to 12/31/2008                               $10.16548        $6.10363                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    05/01/2008* to 12/31/2008                               $10.11070        $6.72389                0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    05/01/2008* to 12/31/2008                               $10.24148        $6.27859                0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03366        $7.64560                0



 *  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS L SERIES
                        Allstate Life Insurance Company
                                   Prospectus

      ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily and Combination 5% Roll-Up and HAV Death Benefit or Highest Daily Value Death
                                Benefit (2.60%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.24124        $11.02823               0
    01/01/2008 to 12/31/2008                                         $11.02823         $5.34913               0
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.12947        $10.31882               0
    01/01/2008 to 12/31/2008                                         $10.31882         $5.80007               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.09022         $9.44934               0
    01/01/2008 to 12/31/2008                                          $9.44934         $5.35196               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                                        $10.07289        $10.16778               0
    01/01/2008 to 12/31/2008                                         $10.16778         $5.87733               0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08258         $9.71137               0
    01/01/2008 to 12/31/2008                                          $9.71137         $5.80030               0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06537         $9.52201               0
    01/01/2008 to 12/31/2008                                          $9.52201         $6.05581               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08133        $10.37829               0
    01/01/2008 to 12/31/2008                                         $10.37829         $7.06107           3,778
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09231        $10.39306               0
    01/01/2008 to 12/31/2008                                         $10.39306         $6.90511          21,819
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11544        $10.37864           1,054
    01/01/2008 to 12/31/2008                                         $10.37864         $6.58102             917
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10517         $9.33124               0
    01/01/2008 to 12/31/2008                                          $9.33124         $5.90639               0
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.07608        $10.40358               0
    01/01/2008 to 12/31/2008                                         $10.40358         $7.22941           1,913
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.07714         $9.77607               0
    01/01/2008 to 12/31/2008                                          $9.77607         $5.97386               0
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.05069        $11.19564               0
    01/01/2008 to 12/31/2008                                         $11.19564         $6.26974               0
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.12661         $8.80031               0
    01/01/2008 to 07/18/2008                                          $8.80031         $8.02342               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.09451        $10.17544               0
    01/01/2008 to 12/31/2008                                  $10.17544         $5.54434               0
---------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                 $10.08240         $9.65629           4,039
    01/01/2008 to 12/31/2008                                   $9.65629         $7.75352             423
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13338        $10.37030               0
    01/01/2008 to 12/31/2008                                  $10.37030         $6.03691               0
---------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                 $10.01019        $10.48478               0
    01/01/2008 to 12/31/2008                                  $10.48478         $7.60858               0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.12334        $10.38650               0
    01/01/2008 to 12/31/2008                                  $10.38650         $5.99335               0
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.18141        $10.30397               0
    01/01/2008 to 12/31/2008                                  $10.30397         $5.88675               0
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09144         $9.52391               0
    01/01/2008 to 12/31/2008                                   $9.52391         $5.43099               0
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                 $10.00635        $10.35915               0
    01/01/2008 to 12/31/2008                                  $10.35915         $7.74870               0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13240        $10.78492               0
    01/01/2008 to 12/31/2008                                  $10.78492         $5.92194               0
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.15578        $10.39295               0
    01/01/2008 to 12/31/2008                                  $10.39295         $6.68620               0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.10789        $10.72423               0
    01/01/2008 to 12/31/2008                                  $10.72423         $6.65761               0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.07688         $9.71282               0
    01/01/2008 to 12/31/2008                                   $9.71282         $5.85728               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15766        $10.46181               0
    01/01/2008 to 12/31/2008                                  $10.46181         $5.79311               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10400         $9.98718               0
    01/01/2008 to 12/31/2008                                   $9.98718         $5.62030               0
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99789        $10.30463               0
    01/01/2008 to 12/31/2008                                  $10.30463        $10.15536               0
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05165        $10.45394               0
    01/01/2008 to 12/31/2008                                  $10.45394         $8.20349          18,557

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                               $10.09212         $9.41791               0
    01/01/2008 to 12/31/2008                                 $9.41791         $6.45116               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                               $10.06912        $10.16409          11,961
    01/01/2008 to 12/31/2008                                $10.16409         $7.33608           5,056
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                               $10.00631        $10.57015               0
    01/01/2008 to 12/31/2008                                $10.57015        $10.05138               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                               $10.17966        $11.59581               0
    01/01/2008 to 12/31/2008                                $11.59581         $5.65222               0
-------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                               $10.11396        $10.44367          63,668
    01/01/2008 to 12/31/2008                                $10.44367         $7.14503          11,943
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                               $10.12379        $10.52401          38,135
    01/01/2008 to 12/31/2008                                $10.52401         $6.08124           4,497
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                               $10.08814        $10.38772          69,923
    01/01/2008 to 12/31/2008                                $10.38772         $6.63254           9,270
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                               $10.18800        $10.43280               0
    01/01/2008 to 12/31/2008                                $10.43280         $5.69373               0
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                $9.98926        $10.56409               0
    01/01/2008 to 12/31/2008                                $10.56409        $10.06363               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.09599         $9.83301               0
    01/01/2008 to 12/31/2008                                 $9.83301         $6.22934               0
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                                $9.99921        $10.09109               0
    01/01/2008 to 12/31/2008                                $10.09109        $10.08210               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.14469        $10.03905               0
    01/01/2008 to 12/31/2008                                $10.03905         $5.81488               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99789         $9.96843               0
    01/01/2008 to 12/31/2008                                 $9.96843         $9.20941               0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17457         $6.08831               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10064         $5.55104               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99790         $7.44239               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07786         $6.60260               0
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09903         $6.65709               0
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08085         $7.30215               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11154        $7.09651              0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08903        $7.56975              0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10336        $7.46140            541
-------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Value
    05/01/2008* to 12/31/2008                               $10.18816        $6.42455              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth
    05/01/2008* to 12/31/2008                               $10.07219        $6.16173              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value
    05/01/2008* to 12/31/2008                               $10.22831        $7.13504              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth
    05/01/2008* to 12/31/2008                               $10.11331        $6.76794              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Services
    05/01/2008* to 12/31/2008                               $10.26776        $6.99939              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Consumer Goods Portfolio
    05/01/2008* to 12/31/2008                               $10.08874        $7.62468              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Financials
    05/01/2008* to 12/31/2008                               $10.38545        $5.23965              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Health Care
    05/01/2008* to 12/31/2008                               $10.15167        $8.28531              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Real Estate
    05/01/2008* to 12/31/2008                               $10.25866        $5.48416              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Telecommunications
    05/01/2008* to 12/31/2008                               $10.27788        $7.22411              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Utilities
    05/01/2008* to 12/31/2008                               $10.09834        $7.17113              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Industrials
    05/01/2008* to 12/31/2008                               $10.16518        $6.05949              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
    05/01/2008* to 12/31/2008                               $10.11041        $6.67542              0
-------------------------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value
    05/01/2008* to 12/31/2008                               $10.24119        $6.23330              0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03278        $7.60806              0



 *  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS X SERIES
                        Allstate Life Insurance Company
                                   Prospectus

           ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)



                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                        Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007            $10.24209        $11.07720            0
    01/01/2008 to 12/31/2008             $11.07720         $5.42861            0

                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.13031        $10.36456               0
    01/01/2008 to 12/31/2008                                         $10.36456         $5.88617               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.09107         $9.49128               0
    01/01/2008 to 12/31/2008                                          $9.49128         $5.43158               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                                        $10.07374        $10.21285               0
    01/01/2008 to 12/31/2008                                         $10.21285         $5.96466               0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08342         $9.75457               0
    01/01/2008 to 12/31/2008                                          $9.75457         $5.88658               0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06622         $9.56427               0
    01/01/2008 to 12/31/2008                                          $9.56427         $6.14588               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08218        $10.42431               0
    01/01/2008 to 12/31/2008                                         $10.42431         $7.16588               0
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09316        $10.43911           1,324
    01/01/2008 to 12/31/2008                                         $10.43911         $7.00760          10,284
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11628        $10.42459           2,698
    01/01/2008 to 12/31/2008                                         $10.42459         $6.67869          25,928
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10602         $9.37269               0
    01/01/2008 to 12/31/2008                                          $9.37269         $5.99440               0
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.07693        $10.44975               0
    01/01/2008 to 12/31/2008                                         $10.44975         $7.33671           9,631
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.07799         $9.81944               0
    01/01/2008 to 12/31/2008                                          $9.81944         $6.06264               0
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.05153        $11.24534               0
    01/01/2008 to 12/31/2008                                         $11.24534         $6.36287               0
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.12746         $8.83938               0
    01/01/2008 to 07/18/2008                                          $8.83938         $8.10455               0
----------------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.09535        $10.22055               0
    01/01/2008 to 12/31/2008                                         $10.22055         $5.62670               0
----------------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                        $10.08324         $9.69913               0
    01/01/2008 to 12/31/2008                                          $9.69913         $7.86845           5,562
----------------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.13423        $10.41636               0
    01/01/2008 to 12/31/2008                                         $10.41636         $6.12668               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                 $10.01104        $10.53125               0
    01/01/2008 to 12/31/2008                                  $10.53125         $7.72141              73
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.12418        $10.43258               0
    01/01/2008 to 12/31/2008                                  $10.43258         $6.08239               0
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.18226        $10.34967               0
    01/01/2008 to 12/31/2008                                  $10.34967         $5.97424               0
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09229         $9.56624               0
    01/01/2008 to 12/31/2008                                   $9.56624         $5.51161               0
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                 $10.00720        $10.40502               0
    01/01/2008 to 12/31/2008                                  $10.40502         $7.86353               0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13324        $10.83274               0
    01/01/2008 to 12/31/2008                                  $10.83274         $6.00981               0
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.15663        $10.43905               0
    01/01/2008 to 12/31/2008                                  $10.43905         $6.78550               0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.10874        $10.77184               0
    01/01/2008 to 12/31/2008                                  $10.77184         $6.75648               0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.07772         $9.75598               0
    01/01/2008 to 12/31/2008                                   $9.75598         $5.94426               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15851        $10.50826               0
    01/01/2008 to 12/31/2008                                  $10.50826         $5.87924               0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10485        $10.03153               0
    01/01/2008 to 12/31/2008                                  $10.03153         $5.70384               0
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99874        $10.35032               0
    01/01/2008 to 12/31/2008                                  $10.35032        $10.30596               0
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05250        $10.50026               0
    01/01/2008 to 12/31/2008                                  $10.50026         $8.32510             162
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09296         $9.45982               0
    01/01/2008 to 12/31/2008                                   $9.45982         $6.54703               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.06997        $10.20919          41,225
    01/01/2008 to 12/31/2008                                  $10.20919         $7.44504          42,226
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                                 $10.00716        $10.61706               0
    01/01/2008 to 12/31/2008                                  $10.61706        $10.20039               0
---------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                                 $10.18050        $11.64720           2,607
    01/01/2008 to 12/31/2008                                  $11.64720         $5.73614           3,300

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                               $10.11481        $10.49004           7,472
    01/01/2008 to 12/31/2008                                $10.49004         $7.25107           7,303
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                               $10.12464        $10.57066             979
    01/01/2008 to 12/31/2008                                $10.57066         $6.17152           1,232
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                               $10.08899        $10.43379               0
    01/01/2008 to 12/31/2008                                $10.43379         $6.73104               0
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                               $10.18885        $10.47908               0
    01/01/2008 to 12/31/2008                                $10.47908         $5.77828               0
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                $9.99011        $10.61093               0
    01/01/2008 to 12/31/2008                                $10.61093        $10.21282               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.09683         $9.87668               0
    01/01/2008 to 12/31/2008                                 $9.87668         $6.32175               0
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                               $10.00005        $10.13590               0
    01/01/2008 to 12/31/2008                                $10.13590        $10.23157               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.14554        $10.08360               0
    01/01/2008 to 12/31/2008                                $10.08360         $5.90135               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99874         $9.98107               0
    01/01/2008 to 12/31/2008                                 $9.98107         $9.31640               0
-------------------------------------------------------------------------------------------------------------
AST Investment Grade Bond Portfolio
    05/01/2008* to 12/31/2008                               $10.02961        $10.79915          35,972
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17542         $6.11699               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10148         $5.57713               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99874         $7.47737               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07814         $6.64837          39,498
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09931         $6.70325               0
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08113         $7.35279           9,552
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11182         $7.14570               0
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08931         $7.62225           3,073
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10364         $7.51318               0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03362         $7.64383               0



 *  Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS X SERIES
                        Allstate Life Insurance Company
                                   Prospectus

      ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily and Combination 5% Roll-Up and HAV Death Benefit or Highest Daily Value Death
                                Benefit (2.65%)



                                                                                                       Number of
                                                                   Accumulation     Accumulation      Accumulation
                                                                   Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                                    Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------------
AST International Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.24120        $11.02592               0
    01/01/2008 to 12/31/2008                                         $11.02592         $5.34542               0
----------------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.12943        $10.31660               0
    01/01/2008 to 12/31/2008                                         $10.31660         $5.79594               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.09018         $9.44738               0
    01/01/2008 to 12/31/2008                                          $9.44738         $5.34834               0
----------------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income Portfolio
    07/30/2007* to 12/31/2007                                        $10.07285        $10.16563               0
    01/01/2008 to 12/31/2008                                         $10.16563         $5.87322               0
----------------------------------------------------------------------------------------------------------------------
AST QMA US Equity Alpha
 formerly, AST AllianceBernstein Managed Index 500 Portfolio
    07/30/2007* to 12/31/2007                                        $10.08254         $9.70939               0
    01/01/2008 to 12/31/2008                                          $9.70939         $5.79630               0
----------------------------------------------------------------------------------------------------------------------
AST American Century Income & Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.06533         $9.52001               0
    01/01/2008 to 12/31/2008                                          $9.52001         $6.05164               0
----------------------------------------------------------------------------------------------------------------------
AST Schroders Multi-Asset World Strategies Portfolio
 formerly, AST American Century Strategic Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.08129        $10.37610               0
    01/01/2008 to 12/31/2008                                         $10.37610         $7.05618               0
----------------------------------------------------------------------------------------------------------------------
AST Academic Strategies Asset Allocation Portfolio
 formerly, AST Balanced Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.09227        $10.39083               0
    01/01/2008 to 12/31/2008                                         $10.39083         $6.90031               0
----------------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.11540        $10.37647               0
    01/01/2008 to 12/31/2008                                         $10.37647         $6.57655          29,401
----------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Realty Portfolio
    07/30/2007* to 12/31/2007                                        $10.10513         $9.32927               0
    01/01/2008 to 12/31/2008                                          $9.32927         $5.90231               0
----------------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
 formerly, AST Conservative Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                        $10.07604        $10.40145               0
    01/01/2008 to 12/31/2008                                         $10.40145         $7.22436             496
----------------------------------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.07710         $9.77403               0
    01/01/2008 to 12/31/2008                                          $9.77403         $5.96968               0
----------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                        $10.05065        $11.19335               0
    01/01/2008 to 12/31/2008                                         $11.19335         $6.26543               0
----------------------------------------------------------------------------------------------------------------------
AST DeAm Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                        $10.12657         $8.79844               0
    01/01/2008 to 07/18/2008                                          $8.79844         $8.01958               0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.09447        $10.17337            0
    01/01/2008 to 12/31/2008                                  $10.17337         $5.54052            0
---------------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha Portfolio
    07/30/2007* to 12/31/2007                                 $10.08236         $9.65428            0
    01/01/2008 to 12/31/2008                                   $9.65428         $7.74804            0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13334        $10.36817            0
    01/01/2008 to 12/31/2008                                  $10.36817         $6.03272            0
---------------------------------------------------------------------------------------------------------------
AST High Yield Portfolio
    07/30/2007* to 12/31/2007                                 $10.01015        $10.48257            0
    01/01/2008 to 12/31/2008                                  $10.48257         $7.60325            0
---------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.12330        $10.38428            0
    01/01/2008 to 12/31/2008                                  $10.38428         $5.98918            0
---------------------------------------------------------------------------------------------------------------
AST JPMorgan International Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.18137        $10.30180            0
    01/01/2008 to 12/31/2008                                  $10.30180         $5.88262            0
---------------------------------------------------------------------------------------------------------------
AST Large-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09140         $9.52192            0
    01/01/2008 to 12/31/2008                                   $9.52192         $5.42714            0
---------------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture Portfolio
    07/30/2007* to 12/31/2007                                 $10.00631        $10.35697            0
    01/01/2008 to 12/31/2008                                  $10.35697         $7.74327            0
---------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.13236        $10.78265            0
    01/01/2008 to 12/31/2008                                  $10.78265         $5.91771            0
---------------------------------------------------------------------------------------------------------------
AST MFS Global Equity Portfolio
    07/30/2007* to 12/31/2007                                 $10.15574        $10.39080            0
    01/01/2008 to 12/31/2008                                  $10.39080         $6.68152            0
---------------------------------------------------------------------------------------------------------------
AST MFS Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.10785        $10.72203            0
    01/01/2008 to 12/31/2008                                  $10.72203         $6.65300            0
---------------------------------------------------------------------------------------------------------------
AST Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.07684         $9.71078            0
    01/01/2008 to 12/31/2008                                   $9.71078         $5.85314            0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                                 $10.15762        $10.45964            0
    01/01/2008 to 12/31/2008                                  $10.45964         $5.78907            0
---------------------------------------------------------------------------------------------------------------
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
 formerly, AST Neuberger Berman Mid-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.10396         $9.98514            0
    01/01/2008 to 12/31/2008                                   $9.98514         $5.61636            0
---------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond Portfolio
    07/30/2007* to 12/31/2007                                  $9.99785        $10.30241            0
    01/01/2008 to 12/31/2008                                  $10.30241        $10.14822            0
---------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                                 $10.05161        $10.45175            0
    01/01/2008 to 12/31/2008                                  $10.45175         $8.19769            0
---------------------------------------------------------------------------------------------------------------
AST Small-Cap Value Portfolio
    07/30/2007* to 12/31/2007                                 $10.09208         $9.41590            0
    01/01/2008 to 12/31/2008                                   $9.41590         $6.44663            0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation Portfolio
    07/30/2007* to 12/31/2007                               $10.06908        $10.16199               0
    01/01/2008 to 12/31/2008                                $10.16199         $7.33102               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond Portfolio
    07/30/2007* to 12/31/2007                               $10.00627        $10.56796               0
    01/01/2008 to 12/31/2008                                $10.56796        $10.04432               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources Portfolio
    07/30/2007* to 12/31/2007                               $10.17962        $11.59337               0
    01/01/2008 to 12/31/2008                                $11.59337         $5.64823               0
-------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    07/30/2007* to 12/31/2007                               $10.11392        $10.44156               0
    01/01/2008 to 12/31/2008                                $10.44156         $7.14011               0
-------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Target Portfolio
    07/30/2007* to 12/31/2007                               $10.12375        $10.52178               0
    01/01/2008 to 12/31/2008                                $10.52178         $6.07699               0
-------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    07/30/2007* to 12/31/2007                               $10.08810        $10.38551               0
    01/01/2008 to 12/31/2008                                $10.38551         $6.62792               0
-------------------------------------------------------------------------------------------------------------
AST International Value Portfolio
    07/30/2007* to 12/31/2007                               $10.18796        $10.43064               0
    01/01/2008 to 12/31/2008                                $10.43064         $5.68977               0
-------------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond Portfolio
    07/30/2007* to 12/31/2007                                $9.98922        $10.56193               0
    01/01/2008 to 12/31/2008                                $10.56193        $10.05664               0
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.09595         $9.83099               0
    01/01/2008 to 12/31/2008                                 $9.83099         $6.22505               0
-------------------------------------------------------------------------------------------------------------
AST Money Market Portfolio
    07/30/2007* to 12/31/2007                                $9.99916        $10.08896               0
    01/01/2008 to 12/31/2008                                $10.08896        $10.07506               0
-------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth Portfolio
    07/30/2007* to 12/31/2007                               $10.14465        $10.03703               0
    01/01/2008 to 12/31/2008                                $10.03703         $5.81092               0
-------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                                $9.99785         $9.96779               0
    01/01/2008 to 12/31/2008                                 $9.96779         $9.20429               0
-------------------------------------------------------------------------------------------------------------
AST Global Real Estate Portfolio
    07/21/2008* to 12/31/2008                               $10.17453         $6.08694               0
-------------------------------------------------------------------------------------------------------------
AST Parametric Emerging Markets Equity Portfolio
    07/21/2008* to 12/31/2008                               $10.10060         $5.54975               0
-------------------------------------------------------------------------------------------------------------
AST Focus Four Plus Portfolio
    07/21/2008* to 12/31/2008                                $9.99786         $7.44073               0
-------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Founding Funds Allocation Fund
    05/01/2008* to 12/31/2008                               $10.07785         $6.60051               0
-------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.09901         $6.65491               0
-------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08083         $7.29978          10,692
-------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.11153         $7.09421               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.08902        $7.56734             0
-------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    05/01/2008* to 12/31/2008                               $10.10334        $7.45895             0
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value Portfolio
    07/21/2008* to 12/31/2008                               $10.03274        $7.60640             0



 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Allstate Life Insurance Company offers several deferred variable annuity products. Each Annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your Annuity was sold. You can verify which of these Annuities is available to you by speaking to your Financial Professional or calling 1-866-695-2647.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected, and
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 You can compare the costs of the B Series, L Series, and X Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, the X Series has the highest contingent deferred sales charge ("CDSC") and the highest Insurance Charge of the three series, however the X Series offers Purchase Credits and Longevity Credits that the other two series do not. The B Series has the lowest Insurance Charge of the three series, but it does not offer Purchase Credits or Longevity Credits that the X Series offers. The B Series has a lower Insurance Charge than the L Series, however the B Series has a longer CDSC period than the L Series. The L Series has the shortest CDSC period, however the Insurance Charge for the L Series is nearly as high as the X Series, and the L Series does not offer Purchase Credits or Longevity Credits. The L Series offers ProFund VP Sub-accounts and flexibility with the election and termination of certain optional death benefits that the other two series do not offer. As you can see, there are trade-offs associated with the costs and benefits provided by each of the series. In choosing which series to purchase, you should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.

 The following chart outlines some of the different features for the X Series, L Series, and B Series. The availability of optional features, such as those noted in the chart, may increase the cost of the contract. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 Allstate RetirementAccess Variable Annuity Series Comparison Below is a summary of the Allstate RetirementAccess Variable Annuity X Series, L Series, and B Series. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. This prospectus for the Annuities, as well as the Portfolio prospectuses, contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with the prospectuses for the Portfolios and can help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Note that not all of the optional benefits listed are currently offered.

                                                 X SERIES                                   L SERIES
--------------------------------------------------------------------------------------------------------------------------
Minimum Investment                          $10,000                                     $10,000
--------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                           75                                          85
--------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge            9 Years (based on date of each              4 Years (based on date of each
                                            purchase payment) (9%, 8.5%,                purchase payment) (7%, 7%, 6%,
                                            8%, 7%, 6%, 5%, 4%, 3%, 2%)                 5%)
--------------------------------------------------------------------------------------------------------------------------
Insurance Charge                            1.55%                                       1.50%
--------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                      Lesser of $35 or 2% of Account              Lesser of $35 or 2% of Account
                                            Value (only applicable if Account           Value (only applicable if Account
                                            Value is less than $100,000)                Value is less than $100,000)
--------------------------------------------------------------------------------------------------------------------------
Purchase Credit                             For purchase payments made up to            No
                                            and including age 80, 6%
                                            regardless of the purchase
                                            payment amount.
--------------------------------------------------------------------------------------------------------------------------
                                            For purchase payments made
                                            between ages 81-85, 3%,
                                            regardless of the purchase
                                            payment amount.
--------------------------------------------------------------------------------------------------------------------------
                                            Recaptured on (i) free-look, or
                                            (ii) death or medically-related
                                            surrender occurring within 12
                                            months after the date the credit is
                                            applied.
--------------------------------------------------------------------------------------------------------------------------
Longevity Credit                            0.40% of the sum of all purchase            No
                                            payments that have been in the
                                            Annuity for more than 9 years less
                                            the cumulative amount of
                                            withdrawals made (including
                                            CDSC) through the end of the
                                            period applied annually beginning
                                            on the 10/th/ Annuity Anniversary.
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Option                           Currently offering duration of              Currently offering duration of
                                            1 year only.                                1 year only.
--------------------------------------------------------------------------------------------------------------------------
Variable Investment Options                 Advanced Series Trust                       Advanced Series Trust
                                                                                        ProFund VP
--------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                         The greater of: purchase payments           The greater of: purchase payments
                                            minus proportional withdrawals;             minus proportional withdrawals;
                                            and unadjusted Account Value,               and Account Value
                                            less an amount equal to all credits
                                            applied within 12 months prior to
                                            the date of death
--------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an             Highest Daily Value (HDV)/                  HDV/Combo 5%
 additional cost)                           Combo 5%                                    Roll-up/HAV
                                            Roll-up/Highest Anniversary
                                            Value (HAV)
--------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an additional          Guaranteed Minimum Income                   Guaranteed Minimum Income
 cost)                                      Benefit (GMIB)                              Benefit (GMIB)
                                            TrueAccumulation                            TrueAccumulation
                                            TrueIncome                                  TrueIncome
                                            TrueIncome--Spousal                         TrueIncome--Spousal
                                            TrueIncome--Highest Daily                   TrueIncome--Highest Daily
                                            TrueIncome--Highest Daily 7                 TrueIncome--Highest Daily 7
                                            TrueIncome--Spousal Highest                 TrueIncome--Spousal Highest
                                            Daily 7                                     Daily 7
--------------------------------------------------------------------------------------------------------------------------


                                                B SERIES
-----------------------------------------------------------------------------
Minimum Investment                          $1,000
-----------------------------------------------------------------------------
Maximum Issue Age                           85
-----------------------------------------------------------------------------
Contingent Deferred Sales Charge            7 Years (based on date of each
                                            purchase payment) (7%, 6%, 5%,
                                            4%, 3%, 2%, 1%)
-----------------------------------------------------------------------------
Insurance Charge                            1.15%
-----------------------------------------------------------------------------
Annual Maintenance Fee                      Lesser of $35 or 2% of Account
                                            Value (only applicable if Account
                                            Value is less than $100,000)
-----------------------------------------------------------------------------
Purchase Credit                             No



-----------------------------------------------------------------------------




-----------------------------------------------------------------------------





-----------------------------------------------------------------------------
Longevity Credit                            No







-----------------------------------------------------------------------------
Fixed Rate Option                           Currently offering duration of
                                            1 year only.
-----------------------------------------------------------------------------
Variable Investment Options                 Advanced Series Trust

-----------------------------------------------------------------------------
Basic Death Benefit                         The greater of: purchase payments
                                            minus proportional withdrawals;
                                            and Account Value



-----------------------------------------------------------------------------
Optional Death Benefits (for an             HDV/Combo 5%
 additional cost)                           Roll-up/HAV


-----------------------------------------------------------------------------
Living Benefits (for an additional          Guaranteed Minimum Income
 cost)                                      Benefit (GMIB)
                                            TrueAccumulation
                                            TrueIncome
                                            TrueIncome--Spousal
                                            TrueIncome--Highest Daily
                                            TrueIncome--Highest Daily 7
                                            TrueIncome--Spousal Highest
                                            Daily 7
-----------------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:

..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6%, and 10% respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the Portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:

 -- 1.13% (for B Series and X Series) and 1.29% (for L Series) based on the fees and expenses of the Portfolios as of December 31, 2008. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the portfolios and then dividing by the number of Portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

 -- The Separate Account level charges refer to the Insurance Charge.
..   The Annuity Value and Surrender Value are further reduced by the annual maintenance fee. For the X Series, the Annuity Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single purchase payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 L Share




            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All Years    -2.77%     All Years     3.06%     All Years      6.95%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,275      90,275      103,095      96,095     106,974       99,974
        ----------------------------------------------------------------------------
         2   94,582      87,582      106,294      99,294     114,456      107,456
        ----------------------------------------------------------------------------
         3   91,964      85,964      109,593     103,593     122,461      116,461
        ----------------------------------------------------------------------------
         4   89,417      84,417      112,994     107,994     131,026      126,026
        ----------------------------------------------------------------------------
         5   86,939      86,939      116,500     116,500     140,190      140,190
        ----------------------------------------------------------------------------
         6   84,529      84,529      120,116     120,116     149,995      149,995
        ----------------------------------------------------------------------------
         7   82,185      82,185      123,843     123,843     160,486      160,486
        ----------------------------------------------------------------------------
         8   79,905      79,905      127,687     127,687     171,710      171,710
        ----------------------------------------------------------------------------
         9   77,688      77,688      131,649     131,649     183,720      183,720
        ----------------------------------------------------------------------------
        10   75,531      75,531      135,735     135,735     196,569      196,569
        ----------------------------------------------------------------------------
        11   73,433      73,433      139,947     139,947     210,317      210,317
        ----------------------------------------------------------------------------
        12   71,392      71,392      144,290     144,290     225,027      225,027
        ----------------------------------------------------------------------------
        13   69,407      69,407      148,768     148,768     240,766      240,766
        ----------------------------------------------------------------------------
        14   67,476      67,476      153,385     153,385     257,605      257,605
        ----------------------------------------------------------------------------
        15   65,598      65,598      158,145     158,145     275,622      275,622
        ----------------------------------------------------------------------------
        16   63,772      63,772      163,053     163,053     294,899      294,899
        ----------------------------------------------------------------------------
        17   61,995      61,995      168,113     168,113     315,524      315,524
        ----------------------------------------------------------------------------
        18   60,267      60,267      173,330     173,330     337,592      337,592
        ----------------------------------------------------------------------------
        19   58,586      58,586      178,709     178,709     361,204      361,204
        ----------------------------------------------------------------------------
        20   56,951      56,951      184,255     184,255     386,466      386,466
        ----------------------------------------------------------------------------
        21   55,361      55,361      189,973     189,973     413,496      413,496
        ----------------------------------------------------------------------------
        22   53,814      53,814      195,869     195,869     442,416      442,416
        ----------------------------------------------------------------------------
        23   52,309      52,309      201,947     201,947     473,359      473,359
        ----------------------------------------------------------------------------
        24   50,846      50,846      208,214     208,214     506,466      506,466
        ----------------------------------------------------------------------------
        25   49,422      49,422      214,676     214,676     541,888      541,888
        ----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.29%


 c. No optional death benefits or living benefits elected


 d. Surrender value assumes surrender 2 days prior to Annuity anniversary

 B Share




            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All Years    -2.24%     All Years     3.62%     All Years      7.53%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,764      90,764      103,614      96,614     107,513      100,513
        ----------------------------------------------------------------------------
         2   95,539      89,539      107,369     101,369     115,613      109,613
        ----------------------------------------------------------------------------
         3   93,363      88,363      111,259     106,259     124,323      119,323
        ----------------------------------------------------------------------------
         4   91,236      87,236      115,291     111,291     133,690      129,690
        ----------------------------------------------------------------------------
         5   89,156      86,156      119,469     116,469     143,763      140,763
        ----------------------------------------------------------------------------
         6   87,123      85,123      123,799     121,799     154,594      152,594
        ----------------------------------------------------------------------------
         7   85,136      84,136      128,285     127,285     166,241      165,241
        ----------------------------------------------------------------------------
         8   83,194      83,194      132,934     132,934     178,766      178,766
        ----------------------------------------------------------------------------
         9   81,294      81,294      137,751     137,751     192,235      192,235
        ----------------------------------------------------------------------------
        10   79,438      79,438      142,743     142,743     206,718      206,718
        ----------------------------------------------------------------------------
        11   77,623      77,623      147,916     147,916     222,293      222,293
        ----------------------------------------------------------------------------
        12   75,849      75,849      153,276     153,276     239,040      239,040
        ----------------------------------------------------------------------------
        13   74,114      74,114      158,830     158,830     257,050      257,050
        ----------------------------------------------------------------------------
        14   72,419      72,419      164,586     164,586     276,417      276,417
        ----------------------------------------------------------------------------
        15   70,761      70,761      170,550     170,550     297,242      297,242
        ----------------------------------------------------------------------------
        16   69,140      69,140      176,731     176,731     319,637      319,637
        ----------------------------------------------------------------------------
        17   67,556      67,556      183,135     183,135     343,719      343,719
        ----------------------------------------------------------------------------
        18   66,008      66,008      189,772     189,772     369,616      369,616
        ----------------------------------------------------------------------------
        19   64,494      64,494      196,649     196,649     397,463      397,463
        ----------------------------------------------------------------------------
        20   63,014      63,014      203,775     203,775     427,409      427,409
        ----------------------------------------------------------------------------
        21   61,567      61,567      211,159     211,159     459,610      459,610
        ----------------------------------------------------------------------------
        22   60,153      60,153      218,812     218,812     494,238      494,238
        ----------------------------------------------------------------------------
        23   58,770      58,770      226,741     226,741     531,475      531,475
        ----------------------------------------------------------------------------
        24   57,419      57,419      234,958     234,958     571,517      571,517
        ----------------------------------------------------------------------------
        25   56,097      56,097      243,472     243,472     614,576      614,576
        ----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.13%


 c. No optional death benefits or living benefits elected


 d. Surrender value assumes surrender 2 days prior to Annuity anniversary

 X Share




            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All Years    -2.63%     All Years     3.22%     All Years      7.11%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   103,223     94,223      109,399     100,399     113,516      104,516
        ----------------------------------------------------------------------------
         2   100,512     92,012      112,917     104,417     121,587      113,087
        ----------------------------------------------------------------------------
         3    97,872     89,872      116,548     108,548     130,233      122,233
        ----------------------------------------------------------------------------
         4    95,267     88,267      120,296     113,296     139,493      132,493
        ----------------------------------------------------------------------------
         5    92,730     86,730      124,164     118,164     149,412      143,412
        ----------------------------------------------------------------------------
         6    90,260     85,260      128,157     123,157     160,036      155,036
        ----------------------------------------------------------------------------
         7    87,855     83,855      132,278     128,278     171,416      167,416
        ----------------------------------------------------------------------------
         8    85,513     82,513      136,531     133,531     183,604      180,604
        ----------------------------------------------------------------------------
         9    83,233     81,233      140,922     138,922     196,660      194,660
        ----------------------------------------------------------------------------
        10    81,402     81,402      145,866     145,866     211,072      211,072
        ----------------------------------------------------------------------------
        11    79,619     79,619      150,969     150,969     226,508      226,508
        ----------------------------------------------------------------------------
        12    77,883     77,883      156,237     156,237     243,043      243,043
        ----------------------------------------------------------------------------
        13    76,193     76,193      161,674     161,674     260,753      260,753
        ----------------------------------------------------------------------------
        14    74,547     74,547      167,285     167,285     279,722      279,722
        ----------------------------------------------------------------------------
        15    72,944     72,944      173,077     173,077     300,040      300,040
        ----------------------------------------------------------------------------
        16    71,384     71,384      179,056     179,056     321,803      321,803
        ----------------------------------------------------------------------------
        17    69,864     69,864      185,226     185,226     345,114      345,114
        ----------------------------------------------------------------------------
        18    68,384     68,384      191,595     191,595     370,081      370,081
        ----------------------------------------------------------------------------
        19    66,944     66,944      198,169     198,169     396,825      396,825
        ----------------------------------------------------------------------------
        20    65,541     65,541      204,955     204,955     425,470      425,470
        ----------------------------------------------------------------------------
        21    64,174     64,174      211,958     211,958     456,151      456,151
        ----------------------------------------------------------------------------
        22    62,844     62,844      219,187     219,187     489,015      489,015
        ----------------------------------------------------------------------------
        23    61,549     61,549      226,648     226,648     524,215      524,215
        ----------------------------------------------------------------------------
        24    60,287     60,287      234,349     234,349     561,918      561,918
        ----------------------------------------------------------------------------
        25    59,059     59,059      242,297     242,297     602,301      602,301
        ----------------------------------------------------------------------------


 Assumptions:

 a. $100,000 initial investment


 b. Fund Expenses = 1.13%


 c. No optional death benefits or living benefits elected


 d. Surrender value is accounted for 2 days prior to Annuity anniversary

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} *
                                   1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $ 7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) *
                             $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

             APPENDIX D - FORMULA UNDER TRUEINCOME - HIGHEST DAILY


 We set out below the current formula under which we may transfer amounts between the Permitted Sub-accounts and the Benefit Fixed Rate Account. Upon your election of TrueIncome - Highest Daily, we will not alter the formula that applies to your contract.


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the TrueIncome - Highest Daily (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\]/(1-C\\t\\))}    T (greater than) 0, Money moving from the Permitted
                                                        Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\]/(1-C\\t\\))}    T (less than) 0, Money moving from the Benefit Fixed
                                                        Rate Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub-accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                      r    =    (L - F) / V
                           =    (76,710.28 - 0)/92,300.00
                           =    83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    { Min ( V, [L - F - V * Ct]/( 1 - Ct))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80]/(1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 Transfer Calculation:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:

        If (F / (V + F) (greater than) .90) then

                          T    =    F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F/(V + F) (less than) = .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),      Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts.

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

          APPENDIX E - FORMULA UNDER TRUEACCUMULATION - HIGHEST DAILY


 Asset Transfer Formula Under TrueAccumulation - Highest Daily:

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
..   AV is the current Account Value of the Annuity
..   V is the current Account Value of the elected Sub-accounts of the Annuity
..   B is the total current value of the AST bond portfolio Sub-account
..   C\\l\\ is the lower target value. Currently, it is 79%.
..   C\\t\\ is the middle target value. Currently, it is 82%.
..   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
..   G\\i\\ is the guarantee amount
..   N\\i\\ is the number of days until the maturity date
..   d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

       L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                                r = (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

               T = {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

              T = {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

   APPENDIX F - FORMULA UNDER TRUEINCOME - HIGHEST DAILY 7 AND TRUEINCOME -
                            SPOUSAL HIGHEST DAILY 7

 1. Formula for Contracts
 Without Election of 90% Cap Feature

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily 7 benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

 2. Formula for Contracts with 90% Cap Feature.
 See above for the Terms and Definitions Referenced in the Calculation Formula.

 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required:

 On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to AST Investment Grade Bond Sub-account.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (F (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + B)) - B), [L - B - V *     Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to AST Investment Grade Bond
                                                               Sub-Account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Sub-account to the Permitted Sub-
                                                               accounts.

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.




Jurisdiction                          Special Provisions
--------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1,
               2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity
               Option or any lifetime withdrawal optional benefit (except the
               Guaranteed Minimum Withdrawal Benefit).
               Medically Related Surrenders are not available.
               Additional Purchase Payments are limited to those received up to and including the first anniversary of the issue date of the annuity on B, L, and X Share.
--------------------------------------------------------------------------------
Minnesota      CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%
               Purchase Payments limited to those received before first annuity anniversary on L-Share.
--------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender neutral basis under any Annuity Option or any lifetime
               withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
--------------------------------------------------------------------------------
New Jersey     Total Aggregate Purchase Payments may not exceed $5,000,000
--------------------------------------------------------------------------------
Oregon         Purchase Payments limited to those received before first annuity anniversary of the annuity on B, L, and X share.
--------------------------------------------------------------------------------
Washington     CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%
               If your Annuity is issued in Washington, and you elect
               TrueIncome - Highest Daily, or any version of TrueIncome -
               Highest Daily 7, the Guaranteed Minimum Account Value Credit
               otherwise available on these optional benefits is not available.
               Additional Purchase Payments are limited to those received up to and including the first anniversary of the issue date of the annuity on B, L, and X Share.
--------------------------------------------------------------------------------

 RA17-1                                                         SKU# RA17-1 5/08

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2009

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                   ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY

 Allstate RetirementAccess variable annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Allstate Life Insurance Company ("Allstate"), a stock life insurance company that is a wholly-owned subsidiary of Allstate Insurance Company and is funded through the Allstate Financial Advisors Separate Account I (the "Separate Account"). Each Annuity is purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated May 1, 2009. To obtain a copy of the prospectus, without charge, you can write to the Annuity Service Center, P.O. Box 70179, Philadelphia, Pennsylvania 19176, or contact us by telephone at (866) 695-2647.

 This Statement of Additional Information uses the same defined terms as the prospectus for the Annuities, except as specifically noted.

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
           Additions, Deletions or Substitutions of Investments    2
           The Annuities                                           2
           Company                                                 2
           Principal Underwriter                                   3
           Allocation of Initial Purchase Payment                  5
           Determination of Accumulation Unit Values               5
           General Matters                                         5
           Experts                                                 7
           Financial Statements                                    7
           Appendix A-Accumulation Unit Values                   A-1
           Separate Account Financial Information                  X
           Company Financial Information                           X

              ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

 We may add, delete, or substitute the Portfolio shares held by any Sub-account to the extent the law permits. We may substitute shares of any Portfolio with those of another Portfolio of the same or different underlying mutual fund if the shares of the Portfolio are no longer available for investment, or if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account.

 We will not substitute shares attributable to an Owner's interest in a Sub-account until we have notified the Owner of the change, and until the SEC has approved the change, to the extent such notification and approval are required by law. Nothing contained in this Statement of Additional Information shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

 We also may establish additional Sub-accounts or series of Sub-accounts. Each additional Sub-account would purchase shares in a new Portfolio of the same or different underlying mutual fund. We may establish new Sub-accounts when we believe marketing needs or investment conditions warrant. We determine the basis on which we will offer any new Sub-accounts in conjunction with the Annuity to existing Owners. We may eliminate one or more Sub-accounts if, in our sole discretion, marketing, tax or investment conditions so warrant.

 We may, by appropriate endorsement, change the Annuity as we believe necessary or appropriate to reflect any substitution or change in the Portfolios. If we believe the best interests of persons having voting rights under the Annuities would be served, we may operate the Separate Account as a management company under the Investment Company Act of 1940 or we may withdraw its registration under such Act if such registration is no longer required.

                                 THE ANNUITIES

 The Annuities are primarily designed to aid individuals in long-term financial planning. You can use them for retirement planning regardless of whether the retirement plan qualifies for special federal income tax treatment.

                                    COMPANY

 Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

 Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by The Allstate Corporation.

 Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

 On June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, pursuant to a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Allstate Life and PICA also entered into an administrative services agreement pursuant to which PICA or an affiliate will administer the Separate Account and the Annuities after a transition period that may last up to two years. The benefits and provisions of the Annuities will not be changed by these transactions and agreements. None of the transactions or agreements will change the fact that we are primarily liable to you under your Annuity.

                             PRINCIPAL UNDERWRITER

 We offer the Annuities to the public through banks as well as brokers licensed under the federal securities laws and state insurance laws. Allstate Distributors, L.L.C. ("Allstate Distributors"), a wholly owned subsidiary of Allstate Life, serves as the principal underwriter for the Separate Account and distributes the Annuities. The offering of the Annuities is continuous. We do not anticipate discontinuing the offering of the Annuities, but we reserve the right to do so at any time. Commission income of Allstate Distributors is as follows:

                Allstate Distributors, L.L.C. Commission Income


                    Fiscal Year Ended -  Commission Income
                    -------------------  -----------------
                           2008                 $0
                           2007                 $0
                           2006                 $0

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

 As discussed in the prospectus, we generally will credit the initial purchase payment to your Annuity within two business days from the day on which we receive your payment at the Annuity Service Center. However, we may employ a different procedure than this if your Annuity purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

 The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of American Skandia Trust (the "Trust") or other fund held by that Sub-account by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid. As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature.

                                GENERAL MATTERS

 Safekeeping of the Separate Account's Assets

 We hold title to the assets of the Separate Account. We keep the assets physically segregated and separate and apart from our general corporate assets. We maintain records of all purchases and redemptions of the Portfolio shares held by each of the Sub-accounts.

 The Portfolios do not issue stock certificates. Therefore, we hold the Separate Account's assets in open account in lieu of stock certificates. See the Portfolios' prospectuses for a more complete description of the custodian of the Portfolios.

 Premium Taxes

 Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and our status in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations, or judicial acts.

 Tax Reserves

 We do not establish capital gains tax reserves for any Sub-account nor do we deduct charges for tax reserves because we believe that capital gains attributable to the Separate Account will not be taxable.

                                    EXPERTS

 The financial statements included in this Statement of Additional Information and the related financial statement schedules have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

 The following financial statements (and accompanying Reports of Independent Registered Public Accounting Firm) appear in the pages that follow:

   . consolidated financial statements of Allstate Life Insurance Company as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and related consolidated financial statement schedules, and

   . the financial statements of the Sub-accounts which comprise Allstate Financial Advisors Separate Account I, as of December 31, 2008 and for each of the periods in the two-year period then ended.

 The consolidated financial statements and related financial statement schedules of Allstate Life Insurance Company included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company to meet its obligations under the Annuities.

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily (1.50%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.53556      $ 5.43245            2,848

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.78324      $ 5.89032            9,337

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.05555      $ 5.43545              601

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.37689      $ 5.96882            1,865

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.32568      $ 5.89074            9,045

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.13550      $ 6.15018            1,808

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.18531      $ 7.17097           21,101

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.13355      $ 7.01262          193,673

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.02502      $ 6.68349           69,913

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.49819      $ 5.99858                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.23618      $ 7.34190          195,581

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.38385      $ 6.06690                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.18967      $ 6.36737              507

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.70085      $ 8.10838                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.18665      $ 5.63081            1,184

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.25658      $ 7.87406           51,021

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.02462      $ 6.13100            1,573

AST High Yield Portfolio
   05/01/2008* to 12/31/2008                                           $10.64365      $ 7.72692               64

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.36540      $ 6.08671            1,963

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.10073      $ 5.97843            1,588

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.18613      $ 5.51560            1,077

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.41828      $ 7.86918                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.01881      $ 6.01404            2,929

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.20904      $ 6.79032            8,688

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.41413      $ 6.76122                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.78222      $ 5.94845              620

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.58027      $ 5.88338              206

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.68823      $ 5.70783            2,005

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.54609      $10.31309            9,233

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.45047      $ 8.33099          188,702

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.38155      $ 6.55164              879

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.07633      $ 7.45021           29,402

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $11.03701      $10.20756            2,627

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.07851      $ 5.74017            4,203

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.36049      $ 7.25618           48,593

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.23534      $ 6.17596          244,916

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.08873      $ 6.73586           50,335

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.91717      $ 5.78239            3,050

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.90104      $10.21996           13,017

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.49890      $ 6.32631              123

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.19805      $10.23870           10,929

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.65109      $ 5.90554            2,251

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.25008      $ 9.32155                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02962      $10.80279          728,271

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02977      $12.19193           70,042

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02974      $12.24934            6,021

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17546      $ 6.11840                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10152      $ 5.57836                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99878      $ 7.47904                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07816      $ 6.65060           20,066

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09932      $ 6.70554            8,144

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08114      $ 7.35523            8,946

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11184      $ 7.14807              828

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08932      $ 7.62472           17,788

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10365      $ 7.51558            3,810

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03366      $ 7.64560                0




*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Combination 5% Roll Up and HAV Death Benefit or Highest Daily Value Death Benefit (1.65%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.52367      $ 5.42096              503

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.77218      $ 5.87788            5,462

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.04533      $ 5.42395                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.36625      $ 5.95620                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.31507      $ 5.87819                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.12516      $ 6.13711                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.17377      $ 7.15579              254

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.12208      $ 6.99774           29,180

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.01371      $ 6.66939           44,724

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.48643      $ 5.98588            3,442

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.22465      $ 7.32641           46,459

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.37324      $ 6.05406              678

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.17826      $ 6.35398                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.69107      $ 8.09673                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.17622      $ 5.61884              286

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.24499      $ 7.85743           68,110

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.01334      $ 6.11808                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.63164      $ 7.71057                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.35374      $ 6.07379                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.08934      $ 5.96578                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.17567      $ 5.50382                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.40650      $ 7.85240                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.00747      $ 6.00136              530

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.19749      $ 6.77594                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.40246      $ 6.74699                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.77113      $ 5.93583                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.56944      $ 5.87092              439

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.67730      $ 5.69575              433

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.53417      $10.29137              523

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.43869      $ 8.31338           39,130

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.37095      $ 6.53778              396

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.06500      $ 7.43460           35,100

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $11.02453      $10.18604              335

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.06488      $ 5.72803            2,851

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.34880      $ 7.24085           15,545

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.22370      $ 6.16283           28,501

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.07727      $ 6.72158            8,806

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.90597      $ 5.77016              537

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.88875      $10.19844              856

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.48828      $ 6.31291                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.18659      $10.21711                0

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.64030      $ 5.89313                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.24315      $ 9.30607                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02958      $10.79210           10,078

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17534      $ 6.11426                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10140      $ 5.57465                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99866      $ 7.47404                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07812      $ 6.64403           23,959

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09928      $ 6.69886                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08110      $ 7.34790                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11180      $ 7.14096                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08928      $ 7.61722                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10361      $ 7.50818                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03354      $ 7.64041                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily (1.75%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE        UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                         OF PERIOD       OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24192      $11.06778                0
   01/01/2008 to 12/31/2008                                            $11.06778      $ 5.41335                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.13015      $10.35575                0
   01/01/2008 to 12/31/2008                                            $10.35575      $ 5.86956                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09090      $ 9.48327                0
   01/01/2008 to 12/31/2008                                            $ 9.48327      $ 5.41631                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07357      $10.20419                0
   01/01/2008 to 12/31/2008                                            $10.20419      $ 5.94783                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08326      $ 9.74625                0
   01/01/2008 to 12/31/2008                                            $ 9.74625      $ 5.86991                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06606      $ 9.55618                0
   01/01/2008 to 12/31/2008                                            $ 9.55618      $ 6.12841                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08201      $10.41549            4,820
   01/01/2008 to 12/31/2008                                            $10.41549      $ 7.14582            3,485

 AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09299      $10.43027           57,456
   01/01/2008 to 12/31/2008                                            $10.43027      $ 6.98794          115,212

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11612      $10.41590           17,083
   01/01/2008 to 12/31/2008                                            $10.41590      $ 6.66000           91,132

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10586      $ 9.36473                0
   01/01/2008 to 12/31/2008                                            $ 9.36473      $ 5.97749                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07677      $10.44087           25,405
   01/01/2008 to 12/31/2008                                            $10.44087      $ 7.31605           24,295

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07782      $ 9.81111                0
   01/01/2008 to 12/31/2008                                            $ 9.81111      $ 6.04553                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05137      $11.23585                0
   01/01/2008 to 12/31/2008                                            $11.23585      $ 6.34503                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12729      $ 8.83189                0
   01/01/2008 to 07/18/2008                                            $ 8.83189      $ 8.08893                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09519      $10.21195                0
   01/01/2008 to 12/31/2008                                            $10.21195      $ 5.61096                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08308      $ 9.69096           20,532
   01/01/2008 to 12/31/2008                                            $ 9.69096      $ 7.84635           12,468

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13407      $10.40752                0
   01/01/2008 to 12/31/2008                                            $10.40752      $ 6.10938                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01087      $10.52238                0
   01/01/2008 to 12/31/2008                                            $10.52238      $ 7.69976                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12402      $10.42375                0
   01/01/2008 to 12/31/2008                                            $10.42375      $ 6.06526                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18210      $10.34099                0
   01/01/2008 to 12/31/2008                                            $10.34099      $ 5.95738                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09212      $ 9.55808                0
   01/01/2008 to 12/31/2008                                            $ 9.55808      $ 5.49615                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00703      $10.39624                0
   01/01/2008 to 12/31/2008                                            $10.39624      $ 7.84144                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13308      $10.82360                0
   01/01/2008 to 12/31/2008                                            $10.82360      $ 5.99300                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15647      $10.43025                0
   01/01/2008 to 12/31/2008                                            $10.43025      $ 6.76638                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10857      $10.76273                0
   01/01/2008 to 12/31/2008                                            $10.76273      $ 6.73748                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07756      $9.74767                 0
   01/01/2008 to 12/31/2008                                            $ 9.74767      $5.92752                 0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15835      $10.49936                0
   01/01/2008 to 12/31/2008                                            $10.49936      $ 5.86270                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10469      $10.02299                0
   01/01/2008 to 12/31/2008                                            $10.02299      $ 5.68772                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99857      $10.34150                0
   01/01/2008 to 12/31/2008                                            $10.34150      $10.27690                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05234      $10.49137            6,608
   01/01/2008 to 12/31/2008                                            $10.49137      $ 8.30173           25,360

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09280      $ 9.45172                0
   01/01/2008 to 12/31/2008                                            $ 9.45172      $ 6.52857                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06981      $10.20059           51,658
   01/01/2008 to 12/31/2008                                            $10.20059      $ 7.42414           49,750

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00700      $10.60805                0
   01/01/2008 to 12/31/2008                                            $10.60805      $10.17168                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18034      $11.63734                0
   01/01/2008 to 12/31/2008                                            $11.63734      $ 5.71999                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11465      $10.48117           22,909
   01/01/2008 to 12/31/2008                                            $10.48117      $ 7.23075           19,060

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12447      $10.56171           27,821
   01/01/2008 to 12/31/2008                                            $10.56171      $ 6.15417           35,026

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08883      $10.42497           30,046
   01/01/2008 to 12/31/2008                                            $10.42497      $ 6.71214           18,935

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18869      $10.47020                0
   01/01/2008 to 12/31/2008                                            $10.47020      $ 5.76196                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.98995      $10.60190                0
   01/01/2008 to 12/31/2008                                            $10.60190      $10.18401                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09667      $ 9.86834                0
   01/01/2008 to 12/31/2008                                            $ 9.86834      $ 6.30410                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99989      $10.12719                0
   01/01/2008 to 12/31/2008                                            $10.12719      $10.20269                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14538      $10.07516                0
   01/01/2008 to 12/31/2008                                            $10.07516      $ 5.88480                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99857      $ 9.97857                0
   01/01/2008 to 12/31/2008                                            $ 9.97857      $ 9.29574                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02956      $10.78501                0

AST Bond Portfolio 2018
   05/01/2008* to 12/31/2008                                           $10.02971      $12.17192                0

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02968      $12.22915                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17526      $ 6.11149                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10132      $ 5.57214                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99858      $ 7.47061                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07809      $ 6.63964            7,458

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09925      $ 6.69444                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08108       $7.34313                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11177       $7.13624                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08926       $7.61209                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10358       $7.50320            1,828

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03346       $7.63697                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Spousal TrueIncome Only (1.90%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE        UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio
   07/30/2007* to 12/31/2007                                           $10.24180      $11.06080                0
   01/01/2008 to 12/31/2008                                            $11.06080      $ 5.40188                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.13003      $10.34925                0
   01/01/2008 to 12/31/2008                                            $10.34925      $ 5.85729                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09078      $ 9.47724                0
   01/01/2008 to 12/31/2008                                            $ 9.47724      $ 5.40479                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07345      $10.19778                0
   01/01/2008 to 12/31/2008                                            $10.19778      $ 5.93530                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08314      $ 9.74007                0
   01/01/2008 to 12/31/2008                                            $ 9.74007      $ 5.85753                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06594      $ 9.55014                0
   01/01/2008 to 12/31/2008                                            $ 9.55014      $ 6.11554                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08189      $10.40891              940
   01/01/2008 to 12/31/2008                                            $10.40891      $ 7.13066              939

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09287      $10.42367            3,737
   01/01/2008 to 12/31/2008                                            $10.42367      $ 6.97316            3,951

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11600      $10.40928           11,943
   01/01/2008 to 12/31/2008                                            $10.40928      $ 6.64593           15,908

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10574      $ 9.35881                0
   01/01/2008 to 12/31/2008                                            $ 9.35881      $ 5.96480                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07665      $10.43428                0
   01/01/2008 to 12/31/2008                                            $10.43428      $ 7.30062            7,328

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07770      $ 9.80492                0
   01/01/2008 to 12/31/2008                                            $ 9.80492      $ 6.03272                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05125      $11.22871                0
   01/01/2008 to 12/31/2008                                            $11.22871      $ 6.33164                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12717      $ 8.82630                0
   01/01/2008 to 07/18/2008                                            $ 8.82630      $ 8.07731                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09507      $10.20549                0
   01/01/2008 to 12/31/2008                                            $10.20549      $ 5.59912                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08296      $ 9.68483            1,020
   01/01/2008 to 12/31/2008                                            $ 9.68483      $ 7.82983            6,414

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13394      $10.40091                0
   01/01/2008 to 12/31/2008                                            $10.40091      $ 6.09639                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01075      $10.51566                0
   01/01/2008 to 12/31/2008                                            $10.51566      $ 7.68350                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12390      $10.41714                0
   01/01/2008 to 12/31/2008                                            $10.41714      $ 6.05243                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18198      $10.33440                0
   01/01/2008 to 12/31/2008                                            $10.33440      $ 5.94481                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09200      $ 9.55199                0
   01/01/2008 to 12/31/2008                                            $ 9.55199      $ 5.48443                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00691      $10.38967                0
   01/01/2008 to 12/31/2008                                            $10.38967      $ 7.82496                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13296      $10.81663                0
   01/01/2008 to 12/31/2008                                            $10.81663      $ 5.98019                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15635      $ 10.42364               0
   01/01/2008 to 12/31/2008                                            $10.42364      $ 6.75217                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10845      $10.75588                0
   01/01/2008 to 12/31/2008                                            $10.75588      $ 6.72320                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07744      $ 9.74151                0
   01/01/2008 to 12/31/2008                                            $ 9.74151      $ 5.91502                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15823      $10.49274                0
   01/01/2008 to 12/31/2008                                            $10.49274      $ 5.85029                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10457      $10.01664                0
   01/01/2008 to 12/31/2008                                            $10.01664      $ 5.67576                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99845      $10.33501                0
   01/01/2008 to 12/31/2008                                            $10.33501      $10.25537                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05222      $10.48476                0
   01/01/2008 to 12/31/2008                                            $10.48476      $ 8.28423           13,860

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09268      $ 9.44573                0
   01/01/2008 to 12/31/2008                                            $ 9.44573      $ 6.51489                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06969      $10.19404                0
   01/01/2008 to 12/31/2008                                            $10.19404      $ 7.40835           11,419

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00688      $10.60133                0
   01/01/2008 to 12/31/2008                                            $10.60133      $10.15023                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18022      $11.63001                0
   01/01/2008 to 12/31/2008                                            $11.63001      $ 5.70792                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11452      $10.47449                0
   01/01/2008 to 12/31/2008                                            $10.47449      $ 7.21545              415

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12435      $10.55502                0
   01/01/2008 to 12/31/2008                                            $10.55502      $ 6.14116            4,208

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08871      $10.41838            3,695
   01/01/2008 to 12/31/2008                                            $10.41838      $ 6.69799           14,882

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18857      $10.46362                0
   01/01/2008 to 12/31/2008                                            $10.46362      $ 5.74991                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.98982      $10.59518                0
   01/01/2008 to 12/31/2008                                            $10.59518      $10.16253                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09655      $ 9.86207                0
   01/01/2008 to 12/31/2008                                            $ 9.86207      $ 6.29069                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99977      $10.12081                0
   01/01/2008 to 12/31/2008                                            $10.12081      $10.18127                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14526      $10.06870                0
   01/01/2008 to 12/31/2008                                            $10.06870      $ 5.87234                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99845      $ 9.97679                0
   01/01/2008 to 12/31/2008                                            $ 9.97679      $ 9.28051                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02967      $12.15994            6,683

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02964      $12.21713               87

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17514      $ 6.10743                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10120      $ 5.56840                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99846      $ 7.46560                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07805      $ 6.63304            1,274

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09921      $ 6.68779                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08104      $ 7.33576            2,981

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11173      $ 7.12923            2,696

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08922      $ 7.60462                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10354      $ 7.49579                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03334      $ 7.63187                0




*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily and Combination 5% Roll Up and HAV Death Benefit (2.00%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.49604      $ 5.39424            1,348

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74663      $ 5.84907                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.02155      $ 5.39723                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34177      $ 5.92701            2,881

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.29071      $ 5.84939                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.10124      $ 6.10700                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.14713      $ 7.12072            5,321

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09551      $ 6.96330           21,165

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98738      $ 6.63661           42,778

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.45886      $ 5.95633                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.19781      $ 7.29038           79,410

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34863      $ 6.02426                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.15161      $ 6.32280                0

AST DeAm Small-Cap Value Portfolio

       05/01/2008* to 07/18/2008                                       $ 8.66823      $ 8.06950                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.15217      $ 5.59124                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.21811      $ 7.81882            2,069

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98704      $ 6.08795                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.60380      $ 7.67272                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.32662      $ 6.04394                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.06285      $ 5.93648            2,858

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.15168      $ 5.47685                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.37930      $ 7.81406                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98124      $ 5.97186                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.17077      $ 6.74262                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.37511      $ 6.71375                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74562      $ 5.90672                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.54437      $ 5.84206                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.65192      $ 5.66775                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.50651      $10.24080                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.41138      $ 8.27260           43,668

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34639      $ 6.50560            1,503

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.03863      $ 7.39806           27,037

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.99567      $10.13609                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.03339      $ 5.69990                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.32163      $ 7.20529            2,651

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.19689      $ 6.13261            8,118

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.05081      $ 6.68856            6,445

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.87987      $ 5.74172            1,274

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.86023      $10.14838            2,807

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.46336      $ 6.28194                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.15985      $10.16688            4,229

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.61495      $ 5.86411                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.22718      $ 9.27028                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02949      $10.76729           61,513

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02964      $12.15196            5,044

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02961      $12.20922                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17506      $ 6.10465                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10112      $ 5.56589                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99838      $ 7.46229              447

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07802      $ 6.62866            4,343

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09919      $ 6.68338                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08101      $ 7.33097           28,762

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11170      $ 7.12451                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08919      $ 7.59959            4,254

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10352      $ 7.49086                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03326      $ 7.62849                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS B SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option -- 1.00% Settlement Service Charge



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD      OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24253      $11.10310                0
   01/01/2008 to 12/31/2008                                            $11.10310      $ 5.47103                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.13076      $10.38882                0
   01/01/2008 to 12/31/2008                                            $10.38882      $ 5.93223                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09151      $ 9.51355                0
   01/01/2008 to 12/31/2008                                            $ 9.51355      $ 5.47408                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07418      $10.23671                0
   01/01/2008 to 12/31/2008                                            $10.23671      $ 6.01128                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08387      $ 9.77734                0
   01/01/2008 to 12/31/2008                                            $ 9.77734      $ 5.93256                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06667      $ 9.58676                0
   01/01/2008 to 12/31/2008                                            $ 9.58676      $ 6.19386                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08262      $10.44865                0
   01/01/2008 to 12/31/2008                                            $10.44865      $ 7.22179                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09360      $10.46353                0
   01/01/2008 to 12/31/2008                                            $10.46353      $ 7.06233                0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11673      $10.44905                0
   01/01/2008 to 12/31/2008                                            $10.44905      $ 6.73091                0

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10647      $ 9.39461                0
   01/01/2008 to 12/31/2008                                            $ 9.39461      $ 6.04131                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07738      $10.47416                0
   01/01/2008 to 12/31/2008                                            $10.47416      $ 7.39401                0

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07843      $ 9.84245                0
   01/01/2008 to 12/31/2008                                            $ 9.84245      $ 6.11002                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05198      $11.27163                0
   01/01/2008 to 12/31/2008                                            $11.27163      $ 6.41269                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12790      $ 8.86015                0
   01/01/2008 to 07/18/2008                                            $ 8.86015      $ 8.14771                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09580      $10.24457                0
   01/01/2008 to 12/31/2008                                            $10.24457      $ 5.67083                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08369      $ 9.72186                0
   01/01/2008 to 12/31/2008                                            $ 9.72186      $ 7.92991                0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13467      $10.44070                0
   01/01/2008 to 12/31/2008                                            $10.44070      $ 6.17458                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01148      $10.55596                0
   01/01/2008 to 12/31/2008                                            $10.55596      $ 7.78172                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12463      $10.45690                0
   01/01/2008 to 12/31/2008                                            $10.45690      $ 6.12993                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18270      $10.37393                0
   01/01/2008 to 12/31/2008                                            $10.37393      $ 6.02093                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09273      $ 9.58859                0
   01/01/2008 to 12/31/2008                                            $ 9.58859      $ 5.55478                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00764      $10.42944                0
   01/01/2008 to 12/31/2008                                            $10.42944      $ 7.92501                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13369      $10.85812                0
   01/01/2008 to 12/31/2008                                            $10.85812      $ 6.05687                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15708      $10.46349                0
   01/01/2008 to 12/31/2008                                            $10.46349      $ 6.83847                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10918      $10.79702                0
   01/01/2008 to 12/31/2008                                            $10.79702      $ 6.80925                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07817      $ 9.77879                0
   01/01/2008 to 12/31/2008                                            $ 9.77879      $ 5.99070                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15896      $10.53280                0
   01/01/2008 to 12/31/2008                                            $10.53280      $ 5.92524                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10530      $10.05498                0
   01/01/2008 to 12/31/2008                                            $10.05498      $ 5.74837                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99918      $10.37452                0
   01/01/2008 to 12/31/2008                                            $10.37452      $10.38622                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05295      $10.52485                0
   01/01/2008 to 12/31/2008                                            $10.52485      $ 8.39002                0

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09341      $ 9.48190                0
   01/01/2008 to 12/31/2008                                            $ 9.48190      $ 6.59820                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07042      $10.23309                0
   01/01/2008 to 12/31/2008                                            $10.23309      $ 7.50318                0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00761      $10.64189                0
   01/01/2008 to 12/31/2008                                            $10.64189      $10.27989                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18095      $11.67442                0
   01/01/2008 to 12/31/2008                                            $11.67442      $ 5.78102                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11525      $10.51454                0
   01/01/2008 to 12/31/2008                                            $10.51454      $ 7.30766                0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12508      $10.59538                0
   01/01/2008 to 12/31/2008                                            $10.59538      $ 6.21978                0

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08943      $10.45816                0
   01/01/2008 to 12/31/2008                                            $10.45816      $ 6.78372                0

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18930      $10.50364                0
   01/01/2008 to 12/31/2008                                            $10.50364      $ 5.82357                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99055      $10.63572                0
   01/01/2008 to 12/31/2008                                            $10.63572      $10.29238                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09728      $ 9.89974                0
   01/01/2008 to 12/31/2008                                            $ 9.89974      $ 6.37126                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $10.00050      $10.15956                0
   01/01/2008 to 12/31/2008                                            $10.15956      $10.31135                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14599      $10.10721                0
   01/01/2008 to 12/31/2008                                            $10.10721      $ 5.94755                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99918      $ 9.98774                0
   01/01/2008 to 12/31/2008                                            $ 9.98774      $ 9.37350                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17586      $ 6.13222                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10192      $ 5.59093                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99918      $ 7.49592                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07829      $ 6.67266                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09946      $ 6.72781                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08128      $ 7.37967                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11197      $ 7.17177                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08946      $ 7.64996                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10379      $ 7.54057                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03407      $ 7.66278                0



*    Denotes the start date of these sub-accounts

                      ALLSTATE RETIREMENT ACCESS L SERIES
                        Allstate Life Insurance Company
                      Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily (1.85%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.08038      $ 5.18571                0

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.12662      $ 6.08294                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.17686      $ 6.09430                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $10.20081      $ 6.47825                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.18571      $ 6.84139                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08669      $ 7.08517                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10163      $ 6.97434                0

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10883      $ 6.72383                0

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.27058      $ 5.85482                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08453      $ 7.21633                0

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.16813      $ 6.55875                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.19804      $ 6.35789                0

AST DeAm Small-Cap Value Portfolio

       05/01/2008* to 07/18/2008                                       $10.21516      $ 9.51253                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.17494      $ 6.22217                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.13117      $ 7.75979            1,032

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.15021      $ 6.19341                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.01222      $ 7.25173                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.12061      $ 5.92914                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.06984      $ 5.94632                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.17937      $ 6.09777                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.01668      $ 7.54848                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.10608      $ 6.05242                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.11881      $ 6.71476                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.13424      $ 6.56429                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.18391      $ 6.17834                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.10239      $ 6.18965                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.07330      $ 5.92091                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.99950      $ 9.75613                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.05933      $ 8.00066                0

AST Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.06879      $ 7.55512                0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09538      $ 7.44707                0

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.96092      $ 9.19113                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.86542      $ 4.67759                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.06846      $ 7.03543                0

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.11404      $ 6.08863            1,214

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.12540      $ 6.74467                0

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $10.06690      $ 5.85605                0

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02358      $ 9.37569                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.00016      $10.01676            9,489

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.17984      $ 6.21461                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.00920      $ 9.08154                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02968      $12.16380            4,495

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02965      $12.22101                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17517      $ 6.10870                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10124      $ 5.56959                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99850      $ 7.46726                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07806      $ 6.63510            8,338

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09923      $ 6.68990                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08105      $ 7.33816                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11174      $ 7.13151                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08923      $ 7.60692                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10356      $ 7.49813                0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                           $10.18836      $ 6.45628                0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.07238      $ 6.19211                0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                           $10.22851      $ 7.17028                0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11351      $ 6.80139                0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                           $10.26795      $ 7.03392                0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                           $10.08894      $ 7.66221                0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                           $10.38565      $ 5.26565                0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                           $10.15187      $ 8.32611                0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                           $10.25886      $ 5.51137                0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                           $10.27808      $ 7.25976                0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                           $10.09853      $ 7.20642                0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                           $10.16538      $ 6.08946                0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11061      $ 6.70828                0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                           $10.24139      $ 6.26405                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03338      $ 7.63352                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS L SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Combination 5% Roll Up and HAV Death Benefit or Highest Daily Value Death Benefit (2.00%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.49604      $ 5.39424            1,348

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74663      $ 5.84907                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.02155      $ 5.39723                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34177      $ 5.92701            2,881

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.29071      $ 5.84939                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.10124      $ 6.10700                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.14713      $ 7.12072            5,321

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09551      $ 6.96330           21,165

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98738      $ 6.63661           42,778

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.45886      $ 5.95633                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.19781      $ 7.29038           79,410

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34863      $ 6.02426                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.15161      $ 6.32280                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.66823      $ 8.06950                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.15217      $ 5.59124                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.21811      $ 7.81882            2,069

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98704      $ 6.08795                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.60380      $ 7.67272                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.32662      $ 6.04394                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.06285      $ 5.93648            2,858

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $9.15168       $ 5.47685                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.37930      $ 7.81406                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98124      $ 5.97186                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.17077      $ 6.74262                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.37511      $ 6.71375                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74562      $ 5.90672                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.54437      $ 5.84206                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.65192      $ 5.66775                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.50651      $10.24080                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.41138      $ 8.27260           43,668

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34639      $ 6.50560            1,503

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.03863      $ 7.39806           27,037

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.99567      $10.13609                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.03339      $ 5.69990                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.32163      $ 7.20529            2,651

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.19689      $ 6.13261            8,118

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.05081      $ 6.68856            6,445

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.87987      $ 5.74172            1,274

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.86023      $10.14838            2,807

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.46336      $ 6.28194                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.15985      $10.16688            4,229

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.61495      $ 5.86411                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.22718      $ 9.27028                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02949      $10.76729           61,513

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02964      $12.15196            5,044

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02961      $12.20922                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17506      $ 6.10465                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10112      $ 5.56589                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99838      $ 7.46229              447

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07802      $ 6.62866            4,343

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09919      $ 6.68338                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08101      $ 7.33097           28,762

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11170      $ 7.12451                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08919      $ 7.59959            4,254

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10352      $ 7.49086                0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                           $10.18832      $ 6.44991                0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.07235      $ 6.18606                0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                           $10.22847      $ 7.16333                0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11347      $ 6.79467                0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                           $10.26792      $ 7.02704                0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                           $10.08890      $ 7.65473                0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                           $10.38561      $ 5.26039                0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                           $10.15183      $ 8.31794                0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                           $10.25882      $ 5.50598                0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                           $10.27804      $ 7.25266                0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                           $10.09850      $ 7.19946                0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                           $10.16534      $ 6.08347                0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11057      $ 6.70173                0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                           $10.24135      $ 6.25788                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03326      $ 7.62849                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS L SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily (2.10%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24164      $11.05145                0
   01/01/2008 to 12/31/2008                                            $11.05145      $ 5.38671                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.12987      $10.34051                0
   01/01/2008 to 12/31/2008                                            $10.34051      $ 5.84082                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09062      $ 9.46923                0
   01/01/2008 to 12/31/2008                                            $ 9.46923      $ 5.38974                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07329      $10.18914                0
   01/01/2008 to 12/31/2008                                            $10.18914      $ 5.91860                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08298      $ 9.73188                0
   01/01/2008 to 12/31/2008                                            $ 9.73188      $ 5.84112                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06578      $ 9.54208                0
   01/01/2008 to 12/31/2008                                            $ 9.54208      $ 6.09835                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08173      $10.40014            6,449
   01/01/2008 to 12/31/2008                                            $10.40014      $ 7.11067            2,306

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09271      $10.41494          157,484
   01/01/2008 to 12/31/2008                                            $10.41494      $ 6.95362          108,570

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11584      $10.40053          132,575
   01/01/2008 to 12/31/2008                                            $10.40053      $ 6.62728           60,457

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10558      $ 9.35089                0
   01/01/2008 to 12/31/2008                                            $ 9.35089      $ 5.94805                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07648      $10.42547           23,605
   01/01/2008 to 12/31/2008                                            $10.42547      $ 7.28022           22,539

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07754      $ 9.79668                0
   01/01/2008 to 12/31/2008                                            $ 9.79668      $ 6.01589                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05109      $11.21928                0
   01/01/2008 to 12/31/2008                                            $11.21928      $ 6.31385                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12701      $ 8.81881                0
   01/01/2008 to 07/18/2008                                            $ 8.81881      $ 8.06178                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09491      $10.19690                0
   01/01/2008 to 12/31/2008                                            $10.19690      $ 5.58338                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08280      $ 9.67660           93,467
   01/01/2008 to 12/31/2008                                            $ 9.67660      $ 7.80791           34,768

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13378      $10.39215                0
   01/01/2008 to 12/31/2008                                            $10.39215      $ 6.07940                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01059      $10.50680                0
   01/01/2008 to 12/31/2008                                            $10.50680      $ 7.66190                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12374      $10.40831                0
   01/01/2008 to 12/31/2008                                            $10.40831      $ 6.03549                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18181      $10.32559                0
   01/01/2008 to 12/31/2008                                            $10.32559      $ 5.92811                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09184      $ 9.54402                0
   01/01/2008 to 12/31/2008                                            $ 9.54402      $ 5.46911                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00675      $10.38092                0
   01/01/2008 to 12/31/2008                                            $10.38092      $ 7.80300                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13280      $10.80754                0
   01/01/2008 to 12/31/2008                                            $10.80754      $ 5.96346                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15619      $10.41485                0
   01/01/2008 to 12/31/2008                                            $10.41485      $ 6.73316                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10829      $10.74686                0
   01/01/2008 to 12/31/2008                                            $10.74686      $ 6.70436                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07728      $ 9.73328                0
   01/01/2008 to 12/31/2008                                            $ 9.73328      $ 5.89835                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15807      $10.48386                0
   01/01/2008 to 12/31/2008                                            $10.48386      $ 5.83391                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10441      $10.00821                0
   01/01/2008 to 12/31/2008                                            $10.00821      $ 5.65978                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99829      $10.32629                0
   01/01/2008 to 12/31/2008                                            $10.32629      $10.22650                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05206      $10.47598           22,715
   01/01/2008 to 12/31/2008                                            $10.47598      $ 8.26107           40,055

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09252      $ 9.43781                0
   01/01/2008 to 12/31/2008                                            $ 9.43781      $ 6.49656                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06952      $10.18543           83,481
   01/01/2008 to 12/31/2008                                            $10.18543      $ 7.38762           88,903

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00672      $10.59242                0
   01/01/2008 to 12/31/2008                                            $10.59242      $10.12189                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18006      $11.62021                0
   01/01/2008 to 12/31/2008                                            $11.62021      $ 5.69192                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11436      $10.46569           10,815
   01/01/2008 to 12/31/2008                                            $10.46569      $ 7.19518           13,917

AST First Trust Capital Appreciation Target Portfolio
   07/30/2007* to 12/31/2007                                           $10.12419      $10.54610          335,447
   01/01/2008 to 12/31/2008                                            $10.54610      $ 6.12391          636,184

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08854      $10.40957           63,258
   01/01/2008 to 12/31/2008                                            $10.40957      $ 6.67917           21,438

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18841      $10.45478                0
   01/01/2008 to 12/31/2008                                            $10.45478      $ 5.73374                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.98966      $10.58636                0
   01/01/2008 to 12/31/2008                                            $10.58636      $10.13421                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09639      $ 9.85369                0
   01/01/2008 to 12/31/2008                                            $ 9.85369      $ 6.27311                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99961      $10.11238                0
   01/01/2008 to 12/31/2008                                            $10.11238      $10.15285                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14510      $10.06023                0
   01/01/2008 to 12/31/2008                                            $10.06023      $ 5.85587                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99829      $ 9.97440                0
   01/01/2008 to 12/31/2008                                            $ 9.97440      $ 9.26012                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02961      $12.14399                0

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02958      $12.20118                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17497      $ 6.10192                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10104      $ 5.56341                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99830      $ 7.45902                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07800      $ 6.62439           13,095

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09916      $ 6.67897                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08098      $ 7.32617              928

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11168      $ 7.11975            2,988

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08916      $ 7.59467                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10349      $ 7.48592                0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                           $10.18830      $ 6.44572                0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.07232      $ 6.18197                0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                           $10.22844      $ 7.15854                0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11344      $ 6.79012                0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                           $10.26789      $ 7.02236                0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                           $10.08888      $ 7.64976                0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                           $10.38558      $ 5.25691                0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                           $10.15181      $ 8.31248                0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                           $10.25880      $ 5.50233                0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                           $10.27802      $ 7.24793                0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                           $10.09847      $ 7.19471                0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                           $10.16531      $ 6.07943                0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11054      $ 6.69733                0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                           $10.24132      $ 6.25377                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03318      $ 7.62511                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS L SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Spousal TrueIncome Only (2.25%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24152      $11.04445                0
   01/01/2008 to 12/31/2008                                            $11.04445      $ 5.37533                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.12975      $10.33392                0
   01/01/2008 to 12/31/2008                                            $10.33392      $ 5.82845                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09050      $ 9.46330                0
   01/01/2008 to 12/31/2008                                            $ 9.46330      $ 5.37837                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07317      $10.18268                0
   01/01/2008 to 12/31/2008                                            $10.18268      $ 5.90611                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08286      $ 9.72566                0
   01/01/2008 to 12/31/2008                                            $ 9.72566      $ 5.82874                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06566      $ 9.53605                0
   01/01/2008 to 12/31/2008                                            $ 9.53605      $ 6.08557                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08161      $10.39352                0
   01/01/2008 to 12/31/2008                                            $10.39352      $ 7.09576                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09259      $10.40836           35,752
   01/01/2008 to 12/31/2008                                            $10.40836      $ 6.93900          105,752

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11572      $10.39394            2,313
   01/01/2008 to 12/31/2008                                            $10.39394      $ 6.61333           31,383

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10546      $ 9.34498                0
   01/01/2008 to 12/31/2008                                            $ 9.34498      $ 5.93547                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07636      $10.41889                0
   01/01/2008 to 12/31/2008                                            $10.41889      $ 7.26485            6,336

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07742      $ 9.79053                0
   01/01/2008 to 12/31/2008                                            $ 9.79053      $ 6.00324                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05097      $11.21223                0
   01/01/2008 to 12/31/2008                                            $11.21223      $ 6.30059                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12689      $ 8.81330                0
   01/01/2008 to 07/18/2008                                            $ 8.81330      $ 8.05024                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09479      $10.19042                0
   01/01/2008 to 12/31/2008                                            $10.19042      $ 5.57163                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08268      $ 9.67051            1,198
   01/01/2008 to 12/31/2008                                            $ 9.67051      $ 7.79152           15,325

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13366      $10.38560                0
   01/01/2008 to 12/31/2008                                            $10.38560      $ 6.06661                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01047      $10.50020                0
   01/01/2008 to 12/31/2008                                            $10.50020      $ 7.64586                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12362      $10.40181                0
   01/01/2008 to 12/31/2008                                            $10.40181      $ 6.02276                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18169      $10.31917                0
   01/01/2008 to 12/31/2008                                            $10.31917      $ 5.91568                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09172      $ 9.53794                0
   01/01/2008 to 12/31/2008                                            $ 9.53794      $ 5.45762                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00663      $10.37439                0
   01/01/2008 to 12/31/2008                                            $10.37439      $ 7.78667                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13268      $10.80077                0
   01/01/2008 to 12/31/2008                                            $10.80077      $ 5.95100                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15607      $10.40826                0
   01/01/2008 to 12/31/2008                                            $10.40826      $ 6.71901                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10817      $10.74006                0
   01/01/2008 to 12/31/2008                                            $10.74006      $ 6.69032                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07716      $ 9.72712                0
   01/01/2008 to 12/31/2008                                            $ 9.72712      $ 5.88593                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15795      $10.47719                0
   01/01/2008 to 12/31/2008                                            $10.47719      $ 5.82159                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10429      $10.00185                0
   01/01/2008 to 12/31/2008                                            $10.00185      $ 5.64787                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99817      $10.31976                0
   01/01/2008 to 12/31/2008                                            $10.31976      $10.20502                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05193      $10.46930                0
   01/01/2008 to 12/31/2008                                            $10.46930      $ 8.24363            7,614

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09240      $ 9.43184                0
   01/01/2008 to 12/31/2008                                            $ 9.43184      $ 6.48284                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06940      $10.17909           15,839
   01/01/2008 to 12/31/2008                                            $10.17909      $ 7.37218           17,054

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00660      $10.58572                0
   01/01/2008 to 12/31/2008                                            $10.58572      $10.10058                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.17994      $11.61278                0
   01/01/2008 to 12/31/2008                                            $11.61278      $ 5.67991                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11424      $10.45911            4,361
   01/01/2008 to 12/31/2008                                            $10.45911      $ 7.18015            4,026

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12407      $10.53944            3,839
   01/01/2008 to 12/31/2008                                            $10.53944      $ 6.11107            7,192

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08842      $10.40308           36,393
   01/01/2008 to 12/31/2008                                            $10.40308      $ 6.66519           48,519

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18829      $10.44818                0
   01/01/2008 to 12/31/2008                                            $10.44818      $ 5.72167                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.98954      $10.57963                0
   01/01/2008 to 12/31/2008                                            $10.57963      $10.11299                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09627      $ 9.84748                0
   01/01/2008 to 12/31/2008                                            $ 9.84748      $ 6.25989                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99949      $10.10594                0
   01/01/2008 to 12/31/2008                                            $10.10594      $10.13142                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14498      $10.05385                0
   01/01/2008 to 12/31/2008                                            $10.05385      $ 5.84358                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99817      $ 9.97260                0
   01/01/2008 to 12/31/2008                                            $ 9.97260      $ 9.24471                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17485      $ 6.09787                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10092      $ 5.55968                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99818      $ 7.45395                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07796      $ 6.61786            2,993

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09912      $ 6.67241                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08094      $ 7.31892                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11164      $ 7.11280                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08912      $ 7.58712                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10345      $ 7.47848                0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                           $10.18826      $ 6.43927                0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.07228      $ 6.17591                0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                           $10.22840      $ 7.15154                0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11340      $ 6.78353                0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                           $10.26785      $ 7.01546                0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                           $10.08884      $ 7.64220                0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                           $10.38554      $ 5.25169                0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                           $10.15177      $ 8.30432                0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                           $10.25876      $ 5.49681                0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                           $10.27798      $ 7.24081                0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                           $10.09843      $ 7.18764                0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                           $10.16527      $ 6.07342                0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11050      $ 6.69071                0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                           $10.24128      $ 6.24761                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03306      $ 7.61996                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS L SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily and Combination 5% Roll Up and HAV Death Benefit (2.35%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.46863      $ 5.36782                0

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.72112      $ 5.82033                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 8.99802      $ 5.37079                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.31731      $ 5.89787                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.26638      $ 5.82066                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.07747      $ 6.07709                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.12059      $ 7.08586                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.06916      $ 6.92933                0

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.96136      $ 6.60409                0

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.43164      $ 5.92718                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.17110      $ 7.25451                0

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.32427      $ 5.99482                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.12501      $ 6.29175                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.64567      $ 8.04260                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.12816      $ 5.56378                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.19149      $ 7.78061                0

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.96101      $ 6.05812                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.57606      $ 7.63518                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.29960      $ 6.01433                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.03661      $ 5.90744                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.12771      $ 5.44996                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.35209      $ 7.77570                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.95528      $ 5.94265                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.14419      $ 6.70967                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.34799      $ 6.68086                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.72008      $ 5.87769                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.51938      $ 5.81343                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.62668      $ 5.64001                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.47914      $10.19085                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.38420      $ 8.23216                0

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.32205      $ 6.47383                0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.01242      $ 7.36181                0

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.96697      $10.08645                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.00196      $ 5.67201                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.29473      $ 7.17010                0

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.17024      $ 6.10248                0

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.02459      $ 6.65578                0

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.85418      $ 5.71367                0

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.83184      $10.09881                0

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.43869      $ 6.25113                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.13338      $10.11730                0

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.58984      $ 5.83535                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.21103      $ 9.23451                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02955      $12.12416                0

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02952      $12.18124                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17477      $ 6.09512                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10084      $ 5.55712                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99810      $ 7.45064                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07793      $ 6.61351                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09909      $ 6.66803                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08091      $ 7.31417                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11161      $ 7.10814                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08910      $ 7.58214                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10342      $ 7.47366                0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                           $10.18823      $ 6.43508                0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.07225      $ 6.17182                0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                           $10.22837      $ 7.14677                0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11338      $ 6.77901                0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                           $10.26782      $ 7.01082                0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                           $10.08881      $ 7.63717                0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                           $10.38552      $ 5.24823                0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                           $10.15174      $ 8.29890                0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                           $10.25873      $ 5.49327                0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                           $10.27795      $ 7.23610                0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                           $10.09840      $ 7.18286                0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                           $10.16525      $ 6.06947                0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                           $10.11048      $ 6.68630                0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                           $10.24125      $ 6.24345                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03298      $ 7.61659                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS L SERIES

                         Allstate Life Insurance Company

                       Statement of Additional Information

        ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00%
                           Settlement Service Charge



                                                                                              NUMBER OF
                                                               ACCUMULATION  ACCUMULATION   ACCUMULATION
                                                                UNIT VALUE    UNIT VALUE        UNITS
                                                               AT BEGINNING     AT END     OUTSTANDING AT
SUB ACCOUNTS                                                     OF PERIOD     OF PERIOD    END OF PERIOD
------------                                                   ------------  ------------  --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.24253     $11.10310          0
   01/01/2008 to 12/31/2008                                      $11.10310     $ 5.47103          0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.13076     $10.38882          0
   01/01/2008 to 12/31/2008                                      $10.38882     $ 5.93223          0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.09151     $ 9.51355          0
   01/01/2008 to 12/31/2008                                      $ 9.51355     $ 5.47408          0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                     $10.07418     $10.23671          0
   01/01/2008 to 12/31/2008                                      $10.23671     $ 6.01128          0

AST QMA US Equity Alpha
formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                     $10.08387     $ 9.77734          0
   01/01/2008 to 12/31/2008                                      $ 9.77734     $ 5.93256          0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.06667     $ 9.58676          0
   01/01/2008 to 12/31/2008                                      $ 9.58676     $ 6.19386          0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.08262     $10.44865          0
   01/01/2008 to 12/31/2008                                      $10.44865     $ 7.22179          0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.09360     $10.46353          0
   01/01/2008 to 12/31/2008                                      $10.46353     $ 7.06233          0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.11673     $10.44905          0
   01/01/2008 to 12/31/2008                                      $10.44905     $ 6.73091          0

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                     $10.10647     $ 9.39461          0
   01/01/2008 to 12/31/2008                                      $ 9.39461     $ 6.04131          0

AST Balanced Asset Allocation Portfolio
formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.07738     $10.47416          0
   01/01/2008 to 12/31/2008                                      $10.47416     $ 7.39401          0

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.07843     $ 9.84245          0
   01/01/2008 to 12/31/2008                                      $ 9.84245     $ 6.11002          0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.05198     $11.27163          0
   01/01/2008 to 12/31/2008                                      $11.27163     $ 6.41269          0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.12790     $ 8.86015          0
   01/01/2008 to 07/18/2008                                      $ 8.86015     $ 8.14771          0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.09580     $10.24457          0
   01/01/2008 to 12/31/2008                                      $10.24457     $ 5.67083          0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                     $10.08369     $ 9.72186          0
   01/01/2008 to 12/31/2008                                      $ 9.72186     $ 7.92991          0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.13467     $10.44070          0
   01/01/2008 to 12/31/2008                                      $10.44070     $ 6.17458          0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                     $10.01148     $10.55596          0
   01/01/2008 to 12/31/2008                                      $10.55596     $ 7.78172          0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.12463     $10.45690          0
   01/01/2008 to 12/31/2008                                      $10.45690     $ 6.12993          0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                     $10.18270     $10.37393          0
   01/01/2008 to 12/31/2008                                      $10.37393     $ 6.02093          0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.09273     $ 9.58859          0
   01/01/2008 to 12/31/2008                                      $ 9.58859     $ 5.55478          0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                     $10.00764     $10.42944          0
   01/01/2008 to 12/31/2008                                      $10.42944     $ 7.92501          0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.13369     $10.85812          0
   01/01/2008 to 12/31/2008                                      $10.85812     $ 6.05687          0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                     $10.15708     $10.46349          0
   01/01/2008 to 12/31/2008                                      $10.46349     $ 6.83847          0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.10918     $10.79702          0
   01/01/2008 to 12/31/2008                                      $10.79702     $ 6.80925          0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.07817     $ 9.77879          0
   01/01/2008 to 12/31/2008                                      $ 9.77879     $ 5.99070          0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.15896     $10.53280          0
   01/01/2008 to 12/31/2008                                      $10.53280     $ 5.92524          0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.10530     $10.05498          0
   01/01/2008 to 12/31/2008                                      $10.05498     $ 5.74837          0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                     $ 9.99918     $10.37452          0
   01/01/2008 to 12/31/2008                                      $10.37452     $10.38622          0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.05295     $10.52485          0
   01/01/2008 to 12/31/2008                                      $10.52485     $ 8.39002          0

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.09341     $ 9.48190          0
   01/01/2008 to 12/31/2008                                      $ 9.48190     $ 6.59820          0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                     $10.07042     $10.23309          0
   01/01/2008 to 12/31/2008                                      $10.23309     $ 7.50318          0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                     $10.00761     $10.64189          0
   01/01/2008 to 12/31/2008                                      $10.64189     $10.27989          0

AST T. Rowe Price Natural Resources Portfolio

  07/30/2007* to 12/31/2007                                      $10.18095     $11.67442          0
  01/01/2008 to 12/31/2008                                       $11.67442     $ 5.78102          0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                     $10.11525     $10.51454          0
   01/01/2008 to 12/31/2008                                      $10.51454     $ 7.30766          0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                     $10.12508     $10.59538          0
   01/01/2008 to 12/31/2008                                      $10.59538     $ 6.21978          0

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                     $10.08943     $10.45816          0
   01/01/2008 to 12/31/2008                                      $10.45816     $ 6.78372          0

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                     $10.18930     $10.50364          0
   01/01/2008 to 12/31/2008                                      $10.50364     $ 5.82357          0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                     $ 9.99055     $10.63572          0
   01/01/2008 to 12/31/2008                                      $10.63572     $10.29238          0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.09728     $ 9.89974          0
   01/01/2008 to 12/31/2008                                      $ 9.89974     $ 6.37126          0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                     $10.00050     $10.15956          0
   01/01/2008 to 12/31/2008                                      $10.15956     $10.31135          0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                     $10.14599     $10.10721          0
   01/01/2008 to 12/31/2008                                      $10.10721     $ 5.94755          0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                     $ 9.99918     $ 9.98774          0
   01/01/2008 to 12/31/2008                                      $ 9.98774     $ 9.37350          0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                     $10.17586     $ 6.13222          0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                     $10.10192     $ 5.59093          0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                     $ 9.99918     $ 7.49592          0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                     $10.07829     $ 6.67266          0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                     $10.09946     $ 6.72781          0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                     $10.08128     $ 7.37967          0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                     $10.11197     $ 7.17177          0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                     $10.08946     $ 7.64996          0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                     $10.10379     $ 7.54057          0

ProFund VP Mid-Cap Value

   05/01/2008* to 12/31/2008                                     $10.18859     $ 6.49279          0

ProFund VP Mid-Cap Growth

   05/01/2008* to 12/31/2008                                     $10.07261     $ 6.22718          0

ProFund VP Small-Cap Value

   05/01/2008* to 12/31/2008                                     $10.22874     $ 7.21084          0

ProFund VP Small-Cap Growth

   05/01/2008* to 12/31/2008                                     $10.11374     $ 6.83981          0

ProFund VP Consumer Services

   05/01/2008* to 12/31/2008                                     $10.26818     $ 7.07373          0

ProFund VP Consumer Goods Portfolio

   05/01/2008* to 12/31/2008                                     $10.08917     $ 7.70550          0

ProFund VP Financials

   05/01/2008* to 12/31/2008                                     $10.38588     $ 5.29555          0

ProFund VP Health Care

   05/01/2008* to 12/31/2008                                     $10.15210     $ 8.37316          0

ProFund VP Real Estate

   05/01/2008* to 12/31/2008                                     $10.25909     $ 5.54281          0

ProFund VP Telecommunications

   05/01/2008* to 12/31/2008                                     $10.27831     $ 7.30077          0

ProFund VP Utilities

   05/01/2008* to 12/31/2008                                     $10.09876     $ 7.24718          0

ProFund VP Industrials

   05/01/2008* to 12/31/2008                                     $10.16561     $ 6.12388          0

ProFund VP Large-Cap Growth

   05/01/2008* to 12/31/2008                                     $10.11084     $ 6.74626          0

ProFund VP Large-Cap Value

   05/01/2008* to 12/31/2008                                     $10.24162     $ 6.29950          0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                     $10.03407     $ 7.66278          0




*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily (1.90%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.50394      $ 5.40188                0

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.75396      $ 5.85729                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.02831      $ 5.40479                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34875      $ 5.93530                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.29756      $ 5.85753                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.10807      $ 6.11554                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.15477      $ 7.13066              939

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10309      $ 6.97316            3,951

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.99489      $ 6.64593           15,908

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.46677      $ 5.96480                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.20546      $ 7.30062            7,328

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.35573      $ 6.03272                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.15914      $ 6.33164                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.67476      $ 8.07731                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.15903      $ 5.59912                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.22588      $ 7.82983            6,414

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.99447      $ 6.09639                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.61174      $ 7.68350                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.33434      $ 6.05243                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.07041      $ 5.94481                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.15840      $ 5.48443                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.38709      $ 7.82496                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98862      $ 5.98019                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.17842      $ 6.75217                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.38287      $ 6.72320                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.75286      $ 5.91502                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.55152      $ 5.85029                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.65910      $ 5.67576                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.51451      $10.25537                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.41922      $ 8.28423           13,860

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.35347      $ 6.51489                0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.04604      $ 7.40835           11,419

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $11.00386      $10.15023                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.04239      $ 5.70792                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.32939      $ 7.21545              415

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.20449      $ 6.14116            4,208

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.05845      $ 6.69799           14,882

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.88744      $ 5.74991                0

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.86829      $10.16253                0

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.47049      $ 6.29069                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.16748      $10.18127                0

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.62217      $ 5.87234                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.23168      $ 9.28051                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02967      $12.15994            6,683

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02964      $12.21713               87

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17514      $ 6.10743                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10120      $ 5.56840                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99846      $ 7.46560                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07805      $ 6.63304            1,274

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09921      $ 6.68779                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08104      $ 7.33576            2,981

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11173      $ 7.12923            2,696

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08922      $ 7.60462                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10354      $ 7.49579                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03334      $ 7.63187                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Combination 5% Roll Up and HAV Death Benefit or Highest Daily Value Death Benefit (2.05%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.49217      $ 5.39052                0

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74301      $ 5.84493                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.01817      $ 5.39349                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.33831      $ 5.92286                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.28723      $ 5.84517                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.09781      $ 6.10266                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.14329      $ 7.11566                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09167      $ 6.95840            9,754

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98368      $ 6.63191           39,493

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.45499      $ 5.95221                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.19410      $ 7.28529           34,181

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34515      $ 6.02011                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.14770      $ 6.31826                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.66505      $ 8.06573                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.14872      $ 5.58734                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.21432      $ 7.81330            4,187

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.98328      $ 6.08363                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.59977      $ 7.66726                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.32267      $ 6.03967                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.05911      $ 5.93225                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.14825      $ 5.47298                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.37541      $ 7.80849                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.97748      $ 5.96762                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.16699      $ 6.73798                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.37125      $ 6.70908                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.74190      $ 5.90256                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.54076      $ 5.83794                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.64836      $ 5.66381                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.50266      $10.23374                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.40756      $ 8.26681                0

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.34299      $ 6.50117                0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.03487      $ 7.39293                0

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.99163      $10.12903                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $12.02884      $ 5.69590                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.31784      $ 7.20030                0

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.19308      $ 6.12822            4,079

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.04705      $ 6.68384                0

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.87627      $ 5.73777                0

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.85614      $10.14131                0

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.45991      $ 6.27758                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.15610      $10.15986                0

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.61138      $ 5.85995                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.22474      $ 9.26506                0

AST Investment Grade Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.02948      $10.76372           15,338

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17501      $ 6.10331                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10108      $ 5.56461                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99834      $ 7.46060                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07801      $ 6.62654                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09917      $ 6.68121                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08099      $ 7.32855                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11169      $ 7.12215                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08918      $ 7.59707                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10350      $ 7.48840            3,694

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03322      $ 7.62675                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueIncome or TrueIncome Highest Daily (2.15%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD      END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24160      $11.04912                0
   01/01/2008 to 12/31/2008                                            $11.04912      $ 5.38294                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.12983      $10.33832                0
   01/01/2008 to 12/31/2008                                            $10.33832      $ 5.83669                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09058      $ 9.46722                0
   01/01/2008 to 12/31/2008                                            $ 9.46722      $ 5.38593                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07325      $10.18694                0
   01/01/2008 to 12/31/2008                                            $10.18694      $ 5.91450                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08294      $ 9.72984                0
   01/01/2008 to 12/31/2008                                            $ 9.72984      $ 5.83700                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06574      $ 9.54008                0
   01/01/2008 to 12/31/2008                                            $ 9.54008      $ 6.09416                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08169      $10.39796              811
   01/01/2008 to 12/31/2008                                            $10.39796      $ 7.10576              133

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09267      $10.41271           35,396
   01/01/2008 to 12/31/2008                                            $10.41271      $ 6.94873           34,874

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11580      $10.39840           13,061
   01/01/2008 to 12/31/2008                                            $10.39840      $ 6.62275           10,121

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10554      $ 9.34891                0
   01/01/2008 to 12/31/2008                                            $ 9.34891      $ 5.94381                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07644      $10.42324              809
   01/01/2008 to 12/31/2008                                            $10.42324      $ 7.27505            2,024

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07750      $ 9.79460                0
   01/01/2008 to 12/31/2008                                            $ 9.79460      $ 6.01165                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05105      $11.21693                0
   01/01/2008 to 12/31/2008                                            $11.21693      $ 6.30946                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12697      $ 8.81696                0
   01/01/2008 to 07/18/2008                                            $ 8.81696      $ 8.05791                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09487      $10.19469                0
   01/01/2008 to 12/31/2008                                            $10.19469      $ 5.57945                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08276      $ 9.67462            2,704
   01/01/2008 to 12/31/2008                                            $ 9.67462      $ 7.80249              611

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13374      $10.38994                0
   01/01/2008 to 12/31/2008                                            $10.38994      $ 6.07511                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01055      $10.50463                0
   01/01/2008 to 12/31/2008                                            $10.50463      $ 7.65663                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12370      $10.40616                0
   01/01/2008 to 12/31/2008                                            $10.40616      $ 6.03125                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18177      $10.32353                0
   01/01/2008 to 12/31/2008                                            $10.32353      $ 5.92402                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09180      $ 9.54198                0
   01/01/2008 to 12/31/2008                                            $ 9.54198      $5.46533                 0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00671      $10.37873                0
   01/01/2008 to 12/31/2008                                            $10.37873      $7.79764                 0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13276      $10.80537                0
   01/01/2008 to 12/31/2008                                            $10.80537      $ 5.95932                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15615      $10.41263                0
   01/01/2008 to 12/31/2008                                            $10.41263      $ 6.72847                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10825      $10.74455                0
   01/01/2008 to 12/31/2008                                            $10.74455      $ 6.69964                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07724      $ 9.73121                0
   01/01/2008 to 12/31/2008                                            $ 9.73121      $ 5.89420                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15803      $10.48169                0
   01/01/2008 to 12/31/2008                                            $10.48169      $ 5.82982                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10437      $10.00617                0
   01/01/2008 to 12/31/2008                                            $10.00617      $ 5.65589                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99825      $10.32414                0
   01/01/2008 to 12/31/2008                                            $10.32414      $10.21940                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05201      $10.47375              804
   01/01/2008 to 12/31/2008                                            $10.47375      $ 8.25528           13,327

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09248      $ 9.43584                0
   01/01/2008 to 12/31/2008                                            $ 9.43584      $ 6.49201                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06948      $10.18337           35,698
   01/01/2008 to 12/31/2008                                            $10.18337      $ 7.38250           33,725

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00668      $10.59024                0
   01/01/2008 to 12/31/2008                                            $10.59024      $10.11481                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18002      $11.61783                0
   01/01/2008 to 12/31/2008                                            $11.61783      $ 5.68800                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11432      $10.46348            4,423
   01/01/2008 to 12/31/2008                                            $10.46348      $ 7.19022           26,254

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12415      $10.54390            1,765
   01/01/2008 to 12/31/2008                                            $10.54390      $ 6.11961            1,502

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08850      $10.40739           25,214
   01/01/2008 to 12/31/2008                                            $10.40739      $ 6.67441            3,299

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18837      $10.45253                0
   01/01/2008 to 12/31/2008                                            $10.45253      $ 5.72969                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.98962      $10.58408                0
   01/01/2008 to 12/31/2008                                            $10.58408      $10.12708                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09635      $9.85163                 0
   01/01/2008 to 12/31/2008                                            $ 9.85163      $6.26870                 0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99957      $10.11017                0
   01/01/2008 to 12/31/2008                                            $10.11017      $10.14553                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14506      $10.05810                0
   01/01/2008 to 12/31/2008                                            $10.05810      $ 5.85175                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99825      $ 9.97382                0
   01/01/2008 to 12/31/2008                                            $ 9.97382      $ 9.25500                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02960      $12.14003                0

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02957      $12.19718                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17493      $ 6.10054                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10100      $ 5.56218                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99826      $ 7.45729                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07798      $ 6.62214            2,291

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09915      $ 6.67681                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08097      $ 7.32374                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11166      $ 7.11750                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08915      $ 7.59215                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10348      $ 7.48351                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03314      $ 7.62330                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Spousal TrueIncome Only (2.30%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24148      $11.04216                0
   01/01/2008 to 12/31/2008                                            $11.04216      $ 5.37160                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.12971      $10.33183                0
   01/01/2008 to 12/31/2008                                            $10.33183      $ 5.82442                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09046      $ 9.46133                0
   01/01/2008 to 12/31/2008                                            $ 9.46133      $ 5.37455                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07313      $10.18050                0
   01/01/2008 to 12/31/2008                                            $10.18050      $ 5.90204                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08282      $ 9.72365                0
   01/01/2008 to 12/31/2008                                            $ 9.72365      $ 5.82477                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06562      $ 9.53406                0
   01/01/2008 to 12/31/2008                                            $ 9.53406      $ 6.08130                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08157      $10.39129                0
   01/01/2008 to 12/31/2008                                            $10.39129      $ 7.09074                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09255      $10.40617                0
   01/01/2008 to 12/31/2008                                            $10.40617      $ 6.93419            2,998

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11568      $10.39176                0
   01/01/2008 to 12/31/2008                                            $10.39176      $ 6.60876           39,251

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10541      $ 9.34300                0
   01/01/2008 to 12/31/2008                                            $ 9.34300      $ 5.93131                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07632      $10.41669                0
   01/01/2008 to 12/31/2008                                            $10.41669      $ 7.25984                0

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07738      $ 9.78845                0
   01/01/2008 to 12/31/2008                                            $ 9.78845      $ 5.99907                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05093      $11.20984                0
   01/01/2008 to 12/31/2008                                            $11.20984      $ 6.29623                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12685      $ 8.81141                0
   01/01/2008 to 07/18/2008                                            $ 8.81141      $ 8.04645                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09475      $10.18828                0
   01/01/2008 to 12/31/2008                                            $10.18828      $ 5.56771                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08264      $ 9.66846                0
   01/01/2008 to 12/31/2008                                            $ 9.66846      $ 7.78606                0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13362      $10.38345                0
   01/01/2008 to 12/31/2008                                            $10.38345      $ 6.06233                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01043      $10.49801                0
   01/01/2008 to 12/31/2008                                            $10.49801      $ 7.64054                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12358      $10.39958                0
   01/01/2008 to 12/31/2008                                            $10.39958      $ 6.01856                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18165      $10.31691                0
   01/01/2008 to 12/31/2008                                            $10.31691      $ 5.91147                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09168      $ 9.53594                0
   01/01/2008 to 12/31/2008                                            $ 9.53594      $ 5.45377                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00659      $10.37218                0
   01/01/2008 to 12/31/2008                                            $10.37218      $ 7.78124                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13264      $10.79851                0
   01/01/2008 to 12/31/2008                                            $10.79851      $ 5.94678                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15603      $10.40607                0
   01/01/2008 to 12/31/2008                                            $10.40607      $ 6.71434                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10813      $10.73777                0
   01/01/2008 to 12/31/2008                                            $10.73777      $ 6.68559                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07712      $ 9.72510                0
   01/01/2008 to 12/31/2008                                            $ 9.72510      $ 5.88192                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15791      $10.47505                0
   01/01/2008 to 12/31/2008                                            $10.47505      $ 5.81757                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10425      $ 9.99980                0
   01/01/2008 to 12/31/2008                                            $ 9.99980      $ 5.64402                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99813      $10.31757                0
   01/01/2008 to 12/31/2008                                            $10.31757      $10.19792                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05189      $10.46713                0
   01/01/2008 to 12/31/2008                                            $10.46713      $ 8.23789                0

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09236      $ 9.42983                0
   01/01/2008 to 12/31/2008                                            $ 9.42983      $ 6.47833                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.06936      $10.17690                0
   01/01/2008 to 12/31/2008                                            $10.17690      $ 7.36698                0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00656      $10.58352                0
   01/01/2008 to 12/31/2008                                            $10.58352      $10.09357                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.17990      $11.61041                0
   01/01/2008 to 12/31/2008                                            $11.61041      $ 5.67597                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11420      $10.45687                0
   01/01/2008 to 12/31/2008                                            $10.45687      $ 7.17504                0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12403      $10.53722                0
   01/01/2008 to 12/31/2008                                            $10.53722      $ 6.10680                0

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08838      $10.40081            3,818
   01/01/2008 to 12/31/2008                                            $10.40081      $ 6.66052            4,581

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18824      $10.44595                0
   01/01/2008 to 12/31/2008                                            $10.44595      $ 5.71766                0

AST PIMCO Total Return Bond Portfolio
   07/30/2007* to 12/31/2007                                           $ 9.98950      $10.57739                0
   01/01/2008 to 12/31/2008                                            $10.57739      $10.10583                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09623      $ 9.84545                0
   01/01/2008 to 12/31/2008                                            $ 9.84545      $ 6.25555                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99945      $10.10381                0
   01/01/2008 to 12/31/2008                                            $10.10381      $10.12434                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14494      $10.05174                0
   01/01/2008 to 12/31/2008                                            $10.05174      $ 5.83949                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99813      $ 9.97203                0
   01/01/2008 to 12/31/2008                                            $ 9.97203      $ 9.23974                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17481      $ 6.09649                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10088      $ 5.55845                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99814      $ 7.45226                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07794      $ 6.61561            1,317

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09911      $ 6.67026                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08093      $ 7.31658                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11162      $ 7.11050                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08911      $ 7.58467                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10344      $ 7.47615                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03302      $ 7.61828                0



*Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: TrueAccumulation Highest Daily and Combination 5% Roll Up and HAV Death Benefit (2.40%)



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.46471      $ 5.36411                0

AST Aggressive Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.71750      $ 5.81623                0

AST AllianceBernstein Core Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 8.99463      $ 5.36702                0

AST AllianceBernstein Growth & Income Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.31391      $ 5.89382                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.26295      $ 5.81657                0

AST American Century Income & Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.07404      $ 6.07283                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11678      $ 7.08081                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.06538      $ 6.92442                0

AST Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.95763      $ 6.59952                0

AST Cohen & Steers Realty Portfolio

   05/01/2008* to 12/31/2008                                           $10.42778      $ 5.92299                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.16748      $ 7.24959                0

AST DeAm Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.32080      $ 5.99056                0

AST Neuberger Berman Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.12128      $ 6.28737                0

AST DeAm Small-Cap Value Portfolio

   05/01/2008* to 07/18/2008                                           $ 8.64233      $ 8.03870                0

AST Federated Aggressive Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.12483      $ 5.55993                0

AST UBS Dynamic Alpha Portfolio

   05/01/2008* to 12/31/2008                                           $10.18772      $ 7.77514                0

AST Goldman Sachs Concentrated Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.95722      $ 6.05384                0

AST High Yield Portfolio

   05/01/2008* to 12/31/2008                                           $10.57213      $ 7.62984                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.29578      $ 6.01015                0

AST JPMorgan International Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.03277      $ 5.90321                0

AST Large-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.12432      $ 5.44618                0

AST Lord Abbett Bond-Debenture Portfolio

   05/01/2008* to 12/31/2008                                           $10.34832      $ 7.77034                0

AST Marsico Capital Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.95140      $ 5.93836                0

AST MFS Global Equity Portfolio

   05/01/2008* to 12/31/2008                                           $10.14043      $ 6.70496                0

AST MFS Growth Portfolio

   05/01/2008* to 12/31/2008                                           $10.34422      $ 6.67623                0

AST Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.71651      $ 5.87360                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.51578      $ 5.80929                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.62312      $ 5.63607                0

AST PIMCO Limited Maturity Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.47523      $10.18372                0

AST Preservation Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.38024      $ 8.22631                0

AST Small-Cap Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.31846      $ 6.46922                0

AST T. Rowe Price Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.00864      $ 7.35660                0

AST T. Rowe Price Global Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.96294      $10.07953                0

AST T. Rowe Price Natural Resources Portfolio

   05/01/2008* to 12/31/2008                                           $11.99749      $ 5.66799                0

AST Advanced Strategies Portfolio

   05/01/2008* to 12/31/2008                                           $10.29087      $ 7.16507                0

AST First Trust Capital Appreciation Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.16645      $ 6.09825                0

AST First Trust Balanced Target Portfolio

   05/01/2008* to 12/31/2008                                           $10.02080      $ 6.65105                0

AST International Value Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.85053      $ 5.70965                0

AST PIMCO Total Return Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.82785      $10.09179                0

AST Small-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.43516      $ 6.24676                0

AST Money Market Portfolio

   05/01/2008* to 12/31/2008                                           $10.12956      $10.11022                0

AST T. Rowe Price Large-Cap Growth Portfolio

   05/01/2008* to 12/31/2008                                           $ 9.58632      $ 5.83132                0

AST Western Asset Core Plus Bond Portfolio

   05/01/2008* to 12/31/2008                                           $10.20883      $ 9.22953                0

AST Bond Portfolio 2018

   05/01/2008* to 12/31/2008                                           $10.02953      $12.12017                0

AST Bond Portfolio 2019

   05/01/2008* to 12/31/2008                                           $10.02950      $12.17723                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17473      $ 6.09375                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10080      $ 5.55593                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99806      $ 7.44900                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07792      $ 6.61128                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09908      $ 6.66583                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08090      $ 7.31179                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11160      $ 7.10584                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08908      $ 7.57970                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10341      $ 7.47125                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03294      $ 7.61483                0



*    Denotes the start date of these sub-accounts

                       ALLSTATE RETIREMENT ACCESS X SERIES
                         Allstate Life Insurance Company
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                                                                     NUMBER OF
                                                                    ACCUMULATION   ACCUMULATION    ACCUMULATION
                                                                     UNIT VALUE     UNIT VALUE         UNITS
                                                                    AT BEGINNING      AT END      OUTSTANDING AT
SUB ACCOUNTS                                                          OF PERIOD     OF PERIOD     END OF PERIOD
------------                                                        ------------   ------------   --------------
AST International Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.24253      $11.10310                0
   01/01/2008 to 12/31/2008                                            $11.10310      $ 5.47103                0

AST Aggressive Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.13076      $10.38882                0
   01/01/2008 to 12/31/2008                                            $10.38882      $ 5.93223                0

AST AllianceBernstein Core Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09151      $ 9.51355                0
   01/01/2008 to 12/31/2008                                            $ 9.51355      $ 5.47408                0

AST AllianceBernstein Growth & Income Portfolio

   07/30/2007* to 12/31/2007                                           $10.07418      $10.23671                0
   01/01/2008 to 12/31/2008                                            $10.23671      $ 6.01128                0

AST QMA US Equity Alpha
   formerly, AST AllianceBernstein Managed Index 500 Portfolio

   07/30/2007* to 12/31/2007                                           $10.08387      $ 9.77734                0
   01/01/2008 to 12/31/2008                                            $ 9.77734      $ 5.93256                0

AST American Century Income & Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.06667      $ 9.58676                0
   01/01/2008 to 12/31/2008                                            $ 9.58676      $ 6.19386                0

AST Schroders Multi-Asset World Strategies Portfolio formerly, AST American Century Strategic Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.08262      $10.44865                0
   01/01/2008 to 12/31/2008                                            $10.44865      $ 7.22179                0

AST Academic Strategies Asset Allocation Portfolio formerly, AST Balanced Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.09360      $10.46353                0
   01/01/2008 to 12/31/2008                                            $10.46353      $ 7.06233                0

AST Capital Growth Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.11673      $10.44905                0
   01/01/2008 to 12/31/2008                                            $10.44905      $ 6.73091                0

AST Cohen & Steers Realty Portfolio

   07/30/2007* to 12/31/2007                                           $10.10647      $ 9.39461                0
   01/01/2008 to 12/31/2008                                            $ 9.39461      $ 6.04131                0

AST Balanced Asset Allocation Portfolio
   formerly, AST Conservative Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07738      $10.47416                0
   01/01/2008 to 12/31/2008                                            $10.47416      $ 7.39401                0

AST DeAm Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07843      $ 9.84245                0
   01/01/2008 to 12/31/2008                                            $ 9.84245      $ 6.11002                0

AST Neuberger Berman Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.05198      $11.27163                0
   01/01/2008 to 12/31/2008                                            $11.27163      $ 6.41269                0

AST DeAm Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.12790      $ 8.86015                0
   01/01/2008 to 07/18/2008                                            $ 8.86015      $ 8.14771                0

AST Federated Aggressive Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09580      $10.24457                0
   01/01/2008 to 12/31/2008                                            $10.24457      $ 5.67083                0

AST UBS Dynamic Alpha Portfolio

   07/30/2007* to 12/31/2007                                           $10.08369      $ 9.72186                0
   01/01/2008 to 12/31/2008                                            $ 9.72186      $ 7.92991                0

AST Goldman Sachs Concentrated Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13467      $10.44070                0
   01/01/2008 to 12/31/2008                                            $10.44070      $ 6.17458                0

AST High Yield Portfolio

   07/30/2007* to 12/31/2007                                           $10.01148      $10.55596                0
   01/01/2008 to 12/31/2008                                            $10.55596      $ 7.78172                0

AST Goldman Sachs Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.12463      $10.45690                0
   01/01/2008 to 12/31/2008                                            $10.45690      $ 6.12993                0

AST JPMorgan International Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.18270      $10.37393                0
   01/01/2008 to 12/31/2008                                            $10.37393      $ 6.02093                0

AST Large-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09273      $ 9.58859                0
   01/01/2008 to 12/31/2008                                            $ 9.58859      $ 5.55478                0

AST Lord Abbett Bond-Debenture Portfolio

   07/30/2007* to 12/31/2007                                           $10.00764      $10.42944                0
   01/01/2008 to 12/31/2008                                            $10.42944      $ 7.92501                0

AST Marsico Capital Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.13369      $10.85812                0
   01/01/2008 to 12/31/2008                                            $10.85812      $ 6.05687                0

AST MFS Global Equity Portfolio

   07/30/2007* to 12/31/2007                                           $10.15708      $10.46349                0
   01/01/2008 to 12/31/2008                                            $10.46349      $ 6.83847                0

AST MFS Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.10918      $10.79702                0
   01/01/2008 to 12/31/2008                                            $10.79702      $ 6.80925                0

AST Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.07817      $ 9.77879                0
   01/01/2008 to 12/31/2008                                            $ 9.77879      $ 5.99070                0

AST Neuberger Berman Mid-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.15896      $10.53280                0
   01/01/2008 to 12/31/2008                                            $10.53280      $ 5.92524                0

AST Neuberger Berman / LSV Mid-Cap Value Portfolio formerly, AST Neuberger Berman Mid-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.10530      $10.05498                0
   01/01/2008 to 12/31/2008                                            $10.05498      $ 5.74837                0

AST PIMCO Limited Maturity Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99918      $10.37452                0
   01/01/2008 to 12/31/2008                                            $10.37452      $10.38622                0

AST Preservation Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.05295      $10.52485                0
   01/01/2008 to 12/31/2008                                            $10.52485      $ 8.39002                0

AST Small-Cap Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.09341      $ 9.48190                0
   01/01/2008 to 12/31/2008                                            $ 9.48190      $ 6.59820                0

AST T. Rowe Price Asset Allocation Portfolio

   07/30/2007* to 12/31/2007                                           $10.07042      $10.23309                0
   01/01/2008 to 12/31/2008                                            $10.23309      $ 7.50318                0

AST T. Rowe Price Global Bond Portfolio

   07/30/2007* to 12/31/2007                                           $10.00761      $10.64189                0
   01/01/2008 to 12/31/2008                                            $10.64189      $10.27989                0

AST T. Rowe Price Natural Resources Portfolio

   07/30/2007* to 12/31/2007                                           $10.18095      $11.67442                0
   01/01/2008 to 12/31/2008                                            $11.67442      $ 5.78102                0

AST Advanced Strategies Portfolio

   07/30/2007* to 12/31/2007                                           $10.11525      $10.51454                0
   01/01/2008 to 12/31/2008                                            $10.51454      $ 7.30766                0

AST First Trust Capital Appreciation Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.12508      $10.59538                0
   01/01/2008 to 12/31/2008                                            $10.59538      $ 6.21978                0

AST First Trust Balanced Target Portfolio

   07/30/2007* to 12/31/2007                                           $10.08943      $10.45816                0
   01/01/2008 to 12/31/2008                                            $10.45816      $ 6.78372                0

AST International Value Portfolio

   07/30/2007* to 12/31/2007                                           $10.18930      $10.50364                0
   01/01/2008 to 12/31/2008                                            $10.50364      $ 5.82357                0

AST PIMCO Total Return Bond Portfolio

   07/30/2007* to 12/31/2007                                           $ 9.99055      $10.63572                0
   01/01/2008 to 12/31/2008                                            $10.63572      $10.29238                0

AST Small-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.09728      $ 9.89974                0
   01/01/2008 to 12/31/2008                                            $ 9.89974      $ 6.37126                0

AST Money Market Portfolio

   07/30/2007* to 12/31/2007                                           $10.00050      $10.15956                0
   01/01/2008 to 12/31/2008                                            $10.15956      $10.31135                0

AST T. Rowe Price Large-Cap Growth Portfolio

   07/30/2007* to 12/31/2007                                           $10.14599      $10.10721                0
   01/01/2008 to 12/31/2008                                            $10.10721      $ 5.94755                0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                           $ 9.99918      $ 9.98774                0
   01/01/2008 to 12/31/2008                                            $ 9.98774      $ 9.37350                0

AST Global Real Estate Portfolio

   07/21/2008* to 12/31/2008                                           $10.17586      $ 6.13222                0

AST Parametric Emerging Markets Equity Portfolio

   07/21/2008* to 12/31/2008                                           $10.10192      $ 5.59093                0

AST Focus Four Plus Portfolio

   07/21/2008* to 12/31/2008                                           $ 9.99918      $ 7.49592                0

Franklin Templeton VIP Founding Funds Allocation Fund

   05/01/2008* to 12/31/2008                                           $10.07829      $ 6.67266                0

AST CLS Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.09946      $ 6.72781                0

AST CLS Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08128      $ 7.37967                0

AST Horizon Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.11197      $ 7.17177                0

AST Horizon Moderate Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.08946      $ 7.64996                0

AST Niemann Capital Growth Asset Allocation Portfolio

   05/01/2008* to 12/31/2008                                           $10.10379      $ 7.54057                0

AST Goldman Sachs Small-Cap Value Portfolio

   07/21/2008* to 12/31/2008                                           $10.03407      $ 7.66278                0



*    Denotes the start date of these sub-accounts

                         ------------------------------
                         Allstate Financial Advisors Separate Account I

                         Financial Statements as of December 31, 2008 and for the periods ended December 31, 2008 and 2007 and Report of Independent Registered Public Accounting Firm

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Financial Advisors Separate Account I (the "Account") as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Financial Advisors Separate Account I as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
April 17, 2009

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                       Series      Series      Series      Series      Series      Series
                                        Trust       Trust       Trust       Trust       Trust       Trust
                                     Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                     ----------- ----------- ----------- ----------- ----------- -----------
                                         AST                                             AST         AST
                                      Academic                   AST         AST      Alliance    American
                                     Strategies      AST     Aggressive   Alliance    Bernstein    Century
                                        Asset     Advanced      Asset     Bernstein   Growth &    Income &
                                     Allocation  Strategies  Allocation  Core Value    Income      Growth
                                     ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at fair value........... $6,065,016  $1,364,986   $ 87,102     $22,378     $30,079     $11,117
                                     ----------  ----------   --------     -------     -------     -------
    Total assets.................... $6,065,016  $1,364,986   $ 87,102     $22,378     $30,079     $11,117
                                     ==========  ==========   ========     =======     =======     =======
NET ASSETS
Accumulation units.................. $6,065,016  $1,364,986   $ 87,102     $22,378     $30,079     $11,117
Contracts in payout (annuitization)
 period.............................         --          --         --          --          --          --
                                     ----------  ----------   --------     -------     -------     -------
    Total net assets................ $6,065,016  $1,364,986   $ 87,102     $22,378     $30,079     $11,117
                                     ==========  ==========   ========     =======     =======     =======
FUND SHARE INFORMATION
Number of shares....................    768,697     171,481     13,462       3,552       2,418       1,129
                                     ==========  ==========   ========     =======     =======     =======
Cost of investments................. $7,766,661  $1,608,712   $139,057     $37,713     $54,498     $12,156
                                     ==========  ==========   ========     =======     =======     =======
ACCUMULATION UNIT VALUE
    Lowest.......................... $     6.90  $     7.04   $   5.80     $  5.35     $  5.87     $  6.05
                                     ==========  ==========   ========     =======     =======     =======
    Highest......................... $     7.06  $     7.31   $   6.08     $  6.09     $  6.48     $  6.84
                                     ==========  ==========   ========     =======     =======     =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                       Series      Series      Series      Series      Series      Series
                                        Trust       Trust       Trust       Trust       Trust       Trust
                                     Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                     ----------- ----------- ----------- ----------- ----------- -----------
                                                                                         AST         AST
                                         AST         AST         AST     AST Capital     CLS         CLS
                                      Balanced      Bond        Bond       Growth      Growth     Moderate
                                        Asset     Portfolio   Portfolio     Asset       Asset       Asset
                                     Allocation     2018        2019     Allocation  Allocation  Allocation
                                     ----------- ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at fair value........... $4,519,060  $1,051,191    $74,817   $4,408,222    $58,948    $746,184
                                     ----------  ----------    -------   ----------    -------    --------
    Total assets.................... $4,519,060  $1,051,191    $74,817   $4,408,222    $58,948    $746,184
                                     ==========  ==========    =======   ==========    =======    ========
NET ASSETS
Accumulation units.................. $4,519,060  $1,051,191    $74,817   $4,408,222    $58,948    $746,184
Contracts in payout (annuitization)
 period.............................         --          --         --           --         --          --
                                     ----------  ----------    -------   ----------    -------    --------
    Total net assets................ $4,519,060  $1,051,191    $74,817   $4,408,222    $58,948    $746,184
                                     ==========  ==========    =======   ==========    =======    ========
FUND SHARE INFORMATION
Number of shares....................    549,096      85,882      6,078      580,793      7,912     102,498
                                     ==========  ==========    =======   ==========    =======    ========
Cost of investments................. $4,800,466  $  885,477    $65,950   $5,692,585    $57,219    $781,304
                                     ==========  ==========    =======   ==========    =======    ========
ACCUMULATION UNIT VALUE
    Lowest.......................... $     7.22  $    12.12    $ 12.18   $     6.58    $  6.65    $   7.30
                                     ==========  ==========    =======   ==========    =======    ========
    Highest......................... $     7.39  $    12.19    $ 12.25   $     6.73    $  6.73    $   7.38
                                     ==========  ==========    =======   ==========    =======    ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced    Advanced    Advanced    Advanced     Advanced    Advanced
                                       Series      Series      Series      Series       Series      Series
                                        Trust       Trust       Trust       Trust       Trust        Trust
                                     Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account
                                     ----------- ----------- ----------- ----------- ------------ -----------
                                                                                         AST
                                         AST         AST         AST         AST     First Trust      AST
                                       Cohen &      DeAm      Federated  First Trust   Capital       Focus
                                       Steers     Large-Cap  Aggressive   Balanced   Appreciation  Four Plus
                                       Realty       Value      Growth      Target       Target     Portfolio
                                     ----------- ----------- ----------- ----------- ------------ -----------
ASSETS
Investments at fair value...........   $24,514     $13,412     $11,623   $1,844,824   $6,607,414    $13,319
                                       -------     -------     -------   ----------   ----------    -------
    Total assets....................   $24,514     $13,412     $11,623   $1,844,824   $6,607,414    $13,319
                                       =======     =======     =======   ==========   ==========    =======
NET ASSETS
Accumulation units..................   $24,514     $13,412     $11,623   $1,844,824   $6,607,414    $13,319
Contracts in payout (annuitization)
 period.............................        --          --          --           --           --         --
                                       -------     -------     -------   ----------   ----------    -------
    Total net assets................   $24,514     $13,412     $11,623   $1,844,824   $6,607,414    $13,319
                                       =======     =======     =======   ==========   ==========    =======
FUND SHARE INFORMATION
Number of shares....................     6,502       2,020       2,201      251,681      963,180      1,769
                                       =======     =======     =======   ==========   ==========    =======
Cost of investments.................   $55,020     $22,564     $19,672   $2,223,359   $8,931,227    $12,897
                                       =======     =======     =======   ==========   ==========    =======
ACCUMULATION UNIT VALUE
    Lowest..........................   $  5.85     $  5.97     $  5.54   $     6.63   $     6.08    $  7.44
                                       =======     =======     =======   ==========   ==========    =======
    Highest.........................   $  6.04     $  6.56     $  6.22   $     6.78   $     6.22    $  7.50
                                       =======     =======     =======   ==========   ==========    =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced     Advanced    Advanced    Advanced    Advanced    Advanced
                                       Series       Series      Series      Series      Series      Series
                                        Trust       Trust        Trust       Trust       Trust       Trust
                                     Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account
                                     ----------- ------------ ----------- ----------- ----------- -----------
                                                     AST          AST         AST                     AST
                                         AST       Goldman      Goldman     Goldman                 Horizon
                                       Global       Sachs        Sachs       Sachs                  Growth
                                        Real     Concentrated   Mid-Cap    Small-Cap      AST        Asset
                                       Estate       Growth      Growth       Value    High Yield  Allocation
                                     ----------- ------------ ----------- ----------- ----------- -----------
ASSETS
Investments at fair value...........    $ 440      $30,209      $37,872     $2,092      $38,877    $106,454
                                        -----      -------      -------     ------      -------    --------
    Total assets....................    $ 440      $30,209      $37,872     $2,092      $38,877    $106,454
                                        =====      =======      =======     ======      =======    ========
NET ASSETS
Accumulation units..................    $ 440      $30,209      $37,872     $2,092      $38,877    $106,454
Contracts in payout (annuitization)
 period.............................       --           --           --         --           --          --
                                        -----      -------      -------     ------      -------    --------
    Total net assets................    $ 440      $30,209      $37,872     $2,092      $38,877    $106,454
                                        =====      =======      =======     ======      =======    ========
FUND SHARE INFORMATION
Number of shares....................       84        1,818       13,104        316        7,335      15,057
                                        =====      =======      =======     ======      =======    ========
Cost of investments.................    $ 416      $43,712      $68,115     $2,791      $46,980    $105,786
                                        =====      =======      =======     ======      =======    ========
ACCUMULATION UNIT VALUE
    Lowest..........................    $6.09      $  6.03      $  5.93     $ 7.61      $  7.25    $   7.09
                                        =====      =======      =======     ======      =======    ========
    Highest.........................    $6.13      $  6.19      $  6.13     $ 7.66      $  7.78    $   7.17
                                        =====      =======      =======     ======      =======    ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced     Advanced      Advanced     Advanced     Advanced     Advanced
                                       Series       Series        Series       Series       Series       Series
                                        Trust        Trust         Trust        Trust        Trust        Trust
                                     Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                     ----------- ------------- ------------- ----------- ------------- -----------
                                         AST
                                       Horizon                                   AST          AST
                                      Moderate        AST           AST      Investment    JPMorgan        AST
                                        Asset    International International    Grade    International  Large-Cap
                                     Allocation     Growth         Value        Bond        Equity        Value
                                     ----------- ------------- ------------- ----------- ------------- -----------
ASSETS
Investments at fair value...........  $279,346     $ 63,347      $ 70,793    $11,724,385    $46,426      $ 6,395
                                      --------     --------      --------    -----------    -------      -------
    Total assets....................  $279,346     $ 63,347      $ 70,793    $11,724,385    $46,426      $ 6,395
                                      ========     ========      ========    ===========    =======      =======
NET ASSETS
Accumulation units..................  $279,346     $ 63,347      $ 70,793    $11,724,385    $46,426      $ 6,395
Contracts in payout (annuitization)
 period.............................        --           --            --             --         --           --
                                      --------     --------      --------    -----------    -------      -------
    Total net assets................  $279,346     $ 63,347      $ 70,793    $11,724,385    $46,426      $ 6,395
                                      ========     ========      ========    ===========    =======      =======
FUND SHARE INFORMATION
Number of shares....................    36,185        8,324         6,326      1,075,632      3,083          623
                                      ========     ========      ========    ===========    =======      =======
Cost of investments.................  $282,156     $109,949      $122,185    $10,751,450    $77,119      $12,933
                                      ========     ========      ========    ===========    =======      =======
ACCUMULATION UNIT VALUE
    Lowest..........................  $   7.57     $   5.19      $   5.69    $     10.76    $  5.88      $  5.43
                                      ========     ========      ========    ===========    =======      =======
    Highest.........................  $   7.65     $   5.47      $   5.86    $     10.83    $  6.02      $  6.10
                                      ========     ========      ========    ===========    =======      =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                       Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                        Series      Series      Series      Series      Series      Series
                                        Trust        Trust       Trust       Trust       Trust       Trust
                                     Sub-Account  Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                     ------------ ----------- ----------- ----------- ----------- -----------
                                         AST          AST
                                         Lord       Marsico       AST         AST         AST         AST
                                     Abbett Bond-   Capital   MFS Global      MFS       Mid-Cap      Money
                                      Debenture     Growth      Equity      Growth       Value      Market
                                     ------------ ----------- ----------- ----------- ----------- -----------
ASSETS
Investments at fair value...........   $28,512      $43,938    $ 84,782     $ 6,864     $10,211   $1,014,599
                                       -------      -------    --------     -------     -------   ----------
    Total assets....................   $28,512      $43,938    $ 84,782     $ 6,864     $10,211   $1,014,599
                                       =======      =======    ========     =======     =======   ==========
NET ASSETS
Accumulation units..................   $28,512      $43,938    $ 84,782     $ 6,864     $10,211   $1,014,599
Contracts in payout (annuitization)
 period.............................        --           --          --          --          --           --
                                       -------      -------    --------     -------     -------   ----------
    Total net assets................   $28,512      $43,938    $ 84,782     $ 6,864     $10,211   $1,014,599
                                       =======      =======    ========     =======     =======   ==========
FUND SHARE INFORMATION
Number of shares....................     3,595        3,473      12,009         996       1,434    1,014,599
                                       =======      =======    ========     =======     =======   ==========
Cost of investments.................   $39,907      $72,103    $128,563     $10,156     $13,658   $1,014,599
                                       =======      =======    ========     =======     =======   ==========
ACCUMULATION UNIT VALUE
    Lowest..........................   $  7.55      $  5.92    $   6.68     $  6.56     $  5.85   $    10.02
                                       =======      =======    ========     =======     =======   ==========
    Highest.........................   $  7.93      $  6.06    $   6.84     $  6.81     $  6.18   $    10.31
                                       =======      =======    ========     =======     =======   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      Advanced    Advanced    Advanced      Advanced     Advanced    Advanced
                                       Series      Series      Series        Series       Series      Series
                                        Trust       Trust       Trust        Trust         Trust       Trust
                                     Sub-Account Sub-Account Sub-Account  Sub-Account   Sub-Account Sub-Account
                                     ----------- ----------- ----------- -------------- ----------- -----------
                                         AST         AST         AST          AST           AST         AST
                                      Neuberger   Neuberger   Neuberger     Niemann     Parametric     PIMCO
                                       Berman/     Berman      Berman    Capital Growth  Emerging     Limited
                                     LSV Mid-Cap   Mid-Cap    Small-Cap      Asset        Markets    Maturity
                                        Value      Growth      Growth      Allocation     Equity       Bond
                                     ----------- ----------- ----------- -------------- ----------- -----------
ASSETS
Investments at fair value...........   $27,333     $23,930     $4,910       $128,056      $4,696     $184,516
                                       -------     -------     ------       --------      ------     --------
    Total assets....................   $27,333     $23,930     $4,910       $128,056      $4,696     $184,516
                                       =======     =======     ======       ========      ======     ========
NET ASSETS
Accumulation units..................   $27,333     $23,930     $4,910       $128,056      $4,696     $184,516
Contracts in payout (annuitization)
 period.............................        --          --         --             --          --           --
                                       -------     -------     ------       --------      ------     --------
    Total net assets................   $27,333     $23,930     $4,910       $128,056      $4,696     $184,516
                                       =======     =======     ======       ========      ======     ========
FUND SHARE INFORMATION
Number of shares....................     3,030       1,871        797         17,566         955       16,990
                                       =======     =======     ======       ========      ======     ========
Cost of investments.................   $46,093     $37,392     $7,180       $128,317      $6,697     $190,775
                                       =======     =======     ======       ========      ======     ========
ACCUMULATION UNIT VALUE
    Lowest..........................   $  5.62     $  5.79     $ 6.27       $   7.46      $ 5.55     $   9.76
                                       =======     =======     ======       ========      ======     ========
    Highest.........................   $  5.92     $  6.19     $ 6.41       $   7.54      $ 5.59     $  10.39
                                       =======     =======     ======       ========      ======     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                       Advanced     Advanced      Advanced      Advanced    Advanced    Advanced
                                        Series       Series        Series        Series      Series      Series
                                        Trust        Trust          Trust         Trust       Trust       Trust
                                     Sub-Account  Sub-Account    Sub-Account   Sub-Account Sub-Account Sub-Account
                                     ------------ ------------ --------------- ----------- ----------- -----------
                                                                                   AST
                                         AST          AST                       Schroders
                                        PIMCO     Preservation       AST       Multi-Asset     AST         AST
                                     Total Return    Asset           QMA          World     Small-Cap   Small-Cap
                                         Bond      Allocation  US Equity Alpha Strategies    Growth       Value
                                     ------------ ------------ --------------- ----------- ----------- -----------
ASSETS
Investments at fair value...........   $190,052    $4,623,800      $70,734      $304,945      $ 779      $25,826
                                       --------    ----------      -------      --------      -----      -------
    Total assets....................   $190,052    $4,623,800      $70,734      $304,945      $ 779      $25,826
                                       ========    ==========      =======      ========      =====      =======
NET ASSETS
Accumulation units..................   $190,052    $4,623,800      $70,734      $304,945      $ 779      $25,826
Contracts in payout (annuitization)
 period.............................         --            --           --            --         --           --
                                       --------    ----------      -------      --------      -----      -------
    Total net assets................   $190,052    $4,623,800      $70,734      $304,945      $ 779      $25,826
                                       ========    ==========      =======      ========      =====      =======
FUND SHARE INFORMATION
Number of shares....................     16,804       508,110        8,595        31,470         70        2,979
                                       ========    ==========      =======      ========      =====      =======
Cost of investments.................   $201,801    $4,954,749      $98,994      $317,154      $ 792      $38,790
                                       ========    ==========      =======      ========      =====      =======
ACCUMULATION UNIT VALUE
    Lowest..........................   $   9.38    $     8.00      $  5.80      $   7.06      $6.23      $  6.45
                                       ========    ==========      =======      ========      =====      =======
    Highest.........................   $  10.29    $     8.39      $  5.93      $   7.22      $6.37      $  7.56
                                       ========    ==========      =======      ========      =====      =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                                                            Franklin
                                                                                                           Templeton
                                       Advanced      Advanced      Advanced      Advanced     Advanced      Variable
                                        Series        Series        Series        Series       Series      Insurance
                                         Trust         Trust         Trust         Trust        Trust    Products Trust
                                      Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                     ------------- ------------- ------------- ------------- ----------- --------------
                                                                                                            Franklin
                                          AST           AST           AST           AST                    Templeton
                                     T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price     AST      VIP Founding
                                         Asset        Global       Large-Cap      Natural    UBS Dynamic     Funds
                                      Allocation       Bond         Growth       Resources      Alpha      Allocation
                                     ------------- ------------- ------------- ------------- ----------- --------------
ASSETS
Investments at fair value...........  $3,352,670      $60,278       $21,820      $ 81,916    $2,114,945    $1,671,891
                                      ----------      -------       -------      --------    ----------    ----------
    Total assets....................  $3,352,670      $60,278       $21,820      $ 81,916    $2,114,945    $1,671,891
                                      ==========      =======       =======      ========    ==========    ==========
NET ASSETS
Accumulation units..................  $3,352,670      $60,278       $21,820      $ 81,916    $2,114,945    $1,671,891
Contracts in payout (annuitization)
 period.............................          --           --            --            --            --            --
                                      ----------      -------       -------      --------    ----------    ----------
    Total net assets................  $3,352,670      $60,278       $21,820      $ 81,916    $2,114,945    $1,671,891
                                      ==========      =======       =======      ========    ==========    ==========
FUND SHARE INFORMATION
Number of shares....................     262,954        5,377         3,131         4,561       194,746       297,490
                                      ==========      =======       =======      ========    ==========    ==========
Cost of investments.................  $4,016,147      $64,821       $33,185      $153,435    $2,265,906    $1,830,540
                                      ==========      =======       =======      ========    ==========    ==========
ACCUMULATION UNIT VALUE
    Lowest..........................  $     7.33      $  9.19       $  5.81      $   4.68    $     7.75    $     6.60
                                      ==========      =======       =======      ========    ==========    ==========
    Highest.........................  $     7.50      $ 10.28       $  6.21      $   5.78    $     7.93    $     6.67
                                      ==========      =======       =======      ========    ==========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      AIM Variable  AIM Variable AIM Variable AIM Variable AIM Variable AIM Variable
                                       Insurance     Insurance    Insurance    Insurance    Insurance    Insurance
                                         Funds         Funds        Funds        Funds        Funds        Funds
                                      Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                     -------------- ------------ ------------ ------------ ------------ ------------
                                                                  AIM V. I.    AIM V. I.                 AIM V. I.
                                       AIM V. I.     AIM V. I.     Capital      Capital     AIM V. I.   Diversified
                                     Basic Balanced Basic Value  Appreciation Development  Core Equity     Income
                                     -------------- ------------ ------------ ------------ ------------ ------------
ASSETS
Investments at fair value...........  $18,061,509   $ 8,632,295  $ 75,717,518 $ 8,639,300  $104,365,148 $11,029,506
                                      -----------   -----------  ------------ -----------  ------------ -----------
    Total assets....................  $18,061,509   $ 8,632,295  $ 75,717,518 $ 8,639,300  $104,365,148 $11,029,506
                                      ===========   ===========  ============ ===========  ============ ===========
NET ASSETS
Accumulation units..................  $18,057,148   $ 8,613,941  $ 75,454,465 $ 8,623,599  $104,018,713 $10,968,831
Contracts in payout (annuitization)
 period.............................        4,361        18,354       263,053      15,701       346,435      60,675
                                      -----------   -----------  ------------ -----------  ------------ -----------
    Total net assets................  $18,061,509   $ 8,632,295  $ 75,717,518 $ 8,639,300  $104,365,148 $11,029,506
                                      ===========   ===========  ============ ===========  ============ ===========
FUND SHARE INFORMATION
Number of shares....................    2,652,204     2,105,438     4,482,979   1,089,445     5,284,311   1,882,168
                                      ===========   ===========  ============ ===========  ============ ===========
Cost of investments.................  $29,028,089   $17,934,487  $112,585,465 $13,791,620  $128,941,707 $16,088,845
                                      ===========   ===========  ============ ===========  ============ ===========
ACCUMULATION UNIT
 VALUE
    Lowest..........................  $      5.44   $      5.96  $       3.92 $      7.43  $       5.79 $      9.14
                                      ===========   ===========  ============ ===========  ============ ===========
    Highest.........................  $      7.80   $      7.03  $       9.97 $     10.62  $      14.84 $     11.52
                                      ===========   ===========  ============ ===========  ============ ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                     AIM Variable AIM Variable AIM Variable  AIM Variable AIM Variable AIM Variable
                                      Insurance    Insurance     Insurance    Insurance    Insurance    Insurance
                                        Funds        Funds         Funds        Funds        Funds        Funds
                                     Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                     ------------ ------------ ------------- ------------ ------------ ------------
                                      AIM V. I.                  AIM V. I.    AIM V. I.    AIM V. I.
                                      Government   AIM V. I.   International  Large Cap     Mid Cap     AIM V. I.
                                      Securities   High Yield     Growth        Growth    Core Equity  Money Market
                                     ------------ ------------ ------------- ------------ ------------ ------------
ASSETS
Investments at fair value........... $23,070,248   $5,649,216   $26,972,919  $ 8,305,407  $12,842,982  $23,393,613
                                     -----------   ----------   -----------  -----------  -----------  -----------
    Total assets.................... $23,070,248   $5,649,216   $26,972,919  $ 8,305,407  $12,842,982  $23,393,613
                                     ===========   ==========   ===========  ===========  ===========  ===========
NET ASSETS
Accumulation units.................. $22,935,733   $5,637,703   $26,725,687  $ 8,304,690  $12,837,120  $23,381,190
Contracts in payout (annuitization)
 period.............................     134,515       11,513       247,232          717        5,862       12,423
                                     -----------   ----------   -----------  -----------  -----------  -----------
    Total net assets................ $23,070,248   $5,649,216   $26,972,919  $ 8,305,407  $12,842,982  $23,393,613
                                     ===========   ==========   ===========  ===========  ===========  ===========
FUND SHARE INFORMATION
Number of shares....................   1,767,835    1,530,953     1,383,936      849,224    1,495,109   23,393,613
                                     ===========   ==========   ===========  ===========  ===========  ===========
Cost of investments................. $21,275,157   $9,065,667   $28,695,521  $10,601,975  $17,664,171  $23,393,613
                                     ===========   ==========   ===========  ===========  ===========  ===========
ACCUMULATION UNIT VALUE
    Lowest.......................... $     13.90   $     7.56   $      7.78  $      7.63  $      9.25  $     10.83
                                     ===========   ==========   ===========  ===========  ===========  ===========
    Highest......................... $     16.44   $    10.88   $     15.11  $      7.75  $     12.71  $     12.91
                                     ===========   ==========   ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                               AIM Variable  AIM Variable   AIM Variable    AIM Variable
                                     AIM Variable AIM Variable  Insurance     Insurance       Insurance      Insurance
                                      Insurance    Insurance      Funds         Funds           Funds          Funds
                                        Funds        Funds      Series II     Series II       Series II      Series II
                                     Sub-Account  Sub-Account  Sub-Account   Sub-Account     Sub-Account    Sub-Account
                                     ------------ ------------ ------------ -------------- --------------- --------------
                                                                                              AIM V. I.      AIM V. I.
                                      AIM V. I.    AIM V. I.      Basic       AIM V. I.        Capital        Capital
                                      Technology   Utilities   Balanced II  Basic Value II Appreciation II Development II
                                     ------------ ------------ ------------ -------------- --------------- --------------
ASSETS
Investments at fair value...........  $1,985,470   $7,307,921   $  906,532   $ 8,651,910     $3,716,103       $336,338
                                      ----------   ----------   ----------   -----------     ----------       --------
    Total assets....................  $1,985,470   $7,307,921   $  906,532   $ 8,651,910     $3,716,103       $336,338
                                      ==========   ==========   ==========   ===========     ==========       ========
NET ASSETS
Accumulation units..................  $1,985,470   $7,270,704   $  906,532   $ 8,651,910     $3,716,103       $336,338
Contracts in payout (annuitization)
 period.............................          --       37,217           --            --             --             --
                                      ----------   ----------   ----------   -----------     ----------       --------
    Total net assets................  $1,985,470   $7,307,921   $  906,532   $ 8,651,910     $3,716,103       $336,338
                                      ==========   ==========   ==========   ===========     ==========       ========
FUND SHARE INFORMATION
Number of shares....................     236,930      546,182      133,707     2,125,777        223,727         43,454
                                      ==========   ==========   ==========   ===========     ==========       ========
Cost of investments.................  $2,796,710   $8,700,169   $1,246,441   $17,533,724     $4,738,625       $592,269
                                      ==========   ==========   ==========   ===========     ==========       ========
ACCUMULATION UNIT
 VALUE
    Lowest..........................  $     6.98   $    13.64   $     6.42   $      5.62     $     6.46       $   7.65
                                      ==========   ==========   ==========   ===========     ==========       ========
    Highest.........................  $     7.18   $    14.03   $     6.93   $      7.79     $     9.02       $   8.27
                                      ==========   ==========   ==========   ===========     ==========       ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                      AIM Variable  AIM Variable AIM Variable  AIM Variable  AIM Variable  AIM Variable
                                       Insurance     Insurance     Insurance     Insurance     Insurance    Insurance
                                         Funds         Funds         Funds         Funds         Funds        Funds
                                       Series II     Series II     Series II     Series II     Series II    Series II
                                      Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account
                                     -------------- ------------ ------------- ------------- ------------- ------------
                                                     AIM V. I.     AIM V. I.                   AIM V. I.    AIM V. I.
                                       AIM V. I.    Diversified   Government     AIM V. I.   International  Large Cap
                                     Core Equity II  Income II   Securities II High Yield II   Growth II    Growth II
                                     -------------- ------------ ------------- ------------- ------------- ------------
ASSETS
Investments at fair value...........   $2,672,454     $356,571    $2,435,487     $372,103      $718,906      $638,630
                                       ----------     --------    ----------     --------      --------      --------
    Total assets....................   $2,672,454     $356,571    $2,435,487     $372,103      $718,906      $638,630
                                       ==========     ========    ==========     ========      ========      ========
NET ASSETS
Accumulation units..................   $2,672,454     $356,571    $2,435,487     $372,103      $718,906      $638,630
Contracts in payout (annuitization)
 period.............................           --           --            --           --            --            --
                                       ----------     --------    ----------     --------      --------      --------
    Total net assets................   $2,672,454     $356,571    $2,435,487     $372,103      $718,906      $638,630
                                       ==========     ========    ==========     ========      ========      ========
FUND SHARE INFORMATION
Number of shares....................      136,211       61,266       187,778      100,841        37,385        65,838
                                       ==========     ========    ==========     ========      ========      ========
Cost of investments.................   $3,333,553     $501,827    $2,302,558     $545,403      $767,888      $794,737
                                       ==========     ========    ==========     ========      ========      ========
ACCUMULATION UNIT
 VALUE
    Lowest..........................   $     7.64     $   8.94    $    11.85     $   9.60      $  11.57      $   7.46
                                       ==========     ========    ==========     ========      ========      ========
    Highest.........................   $     9.54     $   9.66    $    12.81     $  10.37      $  12.51      $   7.67
                                       ==========     ========    ==========     ========      ========      ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                                              Alliance      Alliance
                                      AIM Variable  AIM Variable AIM Variable  AIM Variable   Bernstein     Bernstein
                                       Insurance     Insurance     Insurance    Insurance     Variable      Variable
                                         Funds         Funds         Funds        Funds        Product       Product
                                       Series II     Series II     Series II    Series II    Series Fund   Series Fund
                                      Sub-Account   Sub-Account   Sub-Account  Sub-Account   Sub-Account   Sub-Account
                                     -------------- ------------ ------------- ------------ ------------- -------------
                                                                                                            Alliance
                                       AIM V. I.     AIM V. I.                                Alliance    Bernstein VPS
                                        Mid Cap        Money       AIM V. I.    AIM V. I.   Bernstein VPS   Growth &
                                     Core Equity II  Market II   Technology II Utilities II    Growth        Income
                                     -------------- ------------ ------------- ------------ ------------- -------------
ASSETS
Investments at fair value...........   $3,809,074    $2,045,065     $42,982      $572,011    $24,187,037  $ 74,598,130
                                       ----------    ----------     -------      --------    -----------  ------------
    Total assets....................   $3,809,074    $2,045,065     $42,982      $572,011    $24,187,037  $ 74,598,130
                                       ==========    ==========     =======      ========    ===========  ============
NET ASSETS
Accumulation units..................   $3,798,267    $2,045,065     $42,982      $572,011    $24,156,920  $ 74,370,838
Contracts in payout (annuitization)
 period.............................       10,807            --          --            --         30,117       227,292
                                       ----------    ----------     -------      --------    -----------  ------------
    Total net assets................   $3,809,074    $2,045,065     $42,982      $572,011    $24,187,037  $ 74,598,130
                                       ==========    ==========     =======      ========    ===========  ============
FUND SHARE INFORMATION
Number of shares....................      447,074     2,045,065       5,204        43,008      1,879,335     5,751,591
                                       ==========    ==========     =======      ========    ===========  ============
Cost of investments.................   $5,322,990    $2,045,065     $60,488      $724,798    $33,185,685  $122,776,179
                                       ==========    ==========     =======      ========    ===========  ============
ACCUMULATION UNIT VALUE
    Lowest..........................   $     8.96    $     9.69     $  6.66      $  13.06    $      4.14  $       7.07
                                       ==========    ==========     =======      ========    ===========  ============
    Highest.........................   $    10.85    $    10.48     $  7.01      $  13.75    $      9.55  $       9.77
                                       ==========    ==========     =======      ========    ===========  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                       Alliance      Alliance      Alliance      Alliance      Alliance
                                       Bernstein     Bernstein     Bernstein     Bernstein     Bernstein      American
                                       Variable      Variable      Variable      Variable      Variable        Century
                                        Product       Product       Product       Product       Product       Variable
                                      Series Fund   Series Fund   Series Fund   Series Fund   Series Fund  Portfolios, Inc
                                      Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account
                                     ------------- ------------- ------------- ------------- ------------- ---------------
                                       Alliance      Alliance      Alliance      Alliance
                                     Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS   Alliance       American
                                     International   Large Cap     Small/Mid      Utility    Bernstein VPS     Century
                                         Value        Growth       Cap Value      Income         Value       VP Balanced
                                     ------------- ------------- ------------- ------------- ------------- ---------------
ASSETS
Investments at fair value...........  $20,508,783   $19,367,384   $21,471,044   $4,190,505    $1,913,545       $17,905
                                      -----------   -----------   -----------   ----------    ----------       -------
    Total assets....................  $20,508,783   $19,367,384   $21,471,044   $4,190,505    $1,913,545       $17,905
                                      ===========   ===========   ===========   ==========    ==========       =======
NET ASSETS
Accumulation units..................  $20,503,797   $19,367,384   $21,471,044   $4,166,829    $1,913,545       $17,905
Contracts in payout (annuitization)
 period.............................        4,986            --            --       23,676            --            --
                                      -----------   -----------   -----------   ----------    ----------       -------
    Total net assets................  $20,508,783   $19,367,384   $21,471,044   $4,190,505    $1,913,545       $17,905
                                      ===========   ===========   ===========   ==========    ==========       =======
FUND SHARE INFORMATION
Number of shares....................    1,876,375     1,074,176     2,175,384      257,244       252,114         3,391
                                      ===========   ===========   ===========   ==========    ==========       =======
Cost of investments.................  $36,685,739   $25,894,202   $33,735,412   $5,943,400    $3,287,088       $23,513
                                      ===========   ===========   ===========   ==========    ==========       =======
ACCUMULATION UNIT VALUE
    Lowest..........................  $      7.27   $      4.08   $     11.22   $     9.59    $     6.74       $ 12.35
                                      ===========   ===========   ===========   ==========    ==========       =======
    Highest.........................  $      7.63   $      9.12   $     12.09   $    10.06    $     7.08       $ 12.50
                                      ===========   ===========   ===========   ==========    ==========       =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                       Dreyfus
                                      Socially                   Dreyfus      Dreyfus
                                     Responsible                 Variable     Variable       DWS         DWS
                                       Growth    Dreyfus Stock  Investment   Investment   Variable     Variable
                                     Fund, Inc.   Index Fund       Fund         Fund      Series I     Series I
                                     Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account Sub-Account
                                     ----------- ------------- ------------ ------------ ----------- ------------
                                       Dreyfus
                                      Socially                                                           DWS
                                     Responsible Dreyfus Stock VIF Growth &     VIF          DWS       Capital
                                     Growth Fund  Index Fund      Income    Money Market Bond VIP A  Growth VIP A
                                     ----------- ------------- ------------ ------------ ----------- ------------
ASSETS
Investments at fair value...........   $20,002     $565,319      $119,928    $1,737,238   $469,103    $1,032,402
                                       -------     --------      --------    ----------   --------    ----------
    Total assets....................   $20,002     $565,319      $119,928    $1,737,238   $469,103    $1,032,402
                                       =======     ========      ========    ==========   ========    ==========
NET ASSETS
Accumulation units..................   $20,002     $565,319      $119,928    $1,737,238   $446,661    $1,020,053
Contracts in payout (annuitization)
 period.............................        --           --            --            --     22,442        12,349
                                       -------     --------      --------    ----------   --------    ----------
    Total net assets................   $20,002     $565,319      $119,928    $1,737,238   $469,103    $1,032,402
                                       =======     ========      ========    ==========   ========    ==========
FUND SHARE INFORMATION
Number of shares....................     1,007       24,600         9,038     1,737,238     85,291        76,192
                                       =======     ========      ========    ==========   ========    ==========
Cost of investments.................   $30,984     $726,910      $190,915    $1,737,238   $582,003    $1,291,725
                                       =======     ========      ========    ==========   ========    ==========
ACCUMULATION UNIT VALUE
    Lowest..........................   $  4.34     $   5.99      $   6.01    $    10.29   $  11.86    $     8.41
                                       =======     ========      ========    ==========   ========    ==========
    Highest.........................   $  8.21     $   9.50      $   8.50    $    12.69   $  11.98    $     8.49
                                       =======     ========      ========    ==========   ========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                          DWS          DWS          DWS          DWS         DWS         DWS
                                       Variable     Variable     Variable     Variable    Variable    Variable
                                       Series I     Series I     Series I     Series II   Series II   Series II
                                      Sub-Account  Sub-Account  Sub-Account  Sub-Account Sub-Account Sub-Account
                                     ------------- ----------- ------------- ----------- ----------- -----------
                                          DWS          DWS                                   DWS         DWS
                                        Global     Growth and       DWS          DWS        Money     Small Cap
                                     Opportunities   Income    International  Balanced     Market      Growth
                                         VIP A        VIP A        VIP A      VIP A II    VIP A II    VIP A II
                                     ------------- ----------- ------------- ----------- ----------- -----------
ASSETS
Investments at fair value...........  $  755,113    $386,573     $415,395    $1,351,788   $935,248    $250,990
                                      ----------    --------     --------    ----------   --------    --------
    Total assets....................  $  755,113    $386,573     $415,395    $1,351,788   $935,248    $250,990
                                      ==========    ========     ========    ==========   ========    ========
NET ASSETS
Accumulation units..................  $  755,113    $386,573     $409,116    $1,311,429   $934,543    $250,990
Contracts in payout (annuitization)
 period.............................          --          --        6,279        40,359        705          --
                                      ----------    --------     --------    ----------   --------    --------
    Total net assets................  $  755,113    $386,573     $415,395    $1,351,788   $935,248    $250,990
                                      ==========    ========     ========    ==========   ========    ========
FUND SHARE INFORMATION
Number of shares....................      96,934      75,502       63,711        77,868    935,248      32,982
                                      ==========    ========     ========    ==========   ========    ========
Cost of investments.................  $1,268,473    $669,138     $701,598    $1,688,832   $935,248    $418,750
                                      ==========    ========     ========    ==========   ========    ========
ACCUMULATION UNIT VALUE
    Lowest..........................  $    13.80    $   6.91     $   8.45    $     8.72   $  10.67    $   6.39
                                      ==========    ========     ========    ==========   ========    ========
    Highest.........................  $    13.94    $   6.98     $   8.54    $     8.75   $  10.70    $   6.42
                                      ==========    ========     ========    ==========   ========    ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                            Fidelity      Fidelity      Fidelity      Fidelity      Fidelity
                             Federated      Variable      Variable      Variable      Variable      Variable
                             Insurance     Insurance      Insurance     Insurance     Insurance     Insurance
                              Series     Products Fund  Products Fund Products Fund Products Fund Products Fund
                            Sub-Account   Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                           ------------- -------------- ------------- ------------- ------------- -------------
                             Federated
                               Prime                         VIP                      VIP High
                           Money Fund II VIP Contrafund Equity-Income  VIP Growth      Income     VIP Index 500
                           ------------- -------------- ------------- ------------- ------------- -------------
ASSETS
Investments at fair value.  $7,591,679    $ 6,434,780    $  959,510    $3,263,620    $1,262,589    $4,707,354
                            ----------    -----------    ----------    ----------    ----------    ----------
    Total assets..........  $7,591,679    $ 6,434,780    $  959,510    $3,263,620    $1,262,589    $4,707,354
                            ==========    ===========    ==========    ==========    ==========    ==========
NET ASSETS
Accumulation units........  $7,136,943    $ 6,405,024    $  946,253    $3,259,767    $1,262,589    $4,704,209
Contracts in payout
 (annuitization) period...     454,736         29,756        13,257         3,853            --         3,145
                            ----------    -----------    ----------    ----------    ----------    ----------
    Total net assets......  $7,591,679    $ 6,434,780    $  959,510    $3,263,620    $1,262,589    $4,707,354
                            ==========    ===========    ==========    ==========    ==========    ==========
FUND SHARE
 INFORMATION
Number of shares..........   7,591,679        418,114        72,800       138,700       318,836        47,458
                            ==========    ===========    ==========    ==========    ==========    ==========
Cost of investments.......  $7,591,679    $10,500,656    $1,690,071    $5,316,332    $1,980,345    $6,241,221
                            ==========    ===========    ==========    ==========    ==========    ==========
ACCUMULATION UNIT
 VALUE
    Lowest................  $    10.27    $      8.43    $     7.76    $     4.40    $     7.60    $     6.05
                            ==========    ===========    ==========    ==========    ==========    ==========
    Highest...............  $    13.35    $     15.01    $     9.65    $     9.43    $     8.75    $     7.08
                            ==========    ===========    ==========    ==========    ==========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                            Fidelity          Fidelity          Fidelity          Fidelity
                              Fidelity      Fidelity        Variable          Variable          Variable          Variable
                              Variable      Variable        Insurance         Insurance         Insurance         Insurance
                             Insurance      Insurance     Products Fund     Products Fund     Products Fund     Products Fund
                           Products Fund  Products Fund (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                            Sub-Account    Sub-Account     Sub-Account       Sub-Account       Sub-Account       Sub-Account
                           -------------- ------------- ----------------- ----------------- ----------------- -----------------
                                                            VIP Asset                              VIP           VIP Freedom
                           VIP Investment      VIP           Manager       VIP Contrafund     Equity-Income    2010 Portfolio
                             Grade Bond     Overseas    (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                           -------------- ------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair value.   $2,599,594    $1,437,110        $39,759        $ 62,220,358       $1,129,660        $ 8,586,306
                             ----------    ----------        -------        ------------       ----------        -----------
    Total assets..........   $2,599,594    $1,437,110        $39,759        $ 62,220,358       $1,129,660        $ 8,586,306
                             ==========    ==========        =======        ============       ==========        ===========
NET ASSETS
Accumulation units........   $2,599,594    $1,437,110        $39,759        $ 61,979,247       $1,129,660        $ 8,586,306
Contracts in payout
 (annuitization) period...           --            --             --             241,111               --                 --
                             ----------    ----------        -------        ------------       ----------        -----------
    Total net assets......   $2,599,594    $1,437,110        $39,759        $ 62,220,358       $1,129,660        $ 8,586,306
                             ==========    ==========        =======        ============       ==========        ===========
FUND SHARE
 INFORMATION
Number of shares..........      219,560       118,086          4,150           4,109,667           86,897          1,045,835
                             ==========    ==========        =======        ============       ==========        ===========
Cost of investments.......   $2,784,111    $2,172,491        $51,700        $117,461,247       $1,893,833        $11,326,431
                             ==========    ==========        =======        ============       ==========        ===========
ACCUMULATION UNIT
 VALUE
    Lowest................   $    13.64    $     6.97        $  7.63        $       6.49       $     7.20        $      7.98
                             ==========    ==========        =======        ============       ==========        ===========
    Highest...............   $    14.16    $     8.93        $  8.78        $      11.94       $     9.22        $      8.29
                             ==========    ==========        =======        ============       ==========        ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                               Variable          Variable          Variable          Variable          Variable
                               Insurance         Insurance         Insurance         Insurance         Insurance
                             Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                           ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  VIP Freedom           VIP
                              VIP Freedom       VIP Freedom         Income           Growth &
                            2020 Portfolio    2030 Portfolio       Portfolio          Income          VIP Growth
                           (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                           ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair value.    $5,433,458        $1,986,860        $2,615,887        $ 8,790,637        $359,421
                              ----------        ----------        ----------        -----------        --------
    Total assets..........    $5,433,458        $1,986,860        $2,615,887        $ 8,790,637        $359,421
                              ==========        ==========        ==========        ===========        ========
NET ASSETS
Accumulation units........    $5,433,458        $1,986,860        $2,615,887        $ 8,790,637        $359,421
Contracts in payout
 (annuitization) period...            --                --                --                 --              --
                              ----------        ----------        ----------        -----------        --------
    Total net assets......    $5,433,458        $1,986,860        $2,615,887        $ 8,790,637        $359,421
                              ==========        ==========        ==========        ===========        ========
FUND SHARE
 INFORMATION
Number of shares..........       706,562           279,446           286,830          1,016,259          15,419
                              ==========        ==========        ==========        ===========        ========
Cost of investments.......    $7,995,537        $3,239,352        $3,010,477        $14,010,035        $486,548
                              ==========        ==========        ==========        ===========        ========
ACCUMULATION UNIT
 VALUE
    Lowest................    $     7.28        $     6.78        $     9.20        $      7.47        $   5.43
                              ==========        ==========        ==========        ===========        ========
    Highest...............    $     7.57        $     7.04        $     9.56        $      7.84        $   7.96
                              ==========        ==========        ==========        ===========        ========

                               Fidelity
                               Variable
                               Insurance
                             Products Fund
                           (Service Class 2)
                              Sub-Account
                           -----------------

                                  VIP
                             Growth Stock
                           (Service Class 2)
                           -----------------
ASSETS
Investments at fair value.    $1,191,587
                              ----------
    Total assets..........    $1,191,587
                              ==========
NET ASSETS
Accumulation units........    $1,191,587
Contracts in payout
 (annuitization) period...            --
                              ----------
    Total net assets......    $1,191,587
                              ==========
FUND SHARE
 INFORMATION
Number of shares..........       154,551
                              ==========
Cost of investments.......    $1,879,292
                              ==========
ACCUMULATION UNIT
 VALUE
    Lowest................    $     6.19
                              ==========
    Highest...............    $     6.43
                              ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                               Variable          Variable          Variable          Variable          Variable
                               Insurance         Insurance         Insurance         Insurance         Insurance
                             Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                           ----------------- ----------------- ----------------- ----------------- -----------------
                                  VIP                           VIP Investment                         VIP Money
                              High Income      VIP Index 500      Grade Bond        VIP MidCap          Market
                           (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                           ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments at fair value.    $ 6,770,778       $6,059,281          $7,497          $16,456,604       $27,081,793
                              -----------       ----------          ------          -----------       -----------
    Total assets..........    $ 6,770,778       $6,059,281          $7,497          $16,456,604       $27,081,793
                              ===========       ==========          ======          ===========       ===========
NET ASSETS
Accumulation units........    $ 6,770,778       $6,059,281          $7,497          $16,263,647       $27,081,793
Contracts in payout
 (annuitization) period...             --               --              --              192,957                --
                              -----------       ----------          ------          -----------       -----------
    Total net assets......    $ 6,770,778       $6,059,281          $7,497          $16,456,604       $27,081,793
                              ===========       ==========          ======          ===========       ===========
FUND SHARE
 INFORMATION
Number of shares..........      1,740,560           61,516             645              908,201        27,081,793
                              ===========       ==========          ======          ===========       ===========
Cost of investments.......    $10,166,829       $8,957,329          $8,321          $28,603,411       $27,081,793
                              ===========       ==========          ======          ===========       ===========
ACCUMULATION UNIT
 VALUE
    Lowest................    $      8.20       $     6.72          $11.48          $      6.47       $     10.38
                              ===========       ==========          ======          ===========       ===========
    Highest...............    $     11.52       $     9.30          $11.48          $      9.14       $     10.76
                              ===========       ==========          ======          ===========       ===========

                               Fidelity
                               Variable
                               Insurance
                             Products Fund
                           (Service Class 2)
                              Sub-Account
                           -----------------

                             VIP Overseas
                           (Service Class 2)
                           -----------------
ASSETS
Investments at fair value.     $148,905
                               --------
    Total assets..........     $148,905
                               ========
NET ASSETS
Accumulation units........     $148,905
Contracts in payout
 (annuitization) period...           --
                               --------
    Total net assets......     $148,905
                               ========
FUND SHARE
 INFORMATION
Number of shares..........       12,337
                               ========
Cost of investments.......     $246,125
                               ========
ACCUMULATION UNIT
 VALUE
    Lowest................     $   8.32
                               ========
    Highest...............     $  12.36
                               ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                              Franklin       Franklin       Franklin       Franklin       Franklin       Franklin
                             Templeton      Templeton      Templeton      Templeton      Templeton      Templeton
                              Variable       Variable       Variable       Variable       Variable       Variable
                             Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                           Products Trust Products Trust Products Trust Products Trust Products Trust Products Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                              Franklin       Franklin                                     Franklin       Franklin
                              Flex Cap      Growth and      Franklin       Franklin      Large Cap      Small Cap
                               Growth         Income      High Income       Income         Growth         Value
                             Securities     Securities     Securities     Securities     Securities     Securities
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.   $3,599,653    $41,665,750    $ 7,572,460    $176,273,630   $45,512,143    $35,580,317
                             ----------    -----------    -----------    ------------   -----------    -----------
    Total assets..........   $3,599,653    $41,665,750    $ 7,572,460    $176,273,630   $45,512,143    $35,580,317
                             ==========    ===========    ===========    ============   ===========    ===========
NET ASSETS
Accumulation units........   $3,599,653    $41,491,809    $ 7,570,695    $175,412,178   $45,483,111    $35,387,428
Contracts in payout
 (annuitization) period...           --        173,941          1,765         861,452        29,032        192,889
                             ----------    -----------    -----------    ------------   -----------    -----------
    Total net assets......   $3,599,653    $41,665,750    $ 7,572,460    $176,273,630   $45,512,143    $35,580,317
                             ==========    ===========    ===========    ============   ===========    ===========
FUND SHARE
 INFORMATION
Number of shares..........      437,914      4,850,495      1,646,187      15,544,412     4,334,490      3,372,542
                             ==========    ===========    ===========    ============   ===========    ===========
Cost of investments.......   $4,683,345    $68,986,930    $10,642,801    $250,628,401   $67,073,142    $51,369,016
                             ==========    ===========    ===========    ============   ===========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest................   $     7.97    $      9.66    $      8.50    $       8.77   $      7.34    $      8.13
                             ==========    ===========    ===========    ============   ===========    ===========
    Highest...............   $     8.36    $     10.54    $      9.06    $       9.38   $      7.79    $     14.14
                             ==========    ===========    ===========    ============   ===========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                              Franklin       Franklin       Franklin       Franklin       Franklin       Franklin
                             Templeton      Templeton      Templeton      Templeton      Templeton      Templeton
                              Variable       Variable       Variable       Variable       Variable       Variable
                             Insurance      Insurance      Insurance      Insurance      Insurance      Insurance
                           Products Trust Products Trust Products Trust Products Trust Products Trust Products Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                              Franklin
                               Small                                                     Templeton
                              Mid-Cap                        Mutual                      Developing     Templeton
                               Growth     Franklin U.S.    Discovery    Mutual Shares     Markets        Foreign
                             Securities     Government     Securities     Securities     Securities     Securities
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.   $1,741,673    $44,052,970    $22,417,932    $109,604,582   $19,432,975    $115,017,462
                             ----------    -----------    -----------    ------------   -----------    ------------
    Total assets..........   $1,741,673    $44,052,970    $22,417,932    $109,604,582   $19,432,975    $115,017,462
                             ==========    ===========    ===========    ============   ===========    ============
NET ASSETS
Accumulation units........   $1,741,673    $44,002,656    $22,240,260    $109,177,348   $19,315,624    $114,918,030
Contracts in payout
 (annuitization) period...           --         50,314        177,672         427,234       117,351          99,432
                             ----------    -----------    -----------    ------------   -----------    ------------
    Total net assets......   $1,741,673    $44,052,970    $22,417,932    $109,604,582   $19,432,975    $115,017,462
                             ==========    ===========    ===========    ============   ===========    ============
FUND SHARE
 INFORMATION
Number of shares..........      148,227      3,391,299      1,414,381       9,304,294     3,217,380      10,689,355
                             ==========    ===========    ===========    ============   ===========    ============
Cost of investments.......   $2,297,604    $42,642,493    $29,889,129    $161,852,185   $35,034,980    $171,296,526
                             ==========    ===========    ===========    ============   ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest................   $     4.81    $     11.15    $      8.29    $       8.34   $     12.46    $       8.31
                             ==========    ===========    ===========    ============   ===========    ============
    Highest...............   $    12.89    $     11.92    $     10.80    $      14.59   $     19.73    $      14.00
                             ==========    ===========    ===========    ============   ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                              Franklin       Franklin
                             Templeton      Templeton                                    Goldman Sachs Goldman Sachs
                              Variable       Variable     Goldman Sachs   Goldman Sachs    Variable      Variable
                             Insurance      Insurance       Variable        Variable       Insurance     Insurance
                           Products Trust Products Trust Insurance Trust Insurance Trust     Trust         Trust
                            Sub-Account    Sub-Account     Sub-Account     Sub-Account    Sub-Account   Sub-Account
                           -------------- -------------- --------------- --------------- ------------- -------------
                                                                                                            VIT
                             Templeton      Templeton                                                    Strategic
                           Global Income      Growth           VIT       VIT Growth and       VIT      International
                             Securities     Securities   Capital Growth      Income      Mid Cap Value    Equity
                           -------------- -------------- --------------- --------------- ------------- -------------
ASSETS
Investments at fair value.   $2,867,122     $1,369,415       $21,022       $5,075,100     $4,411,826      $2,456
                             ----------     ----------       -------       ----------     ----------      ------
    Total assets..........   $2,867,122     $1,369,415       $21,022       $5,075,100     $4,411,826      $2,456
                             ==========     ==========       =======       ==========     ==========      ======
NET ASSETS
Accumulation units........   $2,795,582     $1,369,415       $21,022       $5,075,100     $4,411,826      $2,456
Contracts in payout
 (annuitization) period...       71,540             --            --               --             --          --
                             ----------     ----------       -------       ----------     ----------      ------
    Total net assets......   $2,867,122     $1,369,415       $21,022       $5,075,100     $4,411,826      $2,456
                             ==========     ==========       =======       ==========     ==========      ======
FUND SHARE
 INFORMATION
Number of shares..........      167,668        167,002         2,841          636,775        509,449         383
                             ==========     ==========       =======       ==========     ==========      ======
Cost of investments.......   $2,497,993     $2,149,646       $32,612       $7,756,094     $7,960,905      $3,693
                             ==========     ==========       =======       ==========     ==========      ======
ACCUMULATION
 UNIT VALUE
    Lowest................   $    16.46     $     8.31       $  4.81       $     7.87     $     7.88      $ 6.30
                             ==========     ==========       =======       ==========     ==========      ======
    Highest...............   $    23.30     $    11.97       $  7.27       $     9.04     $    17.13      $ 8.82
                             ==========     ==========       =======       ==========     ==========      ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           Goldman Sachs Goldman Sachs
                             Variable      Variable                      Janus          Lazard      Legg Mason
                             Insurance     Insurance      Janus       Aspen Series    Retirement     Variable
                               Trust         Trust     Aspen Series (Service Shares) Series, Inc.  Income Trust
                            Sub-Account   Sub-Account  Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           ------------- ------------- ------------ ---------------- ------------ ---------------
                                VIT                                                                 Legg Mason
                            Structured        VIT                    International     Emerging      Variable
                             Small Cap    Structured      Forty          Growth        Markets      Fundamental
                              Equity     U. S. Equity   Portfolio   (Service Shares)    Equity    Value Portfolio
                           ------------- ------------- ------------ ---------------- ------------ ---------------
ASSETS
Investments at fair value.  $10,298,930   $ 8,001,612    $12,435        $23,801         $  735        $  725
                            -----------   -----------    -------        -------         ------        ------
    Total assets..........  $10,298,930   $ 8,001,612    $12,435        $23,801         $  735        $  725
                            ===========   ===========    =======        =======         ======        ======
NET ASSETS
Accumulation units........  $10,293,610   $ 7,986,109    $12,435        $23,801         $  735        $  725
Contracts in payout
 (annuitization) period...        5,320        15,503         --             --             --            --
                            -----------   -----------    -------        -------         ------        ------
    Total net assets......  $10,298,930   $ 8,001,612    $12,435        $23,801         $  735        $  725
                            ===========   ===========    =======        =======         ======        ======
FUND SHARE
 INFORMATION
Number of shares..........    1,475,491     1,001,453        541            915             63            54
                            ===========   ===========    =======        =======         ======        ======
Cost of investments.......  $19,913,445   $12,567,499    $11,715        $57,372         $  832        $1,273
                            ===========   ===========    =======        =======         ======        ======
ACCUMULATION UNIT
 VALUE
    Lowest................  $      6.44   $      5.89    $ 10.11        $  9.70         $26.77        $ 5.93
                            ===========   ===========    =======        =======         ======        ======
    Highest...............  $     11.24   $      8.36    $ 10.11        $  9.70         $26.77        $ 5.93
                            ===========   ===========    =======        =======         ======        ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                        Legg Mason
                                     Partners Variable Lord Abbett  Lord Abbett   Lord Abbett  Lord Abbett  Lord Abbett
                                     Portfolios I, Inc Series Fund  Series Fund   Series Fund  Series Fund  Series Fund
                                        Sub-Account    Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                     ----------------- ----------- -------------- ----------- ------------- -----------
                                        Legg Mason
                                         Variable
                                         Investors                                Growth and     Growth       Mid-Cap
                                        Portfolio I     All Value  Bond-Debenture   Income    Opportunities    Value
                                     ----------------- ----------- -------------- ----------- ------------- -----------
ASSETS
Investments at fair value...........      $  820       $ 9,341,425  $28,306,315   $24,562,036  $11,305,709  $26,078,955
                                          ------       -----------  -----------   -----------  -----------  -----------
    Total assets....................      $  820       $ 9,341,425  $28,306,315   $24,562,036  $11,305,709  $26,078,955
                                          ======       ===========  ===========   ===========  ===========  ===========
NET ASSETS
Accumulation units..................      $  820       $ 9,327,596  $28,272,905   $24,496,253  $11,304,459  $25,908,785
Contracts in payout (annuitization)
 period.............................          --            13,829       33,410        65,783        1,250      170,170
                                          ------       -----------  -----------   -----------  -----------  -----------
    Total net assets................      $  820       $ 9,341,425  $28,306,315   $24,562,036  $11,305,709  $26,078,955
                                          ======       ===========  ===========   ===========  ===========  ===========
FUND SHARE INFORMATION
Number of shares....................          81           789,639    3,173,354     1,422,237    1,144,303    2,481,347
                                          ======       ===========  ===========   ===========  ===========  ===========
Cost of investments.................      $1,063       $11,986,721  $36,953,752   $39,076,222  $16,664,086  $48,902,669
                                          ======       ===========  ===========   ===========  ===========  ===========
ACCUMULATION UNIT
 VALUE
    Lowest..........................      $ 8.67       $      9.11  $      8.99   $      7.76  $      8.42  $      7.37
                                          ======       ===========  ===========   ===========  ===========  ===========
    Highest.........................      $ 8.67       $      9.68  $      9.55   $      8.24  $      8.95  $      7.83
                                          ======       ===========  ===========   ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           MFS Variable MFS Variable  MFS Variable   MFS Variable MFS Variable MFS Variable
                            Insurance    Insurance      Insurance     Insurance    Insurance    Insurance
                              Trust        Trust          Trust         Trust        Trust        Trust
                           Sub-Account  Sub-Account    Sub-Account   Sub-Account  Sub-Account  Sub-Account
                           ------------ ------------ --------------- ------------ ------------ ------------
                                            MFS            MFS         MFS New        MFS      MFS Research
                            MFS Growth  High Income  Investors Trust  Discovery     Research       Bond
                           ------------ ------------ --------------- ------------ ------------ ------------
ASSETS
Investments at fair value.  $  765,601    $453,165     $1,688,785     $1,523,655    $597,095    $1,660,416
                            ----------    --------     ----------     ----------    --------    ----------
    Total assets..........  $  765,601    $453,165     $1,688,785     $1,523,655    $597,095    $1,660,416
                            ==========    ========     ==========     ==========    ========    ==========
NET ASSETS
Accumulation units........  $  762,238    $453,165     $1,688,785     $1,523,655    $597,095    $1,660,416
Contracts in payout
 (annuitization) period...       3,363          --             --             --          --            --
                            ----------    --------     ----------     ----------    --------    ----------
    Total net assets......  $  765,601    $453,165     $1,688,785     $1,523,655    $597,095    $1,660,416
                            ==========    ========     ==========     ==========    ========    ==========
FUND SHARE
 INFORMATION
Number of shares..........      49,014      72,739        115,354        185,134      46,286       150,947
                            ==========    ========     ==========     ==========    ========    ==========
Cost of investments.......  $1,279,670    $676,983     $2,046,460     $2,642,687    $846,885    $1,746,801
                            ==========    ========     ==========     ==========    ========    ==========
ACCUMULATION UNIT
 VALUE
    Lowest................  $     4.10    $   9.01     $     6.83     $     5.74    $   5.58    $    13.80
                            ==========    ========     ==========     ==========    ========    ==========
    Highest...............  $    10.47    $   9.36     $     8.31     $    11.82    $   7.32    $    14.33
                            ==========    ========     ==========     ==========    ========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                          MFS Variable    MFS Variable    MFS Variable    MFS Variable    MFS Variable
                           MFS Variable     Insurance       Insurance       Insurance       Insurance       Insurance
                             Insurance        Trust           Trust           Trust           Trust           Trust
                               Trust     (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                            Sub-Account    Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                           ------------- --------------- --------------- --------------- --------------- ---------------
                                                          MFS Investors      MFS New
                                           MFS Growth         Trust         Discovery     MFS Research    MFS Utilities
                           MFS Utilities (Service Class) (Service Class) (Service Class) (Service Class) (Service Class)
                           ------------- --------------- --------------- --------------- --------------- ---------------
ASSETS
Investments at fair value.   $145,992       $358,233        $255,645        $263,027        $161,395       $1,079,880
                             --------       --------        --------        --------        --------       ----------
    Total assets..........   $145,992       $358,233        $255,645        $263,027        $161,395       $1,079,880
                             ========       ========        ========        ========        ========       ==========
NET ASSETS
Accumulation units........   $145,992       $358,233        $255,645        $263,027        $161,395       $1,079,880
Contracts in payout
 (annuitization) period...         --             --              --              --              --               --
                             --------       --------        --------        --------        --------       ----------
    Total net assets......   $145,992       $358,233        $255,645        $263,027        $161,395       $1,079,880
                             ========       ========        ========        ========        ========       ==========
FUND SHARE
 INFORMATION
Number of shares..........      8,004         23,307          17,558          32,837          12,589           59,960
                             ========       ========        ========        ========        ========       ==========
Cost of investments.......   $199,739       $407,907        $283,407        $429,859        $168,280       $1,322,141
                             ========       ========        ========        ========        ========       ==========
ACCUMULATION UNIT
 VALUE
    Lowest................   $  13.51       $   6.11        $   7.31        $   5.96        $   6.83       $    10.85
                             ========       ========        ========        ========        ========       ==========
    Highest...............   $  14.02       $   9.80        $   9.79        $   8.36        $   9.89       $    15.03
                             ========       ========        ========        ========        ========       ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           Morgan Stanley Morgan Stanley  Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley
                              Variable       Variable        Variable       Variable       Variable       Variable
                             Investment     Investment      Investment     Investment     Investment     Investment
                               Series         Series          Series         Series         Series         Series
                            Sub-Account     Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- --------------- -------------- -------------- -------------- --------------
                                                                                                           Global
                             Aggressive                      Capital        European        Global        Dividend
                               Equity     Dividend Growth Opportunities      Equity       Advantage        Growth
                           -------------- --------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $ 9,506,711    $171,790,989    $132,556,115   $53,201,317     $5,841,480    $57,768,341
                            -----------    ------------    ------------   -----------     ----------    -----------
    Total assets..........  $ 9,506,711    $171,790,989    $132,556,115   $53,201,317     $5,841,480    $57,768,341
                            ===========    ============    ============   ===========     ==========    ===========
NET ASSETS
Accumulation units........  $ 9,488,156    $169,141,557    $131,126,617   $52,682,121     $5,839,919    $57,214,137
Contracts in payout
 (annuitization) period...       18,555       2,649,432       1,429,498       519,196          1,561        554,204
                            -----------    ------------    ------------   -----------     ----------    -----------
    Total net assets......  $ 9,506,711    $171,790,989    $132,556,115   $53,201,317     $5,841,480    $57,768,341
                            ===========    ============    ============   ===========     ==========    ===========
FUND SHARE
 INFORMATION
Number of shares..........    1,048,149      15,936,084       7,200,224     3,994,093        885,073      7,463,610
                            ===========    ============    ============   ===========     ==========    ===========
Cost of investments.......  $13,727,361    $193,736,499    $225,755,171   $72,091,279     $8,103,679    $94,946,385
                            ===========    ============    ============   ===========     ==========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      5.08    $       7.25    $       4.84   $      7.18     $     5.56    $      8.94
                            ===========    ============    ============   ===========     ==========    ===========
    Highest...............  $      8.06    $      27.69    $      64.95   $     34.32     $     6.65    $     17.84
                            ===========    ============    ============   ===========     ==========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley
                              Variable       Variable       Variable       Variable       Variable       Variable
                             Investment     Investment     Investment     Investment     Investment     Investment
                               Series         Series         Series         Series         Series         Series
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                                                                           Limited
                             High Yield   Income Builder  Income Plus      Duration     Money Market  S&P 500 Index
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $12,526,055    $15,007,860    $101,833,297   $15,256,468    $107,348,994   $30,895,799
                            -----------    -----------    ------------   -----------    ------------   -----------
    Total assets..........  $12,526,055    $15,007,860    $101,833,297   $15,256,468    $107,348,994   $30,895,799
                            ===========    ===========    ============   ===========    ============   ===========
NET ASSETS
Accumulation units........  $12,330,218    $14,978,417    $100,300,456   $15,221,277    $105,818,337   $30,645,250
Contracts in payout
 (annuitization) period...      195,837         29,443       1,532,841        35,191       1,530,657       250,549
                            -----------    -----------    ------------   -----------    ------------   -----------
    Total net assets......  $12,526,055    $15,007,860    $101,833,297   $15,256,468    $107,348,994   $30,895,799
                            ===========    ===========    ============   ===========    ============   ===========
FUND SHARE
 INFORMATION
Number of shares..........   14,736,535      1,885,410      10,776,010     1,966,040     107,348,994     3,735,889
                            ===========    ===========    ============   ===========    ============   ===========
Cost of investments.......  $23,980,535    $20,993,964    $113,392,402   $19,101,203    $107,348,994   $39,494,182
                            ===========    ===========    ============   ===========    ============   ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      3.81    $     10.17    $      11.26   $      9.10    $      10.51   $      6.11
                            ===========    ===========    ============   ===========    ============   ===========
    Highest...............  $     14.41    $     14.15    $      32.63   $     10.65    $      25.56   $      8.16
                            ===========    ===========    ============   ===========    ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                          Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                           Morgan Stanley Morgan Stanley     Variable         Variable         Variable         Variable
                              Variable       Variable       Investment       Investment       Investment       Investment
                             Investment     Investment        Series           Series           Series           Series
                               Series         Series     (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                            Sub-Account    Sub-Account     Sub-Account      Sub-Account      Sub-Account      Sub-Account
                           -------------- -------------- ---------------- ---------------- ---------------- ----------------
                                                            Aggressive        Dividend         Capital          European
                                                              Equity           Growth       Opportunities        Equity
                             Strategist     Utilities    (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                           -------------- -------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair value.  $126,026,636   $65,177,637     $11,423,878      $55,406,920      $44,054,011      $17,294,699
                            ------------   -----------     -----------      -----------      -----------      -----------
    Total assets..........  $126,026,636   $65,177,637     $11,423,878      $55,406,920      $44,054,011      $17,294,699
                            ============   ===========     ===========      ===========      ===========      ===========
NET ASSETS
Accumulation units........  $123,631,772   $64,003,526     $11,423,878      $55,354,181      $44,035,168      $17,254,592
Contracts in payout
 (annuitization) period...     2,394,864     1,174,111              --           52,739           18,843           40,107
                            ------------   -----------     -----------      -----------      -----------      -----------
    Total net assets......  $126,026,636   $65,177,637     $11,423,878      $55,406,920      $44,054,011      $17,294,699
                            ============   ===========     ===========      ===========      ===========      ===========
FUND SHARE
 INFORMATION
Number of shares..........    11,889,305     5,767,932       1,280,704        5,154,132        2,408,639        1,306,246
                            ============   ===========     ===========      ===========      ===========      ===========
Cost of investments.......  $176,108,511   $93,826,456     $14,359,277      $69,034,368      $59,105,626      $23,396,354
                            ============   ===========     ===========      ===========      ===========      ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $       9.58   $      7.73     $      4.80      $      6.92      $      4.52      $      6.84
                            ============   ===========     ===========      ===========      ===========      ===========
    Highest...............  $      40.80   $     28.40     $     10.37      $      9.58      $      9.42      $     12.41
                            ============   ===========     ===========      ===========      ===========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                            Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                               Variable         Variable         Variable         Variable         Variable         Variable
                              Investment       Investment       Investment       Investment       Investment       Investment
                                Series           Series           Series           Series           Series           Series
                           (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                             Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                           ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
                                Global           Global                                                             Limited
                              Advantage     Dividend Growth     High Yield     Income Builder    Income Plus        Duration
                           (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                           ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair value.    $4,423,933      $28,496,630      $12,774,408      $14,457,988      $132,404,970     $61,309,545
                              ----------      -----------      -----------      -----------      ------------     -----------
    Total assets..........    $4,423,933      $28,496,630      $12,774,408      $14,457,988      $132,404,970     $61,309,545
                              ==========      ===========      ===========      ===========      ============     ===========
NET ASSETS
Accumulation units........    $4,423,933      $28,482,492      $12,764,140      $14,444,079      $132,250,499     $61,243,832
Contracts in payout
 (annuitization) period...            --           14,138           10,268           13,909           154,471          65,713
                              ----------      -----------      -----------      -----------      ------------     -----------
    Total net assets......    $4,423,933      $28,496,630      $12,774,408      $14,457,988      $132,404,970     $61,309,545
                              ==========      ===========      ===========      ===========      ============     ===========
FUND SHARE
 INFORMATION
Number of shares..........       673,354        3,720,187       15,028,715        1,825,504        14,055,729       7,931,377
                              ==========      ===========      ===========      ===========      ============     ===========
Cost of investments.......    $5,469,799      $47,049,098      $17,653,336      $19,757,761      $147,221,335     $77,645,226
                              ==========      ===========      ===========      ===========      ============     ===========
ACCUMULATION UNIT
 VALUE
    Lowest................    $     5.29      $      8.55      $      4.52      $      9.30      $       9.83     $      8.11
                              ==========      ===========      ===========      ===========      ============     ===========
    Highest...............    $    10.92      $     11.32      $     10.69      $     11.14      $      13.16     $      9.71
                              ==========      ===========      ===========      ===========      ============     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                            Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                               Variable         Variable         Variable         Variable
                              Investment       Investment       Investment       Investment    Neuberger & Berman  Oppenheimer
                                Series           Series           Series           Series           Advisors        Variable
                           (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)  Management Trust  Account Funds
                             Sub-Account      Sub-Account      Sub-Account      Sub-Account       Sub-Account      Sub-Account
                           ---------------- ---------------- ---------------- ---------------- ------------------ -------------
                             Money Market    S&P 500 Index      Strategist       Utilities                         Oppenheimer
                           (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)    AMT Partners      Balanced
                           ---------------- ---------------- ---------------- ---------------- ------------------ -------------
ASSETS
Investments at fair value.   $108,867,981     $71,981,738      $51,317,968      $15,979,819         $31,181        $1,884,328
                             ------------     -----------      -----------      -----------         -------        ----------
    Total assets..........   $108,867,981     $71,981,738      $51,317,968      $15,979,819         $31,181        $1,884,328
                             ============     ===========      ===========      ===========         =======        ==========
NET ASSETS
Accumulation units........   $108,811,712     $71,970,571      $51,248,372      $15,916,093         $31,181        $1,866,739
Contracts in payout
 (annuitization) period...         56,269          11,167           69,596           63,726              --            17,589
                             ------------     -----------      -----------      -----------         -------        ----------
    Total net assets......   $108,867,981     $71,981,738      $51,317,968      $15,979,819         $31,181        $1,884,328
                             ============     ===========      ===========      ===========         =======        ==========
FUND SHARE
 INFORMATION
Number of shares..........    108,867,981       8,767,569        4,859,656        1,417,908           4,386           222,997
                             ============     ===========      ===========      ===========         =======        ==========
Cost of investments.......   $108,867,981     $89,916,914      $71,544,515      $23,089,863         $68,456        $3,388,007
                             ============     ===========      ===========      ===========         =======        ==========
ACCUMULATION UNIT
 VALUE
    Lowest................   $       9.95     $      5.73      $      9.18      $      7.01         $  7.76        $     7.02
                             ============     ===========      ===========      ===========         =======        ==========
    Highest...............   $      11.16     $      9.92      $     12.65      $     14.22         $  8.12        $     8.96
                             ============     ===========      ===========      ===========         =======        ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                            Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer
                             Variable      Variable      Variable      Variable      Variable      Variable
                           Account Funds Account Funds Account Funds Account Funds Account Funds Account Funds
                            Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                           ------------- ------------- ------------- ------------- ------------- -------------
                            Oppenheimer                 Oppenheimer                               Oppenheimer
                              Capital     Oppenheimer     Global      Oppenheimer   Oppenheimer   Main Street
                           Appreciation    Core Bond    Securities    High Income   Main Street    Small Cap
                           ------------- ------------- ------------- ------------- ------------- -------------
ASSETS
Investments at fair value.  $4,514,952    $1,849,449    $4,878,178    $  327,016    $2,498,510    $1,741,488
                            ----------    ----------    ----------    ----------    ----------    ----------
    Total assets..........  $4,514,952    $1,849,449    $4,878,178    $  327,016    $2,498,510    $1,741,488
                            ==========    ==========    ==========    ==========    ==========    ==========
NET ASSETS
Accumulation units........  $4,514,952    $1,849,449    $4,878,178    $  327,016    $2,495,603    $1,741,488
Contracts in payout
 (annuitization) period...          --            --            --            --         2,907            --
                            ----------    ----------    ----------    ----------    ----------    ----------
    Total net assets......  $4,514,952    $1,849,449    $4,878,178    $  327,016    $2,498,510    $1,741,488
                            ==========    ==========    ==========    ==========    ==========    ==========
FUND SHARE
 INFORMATION
Number of shares..........     175,884       286,736       241,374       206,972       171,601       163,520
                            ==========    ==========    ==========    ==========    ==========    ==========
Cost of investments.......  $6,557,053    $3,094,880    $6,654,954    $1,501,244    $3,432,760    $2,191,313
                            ==========    ==========    ==========    ==========    ==========    ==========
ACCUMULATION UNIT
 VALUE
    Lowest................  $     4.94    $     8.32    $     8.23    $     2.67    $     6.05    $    12.49
                            ==========    ==========    ==========    ==========    ==========    ==========
    Highest...............  $     7.92    $     8.64    $    13.27    $     2.78    $     9.08    $    12.97
                            ==========    ==========    ==========    ==========    ==========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                          Oppenheimer      Oppenheimer      Oppenheimer     Oppenheimer
                                                           Variable         Variable         Variable        Variable
                            Oppenheimer   Oppenheimer    Account Funds    Account Funds    Account Funds   Account Funds
                             Variable       Variable    (Service Shares  (Service Shares  (Service Shares (Service Shares
                           Account Funds Account Funds      ("SS"))          ("SS"))          ("SS"))         ("SS"))
                            Sub-Account   Sub-Account     Sub-Account      Sub-Account      Sub-Account     Sub-Account
                           ------------- -------------- --------------- ----------------- --------------- ---------------
                                                                           Oppenheimer                      Oppenheimer
                            Oppenheimer   Oppenheimer     Oppenheimer        Capital        Oppenheimer       Global
                            MidCap Fund  Strategic Bond  Balanced (SS)  Appreciation (SS) Core Bond (SS)  Securities (SS)
                           ------------- -------------- --------------- ----------------- --------------- ---------------
ASSETS
Investments at fair value.  $  641,388     $3,811,940     $17,361,936      $38,312,734      $32,808,694     $20,791,071
                            ----------     ----------     -----------      -----------      -----------     -----------
    Total assets..........  $  641,388     $3,811,940     $17,361,936      $38,312,734      $32,808,694     $20,791,071
                            ==========     ==========     ===========      ===========      ===========     ===========
NET ASSETS
Accumulation units........  $  641,388     $3,811,940     $17,326,901      $38,240,408      $32,772,069     $20,633,178
Contracts in payout
 (annuitization) period...          --             --          35,035           72,326           36,625         157,893
                            ----------     ----------     -----------      -----------      -----------     -----------
    Total net assets......  $  641,388     $3,811,940     $17,361,936      $38,312,734      $32,808,694     $20,791,071
                            ==========     ==========     ===========      ===========      ===========     ===========
FUND SHARE
 INFORMATION
Number of shares..........      23,289        848,984       2,071,830        1,507,189        5,118,361       1,038,515
                            ==========     ==========     ===========      ===========      ===========     ===========
Cost of investments.......  $1,073,158     $4,173,374     $31,518,196      $54,692,759      $52,933,495     $30,463,562
                            ==========     ==========     ===========      ===========      ===========     ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $     2.84     $    12.63     $      8.33      $      7.93      $      6.16     $     12.39
                            ==========     ==========     ===========      ===========      ===========     ===========
    Highest...............  $     7.05     $    14.12     $      9.09      $      8.60      $      6.54     $     13.52
                            ==========     ==========     ===========      ===========      ===========     ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                             Oppenheimer      Oppenheimer     Oppenheimer     Oppenheimer      Oppenheimer
                               Variable        Variable        Variable         Variable        Variable
                            Account Funds    Account Funds   Account Funds   Account Funds    Account Funds        PIMCO
                           (Service Shares  (Service Shares (Service Shares (Service Shares  (Service Shares      Variable
                               ("SS"))          ("SS"))         ("SS"))         ("SS"))          ("SS"))      Insurance Trust
                             Sub-Account      Sub-Account     Sub-Account     Sub-Account      Sub-Account      Sub-Account
                           ---------------- --------------- --------------- ---------------- --------------- ------------------
                                              Oppenheimer     Oppenheimer                      Oppenheimer
                             Oppenheimer         Main         Main Street     Oppenheimer       Strategic       Foreign Bond
                           High Income (SS)   Street (SS)   Small Cap (SS)  MidCap Fund (SS)    Bond (SS)    (US Dollar-Hedged)
                           ---------------- --------------- --------------- ---------------- --------------- ------------------
ASSETS
Investments at fair value.   $12,540,669      $61,293,717     $24,922,020     $ 8,817,371     $ 93,917,702         $1,711
                             -----------      -----------     -----------     -----------     ------------         ------
    Total assets..........   $12,540,669      $61,293,717     $24,922,020     $ 8,817,371     $ 93,917,702         $1,711
                             ===========      ===========     ===========     ===========     ============         ======
NET ASSETS
Accumulation units........   $12,470,091      $61,224,631     $24,794,535     $ 8,817,103     $ 93,086,225         $1,711
Contracts in payout
 (annuitization) period...        70,578           69,086         127,485             268          831,477             --
                             -----------      -----------     -----------     -----------     ------------         ------
    Total net assets......   $12,540,669      $61,293,717     $24,922,020     $ 8,817,371     $ 93,917,702         $1,711
                             ===========      ===========     ===========     ===========     ============         ======
FUND SHARE
 INFORMATION
Number of shares..........     7,937,132        4,250,605       2,364,518         326,207       20,595,987            179
                             ===========      ===========     ===========     ===========     ============         ======
Cost of investments.......   $39,433,977      $85,458,950     $35,966,139     $13,929,455     $105,787,325         $1,802
                             ===========      ===========     ===========     ===========     ============         ======
ACCUMULATION UNIT
 VALUE
    Lowest................   $      2.89      $      9.24     $     11.61     $      7.92     $      11.70         $11.50
                             ===========      ===========     ===========     ===========     ============         ======
    Highest...............   $      3.16      $     10.09     $     12.67     $      8.64     $      12.78         $11.50
                             ===========      ===========     ===========     ===========     ============         ======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                PIMCO           PIMCO           PIMCO           PIMCO            PIMCO            PIMCO
                              Variable        Variable        Variable         Variable         Variable         Variable
                           Insurance Trust Insurance Trust Insurance Trust Insurance Trust  Insurance Trust  Insurance Trust
                             Sub-Account     Sub-Account     Sub-Account     Sub-Account      Sub-Account      Sub-Account
                           --------------- --------------- --------------- ---------------- ---------------- ----------------
                                                              PIMCO VIT       PIMCO VIT
                                                              Commodity        Emerging        PIMCO VIT        PIMCO VIT
                                             PIMCO Total     RealReturn      Markets Bond     Real Return      Total Return
                            Money Market       Return         Strategy     (Advisor Shares) (Advisor Shares) (Advisor Shares)
                           --------------- --------------- --------------- ---------------- ---------------- ----------------
ASSETS
Investments at fair value.     $23,044         $3,319        $2,015,059       $  840,243       $8,164,408      $23,111,609
                               -------         ------        ----------       ----------       ----------      -----------
    Total assets..........     $23,044         $3,319        $2,015,059       $  840,243       $8,164,408      $23,111,609
                               =======         ======        ==========       ==========       ==========      ===========
NET ASSETS
Accumulation units........     $23,044         $3,319        $2,015,059       $  840,243       $8,164,408      $23,111,609
Contracts in payout
 (annuitization) period...          --             --                --               --               --               --
                               -------         ------        ----------       ----------       ----------      -----------
    Total net assets......     $23,044         $3,319        $2,015,059       $  840,243       $8,164,408      $23,111,609
                               =======         ======        ==========       ==========       ==========      ===========
FUND SHARE
 INFORMATION
Number of shares..........      23,044            322           287,455           81,419          725,081        2,241,669
                               =======         ======        ==========       ==========       ==========      ===========
Cost of investments.......     $23,044         $3,323        $3,662,495       $1,079,828       $9,002,895      $23,056,542
                               =======         ======        ==========       ==========       ==========      ===========
ACCUMULATION UNIT
 VALUE
    Lowest................     $ 10.71         $13.08        $     6.19       $     9.11       $     9.80      $     11.05
                               =======         ======        ==========       ==========       ==========      ===========
    Highest...............     $ 10.71         $13.08        $     6.41       $     9.43       $    10.15      $     11.45
                               =======         ======        ==========       ==========       ==========      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                          Putnam         Putnam         Putnam         Putnam
                           Premier VIT  Premier VIT   Variable Trust Variable Trust Variable Trust Variable Trust
                           Sub-Account  Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           ----------- -------------- -------------- -------------- -------------- --------------
                                                       VT American
                              NACM                      Government     VT Capital     VT Capital    VT Discovery
                            Small Cap  OpCap Balanced     Income      Appreciation  Opportunities      Growth
                           ----------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.   $1,250        $5,999      $41,620,916    $ 6,498,549     $3,065,443    $ 7,383,241
                             ------        ------      -----------    -----------     ----------    -----------
    Total assets..........   $1,250        $5,999      $41,620,916    $ 6,498,549     $3,065,443    $ 7,383,241
                             ======        ======      ===========    ===========     ==========    ===========
NET ASSETS
Accumulation units........   $1,250        $5,999      $41,169,618    $ 6,477,463     $3,058,994    $ 7,354,431
Contracts in payout
 (annuitization) period...       --            --          451,298         21,086          6,449         28,810
                             ------        ------      -----------    -----------     ----------    -----------
    Total net assets......   $1,250        $5,999      $41,620,916    $ 6,498,549     $3,065,443    $ 7,383,241
                             ======        ======      ===========    ===========     ==========    ===========
FUND SHARE
 INFORMATION
Number of shares..........       93         1,020        3,706,226      1,444,122        348,742      2,452,904
                             ======        ======      ===========    ===========     ==========    ===========
Cost of investments.......   $2,534        $9,909      $43,033,139    $11,117,721     $5,214,862    $10,983,389
                             ======        ======      ===========    ===========     ==========    ===========
ACCUMULATION UNIT
 VALUE
    Lowest................   $10.40        $ 7.61      $      7.28    $      5.10     $    10.13    $      3.17
                             ======        ======      ===========    ===========     ==========    ===========
    Highest...............   $10.40        $ 7.61      $     14.39    $      5.70     $    10.95    $      8.65
                             ======        ======      ===========    ===========     ==========    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                           Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                                                         VT The George        VT
                           VT Diversified   VT Equity     Putnam Fund    Global Asset    VT Global    VT Growth and
                               Income         Income       of Boston      Allocation       Equity         Income
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $35,080,415    $20,816,335    $ 76,072,023   $26,809,661    $22,592,805    $183,218,770
                            -----------    -----------    ------------   -----------    -----------    ------------
    Total assets..........  $35,080,415    $20,816,335    $ 76,072,023   $26,809,661    $22,592,805    $183,218,770
                            ===========    ===========    ============   ===========    ===========    ============
NET ASSETS
Accumulation units........  $34,911,883    $20,711,069    $ 75,811,146   $26,782,129    $22,552,089    $182,764,388
Contracts in payout
 (annuitization) period...      168,532        105,266         260,877        27,532         40,716         454,382
                            -----------    -----------    ------------   -----------    -----------    ------------
    Total net assets......  $35,080,415    $20,816,335    $ 76,072,023   $26,809,661    $22,592,805    $183,218,770
                            ===========    ===========    ============   ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares..........    6,176,129      2,152,672      13,322,596     2,459,602      2,918,967      15,973,738
                            ===========    ===========    ============   ===========    ===========    ============
Cost of investments.......  $53,210,644    $28,444,882    $138,355,023   $36,696,747    $43,699,661    $348,838,556
                            ===========    ===========    ============   ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest................  $      9.35    $     10.70    $       7.06   $      7.20    $      3.83    $       6.39
                            ===========    ===========    ============   ===========    ===========    ============
    Highest...............  $     10.73    $     11.57    $       8.59   $     10.60    $      6.28    $       9.94
                            ===========    ===========    ============   ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                           Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                                                                                                            VT
                                                                                             VT       International
                             VT Growth      VT Health                                  International    Growth and
                           Opportunities     Sciences    VT High Yield    VT Income        Equity         Income
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $ 8,853,194    $33,195,230    $46,171,737    $112,751,216   $139,838,903   $26,204,690
                            -----------    -----------    -----------    ------------   ------------   -----------
    Total assets..........  $ 8,853,194    $33,195,230    $46,171,737    $112,751,216   $139,838,903   $26,204,690
                            ===========    ===========    ===========    ============   ============   ===========
NET ASSETS
Accumulation units........  $ 8,813,553    $33,178,256    $46,067,976    $112,183,446   $139,573,724   $26,161,600
Contracts in payout
 (annuitization) period...       39,641         16,974        103,761         567,770        265,179        43,090
                            -----------    -----------    -----------    ------------   ------------   -----------
    Total net assets......  $ 8,853,194    $33,195,230    $46,171,737    $112,751,216   $139,838,903   $26,204,690
                            ===========    ===========    ===========    ============   ============   ===========
FUND SHARE
 INFORMATION
Number of shares..........    2,573,603      3,012,271      9,271,433      12,583,841     15,729,910     3,670,125
                            ===========    ===========    ===========    ============   ============   ===========
Cost of investments.......  $16,025,982    $36,018,994    $68,491,820    $155,936,180   $244,100,970   $48,925,397
                            ===========    ===========    ===========    ============   ============   ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      2.75    $      7.89    $      9.41    $       8.07   $       6.30   $      8.02
                            ===========    ===========    ===========    ============   ============   ===========
    Highest...............  $      7.20    $     10.95    $     12.05    $      10.78   $      12.76   $     11.80
                            ===========    ===========    ===========    ============   ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                           Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                                 VT
                           International
                                New                            VT             VT           VT New
                           Opportunities   VT Investors  Mid Cap Value   Money Market  Opportunities   VT New Value
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $18,318,875    $57,782,366    $ 7,112,828    $159,604,535   $44,020,269    $ 72,806,505
                            -----------    -----------    -----------    ------------   -----------    ------------
    Total assets..........  $18,318,875    $57,782,366    $ 7,112,828    $159,604,535   $44,020,269    $ 72,806,505
                            ===========    ===========    ===========    ============   ===========    ============
NET ASSETS
Accumulation units........  $18,312,566    $57,646,679    $ 7,108,771    $158,996,391   $43,901,353    $ 72,707,867
Contracts in payout
 (annuitization) period...        6,309        135,687          4,057         608,144       118,916          98,638
                            -----------    -----------    -----------    ------------   -----------    ------------
    Total net assets......  $18,318,875    $57,782,366    $ 7,112,828    $159,604,535   $44,020,269    $ 72,806,505
                            ===========    ===========    ===========    ============   ===========    ============
FUND SHARE
 INFORMATION
Number of shares..........    1,576,495      8,302,064        945,855     159,604,535     3,391,392      10,931,908
                            ===========    ===========    ===========    ============   ===========    ============
Cost of investments.......  $23,093,996    $98,985,716    $13,560,120    $159,604,535   $91,497,116    $149,417,560
                            ===========    ===========    ===========    ============   ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest................  $      4.31    $      4.09    $      9.91    $       9.86   $      3.15    $       6.11
                            ===========    ===========    ===========    ============   ===========    ============
    Highest...............  $      8.98    $      9.81    $     10.71    $      12.12   $     10.86    $      10.24
                            ===========    ===========    ===========    ============   ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                               Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                           Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                                                                              VT
                              VT OTC &                                    Utilities
                              Emerging                    VT Small Cap    Growth and
                               Growth      VT Research       Value          Income        VT Vista      VT Voyager
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.  $11,994,453    $31,642,071    $49,461,588    $25,182,271    $27,890,611    $115,941,904
                            -----------    -----------    -----------    -----------    -----------    ------------
    Total assets..........  $11,994,453    $31,642,071    $49,461,588    $25,182,271    $27,890,611    $115,941,904
                            ===========    ===========    ===========    ===========    ===========    ============
NET ASSETS
Accumulation units........  $11,986,820    $31,523,755    $49,339,421    $25,115,459    $27,798,136    $115,658,520
Contracts in payout
 (annuitization) period...        7,633        118,316        122,167         66,812         92,475         283,384
                            -----------    -----------    -----------    -----------    -----------    ------------
    Total net assets......  $11,994,453    $31,642,071    $49,461,588    $25,182,271    $27,890,611    $115,941,904
                            ===========    ===========    ===========    ===========    ===========    ============
FUND SHARE
 INFORMATION
Number of shares..........    2,701,453      3,955,259      5,798,545      1,767,177      3,356,271       5,802,898
                            -----------    -----------    -----------    -----------    -----------    ------------
Cost of investments.......  $27,742,854    $47,909,029    $91,504,392    $26,294,297    $50,316,861    $214,749,075
                            ===========    ===========    ===========    ===========    ===========    ============
ACCUMULATION UNIT
 VALUE
    Lowest................  $      1.39    $      4.95    $      7.99    $      9.70    $      3.46    $       3.75
                            ===========    ===========    ===========    ===========    ===========    ============
    Highest...............  $      3.49    $      9.59    $     15.11    $     18.54    $     10.14    $       9.09
                            ===========    ===========    ===========    ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                             RidgeWorth     RidgeWorth     RidgeWorth     RidgeWorth     RidgeWorth       Rydex
                           Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                            Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                           -------------- -------------- -------------- -------------- -------------- --------------
                             RidgeWorth     RidgeWorth     RidgeWorth     RidgeWorth     RidgeWorth      Rydex VT
                             Large Cap      Large Cap      Large Cap       Mid Cap       Small Cap      Nasdaq 100
                            Core Equity    Growth Stock   Value Equity   Core Equity    Value Equity  Strategy Fund
                           -------------- -------------- -------------- -------------- -------------- --------------
ASSETS
Investments at fair value.   $1,571,945    $ 6,777,137    $ 7,772,982     $2,605,836     $3,491,165       $ 631
                             ----------    -----------    -----------     ----------     ----------       -----
    Total assets..........   $1,571,945    $ 6,777,137    $ 7,772,982     $2,605,836     $3,491,165       $ 631
                             ==========    ===========    ===========     ==========     ==========       =====
NET ASSETS
Accumulation units........   $1,571,945    $ 6,724,057    $ 7,652,380     $2,586,152     $3,469,869       $ 631
Contracts in payout
 (annuitization) period...           --         53,080        120,602         19,684         21,296          --
                             ----------    -----------    -----------     ----------     ----------       -----
    Total net assets......   $1,571,945    $ 6,777,137    $ 7,772,982     $2,605,836     $3,491,165       $ 631
                             ==========    ===========    ===========     ==========     ==========       =====
FUND SHARE
 INFORMATION
Number of shares..........      233,573        748,028        726,447        412,316        627,907          60
                             ==========    ===========    ===========     ==========     ==========       =====
Cost of investments.......   $2,526,912    $11,890,129    $10,096,562     $4,681,207     $7,505,781       $ 862
                             ==========    ===========    ===========     ==========     ==========       =====
ACCUMULATION UNIT
 VALUE
    Lowest................   $     7.37    $      5.71    $      8.69     $     6.69     $    11.73       $8.69
                             ==========    ===========    ===========     ==========     ==========       =====
    Highest...............   $     9.64    $     15.34    $     16.34     $    12.77     $    19.87       $8.69
                             ==========    ===========    ===========     ==========     ==========       =====

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           The Universal  The Universal The Universal  The Universal The Universal  The Universal
                           Institutional  Institutional Institutional  Institutional Institutional  Institutional
                            Funds, Inc.    Funds, Inc.   Funds, Inc.    Funds, Inc.   Funds, Inc.    Funds, Inc.
                            Sub-Account    Sub-Account   Sub-Account    Sub-Account   Sub-Account    Sub-Account
                           -------------- ------------- -------------- ------------- -------------- --------------
                                           Van Kampen
                                            UIF Core      Van Kampen    Van Kampen                  Van Kampen UIF
                           Van Kampen UIF  Plus Fixed    UIF Emerging   UIF Global     Van Kampen   International
                           Capital Growth    Income     Markets Equity Value Equity  UIF High Yield     Magnum
                           -------------- ------------- -------------- ------------- -------------- --------------
ASSETS
Investments at fair value.  $22,578,124    $  993,450    $22,241,663      $26,533        $5,342      $16,897,093
                            -----------    ----------    -----------      -------        ------      -----------
    Total assets..........  $22,578,124    $  993,450    $22,241,663      $26,533        $5,342      $16,897,093
                            ===========    ==========    ===========      =======        ======      ===========
NET ASSETS
Accumulation units........  $22,550,972    $  993,450    $22,174,670      $26,533        $5,342      $16,808,092
Contracts in payout
 (annuitization) period...       27,152            --         66,993           --            --           89,001
                            -----------    ----------    -----------      -------        ------      -----------
    Total net assets......  $22,578,124    $  993,450    $22,241,663      $26,533        $5,342      $16,897,093
                            ===========    ==========    ===========      =======        ======      ===========
FUND SHARE
 INFORMATION
Number of shares..........    2,215,714       100,247      2,903,611        3,931           590        2,463,133
                            ===========    ==========    ===========      =======        ======      ===========
Cost of investments.......  $33,196,499    $1,121,085    $39,324,589      $46,788        $4,379      $28,341,124
                            ===========    ==========    ===========      =======        ======      ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      4.33    $    10.27    $      9.64      $  8.10        $10.60      $      6.89
                            ===========    ==========    ===========      =======        ======      ===========
    Highest...............  $      8.05    $    12.98    $     16.52      $ 10.00        $10.60      $     10.00
                            ===========    ==========    ===========      =======        ======      ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                                                                    The Universal The Universal
                           The Universal  The Universal The Universal The Universal Institutional Institutional
                           Institutional  Institutional Institutional Institutional  Funds, Inc.   Funds, Inc.
                            Funds, Inc.    Funds, Inc.   Funds, Inc.   Funds, Inc.   (Class II)     (Class II)
                            Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                           -------------- ------------- ------------- ------------- ------------- --------------
                                           Van Kampen                                Van Kampen     Van Kampen
                                            UIF U.S.     Van Kampen                 UIF Emerging   UIF Emerging
                           Van Kampen UIF    Mid Cap      UIF U.S.     Van Kampen   Markets Debt  Markets Equity
                           Mid Cap Growth     Value      Real Estate    UIF Value    (Class II)     (Class II)
                           -------------- ------------- ------------- ------------- ------------- --------------
ASSETS
Investments at fair value.  $16,009,889    $51,011,886   $20,587,876    $ 85,574     $18,941,693   $12,285,904
                            -----------    -----------   -----------    --------     -----------   -----------
    Total assets..........  $16,009,889    $51,011,886   $20,587,876    $ 85,574     $18,941,693   $12,285,904
                            ===========    ===========   ===========    ========     ===========   ===========
NET ASSETS
Accumulation units........  $16,003,421    $50,920,765   $20,554,618    $ 85,574     $18,854,103   $12,284,998
Contracts in payout
 (annuitization) period...        6,468         91,121        33,258          --          87,590           906
                            -----------    -----------   -----------    --------     -----------   -----------
    Total net assets......  $16,009,889    $51,011,886   $20,587,876    $ 85,574     $18,941,693   $12,285,904
                            ===========    ===========   ===========    ========     ===========   ===========
FUND SHARE
 INFORMATION
Number of shares..........    2,755,575      6,633,535     2,507,659      12,791       2,941,257     1,610,210
                            ===========    ===========   ===========    ========     ===========   ===========
Cost of investments.......  $27,320,493    $92,812,207   $38,133,330    $150,173     $24,803,230   $23,263,941
                            ===========    ===========   ===========    ========     ===========   ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      9.23    $      7.94   $     12.21    $   7.86     $     12.17   $     17.78
                            ===========    ===========   ===========    ========     ===========   ===========
    Highest...............  $     11.28    $     12.67   $     20.57    $  10.40     $     16.19   $     19.16
                            ===========    ===========   ===========    ========     ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           The Universal  The Universal  The Universal The Universal The Universal The Universal
                           Institutional  Institutional  Institutional Institutional Institutional Institutional
                            Funds, Inc.    Funds, Inc.    Funds, Inc.   Funds, Inc.   Funds, Inc.   Funds, Inc.
                             (Class II)     (Class II)    (Class II)    (Class II)    (Class II)     (Class II)
                            Sub-Account    Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account
                           -------------- -------------- ------------- ------------- ------------- --------------
                                                                        Van Kampen
                             Van Kampen                   Van Kampen     UIF Int'l    Van Kampen   Van Kampen UIF
                           UIF Equity and Van Kampen UIF  UIF Global      Growth      UIF Mid Cap  Small Company
                               Income     Capital Growth   Franchise      Equity        Growth         Growth
                             (Class II)     (Class II)    (Class II)    (Class II)    (Class II)     (Class II)
                           -------------- -------------- ------------- ------------- ------------- --------------
ASSETS
Investments at fair value.  $47,934,132    $ 7,452,124    $67,172,026   $3,061,925    $27,843,283   $11,621,636
                            -----------    -----------    -----------   ----------    -----------   -----------
    Total assets..........  $47,934,132    $ 7,452,124    $67,172,026   $3,061,925    $27,843,283   $11,621,636
                            ===========    ===========    ===========   ==========    ===========   ===========
NET ASSETS
Accumulation units........  $47,687,648    $ 7,452,124    $66,774,158   $3,061,925    $27,831,271   $11,583,583
Contracts in payout
 (annuitization) period...      246,484             --        397,868           --         12,012        38,053
                            -----------    -----------    -----------   ----------    -----------   -----------
    Total net assets......  $47,934,132    $ 7,452,124    $67,172,026   $3,061,925    $27,843,283   $11,621,636
                            ===========    ===========    ===========   ==========    ===========   ===========
FUND SHARE
 INFORMATION
Number of shares..........    4,450,709        740,032      5,692,545      492,271      4,825,526     1,278,508
                            ===========    ===========    ===========   ==========    ===========   ===========
Cost of investments.......  $59,857,658    $10,094,966    $86,809,100   $4,814,794    $50,896,145   $18,303,444
                            ===========    ===========    ===========   ==========    ===========   ===========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      9.43    $      7.06    $     10.44   $     5.95    $      6.02   $     10.84
                            ===========    ===========    ===========   ==========    ===========   ===========
    Highest...............  $     11.73    $      8.71    $     13.74   $     6.17    $     12.46   $     11.76
                            ===========    ===========    ===========   ==========    ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                           The Universal  The Universal   Van Kampen   Van Kampen  Van Kampen   Van Kampen
                           Institutional  Institutional      Life         Life        Life         Life
                            Funds, Inc.    Funds, Inc.    Investment   Investment  Investment   Investment
                             (Class II)    (Class II)       Trust         Trust       Trust       Trust
                            Sub-Account    Sub-Account   Sub-Account   Sub-Account Sub-Account Sub-Account
                           -------------- ------------- -------------- ----------- ----------- ------------
                           Van Kampen UIF  Van Kampen
                            U.S. Mid Cap    UIF U.S.
                               Value       Real Estate       LIT           LIT         LIT         LIT
                             (Class II)    (Class II)   Capital Growth  Comstock   Government  Money Market
                           -------------- ------------- -------------- ----------- ----------- ------------
ASSETS
Investments at fair value.  $40,747,228    $47,539,474   $18,810,257   $38,124,904 $1,172,195   $3,685,021
                            -----------    -----------   -----------   ----------- ----------   ----------
    Total assets..........  $40,747,228    $47,539,474   $18,810,257   $38,124,904 $1,172,195   $3,685,021
                            ===========    ===========   ===========   =========== ==========   ==========
NET ASSETS
Accumulation units........  $40,686,437    $47,320,638   $18,716,143   $38,066,246 $1,172,195   $3,685,021
Contracts in payout
 (annuitization) period...       60,791        218,836        94,114        58,658         --           --
                            -----------    -----------   -----------   ----------- ----------   ----------
    Total net assets......  $40,747,228    $47,539,474   $18,810,257   $38,124,904 $1,172,195   $3,685,021
                            ===========    ===========   ===========   =========== ==========   ==========
FUND SHARE
 INFORMATION
Number of shares..........    5,333,407      5,840,230     1,100,015     4,621,201    126,314    3,685,021
                            ===========    ===========   ===========   =========== ==========   ==========
Cost of investments.......  $78,093,458    $95,613,800   $37,076,901   $56,129,415 $1,164,572   $3,685,021
                            ===========    ===========   ===========   =========== ==========   ==========
ACCUMULATION UNIT
 VALUE
    Lowest................  $      8.59    $     12.46   $      2.75   $      8.31 $    11.91   $    11.27
                            ===========    ===========   ===========   =========== ==========   ==========
    Highest...............  $     12.29    $     15.33   $      8.04   $     10.47 $    12.24   $    11.70
                            ===========    ===========   ===========   =========== ==========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF NET ASSETS
                               December 31, 2008
--------------------------------------------------------------------------------

                                       Van Kampen    Van Kampen    Van Kampen   Van Kampen   Van Kampen
                                          Life          Life          Life         Life         Life
                                       Investment    Investment    Investment   Investment   Investment
                                         Trust         Trust         Trust         Trust       Trust
                                       (Class II)    (Class II)    (Class II)   (Class II)   (Class II)
                                      Sub-Account   Sub-Account   Sub-Account   Sub-Account Sub-Account
                                     -------------- ------------ -------------- ----------- ------------
                                          LIT                    LIT Growth and LIT Mid Cap     LIT
                                     Capital Growth LIT Comstock     Income       Growth    Money Market
                                       (Class II)    (Class II)    (Class II)   (Class II)   (Class II)
                                     -------------- ------------ -------------- ----------- ------------
ASSETS
Investments at fair value...........  $26,105,452   $149,245,690  $ 84,836,686  $ 9,250,198 $35,230,889
                                      -----------   ------------  ------------  ----------- -----------
    Total assets....................  $26,105,452   $149,245,690  $ 84,836,686  $ 9,250,198 $35,230,889
                                      ===========   ============  ============  =========== ===========
NET ASSETS
Accumulation units..................  $26,047,607   $149,062,615  $ 84,598,629  $ 9,238,697 $35,230,889
Contracts in payout (annuitization)
 period.............................       57,845        183,075       238,057       11,501          --
                                      -----------   ------------  ------------  ----------- -----------
    Total net assets................  $26,105,452   $149,245,690  $ 84,836,686  $ 9,250,198 $35,230,889
                                      ===========   ============  ============  =========== ===========
FUND SHARE INFORMATION
Number of shares....................    1,543,788     18,156,410     6,187,942    4,534,411  35,230,889
                                      ===========   ============  ============  =========== ===========
Cost of investments.................  $38,887,299   $218,898,099  $112,695,232  $19,308,589 $35,230,889
                                      ===========   ============  ============  =========== ===========
ACCUMULATION UNIT VALUE
    Lowest..........................  $      4.25   $       7.65  $      10.65  $      7.22 $      9.95
                                      ===========   ============  ============  =========== ===========
    Highest.........................  $      7.78   $      10.44  $      12.71  $     10.10 $     10.69
                                      ===========   ============  ============  =========== ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                 Advanced     Advanced    Advanced    Advanced    Advanced    Advanced
                                                  Series       Series      Series      Series      Series      Series
                                                  Trust         Trust       Trust       Trust       Trust       Trust
                                               Sub-Account   Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                              -------------- ----------- ----------- ----------- ----------- -----------
                                                   AST                                               AST         AST
                                                 Academic                    AST         AST      Alliance    American
                                                Strategies       AST     Aggressive   Alliance    Bernstein    Century
                                                  Asset       Advanced      Asset     Bernstein   Growth &    Income &
                                              Allocation (a) Strategies  Allocation  Core Value    Income      Growth
                                              -------------- ----------- ----------- ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $   110,916   $   41,796   $  1,087    $  2,170    $    827     $   100
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............     (143,316)     (36,883)    (1,926)       (407)       (840)        (60)
    Administrative expense...................       (1,389)        (291)       (20)         (5)         (7)         (2)
                                               -----------   ----------   --------    --------    --------     -------
    Net investment income (loss).............      (33,789)       4,622       (859)      1,758         (20)         38
                                               -----------   ----------   --------    --------    --------     -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................    8,851,993    2,775,749    113,311      52,077      22,836       1,406
    Cost of investments sold.................   11,025,638    3,305,848    154,428      66,667      30,120       1,973
                                               -----------   ----------   --------    --------    --------     -------
       Realized gains (losses) on fund
        shares...............................   (2,173,645)    (530,099)   (41,117)    (14,590)     (7,284)       (567)
Realized gain distributions..................      457,539       53,934     17,785       7,781       5,467          --
                                               -----------   ----------   --------    --------    --------     -------
    Net realized gains (losses)..............   (1,716,106)    (476,165)   (23,332)     (6,809)     (1,817)       (567)
Change in unrealized gains (losses)..........   (1,673,389)    (246,425)   (52,880)    (15,290)    (22,277)     (1,038)
                                               -----------   ----------   --------    --------    --------     -------
    Net realized and unrealized gains
     (losses) on investments.................   (3,389,495)    (722,590)   (76,212)    (22,099)    (24,094)     (1,605)
                                               -----------   ----------   --------    --------    --------     -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $(3,423,284)  $ (717,968)  $(77,071)   $(20,341)   $(24,114)    $(1,567)
                                               ===========   ==========   ========    ========    ========     =======

--------
(a)Previously known as AST Balanced Asset Allocation Portfolio

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                 Advanced     Advanced    Advanced    Advanced     Advanced    Advanced
                                                  Series       Series      Series      Series       Series      Series
                                                  Trust         Trust       Trust       Trust        Trust       Trust
                                               Sub-Account   Sub-Account Sub-Account Pub-Account  Sub-Account Sub-Account
                                              -------------- ----------- ----------- -----------  ----------- -----------
                                                                                         AST          AST         AST
                                                   AST           AST         AST       Capital        CLS         CLS
                                                 Balanced       Bond        Bond       Growth       Growth     Moderate
                                                  Asset       Portfolio   Portfolio     Asset        Asset       Asset
                                              Allocation (b)  2018 (c)    2019 (c)   Allocation   Allocation  Allocation
                                              -------------- ----------- ----------- -----------  ----------- -----------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $    28,787    $     --    $     --   $    61,086   $    154    $       5
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............      (45,506)     (4,288)       (281)      (98,782)    (1,360)      (2,843)
    Administrative expense...................         (739)       (299)        (23)         (947)        (7)        (112)
                                               -----------    --------    --------   -----------   --------    ---------
    Net investment income (loss).............      (17,458)     (4,587)       (304)      (38,643)    (1,213)      (2,950)
                                               -----------    --------    --------   -----------   --------    ---------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................    5,756,997     950,590     153,632     7,306,421    410,765      474,044
    Cost of investments sold.................    6,825,750     898,076     144,152     9,013,217    493,307      550,020
                                               -----------    --------    --------   -----------   --------    ---------
       Realized gains (losses) on fund
        shares...............................   (1,068,753)     52,514       9,480    (1,706,796)   (82,542)     (75,976)
Realized gain distributions..................      101,932          --          --       401,770        545            5
                                               -----------    --------    --------   -----------   --------    ---------
    Net realized gains (losses)..............     (966,821)     52,514       9,480    (1,305,026)   (81,997)     (75,971)
Change in unrealized gains (losses)..........     (284,136)    165,714       8,867    (1,239,015)     1,729      (35,120)
                                               -----------    --------    --------   -----------   --------    ---------
    Net realized and unrealized gains
     (losses) on investments.................   (1,250,957)    218,228      18,347    (2,544,041)   (80,268)    (111,091)
                                               -----------    --------    --------   -----------   --------    ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $(1,268,415)   $213,641    $ 18,043   $(2,582,684)  $(81,481)   $(114,041)
                                               ===========    ========    ========   ===========   ========    =========

--------
(b)Previously known as AST Conservative Asset Allocation Portfolio
(c)For the period beginning January 28, 2008 and ended December 31, 2008

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                               Advanced    Advanced    Advanced    Advanced    Advanced      Advanced
                                                Series      Series      Series      Series      Series        Series
                                                 Trust       Trust       Trust       Trust       Trust        Trust
                                              Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account  Sub-Account
                                              ----------- ----------- ----------- ----------- -----------  ------------
                                                                                                               AST
                                                  AST         AST         AST         AST         AST      First Trust
                                                Cohen &      DeAm        DeAm      Federated  First Trust    Capital
                                                Steers     Large-Cap   Small-Cap  Aggressive   Balanced    Appreciation
                                                Realty       Value     Value (d)    Growth      Target        Target
                                              ----------- ----------- ----------- ----------- -----------  ------------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $  1,332     $   455     $   92      $    --   $    75,514  $   130,874
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............      (374)       (192)       (22)        (189)      (61,105)    (184,031)
    Administrative expense...................        (5)         (3)        --           (3)         (376)      (1,463)
                                               --------     -------     ------      -------   -----------  -----------
    Net investment income (loss).............       953         260         70         (192)       14,033      (54,620)
                                               --------     -------     ------      -------   -----------  -----------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................     6,253       4,028      6,587        5,827     6,085,491   16,807,785
    Cost of investments sold.................     6,731       6,192      6,698        9,588     7,327,589   20,350,671
                                               --------     -------     ------      -------   -----------  -----------
       Realized gains (losses) on fund
        shares...............................      (478)     (2,164)      (111)      (3,761)   (1,242,098)  (3,542,886)
Realized gain distributions..................    15,221       2,878         --        3,681        63,573      136,772
                                               --------     -------     ------      -------   -----------  -----------
    Net realized gains (losses)..............    14,743         714       (111)         (80)   (1,178,525)  (3,406,114)
Change in unrealized gains (losses)..........   (30,489)     (9,151)        (9)      (8,055)     (357,780)  (2,330,234)
                                               --------     -------     ------      -------   -----------  -----------
    Net realized and unrealized gains
     (losses) on investments.................   (15,746)     (8,437)      (120)      (8,135)   (1,536,305)  (5,736,348)
                                               --------     -------     ------      -------   -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $(14,793)    $(8,177)    $  (50)     $(8,327)  $(1,522,272) $(5,790,968)
                                               ========     =======     ======      =======   ===========  ===========

--------
(d)For the period beginning January 1, 2008 and ended July 18, 2008

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                Advanced     Advanced     Advanced    Advanced    Advanced    Advanced
                                                 Series       Series       Series      Series      Series      Series
                                                  Trust        Trust       Trust        Trust       Trust       Trust
                                               Sub-Account  Sub-Account Sub-Account  Sub-Account Sub-Account Sub-Account
                                              ------------- ----------- ------------ ----------- ----------- -----------
                                                                            AST          AST         AST
                                                   AST          AST       Goldman      Goldman     Goldman
                                                  Focus       Global       Sachs        Sachs       Sachs
                                                Four Plus      Real     Concentrated   Mid-Cap    Small-Cap      AST
                                              Portfolio (e) Estate (e)     Growth      Growth       Value    High Yield
                                              ------------- ----------- ------------ ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS)
Dividends....................................    $    --        $--       $    109    $     --      $  --      $ 1,952
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............        (24)        --           (496)       (577)        (5)        (238)
    Administrative expense...................         (2)        --             (7)        (10)        (1)          (8)
                                                 -------        ---       --------    --------      -----      -------
    Net investment income (loss).............        (26)        --           (394)       (587)        (6)       1,706
                                                 -------        ---       --------    --------      -----      -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................     10,802         --         57,159      13,417          6        5,687
    Cost of investments sold.................     12,273         --         60,419      18,370          8        7,472
                                                 -------        ---       --------    --------      -----      -------
       Realized gains (losses) on fund
        shares...............................     (1,471)        --         (3,260)     (4,953)        (2)      (1,785)
Realized gain distributions..................         --         --             --      10,188         --           --
                                                 -------        ---       --------    --------      -----      -------
    Net realized gains (losses)..............     (1,471)        --         (3,260)      5,235         (2)      (1,785)
Change in unrealized gains (losses)..........        422         23        (13,435)    (30,214)      (699)      (8,111)
                                                 -------        ---       --------    --------      -----      -------
    Net realized and unrealized gains
     (losses) on investments.................     (1,049)        23        (16,695)    (24,979)      (701)      (9,896)
                                                 -------        ---       --------    --------      -----      -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................    $(1,075)       $23       $(17,089)   $(25,566)     $(707)     $(8,190)
                                                 =======        ===       ========    ========      =====      =======

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                               Advanced    Advanced     Advanced      Advanced     Advanced      Advanced
                                                Series      Series       Series        Series       Series        Series
                                                 Trust       Trust        Trust         Trust        Trust         Trust
                                              Sub-Account Sub-Account  Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                              ----------- ----------- ------------- ------------- -----------  -------------
                                                  AST         AST
                                                Horizon     Horizon                                   AST           AST
                                                Growth     Moderate        AST           AST      Investment     JPMorgan
                                                 Asset       Asset    International International    Grade     International
                                              Allocation  Allocation     Growth         Value      Bond (c)       Equity
                                              ----------- ----------- ------------- ------------- -----------  -------------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $     28    $     24     $    801      $  3,575    $        --    $  2,400
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............      (373)     (1,354)        (794)       (1,323)       (44,768)     (1,161)
    Administrative expense...................       (18)        (47)         (13)          (17)        (3,312)        (11)
                                               --------    --------     --------      --------    -----------    --------
    Net investment income (loss).............      (363)     (1,377)          (6)        2,235        (48,080)      1,228
                                               --------    --------     --------      --------    -----------    --------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   124,429     366,053       17,927        98,581     11,208,107      50,997
    Cost of investments sold.................   140,842     412,695       24,978       118,212     11,027,469      58,051
                                               --------    --------     --------      --------    -----------    --------
       Realized gains (losses) on fund
        shares...............................   (16,413)    (46,642)      (7,051)      (19,631)       180,638      (7,054)
Realized gain distributions..................        20          11       10,195        10,876             --          --
                                               --------    --------     --------      --------    -----------    --------
    Net realized gains (losses)..............   (16,393)    (46,631)       3,144        (8,755)       180,638      (7,054)
Change in unrealized gains (losses)..........       669      (2,810)     (45,166)      (50,170)       972,934     (29,682)
                                               --------    --------     --------      --------    -----------    --------
    Net realized and unrealized gains
     (losses) on investments.................   (15,724)    (49,441)     (42,022)      (58,925)     1,153,572     (36,736)
                                               --------    --------     --------      --------    -----------    --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $(16,087)   $(50,818)    $(42,028)     $(56,690)   $ 1,105,492    $(35,508)
                                               ========    ========     ========      ========    ===========    ========

--------
(c)For the period beginning January 28, 2008 and ended December 31, 2008

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                               Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                                Series      Series      Series      Series      Series      Series
                                                 Trust       Trust       Trust       Trust       Trust       Trust
                                              Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                              ----------- ----------- ----------- ----------- ----------- -----------
                                                              AST         AST
                                                  AST     Lord Abbett   Marsico       AST         AST         AST
                                               Large-Cap     Bond-      Capital   MFS Global      MFS       Mid-Cap
                                                 Value     Debenture    Growth      Equity      Growth       Value
                                              ----------- ----------- ----------- ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $    816    $  2,947    $    242    $  1,067     $    32     $   322
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............      (298)       (329)       (634)       (889)       (133)       (192)
    Administrative expense...................        (1)         (7)        (11)        (19)         (3)         (2)
                                               --------    --------    --------    --------     -------     -------
    Net investment income (loss).............       517       2,611        (403)        159        (104)        128
                                               --------    --------    --------    --------     -------     -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................    44,559      10,094      23,354      24,510       5,032      30,840
    Cost of investments sold.................    54,806      13,152      25,352      31,740       7,531      35,651
                                               --------    --------    --------    --------     -------     -------
       Realized gains (losses) on fund
        shares...............................   (10,247)     (3,058)     (1,998)     (7,230)     (2,499)     (4,811)
Realized gain distributions..................     3,033       1,253       2,563      20,694          --       1,314
                                               --------    --------    --------    --------     -------     -------
    Net realized gains (losses)..............    (7,214)     (1,805)        565      13,464      (2,499)     (3,497)
Change in unrealized gains (losses)..........    (5,081)    (11,406)    (27,879)    (43,137)     (3,291)     (3,430)
                                               --------    --------    --------    --------     -------     -------
    Net realized and unrealized gains
     (losses) on investments.................   (12,295)    (13,211)    (27,314)    (29,673)     (5,790)     (6,927)
                                               --------    --------    --------    --------     -------     -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $(11,778)   $(10,600)   $(27,717)   $(29,514)    $(5,894)    $(6,799)
                                               ========    ========    ========    ========     =======     =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                               Advanced    Advanced    Advanced    Advanced    Advanced    Advanced
                                                Series      Series      Series      Series      Series      Series
                                                 Trust       Trust       Trust       Trust       Trust       Trust
                                              Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account Sub-Account
                                              ----------- ----------- ----------- ----------- ----------- -----------
                                                              AST                                 AST
                                                           Neuberger      AST         AST       Niemann       AST
                                                           Berman /    Neuberger   Neuberger    Capital   Parametric
                                                  AST         LSV       Berman      Berman      Growth     Emerging
                                                 Money      Mid-Cap     Mid-Cap    Small-Cap     Asset      Markets
                                                Market     Value (f)    Growth      Growth    Allocation  Equity (e)
                                              ----------- ----------- ----------- ----------- ----------- -----------
NET INVESTMENT INCOME (LOSS)
Dividends....................................  $  6,278    $    601    $     --     $    --    $     --     $    --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............    (3,547)       (392)       (364)        (70)       (469)        (13)
    Administrative expense...................      (284)         (6)         (6)         (1)        (22)         (1)
                                               --------    --------    --------     -------    --------     -------
    Net investment income (loss).............     2,447         203        (370)        (71)       (491)        (14)
                                               --------    --------    --------     -------    --------     -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   528,701       7,360       6,089       3,082     121,179          14
    Cost of investments sold.................   528,701       9,380       8,594       3,113     133,119          20
                                               --------    --------    --------     -------    --------     -------
       Realized gains (losses) on fund
        shares...............................        --      (2,020)     (2,505)        (31)    (11,940)         (6)
Realized gain distributions..................        --       2,528          --          --          --          --
                                               --------    --------    --------     -------    --------     -------
    Net realized gains (losses)..............        --         508      (2,505)        (31)    (11,940)         (6)
Change in unrealized gains (losses)..........        --     (18,744)    (13,468)     (2,245)       (261)     (2,001)
                                               --------    --------    --------     -------    --------     -------
    Net realized and unrealized gains
     (losses) on investments.................        --     (18,236)    (15,973)     (2,276)    (12,201)     (2,007)
                                               --------    --------    --------     -------    --------     -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS......................  $  2,447    $(18,033)   $(16,343)    $(2,347)   $(12,692)    $(2,021)
                                               ========    ========    ========     =======    ========     =======

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(f)Previously known as AST Neuberger Berman Mid-Cap Value Portfolio


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                           Advanced     Advanced     Advanced    Advanced      Advanced     Advanced
                                            Series       Series       Series      Series        Series       Series
                                             Trust       Trust        Trust        Trust        Trust         Trust
                                          Sub-Account Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                          ----------- ------------ ------------ ----------- -------------- -----------
                                              AST                                                AST
                                             PIMCO        AST          AST          AST       Schroders
                                            Limited      PIMCO     Preservation   QMA US     Multi-Asset       AST
                                           Maturity   Total Return    Asset       Equity        World       Small-Cap
                                             Bond         Bond      Allocation   Alpha (g)  Strategies (h)   Growth
                                          ----------- ------------ ------------ ----------- -------------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................   $ 3,988     $  5,970    $   24,688   $  2,421     $   4,786      $    --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........    (1,088)      (2,242)      (41,317)      (937)       (4,298)         (35)
    Administrative expense...............       (47)         (45)         (913)       (16)          (57)          --
                                            -------     --------    ----------   --------     ---------      -------
    Net investment income (loss).........     2,853        3,683       (17,542)     1,468           431          (35)
                                            -------     --------    ----------   --------     ---------      -------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    20,279       63,688     3,052,653     59,047       515,916        6,532
    Cost of investments sold.............    20,516       64,865     3,484,995     67,761       619,024        7,567
                                            -------     --------    ----------   --------     ---------      -------
       Realized gains (losses) on
        fund shares......................      (237)      (1,177)     (432,342)    (8,714)     (103,108)      (1,035)
Realized gain distributions..............        --          868        97,657         --        24,397           --
                                            -------     --------    ----------   --------     ---------      -------
    Net realized gains (losses)..........      (237)        (309)     (334,685)    (8,714)      (78,711)      (1,035)
Change in unrealized gains (losses)......    (6,259)     (11,705)     (332,203)   (28,090)       (4,800)         (13)
                                            -------     --------    ----------   --------     ---------      -------
    Net realized and unrealized gains
     (losses) on investments.............    (6,496)     (12,014)     (666,888)   (36,804)      (83,511)      (1,048)
                                            -------     --------    ----------   --------     ---------      -------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................   $(3,643)    $ (8,331)   $ (684,430)  $(35,336)    $ (83,080)     $(1,083)
                                            =======     ========    ==========   ========     =========      =======

--------
(g)Previously known as AST AllianceBernstein Managed Index 500 Portfolio
(h)Previously known as AST American Century Strategic Allocation Portfolio

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                           Advanced     Advanced      Advanced      Advanced      Advanced     Advanced
                                            Series       Series        Series        Series        Series       Series
                                             Trust        Trust         Trust         Trust         Trust        Trust
                                          Sub-Account  Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account
                                          ----------- ------------- ------------- ------------- ------------- -----------
                                                           AST                         AST           AST
                                              AST     T. Rowe Price      AST      T. Rowe Price T. Rowe Price     AST
                                           Small-Cap      Asset     T. Rowe Price   Large-Cap      Natural    UBS Dynamic
                                             Value     Allocation    Global Bond     Growth       Resources      Alpha
                                          ----------- ------------- ------------- ------------- ------------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $    456    $   104,342     $ 2,565      $     88      $    584    $    7,100
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (555)       (94,091)       (557)         (483)       (1,268)      (40,149)
    Administrative expense...............        (6)          (788)        (14)           (6)          (18)         (423)
                                           --------    -----------     -------      --------      --------    ----------
    Net investment income (loss).........      (105)         9,463       1,994          (401)         (702)      (33,472)
                                           --------    -----------     -------      --------      --------    ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..................    22,205      7,261,054      35,938        52,979        20,564     4,655,227
    Cost of investments sold.............    28,687      8,680,596      38,855        57,769        25,995     5,200,134
                                           --------    -----------     -------      --------      --------    ----------
       Realized gains (losses) on
        fund shares......................    (6,482)    (1,419,542)     (2,917)       (4,790)       (5,431)     (544,907)
Realized gain distributions..............     4,380        216,172       1,581            --         9,029        97,635
                                           --------    -----------     -------      --------      --------    ----------
    Net realized gains (losses)..........    (2,102)    (1,203,370)     (1,336)       (4,790)        3,598      (447,272)
Change in unrealized gains
 (losses)................................    (9,676)      (553,539)     (4,614)      (10,603)      (70,061)     (126,446)
                                           --------    -----------     -------      --------      --------    ----------
    Net realized and unrealized gains
     (losses) on investments.............   (11,778)    (1,756,909)     (5,950)      (15,393)      (66,463)     (573,718)
                                           --------    -----------     -------      --------      --------    ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(11,883)   $(1,747,446)    $(3,956)     $(15,794)     $(67,165)   $ (607,190)
                                           ========    ===========     =======      ========      ========    ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                            Franklin
                                           Templeton
                                            Variable     AIM Variable  AIM Variable  AIM Variable  AIM Variable  AIM Variable
                                           Insurance      Insurance     Insurance     Insurance     Insurance     Insurance
                                         Products Trust     Funds         Funds         Funds         Funds         Funds
                                          Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                         -------------- -------------- ------------  ------------  ------------  ------------
                                            Franklin
                                           Templeton
                                          VIP Founding                                AIM V. I.     AIM V. I.
                                             Funds        AIM V. I.     AIM V. I.      Capital       Capital      AIM V. I.
                                         Allocation (i) Basic Balanced Basic Value   Appreciation  Development   Core Equity
                                         -------------- -------------- ------------  ------------  ------------  ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................   $   35,937    $  1,182,697  $    130,046  $         --  $         --  $  3,008,675
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk..........      (12,939)       (343,967)     (202,609)   (1,509,351)     (183,325)   (1,899,466)
    Administrative expense..............         (288)        (52,528)      (30,094)     (211,604)      (26,633)     (270,514)
                                           ----------    ------------  ------------  ------------  ------------  ------------
    Net investment income
     (loss).............................       22,710         786,202      (102,657)   (1,720,955)     (209,958)      838,695
                                           ----------    ------------  ------------  ------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................    2,685,143      10,119,075     5,871,142    29,990,858     4,479,569    42,557,074
    Cost of investments sold............    3,115,025      11,447,230     6,318,203    31,937,326     4,232,950    40,179,344
                                           ----------    ------------  ------------  ------------  ------------  ------------
       Realized gains (losses) on
        fund shares.....................     (429,882)     (1,328,155)     (447,061)   (1,946,468)      246,619     2,377,730
Realized gain distributions.............       34,738              --     2,813,185            --     1,743,486            --
                                           ----------    ------------  ------------  ------------  ------------  ------------
    Net realized gains (losses).........     (395,144)     (1,328,155)    2,366,124    (1,946,468)    1,990,105     2,377,730
Change in unrealized gains
 (losses)...............................     (158,649)    (12,431,727)  (13,115,524)  (60,709,415)  (10,700,350)  (55,044,098)
                                           ----------    ------------  ------------  ------------  ------------  ------------
    Net realized and unrealized
     gains (losses) on
     investments........................     (553,793)    (13,759,882)  (10,749,400)  (62,655,883)   (8,710,245)  (52,666,368)
                                           ----------    ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................   $ (531,083)   $(12,973,680) $(10,852,057) $(64,376,838) $ (8,920,203) $(51,827,673)
                                           ==========    ============  ============  ============  ============  ============

--------
(i)For the period beginning May 1, 2008 and ended December 31, 2008

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                              AIM          AIM         AIM           AIM          AIM          AIM
                                           Variable     Variable    Variable      Variable     Variable     Variable
                                           Insurance    Insurance   Insurance     Insurance    Insurance    Insurance
                                             Funds        Funds       Funds         Funds        Funds        Funds
                                          Sub-Account  Sub-Account Sub-Account   Sub-Account  Sub-Account  Sub-Account
                                          -----------  ----------- -----------  ------------- -----------  -----------
                                           AIM V. I.    AIM V. I.                 AIM V. I.    AIM V. I.    AIM V. I.
                                          Diversified  Government   AIM V. I.   International  Large Cap     Mid Cap
                                            Income     Securities  High Yield      Growth       Growth     Core Equity
                                          -----------  ----------- -----------  ------------- -----------  -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................ $ 1,184,961  $  824,690  $   716,964  $    209,915  $     1,390  $   269,138
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........    (179,836)   (283,521)     (99,851)     (522,487)    (162,174)    (235,291)
    Administrative expense...............     (25,181)    (46,626)     (14,855)      (65,192)     (24,060)     (35,334)
                                          -----------  ----------  -----------  ------------  -----------  -----------
    Net investment income (loss).........     979,944     494,543      602,258      (377,764)    (184,844)      (1,487)
                                          -----------  ----------  -----------  ------------  -----------  -----------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................   5,801,077   7,353,975    2,799,293    12,334,822    4,548,271    6,681,640
    Cost of investments sold.............   7,223,411   7,007,783    3,360,648     9,218,419    4,425,469    6,411,839
                                          -----------  ----------  -----------  ------------  -----------  -----------
       Realized gains (losses) on
        fund shares......................  (1,422,334)    346,192     (561,355)    3,116,403      122,802      269,801
Realized gain distributions..............          --          --           --       507,601           --    1,957,252
                                          -----------  ----------  -----------  ------------  -----------  -----------
    Net realized gains (losses)..........  (1,422,334)    346,192     (561,355)    3,624,004      122,802    2,227,053
Change in unrealized gains (losses)......  (2,134,406)  1,496,249   (2,318,399)  (24,566,029)  (6,243,875)  (8,150,080)
                                          -----------  ----------  -----------  ------------  -----------  -----------
    Net realized and unrealized gains
     (losses) on investments.............  (3,556,740)  1,842,441   (2,879,754)  (20,942,025)  (6,121,073)  (5,923,027)
                                          -----------  ----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................. $(2,576,796) $2,336,984  $(2,277,496) $(21,319,789) $(6,305,917) $(5,924,514)
                                          ===========  ==========  ===========  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                 AIM Variable  AIM Variable   AIM Variable
                                          AIM Variable AIM Variable AIM Variable  Insurance     Insurance       Insurance
                                           Insurance    Insurance    Insurance      Funds         Funds           Funds
                                             Funds        Funds        Funds      Series II     Series II       Series II
                                          Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account     Sub-Account
                                          ------------ ------------ ------------ ------------ -------------- ---------------
                                                                                  AIM V. I.                     AIM V. I.
                                           AIM V. I.    AIM V. I.    AIM V. I.      Basic       AIM V. I.        Capital
                                          Money Market  Technology   Utilities   Balanced II  Basic Value II Appreciation II
                                          ------------ ------------ ------------ ------------ -------------- ---------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................ $   464,806  $        --  $   270,619   $  55,743    $     68,501    $        --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........    (276,062)     (40,084)    (133,802)    (18,781)       (195,869)       (75,199)
    Administrative expense...............     (41,925)      (6,367)     (18,789)     (3,152)        (42,721)       (16,695)
                                          -----------  -----------  -----------   ---------    ------------    -----------
    Net investment income (loss).........     146,819      (46,451)     118,028      33,810        (170,089)       (91,894)
                                          -----------  -----------  -----------   ---------    ------------    -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................  15,999,110    1,223,091    3,290,403     286,780       2,806,211      1,308,042
    Cost of investments sold.............  15,999,110    1,173,971    2,686,274     271,890       3,192,493      1,187,855
                                          -----------  -----------  -----------   ---------    ------------    -----------
       Realized gains (losses) on
        fund shares......................          --       49,120      604,129      14,890        (386,282)       120,187
Realized gain distributions..............          --           --      994,338          --       2,664,339             --
                                          -----------  -----------  -----------   ---------    ------------    -----------
    Net realized gains (losses)..........          --       49,120    1,598,467      14,890       2,278,057        120,187
Change in unrealized gains (losses)......          --   (1,872,573)  (5,924,660)   (682,242)    (11,711,986)    (3,138,788)
                                          -----------  -----------  -----------   ---------    ------------    -----------
    Net realized and unrealized gains
     (losses) on investments.............          --   (1,823,453)  (4,326,193)   (667,352)     (9,433,929)    (3,018,601)
                                          -----------  -----------  -----------   ---------    ------------    -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................. $   146,819  $(1,869,904) $(4,208,165)  $(633,542)   $ (9,604,018)   $(3,110,495)
                                          ===========  ===========  ===========   =========    ============    ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                       AIM Variable   AIM Variable  AIM Variable AIM Variable  AIM Variable  AIM Variable
                                        Insurance      Insurance     Insurance     Insurance     Insurance     Insurance
                                          Funds          Funds         Funds         Funds         Funds         Funds
                                        Series II      Series II     Series II     Series II     Series II     Series II
                                       Sub-Account    Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                      -------------- -------------- ------------ ------------- ------------- -------------
                                        AIM V. I.                    AIM V. I.     AIM V. I.                   AIM V. I.
                                         Capital       AIM V. I.    Diversified   Government     AIM V. I.   International
                                      Development II Core Equity II  Income II   Securities II High Yield II   Growth II
                                      -------------- -------------- ------------ ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $      --     $    66,330    $  39,057     $ 80,954      $  48,275     $   4,764
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......      (7,143)        (50,776)      (5,739)     (30,537)        (7,002)      (14,926)
    Administrative expense...........      (1,280)        (11,908)      (1,084)      (6,611)          (980)       (2,529)
                                        ---------     -----------    ---------     --------      ---------     ---------
    Net investment income
     (loss)..........................      (8,423)          3,646       32,234       43,806         40,293       (12,691)
                                        ---------     -----------    ---------     --------      ---------     ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      98,710         812,420      138,457      292,073        240,808       390,499
    Cost of investments sold.........      93,128         761,620      166,616      288,056        275,234       290,457
                                        ---------     -----------    ---------     --------      ---------     ---------
       Realized gains (losses)
        on fund shares...............       5,582          50,800      (28,159)       4,017        (34,426)      100,042
Realized gain distributions..........      68,812              --           --           --             --        13,850
                                        ---------     -----------    ---------     --------      ---------     ---------
    Net realized gains (losses)......      74,394          50,800      (28,159)       4,017        (34,426)      113,892
Change in unrealized gains
 (losses)............................    (389,265)     (1,336,017)     (80,713)     154,448       (167,357)     (681,650)
                                        ---------     -----------    ---------     --------      ---------     ---------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (314,871)     (1,285,217)    (108,872)     158,465       (201,783)     (567,758)
                                        ---------     -----------    ---------     --------      ---------     ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(323,294)    $(1,281,571)   $ (76,638)    $202,271      $(161,490)    $(580,449)
                                        =========     ===========    =========     ========      =========     =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                                               Alliance
                                         AIM Variable  AIM Variable  AIM Variable AIM Variable  AIM Variable   Bernstein
                                          Insurance     Insurance     Insurance     Insurance    Insurance     Variable
                                            Funds         Funds         Funds         Funds        Funds        Product
                                          Series II     Series II     Series II     Series II    Series II    Series Fund
                                         Sub-Account   Sub-Account   Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                         ------------ -------------- ------------ ------------- ------------ ------------
                                          AIM V. I.     AIM V. I.     AIM V. I.                                Alliance
                                          Large Cap      Mid Cap        Money       AIM V. I.    AIM V. I.     Bernstein
                                          Growth II   Core Equity II  Market II   Technology II Utilities II  VPS Growth
                                         ------------ -------------- ------------ ------------- ------------ ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................  $      --    $    65,793     $ 38,175     $     --     $  19,372   $         --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........    (11,144)       (74,260)     (27,424)      (1,043)       (9,953)      (545,161)
    Administrative expense..............     (1,710)       (14,957)      (4,016)        (181)       (1,538)      (101,262)
                                          ---------    -----------     --------     --------     ---------   ------------
    Net investment income (loss)........    (12,854)       (23,424)       6,735       (1,224)        7,881       (646,423)
                                          ---------    -----------     --------     --------     ---------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................    147,608      1,444,961      529,894       33,361       203,432     12,173,880
    Cost of investments sold............    138,485      1,413,754      529,894       35,019       177,871     11,994,146
                                          ---------    -----------     --------     --------     ---------   ------------
       Realized gains (losses) on
        fund shares.....................      9,123         31,207           --       (1,658)       25,561        179,734
Realized gain distributions.............         --        582,390           --           --        80,902             --
                                          ---------    -----------     --------     --------     ---------   ------------
    Net realized gains (losses).........      9,123        613,597           --       (1,658)      106,463        179,734
Change in unrealized gains
 (losses)...............................   (400,710)    (2,323,511)          --      (43,739)     (421,041)   (20,707,289)
                                          ---------    -----------     --------     --------     ---------   ------------
    Net realized and unrealized
     gains (losses) on
     investments........................   (391,587)    (1,709,914)          --      (45,397)     (314,578)   (20,527,555)
                                          ---------    -----------     --------     --------     ---------   ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................  $(404,441)   $(1,733,338)    $  6,735     $(46,621)    $(306,697)  $(21,173,978)
                                          =========    ===========     ========     ========     =========   ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                            Alliance      Alliance      Alliance      Alliance      Alliance      Alliance
                                            Bernstein     Bernstein     Bernstein     Bernstein     Bernstein     Bernstein
                                            Variable      Variable      Variable      Variable      Variable      Variable
                                             Product       Product       Product       Product       Product       Product
                                           Series Fund   Series Fund   Series Fund   Series Fund   Series Fund   Series Fund
                                           Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                          ------------- ------------- ------------- ------------- ------------- -------------
                                            Alliance      Alliance      Alliance      Alliance      Alliance
                                          Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS Bernstein VPS   Alliance
                                            Growth &    International   Large Cap     Small/Mid      Utility    Bernstein VPS
                                             Income         Value        Growth       Cap Value      Income         Value
                                          ------------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................ $  2,092,373  $    289,633  $         --  $    156,245   $   183,679   $    63,508
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........   (1,630,015)     (441,884)     (401,545)     (470,749)      (96,912)      (39,844)
    Administrative expense...............     (282,008)      (85,123)      (73,870)     (101,051)      (20,540)       (7,802)
                                          ------------  ------------  ------------  ------------   -----------   -----------
    Net investment income (loss).........      180,350      (237,374)     (475,415)     (415,555)       66,227        15,862
                                          ------------  ------------  ------------  ------------   -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..................   34,576,928     7,008,300     8,247,764    10,787,671     2,429,752       683,850
    Cost of investments sold.............   39,539,386     8,135,953     8,320,009    11,717,424     2,646,823       883,417
                                          ------------  ------------  ------------  ------------   -----------   -----------
       Realized gains (losses) on
        fund shares......................   (4,962,458)   (1,127,653)      (72,245)     (929,753)     (217,071)     (199,567)
Realized gain distributions..............   21,588,965     2,072,118            --     3,679,915       834,035       161,918
                                          ------------  ------------  ------------  ------------   -----------   -----------
    Net realized gains (losses)..........   16,626,507       944,465       (72,245)    2,750,162       616,964       (37,649)
Change in unrealized gains (losses)......  (77,351,929)  (22,997,660)  (13,611,973)  (15,783,343)   (3,657,462)   (1,449,111)
                                          ------------  ------------  ------------  ------------   -----------   -----------
    Net realized and unrealized gains
     (losses) on investments.............  (60,725,422)  (22,053,195)  (13,684,218)  (13,033,181)   (3,040,498)   (1,486,760)
                                          ------------  ------------  ------------  ------------   -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................. $(60,545,072) $(22,290,569) $(14,159,633) $(13,448,736)  $(2,974,271)  $(1,470,898)
                                          ============  ============  ============  ============   ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                           Dreyfus
                                            American      Socially                   Dreyfus      Dreyfus
                                             Century     Responsible                 Variable     Variable       DWS
                                            Variable       Growth    Dreyfus Stock  Investment   Investment   Variable
                                         Portfolios, Inc Fund, Inc.   Index Fund       Fund         Fund      Series I
                                           Sub-Account   Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                         --------------- ----------- ------------- ------------ ------------ -----------
                                                           Dreyfus
                                            American      Socially
                                             Century     Responsible Dreyfus Stock VIF Growth &     VIF          DWS
                                           VP Balanced   Growth Fund  Index Fund      Income    Money Market Bond VIP A
                                         --------------- ----------- ------------- ------------ ------------ -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................     $   551      $    989     $  18,248    $   1,110    $   25,993   $  37,016
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........        (280)         (996)      (11,760)      (1,981)      (14,851)     (2,598)
    Administrative expense..............         (32)          (96)       (1,436)        (280)       (2,692)     (1,953)
                                             -------      --------     ---------    ---------    ----------   ---------
    Net investment income (loss)........         239          (103)        5,052       (1,151)        8,450      32,465
                                             -------      --------     ---------    ---------    ----------   ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................       1,020       123,363       378,578       25,305     2,040,852     239,220
    Cost of investments sold............       1,307       110,903       320,035       25,416     2,040,852     253,456
                                             -------      --------     ---------    ---------    ----------   ---------
       Realized gains (losses) on
        fund shares.....................        (287)       12,460        58,543         (111)           --     (14,236)
Realized gain distributions.............       1,596            --            --       20,930            --          --
                                             -------      --------     ---------    ---------    ----------   ---------
    Net realized gains (losses).........       1,309        12,460        58,543       20,819            --     (14,236)
Change in unrealized gains
 (losses)...............................      (6,640)      (28,794)     (448,429)    (104,057)           --    (126,016)
                                             -------      --------     ---------    ---------    ----------   ---------
    Net realized and unrealized
     gains (losses) on
     investments........................      (5,331)      (16,334)     (389,886)     (83,238)           --    (140,252)
                                             -------      --------     ---------    ---------    ----------   ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................     $(5,092)     $(16,437)    $(384,834)   $ (84,389)   $    8,450   $(107,787)
                                             =======      ========     =========    =========    ==========   =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                             DWS           DWS          DWS           DWS          DWS         DWS
                                           Variable     Variable      Variable     Variable     Variable     Variable
                                           Series I     Series I      Series I     Series I     Series II   Series II
                                         Sub-Account   Sub-Account  Sub-Account   Sub-Account  Sub-Account Sub-Account
                                         ------------ ------------- ------------ ------------- ----------- ------------
                                                           DWS
                                             DWS         Global         DWS           DWS          DWS         DWS
                                           Capital    Opportunities  Growth and  International  Balanced   Money Market
                                         Growth VIP A     VIP A     Income VIP A     VIP A      VIP A II     VIP A II
                                         ------------ ------------- ------------ ------------- ----------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................  $  15,567    $     3,647   $  10,731     $  10,279    $  69,553    $ 25,805
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk..........     (5,977)        (5,404)     (2,155)       (2,858)      (7,210)     (3,801)
    Administrative expense..............     (4,555)        (4,130)     (1,639)       (2,180)      (5,478)     (2,888)
                                          ---------    -----------   ---------     ---------    ---------    --------
    Net investment income (loss)........      5,035         (5,887)      6,937         5,241       56,865      19,116
                                          ---------    -----------   ---------     ---------    ---------    --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................    237,463        179,652      10,525       147,533      191,365     284,460
    Cost of investments sold............    229,848        190,166      12,723       157,965      213,219     284,460
                                          ---------    -----------   ---------     ---------    ---------    --------
       Realized gains (losses) on
        fund shares.....................      7,615        (10,514)     (2,198)      (10,432)     (21,854)         --
Realized gain distributions.............         --        233,139     126,480       133,672           --          --
                                          ---------    -----------   ---------     ---------    ---------    --------
    Net realized gains (losses).........      7,615        222,625     124,282       123,240      (21,854)         --
Change in unrealized gains
 (losses)...............................   (563,985)    (1,027,131)   (376,024)     (547,080)    (592,176)         --
                                          ---------    -----------   ---------     ---------    ---------    --------
    Net realized and unrealized
     gains (losses) on
     investments........................   (556,370)      (804,506)   (251,742)     (423,840)    (614,030)         --
                                          ---------    -----------   ---------     ---------    ---------    --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................  $(551,335)   $  (810,393)  $(244,805)    $(418,599)   $(557,165)   $ 19,116
                                          =========    ===========   =========     =========    =========    ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                  Fidelity      Fidelity      Fidelity      Fidelity
                                          DWS       Federated     Variable      Variable      Variable      Variable
                                       Variable     Insurance     Insurance     Insurance     Insurance     Insurance
                                       Series II     Series     Products Fund Products Fund Products Fund Products Fund
                                      Sub-Account  Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                      ----------- ------------- ------------- ------------- ------------- -------------
                                          DWS
                                       Small Cap    Federated
                                        Growth        Prime          VIP           VIP                         VIP
                                       VIP A II   Money Fund II  Contrafund   Equity-Income  VIP Growth    High Income
                                      ----------- ------------- ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $      --   $  237,254    $    93,570   $   36,291    $    41,879   $  142,720
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................     (1,668)    (117,157)      (123,534)     (20,593)       (65,942)     (22,276)
    Administrative expense...........     (1,269)     (15,328)       (15,094)      (2,920)        (8,471)      (2,575)
                                       ---------   ----------    -----------   ----------    -----------   ----------
    Net investment income
     (loss)..........................     (2,937)     104,769        (45,058)      12,778        (32,534)     117,869
                                       ---------   ----------    -----------   ----------    -----------   ----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     26,225    5,198,522      2,915,612      969,728      1,369,527      867,911
    Cost of investments sold.........     39,100    5,198,522      3,391,200    1,123,168      1,452,086    1,029,144
                                       ---------   ----------    -----------   ----------    -----------   ----------
       Realized gains (losses)
        on fund shares...............    (12,875)          --       (475,588)    (153,440)       (82,559)    (161,233)
Realized gain distributions..........         --           --        322,449        2,041             --           --
                                       ---------   ----------    -----------   ----------    -----------   ----------
    Net realized gains
     (losses)........................    (12,875)          --       (153,139)    (151,399)       (82,559)    (161,233)
Change in unrealized gains
 (losses)............................   (245,822)          --     (5,299,776)    (757,711)    (3,143,691)    (458,096)
                                       ---------   ----------    -----------   ----------    -----------   ----------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (258,697)          --     (5,452,915)    (909,110)    (3,226,250)    (619,329)
                                       ---------   ----------    -----------   ----------    -----------   ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(261,634)  $  104,769    $(5,497,973)  $ (896,332)   $(3,258,784)  $ (501,460)
                                       =========   ==========    ===========   ==========    ===========   ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                    Fidelity          Fidelity
                                        Fidelity      Fidelity      Fidelity        Variable          Variable
                                        Variable      Variable      Variable        Insurance         Insurance
                                        Insurance     Insurance     Insurance     Products Fund     Products Fund
                                      Products Fund Products Fund Products Fund (Service Class 2) (Service Class 2)
                                       Sub-Account   Sub-Account   Sub-Account     Sub-Account       Sub-Account
                                      ------------- ------------- ------------- ----------------- -----------------
                                                         VIP                        VIP Asset            VIP
                                                     Investment        VIP       Manager Growth      Contrafund
                                      VIP Index 500  Grade Bond     Overseas    (Service Class 2) (Service Class 2)
                                      ------------- ------------- ------------- ----------------- -----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $   141,412   $  136,628    $    56,014      $    928        $    719,873
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................      (86,613)     (36,911)       (29,872)         (720)         (1,235,995)
    Administrative expense...........      (10,314)      (3,803)        (3,292)          (58)           (221,729)
                                       -----------   ----------    -----------      --------        ------------
    Net investment income
     (loss)..........................       44,485       95,914         22,850           150            (737,851)
                                       -----------   ----------    -----------      --------        ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    2,222,334    1,291,352      1,151,044         3,087          17,424,450
    Cost of investments sold.........    2,168,353    1,353,674      1,181,957         3,502          25,105,494
                                       -----------   ----------    -----------      --------        ------------
       Realized gains (losses)
        on fund shares...............       53,981      (62,322)       (30,913)         (415)         (7,681,044)
Realized gain distributions..........       84,946        2,653        349,653            43           2,648,926
                                       -----------   ----------    -----------      --------        ------------
    Net realized gains
     (losses)........................      138,927      (59,669)       318,740          (372)         (5,032,118)
Change in unrealized gains
 (losses)............................   (3,403,803)    (180,369)    (1,691,054)      (24,019)        (43,134,239)
                                       -----------   ----------    -----------      --------        ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (3,264,876)    (240,038)    (1,372,314)      (24,391)        (48,166,357)
                                       -----------   ----------    -----------      --------        ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(3,220,391)  $ (144,124)   $(1,349,464)     $(24,241)       $(48,904,208)
                                       ===========   ==========    ===========      ========        ============

                                          Fidelity
                                          Variable
                                          Insurance
                                        Products Fund
                                      (Service Class 2)
                                         Sub-Account
                                      -----------------
                                             VIP
                                        Equity-Income
                                      (Service Class 2)
                                      -----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................    $    39,287
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................        (32,291)
    Administrative expense...........         (4,000)
                                         -----------
    Net investment income
     (loss)..........................          2,996
                                         -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      1,359,185
    Cost of investments sold.........      1,551,921
                                         -----------
       Realized gains (losses)
        on fund shares...............       (192,736)
Realized gain distributions..........          2,971
                                         -----------
    Net realized gains
     (losses)........................       (189,765)
Change in unrealized gains
 (losses)............................       (981,386)
                                         -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................     (1,171,151)
                                         -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................    $(1,168,155)
                                         ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                    Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                                    Variable          Variable          Variable          Variable          Variable
                                    Insurance         Insurance         Insurance         Insurance         Insurance
                                  Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                                (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                   Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                                ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                         VIP Freedom           VIP
                                   VIP Freedom       VIP Freedom       VIP Freedom         Income           Growth &
                                 2010 Portfolio    2020 Portfolio    2030 Portfolio       Portfolio          Income
                                (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................    $   281,018       $   168,621       $    56,585       $   94,661        $   118,492
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................       (113,975)          (89,058)          (35,525)         (42,947)          (171,786)
    Administrative
     expense...................        (20,912)          (15,765)           (5,425)          (7,042)           (33,213)
                                   -----------       -----------       -----------       ----------        -----------
    Net investment income
     (loss)....................        146,131            63,798            15,635           44,672            (86,507)
                                   -----------       -----------       -----------       ----------        -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........      2,736,898         2,551,999           481,104        1,533,647          2,330,673
    Cost of investments
     sold......................      3,105,756         3,087,212           601,526        1,640,295          2,723,773
                                   -----------       -----------       -----------       ----------        -----------
       Realized gains
        (losses) on fund
        shares.................       (368,858)         (535,213)         (120,422)        (106,648)          (393,100)
Realized gain distributions....        362,899           356,430           199,895           51,025          1,341,003
                                   -----------       -----------       -----------       ----------        -----------
    Net realized gains
     (losses)..................         (5,959)         (178,783)           79,473          (55,623)           947,903
Change in unrealized gains
 (losses)......................     (2,842,962)       (2,617,372)       (1,292,595)        (366,694)        (7,235,910)
                                   -----------       -----------       -----------       ----------        -----------
    Net realized and
     unrealized gains
     (losses) on
     investments...............     (2,848,921)       (2,796,155)       (1,213,122)        (422,317)        (6,288,007)
                                   -----------       -----------       -----------       ----------        -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................    $(2,702,790)      $(2,732,357)      $(1,197,487)      $ (377,645)       $(6,374,514)
                                   ===========       ===========       ===========       ==========        ===========

                                    Fidelity
                                    Variable
                                    Insurance
                                  Products Fund
                                (Service Class 2)
                                   Sub-Account
                                -----------------


                                   VIP Growth
                                (Service Class 2)
                                -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................     $   3,288
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................        (8,921)
    Administrative
     expense...................        (1,035)
                                    ---------
    Net investment income
     (loss)....................        (6,668)
                                    ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........       283,367
    Cost of investments
     sold......................       275,440
                                    ---------
       Realized gains
        (losses) on fund
        shares.................         7,927
Realized gain distributions....            --
                                    ---------
    Net realized gains
     (losses)..................         7,927
Change in unrealized gains
 (losses)......................      (379,655)
                                    ---------
    Net realized and
     unrealized gains
     (losses) on
     investments...............      (371,728)
                                    ---------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................     $(378,396)
                                    =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                    Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                                    Variable          Variable          Variable          Variable          Variable
                                    Insurance         Insurance         Insurance         Insurance         Insurance
                                  Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                                (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                   Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                                ----------------- ----------------- ----------------- ----------------- -----------------
                                       VIP            VIP High                         VIP Investment
                                  Growth Stock         Income         VIP Index 500      Grade Bond        VIP MidCap
                                (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2) (Service Class 2)
                                ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................     $      --        $   730,401       $   163,481         $   705        $     61,523
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................       (21,313)          (128,781)         (100,895)           (208)           (351,483)
    Administrative
     expense...................        (4,128)           (24,431)          (16,615)            (15)            (63,412)
                                    ---------        -----------       -----------         -------        ------------
    Net investment income
     (loss)....................       (25,441)           577,189            45,971             482            (353,372)
                                    ---------        -----------       -----------         -------        ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........       512,418          3,288,080         1,628,410          10,003           7,349,543
    Cost of investments
     sold......................       656,773          3,720,694         1,830,932          10,872           9,209,402
                                    ---------        -----------       -----------         -------        ------------
       Realized gains
        (losses) on fund
        shares.................      (144,355)          (432,614)         (202,522)           (869)         (1,859,859)
Realized gain distributions....            --                 --            83,136              14           4,515,394
                                    ---------        -----------       -----------         -------        ------------
    Net realized gains
     (losses)..................      (144,355)          (432,614)         (119,386)           (855)          2,655,535
Change in unrealized gains
 (losses)......................      (797,283)        (2,600,104)       (3,322,645)           (211)        (14,348,074)
                                    ---------        -----------       -----------         -------        ------------
    Net realized and
     unrealized gains
     (losses) on
     investments...............      (941,638)        (3,032,718)       (3,442,031)         (1,066)        (11,692,539)
                                    ---------        -----------       -----------         -------        ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................     $(967,079)       $(2,455,529)      $(3,396,060)        $  (584)       $(12,045,911)
                                    =========        ===========       ===========         =======        ============

                                    Fidelity
                                    Variable
                                    Insurance
                                  Products Fund
                                (Service Class 2)
                                   Sub-Account
                                -----------------
                                    VIP Money
                                     Market
                                (Service Class 2)
                                -----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................    $   396,205
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................       (204,935)
    Administrative
     expense...................        (50,870)
                                   -----------
    Net investment income
     (loss)....................        140,400
                                   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........     12,855,416
    Cost of investments
     sold......................     12,855,416
                                   -----------
       Realized gains
        (losses) on fund
        shares.................             --
Realized gain distributions....             --
                                   -----------
    Net realized gains
     (losses)..................             --
Change in unrealized gains
 (losses)......................             --
                                   -----------
    Net realized and
     unrealized gains
     (losses) on
     investments...............             --
                                   -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................    $   140,400
                                   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Fidelity         Franklin       Franklin        Franklin         Franklin
                                          Variable        Templeton      Templeton        Templeton       Templeton
                                          Insurance        Variable       Variable        Variable         Variable
                                        Products Fund     Insurance      Insurance        Insurance       Insurance
                                      (Service Class 2) Products Trust Products Trust  Products Trust   Products Trust
                                         Sub-Account     Sub-Account    Sub-Account      Sub-Account     Sub-Account
                                      ----------------- -------------- -------------- ----------------- --------------
                                                           Franklin       Franklin
                                                           Flex Cap      Growth and                        Franklin
                                        VIP Overseas        Growth         Income       Franklin High       Income
                                      (Service Class 2)   Securities     Securities   Income Securities   Securities
                                      ----------------- -------------- -------------- ----------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................     $   5,324      $     5,515    $  1,995,468     $   968,048     $ 14,038,354
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................        (2,774)         (66,840)       (832,897)       (135,798)      (3,541,387)
    Administrative expense...........          (274)         (12,740)       (157,721)        (26,641)        (582,065)
                                          ---------      -----------    ------------     -----------     ------------
    Net investment income
     (loss)..........................         2,276          (74,065)      1,004,850         805,609        9,914,902
                                          ---------      -----------    ------------     -----------     ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............        30,213        1,084,264      15,645,220       3,069,401       75,862,756
    Cost of investments sold.........        40,443        1,067,067      19,586,660       3,415,161       84,680,484
                                          ---------      -----------    ------------     -----------     ------------
       Realized gains (losses)
        on fund shares...............       (10,230)          17,197      (3,941,440)       (345,760)      (8,817,728)
Realized gain distributions..........        16,982               --       5,522,951              --        5,878,179
                                          ---------      -----------    ------------     -----------     ------------
    Net realized gains
     (losses)........................         6,752           17,197       1,581,511        (345,760)      (2,939,549)
Change in unrealized gains
 (losses)............................      (128,206)      (1,936,776)    (29,021,121)     (3,012,907)     (94,024,615)
                                          ---------      -----------    ------------     -----------     ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................      (121,454)      (1,919,579)    (27,439,610)     (3,358,667)     (96,964,164)
                                          ---------      -----------    ------------     -----------     ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................     $(119,178)     $(1,993,644)   $(26,434,760)    $(2,553,058)    $(87,049,262)
                                          =========      ===========    ============     ===========     ============

                                         Franklin
                                        Templeton
                                         Variable
                                        Insurance
                                      Products Trust
                                       Sub-Account
                                      --------------
                                         Franklin
                                        Large Cap
                                          Growth
                                        Securities
                                      --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $    835,399
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................      (868,127)
    Administrative expense...........      (148,991)
                                       ------------
    Net investment income
     (loss)..........................      (181,719)
                                       ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    12,235,232
    Cost of investments sold.........    14,265,981
                                       ------------
       Realized gains (losses)
        on fund shares...............    (2,030,749)
Realized gain distributions..........     4,295,764
                                       ------------
    Net realized gains
     (losses)........................     2,265,015
Change in unrealized gains
 (losses)............................   (29,065,414)
                                       ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (26,800,399)
                                       ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(26,982,118)
                                       ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                             Franklin       Franklin       Franklin       Franklin       Franklin
                                            Templeton      Templeton      Templeton      Templeton      Templeton
                                             Variable       Variable       Variable       Variable       Variable
                                            Insurance      Insurance      Insurance      Insurance      Insurance
                                          Products Trust Products Trust Products Trust Products Trust Products Trust
                                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                          -------------- -------------- -------------- -------------- --------------
                                                            Franklin
                                             Franklin        Small
                                            Small Cap       Mid-Cap                        Mutual
                                              Value          Growth     Franklin U.S.    Discovery    Mutual Shares
                                            Securities     Securities     Government     Securities     Securities
                                          -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $    600,318   $        --    $ 1,750,433    $    638,827   $  4,866,151
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (704,793)      (35,036)      (497,450)       (397,425)    (2,305,215)
    Administrative expense...............      (128,388)       (6,861)       (89,792)        (68,588)      (400,334)
                                           ------------   -----------    -----------    ------------   ------------
    Net investment income (loss).........      (232,863)      (41,897)     1,163,191         172,814      2,160,602
                                           ------------   -----------    -----------    ------------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    15,405,226       607,043     15,176,621       7,691,150     49,264,228
    Cost of investments sold.............    16,159,452       522,753     15,122,502       8,241,376     52,813,515
                                           ------------   -----------    -----------    ------------   ------------
       Realized gains (losses) on
        fund shares......................      (754,226)       84,290         54,119        (550,226)    (3,549,287)
Realized gain distributions..............     4,157,698       321,419             --       1,196,812      6,921,296
                                           ------------   -----------    -----------    ------------   ------------
    Net realized gains (losses)..........     3,403,472       405,709         54,119         646,586      3,372,009
Change in unrealized gains (losses)......   (22,391,996)   (1,742,072)     1,022,427     (10,712,026)   (81,144,632)
                                           ------------   -----------    -----------    ------------   ------------
    Net realized and unrealized gains
     (losses) on investments.............   (18,988,524)   (1,336,363)     1,076,546     (10,065,440)   (77,772,623)
                                           ------------   -----------    -----------    ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(19,221,387)  $(1,378,260)   $ 2,239,737    $ (9,892,626)  $(75,612,021)
                                           ============   ===========    ===========    ============   ============

                                             Franklin
                                            Templeton
                                             Variable
                                            Insurance
                                          Products Trust
                                           Sub-Account
                                          --------------

                                            Templeton
                                            Developing
                                             Markets
                                            Securities
                                          --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $    968,197
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (501,872)
    Administrative expense...............       (87,178)
                                           ------------
    Net investment income (loss).........       379,147
                                           ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    12,753,410
    Cost of investments sold.............    13,252,409
                                           ------------
       Realized gains (losses) on
        fund shares......................      (498,999)
Realized gain distributions..............     7,257,312
                                           ------------
    Net realized gains (losses)..........     6,758,313
Change in unrealized gains (losses)......   (31,906,724)
                                           ------------
    Net realized and unrealized gains
     (losses) on investments.............   (25,148,411)
                                           ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(24,769,264)
                                           ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                         Franklin       Franklin       Franklin
                                        Templeton      Templeton      Templeton    Goldman Sachs  Goldman Sachs Goldman Sachs
                                         Variable       Variable       Variable       Variable      Variable      Variable
                                        Insurance      Insurance      Insurance      Insurance      Insurance     Insurance
                                      Products Trust Products Trust Products Trust     Trust          Trust         Trust
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account   Sub-Account
                                      -------------- -------------- -------------- -------------- ------------- -------------
                                        Templeton      Templeton      Templeton                        VIT
                                         Foreign     Global Income      Growth          VIT        Growth and        VIT
                                        Securities     Securities     Securities   Capital Growth    Income     Mid Cap Value
                                      -------------- -------------- -------------- -------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................ $   4,284,206    $  128,390    $    43,306      $     40     $   134,033   $    65,900
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......    (2,464,596)      (44,872)       (31,264)         (384)       (105,279)      (95,013)
    Administrative expense...........      (427,863)       (8,044)        (3,644)          (78)        (20,708)      (18,748)
                                      -------------    ----------    -----------      --------     -----------   -----------
    Net investment income
     (loss)..........................     1,391,747        75,474          8,398          (422)          8,046       (47,861)
                                      -------------    ----------    -----------      --------     -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    50,449,940     1,658,359      1,127,013         3,069       2,395,448     1,803,539
    Cost of investments sold.........    52,058,181     1,470,411      1,191,070         3,107       2,969,426     2,387,041
                                      -------------    ----------    -----------      --------     -----------   -----------
       Realized gains (losses)
        on fund shares...............    (1,608,241)      187,948        (64,057)          (38)       (573,978)     (583,502)
Realized gain distributions..........    17,534,116            --        170,651            --             664        11,800
                                      -------------    ----------    -----------      --------     -----------   -----------
    Net realized gains (losses)......    15,925,875       187,948        106,594           (38)       (573,314)     (571,702)
Change in unrealized gains
 (losses)............................  (107,344,430)     (138,186)    (1,396,365)      (15,510)     (2,479,967)   (2,329,918)
                                      -------------    ----------    -----------      --------     -----------   -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (91,418,555)       49,762     (1,289,771)      (15,548)     (3,053,281)   (2,901,620)
                                      -------------    ----------    -----------      --------     -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................... $ (90,026,808)   $  125,236    $(1,281,373)     $(15,970)    $(3,045,235)  $(2,949,481)
                                      =============    ==========    ===========      ========     ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                      Goldman Sachs Goldman Sachs Goldman Sachs
                                        Variable      Variable      Variable                      Janus            Janus
                                        Insurance     Insurance     Insurance      Janus       Aspen Series     Aspen Series
                                          Trust         Trust         Trust     Aspen Series (Service Shares) (Service Shares)
                                       Sub-Account   Sub-Account   Sub-Account  Sub-Account    Sub-Account      Sub-Account
                                      ------------- ------------- ------------- ------------ ---------------- ----------------
                                           VIT           VIT                                                   International
                                        Strategic    Structured        VIT                    Foreign Stock        Growth
                                      International   Small Cap    Structured      Forty         (Service         (Service
                                         Equity        Equity      U.S. Equity   Portfolio   Shares) (j)(al)  Shares) (k)(al)
                                      ------------- ------------- ------------- ------------ ---------------- ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................    $   110     $    90,063   $   171,136    $     26       $  1,613         $    444
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......        (47)       (209,633)     (156,678)       (276)          (233)            (344)
    Administrative expense...........         (4)        (38,583)      (30,007)        (20)           (17)             (25)
                                         -------     -----------   -----------    --------       --------         --------
    Net investment income
     (loss)..........................         59        (158,153)      (15,549)       (270)         1,363               75
                                         -------     -----------   -----------    --------       --------         --------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      1,398       4,161,821     2,338,552         883         51,334              355
    Cost of investments sold.........      1,465       6,430,882     3,009,022         647         34,942              571
                                         -------     -----------   -----------    --------       --------         --------
       Realized gains (losses)
        on fund shares...............        (67)     (2,269,061)     (670,470)        236         16,392             (216)
Realized gain distributions..........        214          22,726        96,008          --            564            6,415
                                         -------     -----------   -----------    --------       --------         --------
    Net realized gains (losses)......        147      (2,246,335)     (574,462)        236         16,956            6,199
Change in unrealized gains
 (losses)............................     (2,842)     (3,528,223)   (4,454,161)    (10,286)       (21,539)         (33,557)
                                         -------     -----------   -----------    --------       --------         --------
    Net realized and unrealized
     gains (losses) on
     investments.....................     (2,695)     (5,774,558)   (5,028,623)    (10,050)        (4,583)         (27,358)
                                         -------     -----------   -----------    --------       --------         --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................    $(2,636)    $(5,932,711)  $(5,044,172)   $(10,320)      $ (3,220)        $(27,283)
                                         =======     ===========   ===========    ========       ========         ========

--------
(j)For the period beginning January 1, 2008 and ended April 29, 2008
(k)For the period beginning April 30, 2008 and ended December 31, 2008
(al)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                         Lazard      Legg Mason       Legg Mason
                                       Retirement  Variable Income Partners Variable Lord Abbett   Lord Abbett    Lord Abbett
                                      Series, Inc.      Trust      Portfolios I, Inc Series Fund   Series Fund    Series Fund
                                      Sub-Account    Sub-Account      Sub-Account    Sub-Account   Sub-Account    Sub-Account
                                      ------------ --------------- ----------------- -----------  -------------- ------------
                                                     Legg Mason       Legg Mason
                                        Emerging      Variable         Variable
                                        Markets      Fundamental       Investors                                  Growth and
                                         Equity    Value Portfolio    Portfolio I     All Value   Bond-Debenture    Income
                                      ------------ --------------- ----------------- -----------  -------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $     27       $    22          $    16      $    62,796   $ 2,276,872   $    502,276
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......       (188)          (71)             (89)        (173,863)     (504,217)      (499,456)
    Administrative expense...........        (13)           (5)              (6)         (31,141)      (87,407)       (85,085)
                                        --------       -------          -------      -----------   -----------   ------------
    Net investment income
     (loss)..........................       (174)          (54)             (79)        (142,208)    1,685,248        (82,265)
                                        --------       -------          -------      -----------   -----------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     17,568         5,909            7,574        3,407,742    10,783,572     12,346,932
    Cost of investments sold.........     11,356         7,376            7,269        3,490,454    12,145,015     15,067,020
                                        --------       -------          -------      -----------   -----------   ------------
       Realized gains (losses)
        on fund shares...............      6,212        (1,467)             305          (82,712)   (1,361,443)    (2,720,088)
Realized gain distributions..........        693             5              243           71,923        86,491        117,587
                                        --------       -------          -------      -----------   -----------   ------------
    Net realized gains (losses)......      6,905        (1,462)             548          (10,789)   (1,274,952)    (2,602,501)
Change in unrealized gains
 (losses)............................    (10,004)          256           (2,273)      (4,042,712)   (7,763,417)   (14,090,240)
                                        --------       -------          -------      -----------   -----------   ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................     (3,099)       (1,206)          (1,725)      (4,053,501)   (9,038,369)   (16,692,741)
                                        --------       -------          -------      -----------   -----------   ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $ (3,273)      $(1,260)         $(1,804)     $(4,195,709)  $(7,353,121)  $(16,775,006)
                                        ========       =======          =======      ===========   ===========   ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                      MFS Variable  MFS Variable  MFS Variable   MFS Variable
                                          Lord Abbett   Lord Abbett    Insurance     Insurance      Insurance     Insurance
                                          Series Fund   Series Fund      Trust         Trust          Trust         Trust
                                          Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account   Sub-Account
                                         ------------- ------------  -------------- ------------ --------------- ------------
                                            Growth        Mid-Cap                       MFS            MFS         MFS New
                                         Opportunities     Value     MFS Growth (l) High Income  Investors Trust  Discovery
                                         ------------- ------------  -------------- ------------ --------------- ------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................  $        --  $    465,119    $   3,015     $  58,633     $    21,043   $        --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk..........     (230,332)     (529,271)     (15,104)       (7,286)        (29,383)      (27,299)
    Administrative expense..............      (40,676)      (89,912)      (2,287)         (841)         (3,627)       (2,948)
                                          -----------  ------------    ---------     ---------     -----------   -----------
    Net investment income
     (loss).............................     (271,008)     (154,064)     (14,376)       50,506         (11,967)      (30,247)
                                          -----------  ------------    ---------     ---------     -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................    4,536,822    10,965,262      444,994       164,200         610,608       645,539
    Cost of investments sold............    5,032,675    15,135,273      517,581       193,222         547,120       733,715
                                          -----------  ------------    ---------     ---------     -----------   -----------
       Realized gains (losses) on
        fund shares.....................     (495,853)   (4,170,011)     (72,587)      (29,022)         63,488       (88,176)
Realized gain distributions.............      222,740     1,554,233           --            --         173,747       471,814
                                          -----------  ------------    ---------     ---------     -----------   -----------
    Net realized gains (losses).........     (273,113)   (2,615,778)     (72,587)      (29,022)        237,235       383,638
Change in unrealized gains
 (losses)...............................   (7,299,204)  (16,379,315)    (443,070)     (218,880)     (1,171,223)   (1,439,246)
                                          -----------  ------------    ---------     ---------     -----------   -----------
    Net realized and unrealized
     gains (losses) on
     investments........................   (7,572,317)  (18,995,093)    (515,657)     (247,902)       (933,988)   (1,055,608)
                                          -----------  ------------    ---------     ---------     -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................  $(7,843,325) $(19,149,157)   $(530,033)    $(197,396)    $  (945,955)  $(1,085,855)
                                          ===========  ============    =========     =========     ===========   ===========

--------
(l)Previously known as MFS Emerging Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                 MFS Variable      MFS Variable    MFS Variable
                                      MFS Variable MFS Variable MFS Variable       Insurance         Insurance       Insurance
                                       Insurance    Insurance     Insurance          Trust             Trust           Trust
                                         Trust        Trust         Trust       (Service Class)   (Service Class) (Service Class)
                                      Sub-Account  Sub-Account   Sub-Account      Sub-Account       Sub-Account     Sub-Account
                                      ------------ ------------ ------------- ------------------- --------------- ---------------
                                                                                                   MFS Investors      MFS New
                                          MFS      MFS Research                   MFS Growth           Trust         Discovery
                                        Research       Bond     MFS Utilities (Service Class) (m) (Service Class) (Service Class)
                                      ------------ ------------ ------------- ------------------- --------------- ---------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $   4,821    $  60,813     $   3,410        $      --         $   2,827       $      --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......    (11,199)     (23,211)       (3,235)          (7,112)           (6,802)         (6,130)
    Administrative expense...........     (2,139)      (2,492)         (423)            (886)             (858)           (669)
                                       ---------    ---------     ---------        ---------         ---------       ---------
    Net investment income
     (loss)..........................     (8,517)      35,110          (248)          (7,998)           (4,833)         (6,799)
                                       ---------    ---------     ---------        ---------         ---------       ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    211,453      585,819       190,356          130,652           252,638         268,595
    Cost of investments sold.........    224,889      604,147       190,286          110,652           216,770         280,861
                                       ---------    ---------     ---------        ---------         ---------       ---------
       Realized gains (losses)
        on fund shares...............    (13,436)     (18,328)           70           20,000            35,868         (12,266)
Realized gain distributions..........         --           --        35,298               --            37,952          94,759
                                       ---------    ---------     ---------        ---------         ---------       ---------
    Net realized gains (losses)......    (13,436)     (18,328)       35,368           20,000            73,820          82,493
Change in unrealized gains
 (losses)............................   (368,756)     (87,144)     (163,150)        (239,257)         (246,968)       (303,824)
                                       ---------    ---------     ---------        ---------         ---------       ---------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (382,192)    (105,472)     (127,782)        (219,257)         (173,148)       (221,331)
                                       ---------    ---------     ---------        ---------         ---------       ---------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(390,709)   $ (70,362)    $(128,030)       $(227,255)        $(177,981)      $(228,130)
                                       =========    =========     =========        =========         =========       =========

--------
(m)Previously known as MFS Emerging Growth (Service Class)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                       MFS Variable    MFS Variable   Morgan Stanley Morgan Stanley  Morgan Stanley
                                         Insurance       Insurance       Variable       Variable        Variable
                                           Trust           Trust        Investment     Investment      Investment
                                      (Service Class) (Service Class)     Series         Series          Series
                                        Sub-Account     Sub-Account    Sub-Account    Sub-Account      Sub-Account
                                      --------------- --------------- -------------- -------------- -----------------
                                       MFS Research    MFS Utilities    Aggressive      Dividend         Capital
                                      (Service Class) (Service Class)     Equity         Growth     Opportunities (n)
                                      --------------- --------------- -------------- -------------- -----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................    $     990      $    21,459    $     37,960  $   1,256,906    $     601,737
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................       (4,382)         (22,697)       (233,127)    (3,272,491)      (2,979,085)
    Administrative expense...........         (523)          (2,332)        (27,562)      (327,917)        (295,174)
                                         ---------      -----------    ------------  -------------    -------------
    Net investment income
     (loss)..........................       (3,915)          (3,570)       (222,729)    (2,343,502)      (2,672,522)
                                         ---------      -----------    ------------  -------------    -------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      173,714          309,689       4,947,933     62,679,147       51,776,647
    Cost of investments sold.........      135,524          230,989       4,359,538     53,282,823       55,722,105
                                         ---------      -----------    ------------  -------------    -------------
       Realized gains (losses)
        on fund shares...............       38,190           78,700         588,395      9,396,324       (3,945,458)
Realized gain distributions..........           --          261,233              --             --               --
                                         ---------      -----------    ------------  -------------    -------------
    Net realized gains
     (losses)........................       38,190          339,933         588,395      9,396,324       (3,945,458)
Change in unrealized gains
 (losses)............................     (160,313)      (1,053,569)    (10,603,671)  (119,866,802)    (127,134,589)
                                         ---------      -----------    ------------  -------------    -------------
    Net realized and unrealized
     gains (losses) on
     investments.....................     (122,123)        (713,636)    (10,015,276)  (110,470,478)    (131,080,047)
                                         ---------      -----------    ------------  -------------    -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................    $(126,038)     $  (717,206)   $(10,238,005) $(112,813,980)   $(133,752,569)
                                         =========      ===========    ============  =============    =============

                                      Morgan Stanley
                                         Variable
                                        Investment
                                          Series
                                       Sub-Account
                                      --------------
                                         European
                                        Equity (o)
                                      --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $  2,232,409
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................    (1,079,631)
    Administrative expense...........      (108,274)
                                       ------------
    Net investment income
     (loss)..........................     1,044,504
                                       ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    20,225,276
    Cost of investments sold.........    17,371,060
                                       ------------
       Realized gains (losses)
        on fund shares...............     2,854,216
Realized gain distributions..........    15,441,720
                                       ------------
    Net realized gains
     (losses)........................    18,295,936
Change in unrealized gains
 (losses)............................   (65,197,374)
                                       ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (46,901,438)
                                       ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(45,856,934)
                                       ============

--------
(n)Previously known as Equity
(o)Previously known as European Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                      Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley  Morgan Stanley
                                         Variable       Variable       Variable       Variable       Variable        Variable
                                        Investment     Investment     Investment     Investment     Investment      Investment
                                          Series         Series         Series         Series         Series          Series
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account     Sub-Account    Sub-Account
                                      -------------- -------------- -------------- -------------- --------------- --------------
                                                         Global
                                          Global        Dividend                                                     Limited
                                        Advantage        Growth       High Yield   Income Builder Income Plus (p)    Duration
                                      -------------- -------------- -------------- -------------- --------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $   104,188    $  2,650,425   $   414,581    $   164,399    $  2,444,867    $   378,536
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................     (122,324)     (1,162,603)     (214,672)      (264,415)     (1,577,816)      (257,303)
    Administrative expense...........      (13,676)       (117,918)      (21,401)       (29,391)       (156,669)       (29,659)
                                       -----------    ------------   -----------    -----------    ------------    -----------
    Net investment income
     (loss)..........................      (31,812)      1,369,904       178,508       (129,407)        710,382         91,574
                                       -----------    ------------   -----------    -----------    ------------    -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    2,502,378      23,667,895     4,239,249      5,837,878      33,822,151      7,600,829
    Cost of investments sold.........    2,424,786      25,443,466     7,016,602      6,280,179      36,125,857      9,074,615
                                       -----------    ------------   -----------    -----------    ------------    -----------
       Realized gains (losses)
        on fund shares...............       77,592      (1,775,571)   (2,777,353)      (442,301)     (2,303,706)    (1,473,786)
Realized gain distributions..........           --      18,497,046            --      3,209,653              --             --
                                       -----------    ------------   -----------    -----------    ------------    -----------
    Net realized gains (losses)......       77,592      16,721,475    (2,777,353)     2,767,352      (2,303,706)    (1,473,786)
Change in unrealized gains
 (losses)............................   (5,285,454)    (64,782,183)   (1,680,026)    (8,837,682)    (11,825,608)    (2,284,250)
                                       -----------    ------------   -----------    -----------    ------------    -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (5,207,862)    (48,060,708)   (4,457,379)    (6,070,330)    (14,129,314)    (3,758,036)
                                       -----------    ------------   -----------    -----------    ------------    -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(5,239,674)   $(46,690,804)  $(4,278,871)   $(6,199,737)   $(13,418,932)   $(3,666,462)
                                       ===========    ============   ===========    ===========    ============    ===========

--------
(p)Previously known as Quality Income Plus

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                                   Morgan Stanley
                                      Morgan Stanley Morgan Stanley Morgan Stanley Morgan Stanley     Variable
                                         Variable       Variable       Variable       Variable       Investment
                                        Investment     Investment     Investment     Investment        Series
                                          Series         Series         Series         Series     (Class Y Shares)
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account     Sub-Account
                                      -------------- -------------- -------------- -------------- ----------------
                                                                                                     Aggressive
                                                                                                       Equity
                                       Money Market  S&P 500 Index    Strategist     Utilities    (Class Y Shares)
                                      -------------- -------------- -------------- -------------- ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $ 2,564,248    $  1,126,382   $  1,271,082   $    596,633    $         --
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................   (1,348,871)       (601,460)    (2,098,189)    (1,202,615)       (301,127)
    Administrative expense...........     (140,969)        (68,682)      (208,987)      (116,610)        (56,859)
                                       -----------    ------------   ------------   ------------    ------------
    Net investment income
     (loss)..........................    1,074,408         456,240     (1,036,094)      (722,592)       (357,986)
                                       -----------    ------------   ------------   ------------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   33,955,489      12,186,015     36,912,903     22,800,506       5,425,670
    Cost of investments sold.........   33,955,489      11,511,650     41,721,435     23,534,771       4,068,562
                                       -----------    ------------   ------------   ------------    ------------
       Realized gains (losses)
        on fund shares...............           --         674,365     (4,808,532)      (734,265)      1,357,108
Realized gain distributions..........           --              --     16,528,351     18,521,470              --
                                       -----------    ------------   ------------   ------------    ------------
    Net realized gains
     (losses)........................           --         674,365     11,719,819     17,787,205       1,357,108
Change in unrealized gains
 (losses)............................           --     (21,459,640)   (56,472,529)   (54,762,839)    (13,183,905)
                                       -----------    ------------   ------------   ------------    ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................           --     (20,785,275)   (44,752,710)   (36,975,634)    (11,826,797)
                                       -----------    ------------   ------------   ------------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $ 1,074,408    $(20,329,035)  $(45,788,804)  $(37,698,226)   $(12,184,783)
                                       ===========    ============   ============   ============    ============

                                       Morgan Stanley
                                          Variable
                                         Investment
                                           Series
                                      (Class Y Shares)
                                        Sub-Account
                                      ----------------
                                          Dividend
                                           Growth
                                      (Class Y Shares)
                                      ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $    345,429
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................     (1,198,018)
    Administrative expense...........       (237,907)
                                        ------------
    Net investment income
     (loss)..........................     (1,090,496)
                                        ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     19,331,885
    Cost of investments sold.........     17,987,771
                                        ------------
       Realized gains (losses)
        on fund shares...............      1,344,114
Realized gain distributions..........             --
                                        ------------
    Net realized gains
     (losses)........................      1,344,114
Change in unrealized gains
 (losses)............................    (36,801,617)
                                        ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (35,457,503)
                                        ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(36,547,999)
                                        ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                   Morgan Stanley       Morgan Stanley     Morgan Stanley   Morgan Stanley   Morgan Stanley
                                      Variable             Variable           Variable         Variable         Variable
                                     Investment           Investment         Investment       Investment       Investment
                                       Series               Series             Series           Series           Series
                                  (Class Y Shares)     (Class Y Shares)   (Class Y Shares) (Class Y Shares) (Class Y Shares)
                                    Sub-Account          Sub-Account        Sub-Account      Sub-Account      Sub-Account
                                -------------------- -------------------- ---------------- ---------------- ----------------
                                      Capital              European            Global           Global
                                   Opportunities            Equity           Advantage     Dividend Growth     High Yield
                                (Class Y Shares) (q) (Class Y Shares) (r) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                                -------------------- -------------------- ---------------- ---------------- ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................     $    141,631         $    623,666       $    52,440      $  1,164,577     $   442,165
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................       (1,099,757)            (400,729)         (101,945)         (649,173)       (264,082)
    Administrative
     expense...................         (214,630)             (79,287)          (19,970)         (129,735)        (55,238)
                                    ------------         ------------       -----------      ------------     -----------
    Net investment income
     (loss)....................       (1,172,756)             143,650           (69,475)          385,669         122,845
                                    ------------         ------------       -----------      ------------     -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........       20,242,968            7,784,184         2,148,437        12,910,902       5,756,984
    Cost of investments
     sold......................       17,355,179            6,504,016         1,854,341        13,681,060       6,674,276
                                    ------------         ------------       -----------      ------------     -----------
       Realized gains
        (losses) on fund
        shares.................        2,887,789            1,280,168           294,096          (770,158)       (917,292)
Realized gain distributions....               --            5,052,791                --         9,349,457              --
                                    ------------         ------------       -----------      ------------     -----------
    Net realized gains
     (losses)..................        2,887,789            6,332,959           294,096         8,579,299        (917,292)
Change in unrealized gains
 (losses)......................      (45,803,300)         (21,660,306)       (4,248,365)      (32,212,590)     (3,741,513)
                                    ------------         ------------       -----------      ------------     -----------
    Net realized and
     unrealized gains
     (losses) on
     investments...............      (42,915,511)         (15,327,347)       (3,954,269)      (23,633,291)     (4,658,805)
                                    ------------         ------------       -----------      ------------     -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................     $(44,088,267)        $(15,183,697)      $(4,023,744)     $(23,247,622)    $(4,535,960)
                                    ============         ============       ===========      ============     ===========

                                 Morgan Stanley
                                    Variable
                                   Investment
                                     Series
                                (Class Y Shares)
                                  Sub-Account
                                ----------------
                                     Income
                                    Builder
                                (Class Y Shares)
                                ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends......................   $   181,320
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk......................      (346,889)
    Administrative
     expense...................       (65,206)
                                  -----------
    Net investment income
     (loss)....................      (230,775)
                                  -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on
 fund shares:
    Proceeds from sales........    12,366,305
    Cost of investments
     sold......................    13,178,306
                                  -----------
       Realized gains
        (losses) on fund
        shares.................      (812,001)
Realized gain distributions....     3,809,499
                                  -----------
    Net realized gains
     (losses)..................     2,997,498
Change in unrealized gains
 (losses)......................    (9,926,937)
                                  -----------
    Net realized and
     unrealized gains
     (losses) on
     investments...............    (6,929,439)
                                  -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS....................   $(7,160,214)
                                  ===========

--------
(q)Previously known as Equity (Class Y Shares)
(r)Previously known as European Growth (Class Y Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                       Morgan Stanley     Morgan Stanley   Morgan Stanley   Morgan Stanley   Morgan Stanley
                                          Variable           Variable         Variable         Variable         Variable
                                         Investment         Investment       Investment       Investment       Investment
                                           Series             Series           Series           Series           Series
                                      (Class Y Shares)   (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                                        Sub-Account        Sub-Account      Sub-Account      Sub-Account      Sub-Account
                                    -------------------- ---------------- ---------------- ---------------- ----------------
                                                             Limited
                                        Income Plus          Duration       Money Market    S&P 500 Index      Strategist
                                    (Class Y Shares) (s) (Class Y Shares) (Class Y Shares) (Class Y Shares) (Class Y Shares)
                                    -------------------- ---------------- ---------------- ---------------- ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends..........................     $  3,142,849       $  1,420,456     $ 2,329,197      $  2,228,340     $    492,005
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk..........................       (2,337,037)        (1,133,858)     (1,507,346)       (1,496,691)      (1,013,886)
    Administrative expense.........         (461,267)          (229,440)       (336,945)         (295,423)        (201,129)
                                        ------------       ------------     -----------      ------------     ------------
    Net investment income
     (loss)........................          344,545             57,158         484,906           436,226         (723,010)
                                        ------------       ------------     -----------      ------------     ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales............       48,395,047         25,197,246      57,131,366        25,400,960       19,295,332
    Cost of investments sold.......       51,705,751         30,198,400      57,131,366        23,035,883       21,954,151
                                        ------------       ------------     -----------      ------------     ------------
       Realized gains
        (losses) on fund
        shares.....................       (3,310,704)        (5,001,154)             --         2,365,077       (2,658,819)
Realized gain distributions........               --                 --              --                --        6,961,527
                                        ------------       ------------     -----------      ------------     ------------
    Net realized gains
     (losses)......................       (3,310,704)        (5,001,154)             --         2,365,077        4,302,708
Change in unrealized gains
 (losses)..........................      (15,792,304)       (10,074,222)             --       (50,385,982)     (23,089,046)
                                        ------------       ------------     -----------      ------------     ------------
    Net realized and unrealized
     gains (losses) on
     investments...................      (19,103,008)       (15,075,376)             --       (48,020,905)     (18,786,338)
                                        ------------       ------------     -----------      ------------     ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS........................     $(18,758,463)      $(15,018,218)    $   484,906      $(47,584,679)    $(19,509,348)
                                        ============       ============     ===========      ============     ============

                                     Morgan Stanley
                                        Variable
                                       Investment
                                         Series
                                    (Class Y Shares)
                                      Sub-Account
                                    ----------------

                                       Utilities
                                    (Class Y Shares)
                                    ----------------
NET INVESTMENT
 INCOME (LOSS)
Dividends..........................   $    130,581
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk..........................       (334,903)
    Administrative expense.........        (60,484)
                                      ------------
    Net investment income
     (loss)........................       (264,806)
                                      ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales............      6,798,854
    Cost of investments sold.......      7,073,837
                                      ------------
       Realized gains
        (losses) on fund
        shares.....................       (274,983)
Realized gain distributions........      4,573,679
                                      ------------
    Net realized gains
     (losses)......................      4,298,696
Change in unrealized gains
 (losses)..........................    (13,515,252)
                                      ------------
    Net realized and unrealized
     gains (losses) on
     investments...................     (9,216,556)
                                      ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS........................   $ (9,481,362)
                                      ============

--------
(s)Previously known as Quality Income Plus (Class Y Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Neuberger & Neuberger &
                                            Berman       Berman
                                           Advisors     Advisors    Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer
                                          Management   Management    Variable      Variable      Variable      Variable
                                             Trust       Trust     Account Funds Account Funds Account Funds Account Funds
                                          Sub-Account Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account
                                          ----------- ------------ ------------- ------------- ------------- -------------
                                                                                  Oppenheimer                 Oppenheimer
                                           AMT Mid-                 Oppenheimer     Capital     Oppenheimer     Global
                                          Cap Growth  AMT Partners   Balanced    Appreciation    Core Bond    Securities
                                          ----------- ------------ ------------- ------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................   $   --      $    288    $   135,973   $    12,535   $   162,156   $   135,974
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (42)         (936)       (52,771)     (100,642)      (38,790)      (98,438)
    Administrative expense...............       (4)         (182)        (6,507)      (11,973)       (4,218)      (11,570)
                                            ------      --------    -----------   -----------   -----------   -----------
    Net investment income (loss).........      (46)         (830)        76,695      (100,080)      119,148        25,966
                                            ------      --------    -----------   -----------   -----------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    5,344        50,117      2,362,235     2,701,591     1,182,464     3,083,746
    Cost of investments sold.............    5,344        49,585      2,814,478     2,648,033     1,377,239     2,936,867
                                            ------      --------    -----------   -----------   -----------   -----------
       Realized gains (losses) on
        fund shares......................       --           532       (452,243)       53,558      (194,775)      146,879
Realized gain distributions..............       --         9,097        327,953            --            --       597,455
                                            ------      --------    -----------   -----------   -----------   -----------
    Net realized gains (losses)..........       --         9,629       (124,290)       53,558      (194,775)      744,334
Change in unrealized gains (losses)......     (941)      (48,884)    (1,827,635)   (4,400,287)   (1,265,389)   (4,733,021)
                                            ------      --------    -----------   -----------   -----------   -----------
    Net realized and unrealized gains
     (losses) on investments.............     (941)      (39,255)    (1,951,925)   (4,346,729)   (1,460,164)   (3,988,687)
                                            ------      --------    -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................   $ (987)     $(40,085)   $(1,875,230)  $(4,446,809)  $(1,341,016)  $(3,962,721)
                                            ======      ========    ===========   ===========   ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                                               Oppenheimer
                                                                                                                Variable
                                       Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer   Oppenheimer    Account Funds
                                        Variable      Variable      Variable      Variable       Variable    (Service Shares
                                      Account Funds Account Funds Account Funds Account Funds Account Funds      ("SS"))
                                       Sub-Account   Sub-Account   Sub-Account   Sub-Account   Sub-Account     Sub-Account
                                      ------------- ------------- ------------- ------------- -------------- ---------------
                                                                   Oppenheimer
                                       Oppenheimer   Oppenheimer   Main Street   Oppenheimer   Oppenheimer     Oppenheimer
                                       High Income   Main Street  Small Cap (t)  MidCap Fund  Strategic Bond  Balanced (SS)
                                      ------------- ------------- ------------- ------------- -------------- ---------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $    98,017   $    72,490   $    15,663    $      --    $   326,077    $    805,872
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......      (14,978)      (55,276)      (34,113)     (16,176)       (75,048)       (400,910)
    Administrative expense...........       (1,625)       (7,776)       (3,397)      (2,305)       (10,792)        (75,744)
                                       -----------   -----------   -----------    ---------    -----------    ------------
    Net investment income
     (loss)..........................       81,414         9,438       (21,847)     (18,481)       240,237         329,218
                                       -----------   -----------   -----------    ---------    -----------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      315,886     1,793,247     1,159,473      614,250      2,793,564      10,150,633
    Cost of investments sold.........      487,278     1,783,748     1,022,320      642,257      2,689,269      12,496,892
                                       -----------   -----------   -----------    ---------    -----------    ------------
       Realized gains (losses)
        on fund shares...............     (171,392)        9,499       137,153      (28,007)       104,295      (2,346,259)
Realized gain distributions..........           --       314,974       173,923           --         75,349       2,166,687
                                       -----------   -----------   -----------    ---------    -----------    ------------
    Net realized gains (losses)......     (171,392)      324,473       311,076      (28,007)       179,644        (179,572)
Change in unrealized gains
 (losses)............................   (1,090,604)   (2,330,029)   (1,569,204)    (687,041)    (1,239,638)    (15,311,712)
                                       -----------   -----------   -----------    ---------    -----------    ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (1,261,996)   (2,005,556)   (1,258,128)    (715,048)    (1,059,994)    (15,491,284)
                                       -----------   -----------   -----------    ---------    -----------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(1,180,582)  $(1,996,118)  $(1,279,975)   $(733,529)   $  (819,757)   $(15,162,066)
                                       ===========   ===========   ===========    =========    ===========    ============

--------
(t)Previously known as Oppenheimer Main Street Small Cap Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                         Oppenheimer      Oppenheimer     Oppenheimer     Oppenheimer      Oppenheimer
                                          Variable         Variable        Variable         Variable        Variable
                                        Account Funds    Account Funds   Account Funds   Account Funds    Account Funds
                                       (Service Shares  (Service Shares (Service Shares (Service Shares  (Service Shares
                                           ("SS"))          ("SS"))         ("SS"))         ("SS"))          ("SS"))
                                         Sub-Account      Sub-Account     Sub-Account     Sub-Account      Sub-Account
                                      ----------------- --------------- --------------- ---------------- ---------------

                                         Oppenheimer                      Oppenheimer                      Oppenheimer
                                           Capital        Oppenheimer       Global        Oppenheimer         Main
                                      Appreciation (SS) Core Bond (SS)  Securities (SS) High Income (SS)   Street (SS)
                                      ----------------- --------------- --------------- ---------------- ---------------
NET INVESTMENT
 INCOME (LOSS)
Dividends............................   $         --     $  2,260,653    $    441,617     $  2,011,904    $  1,122,735
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................       (834,846)        (655,875)       (437,405)        (366,831)     (1,184,235)
    Administrative expense...........       (151,713)        (108,861)        (84,442)         (68,242)       (218,808)
                                        ------------     ------------    ------------     ------------    ------------
    Net investment income
     (loss)..........................       (986,559)       1,495,917         (80,230)       1,576,831        (280,308)
                                        ------------     ------------    ------------     ------------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     16,315,127       12,096,679      10,132,421        8,484,203      18,592,970
    Cost of investments sold.........     16,298,402       13,776,107      10,858,305       11,119,663      19,549,013
                                        ------------     ------------    ------------     ------------    ------------
       Realized gains (losses)
        on fund shares...............         16,725       (1,679,428)       (725,884)      (2,635,460)       (956,043)
Realized gain distributions..........             --               --       2,368,070               --       5,901,331
                                        ------------     ------------    ------------     ------------    ------------
    Net realized gains
     (losses)........................         16,725       (1,679,428)      1,642,186       (2,635,460)      4,945,288
Change in unrealized gains
 (losses)............................    (33,884,527)     (20,831,196)    (18,182,167)     (25,237,720)    (46,211,775)
                                        ------------     ------------    ------------     ------------    ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (33,867,802)     (22,510,624)    (16,539,981)     (27,873,180)    (41,266,487)
                                        ------------     ------------    ------------     ------------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(34,854,361)    $(21,014,707)   $(16,620,211)    $(26,296,349)   $(41,546,795)
                                        ============     ============    ============     ============    ============

                                        Oppenheimer
                                         Variable
                                       Account Funds
                                      (Service Shares
                                          ("SS"))
                                        Sub-Account
                                      ---------------
                                        Oppenheimer
                                        Main Street
                                         Small Cap
                                         (SS) (u)
                                      ---------------
NET INVESTMENT
 INCOME (LOSS)
Dividends............................  $    105,641
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................      (501,986)
    Administrative expense...........       (93,370)
                                       ------------
    Net investment income
     (loss)..........................      (489,715)
                                       ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    10,108,460
    Cost of investments sold.........    10,564,139
                                       ------------
       Realized gains (losses)
        on fund shares...............      (455,679)
Realized gain distributions..........     2,196,953
                                       ------------
    Net realized gains
     (losses)........................     1,741,274
Change in unrealized gains
 (losses)............................   (18,019,807)
                                       ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (16,278,533)
                                       ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(16,768,248)
                                       ============

--------
(u)Previously known as Oppenheimer Main Street Small Cap Growth (SC)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                        Oppenheimer      Oppenheimer
                                          Variable        Variable             PIMCO             PIMCO       PIMCO
                                       Account Funds    Account Funds         Variable         Variable    Variable
                                      (Service Shares  (Service Shares       Insurance         Insurance   Insurance
                                          ("SS"))          ("SS"))             Trust             Trust       Trust
                                        Sub-Account      Sub-Account        Sub-Account       Sub-Account Sub-Account
                                      ---------------- --------------- ---------------------- ----------- -----------

                                                         Oppenheimer                                         PIMCO
                                        Oppenheimer       Strategic         Foreign Bond         Money       Total
                                      MidCap Fund (SS)    Bond (SS)    (US Dollar-Hedged) (v)   Market      Return
                                      ---------------- --------------- ---------------------- ----------- -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $        --     $  6,320,591           $   93           $  562      $   293
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......      (208,378)      (1,692,748)             (44)            (355)         (91)
    Administrative expense...........       (39,249)        (312,709)              (3)             (25)          (6)
                                        -----------     ------------           ------           ------      -------
    Net investment income
     (loss)..........................      (247,627)       4,315,134               46              182          196
                                        -----------     ------------           ------           ------      -------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     4,555,654       36,578,734            1,484            2,967       12,540
    Cost of investments sold.........     4,500,359       37,152,505            1,606            2,967       12,167
                                        -----------     ------------           ------           ------      -------
       Realized gains (losses)
        on fund shares...............        55,295         (573,771)            (122)              --          373
Realized gain distributions..........            --        1,514,136               --               --           68
                                        -----------     ------------           ------           ------      -------
    Net realized gains (losses)......        55,295          940,365             (122)              --          441
Change in unrealized gains
 (losses)............................    (9,048,990)     (25,350,997)             (96)              --         (232)
                                        -----------     ------------           ------           ------      -------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (8,993,695)     (24,410,632)            (218)              --          209
                                        -----------     ------------           ------           ------      -------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(9,241,322)    $(20,095,498)          $ (172)          $  182      $   405
                                        ===========     ============           ======           ======      =======

                                         PIMCO
                                       Variable
                                       Insurance
                                         Trust
                                      Sub-Account
                                      -----------
                                       PIMCO VIT
                                       Commodity
                                      RealReturn
                                       Strategy
                                      -----------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................ $   151,176
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......     (48,311)
    Administrative expense...........     (10,300)
                                      -----------
    Net investment income
     (loss)..........................      92,565
                                      -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   1,393,613
    Cost of investments sold.........   1,445,080
                                      -----------
       Realized gains (losses)
        on fund shares...............     (51,467)
Realized gain distributions..........      32,111
                                      -----------
    Net realized gains (losses)......     (19,356)
Change in unrealized gains
 (losses)............................  (1,914,727)
                                      -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................  (1,934,083)
                                      -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.......................... $(1,841,518)
                                      ===========

--------
(v)Previously known as Foreign Bond

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------


                                               PIMCO            PIMCO           PIMCO
                                              Variable        Variable        Variable                                 Putnam
                                          Insurance Trust  Insurance Trust Insurance Trust Premier VIT Premier VIT Variable Trust
                                            Sub-Account      Sub-Account     Sub-Account   Sub-Account Sub-Account  Sub-Account
                                          ---------------- --------------- --------------- ----------- ----------- --------------
                                             PIMCO VIT        PIMCO VIT       PIMCO VIT
                                              Emerging       Real Return    Total Return      NACM                  VT American
                                            Markets Bond      (Advisor        (Advisor        Small       OpCap      Government
                                          (Advisor Shares)     Shares)         Shares)       Cap (w)    Balanced       Income
                                          ---------------- --------------- --------------- ----------- ----------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................    $  63,862       $   406,271     $ 1,151,887     $    --     $   191    $ 2,160,798
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (13,650)         (178,128)       (377,155)        (25)       (113)      (570,383)
    Administrative expense...............       (2,956)          (35,593)        (75,491)         (2)         (8)       (85,779)
                                             ---------       -----------     -----------     -------     -------    -----------
    Net investment income (loss).........       47,256           192,550         699,241         (27)         70      1,504,636
                                             ---------       -----------     -----------     -------     -------    -----------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................      369,959         7,803,483      12,733,430          33         634     14,944,340
    Cost of investments sold.............      408,504         7,755,947      12,468,807          45         967     15,229,639
                                             ---------       -----------     -----------     -------     -------    -----------
       Realized gains (losses) on
        fund shares......................      (38,545)           47,536         264,623         (12)       (333)      (285,299)
Realized gain distributions..............       44,318            12,754         463,741         421       1,035             --
                                             ---------       -----------     -----------     -------     -------    -----------
    Net realized gains (losses)..........        5,773            60,290         728,364         409         702       (285,299)
Change in unrealized gains (losses)......     (231,932)       (1,251,975)       (815,432)     (1,308)     (3,817)    (1,817,286)
                                             ---------       -----------     -----------     -------     -------    -----------
    Net realized and unrealized gains
     (losses) on investments.............     (226,159)       (1,191,685)        (87,068)       (899)     (3,115)    (2,102,585)
                                             ---------       -----------     -----------     -------     -------    -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS..................    $(178,903)      $  (999,135)    $   612,173     $  (926)    $(3,045)   $  (597,949)
                                             =========       ===========     ===========     =======     =======    ===========

--------
(w)Previously known as OpCap Small Cap

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                              Putnam         Putnam         Putnam         Putnam         Putnam
                                          Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                           Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                          -------------- -------------- -------------- -------------- --------------

                                            VT Capital     VT Capital    VT Discovery  VT Diversified   VT Equity
                                           Appreciation  Opportunities      Growth         Income         Income
                                          -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $    44,158    $    21,052    $        --    $  3,619,112   $    572,570
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........     (125,294)       (55,186)      (144,730)       (672,349)      (346,449)
    Administrative expense...............      (15,773)        (8,411)       (20,698)        (92,029)       (46,744)
                                           -----------    -----------    -----------    ------------   ------------
    Net investment income (loss).........      (96,909)       (42,545)      (165,428)      2,854,734        179,377
                                           -----------    -----------    -----------    ------------   ------------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    2,964,746      2,040,164      3,111,514      21,446,759      8,482,930
    Cost of investments sold.............    3,662,507      2,681,275      3,099,102      24,880,351      9,293,535
                                           -----------    -----------    -----------    ------------   ------------
       Realized gains (losses) on
        fund shares......................     (697,761)      (641,111)        12,412      (3,433,592)      (810,605)
Realized gain distributions..............    1,178,081        256,691      1,385,311              --      1,372,314
                                           -----------    -----------    -----------    ------------   ------------
    Net realized gains (losses)..........      480,320       (384,420)     1,397,723      (3,433,592)       561,709
Change in unrealized gains (losses)......   (5,090,637)    (1,566,138)    (7,591,844)    (17,648,095)   (11,495,845)
                                           -----------    -----------    -----------    ------------   ------------
    Net realized and unrealized gains
     (losses) on investments.............   (4,610,317)    (1,950,558)    (6,194,121)    (21,081,687)   (10,934,136)
                                           -----------    -----------    -----------    ------------   ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(4,707,226)   $(1,993,103)   $(6,359,549)   $(18,226,953)  $(10,754,759)
                                           ===========    ===========    ===========    ============   ============

                                              Putnam
                                          Variable Trust
                                           Sub-Account
                                          --------------
                                          VT The George
                                           Putnam Fund
                                            of Boston
                                          --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $  6,297,106
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........    (1,605,960)
    Administrative expense...............      (245,339)
                                           ------------
    Net investment income (loss).........     4,445,807
                                           ------------
NET REALIZED AND
 UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales..................    44,262,486
    Cost of investments sold.............    54,038,423
                                           ------------
       Realized gains (losses) on
        fund shares......................    (9,775,937)
Realized gain distributions..............    12,284,517
                                           ------------
    Net realized gains (losses)..........     2,508,580
Change in unrealized gains (losses)......   (67,603,096)
                                           ------------
    Net realized and unrealized gains
     (losses) on investments.............   (65,094,516)
                                           ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(60,648,709)
                                           ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                      Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      -------------- -------------- -------------- -------------- -------------- --------------
                                            VT
                                       Global Asset    VT Global    VT Growth and    VT Growth      VT Health
                                        Allocation       Equity         Income     Opportunities     Sciences    VT High Yield
                                      -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $  1,521,820   $    986,994  $   6,497,027   $        --    $        --    $  6,658,039
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................      (502,459)      (465,726)    (3,495,898)     (166,973)      (516,707)       (871,581)
    Administrative expense...........       (81,910)       (60,350)      (532,027)      (21,235)       (88,986)       (140,103)
                                       ------------   ------------  -------------   -----------    -----------    ------------
    Net investment income
     (loss)..........................       937,451        460,918      2,469,102      (188,208)      (605,693)      5,646,355
                                       ------------   ------------  -------------   -----------    -----------    ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    13,627,680     11,460,347     95,418,183     3,795,292     12,869,162      23,609,173
    Cost of investments sold.........    13,946,867     15,599,616    144,279,192     5,130,498     12,251,831      27,666,931
                                       ------------   ------------  -------------   -----------    -----------    ------------
       Realized gains (losses)
        on fund shares...............      (319,187)    (4,139,269)   (48,861,009)   (1,335,206)       617,331      (4,057,758)
Realized gain distributions..........            --             --     55,864,708            --        401,803              --
                                       ------------   ------------  -------------   -----------    -----------    ------------
    Net realized gains
     (losses)........................      (319,187)    (4,139,269)     7,003,699    (1,335,206)     1,019,134      (4,057,758)
Change in unrealized gains
 (losses)............................   (15,765,375)   (18,252,419)  (147,922,862)   (4,604,291)    (8,474,211)    (20,025,902)
                                       ------------   ------------  -------------   -----------    -----------    ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (16,084,562)   (22,391,688)  (140,919,163)   (5,939,497)    (7,455,077)    (24,083,660)
                                       ------------   ------------  -------------   -----------    -----------    ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(15,147,111)  $(21,930,770) $(138,450,061)  $(6,127,705)   $(8,060,770)   $(18,437,305)
                                       ============   ============  =============   ===========    ===========    ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                      Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      -------------- -------------- -------------- -------------- -------------- --------------
                                                                          VT             VT
                                                           VT       International  International
                                                     International    Growth and        New                            VT
                                        VT Income        Equity         Income     Opportunities   VT Investors  Mid Cap Value
                                      -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $ 12,269,358  $   5,011,823   $    896,117   $    453,918   $    234,099   $    49,182
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................    (2,123,300)    (2,982,923)      (560,155)      (349,861)    (1,072,095)     (143,030)
    Administrative expense...........      (341,883)      (480,240)       (68,620)       (46,518)      (159,155)      (18,168)
                                       ------------  -------------   ------------   ------------   ------------   -----------
    Net investment income
     (loss)..........................     9,804,175      1,548,660        267,342         57,539       (997,151)     (112,016)
                                       ------------  -------------   ------------   ------------   ------------   -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    55,498,599     61,547,864     15,326,200      8,085,014     30,309,773     5,479,433
    Cost of investments sold.........    61,180,961     69,398,211     18,341,407      7,115,266     38,369,097     6,400,639
                                       ------------  -------------   ------------   ------------   ------------   -----------
       Realized gains (losses)
        on fund shares...............    (5,682,362)    (7,850,347)    (3,015,207)       969,748     (8,059,324)     (921,206)
Realized gain distributions..........            --     38,506,987      9,931,349             --             --     2,474,053
                                       ------------  -------------   ------------   ------------   ------------   -----------
    Net realized gains (losses)......    (5,682,362)    30,656,640      6,916,142        969,748     (8,059,324)    1,552,847
Change in unrealized gains
 (losses)............................   (45,213,517)  (156,905,622)   (33,659,268)   (16,167,524)   (35,326,779)   (7,537,402)
                                       ------------  -------------   ------------   ------------   ------------   -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (50,895,879)  (126,248,982)   (26,743,126)   (15,197,776)   (43,386,103)   (5,984,555)
                                       ------------  -------------   ------------   ------------   ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(41,091,704) $(124,700,322)  $(26,475,784)  $(15,140,237)  $(44,383,254)  $(6,096,571)
                                       ============  =============   ============   ============   ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Putnam         Putnam         Putnam         Putnam         Putnam         Putnam
                                      Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust Variable Trust
                                       Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                      -------------- -------------- -------------- -------------- -------------- --------------
                                                                                      VT OTC &
                                            VT           VT New                       Emerging                    VT Small Cap
                                       Money Market  Opportunities   VT New Value      Growth      VT Research       Value
                                      -------------- -------------- -------------- -------------- -------------- --------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $  4,329,268   $         --   $  2,205,673   $         --   $    502,204   $  1,193,542
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......    (2,228,064)      (819,304)    (1,487,860)      (236,587)      (592,781)    (1,016,662)
    Administrative expense...........      (411,853)      (119,857)      (223,398)       (34,130)       (87,373)      (152,084)
                                       ------------   ------------   ------------   ------------   ------------   ------------
    Net investment income
     (loss)..........................     1,689,351       (939,161)       494,415       (270,717)      (177,950)        24,796
                                       ------------   ------------   ------------   ------------   ------------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............   107,600,224     17,325,207     34,789,899      4,710,507     13,731,338     25,244,535
    Cost of investments sold.........   107,600,224     25,767,227     45,666,795      7,188,237     15,297,121     31,814,945
                                       ------------   ------------   ------------   ------------   ------------   ------------
       Realized gains (losses)
        on fund shares...............            --     (8,442,020)   (10,876,896)    (2,477,730)    (1,565,783)    (6,570,410)
Realized gain distributions..........            --             --     26,866,459             --             --     20,900,247
                                       ------------   ------------   ------------   ------------   ------------   ------------
    Net realized gains (losses)......            --     (8,442,020)    15,989,563     (2,477,730)    (1,565,783)    14,329,837
Change in unrealized gains
 (losses)............................            --    (22,247,489)   (83,898,957)    (8,369,568)   (21,222,133)   (51,334,649)
                                       ------------   ------------   ------------   ------------   ------------   ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................            --    (30,689,509)   (67,909,394)   (10,847,298)   (22,787,916)   (37,004,812)
                                       ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $  1,689,351   $(31,628,670)  $(67,414,979)  $(11,118,015)  $(22,965,866)  $(36,980,016)
                                       ============   ============   ============   ============   ============   ============


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                          Putnam         Putnam         Putnam       RidgeWorth       RidgeWorth
                                      Variable Trust Variable Trust Variable Trust Variable Trust   Variable Trust
                                       Sub-Account    Sub-Account    Sub-Account     Sub-Account     Sub-Account
                                      -------------- -------------- -------------- --------------- ----------------
                                            VT
                                        Utilities                                    RidgeWorth       RidgeWorth
                                        Growth and                                    Large Cap       Large Cap
                                          Income        VT Vista      VT Voyager   Core Equity (x) Growth Stock (y)
                                      -------------- -------------- -------------- --------------- ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................  $    857,832   $         --   $         --    $    25,541     $    27,340
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......      (464,034)      (591,243)    (2,217,311)       (34,311)       (141,681)
    Administrative expense...........       (66,854)       (85,609)      (353,978)        (5,574)        (15,154)
                                       ------------   ------------   ------------    -----------     -----------
    Net investment income
     (loss)..........................       326,944       (676,852)    (2,571,289)       (14,344)       (129,495)
                                       ------------   ------------   ------------    -----------     -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    13,954,424     15,912,006     54,125,862      1,003,154       3,512,445
    Cost of investments sold.........    11,858,765     18,476,401     75,744,492      1,098,027       4,054,468
                                       ------------   ------------   ------------    -----------     -----------
       Realized gains (losses)
        on fund shares...............     2,095,659     (2,564,395)   (21,618,630)       (94,873)       (542,023)
Realized gain distributions..........            --             --             --        267,560       1,698,475
                                       ------------   ------------   ------------    -----------     -----------
    Net realized gains (losses)......     2,095,659     (2,564,395)   (21,618,630)       172,687       1,156,452
Change in unrealized gains
 (losses)............................   (15,970,280)   (23,245,175)   (55,684,831)    (1,340,082)     (6,584,834)
                                       ------------   ------------   ------------    -----------     -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (13,874,621)   (25,809,570)   (77,303,461)    (1,167,395)     (5,428,382)
                                       ------------   ------------   ------------    -----------     -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(13,547,677)  $(26,486,422)  $(79,874,750)   $(1,181,739)    $(5,557,877)
                                       ============   ============   ============    ===========     ===========

                                         RidgeWorth
                                       Variable Trust
                                        Sub-Account
                                      ----------------

                                         RidgeWorth
                                         Large Cap
                                      Value Equity (z)
                                      ----------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $   243,291
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......      (148,267)
    Administrative expense...........       (15,787)
                                        -----------
    Net investment income
     (loss)..........................        79,237
                                        -----------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............     3,394,662
    Cost of investments sold.........     3,160,258
                                        -----------
       Realized gains (losses)
        on fund shares...............       234,404
Realized gain distributions..........     1,081,754
                                        -----------
    Net realized gains (losses)......     1,316,158
Change in unrealized gains
 (losses)............................    (5,893,361)
                                        -----------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (4,577,203)
                                        -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(4,497,966)
                                        ===========

--------
(x)Previously known as STI Classic Large Cap Core Equity Fund
(y)Previously known as STI Classic Large Cap Growth Stock Fund
(z)Previously known as STI Classic Large Cap Value Equity Fund

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                          The Universal The Universal
                                            RidgeWorth      RidgeWorth         Rydex      Institutional Institutional
                                          Variable Trust  Variable Trust   Variable Trust  Funds, Inc.   Funds, Inc.
                                           Sub-Account      Sub-Account     Sub-Account    Sub-Account   Sub-Account
                                          -------------- ----------------- -------------- ------------- -------------
                                                                              Rydex VT                   Van Kampen
                                            RidgeWorth      RidgeWorth       Nasdaq 100    Van Kampen     UIF Core
                                           Mid Cap Core      Small Cap        Strategy     UIF Capital   Plus Fixed
                                           Equity (aa)   Value Equity (ab)   Fund (ac)     Growth (ad)   Income (ae)
                                          -------------- ----------------- -------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................  $    28,524      $    93,083       $     2     $     77,209    $  59,817
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........      (56,295)         (75,344)          (29)        (549,419)     (17,420)
    Administrative expense...............       (6,753)          (9,931)           (2)         (86,893)      (1,983)
                                           -----------      -----------       -------     ------------    ---------
    Net investment income (loss).........      (34,524)           7,808           (29)        (559,103)      40,414
                                           -----------      -----------       -------     ------------    ---------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..................    1,223,029        2,440,359         4,718       12,071,260      648,046
    Cost of investments sold.............    1,506,111        3,364,581         4,379       11,014,100      677,985
                                           -----------      -----------       -------     ------------    ---------
       Realized gains (losses) on
        fund shares......................     (283,082)        (924,222)          339        1,057,160      (29,939)
Realized gain distributions..............      513,499        2,015,684            --               --           --
                                           -----------      -----------       -------     ------------    ---------
    Net realized gains (losses)..........      230,417        1,091,462           339        1,057,160      (29,939)
Change in unrealized gains (losses)......   (2,309,650)      (3,295,139)       (1,604)     (24,854,278)    (176,388)
                                           -----------      -----------       -------     ------------    ---------
    Net realized and unrealized gains
     (losses) on investments.............   (2,079,233)      (2,203,677)       (1,265)     (23,797,118)    (206,327)
                                           -----------      -----------       -------     ------------    ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS..............................  $(2,113,757)     $(2,195,869)      $(1,294)    $(24,356,221)   $(165,913)
                                           ===========      ===========       =======     ============    =========

                                          The Universal
                                          Institutional
                                           Funds, Inc.
                                           Sub-Account
                                          -------------
                                           Van Kampen
                                          UIF Emerging
                                             Markets
                                             Equity
                                          -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends................................ $         --
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...........     (633,497)
    Administrative expense...............      (92,993)
                                          ------------
    Net investment income (loss).........     (726,490)
                                          ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..................   14,180,307
    Cost of investments sold.............   11,892,956
                                          ------------
       Realized gains (losses) on
        fund shares......................    2,287,351
Realized gain distributions..............   12,912,391
                                          ------------
    Net realized gains (losses)..........   15,199,742
Change in unrealized gains (losses)......  (47,927,754)
                                          ------------
    Net realized and unrealized gains
     (losses) on investments.............  (32,728,012)
                                          ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM
 OPERATIONS.............................. $(33,454,502)
                                          ============

--------
(aa)Previously known as STI Classic Mid-Cap Core Equity Fund
(ab)Previously known as STI Classic Small Cap Value Equity
(ac)Previously known as Rydex OTC
(ad)Previously known as Van Kampen UIF Equity Growth
(ae)Previously known as Van Kampen UIF Fixed Income

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                      The Universal The Universal The Universal  The Universal  The Universal The Universal
                                      Institutional Institutional Institutional  Institutional  Institutional Institutional
                                       Funds, Inc.   Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.   Funds, Inc.
                                       Sub-Account   Sub-Account   Sub-Account    Sub-Account    Sub-Account   Sub-Account
                                      ------------- ------------- -------------- -------------- ------------- -------------
                                                                                                 Van Kampen
                                       Van Kampen    Van Kampen   Van Kampen UIF                  UIF U.S.     Van Kampen
                                       UIF Global        UIF      International  Van Kampen UIF    Mid Cap      UIF U.S.
                                      Value Equity   High Yield       Magnum     Mid Cap Growth     Value      Real Estate
                                      ------------- ------------- -------------- -------------- ------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends............................   $    969       $   758     $    892,885   $    218,874  $    708,543  $  1,200,143
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk.......       (472)         (112)        (397,519)      (392,284)   (1,201,118)     (510,600)
    Administrative expense...........        (63)           (7)         (59,360)       (64,306)     (205,450)      (82,671)
                                        --------       -------     ------------   ------------  ------------  ------------
    Net investment income
     (loss)..........................        434           639          436,006       (237,716)     (698,025)      606,872
                                        --------       -------     ------------   ------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............      5,520         1,674        8,315,252      8,156,016    27,151,915    13,767,806
    Cost of investments sold.........      5,765         1,295        8,807,147      7,643,973    29,392,462    13,557,302
                                        --------       -------     ------------   ------------  ------------  ------------
       Realized gains (losses)
        on fund shares...............       (245)          379         (491,895)       512,043    (2,240,547)      210,504
Realized gain distributions..........     10,952            --        3,488,249      7,110,340    25,854,540    13,162,452
                                        --------       -------     ------------   ------------  ------------  ------------
    Net realized gains (losses)......     10,707           379        2,996,354      7,622,383    23,613,993    13,372,956
Change in unrealized gains
 (losses)............................    (29,817)       (3,104)     (19,163,731)   (23,201,476)  (64,554,584)  (27,749,353)
                                        --------       -------     ------------   ------------  ------------  ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................    (19,110)       (2,725)     (16,167,377)   (15,579,093)  (40,940,591)  (14,376,397)
                                        --------       -------     ------------   ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................   $(18,676)      $(2,086)    $(15,731,371)  $(15,816,809) $(41,638,616) $(13,769,525)
                                        ========       =======     ============   ============  ============  ============


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                       The Universal The Universal The Universal  The Universal  The Universal
                                         The Universal Institutional Institutional Institutional  Institutional  Institutional
                                         Institutional  Funds, Inc.   Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.
                                          Funds, Inc.   (Class II)    (Class II)    (Class II)     (Class II)     (Class II)
                                          Sub-Account   Sub-Account   Sub-Account   Sub-Account    Sub-Account    Sub-Account
                                         ------------- ------------- ------------- ------------- --------------- -------------
                                                                      Van Kampen
                                                        Van Kampen   UIF Emerging   Van Kampen     Van Kampen     Van Kampen
                                                       UIF Emerging     Markets     UIF Equity     UIF Capital    UIF Global
                                          Van Kampen   Markets Debt     Equity      and Income       Growth        Franchise
                                           UIF Value    (Class II)    (Class II)    (Class II)   (Class II) (af)  (Class II)
                                         ------------- ------------- ------------- ------------- --------------- -------------
NET INVESTMENT INCOME
 (LOSS)
Dividends...............................   $  5,830     $ 1,776,361  $         --  $  1,583,295    $        --   $  1,608,743
Charges from Allstate Life
 Insurance Company:
    Mortality and expense risk..........     (2,381)       (336,712)     (372,995)     (903,665)      (181,639)    (1,297,899)
    Administrative expense..............       (457)        (65,219)      (69,675)     (171,924)       (38,022)      (242,419)
                                           --------     -----------  ------------  ------------    -----------   ------------
    Net investment income
     (loss).............................      2,992       1,374,430      (442,670)      507,706       (219,661)        68,425
                                           --------     -----------  ------------  ------------    -----------   ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales.................     98,631       7,661,394    10,944,027    22,693,792      4,501,935     26,112,969
    Cost of investments sold............    129,938       8,750,431    10,113,876    23,934,731      4,094,447     26,967,360
                                           --------     -----------  ------------  ------------    -----------   ------------
       Realized gains (losses) on
        fund shares.....................    (31,307)     (1,089,037)      830,151    (1,240,939)       407,488       (854,391)
Realized gain distributions.............     29,362       1,033,180     7,705,679     2,130,912             --      5,752,422
                                           --------     -----------  ------------  ------------    -----------   ------------
    Net realized gains (losses).........     (1,945)        (55,857)    8,535,830       889,973        407,488      4,898,031
Change in unrealized gains
 (losses)...............................    (74,650)     (5,565,198)  (27,939,017)  (18,767,451)    (8,507,557)   (37,643,881)
                                           --------     -----------  ------------  ------------    -----------   ------------
    Net realized and unrealized
     gains (losses) on
     investments........................    (76,595)     (5,621,055)  (19,403,187)  (17,877,478)    (8,100,069)   (32,745,850)
                                           --------     -----------  ------------  ------------    -----------   ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS.............................   $(73,603)    $(4,246,625) $(19,845,857) $(17,369,772)   $(8,319,730)  $(32,677,425)
                                           ========     ===========  ============  ============    ===========   ============

--------
(af)Previously known as Van Kampen UIF Equity Growth (Class II)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                      The Universal The Universal The Universal  The Universal  The Universal  Van Kampen
                                      Institutional Institutional Institutional  Institutional  Institutional     Life
                                       Funds, Inc.   Funds, Inc.   Funds, Inc.    Funds, Inc.    Funds, Inc.   Investment
                                       (Class II)    (Class II)     (Class II)     (Class II)    (Class II)       Trust
                                       Sub-Account   Sub-Account   Sub-Account    Sub-Account    Sub-Account   Sub-Account
                                      ------------- ------------- -------------- -------------- ------------- ------------
                                       Van Kampen
                                        UIF Int'l    Van Kampen   Van Kampen UIF Van Kampen UIF  Van Kampen
                                         Growth      UIF Mid Cap  Small Company   U.S. Mid Cap    UIF U.S.
                                         Equity        Growth         Growth         Value       Real Estate   LIT Capital
                                       (Class II)    (Class II)     (Class II)     (Class II)    (Class II)    Growth (ag)
                                      ------------- ------------- -------------- -------------- ------------- ------------
NET INVESTMENT
 INCOME (LOSS)
Dividends............................  $       131  $    317,902   $        --    $    460,818  $  1,959,203  $    173,388
Charges from Allstate Life
 Insurance Company:
    Mortality and expense
     risk............................      (60,151)     (640,978)     (232,885)       (843,254)     (970,728)     (444,344)
    Administrative expense...........      (11,666)     (124,556)      (53,222)       (173,304)     (190,275)      (59,691)
                                       -----------  ------------   -----------    ------------  ------------  ------------
    Net investment income
     (loss)..........................      (71,686)     (447,632)     (286,107)       (555,740)      798,200      (330,647)
                                       -----------  ------------   -----------    ------------  ------------  ------------
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund
 shares:
    Proceeds from sales..............    1,409,971    15,088,257     4,244,414      14,839,628    23,112,693     8,393,113
    Cost of investments sold.........    1,485,421    16,488,563     4,836,979      18,427,242    27,699,344    10,230,486
                                       -----------  ------------   -----------    ------------  ------------  ------------
       Realized gains (losses)
        on fund shares...............      (75,450)   (1,400,306)     (592,565)     (3,587,614)   (4,586,651)   (1,837,373)
Realized gain distributions..........       10,085    12,122,307     1,741,055      19,322,520    27,209,486            --
                                       -----------  ------------   -----------    ------------  ------------  ------------
    Net realized gains
     (losses)........................      (65,365)   10,722,001     1,148,490      15,734,906    22,622,835    (1,837,373)
Change in unrealized gains
 (losses)............................   (2,475,294)  (36,884,476)   (9,586,835)    (45,707,511)  (51,361,578)  (17,725,762)
                                       -----------  ------------   -----------    ------------  ------------  ------------
    Net realized and unrealized
     gains (losses) on
     investments.....................   (2,540,659)  (26,162,475)   (8,438,345)    (29,972,605)  (28,738,743)  (19,563,135)
                                       -----------  ------------   -----------    ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS..........................  $(2,612,345) $(26,610,107)  $(8,724,452)   $(30,528,345) $(27,940,543) $(19,893,782)
                                       ===========  ============   ===========    ============  ============  ============

--------
(ag)Previously known as Strat Growth I


                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                                       Van Kampen      Van Kampen
                                               Van Kampen   Van Kampen   Van Kampen       Life            Life
                                                  Life         Life         Life       Investment      Investment
                                               Investment   Investment   Investment       Trust          Trust
                                                  Trust        Trust       Trust       (Class II)      (Class II)
                                               Sub-Account  Sub-Account Sub-Account    Sub-Account    Sub-Account
                                              ------------  ----------- ------------ --------------- -------------
                                                                                       LIT Capital
                                                   LIT          LIT         LIT          Growth       LIT Comstock
                                                Comstock    Government  Money Market (Class II) (ah)   (Class II)
                                              ------------  ----------- ------------ --------------- -------------
NET INVESTMENT INCOME (LOSS)
Dividends.................................... $  1,562,393   $ 59,405    $   74,809   $     91,580   $   5,330,399
Charges from Allstate Life Insurance
 Company:
    Mortality and expense risk...............     (754,430)   (15,388)      (45,536)      (653,590)     (3,165,791)
    Administrative expense...................      (90,138)    (1,842)       (6,315)      (130,132)       (632,950)
                                              ------------   --------    ----------   ------------   -------------
    Net investment income (loss).............      717,825     42,175        22,958       (692,142)      1,531,658
                                              ------------   --------    ----------   ------------   -------------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales......................   18,089,492    438,201     2,457,550     13,779,983      62,731,545
    Cost of investments sold.................   19,523,744    448,249     2,457,550     12,810,060      68,813,275
                                              ------------   --------    ----------   ------------   -------------
       Realized gains (losses) on fund
        shares...............................   (1,434,252)   (10,048)           --        969,923      (6,081,730)
Realized gain distributions..................    3,374,454         --            --             --      13,091,460
                                              ------------   --------    ----------   ------------   -------------
    Net realized gains (losses)..............    1,940,202    (10,048)           --        969,923       7,009,730
Change in unrealized gains (losses)..........  (27,195,100)   (33,141)           --    (27,932,825)   (104,699,949)
                                              ------------   --------    ----------   ------------   -------------
    Net realized and unrealized gains
     (losses) on investments.................  (25,254,898)   (43,189)           --    (26,962,902)    (97,690,219)
                                              ------------   --------    ----------   ------------   -------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS...................... $(24,537,073)  $ (1,014)   $   22,958   $(27,655,044)  $ (96,158,561)
                                              ============   ========    ==========   ============   =============

--------
(ah)Previously known as Strat Growth II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2008
--------------------------------------------------------------------------------

                                                                   Van Kampen     Van Kampen     Van Kampen
                                                                      Life           Life           Life
                                                                   Investment     Investment     Investment
                                                                     Trust           Trust         Trust
                                                                   (Class II)     (Class II)     (Class II)
                                                                  Sub-Account     Sub-Account   Sub-Account
                                                                 -------------- --------------- ------------
                                                                 LIT Growth and   LIT Mid Cap       LIT
                                                                     Income         Growth      Money Market
                                                                   (Class II)   (Class II) (ai)  (Class II)
                                                                 -------------- --------------- ------------
NET INVESTMENT INCOME (LOSS)
Dividends.......................................................  $  2,318,282   $         --   $   652,355
Charges from Allstate Life Insurance Company:
    Mortality and expense risk..................................    (1,657,336)      (215,398)     (503,966)
    Administrative expense......................................      (342,528)       (43,958)      (90,689)
                                                                  ------------   ------------   -----------
    Net investment income (loss)................................       318,418       (259,356)       57,700
                                                                  ------------   ------------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales.........................................    31,375,959      4,825,376    22,579,738
    Cost of investments sold....................................    32,764,334      5,114,515    22,579,738
                                                                  ------------   ------------   -----------
       Realized gains (losses) on fund shares...................    (1,388,375)      (289,139)           --
Realized gain distributions.....................................     4,504,351      5,714,357            --
                                                                  ------------   ------------   -----------
    Net realized gains (losses).................................     3,115,976      5,425,218            --
Change in unrealized gains (losses).............................   (50,606,944)   (14,096,010)           --
                                                                  ------------   ------------   -----------
    Net realized and unrealized gains (losses) on investments...   (47,490,968)    (8,670,792)           --
                                                                  ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................................  $(47,172,550)  $ (8,930,148)  $    57,700
                                                                  ============   ============   ===========

--------
(ai)Previously known as LIT Aggressive Growth (Class II)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                        Advanced                 Advanced              Advanced
                                                      Series Trust             Series Trust          Series Trust
                                                      Sub-Account              Sub-Account            Sub-Account
                                                -----------------------  -----------------------  ------------------
                                                          AST                                             AST
                                                  Academic Strategies              AST                Aggressive
                                                  Asset Allocation (a)     Advanced Strategies     Asset Allocation
                                                -----------------------  -----------------------  ------------------
                                                    2008      2007 (aj)      2008      2007 (aj)    2008    2007 (aj)
                                                -----------  ----------  -----------  ----------  --------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $   (33,789) $   (1,376) $     4,622  $      (53) $   (859)  $   (28)
Net realized gains (losses)....................  (1,716,106)      7,814     (476,165)        (16)  (23,332)      298
Change in unrealized gains (losses)............  (1,673,389)    (28,255)    (246,425)      2,697   (52,880)      925
                                                -----------  ----------  -----------  ----------  --------   -------
Increase (decrease) in net assets from
 operations....................................  (3,423,284)    (21,817)    (717,968)      2,628   (77,071)    1,195
                                                -----------  ----------  -----------  ----------  --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................  10,944,765   3,549,877    2,313,219   1,228,958   197,404    52,574
Benefit payments...............................          --          --           --          --        --        --
Payments on termination........................    (201,029)    (12,089)     (30,538)     (1,297)       --        --
Contract maintenance charge....................      (1,372)         --         (511)         --       (19)       --
Transfers among the sub-accounts and with
 the Fixed Account--net........................  (4,885,250)    115,215   (1,438,097)      8,592   (87,223)      242
Adjustment to net assets allocated to contract
 in payout period..............................          --          --           --          --        --        --
                                                -----------  ----------  -----------  ----------  --------   -------
Increase (decrease) in net assets from
 contract transactions.........................   5,857,114   3,653,003      844,073   1,236,253   110,162    52,816
                                                -----------  ----------  -----------  ----------  --------   -------
INCREASE (DECREASE) IN NET
 ASSETS........................................   2,433,830   3,631,186      126,105   1,238,881    33,091    54,011
NET ASSETS AT BEGINNING OF
 PERIOD........................................   3,631,186          --    1,238,881          --    54,011        --
                                                -----------  ----------  -----------  ----------  --------   -------
NET ASSETS AT END OF PERIOD.................... $ 6,065,016  $3,631,186  $ 1,364,986  $1,238,881  $ 87,102   $54,011
                                                ===========  ==========  ===========  ==========  ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................     348,463          --      118,452          --     5,213        --
       Units issued............................   1,763,431     530,450      429,900     166,390    25,121     5,236
       Units redeemed..........................  (1,244,630)   (181,987)    (359,725)    (47,938)  (15,535)      (23)
                                                -----------  ----------  -----------  ----------  --------   -------
    Units outstanding at end of period.........     867,264     348,463      188,627     118,452    14,799     5,213
                                                ===========  ==========  ===========  ==========  ========   =======

--------
(a)Previously known as AST Balanced Asset Allocation Portfolio
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                               Advanced            Advanced           Advanced
                                                             Series Trust        Series Trust       Series Trust
                                                              Sub-Account         Sub-Account       Sub-Account
                                                          ------------------  ------------------  ----------------
                                                                  AST                 AST               AST
                                                          Alliance Bernstein  Alliance Bernstein  American Century
                                                              Core Value        Growth & Income   Income & Growth
                                                          ------------------  ------------------  ----------------
                                                            2008    2007 (aj)   2008    2007 (aj)       2008
                                                          --------  --------- --------  --------- ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................. $  1,758   $    (1) $    (20)  $   208      $    38
Net realized gains (losses)..............................   (6,809)       --    (1,817)    1,337         (567)
Change in unrealized gains (losses)......................  (15,290)      (46)  (22,277)   (2,142)      (1,038)
                                                          --------   -------  --------   -------      -------
Increase (decrease) in net assets from operations........  (20,341)      (47)  (24,114)     (597)      (1,567)
                                                          --------   -------  --------   -------      -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.................................................       --        --        --        --       12,787
Benefit payments.........................................       --        --        --        --           --
Payments on termination..................................       --        --   (21,990)       --           --
Contract maintenance charge..............................       (3)       --       (11)       --           --
Transfers among the sub-accounts and with the Fixed
 Account--net............................................   33,199     9,570    27,852    48,939         (103)
Adjustment to net assets allocated to contract in payout
 period..................................................       --        --        --        --           --
                                                          --------   -------  --------   -------      -------
Increase (decrease) in net assets from contract
 transactions............................................   33,196     9,570     5,851    48,938       12,684
                                                          --------   -------  --------   -------      -------
INCREASE (DECREASE) IN NET ASSETS........................   12,855     9,523   (18,263)   48,342       11,117
NET ASSETS AT BEGINNING OF PERIOD........................    9,523        --    48,342        --           --
                                                          --------   -------  --------   -------      -------
NET ASSETS AT END OF PERIOD.............................. $ 22,378   $ 9,523  $ 30,079   $48,342      $11,117
                                                          ========   =======  ========   =======      =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.............    1,001        --     4,741        --           --
       Units issued......................................   10,496     2,003     3,023     8,649        2,190
       Units redeemed....................................   (7,397)   (1,002)   (2,706)   (3,908)        (382)
                                                          --------   -------  --------   -------      -------
    Units outstanding at end of period...................    4,100     1,001     5,058     4,741        1,808
                                                          ========   =======  ========   =======      =======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Advanced           Advanced       Advanced            Advanced
                                             Series Trust       Series Trust   Series Trust        Series Trust
                                             Sub-Account        Sub-Account    Sub-Account         Sub-Account
                                        ---------------------  -------------- -------------- -----------------------
                                                 AST                AST            AST                 AST
                                               Balanced             Bond           Bond           Capital Growth
                                         Asset Allocation (b)  Portfolio 2018 Portfolio 2019     Asset Allocation
                                        ---------------------  -------------- -------------- -----------------------
                                            2008     2007 (aj)    2008 (c)       2008 (c)        2008      2007 (aj)
                                        -----------  --------- -------------- -------------- -----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $   (17,458) $   (707)   $   (4,587)     $   (304)   $   (38,643) $   (3,860)
Net realized gains (losses)............    (966,821)    1,793        52,514         9,480     (1,305,026)      3,846
Change in unrealized gains
 (losses)..............................    (284,136)    2,729       165,714         8,867     (1,239,015)    (45,349)
                                        -----------  --------    ----------      --------    -----------  ----------
Increase (decrease) in net assets from
 operations............................  (1,268,415)    3,815       213,641        18,043     (2,582,684)    (45,363)
                                        -----------  --------    ----------      --------    -----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................   6,397,142   715,901            --            --      6,980,265   2,482,865
Benefit payments.......................          --        --            --            --             --          --
Payments on termination................     (81,603)   (2,004)           --            --        (96,388)        (80)
Contract maintenance charge............      (1,448)       --            --            --         (1,432)         --
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................  (1,195,631)  (48,697)      837,550        56,774     (2,557,133)    228,172
Adjustment to net assets allocated to
 contract in payout period.............          --        --            --            --             --          --
                                        -----------  --------    ----------      --------    -----------  ----------
Increase (decrease) in net assets from
 contract transactions.................   5,118,460   665,200       837,550        56,774      4,325,312   2,710,957
                                        -----------  --------    ----------      --------    -----------  ----------
INCREASE (DECREASE) IN
 NET ASSETS............................   3,850,045   669,015     1,051,191        74,817      1,742,628   2,665,594
NET ASSETS AT BEGINNING
 OF PERIOD.............................     669,015        --            --            --      2,665,594          --
                                        -----------  --------    ----------      --------    -----------  ----------
NET ASSETS AT END OF
 PERIOD................................ $ 4,519,060  $669,015    $1,051,191      $ 74,817    $ 4,408,222  $2,665,594
                                        ===========  ========    ==========      ========    ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................      64,108        --            --            --        256,135          --
       Units issued....................   1,396,888   115,196       227,127        20,306      1,543,744     430,420
       Units redeemed..................    (845,037)  (51,088)     (140,862)      (14,198)    (1,138,125)   (174,285)
                                        -----------  --------    ----------      --------    -----------  ----------
    Units outstanding at end of
     period............................     615,959    64,108        86,265         6,108        661,754     256,135
                                        ===========  ========    ==========      ========    ===========  ==========

--------
(b)Previously known as AST Conservative Asset Allocation Portfolio
(c)For the period beginning January 28, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Advanced         Advanced          Advanced            Advanced
                                             Series Trust     Series Trust      Series Trust        Series Trust
                                             Sub-Account      Sub-Account        Sub-Account        Sub-Account
                                           ---------------- ---------------- ------------------  -----------------
                                                 AST              AST                AST                AST
                                              CLS Growth      CLS Moderate         Cohen &              DeAm
                                           Asset Allocation Asset Allocation    Steers Realty     Large-Cap Value
                                           ---------------- ---------------- ------------------  -----------------
                                                 2008             2008         2008    2007 (aj)   2008   2007 (aj)
                                           ---------------- ---------------- --------  --------- -------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)..............    $  (1,213)       $  (2,950)    $    953   $   (1)  $   260   $   --
Net realized gains (losses)...............      (81,997)         (75,971)      14,743       --       714       --
Change in unrealized gains (losses).......        1,729          (35,120)     (30,489)     (18)   (9,151)      (1)
                                              ---------        ---------     --------   ------   -------   ------
Increase (decrease) in net assets from
 operations...............................      (81,481)        (114,041)     (14,793)     (19)   (8,177)      (1)
                                              ---------        ---------     --------   ------   -------   ------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................      416,039          853,716       (2,500)   5,500     4,000       --
Benefit payments..........................           --               --           --       --        --       --
Payments on termination...................           --              238           --       --        --       --
Contract maintenance charge...............         (333)            (181)         (15)      --        (3)      --
Transfers among the sub-accounts and with
 the Fixed Account--net...................     (275,277)           6,452       34,099    2,242    16,372    1,221
Adjustment to net assets allocated to
 contract in payout period................           --               --           --       --        --       --
                                              ---------        ---------     --------   ------   -------   ------
Increase (decrease) in net assets from
 contract transactions....................      140,429          860,225       31,584    7,742    20,369    1,221
                                              ---------        ---------     --------   ------   -------   ------
INCREASE (DECREASE) IN NET
 ASSETS...................................       58,948          746,184       16,791    7,723    12,192    1,220
NET ASSETS AT BEGINNING OF
 PERIOD...................................           --               --        7,723       --     1,220       --
                                              ---------        ---------     --------   ------   -------   ------
NET ASSETS AT END OF PERIOD...............    $  58,948        $ 746,184     $ 24,514   $7,723   $13,412   $1,220
                                              =========        =========     ========   ======   =======   ======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................           --               --          823       --       124       --
       Units issued.......................       62,390          174,809        4,586    1,078     2,948      248
       Units redeemed.....................      (53,601)         (73,261)      (1,318)    (255)     (867)    (124)
                                              ---------        ---------     --------   ------   -------   ------
    Units outstanding at end of period....        8,789          101,548        4,091      823     2,205      124
                                              =========        =========     ========   ======   =======   ======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                          Advanced           Advanced              Advanced
                                                        Series Trust       Series Trust          Series Trust
                                                        Sub-Account        Sub-Account           Sub-Account
                                                     -----------------  -----------------  -----------------------
                                                            AST                AST                   AST
                                                            DeAm            Federated            First Trust
                                                      Small-Cap Value   Aggressive Growth      Balanced Target
                                                     -----------------  -----------------  -----------------------
                                                     2008 (d) 2007 (aj)   2008   2007 (aj)     2008      2007 (aj)
                                                     -------- --------- -------  --------- -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)........................ $    70    $ --    $  (192)   $ --    $    14,033  $     (128)
Net realized gains (losses).........................    (111)     --        (80)     --     (1,178,525)       (935)
Change in unrealized gains (losses).................      (9)      9     (8,055)      6       (357,780)    (20,753)
                                                     -------    ----    -------    ----    -----------  ----------
Increase (decrease) in net assets from operations...     (50)      9     (8,327)      6     (1,522,272)    (21,816)
                                                     -------    ----    -------    ----    -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits............................................   1,000      --      8,125      --      4,376,569   2,487,259
Benefit payments....................................      --      --         --      --             --          --
Payments on termination.............................      --      --         --      --        (97,581)     (1,537)
Contract maintenance charge.........................      --      --         (2)     --         (1,748)         --
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................  (1,294)    335     11,211     610     (3,389,259)     15,209
Adjustment to net assets allocated to contract in
 payout period......................................      --      --         --      --             --          --
                                                     -------    ----    -------    ----    -----------  ----------
Increase (decrease) in net assets from contract
 transactions.......................................    (294)    335     19,334     610        887,981   2,500,931
                                                     -------    ----    -------    ----    -----------  ----------
INCREASE (DECREASE) IN NET ASSETS...................    (344)    344     11,007     616       (634,291)  2,479,115
NET ASSETS AT BEGINNING OF PERIOD...................     344      --        616      --      2,479,115          --
                                                     -------    ----    -------    ----    -----------  ----------
NET ASSETS AT END OF PERIOD......................... $    --    $344    $11,623    $616    $ 1,844,824  $2,479,115
                                                     =======    ====    =======    ====    ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period........      39      --         60      --        238,272          --
       Units issued.................................      --      78      3,330     120        881,431     390,812
       Units redeemed...............................     (39)    (39)    (1,328)    (60)      (845,131)   (152,540)
                                                     -------    ----    -------    ----    -----------  ----------
    Units outstanding at end of period..............      --      39      2,062      60        274,572     238,272
                                                     =======    ====    =======    ====    ===========  ==========

--------
(d)For the period beginning January 1, 2008 and ended July 18, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Advanced            Advanced      Advanced        Advanced
                                                Series Trust        Series Trust  Series Trust    Series Trust
                                                Sub-Account         Sub-Account   Sub-Account      Sub-Account
                                          -----------------------  -------------- ------------ ------------------
                                                    AST                 AST           AST              AST
                                            First Trust Capital      Focus Four      Global       Goldman Sachs
                                            Appreciation Target    Plus Portfolio Real Estate  Concentrated Growth
                                          -----------------------  -------------- ------------ ------------------
                                              2008      2007 (aj)     2008 (e)      2008 (e)     2008    2007 (aj)
                                          -----------  ----------  -------------- ------------ --------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (54,620) $   (5,685)    $   (26)        $ --     $   (394)  $    (2)
Net realized gains (losses)..............  (3,406,114)     (9,148)     (1,471)          --       (3,260)       --
Change in unrealized gains (losses)......  (2,330,234)      6,421         422           23      (13,435)      (68)
                                          -----------  ----------     -------         ----     --------   -------
Increase (decrease) in net assets from
 operations..............................  (5,790,968)     (8,412)     (1,075)          23      (17,089)      (70)
                                          -----------  ----------     -------         ----     --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................  17,121,131   4,752,043      16,046           --           --        --
Benefit payments.........................          --          --          --           --           --        --
Payments on termination..................    (151,793)       (670)         --           --           --        --
Contract maintenance charge..............        (853)         --          --           --           (9)       --
Transfers among the sub-accounts and
 with the Fixed Account--net.............  (9,223,192)    (89,872)     (1,652)         417       36,883    10,494
Adjustment to net assets allocated to
 contract in payout period...............          --          --          --           --           --        --
                                          -----------  ----------     -------         ----     --------   -------
Increase (decrease) in net assets from
 contract transactions...................   7,745,293   4,661,501      14,394          417       36,874    10,494
                                          -----------  ----------     -------         ----     --------   -------
INCREASE (DECREASE) IN NET
 ASSETS..................................   1,954,325   4,653,089      13,319          440       19,785    10,424
NET ASSETS AT BEGINNING OF
 PERIOD..................................   4,653,089          --          --           --       10,424        --
                                          -----------  ----------     -------         ----     --------   -------
NET ASSETS AT END OF PERIOD.............. $ 6,607,414  $4,653,089     $13,319         $440     $ 30,209   $10,424
                                          ===========  ==========     =======         ====     ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     441,186          --          --           --          998        --
       Units issued......................   3,176,694     649,071       3,400          109       10,613     1,998
       Units redeemed....................  (2,542,673)   (207,885)     (1,620)         (37)      (6,700)   (1,000)
                                          -----------  ----------     -------         ----     --------   -------
    Units outstanding at end of period...   1,075,207     441,186       1,780           72        4,911       998
                                          ===========  ==========     =======         ====     ========   =======

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                   Advanced          Advanced          Advanced
                                                                 Series Trust      Series Trust      Series Trust
                                                                  Sub-Account       Sub-Account      Sub-Account
                                                              ------------------  --------------- -----------------
                                                                      AST               AST
                                                                 Goldman Sachs     Goldman Sachs         AST
                                                                Mid-Cap Growth    Small-Cap Value     High Yield
                                                              ------------------  --------------- -----------------
                                                                2008    2007 (aj)      2008         2008   2007 (aj)
                                                              --------  --------- --------------- -------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)................................. $   (587)  $   (1)      $   (6)     $ 1,706   $   (1)
Net realized gains (losses)..................................    5,235       --           (2)      (1,785)      --
Change in unrealized gains (losses)..........................  (30,214)     (28)        (699)      (8,111)       9
                                                              --------   ------       ------      -------   ------
Increase (decrease) in net assets from operations............  (25,566)     (29)        (707)      (8,190)       8
                                                              --------   ------       ------      -------   ------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.....................................................   26,750       --           --       14,667       --
Benefit payments.............................................       --       --           --           --       --
Payments on termination......................................       --       --           --           --       --
Contract maintenance charge..................................       (6)      --           --           (6)      --
Transfers among the sub-accounts and with the Fixed
 Account--net................................................   34,818    1,905        2,799       30,567    1,831
Adjustment to net assets allocated to contract in payout
 period......................................................       --       --           --           --       --
                                                              --------   ------       ------      -------   ------
Increase (decrease) in net assets from contract transactions.   61,562    1,905        2,799       45,228    1,831
                                                              --------   ------       ------      -------   ------
INCREASE (DECREASE) IN NET ASSETS............................   35,996    1,876        2,092       37,038    1,839
NET ASSETS AT BEGINNING OF PERIOD............................    1,876       --           --        1,839       --
                                                              --------   ------       ------      -------   ------
NET ASSETS AT END OF PERIOD.................................. $ 37,872   $1,876       $2,092      $38,877   $1,839
                                                              ========   ======       ======      =======   ======
UNITS OUTSTANDING
    Units outstanding at beginning of period.................      181       --           --          175       --
       Units issued..........................................   11,113      360          273        5,950      349
       Units redeemed........................................   (5,093)    (179)          --       (1,118)    (174)
                                                              --------   ------       ------      -------   ------
    Units outstanding at end of period.......................    6,201      181          273        5,007      175
                                                              ========   ======       ======      =======   ======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Advanced         Advanced          Advanced             Advanced
                                            Series Trust     Series Trust      Series Trust         Series Trust
                                            Sub-Account      Sub-Account        Sub-Account          Sub-Account
                                          ---------------- ---------------- ------------------   ------------------
                                                AST              AST
                                           Horizon Growth  Horizon Moderate         AST                  AST
                                          Asset Allocation Asset Allocation International Growth International Value
                                          ---------------- ---------------- ------------------   ------------------
                                                2008             2008         2008     2007 (aj)   2008    2007 (aj)
                                          ---------------- ---------------- --------   --------- --------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............     $   (363)        $ (1,377)    $     (6)   $    (2) $  2,235   $   177
Net realized gains (losses)..............      (16,393)         (46,631)       3,144      1,425    (8,755)      236
Change in unrealized gains (losses)......          669           (2,810)     (45,166)    (1,436)  (50,170)   (1,222)
                                              --------         --------     --------    -------  --------   -------
Increase (decrease) in net assets from
 operations..............................      (16,087)         (50,818)     (42,028)       (13)  (56,690)     (809)
                                              --------         --------     --------    -------  --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      127,586          410,431       11,929         --    34,404        --
Benefit payments.........................           --               --           --         --        --        --
Payments on termination..................           --              (92)     (11,037)        --   (40,055)       --
Contract maintenance charge..............          (25)             (91)          (5)        --       (12)       --
Transfers among the sub-accounts and
 with the Fixed Account--net.............       (5,020)         (80,084)      80,284     24,217    76,488    57,467
Adjustment to net assets allocated to
 contract in payout period...............           --               --           --         --        --        --
                                              --------         --------     --------    -------  --------   -------
Increase (decrease) in net assets from
 contract transactions...................      122,541          330,164       81,171     24,217    70,825    57,467
                                              --------         --------     --------    -------  --------   -------
INCREASE (DECREASE) IN
 NET ASSETS..............................      106,454          279,346       39,143     24,204    14,135    56,658
NET ASSETS AT BEGINNING
 OF PERIOD...............................           --               --       24,204         --    56,658        --
                                              --------         --------     --------    -------  --------   -------
NET ASSETS AT END OF
 PERIOD..................................     $106,454         $279,346     $ 63,347    $24,204  $ 70,793   $56,658
                                              ========         ========     ========    =======  ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................           --               --        2,189         --     5,414        --
       Units issued......................       31,197           87,343       12,793      4,099    21,837    10,093
       Units redeemed....................      (16,305)         (50,718)      (3,345)    (1,910)  (15,034)   (4,679)
                                              --------         --------     --------    -------  --------   -------
    Units outstanding at end of
     period..............................       14,892           36,625       11,637      2,189    12,217     5,414
                                              ========         ========     ========    =======  ========   =======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                Advanced        Advanced             Advanced
                                                              Series Trust    Series Trust         Series Trust
                                                              Sub-Account      Sub-Account          Sub-Account
                                                              ------------ ------------------   ------------------
                                                                  AST              AST
                                                               Investment       JPMorgan                AST
                                                               Grade Bond  International Equity   Large-Cap Value
                                                              ------------ ------------------   ------------------
                                                                2008 (c)     2008     2007 (aj)   2008    2007 (aj)
                                                              ------------ --------   --------- --------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)................................. $   (48,080) $  1,228    $   392  $    517   $    90
Net realized gains (losses)..................................     180,638    (7,054)       211    (7,214)      288
Change in unrealized gains (losses)..........................     972,934   (29,682)    (1,011)   (5,081)   (1,457)
                                                              -----------  --------    -------  --------   -------
Increase (decrease) in net assets from operations............   1,105,492   (35,508)      (408)  (11,778)   (1,079)
                                                              -----------  --------    -------  --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.....................................................          --    26,750         --        --    11,371
Benefit payments.............................................          --        --         --        --        --
Payments on termination......................................    (104,937)  (22,877)        --        --        --
Contract maintenance charge..................................     (23,030)       (5)        --       (15)       --
Transfers among the sub-accounts and with the Fixed
 Account--net................................................  10,746,860    27,263     51,211      (573)    8,469
Adjustment to net assets allocated to contract in payout
 period......................................................          --        --         --        --        --
                                                              -----------  --------    -------  --------   -------
Increase (decrease) in net assets from contract transactions.  10,618,893    31,131     51,211      (588)   19,840
                                                              -----------  --------    -------  --------   -------
INCREASE (DECREASE) IN NET ASSETS............................  11,724,385    (4,377)    50,803   (12,366)   18,761
NET ASSETS AT BEGINNING OF PERIOD............................          --    50,803         --    18,761        --
                                                              -----------  --------    -------  --------   -------
NET ASSETS AT END OF PERIOD.................................. $11,724,385  $ 46,426    $50,803  $  6,395   $18,761
                                                              ===========  ========    =======  ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.................          --     4,916         --     1,960        --
       Units issued..........................................   2,264,620    11,619      9,095     4,851     2,839
       Units redeemed........................................  (1,179,570)   (8,766)    (4,179)   (5,652)     (879)
                                                              -----------  --------    -------  --------   -------
    Units outstanding at end of period.......................   1,085,050     7,769      4,916     1,159     1,960
                                                              ===========  ========    =======  ========   =======

--------
(c)For the period beginning January 28, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                               Advanced            Advanced            Advanced
                                                             Series Trust        Series Trust        Series Trust
                                                              Sub-Account         Sub-Account         Sub-Account
                                                          ------------------  ------------------  ------------------
                                                                  AST                 AST
                                                              Lord Abbett           Marsico               AST
                                                            Bond-Debenture      Capital Growth     MFS Global Equity
                                                          ------------------  ------------------  ------------------
                                                            2008    2007 (aj)   2008    2007 (aj)   2008    2007 (aj)
                                                          --------  --------- --------  --------- --------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................. $  2,611   $   (1)  $   (403)  $   (10) $    159   $   888
Net realized gains (losses)..............................   (1,805)      --        565        --    13,464      (905)
Change in unrealized gains (losses)......................  (11,406)      13    (27,879)     (284)  (43,137)     (645)
                                                          --------   ------   --------   -------  --------   -------
Increase (decrease) in net assets from operations........  (10,600)      12    (27,717)     (294)  (29,514)     (662)
                                                          --------   ------   --------   -------  --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.................................................       --       --     39,559        --    26,750        --
Benefit payments.........................................       --       --         --        --        --        --
Payments on termination..................................       --       --     (5,841)       --        --        --
Contract maintenance charge..............................      (10)      --         (3)       --        (2)       --
Transfers among the sub-accounts and with the Fixed
 Account--net............................................   36,058    3,052     22,830    15,404    79,106     9,104
Adjustment to net assets allocated to contract in payout
 period..................................................       --       --         --        --        --        --
                                                          --------   ------   --------   -------  --------   -------
Increase (decrease) in net assets from contract
 transactions............................................   36,048    3,052     56,545    15,404   105,854     9,104
                                                          --------   ------   --------   -------  --------   -------
INCREASE (DECREASE) IN NET ASSETS........................   25,448    3,064     28,828    15,110    76,340     8,442
NET ASSETS AT BEGINNING OF PERIOD........................    3,064       --     15,110        --     8,442        --
                                                          --------   ------   --------   -------  --------   -------
NET ASSETS AT END OF PERIOD.............................. $ 28,512   $3,064   $ 43,938   $15,110  $ 84,782   $ 8,442
                                                          ========   ======   ========   =======  ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.............      294       --      1,394        --       808        --
       Units issued......................................    4,931      588     13,237     1,860    17,350     6,236
       Units redeemed....................................   (1,620)    (294)    (7,343)     (466)   (5,691)   (5,428)
                                                          --------   ------   --------   -------  --------   -------
    Units outstanding at end of period...................    3,605      294      7,288     1,394    12,467       808
                                                          ========   ======   ========   =======  ========   =======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                Advanced        Advanced            Advanced
                                                              Series Trust    Series Trust        Series Trust
                                                              Sub-Account     Sub-Account          Sub-Account
                                                              ------------ -----------------  --------------------
                                                                  AST         AST Mid-Cap           AST Money
                                                               MFS Growth        Value               Market
                                                              ------------ -----------------  --------------------
                                                                  2008       2008   2007 (aj)    2008     2007 (aj)
                                                              ------------ -------  --------- ----------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss).................................   $  (104)   $   128   $   (1)  $    2,447   $    65
Net realized gains (losses)..................................    (2,499)    (3,497)      --           --        --
Change in unrealized gains (losses)..........................    (3,291)    (3,430)     (17)          --        --
                                                                -------    -------   ------   ----------   -------
Increase (decrease) in net assets from operations............    (5,894)    (6,799)     (18)       2,447        65
                                                                -------    -------   ------   ----------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.....................................................        --         --       --      500,696    66,295
Benefit payments.............................................        --         --       --     (451,021)   (3,506)
Payments on termination......................................        --         --       --      (41,458)       --
Contract maintenance charge..................................        --         --       --          (36)       --
Transfers among the sub-accounts and with the Fixed
 Account--net................................................    12,758     12,853    4,175      937,610     3,507
Adjustment to net assets allocated to contract in payout
 period......................................................        --         --       --           --        --
                                                                -------    -------   ------   ----------   -------
Increase (decrease) in net assets from contract transactions.    12,758     12,853    4,175      945,791    66,296
                                                                -------    -------   ------   ----------   -------
INCREASE (DECREASE) IN NET ASSETS............................     6,864      6,054    4,157      948,238    66,361
NET ASSETS AT BEGINNING OF PERIOD............................        --      4,157       --       66,361        --
                                                                -------    -------   ------   ----------   -------
NET ASSETS AT END OF PERIOD..................................   $ 6,864    $10,211   $4,157   $1,014,599   $66,361
                                                                =======    =======   ======   ==========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.................        --        426       --        6,546        --
       Units issued..........................................     2,051      5,292      851      193,296     6,891
       Units redeemed........................................    (1,041)    (4,007)    (425)    (100,881)     (345)
                                                                -------    -------   ------   ----------   -------
    Units outstanding at end of period.......................     1,010      1,711      426       98,961     6,546
                                                                =======    =======   ======   ==========   =======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                        Advanced              Advanced            Advanced
                                                      Series Trust          Series Trust        Series Trust
                                                       Sub-Account           Sub-Account        Sub-Account
                                                   --------------------  ------------------  -----------------
                                                           AST                   AST                AST
                                                    Neuberger Berman/     Neuberger Berman    Neuberger Berman
                                                   LSV Mid-Cap Value (f)   Mid-Cap Growth     Small-Cap Growth
                                                   --------------------- ------------------  -----------------
                                                     2008     2007 (aj)    2008    2007 (aj)   2008   2007 (aj)
                                                   --------   ---------  --------  --------- -------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)...................... $    203    $   (1)   $   (370)   $  --   $   (71)   $ --
Net realized gains (losses).......................      508        --      (2,505)       1       (31)     --
Change in unrealized gains (losses)...............  (18,744)      (17)    (13,468)       6    (2,245)    (26)
                                                   --------    ------    --------    -----   -------    ----
Increase (decrease) in net assets from operations.  (18,033)      (18)    (16,343)       7    (2,347)    (26)
                                                   --------    ------    --------    -----   -------    ----
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..........................................    9,375        --      30,970       --       500      --
Benefit payments..................................       --        --          --       --        --      --
Payments on termination...........................       --        --          --       --        --      --
Contract maintenance charge.......................       (5)       --          (2)      --        (2)     --
Transfers among the sub-accounts and with the
  Fixed Account--net..............................   33,737     2,277       8,689      609     5,943     842
Adjustment to net assets allocated to contract in
  payout period...................................       --        --          --       --        --      --
                                                   --------    ------    --------    -----   -------    ----
Increase (decrease) in net assets from contract
  transactions....................................   43,107     2,277      39,657      609     6,441     842
                                                   --------    ------    --------    -----   -------    ----
INCREASE (DECREASE) IN NET ASSETS.................   25,074     2,259      23,314      616     4,094     816
NET ASSETS AT BEGINNING OF PERIOD.................    2,259        --         616       --       816      --
                                                   --------    ------    --------    -----   -------    ----
NET ASSETS AT END OF PERIOD....................... $ 27,333    $2,259    $ 23,930    $ 616   $ 4,910    $816
                                                   ========    ======    ========    =====   =======    ====
UNITS OUTSTANDING
    Units outstanding at beginning of period......      225        --          58       --        72      --
       Units issued...............................    6,207       450       8,147      195     1,109     145
       Units redeemed.............................   (1,654)     (225)     (4,153)    (137)     (411)    (73)
                                                   --------    ------    --------    -----   -------    ----
    Units outstanding at end of period............    4,778       225       4,052       58       770      72
                                                   ========    ======    ========    =====   =======    ====

--------
(f)Previously known as AST Neuberger Berman Mid-Cap Value Portfolio
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Advanced         Advanced         Advanced          Advanced
                                             Series Trust     Series Trust     Series Trust      Series Trust
                                             Sub-Account      Sub-Account      Sub-Account        Sub-Account
                                           ---------------- ---------------- ---------------- ------------------
                                                 AST              AST              AST                AST
                                               Niemann         Parametric         PIMCO              PIMCO
                                            Capital Growth  Emerging Markets Limited Maturity    Total Return
                                           Asset Allocation      Equity            Bond              Bond
                                           ---------------- ---------------- ---------------- ------------------
                                                 2008           2008 (e)           2008         2008    2007 (aj)
                                           ---------------- ---------------- ---------------- --------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)..............     $   (491)        $   (14)         $  2,853     $  3,683   $ 1,823
Net realized gains (losses)...............      (11,940)             (6)             (237)        (309)     (496)
Change in unrealized gains (losses).......         (261)         (2,001)           (6,259)     (11,705)      (44)
                                               --------         -------          --------     --------   -------
Increase (decrease) in net assets from
 operations...............................      (12,692)         (2,021)           (3,643)      (8,331)    1,283
                                               --------         -------          --------     --------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................      164,806              --            53,500        3,661        --
Benefit payments..........................           --              --                --           --        --
Payments on termination...................           --              --           (10,000)     (32,497)       --
Contract maintenance charge...............          (19)             --                --          (36)       --
Transfers among the sub-accounts and with
 the Fixed Account--net...................      (24,039)          6,717           144,659      160,600    65,372
Adjustment to net assets allocated to
 contract in payout period................           --              --                --           --        --
                                               --------         -------          --------     --------   -------
Increase (decrease) in net assets from
 contract transactions....................      140,748           6,717           188,159      131,728    65,372
                                               --------         -------          --------     --------   -------
INCREASE (DECREASE) IN NET
 ASSETS...................................      128,056           4,696           184,516      123,397    66,655
NET ASSETS AT BEGINNING OF
 PERIOD...................................           --              --                --       66,655        --
                                               --------         -------          --------     --------   -------
NET ASSETS AT END OF PERIOD...............     $128,056         $ 4,696          $184,516     $190,052   $66,655
                                               ========         =======          ========     ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................           --              --                --        6,291        --
       Units issued.......................       40,237             975            25,490       21,515    15,498
       Units redeemed.....................      (23,195)           (135)           (7,638)      (9,198)   (9,207)
                                               --------         -------          --------     --------   -------
    Units outstanding at end of period....       17,042             840            17,852       18,608     6,291
                                               ========         =======          ========     ========   =======

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         Advanced             Advanced             Advanced
                                                       Series Trust         Series Trust         Series Trust
                                                        Sub-Account          Sub-Account         Sub-Account
                                                   --------------------  ------------------  -------------------
                                                            AST                  AST                 AST
                                                       Preservation            QMA US        Schroders Multi-Asset
                                                     Asset Allocation     Equity Alpha (g)   World Strategies (h)
                                                   --------------------  ------------------  -------------------
                                                      2008     2007 (aj)   2008    2007 (aj)    2008     2007 (aj)
                                                   ----------  --------- --------  --------- ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $  (17,542) $   (102) $  1,468   $   602  $     431   $  1,745
Net realized gains (losses).......................   (334,685)     (113)   (8,714)   (1,011)   (78,711)     5,907
Change in unrealized gains (losses)...............   (332,203)    1,254   (28,090)     (169)    (4,800)    (7,407)
                                                   ----------  --------  --------   -------  ---------   --------
Increase (decrease) in net assets from operations.   (684,430)    1,039   (35,336)     (578)   (83,080)       245
                                                   ----------  --------  --------   -------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................  4,794,226   473,208    13,375        --    548,322    134,819
Benefit payments..................................         --        --        --        --         --         --
Payments on termination...........................   (253,721)      (25)       --        --    (21,196)       (45)
Contract maintenance charge.......................     (1,380)       --        --        --        (62)        --
Transfers among the sub-accounts and with the
 Fixed Account--net...............................    288,277     6,606    80,997    12,276   (274,525)       467
Adjustment to net assets allocated to contract in
 payout period....................................         --        --        --        --         --         --
                                                   ----------  --------  --------   -------  ---------   --------
Increase (decrease) in net assets from contract
 transactions.....................................  4,827,402   479,789    94,372    12,276    252,539    135,241
                                                   ----------  --------  --------   -------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS.................  4,142,972   480,828    59,036    11,698    169,459    135,486
NET ASSETS AT BEGINNING OF PERIOD.................    480,828        --    11,698        --    135,486         --
                                                   ----------  --------  --------   -------  ---------   --------
NET ASSETS AT END OF PERIOD....................... $4,623,800  $480,828  $ 70,734   $11,698  $ 304,945   $135,486
                                                   ==========  ========  ========   =======  =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period......     45,849        --     1,198        --     13,020         --
       Units issued...............................  1,023,879    72,637    20,192     7,302     97,970     26,417
       Units redeemed.............................   (514,157)  (26,788)   (9,397)   (6,104)   (68,357)   (13,397)
                                                   ----------  --------  --------   -------  ---------   --------
    Units outstanding at end of period............    555,571    45,849    11,993     1,198     42,633     13,020
                                                   ==========  ========  ========   =======  =========   ========

--------
(g)Previously known as AST AllianceBernstein Managed Index 500 Portfolio
(h)Previously known as AST American Century Strategic Allocation Portfolio
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         Advanced          Advanced               Advanced
                                                       Series Trust      Series Trust           Series Trust
                                                       Sub-Account        Sub-Account           Sub-Account
                                                     ---------------- ------------------  -----------------------
                                                                                                    AST
                                                           AST                AST              T. Rowe Price
                                                     Small-Cap Growth   Small-Cap Value       Asset Allocation
                                                     ---------------- ------------------  -----------------------
                                                           2008         2008    2007 (aj)     2008      2007 (aj)
                                                     ---------------- --------  --------- -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)........................     $   (35)     $   (105)  $   107  $     9,463  $   16,759
Net realized gains (losses).........................      (1,035)       (2,102)    2,049   (1,203,370)     67,105
Change in unrealized gains (losses).................         (13)       (9,676)   (3,288)    (553,539)   (109,938)
                                                         -------      --------   -------  -----------  ----------
Increase (decrease) in net assets from operations...      (1,083)      (11,883)   (1,132)  (1,747,446)    (26,074)
                                                         -------      --------   -------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits............................................       1,220         6,904        --    5,164,320   2,598,369
Benefit payments....................................          --            --        --           --          --
Payments on termination.............................          --       (12,144)       --     (199,226)     (6,418)
Contract maintenance charge.........................          --            (2)       --         (621)         --
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................         642        20,839    23,244   (2,674,928)    244,694
Adjustment to net assets allocated to contract in
 payout period......................................          --            --        --           --          --
                                                         -------      --------   -------  -----------  ----------
Increase (decrease) in net assets from contract
 transactions.......................................       1,862        15,597    23,244    2,289,545   2,836,645
                                                         -------      --------   -------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS...................         779         3,714    22,112      542,099   2,810,571
NET ASSETS AT BEGINNING OF PERIOD...................          --        22,112        --    2,810,571          --
                                                         -------      --------   -------  -----------  ----------
NET ASSETS AT END OF PERIOD.........................     $   779      $ 25,826   $22,112  $ 3,352,670  $2,810,571
                                                         =======      ========   =======  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period........          --         2,342        --      275,676          --
       Units issued.................................       1,250         5,325     4,206    1,220,834     413,265
       Units redeemed...............................      (1,127)       (3,719)   (1,864)  (1,045,215)   (137,589)
                                                         -------      --------   -------  -----------  ----------
    Units outstanding at end of period..............         123         3,948     2,342      451,295     275,676
                                                         =======      ========   =======  ===========  ==========

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                       Advanced           Advanced
                                                                     Series Trust       Series Trust
                                                                     Sub-Account         Sub-Account
                                                                  -----------------  ------------------
                                                                         AST                 AST
                                                                    T. Rowe Price       T. Rowe Price
                                                                        Global            Large-Cap
                                                                         Bond              Growth
                                                                  -----------------  ------------------
                                                                    2008   2007 (aj)   2008    2007 (aj)
                                                                  -------  --------- --------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)..................................... $ 1,994   $   (1)  $   (401)  $   (24)
Net realized gains (losses)......................................  (1,336)      --     (4,790)       (2)
Change in unrealized gains (losses)..............................  (4,614)      70    (10,603)     (762)
                                                                  -------   ------   --------   -------
Increase (decrease) in net assets from operations................  (3,956)      69    (15,794)     (788)
                                                                  -------   ------   --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.........................................................     500       --      1,220    11,371
Benefit payments.................................................      --       --         --        --
Payments on termination..........................................    (202)      --         --        --
Contract maintenance charge......................................     (10)      --        (18)       --
Transfers among the sub-accounts and with the Fixed Account--net.  57,796    6,081     17,480     8,349
Adjustment to net assets allocated to contract in payout period..      --       --         --        --
                                                                  -------   ------   --------   -------
Increase (decrease) in net assets from contract transactions.....  58,084    6,081     18,682    19,720
                                                                  -------   ------   --------   -------
INCREASE (DECREASE) IN NET ASSETS................................  54,128    6,150      2,888    18,932
NET ASSETS AT BEGINNING OF PERIOD................................   6,150       --     18,932        --
                                                                  -------   ------   --------   -------
NET ASSETS AT END OF PERIOD...................................... $60,278   $6,150   $ 21,820   $18,932
                                                                  =======   ======   ========   =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.....................     579       --      1,876        --
       Units issued..............................................   9,545    1,157      8,321     2,699
       Units redeemed............................................  (4,233)    (578)    (6,509)     (823)
                                                                  -------   ------   --------   -------
    Units outstanding at end of period...........................   5,891      579      3,688     1,876
                                                                  =======   ======   ========   =======

--------
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                      Franklin
                                                      Advanced               Advanced            Templeton Variable
                                                    Series Trust           Series Trust       Insurance Products Trust
                                                     Sub-Account           Sub-Account              Sub-Account
                                                 ------------------  -----------------------  ------------------------
                                                                                                      Franklin
                                                         AST                   AST                 Templeton VIP
                                                    T. Rowe Price              UBS                 Founding Funds
                                                  Natural Resources       Dynamic Alpha              Allocation
                                                 ------------------  -----------------------  ------------------------
                                                   2008    2007 (aj)     2008      2007 (aj)          2008 (i)
                                                 --------  --------- -----------  ----------  ------------------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).................... $   (702)  $   125  $   (33,472) $    5,097        $    22,710
Net realized gains (losses).....................    3,598     1,878     (447,272)       (293)          (395,144)
Change in unrealized gains (losses).............  (70,061)   (1,456)    (126,446)    (24,515)          (158,649)
                                                 --------   -------  -----------  ----------        -----------
Increase (decrease) in net assets from
 operations.....................................  (67,165)      547     (607,190)    (19,711)          (531,083)
                                                 --------   -------  -----------  ----------        -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits........................................   37,928    39,632    3,629,254   1,411,421          3,484,538
Benefit payments................................       --        --           --          --                 --
Payments on termination.........................   (1,386)       --     (105,733)       (252)            (3,738)
Contract maintenance charge.....................      (19)       --       (1,402)         --               (434)
Transfers among the sub-accounts and with
 the Fixed Account--net.........................   68,467     3,912   (2,194,562)      3,120         (1,277,392)
Adjustment to net assets allocated to contract
 in payout period...............................       --        --           --          --                 --
                                                 --------   -------  -----------  ----------        -----------
Increase (decrease) in net assets from contract
 transactions...................................  104,990    43,544    1,327,557   1,414,289          2,202,974
                                                 --------   -------  -----------  ----------        -----------
INCREASE (DECREASE) IN NET
 ASSETS.........................................   37,825    44,091      720,367   1,394,578          1,671,891
NET ASSETS AT BEGINNING OF
 PERIOD.........................................   44,091        --    1,394,578          --                 --
                                                 --------   -------  -----------  ----------        -----------
NET ASSETS AT END OF PERIOD..................... $ 81,916   $44,091  $ 2,114,945  $1,394,578        $ 1,671,891
                                                 ========   =======  ===========  ==========        ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.....................................    3,785        --      144,050          --                 --
       Units issued.............................   14,834     4,001      733,132     256,044            700,299
       Units redeemed...........................   (4,359)     (216)    (608,162)   (111,994)          (449,035)
                                                 --------   -------  -----------  ----------        -----------
    Units outstanding at end of period..........   14,260     3,785      269,020     144,050            251,264
                                                 ========   =======  ===========  ==========        ===========

--------
(i)For the period beginning May 1, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                     AIM Variable                AIM Variable
                                                                    Insurance Funds            Insurance Funds
                                                                      Sub-Account                Sub-Account
                                                              --------------------------  -------------------------
                                                                       AIM V. I.
                                                                    Basic Balanced          AIM V. I. Basic Value
                                                              --------------------------  -------------------------
                                                                  2008          2007          2008          2007
                                                              ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)................................. $    786,202  $    626,963  $   (102,657) $  (246,172)
Net realized gains (losses)..................................   (1,328,155)    1,015,655     2,366,124    3,463,895
Change in unrealized gains (losses)..........................  (12,431,727)   (1,083,823)  (13,115,524)  (3,003,704)
                                                              ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations............  (12,973,680)      558,795   (10,852,057)     214,019
                                                              ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.....................................................       43,646        12,005         4,530       28,864
Benefit payments.............................................     (899,720)   (1,840,544)     (462,872)    (642,995)
Payments on termination......................................   (5,979,746)   (9,023,357)   (3,215,225)  (5,972,698)
Contract maintenance charge..................................      (13,554)      (16,971)       (6,926)      (9,408)
Transfers among the sub-accounts and with the Fixed
 Account--net................................................   (1,573,339)      474,997    (1,575,212)    (277,052)
Adjustment to net assets allocated to contract in payout
 period......................................................           --            --            --           --
                                                              ------------  ------------  ------------  -----------
Increase (decrease) in net assets from contract transactions.   (8,422,713)  (10,393,870)   (5,255,705)  (6,873,289)
                                                              ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS............................  (21,396,393)   (9,835,075)  (16,107,762)  (6,659,270)
NET ASSETS AT BEGINNING OF PERIOD............................   39,457,902    49,292,977    24,740,057   31,399,327
                                                              ------------  ------------  ------------  -----------
NET ASSETS AT END OF PERIOD.................................. $ 18,061,509  $ 39,457,902  $  8,632,295  $24,740,057
                                                              ============  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period.................    3,321,755     4,170,832     1,710,089    2,172,050
       Units issued..........................................      278,031       450,026        71,211      176,200
       Units redeemed........................................   (1,091,199)   (1,299,103)     (526,162)    (638,161)
                                                              ------------  ------------  ------------  -----------
    Units outstanding at end of period.......................    2,508,587     3,321,755     1,255,138    1,710,089
                                                              ============  ============  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              AIM Variable                AIM Variable               AIM Variable
                                             Insurance Funds            Insurance Funds             Insurance Funds
                                               Sub-Account                Sub-Account                 Sub-Account
                                       --------------------------  -------------------------  --------------------------
                                                AIM V. I.                  AIM V. I.
                                          Capital Appreciation        Capital Development        AIM V. I. Core Equity
                                       --------------------------  -------------------------  --------------------------
                                           2008          2007          2008          2007         2008          2007
                                       ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $ (1,720,955) $ (2,664,021) $   (209,958) $  (341,885) $    838,695  $   (906,162)
Net realized gains (losses)...........   (1,946,468)    5,323,481     1,990,105    4,505,247     2,377,730     8,722,967
Change in unrealized gains
 (losses).............................  (60,709,415)   16,060,948   (10,700,350)  (1,853,501)  (55,044,098)    7,046,254
                                       ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets
 from operations......................  (64,376,838)   18,720,408    (8,920,203)   2,309,861   (51,827,673)   14,863,059
                                       ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      374,593       285,123         2,835       18,332       362,152       191,205
Benefit payments......................   (3,604,826)   (6,073,044)     (347,602)    (585,039)   (6,953,337)   (7,659,192)
Payments on termination...............  (17,492,609)  (31,276,068)   (2,196,113)  (5,217,461)  (24,194,037)  (37,983,458)
Contract maintenance charge...........      (68,831)      (84,421)       (5,332)      (7,168)      (86,251)     (102,115)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   (6,265,405)   (9,774,852)   (1,181,496)     173,066    (7,855,159)   (6,780,710)
Adjustment to net assets allocated
 to contract in payout period.........           --            --            --           --            --            --
                                       ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions...........  (27,057,078)  (46,923,262)   (3,727,708)  (5,618,270)  (38,726,632)  (52,334,270)
                                       ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (91,433,916)  (28,202,854)  (12,647,911)  (3,308,409)  (90,554,305)  (37,471,211)
NET ASSETS AT BEGINNING
 OF PERIOD............................  167,151,434   195,354,288    21,287,211   24,595,620   194,919,453   232,390,664
                                       ------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $ 75,717,518  $167,151,434  $  8,639,300  $21,287,211  $104,365,148  $194,919,453
                                       ============  ============  ============  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   14,459,948    18,508,280     1,156,252    1,448,079    13,757,442    17,450,854
       Units issued...................      548,993     1,243,622        58,852      197,890       436,740     1,122,604
       Units redeemed.................   (3,462,094)   (5,291,954)     (311,206)    (489,717)   (3,507,818)   (4,816,016)
                                       ------------  ------------  ------------  -----------  ------------  ------------
    Units outstanding at end of
     period...........................   11,546,847    14,459,948       903,898    1,156,252    10,686,364    13,757,442
                                       ============  ============  ============  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                AIM Variable              AIM Variable              AIM Variable
                                               Insurance Funds           Insurance Funds           Insurance Funds
                                                 Sub-Account               Sub-Account               Sub-Account
                                          ------------------------  ------------------------  ------------------------
                                                  AIM V. I.                 AIM V. I.
                                             Diversified Income       Government Securities     AIM V. I. High Yield
                                          ------------------------  ------------------------  ------------------------
                                              2008         2007         2008         2007         2008         2007
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   979,944  $ 1,090,656  $   494,543  $   572,265  $   602,258  $   600,552
Net realized gains (losses)..............  (1,422,334)    (751,761)     346,192       85,568     (561,355)    (141,419)
Change in unrealized gains (losses)......  (2,134,406)    (252,099)   1,496,249      458,983   (2,318,399)    (423,174)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................  (2,576,796)      86,796    2,336,984    1,116,816   (2,277,496)      35,959
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      72,290       25,560      202,519        5,810       35,881       55,703
Benefit payments.........................    (526,147)    (709,956)  (1,606,138)    (978,242)    (190,368)    (447,256)
Payments on termination..................  (3,593,864)  (4,815,034)  (4,927,187)  (3,815,408)  (1,717,332)  (2,612,829)
Contract maintenance charge..............      (5,052)      (5,758)      (7,753)      (7,335)      (3,398)      (3,871)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (385,705)     872,512    4,362,886      910,666     (436,209)     (34,762)
Adjustment to net assets allocated to
 contract in payout period...............          --           --           --           --           --           --
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (4,438,478)  (4,632,676)  (1,975,673)  (3,884,509)  (2,311,426)  (3,043,015)
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (7,015,274)  (4,545,880)     361,311   (2,767,693)  (4,588,922)  (3,007,056)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  18,044,780   22,590,660   22,708,937   25,476,630   10,238,138   13,245,194
                                          -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $11,029,506  $18,044,780  $23,070,248  $22,708,937  $ 5,649,216  $10,238,138
                                          ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,494,794    1,872,442    1,660,149    1,950,594      949,547    1,225,477
       Units issued......................     140,132      303,506      471,438      297,593       56,636      137,768
       Units redeemed....................    (540,336)    (681,154)    (606,122)    (588,038)    (290,613)    (413,698)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................   1,094,590    1,494,794    1,525,465    1,660,149      715,570      949,547
                                          ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 AIM Variable               AIM Variable               AIM Variable
                                                Insurance Funds            Insurance Funds           Insurance Funds
                                                  Sub-Account                Sub-Account               Sub-Account
                                          --------------------------  ------------------------  -------------------------
                                                   AIM V. I.                  AIM V. I.                 AIM V. I.
                                             International Growth         Large Cap Growth         Mid Cap Core Equity
                                          --------------------------  ------------------------  -------------------------
                                              2008          2007          2008         2007         2008          2007
                                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (377,764) $   (634,864) $  (184,844) $  (257,952) $     (1,487) $  (334,589)
Net realized gains (losses)..............    3,624,004     6,629,059      122,802      696,722     2,227,053    1,611,671
Change in unrealized gains (losses)......  (24,566,029)    1,870,564   (6,243,875)   2,015,733    (8,150,080)     938,743
                                          ------------  ------------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................  (21,319,789)    7,864,759   (6,305,917)   2,454,503    (5,924,514)   2,215,825
                                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      150,870       102,728       22,630       15,810        28,365       27,763
Benefit payments.........................     (911,918)   (1,962,039)    (226,676)    (515,073)     (661,328)    (857,309)
Payments on termination..................   (6,077,606)  (11,868,813)  (3,167,681)  (2,895,757)   (3,424,748)  (6,326,916)
Contract maintenance charge..............      (19,626)      (23,761)      (8,072)      (9,097)       (6,475)      (7,310)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (3,648,798)    1,859,583     (310,722)     165,683      (792,177)    (177,176)
Adjustment to net assets allocated to
 contract in payout period...............           --            --           --           --            --           --
                                          ------------  ------------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (10,507,078)  (11,892,302)  (3,690,521)  (3,238,434)   (4,856,363)  (7,340,948)
                                          ------------  ------------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (31,826,867)   (4,027,543)  (9,996,438)    (783,931)  (10,780,877)  (5,125,123)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   58,799,786    62,827,329   18,301,845   19,085,776    23,623,859   28,748,982
                                          ------------  ------------  -----------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 26,972,919  $ 58,799,786  $ 8,305,407  $18,301,845  $ 12,842,982  $23,623,859
                                          ============  ============  ===========  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    3,091,736     3,716,654    1,447,748    1,721,358     1,439,601    1,897,950
       Units issued......................      133,949       510,277      133,796      186,522       153,999      260,698
       Units redeemed....................     (835,716)   (1,135,195)    (501,546)    (460,132)     (473,524)    (719,047)
                                          ------------  ------------  -----------  -----------  ------------  -----------
    Units outstanding at end of
     period..............................    2,389,969     3,091,736    1,079,998    1,447,748     1,120,076    1,439,601
                                          ============  ============  ===========  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 AIM Variable               AIM Variable             AIM Variable
                                                Insurance Funds           Insurance Funds           Insurance Funds
                                                  Sub-Account               Sub-Account               Sub-Account
                                          --------------------------  -----------------------  ------------------------
                                            AIM V. I. Money Market      AIM V. I. Technology      AIM V. I. Utilities
                                          --------------------------  -----------------------  ------------------------
                                              2008          2007          2008        2007         2008         2007
                                          ------------  ------------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    146,819  $    673,873  $   (46,451) $  (72,498) $   118,028  $    49,037
Net realized gains (losses)..............           --            --       49,120     338,220    1,598,467    2,396,009
Change in unrealized gains (losses)......           --            --   (1,872,573)     52,796   (5,924,660)      48,499
                                          ------------  ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................      146,819       673,873   (1,869,904)    318,518   (4,208,165)   2,493,545
                                          ------------  ------------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      100,916        15,390        2,141       5,424       59,706        7,638
Benefit payments.........................   (1,888,730)   (6,618,712)     (50,681)   (432,370)    (291,743)    (324,425)
Payments on termination..................  (14,860,701)  (11,806,577)    (536,480)   (755,623)  (1,792,980)  (3,187,854)
Contract maintenance charge..............       (7,201)       (6,671)      (2,307)     (2,754)      (4,885)      (5,393)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   18,162,692    18,402,653     (415,021)    205,130     (313,409)     192,883
Adjustment to net assets allocated to
 contract in payout period...............           --            --           --          --           --           --
                                          ------------  ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................    1,506,976       (13,917)  (1,002,348)   (980,193)  (2,343,311)  (3,317,151)
                                          ------------  ------------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................    1,653,795       659,956   (2,872,252)   (661,675)  (6,551,476)    (823,606)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   21,739,818    21,079,862    4,857,722   5,519,397   13,859,397   14,683,003
                                          ------------  ------------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 23,393,613  $ 21,739,818  $ 1,985,470  $4,857,722  $ 7,307,921  $13,859,397
                                          ============  ============  ===========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    1,818,316     1,820,869      375,301     452,712      668,053      841,516
       Units issued......................    1,760,095     2,556,551       27,005      87,379       62,256      101,921
       Units redeemed....................   (1,631,473)   (2,559,104)    (121,781)   (164,790)    (202,155)    (275,384)
                                          ------------  ------------  -----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................    1,946,938     1,818,316      280,525     375,301      528,154      668,053
                                          ============  ============  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          AIM Variable Insurance    AIM Variable Insurance    AIM Variable Insurance
                                              Funds Series II          Funds Series II            Funds Series II
                                                Sub-Account              Sub-Account                Sub-Account
                                          ----------------------  -------------------------  ------------------------
                                                 AIM V. I.                                           AIM V. I.
                                             Basic Balanced II     AIM V. I. Basic Value II   Capital Appreciation II
                                          ----------------------  -------------------------  ------------------------
                                             2008        2007         2008          2007         2008         2007
                                          ----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   33,810  $   21,213  $   (170,089) $  (300,880) $   (91,894) $  (136,182)
Net realized gains (losses)..............     14,890      42,931     2,278,057    1,975,763      120,187      335,559
Change in unrealized gains (losses)......   (682,242)    (56,590)  (11,711,986)  (1,650,916)  (3,138,788)     590,654
                                          ----------  ----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................   (633,542)      7,554    (9,604,018)      23,967   (3,110,495)     790,031
                                          ----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................         --         502        16,449       26,559        4,767       15,482
Benefit payments.........................    (43,119)    (29,302)     (160,798)    (265,153)     (62,809)      (3,655)
Payments on termination..................   (133,429)    (91,964)   (1,397,612)  (2,263,626)    (361,948)    (440,348)
Contract maintenance charge..............         --          --       (46,363)     (62,988)     (12,690)     (16,653)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (80,728)    (27,148)      405,775     (217,874)    (732,738)    (626,882)
Adjustment to net assets allocated to
 contract in payout period...............         --          --            --           --           --           --
                                          ----------  ----------  ------------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (257,276)   (147,912)   (1,182,549)  (2,783,082)  (1,165,418)  (1,072,056)
                                          ----------  ----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (890,818)   (140,358)  (10,786,567)  (2,759,115)  (4,275,913)    (282,025)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,797,350   1,937,708    19,438,477   22,197,592    7,992,016    8,274,041
                                          ----------  ----------  ------------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $  906,532  $1,797,350  $  8,651,910  $19,438,477  $ 3,716,103  $ 7,992,016
                                          ==========  ==========  ============  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    160,341     173,375     1,259,674    1,430,759      545,611      620,133
       Units issued......................      2,815       8,080       159,243       62,753       12,008       18,034
       Units redeemed....................    (29,703)    (21,114)     (240,738)    (233,838)    (112,174)     (92,556)
                                          ----------  ----------  ------------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................    133,453     160,341     1,178,179    1,259,674      445,445      545,611
                                          ==========  ==========  ============  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 AIM Variable Insurance  AIM Variable Insurance  AIM Variable Insurance
                                                   Funds Series II          Funds Series II        Funds Series II
                                                     Sub-Account              Sub-Account            Sub-Account
                                                 ---------------------  -----------------------  ---------------------
                                                      AIM V. I.                                       AIM V. I.
                                                 Capital Development II AIM V. I. Core Equity II Diversified Income II
                                                 ---------------------  -----------------------  ---------------------
                                                    2008       2007         2008        2007        2008       2007
                                                 ---------   --------   -----------  ----------  ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).................... $  (8,423)  $(12,240)  $     3,646  $  (46,775) $  32,234   $ 28,897
Net realized gains (losses).....................    74,394     88,508        50,800     175,868    (28,159)    (5,285)
Change in unrealized gains (losses).............  (389,265)   (20,682)   (1,336,017)    191,286    (80,713)   (24,504)
                                                 ---------   --------   -----------  ----------  ---------   --------
Increase (decrease) in net assets from
 operations.....................................  (323,294)    55,586    (1,281,571)    320,379    (76,638)      (892)
                                                 ---------   --------   -----------  ----------  ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits........................................        44     10,343        13,020       1,385        692      8,719
Benefit payments................................    (3,214)        --        (6,179)    (68,905)        --     (8,419)
Payments on termination.........................   (10,127)   (66,043)     (494,144)   (641,278)   (29,524)   (24,708)
Contract maintenance charge.....................        --         --       (10,564)    (13,404)        --         --
Transfers among the sub-accounts and with the
 Fixed Account--net.............................   (60,359)   141,085      (166,233)   (275,955)   (66,368)     1,884
Adjustment to net assets allocated to contract
 in payout period...............................        --         --            --          --         --         --
                                                 ---------   --------   -----------  ----------  ---------   --------
Increase (decrease) in net assets from contract
 transactions...................................   (73,656)    85,385      (664,100)   (998,157)   (95,200)   (22,524)
                                                 ---------   --------   -----------  ----------  ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS.........................................  (396,950)   140,971    (1,945,671)   (677,778)  (171,838)   (23,416)
NET ASSETS AT BEGINNING OF
 PERIOD.........................................   733,288    592,317     4,618,125   5,295,903    528,409    551,825
                                                 ---------   --------   -----------  ----------  ---------   --------
NET ASSETS AT END OF PERIOD..................... $ 336,338   $733,288   $ 2,672,454  $4,618,125  $ 356,571   $528,409
                                                 =========   ========   ===========  ==========  =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.....................................    47,215     41,417       389,485     473,969     46,380     48,346
       Units issued.............................     1,624     12,041        11,043      18,418      4,578      6,623
       Units redeemed...........................    (7,210)    (6,243)      (72,602)   (102,902)   (13,239)    (8,589)
                                                 ---------   --------   -----------  ----------  ---------   --------
    Units outstanding at end of period..........    41,629     47,215       327,926     389,485     37,719     46,380
                                                 =========   ========   ===========  ==========  =========   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                AIM Variable Insurance   AIM Variable Insurance  AIM Variable Insurance
                                                    Funds Series II        Funds Series II           Funds Series II
                                                      Sub-Account            Sub-Account               Sub-Account
                                                ----------------------   ---------------------   ----------------------
                                                       AIM V. I.                                        AIM V. I.
                                                Government Securities II AIM V. I. High Yield II International Growth II
                                                ----------------------   ---------------------   ----------------------
                                                   2008         2007        2008        2007        2008        2007
                                                ----------   ----------  ---------    --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $   43,806   $   23,195  $  40,293    $ 35,712   $  (12,691) $  (21,922)
Net realized gains (losses)....................      4,017      (11,249)   (34,426)      5,982      113,892     118,707
Change in unrealized gains (losses)............    154,448       36,865   (167,357)    (44,647)    (681,650)    106,549
                                                ----------   ----------  ---------    --------   ----------  ----------
Increase (decrease) in net assets from
 operations....................................    202,271       48,811   (161,490)     (2,953)    (580,449)    203,334
                                                ----------   ----------  ---------    --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................        600        1,615    104,033       8,900        1,768       7,335
Benefit payments...............................    (47,772)     (99,124)  (103,410)         --           --          --
Payments on termination........................   (140,949)     (88,022)   (27,973)    (28,799)     (42,467)   (139,579)
Contract maintenance charge....................         --           --         --          --           --          --
Transfers among the sub-accounts and with
 the Fixed Account--net........................  1,332,245     (136,653)   (90,402)    (57,850)    (296,094)    (27,808)
Adjustment to net assets allocated to contract
 in payout period..............................         --           --         --          --           --          --
                                                ----------   ----------  ---------    --------   ----------  ----------
Increase (decrease) in net assets from
 contract transactions.........................  1,144,124     (322,184)  (117,752)    (77,749)    (336,793)   (160,052)
                                                ----------   ----------  ---------    --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS........................................  1,346,395     (273,373)  (279,242)    (80,702)    (917,242)     43,282
NET ASSETS AT BEGINNING OF
 PERIOD........................................  1,089,092    1,362,465    651,345     732,047    1,636,148   1,592,866
                                                ----------   ----------  ---------    --------   ----------  ----------
NET ASSETS AT END OF PERIOD.................... $2,435,487   $1,089,092  $ 372,103    $651,345   $  718,906  $1,636,148
                                                ==========   ==========  =========    ========   ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................     95,391      124,477     46,539      52,082       78,304      85,855
       Units issued............................    127,255       13,859      8,669       3,754        2,283       6,719
       Units redeemed..........................    (27,547)     (42,945)   (18,867)     (9,297)     (21,825)    (14,270)
                                                ----------   ----------  ---------    --------   ----------  ----------
    Units outstanding at end of period.........    195,099       95,391     36,341      46,539       58,762      78,304
                                                ==========   ==========  =========    ========   ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          AIM Variable Insurance   AIM Variable Insurance  AIM Variable Insurance
                                              Funds Series II         Funds Series II          Funds Series II
                                                Sub-Account             Sub-Account              Sub-Account
                                          ----------------------  -----------------------  ----------------------
                                                 AIM V. I.               AIM V. I.                AIM V. I.
                                            Large Cap Growth II    Mid Cap Core Equity II      Money Market II
                                          ----------------------  -----------------------  ----------------------
                                             2008        2007         2008        2007        2008        2007
                                          ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (12,854) $  (16,384) $   (23,424) $ (118,164) $    6,735  $   58,109
Net realized gains (losses)..............      9,123      14,850      613,597     216,597          --          --
Change in unrealized gains (losses)......   (400,710)    135,198   (2,323,511)    417,721          --          --
                                          ----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................   (404,441)    133,664   (1,733,338)    516,154       6,735      58,109
                                          ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................         --          --       24,574      26,254          54          --
Benefit payments.........................     (5,916)    (16,361)     (78,692)   (101,442)    (70,790)    (28,252)
Payments on termination..................    (71,888)    (65,264)    (935,397)   (526,649)   (333,839)   (401,325)
Contract maintenance charge..............         --          --      (13,475)    (15,583)         --          --
Transfers among the sub-accounts and
 with the Fixed Account--net.............     14,568       7,012     (193,829)   (149,596)     91,137     579,779
Adjustment to net assets allocated to
 contract in payout period...............         --          --           --          --          --          --
                                          ----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................    (63,236)    (74,613)  (1,196,819)   (767,016)   (313,438)    150,202
                                          ----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   (467,677)     59,051   (2,930,157)   (250,862)   (306,703)    208,311
NET ASSETS AT BEGINNING OF
 PERIOD..................................  1,106,307   1,047,256    6,739,231   6,990,093   2,351,768   2,143,457
                                          ----------  ----------  -----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $  638,630  $1,106,307  $ 3,809,074  $6,739,231  $2,045,065  $2,351,768
                                          ==========  ==========  ===========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     87,996      94,569      488,368     545,360     228,198     213,379
       Units issued......................      9,402       2,697       23,540      28,375      27,467      72,102
       Units redeemed....................    (13,612)     (9,270)    (119,738)    (85,367)    (57,986)    (57,283)
                                          ----------  ----------  -----------  ----------  ----------  ----------
    Units outstanding at end of
     period..............................     83,786      87,996      392,170     488,368     197,679     228,198
                                          ==========  ==========  ===========  ==========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                  Alliance
                                           AIM Variable Insurance AIM Variable Insurance     Bernstein Variable
                                             Funds Series II        Funds Series II          Product Series Fund
                                               Sub-Account            Sub-Account                Sub-Account
                                           ---------------------  ---------------------  --------------------------
                                                AIM V. I.              AIM V. I.                  Alliance
                                              Technology II           Utilities II          Bernstein VPS Growth
                                           ---------------------  ---------------------  --------------------------
                                             2008        2007        2008       2007         2008          2007
                                            --------   --------   ---------   --------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $ (1,224)   $ (2,117)  $   7,881   $  1,728   $   (646,423) $   (976,582)
Net realized gains (losses)...............   (1,658)      7,005     106,463    120,011        179,734     2,599,533
Change in unrealized gains (losses).......  (43,739)      2,529    (421,041)    32,958    (20,707,289)    4,387,924
                                            --------   --------   ---------   --------   ------------  ------------
Increase (decrease) in net assets from
 operations...............................  (46,621)      7,417    (306,697)   154,697    (21,173,978)    6,010,875
                                            --------   --------   ---------   --------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................      138         679      59,013        970         68,559       219,538
Benefit payments..........................       --          --     (58,721)   (41,507)      (702,491)     (998,608)
Payments on termination...................   (6,994)     (5,193)    (34,414)   (76,692)    (6,470,584)   (8,030,624)
Contract maintenance charge...............       --          --          --         --       (100,518)     (121,023)
Transfers among the sub-accounts and with
 the Fixed Account--net...................  (22,653)     (7,205)    (58,644)    61,320     (3,099,047)   (1,279,581)
Adjustment to net assets allocated to
 contract in payout period................       --          --          --         --             --            --
                                            --------   --------   ---------   --------   ------------  ------------
Increase (decrease) in net assets from
 contract transactions....................  (29,509)    (11,719)    (92,766)   (55,909)   (10,304,081)  (10,210,298)
                                            --------   --------   ---------   --------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS...................................  (76,130)     (4,302)   (399,463)    98,788    (31,478,059)   (4,199,423)
NET ASSETS AT BEGINNING OF
 PERIOD...................................  119,112     123,414     971,474    872,686     55,665,096    59,864,519
                                            --------   --------   ---------   --------   ------------  ------------
NET ASSETS AT END OF PERIOD............... $ 42,982    $119,112   $ 572,011   $971,474   $ 24,187,037  $ 55,665,096
                                            ========   ========   =========   ========   ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................    9,382      10,283      47,502     50,485      5,068,225     6,256,329
       Units issued.......................      345       1,279       5,548     11,964        301,736       621,550
       Units redeemed.....................   (3,513)     (2,180)    (11,025)   (14,947)    (1,504,053)   (1,809,654)
                                            --------   --------   ---------   --------   ------------  ------------
    Units outstanding at end of period....    6,214       9,382      42,025     47,502      3,865,908     5,068,225
                                            ========   ========   =========   ========   ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Alliance                    Alliance                   Alliance
                                     Bernstein Variable          Bernstein Variable         Bernstein Variable
                                     Product Series Fund        Product Series Fund        Product Series Fund
                                         Sub-Account                Sub-Account                Sub-Account
                                 --------------------------  -------------------------  -------------------------
                                   Alliance Bernstein VPS      Alliance Bernstein VPS     Alliance Bernstein VPS
                                       Growth & Income          International Value          Large Cap Growth
                                 --------------------------  -------------------------  -------------------------
                                     2008          2007          2008          2007         2008          2007
                                 ------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS
Net investment income
 (loss)......................... $    180,350  $   (849,086) $   (237,374) $  (276,531) $   (475,415) $  (690,055)
Net realized gains (losses).....   16,626,507    19,748,162       944,465    3,118,766       (72,245)   1,631,401
Change in unrealized gains
 (losses).......................  (77,351,929)  (12,361,600)  (22,997,660)  (1,207,938)  (13,611,973)   3,711,972
                                 ------------  ------------  ------------  -----------  ------------  -----------
Increase (decrease) in net
 assets from operations.........  (60,545,072)    6,537,476   (22,290,569)   1,634,297   (14,159,633)   4,653,318
                                 ------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits........................      374,644       263,140        81,364      697,754       460,152       39,260
Benefit payments................   (2,442,835)   (3,812,816)     (893,213)    (677,146)   (1,093,110)    (594,325)
Payments on termination.........  (21,713,105)  (33,707,044)   (2,346,674)  (2,555,023)   (4,558,790)  (8,262,819)
Contract maintenance
 charge.........................     (140,409)     (178,491)     (137,322)    (162,883)      (29,349)     (34,718)
Transfers among the
 sub-accounts and with the
 Fixed Account--net.............   (6,705,934)   (7,080,944)    3,221,779    2,423,495      (464,474)    (641,258)
Adjustment to net assets
 allocated to contract in
 payout period..................           --            --            --           --            --           --
                                 ------------  ------------  ------------  -----------  ------------  -----------
Increase (decrease) in net
 assets from contract
 transactions...................  (30,627,639)  (44,516,155)      (74,066)    (273,803)   (5,685,571)  (9,493,860)
                                 ------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE)
 IN NET ASSETS..................  (91,172,711)  (37,978,679)  (22,364,635)   1,360,494   (19,845,204)  (4,840,542)
NET ASSETS AT
 BEGINNING OF
 PERIOD.........................  165,770,841   203,749,520    42,873,418   41,512,924    39,212,588   44,053,130
                                 ------------  ------------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD......................... $ 74,598,130  $165,770,841  $ 20,508,783  $42,873,418  $ 19,367,384  $39,212,588
                                 ============  ============  ============  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period........   11,799,587    14,983,211     2,617,431    2,631,181     4,752,977    6,022,160
       Units issued.............      481,186       968,199       739,884      513,437       536,456      765,511
       Units redeemed...........   (3,182,711)   (4,151,823)     (631,681)    (527,187)   (1,365,097)  (2,034,694)
                                 ------------  ------------  ------------  -----------  ------------  -----------
    Units outstanding at end
     of period..................    9,098,062    11,799,587     2,725,634    2,617,431     3,924,336    4,752,977
                                 ============  ============  ============  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   Alliance                  Alliance                 Alliance
                                              Bernstein Variable        Bernstein Variable       Bernstein Variable
                                             Product Series Fund       Product Series Fund      Product Series Fund
                                                 Sub-Account               Sub-Account              Sub-Account
                                          -------------------------  -----------------------  -----------------------
                                            Alliance Bernstein VPS    Alliance Bernstein VPS          Alliance
                                             Small/Mid Cap Value          Utility Income        Bernstein VPS Value
                                          -------------------------  -----------------------  -----------------------
                                              2008          2007         2008        2007         2008        2007
                                          ------------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (415,555) $  (510,782) $    66,227  $   22,667  $    15,862  $  (20,934)
Net realized gains (losses)..............    2,750,162    4,742,220      616,964     290,459      (37,649)    244,215
Change in unrealized gains (losses)......  (15,783,343)  (3,979,819)  (3,657,462)    932,542   (1,449,111)   (456,240)
                                          ------------  -----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................  (13,448,736)     251,619   (2,974,271)  1,245,668   (1,470,898)   (232,959)
                                          ------------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       22,623      160,563       11,137     175,317        1,000      36,943
Benefit payments.........................     (275,658)    (794,128)     (30,259)   (192,060)     (20,128)    (29,729)
Payments on termination..................   (6,109,650)  (4,058,807)  (1,149,860)   (279,139)    (254,113)   (149,192)
Contract maintenance charge..............     (154,235)    (184,547)     (24,647)    (20,484)     (11,304)    (12,929)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (2,967,625)    (338,812)      93,273   1,216,984      (77,719)   (489,880)
Adjustment to net assets allocated to
 contract in payout period...............           --           --           --          --           --          --
                                          ------------  -----------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   (9,484,545)  (5,215,731)  (1,100,356)    900,618     (362,264)   (644,787)
                                          ------------  -----------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (22,933,281)  (4,964,112)  (4,074,627)  2,146,286   (1,833,162)   (877,746)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   44,404,325   49,368,437    8,265,132   6,118,846    3,746,707   4,624,453
                                          ------------  -----------  -----------  ----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 21,471,044  $44,404,325  $ 4,190,505  $8,265,132  $ 1,913,545  $3,746,707
                                          ============  ===========  ===========  ==========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    2,375,213    2,636,231      518,987     460,431      311,265     362,312
       Units issued......................      122,754      209,766      103,795     204,381       32,497      49,395
       Units redeemed....................     (682,712)    (470,784)    (199,209)   (145,825)     (69,644)   (100,442)
                                          ------------  -----------  -----------  ----------  -----------  ----------
    Units outstanding at end of
     period..............................    1,815,255    2,375,213      423,573     518,987      274,118     311,265
                                          ============  ===========  ===========  ==========  ===========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                               American          American           Dreyfus
                                                           Century Variable  Century Variable Socially Responsible
                                                           Portfolios, Inc   Portfolios, Inc   Growth Fund, Inc.
                                                             Sub-Account       Sub-Account        Sub-Account
                                                          -----------------  ---------------- ----------------------
                                                                                 American
                                                           American Century      Century        Dreyfus Socially
                                                             VP Balanced     VP International Responsible Growth Fund
                                                          -----------------  ---------------- ----------------------
                                                            2008     2007          2007          2008        2007
                                                          -------  --------  ----------------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss)............................. $   239  $    474      $    (43)    $    (103)   $ (1,818)
Net realized gains (losses)..............................   1,309       979         1,556        12,460         927
Change in unrealized gains (losses)......................  (6,640)     (175)        2,988       (28,794)     13,631
                                                          -------  --------      --------      ---------   --------
Increase (decrease) in net assets from operations........  (5,092)    1,278         4,501       (16,437)     12,740
                                                          -------  --------      --------      ---------   --------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.................................................      --        --            --            85          --
Benefit payments.........................................      --        --            --        (4,292)         --
Payments on termination..................................    (681)  (27,728)      (34,863)      (14,584)    (87,002)
Contract maintenance charge..............................      (7)       (8)           --           (52)        (52)
Transfers among the sub-accounts and with the Fixed
 Account--net............................................     (22)       --            --      (103,293)         --
Adjustment to net assets allocated to contract in payout
 period..................................................      --        --            --            --          --
                                                          -------  --------      --------      ---------   --------
Increase (decrease) in net assets from contract
 transactions............................................    (710)  (27,736)           --      (122,136)    (87,054)
                                                          -------  --------      --------      ---------   --------
INCREASE (DECREASE) IN NET ASSETS........................  (5,802)  (26,458)      (30,362)     (138,573)    (74,314)
NET ASSETS AT BEGINNING OF PERIOD........................  23,707    50,165        30,362       158,575     232,889
                                                          -------  --------      --------      ---------   --------
NET ASSETS AT END OF PERIOD.............................. $17,905  $ 23,707      $     --     $  20,002    $158,575
                                                          =======  ========      ========      =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period.............   1,507     3,281         1,864        17,438      26,023
       Units issued......................................      --        --            --         1,267       1,567
       Units redeemed....................................     (58)   (1,774)       (1,864)      (15,592)    (10,152)
                                                          -------  --------      --------      ---------   --------
    Units outstanding at end of period...................   1,449     1,507            --         3,113      17,438
                                                          =======  ========      ========      =========   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                              Dreyfus Variable       Dreyfus Variable
                                                   Dreyfus Stock Index Fund    Investment Fund        Investment Fund
                                                         Sub-Account             Sub-Account            Sub-Account
                                                   ----------------------   --------------------  ----------------------
                                                                                                            VIF
                                                   Dreyfus Stock Index Fund  VIF Growth & Income       Money Market
                                                   ----------------------   --------------------  ----------------------
                                                      2008         2007        2008       2007        2008        2007
                                                   ----------   ----------  ---------  ---------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $    5,052   $    3,356  $  (1,151) $  (1,749) $     8,450  $  26,030
Net realized gains (losses).......................     58,543       75,530     20,819     35,475           --         --
Change in unrealized gains (losses)...............   (448,429)     (24,083)  (104,057)   (14,784)          --         --
                                                   ----------   ----------  ---------  ---------  -----------  ---------
Increase (decrease) in net assets from
 operations.......................................   (384,834)      54,803    (84,389)    18,942        8,450     26,030
                                                   ----------   ----------  ---------  ---------  -----------  ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................      5,000       10,000         --         --           --         --
Benefit payments..................................    (61,577)     (18,759)        --    (37,203)     (88,076)  (283,011)
Payments on termination...........................   (147,293)    (245,568)   (22,994)   (70,626)  (1,672,397)  (409,299)
Contract maintenance charge.......................       (533)        (626)      (139)      (164)        (419)      (315)
Transfers among the sub-accounts and with the
 Fixed Account--net...............................   (135,991)      (3,733)     4,168     (5,592)   2,716,525    636,399
Adjustment to net assets allocated to contract in
 payout period....................................         --           --         --         --           --         --
                                                   ----------   ----------  ---------  ---------  -----------  ---------
Increase (decrease) in net assets from contract
 transactions.....................................   (340,394)    (258,686)   (18,965)  (113,585)     955,633    (56,226)
                                                   ----------   ----------  ---------  ---------  -----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS...........................................   (725,228)    (203,883)  (103,354)   (94,643)     964,083    (30,196)
NET ASSETS AT BEGINNING OF
 PERIOD...........................................  1,290,547    1,494,430    223,282    317,925      773,155    803,351
                                                   ----------   ----------  ---------  ---------  -----------  ---------
NET ASSETS AT END OF PERIOD....................... $  565,319   $1,290,547  $ 119,928  $ 223,282  $ 1,737,238  $ 773,155
                                                   ==========   ==========  =========  =========  ===========  =========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.......................................    104,229      125,849     17,238     27,070       70,655     75,375
       Units issued...............................      7,063        3,260        623      4,584      357,426     79,711
       Units redeemed.............................    (38,453)     (24,880)    (1,947)   (14,416)    (271,878)   (84,431)
                                                   ----------   ----------  ---------  ---------  -----------  ---------
    Units outstanding at end of period............     72,839      104,229     15,914     17,238      156,203     70,655
                                                   ==========   ==========  =========  =========  ===========  =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                     Dreyfus Variable
                                                     Investment Fund  DWS Variable Series I  DWS Variable Series I
                                                       Sub-Account        Sub-Account             Sub-Account
                                                     ---------------- -------------------   ----------------------
                                                           VIF
                                                      Small Company                                   DWS
                                                          Stock          DWS Bond VIP A      Capital Growth VIP A
                                                     ---------------- -------------------   ----------------------
                                                        2007 (ak)        2008       2007       2008        2007
                                                     ---------------- ---------   --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)........................     $   (417)    $  32,465   $ 29,581  $    5,035  $   (1,713)
Net realized gains (losses).........................       26,102       (14,236)     3,716       7,615      51,548
Change in unrealized gains (losses).................      (18,820)     (126,016)       874    (563,985)    132,100
                                                         --------     ---------   --------  ----------  ----------
Increase (decrease) in net assets from operations...        6,865      (107,787)    34,171    (551,335)    181,935
                                                         --------     ---------   --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits............................................           --            30      3,060       7,525      11,860
Benefit payments....................................       (2,915)       20,538     (2,697)      3,900     (26,633)
Payments on termination.............................           --       (36,660)   (96,311)    (85,091)   (305,648)
Contract maintenance charge.........................          (16)           --         --          --          --
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................      (87,703)     (223,170)    51,505     (36,273)     52,901
Adjustment to net assets allocated to contract in
 payout period......................................           --            --     27,657          --          --
                                                         --------     ---------   --------  ----------  ----------
Increase (decrease) in net assets from contract
 transactions.......................................      (90,634)     (239,262)   (16,786)   (109,939)   (267,520)
                                                         --------     ---------   --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS...................      (83,769)     (347,049)    17,385    (661,274)    (85,585)
NET ASSETS AT BEGINNING OF PERIOD...................       83,769       816,152    798,767   1,693,676   1,779,261
                                                         --------     ---------   --------  ----------  ----------
NET ASSETS AT END OF PERIOD.........................     $     --     $ 469,103   $816,152  $1,032,402  $1,693,676
                                                         ========     =========   ========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period........        4,992        56,326     57,022     132,978     156,225
       Units issued.................................           --          (171)    21,586      10,036      16,078
       Units redeemed...............................       (4,992)      (16,982)   (22,282)    (21,183)    (39,325)
                                                         --------     ---------   --------  ----------  ----------
    Units outstanding at end of period..............           --        39,173     56,326     121,831     132,978
                                                         ========     =========   ========  ==========  ==========

--------
(ak)For the period beginning January 1, 2007 and ended April 30, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                    DWS Variable Series I     DWS Variable Series I   DWS Variable Series I
                                                         Sub-Account               Sub-Account            Sub-Account
                                                   -------------------------  ---------------------   -------------------
                                                             DWS                       DWS                    DWS
                                                   Global Opportunities VIP A Growth and Income VIP A International VIP A
                                                   -------------------------  ---------------------   -------------------
                                                       2008         2007         2008        2007        2008       2007
                                                   -----------   ----------   ---------   ----------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $    (5,887)  $    8,260   $   6,937   $    7,513  $   5,241   $ 13,532
Net realized gains (losses).......................     222,625      240,853     124,282      169,810    123,240     56,769
Change in unrealized gains (losses)...............  (1,027,131)    (106,938)   (376,024)    (149,115)  (547,080)    30,202
                                                   -----------   ----------   ---------   ----------  ---------   --------
Increase (decrease) in net assets from
 operations.......................................    (810,393)     142,175    (244,805)      28,208   (418,599)   100,503
                                                   -----------   ----------   ---------   ----------  ---------   --------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................       5,868        6,160          --        1,840      4,467      5,652
Benefit payments..................................      (6,697)     (69,474)         --     (123,972)     1,650    (21,798)
Payments on termination...........................     (78,963)    (163,170)     (4,657)    (349,281)   (32,193)   (78,817)
Contract maintenance charge.......................          --           --          --           --         --         --
Transfers among the sub-accounts and with the
 Fixed Account--net...............................     (82,749)      13,384         836     (161,110)   (16,501)    56,320
Adjustment to net assets allocated to contract in
 payout period....................................          --           --          --           --         --         --
                                                   -----------   ----------   ---------   ----------  ---------   --------
Increase (decrease) in net assets from contract
 transactions.....................................    (162,541)    (213,100)     (3,821)    (632,523)   (42,577)   (38,643)
                                                   -----------   ----------   ---------   ----------  ---------   --------
INCREASE (DECREASE) IN NET
 ASSETS...........................................    (972,934)     (70,925)   (248,626)    (604,315)  (461,176)    61,860
NET ASSETS AT BEGINNING OF
 PERIOD...........................................   1,728,047    1,798,972     635,199    1,239,514    876,571    814,711
                                                   -----------   ----------   ---------   ----------  ---------   --------
NET ASSETS AT END OF PERIOD....................... $   755,113   $1,728,047   $ 386,573   $  635,199  $ 415,395   $876,571
                                                   ===========   ==========   =========   ==========  =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning of period......      61,759       69,784      55,856      109,669     52,933     55,970
       Units issued...............................         441        5,864         347       40,775      6,623      9,477
       Units redeemed.............................      (7,855)     (13,889)       (698)     (94,588)   (10,753)   (12,514)
                                                   -----------   ----------   ---------   ----------  ---------   --------
    Units outstanding at end of period............      54,345       61,759      55,505       55,856     48,803     52,933
                                                   ===========   ==========   =========   ==========  =========   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   DWS Variable Series II  DWS Variable Series II  DWS Variable Series II
                                                         Sub-Account             Sub-Account            Sub-Account
                                                   ----------------------  ----------------------  --------------------
                                                                                     DWS               DWS Small Cap
                                                    DWS Balanced VIP A II   Money Market VIP A II     Growth VIP A II
                                                   ----------------------  ----------------------  --------------------
                                                      2008        2007        2008        2007        2008        2007
                                                   ----------  ----------  ----------  ----------  ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $   56,865  $   51,728  $   19,116  $   43,445  $  (2,937)  $  (3,703)
Net realized gains (losses).......................    (21,854)     31,336          --          --    (12,875)     34,484
Change in unrealized gains (losses)...............   (592,176)        670          --          --   (245,822)       (797)
                                                   ----------  ----------  ----------  ----------  ---------   ---------
Increase (decrease) in net assets from
 operations.......................................   (557,165)     83,734      19,116      43,445   (261,634)     29,984
                                                   ----------  ----------  ----------  ----------  ---------   ---------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................        250       3,829      35,020       1,230        540       2,044
Benefit payments..................................     31,177     (45,437)         --     (20,302)        --     (14,268)
Payments on termination...........................   (137,589)   (173,250)    (26,902)    (85,010)   (21,756)    (27,692)
Contract maintenance charge.......................         --          --          --          --         --          --
Transfers among the sub-accounts and with the
 Fixed Account--net...............................    (36,099)     38,191    (124,884)     80,636     69,312    (101,293)
Adjustment to net assets allocated to contract in
 payout period....................................         --      54,015          --          --         --          --
                                                   ----------  ----------  ----------  ----------  ---------   ---------
Increase (decrease) in net assets from contract
 transactions.....................................   (142,261)   (122,652)   (116,766)    (23,446)    48,096    (141,209)
                                                   ----------  ----------  ----------  ----------  ---------   ---------
INCREASE (DECREASE) IN NET
 ASSETS...........................................   (699,426)    (38,918)    (97,650)     19,999   (213,538)   (111,225)
NET ASSETS AT BEGINNING OF
 PERIOD...........................................  2,051,214   2,090,132   1,032,898   1,012,899    464,528     575,753
                                                   ----------  ----------  ----------  ----------  ---------   ---------
NET ASSETS AT END OF PERIOD....................... $1,351,788  $2,051,214  $  935,248  $1,032,898  $ 250,990   $ 464,528
                                                   ==========  ==========  ==========  ==========  =========   =========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.......................................    169,227     179,485      98,429     100,633     36,335      47,472
       Units issued...............................      4,278      11,719      15,175      22,785      6,215       4,021
       Units redeemed.............................    (18,933)    (21,977)    (26,155)    (24,989)    (3,401)    (15,158)
                                                   ----------  ----------  ----------  ----------  ---------   ---------
    Units outstanding at end of period............    154,572     169,227      87,449      98,429     39,149      36,335
                                                   ==========  ==========  ==========  ==========  =========   =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Federated             Fidelity Variable         Fidelity Variable
                                              Insurance Series       Insurance Products Fund   Insurance Products Fund
                                                 Sub-Account               Sub-Account               Sub-Account
                                          ------------------------  ------------------------  ------------------------
                                                  Federated
                                             Prime Money Fund II         VIP Contrafund           VIP Equity-Income
                                          ------------------------  ------------------------  ------------------------
                                              2008      2007 (aq)       2008         2007         2008         2007
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   104,769  $   332,110  $   (45,058) $   (70,575) $    12,778  $     5,778
Net realized gains (losses)..............          --           --     (153,139)   4,562,506     (151,399)     479,378
Change in unrealized gains (losses)......          --           --   (5,299,776)  (2,303,507)    (757,711)    (425,620)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................     104,769      332,110   (5,497,973)   2,188,424     (896,332)      59,536
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       4,020        5,388       54,967      158,080        1,545        4,451
Benefit payments.........................    (433,484)    (474,415)    (185,062)    (251,079)     (84,487)     (56,105)
Payments on termination..................  (4,065,096)  (6,434,463)  (2,001,180)  (2,939,181)    (618,038)  (1,545,167)
Contract maintenance charge..............      (3,181)      (2,884)      (7,111)      (8,196)        (990)      (1,406)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   1,323,997   11,238,467     (204,123)    (369,366)    (224,077)     161,994
Adjustment to net assets allocated to
 contract in payout period...............          --           --           --           --           --           --
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (3,173,744)   4,332,093   (2,342,509)  (3,409,742)    (926,047)  (1,436,233)
                                          -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,068,975)   4,664,203   (7,840,482)  (1,221,318)  (1,822,379)  (1,376,697)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  10,660,654    5,996,451   14,275,262   15,496,580    2,781,889    4,158,586
                                          -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 7,591,679  $10,660,654  $ 6,434,780  $14,275,262  $   959,510  $ 2,781,889
                                          ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     893,573      528,214      793,131      987,680      178,711      267,003
       Units issued......................     289,533    1,450,817       70,280       85,208        3,440       23,114
       Units redeemed....................    (555,341)  (1,085,458)    (233,638)    (279,757)     (73,398)    (111,406)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period..............................     627,765      893,573      629,773      793,131      108,753      178,711
                                          ===========  ===========  ===========  ===========  ===========  ===========

--------
(aq)On April 27, 2007 RidgeWorth International Equity merged into Federated Prime Money Fund II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Fidelity Variable        Fidelity Variable         Fidelity Variable
                                           Insurance Products Fund  Insurance Products Fund   Insurance Products Fund
                                                 Sub-Account              Sub-Account               Sub-Account
                                          ------------------------  -----------------------  ------------------------
                                                 VIP Growth             VIP High Income            VIP Index 500
                                          ------------------------  -----------------------  ------------------------
                                              2008         2007         2008        2007         2008         2007
                                          -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (32,534) $   (36,105) $   117,869  $  179,475  $    44,485  $   245,100
Net realized gains (losses)..............     (82,559)     (61,821)    (161,233)    (47,534)     138,927      525,323
Change in unrealized gains (losses)......  (3,143,691)   1,767,373     (458,096)    (90,520)  (3,403,803)    (313,777)
                                          -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................  (3,258,784)   1,669,447     (501,460)     41,421   (3,220,391)     456,646
                                          -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      62,164       72,031        9,796       7,855       34,380       80,723
Benefit payments.........................     (13,703)    (119,968)     (90,714)    (38,332)    (166,449)     (91,105)
Payments on termination..................    (863,456)  (1,662,525)    (451,976)   (696,235)  (1,423,014)  (2,036,450)
Contract maintenance charge..............      (5,762)      (6,592)      (1,082)     (1,188)      (5,588)      (6,607)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (114,513)    (156,534)    (268,751)      4,393     (423,578)    (234,419)
Adjustment to net assets allocated to
 contract in payout period...............          --           --           --          --           --           --
                                          -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................    (935,270)  (1,873,588)    (802,727)   (723,507)  (1,984,249)  (2,287,858)
                                          -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (4,194,054)    (204,141)  (1,304,187)   (682,086)  (5,204,640)  (1,831,212)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   7,457,674    7,661,815    2,566,776   3,248,862    9,911,994   11,743,206
                                          -----------  -----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 3,263,620  $ 7,457,674  $ 1,262,589  $2,566,776  $ 4,707,354  $ 9,911,994
                                          ===========  ===========  ===========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     642,675      827,254      233,449     298,090      903,650    1,119,875
       Units issued......................      58,898       49,449        9,450      47,265       44,385       56,388
       Units redeemed....................    (161,191)    (234,028)     (86,753)   (111,906)    (258,213)    (272,613)
                                          -----------  -----------  -----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................     540,382      642,675      156,146     233,449      689,822      903,650
                                          ===========  ===========  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                         Fidelity
                                                                                                    Variable Insurance
                                                      Fidelity Variable       Fidelity Variable       Products Fund
                                                   Insurance Products Fund Insurance Products Fund  (Service Class 2)
                                                         Sub-Account             Sub-Account           Sub-Account
                                                   ----------------------  -----------------------  -----------------
                                                                                                        VIP Asset
                                                             VIP                                         Manager
                                                    Investment Grade Bond        VIP Overseas       (Service Class 2)
                                                   ----------------------  -----------------------  -----------------
                                                      2008        2007         2008        2007       2008      2007
                                                   ----------  ----------  -----------  ----------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $   95,914  $  119,509  $    22,850  $   72,590  $    150  $ 1,487
Net realized gains (losses).......................    (59,669)    (18,905)     318,740     535,679      (372)   1,323
Change in unrealized gains (losses)...............   (180,369)      8,349   (1,691,054)    (50,207)  (24,019)   7,341
                                                   ----------  ----------  -----------  ----------  --------  -------
Increase (decrease) in net assets from
 operations.......................................   (144,124)    108,953   (1,349,464)    558,062   (24,241)  10,151
                                                   ----------  ----------  -----------  ----------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................     21,942      24,572       22,406      53,454        --       --
Benefit payments..................................    (96,058)   (102,230)     (28,887)    (59,607)       --       --
Payments on termination...........................   (634,510)   (662,173)    (848,420)   (815,936)   (2,125)  (3,704)
Contract maintenance charge.......................     (1,853)     (1,877)      (1,891)     (2,196)       --       --
Transfers among the sub-accounts and with the
 Fixed Account--net...............................     (5,323)     (4,164)       1,093     184,380      (140)  (3,349)
Adjustment to net assets allocated to contract in
 payout period....................................         --          --           --          --        --       --
                                                   ----------  ----------  -----------  ----------  --------  -------
Increase (decrease) in net assets from contract
 transactions.....................................   (715,802)   (745,872)    (855,699)   (639,905)   (2,265)  (7,053)
                                                   ----------  ----------  -----------  ----------  --------  -------
INCREASE (DECREASE) IN NET
 ASSETS...........................................   (859,926)   (636,919)  (2,205,163)    (81,843)  (26,506)   3,098
NET ASSETS AT BEGINNING OF
 PERIOD...........................................  3,459,520   4,096,439    3,642,273   3,724,116    66,265   63,167
                                                   ----------  ----------  -----------  ----------  --------  -------
NET ASSETS AT END OF PERIOD....................... $2,599,594  $3,459,520  $ 1,437,110  $3,642,273  $ 39,759  $66,265
                                                   ==========  ==========  ===========  ==========  ========  =======
UNITS OUTSTANDING
    Units outstanding at beginning of period......    234,249     285,654      241,023     287,299     5,279    5,891
       Units issued...............................     50,649      18,159       26,578      54,881        13      779
       Units redeemed.............................   (100,603)    (69,564)     (96,063)   (101,157)     (279)  (1,391)
                                                   ----------  ----------  -----------  ----------  --------  -------
    Units outstanding at end of period............    184,295     234,249      171,538     241,023     5,013    5,279
                                                   ==========  ==========  ===========  ==========  ========  =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Fidelity Variable         Fidelity Variable         Fidelity Variable
                                      Insurance Products Fund   Insurance Products Fund   Insurance Products Fund
                                         (Service Class 2)         (Service Class 2)         (Service Class 2)
                                            Sub-Account               Sub-Account               Sub-Account
                                    --------------------------  -----------------------  --------------------------
                                          VIP Contrafund           VIP Equity-Income         VIP Freedom 2010
                                         (Service Class 2)         (Service Class 2)     Portfolio (Service Class 2)
                                    --------------------------  -----------------------  --------------------------
                                        2008          2007          2008        2007         2008          2007
                                    ------------  ------------  -----------  ----------  -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $   (737,851) $   (775,793) $     2,996  $     (565) $   146,131   $    57,228
Net realized gains (losses)........   (5,032,118)   27,448,484     (189,765)    414,305       (5,959)      243,641
Change in unrealized gains
 (losses)..........................  (43,134,239)  (13,302,237)    (981,386)   (408,301)  (2,842,962)           82
                                    ------------  ------------  -----------  ----------  -----------   -----------
Increase (decrease) in net assets
 from operations...................  (48,904,208)   13,370,454   (1,168,155)      5,439   (2,702,790)      300,951
                                    ------------  ------------  -----------  ----------  -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................      681,072    10,846,481        2,400      14,100        3,280     1,767,931
Benefit payments...................   (1,805,209)   (1,200,668)     (29,142)    (19,027)     (15,037)   (1,230,901)
Payments on termination............   (7,635,393)   (4,999,544)    (644,049)   (386,400)    (558,007)     (203,095)
Contract maintenance charge........     (396,580)     (320,736)        (617)       (691)     (39,176)      (12,362)
Transfers among the sub-accounts
 and with the Fixed Account--
 net...............................   10,254,156    14,490,865     (605,862)    (17,362)   5,577,637     2,264,790
Adjustment to net assets allocated
 to contract in payout period......           --            --           --          --           --            --
                                    ------------  ------------  -----------  ----------  -----------   -----------
Increase (decrease) in net assets
 from contract transactions........    1,098,046    18,816,398   (1,277,270)   (409,380)   4,968,697     2,586,363
                                    ------------  ------------  -----------  ----------  -----------   -----------
INCREASE (DECREASE) IN
 NET ASSETS........................  (47,806,162)   32,186,852   (2,445,425)   (403,941)   2,265,907     2,887,314
NET ASSETS AT BEGINNING
 OF PERIOD.........................  110,026,520    77,839,668    3,575,085   3,979,026    6,320,399     3,433,085
                                    ------------  ------------  -----------  ----------  -----------   -----------
NET ASSETS AT END OF
 PERIOD............................ $ 62,220,358  $110,026,520  $ 1,129,660  $3,575,085  $ 8,586,306   $ 6,320,399
                                    ============  ============  ===========  ==========  ===========   ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........    8,136,808     6,412,503      270,725     300,027      566,354       328,194
       Units issued................    2,321,633     3,043,502       50,809       8,543      867,640       509,639
       Units redeemed..............   (2,182,342)   (1,319,197)    (170,257)    (37,845)    (388,366)     (271,479)
                                    ------------  ------------  -----------  ----------  -----------   -----------
    Units outstanding at end of
     period........................    8,276,099     8,136,808      151,277     270,725    1,045,628       566,354
                                    ============  ============  ===========  ==========  ===========   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                             Fidelity Variable        Fidelity Variable        Fidelity Variable
                                          Insurance Products Fund  Insurance Products Fund  Insurance Products Fund
                                             (Service Class 2)        (Service Class 2)        (Service Class 2)
                                                Sub-Account              Sub-Account              Sub-Account
                                          -----------------------  -----------------------  ----------------------
                                                VIP Freedom              VIP Freedom              VIP Freedom
                                               2020 Portfolio           2030 Portfolio         Income Portfolio
                                             (Service Class 2)        (Service Class 2)        (Service Class 2)
                                          -----------------------  -----------------------  ----------------------
                                              2008        2007         2008        2007        2008        2007
                                          -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    63,798  $   55,772  $    15,635  $   16,588  $   44,672  $   50,434
Net realized gains (losses)..............    (178,783)    189,030       79,473      92,445     (55,623)     20,534
Change in unrealized gains (losses)......  (2,617,372)     23,400   (1,292,595)      4,074    (366,694)    (21,590)
                                          -----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................  (2,732,357)    268,202   (1,197,487)    113,107    (377,645)     49,378
                                          -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      83,554   2,441,311       19,330     548,989      42,051     842,515
Benefit payments.........................     (48,212)         --      (16,215)         --    (199,982)         --
Payments on termination..................    (971,059)   (236,507)    (254,070)   (167,699)   (626,118)    (40,675)
Contract maintenance charge..............     (28,358)     (8,800)     (10,629)     (8,051)    (17,616)     (3,248)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   2,528,245   2,062,625    1,219,699     593,417   1,859,328     526,571
Adjustment to net assets allocated to
 contract in payout period...............          --          --           --          --          --          --
                                          -----------  ----------  -----------  ----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................   1,564,170   4,258,629      958,115     966,656   1,057,663   1,325,163
                                          -----------  ----------  -----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,168,187)  4,526,831     (239,372)  1,079,763     680,018   1,374,541
NET ASSETS AT BEGINNING OF
 PERIOD..................................   6,601,645   2,074,814    2,226,232   1,146,469   1,935,869     561,328
                                          -----------  ----------  -----------  ----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 5,433,458  $6,601,645  $ 1,986,860  $2,226,232  $2,615,887  $1,935,869
                                          ===========  ==========  ===========  ==========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     581,385     197,695      193,831     109,200     179,300      54,190
       Units issued......................     468,685     416,520      140,336     110,344     253,252     160,994
       Units redeemed....................    (326,281)    (32,830)     (49,996)    (25,713)   (157,073)    (35,884)
                                          -----------  ----------  -----------  ----------  ----------  ----------
    Units outstanding at end of
     period..............................     723,789     581,385      284,171     193,831     275,479     179,300
                                          ===========  ==========  ===========  ==========  ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                              Fidelity Variable      Fidelity Variable         Fidelity Variable
                                           Insurance Products Fund  Insurance Products Fund Insurance Products Fund
                                              (Service Class 2)      (Service Class 2)         (Service Class 2)
                                                 Sub-Account            Sub-Account               Sub-Account
                                          ------------------------  ----------------------  ----------------------
                                             VIP Growth & Income         VIP Growth            VIP Growth Stock
                                              (Service Class 2)      (Service Class 2)         (Service Class 2)
                                          ------------------------  ----------------------  ----------------------
                                              2008         2007        2008        2007        2008        2007
                                          -----------  -----------   ---------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (86,507) $   (45,282) $  (6,668)   $ (8,009)  $  (25,441) $  (14,515)
Net realized gains (losses)..............     947,903      901,490      7,927      30,887     (144,355)    107,748
Change in unrealized gains (losses)......  (7,235,910)     588,757   (379,655)    133,071     (797,283)     81,342
                                          -----------  -----------   ---------   --------   ----------  ----------
Increase (decrease) in net assets from
 operations..............................  (6,374,514)   1,444,965   (378,396)    155,949     (967,079)    174,575
                                          -----------  -----------   ---------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      50,089      161,080        180         180       65,256     407,578
Benefit payments.........................    (182,708)    (178,993)   (12,836)         --      (11,838)         --
Payments on termination..................  (1,021,596)    (664,383)  (137,007)    (60,691)    (190,749)   (160,241)
Contract maintenance charge..............     (52,957)     (56,711)      (240)       (189)      (5,386)       (560)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   1,138,322        7,478    165,679     (27,636)     577,060     847,436
Adjustment to net assets allocated to
 contract in payout period...............          --           --         --          --           --          --
                                          -----------  -----------   ---------   --------   ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................     (68,850)    (731,529)    15,776     (88,336)     434,343   1,094,213
                                          -----------  -----------   ---------   --------   ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (6,443,364)     713,436   (362,620)     67,613     (532,736)  1,268,788
NET ASSETS AT BEGINNING OF
 PERIOD..................................  15,234,001   14,520,565    722,041     654,428    1,724,323     455,535
                                          -----------  -----------   ---------   --------   ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $ 8,790,637  $15,234,001  $ 359,421    $722,041   $1,191,587  $1,724,323
                                          ===========  ===========   =========   ========   ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,126,062    1,180,371     66,294      74,947      146,855      46,722
       Units issued......................     253,403      180,930     61,058         307      102,036     147,673
       Units redeemed....................    (241,896)    (235,239)   (63,916)     (8,960)     (62,254)    (47,540)
                                          -----------  -----------   ---------   --------   ----------  ----------
    Units outstanding at end of
     period..............................   1,137,569    1,126,062     63,436      66,294      186,637     146,855
                                          ===========  ===========   =========   ========   ==========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------


                                                                        Fidelity Variable     Fidelity Variable
                                           Fidelity Variable         Insurance Products Fund  Insurance Products Fund
                                        Insurance Products Fund         (Service Class 2)     (Service Class 2)
                                       (Service Class 2) Sub-Account       Sub-Account           Sub-Account
                                       ----------------------------  -----------------------  ----------------------
                                                                                                VIP Investment
                                            VIP High Income               VIP Index 500           Grade Bond
                                           (Service Class 2)            (Service Class 2)     (Service Class 2)
                                       ----------------------------  -----------------------  ----------------------
                                           2008           2007           2008        2007       2008         2007
                                        -----------    -----------   -----------  ----------   --------     -------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   577,189    $   748,093    $    45,971  $  120,003  $    482     $   542
Net realized gains (losses)...........    (432,614)        11,140       (119,386)    113,292      (855)       (178)
Change in unrealized gains
 (losses).............................  (2,600,104)      (669,266)    (3,322,645)   (148,329)     (211)        166
                                        -----------    -----------   -----------  ----------   --------     -------
Increase (decrease) in net assets
 from operations......................  (2,455,529)        89,967     (3,396,060)     84,966      (584)        530
                                        -----------    -----------   -----------  ----------   --------     -------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................       6,019        152,363         40,955   2,892,596        --         264
Benefit payments......................    (263,427)      (265,711)       (58,082)   (113,879)   (5,805)         --
Payments on termination...............  (1,464,058)      (686,935)      (568,891)   (338,317)   (3,387)     (4,288)
Contract maintenance charge...........     (35,663)       (38,222)       (35,749)     (8,110)      (36)        (34)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    (280,136)     1,010,881      1,011,473   2,621,682      (553)        163
Adjustment to net assets allocated
 to contract in payout period.........          --             --             --          --        --          --
                                        -----------    -----------   -----------  ----------   --------     -------
Increase (decrease) in net assets
 from contract transactions...........  (2,037,265)       172,376        389,706   5,053,972    (9,781)     (3,895)
                                        -----------    -----------   -----------  ----------   --------     -------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (4,492,794)       262,343     (3,006,354)  5,138,938   (10,365)     (3,365)
NET ASSETS AT BEGINNING
 OF PERIOD............................  11,263,572     11,001,229      9,065,635   3,926,697    17,862      21,227
                                        -----------    -----------   -----------  ----------   --------     -------
NET ASSETS AT END OF
 PERIOD............................... $ 6,770,778    $11,263,572    $ 6,059,281  $9,065,635  $  7,497     $17,862
                                        ===========    ===========   ===========  ==========   ========     =======
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................     963,641        949,547        804,594     358,116     1,479       1,802
       Units issued...................     137,527        266,457        256,902     761,959       304          36
       Units redeemed.................    (315,794)      (252,363)      (190,675)   (315,481)   (1,130)       (359)
                                        -----------    -----------   -----------  ----------   --------     -------
    Units outstanding at end of
     period...........................     785,374        963,641        870,821     804,594       653       1,479
                                        ===========    ===========   ===========  ==========   ========     =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Fidelity Variable            Fidelity Variable       Fidelity Variable
                                        Insurance Products Fund      Insurance Products Fund   Insurance Products Fund
                                           (Service Class 2)            (Service Class 2)       (Service Class 2)
                                              Sub-Account                  Sub-Account             Sub-Account
                                       ---------------------------  -------------------------  ----------------------
                                                                         VIP Money Market          VIP Overseas
                                       VIP MidCap (Service Class 2)     (Service Class 2)       (Service Class 2)
                                       ---------------------------  -------------------------  ----------------------
                                           2008           2007          2008          2007        2008        2007
                                       ------------   -----------   ------------  -----------   ---------   --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   (353,372)  $  (317,919)  $    140,400  $   270,964  $   2,276    $  2,414
Net realized gains (losses)...........    2,655,535     2,439,488             --           --      6,752      25,569
Change in unrealized gains
 (losses).............................  (14,348,074)    1,163,968             --           --   (128,206)     (7,119)
                                       ------------   -----------   ------------  -----------   ---------   --------
Increase (decrease) in net assets
 from operations......................  (12,045,911)    3,285,537        140,400      270,964   (119,178)     20,864
                                       ------------   -----------   ------------  -----------   ---------   --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits..............................      155,837     3,154,921          4,156      175,890         --         176
Benefit payments......................     (736,031)     (201,929)      (175,341)     (56,005)        --      (4,069)
Payments on termination...............   (2,542,858)   (1,136,781)   (10,909,482)  (1,399,011)    (6,042)    (41,809)
Contract maintenance charge...........     (105,598)      (87,511)       (78,129)     (26,577)       (32)        (36)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................     (390,921)    4,292,451     28,452,593     (424,864)    92,631      71,358
Adjustment to net assets allocated to
 contract in payout period............           --            --             --           --         --          --
                                       ------------   -----------   ------------  -----------   ---------   --------
Increase (decrease) in net assets
 from contract transactions...........   (3,619,571)    6,021,151     17,293,797   (1,730,567)    86,557      25,620
                                       ------------   -----------   ------------  -----------   ---------   --------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (15,665,482)    9,306,688     17,434,197   (1,459,603)   (32,621)     46,484
NET ASSETS AT BEGINNING
 OF PERIOD............................   32,122,086    22,815,398      9,647,596   11,107,199    181,526     135,042
                                       ------------   -----------   ------------  -----------   ---------   --------
NET ASSETS AT END OF
 PERIOD............................... $ 16,456,604   $32,122,086   $ 27,081,793  $ 9,647,596  $ 148,905    $181,526
                                       ============   ===========   ============  ===========   =========   ========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    2,415,359     1,846,410        914,917    1,088,024     11,471       9,286
       Units issued...................      453,601       988,363      3,246,143      758,285     10,606       6,135
       Units redeemed.................     (755,900)     (419,414)    (1,616,846)    (931,392)    (4,996)     (3,950)
                                       ------------   -----------   ------------  -----------   ---------   --------
    Units outstanding at end of
     period...........................    2,113,060     2,415,359      2,544,214      914,917     17,081      11,471
                                       ============   ===========   ============  ===========   =========   ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Franklin                  Franklin                   Franklin
                                       Templeton Variable        Templeton Variable         Templeton Variable
                                    Insurance Products Trust  Insurance Products Trust   Insurance Products Trust
                                          Sub-Account                Sub-Account                Sub-Account
                                    -----------------------  --------------------------  ------------------------
                                       Franklin Flex Cap         Franklin Growth and             Franklin
                                       Growth Securities          Income Securities       High Income Securities
                                    -----------------------  --------------------------  ------------------------
                                        2008        2007         2008          2007          2008         2007
                                    -----------  ----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $   (74,065) $  (85,225) $  1,004,850  $    576,245  $   805,609  $   589,936
Net realized gains (losses)........      17,197     124,307     1,581,511     7,409,329     (345,760)      81,877
Change in unrealized gains
 (losses)..........................  (1,936,776)    598,529   (29,021,121)  (12,042,907)  (3,012,907)    (525,627)
                                    -----------  ----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations...................  (1,993,644)    637,611   (26,434,760)   (4,057,333)  (2,553,058)     146,186
                                    -----------  ----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................      24,436     137,297       601,574     3,440,216       26,650       45,201
Benefit payments...................    (101,680)    (41,812)   (1,667,585)   (1,577,220)    (187,345)    (264,871)
Payments on termination............    (372,304)   (247,469)   (6,740,409)   (9,173,264)  (1,477,723)  (1,803,815)
Contract maintenance charge........     (24,275)    (22,133)     (252,091)     (296,766)     (30,833)     (35,815)
Transfers among the sub-accounts
 and with the Fixed Account--
 net...............................     521,191     357,722    (3,908,186)   (1,637,736)     (90,882)     109,447
Adjustment to net assets allocated
 to contract in payout period......          --          --            --            --           --           --
                                    -----------  ----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions........      47,368     183,605   (11,966,697)   (9,244,770)  (1,760,133)  (1,949,853)
                                    -----------  ----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS........................  (1,946,276)    821,216   (38,401,457)  (13,302,103)  (4,313,191)  (1,803,667)
NET ASSETS AT BEGINNING
 OF PERIOD.........................   5,545,929   4,724,713    80,067,207    93,369,310   11,885,651   13,689,318
                                    -----------  ----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................ $ 3,599,653  $5,545,929  $ 41,665,750  $ 80,067,207  $ 7,572,460  $11,885,651
                                    ===========  ==========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........     427,784     409,576     4,937,690     5,458,044    1,006,469    1,171,742
       Units issued................     124,804     120,247       509,201       777,566      139,039      145,190
       Units redeemed..............    (115,804)   (102,039)   (1,423,484)   (1,297,920)    (295,192)    (310,463)
                                    -----------  ----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period........................     436,784     427,784     4,023,407     4,937,690      850,316    1,006,469
                                    ===========  ==========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  Franklin                    Franklin                   Franklin
                                             Templeton Variable          Templeton Variable         Templeton Variable
                                          Insurance Products Trust    Insurance Products Trust   Insurance Products Trust
                                                Sub-Account                 Sub-Account                 Sub-Account
                                        ---------------------------  -------------------------  --------------------------
                                                  Franklin               Franklin Large Cap         Franklin Small Cap
                                             Income Securities           Growth Securities           Value Securities
                                        ---------------------------  -------------------------  --------------------------
                                             2008          2007          2008          2007         2008          2007
                                        -------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $   9,914,902  $  5,456,161  $   (181,719) $  (633,704) $   (232,863) $   (734,812)
Net realized gains (losses)............    (2,939,549)    6,079,551     2,265,015    1,777,993     3,403,472     8,389,622
Change in unrealized gains
 (losses)..............................   (94,024,615)   (6,238,385)  (29,065,414)   1,903,405   (22,391,996)  (10,022,446)
                                        -------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations............................   (87,049,262)    5,297,327   (26,982,118)   3,047,694   (19,221,387)   (2,367,636)
                                        -------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................     2,010,590    36,764,101       378,522   11,796,249       336,660     3,352,586
Benefit payments.......................    (4,465,454)   (5,261,921)   (1,578,678)  (1,123,215)     (910,844)   (1,145,383)
Payments on termination................   (38,212,613)  (25,717,322)   (6,254,794)  (4,718,055)   (6,811,770)   (8,332,534)
Contract maintenance charge............      (849,356)     (723,469)     (262,327)    (230,791)     (185,146)     (216,051)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   (10,228,653)   32,518,546       534,398    6,084,976    (3,633,308)   (3,722,013)
Adjustment to net assets allocated to
 contract in payout period.............            --            --            --           --            --            --
                                        -------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................   (51,745,486)   37,579,935    (7,182,879)  11,809,164   (11,204,408)  (10,063,395)
                                        -------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS............................  (138,794,748)   42,877,262   (34,164,997)  14,856,858   (30,425,795)  (12,431,031)
NET ASSETS AT BEGINNING
 OF PERIOD.............................   315,068,378   272,191,116    79,677,140   64,820,282    66,006,112    78,437,143
                                        -------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $ 176,273,630  $315,068,378  $ 45,512,143  $79,677,140  $ 35,580,317  $ 66,006,112
                                        =============  ============  ============  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    23,606,779    20,822,219     6,664,268    5,670,480     3,301,606     3,842,070
       Units issued....................     3,336,625     7,663,319     1,132,907    2,272,093       415,755       571,479
       Units redeemed..................    (7,878,223)   (4,878,759)   (1,891,019)  (1,278,305)   (1,021,906)   (1,111,943)
                                        -------------  ------------  ------------  -----------  ------------  ------------
    Units outstanding at end of
     period............................    19,065,181    23,606,779     5,906,156    6,664,268     2,695,455     3,301,606
                                        =============  ============  ============  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                               Franklin                 Franklin                   Franklin
                                          Templeton Variable       Templeton Variable         Templeton Variable
                                       Insurance Products Trust Insurance Products Trust   Insurance Products Trust
                                             Sub-Account               Sub-Account               Sub-Account
                                       -----------------------  ------------------------  -------------------------
                                        Franklin Small Mid-Cap          Franklin                    Mutual
                                          Growth Securities          U.S. Government         Discovery Securities
                                       -----------------------  ------------------------  -------------------------
                                           2008        2007         2008         2007         2008          2007
                                       -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   (41,897) $  (60,702) $ 1,163,191  $   695,186  $    172,814  $   (57,757)
Net realized gains (losses)...........     405,709     549,000       54,119      (65,391)      646,586      807,810
Change in unrealized gains
 (losses).............................  (1,742,072)   (134,975)   1,022,427      479,939   (10,712,026)   1,448,544
                                       -----------  ----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
 from operations......................  (1,378,260)    353,323    2,239,737    1,109,734    (9,892,626)   2,198,597
                                       -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................       5,343      11,972      200,838    1,984,016       347,770    6,495,058
Benefit payments......................     (38,116)    (69,452)    (483,738)    (330,481)     (552,697)    (120,175)
Payments on termination...............    (363,387)   (489,573)  (4,433,766)  (2,017,711)   (2,466,769)  (1,527,083)
Contract maintenance charge...........      (8,527)    (10,765)    (148,319)     (65,636)     (123,712)     (79,144)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................      44,488    (104,715)  21,643,020    3,813,260     2,340,403    7,551,818
Adjustment to net assets allocated
 to contract in payout period.........          --          --           --           --            --           --
                                       -----------  ----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets
 from contract transactions...........    (360,199)   (662,533)  16,778,035    3,383,448      (455,005)  12,320,474
                                       -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (1,738,459)   (309,210)  19,017,772    4,493,182   (10,347,631)  14,519,071
NET ASSETS AT BEGINNING
 OF PERIOD............................   3,480,132   3,789,342   25,035,198   20,542,016    32,765,563   18,246,492
                                       -----------  ----------  -----------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 1,741,673  $3,480,132  $44,052,970  $25,035,198  $ 22,417,932  $32,765,563
                                       ===========  ==========  ===========  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................     182,533     214,884    2,255,117    1,941,233     2,548,008    1,514,918
       Units issued...................      18,012      11,936    3,338,518      930,061       851,392    1,578,479
       Units redeemed.................     (42,287)    (44,287)  (1,834,589)    (616,177)     (915,786)    (545,389)
                                       -----------  ----------  -----------  -----------  ------------  -----------
    Units outstanding at end of
     period...........................     158,258     182,533    3,759,046    2,255,117     2,483,614    2,548,008
                                       ===========  ==========  ===========  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Franklin                    Franklin                    Franklin
                                         Templeton Variable          Templeton Variable          Templeton Variable
                                      Insurance Products Trust    Insurance Products Trust    Insurance Products Trust
                                            Sub-Account                 Sub-Account                 Sub-Account
                                    ---------------------------  -------------------------  ---------------------------
                                                                    Templeton Developing             Templeton
                                      Mutual Shares Securities       Markets Securities          Foreign Securities
                                    ---------------------------  -------------------------  ---------------------------
                                         2008          2007          2008          2007          2008          2007
                                    -------------  ------------  ------------  -----------  -------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $   2,160,602  $   (428,065) $    379,147  $   297,883  $   1,391,747  $    786,800
Net realized gains (losses)........     3,372,009    14,794,309     6,758,313    6,586,677     15,925,875    17,958,580
Change in unrealized gains
 (losses)..........................   (81,144,632)  (10,363,947)  (31,906,724)   3,407,689   (107,344,430)   10,316,664
                                    -------------  ------------  ------------  -----------  -------------  ------------
Increase (decrease) in net assets
 from operations...................   (75,612,021)    4,002,297   (24,769,264)  10,292,249    (90,026,808)   29,062,044
                                    -------------  ------------  ------------  -----------  -------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................     1,193,164    14,623,337       382,065    3,593,280      1,029,872    21,377,720
Benefit payments...................    (2,904,798)   (3,040,098)     (463,099)    (422,241)    (2,527,447)   (3,025,981)
Payments on termination............   (23,260,679)  (21,818,339)   (4,074,804)  (3,157,218)   (25,871,416)  (19,934,693)
Contract maintenance charge........      (573,428)     (608,651)     (140,848)    (138,253)      (649,083)     (605,770)
Transfers among the
 sub-accounts and with the
 Fixed Account--net................   (12,915,466)   10,735,319    (1,815,459)     772,740     (6,955,381)    6,173,189
Adjustment to net assets allocated
 to contract in payout period......            --            --            --           --             --            --
                                    -------------  ------------  ------------  -----------  -------------  ------------
Increase (decrease) in net assets
 from contract transactions........   (38,461,207)     (108,432)   (6,112,145)     648,308    (34,973,455)    3,984,465
                                    -------------  ------------  ------------  -----------  -------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS........................  (114,073,228)    3,893,865   (30,881,409)  10,940,557   (125,000,263)   33,046,509
NET ASSETS AT
 BEGINNING OF
 PERIOD............................   223,677,810   219,783,945    50,314,384   39,373,827    240,017,725   206,971,216
                                    -------------  ------------  ------------  -----------  -------------  ------------
NET ASSETS AT END OF
 PERIOD............................ $ 109,604,582  $223,677,810  $ 19,432,975  $50,314,384  $ 115,017,462  $240,017,725
                                    =============  ============  ============  ===========  =============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........    13,307,223    13,385,986     1,212,686    1,202,117     11,823,812    11,792,955
       Units issued................     1,386,120     3,142,806       283,094      327,671      1,646,972     2,720,556
       Units redeemed..............    (4,184,923)   (3,221,569)     (490,216)    (317,102)    (3,888,281)   (2,689,699)
                                    -------------  ------------  ------------  -----------  -------------  ------------
    Units outstanding at end of
     period........................    10,508,420    13,307,223     1,005,564    1,212,686      9,582,503    11,823,812
                                    =============  ============  ============  ===========  =============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       Franklin                  Franklin             Goldman Sachs
                                                  Templeton Variable        Templeton Variable          Variable
                                                Insurance Products Trust Insurance Products Trust    Insurance Trust
                                                      Sub-Account               Sub-Account            Sub-Account
                                                ----------------------   ------------------------  ------------------
                                                       Templeton                 Templeton
                                                Global Income Securities     Growth Securities     VIT Capital Growth
                                                ----------------------   ------------------------  ------------------
                                                   2008         2007         2008         2007       2008      2007
                                                ----------   ----------  -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)................... $   75,474   $   47,816  $     8,398  $    (3,142) $   (422) $   (675)
Net realized gains (losses)....................    187,948       95,809      106,594      752,047       (38)    1,001
Change in unrealized gains (losses)............   (138,186)     183,680   (1,396,365)    (675,336)  (15,510)    3,973
                                                ----------   ----------  -----------  -----------  --------  --------
Increase (decrease) in net assets from
 operations....................................    125,236      327,305   (1,281,373)      73,569   (15,970)    4,299
                                                ----------   ----------  -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.......................................      8,180       20,755        3,180       33,915        --        --
Benefit payments...............................    (71,219)     (90,727)     (16,298)     (52,734)       --        --
Payments on termination........................   (696,002)    (530,639)    (821,010)  (1,421,818)       --   (29,179)
Contract maintenance charge....................     (7,915)      (7,733)        (844)      (1,114)      (29)      (35)
Transfers among the sub-accounts and with
 the Fixed Account--net........................    (78,123)     267,988     (245,695)    (295,024)   (2,599)    2,833
Adjustment to net assets allocated to contract
 in payout period..............................         --           --           --           --        --        --
                                                ----------   ----------  -----------  -----------  --------  --------
Increase (decrease) in net assets from
 contract transactions.........................   (845,079)    (340,356)  (1,080,667)  (1,736,775)   (2,628)  (26,381)
                                                ----------   ----------  -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET
 ASSETS........................................   (719,843)     (13,051)  (2,362,040)  (1,663,206)  (18,598)  (22,082)
NET ASSETS AT BEGINNING OF
 PERIOD........................................  3,586,965    3,600,016    3,731,455    5,394,661    39,620    61,702
                                                ----------   ----------  -----------  -----------  --------  --------
NET ASSETS AT END OF PERIOD.................... $2,867,122   $3,586,965  $ 1,369,415  $ 3,731,455  $ 21,022  $ 39,620
                                                ==========   ==========  ===========  ===========  ========  ========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period....................................    198,932      219,247      190,433      287,744     4,093     6,677
       Units issued............................     50,535       32,410        3,222       29,360        --       232
       Units redeemed..........................    (97,779)     (52,725)     (71,591)    (126,671)     (334)   (2,816)
                                                ----------   ----------  -----------  -----------  --------  --------
    Units outstanding at end of period.........    151,688      198,932      122,064      190,433     3,759     4,093
                                                ==========   ==========  ===========  ===========  ========  ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                       Goldman Sachs
                                                  Goldman Sachs Variable    Goldman Sachs Variable       Variable
                                                      Insurance Trust           Insurance Trust       Insurance Trust
                                                        Sub-Account               Sub-Account           Sub-Account
                                                 ------------------------  ------------------------  -------------------
                                                                                                       VIT Strategic
                                                   VIT Growth and Income       VIT Mid Cap Value     International Equity
                                                 ------------------------  ------------------------  -------------------
                                                     2008         2007         2008         2007       2008       2007
                                                 -----------  -----------  -----------  -----------   -------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).................... $     8,046  $    13,083  $   (47,861) $   (94,609) $    59    $    26
Net realized gains (losses).....................    (573,314)   1,085,500     (571,702)   1,420,051      147      1,160
Change in unrealized gains (losses).............  (2,479,967)  (1,153,033)  (2,329,918)  (1,125,498)  (2,842)      (720)
                                                 -----------  -----------  -----------  -----------   -------   -------
Increase (decrease) in net assets from
 operations.....................................  (3,045,235)     (54,450)  (2,949,481)     199,944   (2,636)       466
                                                 -----------  -----------  -----------  -----------   -------   -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits........................................      37,854      111,920          515       10,170       --         --
Benefit payments................................    (155,502)    (117,767)     (27,028)    (234,265)      --         --
Payments on termination.........................    (686,446)    (463,070)    (736,841)    (683,690)  (1,395)    (1,395)
Contract maintenance charge.....................     (32,137)     (35,687)     (29,774)     (35,403)      --         --
Transfers among the sub-accounts and with the
 Fixed Account--net.............................    (785,942)   1,264,312     (840,196)    (517,242)       1          1
Adjustment to net assets allocated to contract
 in payout period...............................          --           --           --           --       --         --
                                                 -----------  -----------  -----------  -----------   -------   -------
Increase (decrease) in net assets from contract
 transactions...................................  (1,622,173)     759,708   (1,633,324)  (1,460,430)  (1,394)    (1,394)
                                                 -----------  -----------  -----------  -----------   -------   -------
INCREASE (DECREASE) IN NET
 ASSETS.........................................  (4,667,408)     705,258   (4,582,805)  (1,260,486)  (4,030)      (928)
NET ASSETS AT BEGINNING OF
 PERIOD.........................................   9,742,508    9,037,250    8,994,631   10,255,117    6,486      7,414
                                                 -----------  -----------  -----------  -----------   -------   -------
NET ASSETS AT END OF PERIOD..................... $ 5,075,100  $ 9,742,508  $ 4,411,826  $ 8,994,631  $ 2,456    $ 6,486
                                                 ===========  ===========  ===========  ===========   =======   =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.....................................     779,280      712,484      684,851      788,522      397        479
       Units issued.............................      78,376      200,565       11,726       27,651       (4)        --
       Units redeemed...........................    (234,825)    (133,769)    (157,252)    (131,322)    (115)       (82)
                                                 -----------  -----------  -----------  -----------   -------   -------
    Units outstanding at end of period..........     622,831      779,280      539,325      684,851      278        397
                                                 ===========  ===========  ===========  ===========   =======   =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Goldman Sachs Variable    Goldman Sachs Variable
                                               Insurance Trust           Insurance Trust      Janus Aspen Series
                                                 Sub-Account               Sub-Account           Sub-Account
                                          ------------------------  ------------------------  -----------------
                                               VIT Structured            VIT Structured
                                              Small Cap Equity          U.S. Equity Fund       Forty Portfolio
                                          ------------------------  ------------------------  -----------------
                                              2008         2007         2008         2007       2008      2007
                                          -----------  -----------  -----------  -----------  --------  -------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (158,153) $  (284,774) $   (15,549) $   (87,660) $   (270) $  (296)
Net realized gains (losses)..............  (2,246,335)   1,973,793     (574,462)   1,243,676       236    3,517
Change in unrealized gains (losses)......  (3,528,223)  (5,844,495)  (4,454,161)  (1,608,240)  (10,286)   4,598
                                          -----------  -----------  -----------  -----------  --------  -------
Increase (decrease) in net assets from
 operations..............................  (5,932,711)  (4,155,476)  (5,044,172)    (452,224)  (10,320)   7,820
                                          -----------  -----------  -----------  -----------  --------  -------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................          90      141,049       28,053      159,398        --      176
Benefit payments.........................    (407,841)    (314,978)    (192,719)    (196,566)       --       --
Payments on termination..................  (1,499,473)  (1,038,386)    (819,670)    (655,138)     (465)  (6,662)
Contract maintenance charge..............     (62,519)     (74,545)     (46,985)     (50,974)      (36)     (36)
Transfers among the sub-accounts and
 with the Fixed Account--net.............  (1,117,615)   1,189,685     (104,532)   1,415,408        89     (434)
Adjustment to net assets allocated to
 contract in payout period...............          --           --           --           --        --       --
                                          -----------  -----------  -----------  -----------  --------  -------
Increase (decrease) in net assets from
 contract transactions...................  (3,087,358)     (97,175)  (1,135,853)     672,128      (412)  (6,956)
                                          -----------  -----------  -----------  -----------  --------  -------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (9,020,069)  (4,252,651)  (6,180,025)     219,904   (10,732)     864
NET ASSETS AT BEGINNING OF
 PERIOD..................................  19,318,999   23,571,650   14,181,637   13,961,733    23,167   22,303
                                          -----------  -----------  -----------  -----------  --------  -------
NET ASSETS AT END OF PERIOD.............. $10,298,930  $19,318,999  $ 8,001,612  $14,181,637  $ 12,435  $23,167
                                          ===========  ===========  ===========  ===========  ========  =======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,876,718    1,871,412    1,181,736    1,117,308     1,260    1,637
       Units issued......................     154,555      205,211      154,005      167,366        60       12
       Units redeemed....................    (494,214)    (199,905)    (267,448)    (102,938)      (91)    (389)
                                          -----------  -----------  -----------  -----------  --------  -------
    Units outstanding at end of period...   1,537,059    1,876,718    1,068,293    1,181,736     1,229    1,260
                                          ===========  ===========  ===========  ===========  ========  =======

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                           Janus Aspen Series   Janus Aspen Series Lazard Retirement
                                                            (Service Shares)     (Service Shares)     Series, Inc.
                                                               Sub-Account         Sub-Account        Sub-Account
                                                          --------------------  ------------------ -----------------
                                                                                  International
                                                              Foreign Stock           Growth
                                                            (Service Shares)     (Service Shares)   Emerging Markets
                                                          --------------------  ------------------ -----------------
                                                          2008 (j)(al)   2007      2008 (k)(al)      2008      2007
                                                          ------------ -------  ------------------ --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss).............................   $  1,363   $   (60)      $     75      $   (174) $  (138)
Net realized gains (losses)..............................     16,956     1,459          6,199         6,905    8,378
Change in unrealized gains (losses)......................    (21,539)    6,282        (33,557)      (10,004)  (1,883)
                                                            --------   -------       --------      --------  -------
Increase (decrease) in net assets from operations........     (3,220)    7,681        (27,283)       (3,273)   6,357
                                                            --------   -------       --------      --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.................................................         --        --             --            --      132
Benefit payments.........................................         --        --             --       (17,369)      --
Payments on termination..................................         --        --             --            --       --
Contract maintenance charge..............................         --        --             --            (3)     (22)
Transfers among the sub-accounts and with the Fixed
 Account--net............................................    (51,084)       (1)        51,084           183   (9,201)
Adjustment to net assets allocated to contract in payout
 period..................................................         --        --             --            --       --
                                                            --------   -------       --------      --------  -------
Increase (decrease) in net assets from contract
 transactions............................................    (51,084)       (1)        51,084       (17,189)  (9,091)
                                                            --------   -------       --------      --------  -------
INCREASE (DECREASE) IN NET ASSETS........................    (54,304)    7,680         23,801       (20,462)  (2,734)
NET ASSETS AT BEGINNING OF PERIOD........................     54,304    46,624             --        21,197   23,931
                                                            --------   -------       --------      --------  -------
NET ASSETS AT END OF PERIOD..............................   $     --   $54,304       $ 23,801      $    735  $21,197
                                                            ========   =======       ========      ========  =======
UNITS OUTSTANDING
    Units outstanding at beginning of period.............      2,452     2,452             --           400      593
       Units issued......................................         --        --          2,452             7        3
       Units redeemed....................................     (2,452)       --             --          (380)    (196)
                                                            --------   -------       --------      --------  -------
    Units outstanding at end of period...................         --     2,452          2,452            27      400
                                                            ========   =======       ========      ========  =======

--------
(j)For the period beginning January 1, 2008 and ended April 29, 2008
(k)For the period beginning April 30, 2008 and ended December 31, 2008
(al)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       Legg Mason                                     Legg Mason
                                                     Variable Income         Legg Mason            Partners Variable
                                                          Trust        Variable Income Trust       Portfolios I, Inc
                                                       Sub-Account          Sub-Account               Sub-Account
                                                   ------------------- --------------------------  --------------------
                                                   Legg Mason Variable  Legg Mason Variable        Legg Mason Variable
                                                   All Cap Portfolio I Fundamental Value Portfolio Investors Portfolio I
                                                   ------------------- --------------------------  --------------------
                                                      2007 (ak)(am)      2008      2007 (am)(an)     2008       2007
                                                   -------------------  -------    -------------    -------    -------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)......................       $   (14)      $   (54)       $   17       $   (79)   $   (25)
Net realized gains (losses).......................         2,302        (1,462)          378           548        307
Change in unrealized gains (losses)...............        (1,911)          256          (805)       (2,273)       (65)
                                                         -------        -------       ------        -------    -------
Increase (decrease) in net assets from operations.           377        (1,260)         (410)       (1,804)       217
                                                         -------        -------       ------        -------    -------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................           222            --            42            --        308
Benefit payments..................................            --        (5,832)           --        (7,451)        --
Payments on termination...........................            --            --            --            --         --
Contract maintenance charge.......................            (2)           (2)           --            (2)        (2)
Transfers among the sub-accounts and with the
 Fixed Account--net...............................        (8,079)            6         8,181           (27)        88
Adjustment to net assets allocated to contract in
 payout period....................................            --            --            --            --         --
                                                         -------        -------       ------        -------    -------
Increase (decrease) in net assets from contract
 transactions.....................................        (7,859)       (5,828)        8,223        (7,480)       394
                                                         -------        -------       ------        -------    -------
INCREASE (DECREASE) IN NET ASSETS.................        (7,482)       (7,088)        7,813        (9,284)       611
NET ASSETS AT BEGINNING OF PERIOD.................         7,482         7,813            --        10,104      9,493
                                                         -------        -------       ------        -------    -------
NET ASSETS AT END OF PERIOD.......................       $    --       $   725        $7,813       $   820    $10,104
                                                         =======        =======       ======        =======    =======
UNITS OUTSTANDING
    Units outstanding at beginning of period......           522           823            --           739        710
       Units issued...............................            15             1           823            --         29
       Units redeemed.............................          (537)         (702)           --          (644)        --
                                                         -------        -------       ------        -------    -------
    Units outstanding at end of period............            --           122           823            95        739
                                                         =======        =======       ======        =======    =======

--------
(ak)For the period beginning January 1, 2007 and ended April 30, 2007
(am)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(an)For the period beginning May 1, 2007 and ended December 31, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Lord Abbett Series Fund   Lord Abbett Series Fund    Lord Abbett Series Fund
                                                 Sub-Account               Sub-Account                Sub-Account
                                          ------------------------  -------------------------  -------------------------
                                                  All Value               Bond-Debenture           Growth and Income
                                          ------------------------  -------------------------  -------------------------
                                              2008         2007         2008          2007         2008          2007
                                          -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (142,208) $  (179,380) $  1,685,248  $ 1,930,583  $    (82,265) $  (145,347)
Net realized gains (losses)..............     (10,789)     987,631    (1,274,952)     237,322    (2,602,501)   3,957,643
Change in unrealized gains (losses)......  (4,042,712)     (48,028)   (7,763,417)    (490,966)  (14,090,240)  (3,004,609)
                                          -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................  (4,195,709)     760,223    (7,353,121)   1,676,939   (16,775,006)     807,687
                                          -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      15,598    1,170,345       250,359    6,377,311        93,563    5,688,392
Benefit payments.........................    (216,662)    (152,281)     (925,095)    (578,215)     (846,022)  (1,138,429)
Payments on termination..................  (1,077,212)  (1,034,986)   (3,800,017)  (2,518,942)   (4,497,592)  (2,650,348)
Contract maintenance charge..............     (36,736)     (36,088)     (148,995)    (113,137)     (148,346)    (139,396)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (527,731)     (61,280)   (1,561,802)   2,791,571    (3,770,570)   4,818,061
Adjustment to net assets allocated to
 contract in payout period...............          --           --            --           --            --           --
                                          -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,842,743)    (114,290)   (6,185,550)   5,958,588    (9,168,967)   6,578,280
                                          -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (6,038,452)     645,933   (13,538,671)   7,635,527   (25,943,973)   7,385,967
NET ASSETS AT BEGINNING OF
 PERIOD..................................  15,379,877   14,733,944    41,844,986   34,209,459    50,506,009   43,120,042
                                          -----------  -----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 9,341,425  $15,379,877  $ 28,306,315  $41,844,986  $ 24,562,036  $50,506,009
                                          ===========  ===========  ============  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,131,777    1,138,401     3,599,110    3,076,508     3,878,633    3,372,287
       Units issued......................     156,482      238,572       713,820    1,284,971       459,316    1,228,738
       Units redeemed....................    (308,778)    (245,196)   (1,313,170)    (762,369)   (1,324,920)    (722,392)
                                          -----------  -----------  ------------  -----------  ------------  -----------
    Units outstanding at end of
     period..............................     979,481    1,131,777     2,999,760    3,599,110     3,013,029    3,878,633
                                          ===========  ===========  ============  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                    MFS Variable
                                           Lord Abbett Series Fund   Lord Abbett Series Fund       Insurance Trust
                                                 Sub-Account               Sub-Account               Sub-Account
                                          ------------------------  -------------------------  ----------------------
                                            Growth Opportunities          Mid-Cap Value            MFS Growth (l)
                                          ------------------------  -------------------------  ----------------------
                                              2008         2007         2008          2007        2008        2007
                                          -----------  -----------  ------------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (271,008) $  (284,548) $   (154,064) $  (650,317) $  (14,376) $  (26,649)
Net realized gains (losses)..............    (273,113)   2,108,329    (2,615,778)   7,503,990     (72,587)   (159,073)
Change in unrealized gains (losses)......  (7,299,204)   1,237,111   (16,379,315)  (7,453,554)   (443,070)    526,788
                                          -----------  -----------  ------------  -----------  ----------  ----------
Increase (decrease) in net assets from
 operations..............................  (7,843,325)   3,060,892   (19,149,157)    (599,881)   (530,033)    341,066
                                          -----------  -----------  ------------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................     258,125    4,548,894       347,574    3,600,279       4,816       3,020
Benefit payments.........................    (272,477)    (267,892)     (782,477)    (549,574)    (11,275)    (54,799)
Payments on termination..................  (1,596,762)    (872,278)   (4,030,933)  (3,266,531)   (370,858)   (634,863)
Contract maintenance charge..............     (70,194)     (51,206)     (132,580)    (151,059)       (977)     (1,160)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (138,635)   1,493,866    (2,320,292)     777,826     (44,510)   (126,587)
Adjustment to net assets allocated to
 contract in payout period...............          --           --            --           --          --          --
                                          -----------  -----------  ------------  -----------  ----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (1,819,943)   4,851,384    (6,918,708)     410,941    (422,804)   (814,389)
                                          -----------  -----------  ------------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (9,663,268)   7,912,276   (26,067,865)    (188,940)   (952,837)   (473,323)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  20,968,977   13,056,701    52,146,820   52,335,760   1,718,438   2,191,761
                                          -----------  -----------  ------------  -----------  ----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $11,305,709  $20,968,977  $ 26,078,955  $52,146,820  $  765,601  $1,718,438
                                          ===========  ===========  ============  ===========  ==========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   1,442,833    1,071,541     4,023,673    3,997,420     158,403     246,730
       Units issued......................     346,491      664,271       522,827      953,620       1,359      10,906
       Units redeemed....................    (509,946)    (292,979)   (1,175,203)    (927,367)    (46,359)    (99,233)
                                          -----------  -----------  ------------  -----------  ----------  ----------
    Units outstanding at end of period...   1,279,378    1,442,833     3,371,297    4,023,673     113,403     158,403
                                          ===========  ===========  ============  ===========  ==========  ==========

--------
(l)Previously known as MFS Emerging Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       MFS Variable            MFS Variable             MFS Variable
                                                      Insurance Trust        Insurance Trust          Insurance Trust
                                                        Sub-Account            Sub-Account              Sub-Account
                                                   --------------------  -----------------------  -----------------------
                                                      MFS High Income      MFS Investors Trust       MFS New Discovery
                                                   --------------------  -----------------------  -----------------------
                                                      2008       2007        2008        2007         2008        2007
                                                   ---------  ---------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $  50,506  $  40,794  $   (11,967) $  (16,903) $   (30,247) $  (44,114)
Net realized gains (losses).......................   (29,022)     2,662      237,235     193,258      383,638     376,517
Change in unrealized gains (losses)...............  (218,880)   (41,832)  (1,171,223)    117,739   (1,439,246)   (268,786)
                                                   ---------  ---------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from
 operations.......................................  (197,396)     1,624     (945,955)    294,094   (1,085,855)     63,617
                                                   ---------  ---------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................     1,789      2,244       11,803      16,343       15,400      31,910
Benefit payments..................................    (4,147)    (7,057)     (25,543)    (41,224)      (6,960)    (28,255)
Payments on termination...........................  (134,034)  (114,615)    (362,460)   (411,359)    (394,678)   (501,715)
Contract maintenance charge.......................      (332)      (369)      (1,628)     (1,824)      (2,056)     (2,472)
Transfers among the sub-accounts and with the
 Fixed Account--net...............................    57,952    115,155     (158,368)   (178,120)     (82,122)     82,518
Adjustment to net assets allocated to contract in
 payout period....................................        --         --           --          --           --          --
                                                   ---------  ---------  -----------  ----------  -----------  ----------
Increase (decrease) in net assets from contract
 transactions.....................................   (78,772)    (4,642)    (536,196)   (616,184)    (470,416)   (418,014)
                                                   ---------  ---------  -----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS...........................................  (276,168)    (3,018)  (1,482,151)   (322,090)  (1,556,271)   (354,397)
NET ASSETS AT BEGINNING OF
 PERIOD...........................................   729,333    732,351    3,170,936   3,493,026    3,079,926   3,434,323
                                                   ---------  ---------  -----------  ----------  -----------  ----------
NET ASSETS AT END OF PERIOD....................... $ 453,165  $ 729,333  $ 1,688,785  $3,170,936  $ 1,523,655  $3,079,926
                                                   =========  =========  ===========  ==========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.......................................    55,426     55,932      278,454     333,637      199,462     225,646
       Units issued...............................     7,511     11,652        5,435       6,389       19,261      23,093
       Units redeemed.............................   (14,166)   (12,158)     (58,784)    (61,572)     (53,727)    (49,277)
                                                   ---------  ---------  -----------  ----------  -----------  ----------
    Units outstanding at end of period............    48,771     55,426      225,105     278,454      164,996     199,462
                                                   =========  =========  ===========  ==========  ===========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                      MFS Variable            MFS Variable           MFS Variable
                                                     Insurance Trust         Insurance Trust        Insurance Trust
                                                       Sub-Account             Sub-Account            Sub-Account
                                                 ----------------------  ----------------------  --------------------
                                                      MFS Research          MFS Research Bond        MFS Utilities
                                                 ----------------------  ----------------------  --------------------
                                                    2008        2007        2008        2007        2008       2007
                                                 ----------  ----------  ----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).................... $   (8,517) $   (9,913) $   35,110  $   49,769  $    (248) $  (1,730)
Net realized gains (losses).....................    (13,436)     17,597     (18,328)     (7,421)    35,368     68,526
Change in unrealized gains (losses).............   (368,756)    131,336     (87,144)     23,280   (163,150)    23,530
                                                 ----------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in net assets from
 operations.....................................   (390,709)    139,020     (70,362)     65,628   (128,030)    90,326
                                                 ----------  ----------  ----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits........................................      1,800       1,800      14,660      20,339      1,000        500
Benefit payments................................    (17,226)         --     (13,321)    (12,675)        --         --
Payments on termination.........................   (167,880)   (316,122)   (407,977)   (367,441)  (173,121)  (143,429)
Contract maintenance charge.....................       (440)       (508)     (1,309)     (1,285)      (100)       (95)
Transfers among the sub-accounts and with
 the Fixed Account--net.........................    (13,232)    (60,800)    (66,582)     11,329      4,046    144,578
Adjustment to net assets allocated to contract
 in payout period...............................         --          --          --          --         --         --
                                                 ----------  ----------  ----------  ----------  ---------  ---------
Increase (decrease) in net assets from contract
 transactions...................................   (196,978)   (375,630)   (474,529)   (349,733)  (168,175)     1,554
                                                 ----------  ----------  ----------  ----------  ---------  ---------
INCREASE (DECREASE) IN NET
 ASSETS.........................................   (587,687)   (236,610)   (544,891)   (284,105)  (296,205)    91,880
NET ASSETS AT BEGINNING OF
 PERIOD.........................................  1,184,782   1,421,392   2,205,307   2,489,412    442,197    350,317
                                                 ----------  ----------  ----------  ----------  ---------  ---------
NET ASSETS AT END OF PERIOD..................... $  597,095  $1,184,782  $1,660,416  $2,205,307  $ 145,992  $ 442,197
                                                 ==========  ==========  ==========  ==========  =========  =========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period.....................................    114,590     151,782     149,064     173,049     19,636     19,718
       Units issued.............................        237         579      15,351       8,673        918      7,198
       Units redeemed...........................    (23,635)    (37,771)    (47,906)    (32,658)    (9,947)    (7,280)
                                                 ----------  ----------  ----------  ----------  ---------  ---------
    Units outstanding at end of period..........     91,192     114,590     116,509     149,064     10,607     19,636
                                                 ==========  ==========  ==========  ==========  =========  =========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       MFS Variable          MFS Variable           MFS Variable
                                                      Insurance Trust       Insurance Trust       Insurance Trust
                                                      (Service Class)       (Service Class)       (Service Class)
                                                        Sub-Account           Sub-Account           Sub-Account
                                                   --------------------  --------------------  ---------------------
                                                        MFS Growth        MFS Investors Trust    MFS New Discovery
                                                    (Service Class) (m)     (Service Class)       (Service Class)
                                                   --------------------  --------------------  ---------------------
                                                      2008       2007       2008       2007       2008       2007
                                                   ---------  ---------  ---------  ---------  ---------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $  (7,998) $  (8,871) $  (4,833) $  (7,283) $  (6,799) $  (12,462)
Net realized gains (losses).......................    20,000     40,766     73,820     56,057     82,493     183,723
Change in unrealized gains (losses)...............  (239,257)    65,494   (246,968)    12,876   (303,824)   (154,066)
                                                   ---------  ---------  ---------  ---------  ---------  ----------
Increase (decrease) in net assets from
 operations.......................................  (227,255)    97,389   (177,981)    61,650   (228,130)     17,195
                                                   ---------  ---------  ---------  ---------  ---------  ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................        --         34         --        400         60         446
Benefit payments..................................    (3,266)    (4,888)    (4,695)        --    (30,139)     (6,985)
Payments on termination...........................   (72,554)   (79,554)  (169,084)  (142,726)   (64,997)    (41,852)
Contract maintenance charge.......................      (122)      (120)      (217)      (235)      (116)       (137)
Transfers among the sub-accounts and with the
 Fixed Account--net...............................   125,899    (46,321)   (68,175)    (2,577)  (152,534)   (313,996)
Adjustment to net assets allocated to contract in
 payout period....................................        --         --         --         --         --          --
                                                   ---------  ---------  ---------  ---------  ---------  ----------
Increase (decrease) in net assets from contract
 transactions.....................................    49,957   (130,849)  (242,171)  (145,138)  (247,726)   (362,524)
                                                   ---------  ---------  ---------  ---------  ---------  ----------
INCREASE (DECREASE) IN NET
 ASSETS...........................................  (177,298)   (33,460)  (420,152)   (83,488)  (475,856)   (345,329)
NET ASSETS AT BEGINNING OF
 PERIOD...........................................   535,531    568,991    675,797    759,285    738,883   1,084,212
                                                   ---------  ---------  ---------  ---------  ---------  ----------
NET ASSETS AT END OF PERIOD....................... $ 358,233  $ 535,531  $ 255,645  $ 675,797  $ 263,027  $  738,883
                                                   =========  =========  =========  =========  =========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of period......    52,309     65,732     59,133     71,783     71,158     105,850
       Units issued...............................    19,265      1,372        392      4,498      2,012       4,994
       Units redeemed.............................   (14,612)   (14,795)   (25,532)   (17,148)   (30,567)    (39,686)
                                                   ---------  ---------  ---------  ---------  ---------  ----------
    Units outstanding at end of period............    56,962     52,309     33,993     59,133     42,603      71,158
                                                   =========  =========  =========  =========  =========  ==========

--------
(m)Previously known as MFS Emerging Growth (Service Class)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          MFS Variable Insurance  MFS Variable Insurance   Morgan Stanley Variable
                                          Trust (Service Class)   Trust (Service Class)       Investment Series
                                              Sub-Account              Sub-Account               Sub-Account
                                          ---------------------  -----------------------  -------------------------
                                              MFS Research            MFS Utilities
                                            (Service Class)          (Service Class)          Aggressive Equity
                                          ---------------------  -----------------------  -------------------------
                                             2008       2007         2008        2007         2008          2007
                                          ---------   --------   -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (3,915)  $ (4,992)  $    (3,570) $  (14,699) $   (222,729) $  (393,588)
Net realized gains (losses)..............    38,190     22,768       339,933     251,477       588,395    2,001,915
Change in unrealized gains (losses)......  (160,313)    32,952    (1,053,569)    213,263   (10,603,671)   2,806,423
                                          ---------   --------   -----------  ----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................  (126,038)    50,728      (717,206)    450,041   (10,238,005)   4,414,750
                                          ---------   --------   -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................        --         --         1,200       6,200         4,612        3,223
Benefit payments.........................    (3,272)   (36,008)      (76,377)   (111,437)     (438,790)    (483,337)
Payments on termination..................  (147,921)   (24,502)     (132,825)    (74,658)   (2,848,664)  (6,879,110)
Contract maintenance charge..............      (122)      (105)         (180)       (166)      (12,852)     (15,530)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   (17,493)     2,381       (69,522)     89,825    (1,228,818)  (1,592,030)
Adjustment to net assets allocated to
 contract in payout period...............        --         --            --          --            --           --
                                          ---------   --------   -----------  ----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (168,808)   (58,234)     (277,704)    (90,236)   (4,524,512)  (8,966,784)
                                          ---------   --------   -----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (294,846)    (7,506)     (994,910)    359,805   (14,762,517)  (4,552,034)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   456,241    463,747     2,074,790   1,714,985    24,269,228   28,821,262
                                          ---------   --------   -----------  ----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 161,395   $456,241   $ 1,079,880  $2,074,790  $  9,506,711  $24,269,228
                                          =========   ========   ===========  ==========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    40,720     46,017        96,265     100,259     1,606,868    2,251,696
       Units issued......................       630      6,150           634      23,765        83,189      142,524
       Units redeemed....................   (18,499)   (11,447)      (17,164)    (27,759)     (433,664)    (787,352)
                                          ---------   --------   -----------  ----------  ------------  -----------
    Units outstanding at end of
     period..............................    22,851     40,720        79,735      96,265     1,256,393    1,606,868
                                          =========   ========   ===========  ==========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    Morgan Stanley Variable      Morgan Stanley Variable      Morgan Stanley Variable
                                       Investment Series            Investment Series            Investment Series
                                          Sub-Account                  Sub-Account                  Sub-Account
                                 ----------------------------  ---------------------------  --------------------------
                                        Dividend Growth         Capital Opportunities (n)       European Equity (o)
                                 ----------------------------  ---------------------------  --------------------------
                                      2008           2007           2008          2007          2008          2007
                                 -------------  -------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS
Net investment income
 (loss)......................... $  (2,343,502) $    (714,983) $  (2,672,522) $ (2,972,564) $  1,044,504  $    303,775
Net realized gains (losses).....     9,396,324     31,684,179     (3,945,458)    1,961,555    18,295,936    12,048,509
Change in unrealized gains
 (losses).......................  (119,866,802)   (17,627,307)  (127,134,589)   56,773,361   (65,197,374)    4,194,483
                                 -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net
 assets from operations.........  (112,813,980)    13,341,889   (133,752,569)   55,762,352   (45,856,934)   16,546,767
                                 -------------  -------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits........................       466,973        158,175        322,599        93,682       184,514        68,577
Benefit payments................    (8,398,380)   (15,126,717)    (6,205,548)   (9,663,610)   (2,089,573)   (3,609,227)
Payments on termination.........   (39,195,879)   (79,545,799)   (32,888,798)  (68,641,545)  (12,276,579)  (24,615,017)
Contract maintenance
 charge.........................      (156,420)      (194,143)      (137,950)     (162,984)      (46,311)      (56,106)
Transfers among the
 sub-accounts and with the
 Fixed Account--net.............   (11,788,567)   (14,496,842)    (8,894,241)  (15,009,676)   (4,590,739)   (1,878,160)
Adjustment to net assets
 allocated to contract in
 payout period..................            --             --             --            --            --            --
                                 -------------  -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net
 assets from contract
 transactions...................   (59,072,273)  (109,205,326)   (47,803,938)  (93,384,133)  (18,818,688)  (30,089,933)
                                 -------------  -------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS..................  (171,886,253)   (95,863,437)  (181,556,507)  (37,621,781)  (64,675,622)  (13,543,166)
NET ASSETS AT
 BEGINNING OF
 PERIOD.........................   343,677,242    439,540,679    314,112,622   351,734,403   117,876,939   131,420,105
                                 -------------  -------------  -------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD......................... $ 171,790,989  $ 343,677,242  $ 132,556,115  $314,112,622  $ 53,201,317  $117,876,939
                                 =============  =============  =============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of
     period.....................    10,694,718     13,870,277      7,900,565    10,129,991     3,139,709     3,921,327
       Units issued.............       162,568        711,025        150,350       544,305        59,399       305,118
       Units redeemed...........    (2,280,535)    (3,886,584)    (1,558,975)   (2,773,731)     (668,378)   (1,086,736)
                                 -------------  -------------  -------------  ------------  ------------  ------------
    Units outstanding at end
     of period..................     8,576,751     10,694,718      6,491,940     7,900,565     2,530,730     3,139,709
                                 =============  =============  =============  ============  ============  ============

--------
(n)Previously known as Equity
(o)Previously known as European Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                     Morgan Stanley Variable    Morgan Stanley Variable    Morgan Stanley Variable
                                        Investment Series          Investment Series          Investment Series
                                           Sub-Account                Sub-Account                Sub-Account
                                    ------------------------  --------------------------  ------------------------
                                             Global                 Global Dividend
                                            Advantage                   Growth                   High Yield
                                    ------------------------  --------------------------  ------------------------
                                        2008         2007         2008          2007          2008         2007
                                    -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $   (31,812) $   (85,763) $  1,369,904  $    717,665  $   178,508  $ 1,234,507
Net realized gains (losses)........      77,592    1,228,588    16,721,475    25,605,213   (2,777,353)  (3,977,103)
Change in unrealized gains
 (losses)..........................  (5,285,454)     989,819   (64,782,183)  (17,790,510)  (1,680,026)   3,426,054
                                    -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from operations...................  (5,239,674)   2,132,644   (46,690,804)    8,532,368   (4,278,871)     683,458
                                    -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................         853        1,854       159,545        85,652       93,150        6,006
Benefit payments...................    (409,603)    (735,163)   (2,563,842)   (4,266,379)    (567,737)  (1,184,492)
Payments on termination............  (1,359,663)  (3,726,068)  (14,257,102)  (29,587,176)  (2,118,485)  (4,332,205)
Contract maintenance charge........      (6,690)      (7,836)      (50,210)      (62,767)     (12,501)     (15,000)
Transfers among the
 sub-accounts and with the
 Fixed Account--net................    (485,681)     (51,279)   (5,352,290)   (2,621,915)  (1,140,120)  (1,063,505)
Adjustment to net assets
 allocated to contract in
 payout period.....................          --           --            --            --           --           --
                                    -----------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions........  (2,260,784)  (4,518,492)  (22,063,899)  (36,452,585)  (3,745,693)  (6,589,196)
                                    -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS........................  (7,500,458)  (2,385,848)  (68,754,703)  (27,920,217)  (8,024,564)  (5,905,738)
NET ASSETS AT
 BEGINNING OF
 PERIOD............................  13,341,938   15,727,786   126,523,044   154,443,261   20,550,619   26,456,357
                                    -----------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................ $ 5,841,480  $13,341,938  $ 57,768,341  $126,523,044  $12,526,055  $20,550,619
                                    ===========  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........   1,141,217    1,555,728     5,010,989     6,386,812    1,684,696    2,214,697
       Units issued................      24,577      168,485       102,445       401,029       56,907      195,674
       Units redeemed..............    (262,356)    (582,996)   (1,176,305)   (1,776,852)    (389,637)    (725,675)
                                    -----------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period........................     903,438    1,141,217     3,937,129     5,010,989    1,351,966    1,684,696
                                    ===========  ===========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Morgan Stanley Variable     Morgan Stanley Variable    Morgan Stanley Variable
                                              Investment Series           Investment Series          Investment Series
                                                 Sub-Account                 Sub-Account                Sub-Account
                                          -------------------------  --------------------------  ------------------------
                                                Income Builder             Income Plus (p)           Limited Duration
                                          -------------------------  --------------------------  ------------------------
                                              2008          2007         2008          2007          2008         2007
                                          ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (129,407) $   388,395  $    710,382  $  6,163,966  $    91,574  $ 1,067,062
Net realized gains (losses)..............    2,767,352    3,195,823    (2,303,706)     (164,034)  (1,473,786)    (467,420)
Change in unrealized gains (losses)......   (8,837,682)  (2,917,413)  (11,825,608)      897,473   (2,284,250)    (132,995)
                                          ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................   (6,199,737)     666,805   (13,418,932)    6,897,405   (3,666,462)     466,647
                                          ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      105,840       14,838       674,863        51,207       56,590       19,354
Benefit payments.........................     (697,573)    (561,291)   (5,360,948)   (7,086,265)    (666,676)    (957,344)
Payments on termination..................   (3,806,659)  (6,791,108)  (21,391,270)  (30,961,784)  (4,156,580)  (8,064,661)
Contract maintenance charge..............      (10,265)     (12,483)      (53,589)      (58,999)      (9,960)     (11,872)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (556,551)      92,145    (3,793,381)    5,391,772     (956,826)     933,105
Adjustment to net assets allocated to
 contract in payout period...............           --           --            --            --           --           --
                                          ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (4,965,208)  (7,257,899)  (29,924,325)  (32,664,069)  (5,733,452)  (8,081,418)
                                          ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (11,164,945)  (6,591,094)  (43,343,257)  (25,766,664)  (9,399,914)  (7,614,771)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   26,172,805   32,763,899   145,176,554   170,943,218   24,656,382   32,271,153
                                          ------------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 15,007,860  $26,172,805  $101,833,297  $145,176,554  $15,256,468  $24,656,382
                                          ============  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    1,483,229    1,892,946     6,145,996     7,369,620    2,071,423    2,750,259
       Units issued......................      100,779      146,040       326,894       986,769      253,578      354,237
       Units redeemed....................     (406,700)    (555,757)   (1,662,906)   (2,210,393)    (796,276)  (1,033,073)
                                          ------------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period..............................    1,177,308    1,483,229     4,809,984     6,145,996    1,528,725    2,071,423
                                          ============  ===========  ============  ============  ===========  ===========

--------
(p)Previously known as Quality Income Plus

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Morgan Stanley Variable     Morgan Stanley Variable     Morgan Stanley Variable
                                            Investment Series           Investment Series           Investment Series
                                               Sub-Account                 Sub-Account                 Sub-Account
                                       --------------------------  --------------------------  --------------------------
                                              Money Market                S&P 500 Index                Strategist
                                       --------------------------  --------------------------  --------------------------
                                           2008          2007          2008          2007          2008          2007
                                       ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  1,074,408  $  3,864,808  $    456,240  $    212,570  $ (1,036,094) $  2,986,996
Net realized gains (losses)...........           --            --       674,365     5,228,472    11,719,819    28,981,564
Change in unrealized gains
 (losses).............................           --            --   (21,459,640)   (2,463,055)  (56,472,529)  (16,031,151)
                                       ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations......................    1,074,408     3,864,808   (20,329,035)    2,977,987   (45,788,804)   15,937,409
                                       ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      430,900        65,543       121,800        24,168       686,200       129,464
Benefit payments......................   (6,088,040)   (9,381,998)   (1,364,677)   (2,211,458)   (5,837,874)   (8,079,336)
Payments on termination...............  (35,831,243)  (53,136,743)   (6,864,121)  (16,276,013)  (23,567,705)  (41,007,189)
Contract maintenance charge...........      (48,742)      (48,797)      (27,752)      (34,443)      (74,741)      (84,944)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   44,159,101    38,010,614    (1,347,207)   (1,733,571)   (3,721,509)   (4,308,487)
Adjustment to net assets allocated to
 contract in payout period............           --            --            --            --            --            --
                                       ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions...........    2,621,976   (24,491,381)   (9,481,957)  (20,231,317)  (32,515,629)  (53,350,492)
                                       ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS...........................    3,696,384   (20,626,573)  (29,810,992)  (17,253,330)  (78,304,433)  (37,413,083)
NET ASSETS AT BEGINNING
 OF PERIOD............................  103,652,610   124,279,183    60,706,791    77,960,121   204,331,069   241,744,152
                                       ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $107,348,994  $103,652,610  $ 30,895,799  $ 60,706,791  $126,026,636  $204,331,069
                                       ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    6,893,124     8,633,808     4,836,473     6,425,180     6,555,902     8,247,845
       Units issued...................    3,968,898     5,564,392       417,336       558,538       264,379       537,819
       Units redeemed.................   (3,716,958)   (7,305,076)   (1,277,323)   (2,147,245)   (1,413,809)   (2,229,762)
                                       ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period...........................    7,145,064     6,893,124     3,976,486     4,836,473     5,406,472     6,555,902
                                       ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                     Morgan Stanley Variable     Morgan Stanley Variable
                                          Morgan Stanley Variable       Investment Series           Investment Series
                                             Investment Series           (Class Y Shares)           (Class Y Shares)
                                                Sub-Account                Sub-Account                 Sub-Account
                                        --------------------------  -------------------------  --------------------------
                                                                        Aggressive Equity            Dividend Growth
                                                 Utilities               (Class Y Shares)           (Class Y Shares)
                                        --------------------------  -------------------------  --------------------------
                                            2008          2007          2008          2007         2008          2007
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $   (722,592) $    594,663  $   (357,986) $  (515,166) $ (1,090,496) $   (919,308)
Net realized gains (losses)............   17,787,205    20,614,867     1,357,108    3,007,948     1,344,114     6,288,953
Change in unrealized gains
 (losses)..............................  (54,762,839)    1,359,484   (13,183,905)   2,238,906   (36,801,617)   (2,220,495)
                                        ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations............................  (37,698,226)   22,569,014   (12,184,783)   4,731,688   (36,547,999)    3,149,150
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................       87,228        59,555        45,550       53,639       126,592       584,596
Benefit payments.......................   (3,405,529)   (4,038,711)     (334,962)    (526,047)   (2,028,307)   (2,202,152)
Payments on termination................  (14,174,451)  (25,753,928)   (3,378,363)  (5,179,925)  (11,055,161)  (15,832,046)
Contract maintenance charge............      (46,321)      (52,825)      (24,671)     (28,737)     (118,801)     (145,724)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   (2,886,370)   (1,668,265)     (736,187)  (1,443,408)   (4,144,807)   (5,460,633)
Adjustment to net assets allocated to
 contract in payout period.............           --            --            --           --            --            --
                                        ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................  (20,425,443)  (31,454,174)   (4,428,633)  (7,124,478)  (17,220,484)  (23,055,959)
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS............................  (58,123,669)   (8,885,160)  (16,613,416)  (2,392,790)  (53,768,483)  (19,906,809)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  123,301,306   132,186,466    28,037,294   30,430,084   109,175,403   129,082,212
                                        ------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $ 65,177,637  $123,301,306  $ 11,423,878  $28,037,294  $ 55,406,920  $109,175,403
                                        ============  ============  ============  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    4,164,895     5,184,390     2,334,631    2,987,465     8,451,886    10,200,997
       Units issued....................      156,405       338,157       111,612      271,204       236,343       517,411
       Units redeemed..................     (951,839)   (1,357,652)     (576,124)    (924,038)   (1,833,107)   (2,266,522)
                                        ------------  ------------  ------------  -----------  ------------  ------------
    Units outstanding at end of
     period............................    3,369,461     4,164,895     1,870,119    2,334,631     6,855,122     8,451,886
                                        ============  ============  ============  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Morgan Stanley Variable     Morgan Stanley Variable    Morgan Stanley Variable
                                             Investment Series           Investment Series          Investment Series
                                             (Class Y Shares)            (Class Y Shares)           (Class Y Shares)
                                                Sub-Account                 Sub-Account                Sub-Account
                                        --------------------------  --------------------------  ------------------------
                                           Capital Opportunities          European Equity           Global Advantage
                                           (Class Y Shares) (q)        (Class Y Shares) (r)         (Class Y Shares)
                                        --------------------------  --------------------------  ------------------------
                                            2008          2007          2008          2007          2008         2007
                                        ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $ (1,172,756) $ (1,749,882) $    143,650  $   (133,528) $   (69,475) $  (113,839)
Net realized gains (losses)............    2,887,789     6,909,177     6,332,959     4,606,744      294,096      724,951
Change in unrealized gains
 (losses)..............................  (45,803,300)   12,232,408   (21,660,306)      938,815   (4,248,365)     808,110
                                        ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations............................  (44,088,267)   17,391,703   (15,183,697)    5,412,031   (4,023,744)   1,419,222
                                        ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................      126,134       252,476        25,754        73,517       25,058       24,052
Benefit payments.......................   (2,099,092)   (1,785,218)     (450,979)     (584,624)    (151,497)    (107,850)
Payments on termination................  (11,616,007)  (15,870,128)   (4,372,071)   (7,717,201)  (1,384,047)  (1,494,283)
Contract maintenance charge............     (167,375)     (192,522)      (40,264)      (51,341)     (10,781)     (13,101)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   (1,372,030)   (6,714,618)   (2,192,066)   (2,063,633)     (38,471)    (361,549)
Adjustment to net assets allocated to
 contract in payout period.............           --            --            --            --           --           --
                                        ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions.................  (15,128,370)  (24,310,010)   (7,029,626)  (10,343,282)  (1,559,738)  (1,952,731)
                                        ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS............................  (59,216,637)   (6,918,307)  (22,213,323)   (4,931,251)  (5,583,482)    (533,509)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  103,270,648   110,188,955    39,508,022    44,439,273   10,007,415   10,540,924
                                        ------------  ------------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................ $ 44,054,011  $103,270,648  $ 17,294,699  $ 39,508,022  $ 4,423,933  $10,007,415
                                        ============  ============  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    8,548,169    10,777,314     2,706,028     3,484,750      857,479    1,036,417
       Units issued....................      657,255       573,399        85,113       244,263       68,696       79,413
       Units redeemed..................   (2,252,327)   (2,802,544)     (695,209)   (1,022,985)    (237,869)    (258,351)
                                        ------------  ------------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period............................    6,953,097     8,548,169     2,095,932     2,706,028      688,306      857,479
                                        ============  ============  ============  ============  ===========  ===========

--------
(q)Previously known as Equity (Class Y Shares)
(r)Previously known as European Growth (Class Y Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Morgan Stanley Variable    Morgan Stanley Variable    Morgan Stanley Variable
                                            Investment Series          Investment Series          Investment Series
                                            (Class Y Shares)           (Class Y Shares)           (Class Y Shares)
                                               Sub-Account                Sub-Account                Sub-Account
                                       --------------------------  ------------------------  --------------------------
                                             Global Dividend              High Yield               Income Builder
                                         Growth (Class Y Shares)       (Class Y Shares)           (Class Y Shares)
                                       --------------------------  ------------------------  --------------------------
                                           2008          2007          2008         2007         2008          2007
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $    385,669  $    (22,578) $   122,845  $ 1,197,385  $   (230,775) $    297,646
Net realized gains (losses)...........    8,579,299    11,838,868     (917,292)    (173,930)    2,997,498     4,858,832
Change in unrealized gains
 (losses).............................  (32,212,590)   (8,195,036)  (3,741,513)    (427,050)   (9,926,937)   (4,445,253)
                                       ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets
 from operations......................  (23,247,622)    3,621,254   (4,535,960)     596,405    (7,160,214)      711,225
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................       65,548       376,614       20,853       22,539        10,416        22,249
Benefit payments......................     (631,873)   (2,103,029)    (266,430)    (531,723)     (429,327)     (766,382)
Payments on termination...............   (7,537,490)   (7,967,742)  (3,568,909)  (4,802,938)   (7,482,608)   (7,930,293)
Contract maintenance charge...........      (83,754)     (103,444)     (45,730)     (55,345)      (25,673)      (30,339)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   (3,440,159)   (3,218,264)  (1,502,550)  (1,264,245)   (3,468,512)   (2,333,399)
Adjustment to net assets allocated to
 contract in payout period............           --            --           --           --            --            --
                                       ------------  ------------  -----------  -----------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions...........  (11,627,728)  (13,015,865)  (5,362,766)  (6,631,712)  (11,395,704)  (11,038,164)
                                       ------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (34,875,350)   (9,394,611)  (9,898,726)  (6,035,307)  (18,555,918)  (10,326,939)
NET ASSETS AT BEGINNING
 OF PERIOD............................   63,371,980    72,766,591   22,673,134   28,708,441    33,013,906    43,340,845
                                       ------------  ------------  -----------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $ 28,496,630  $ 63,371,980  $12,774,408  $22,673,134  $ 14,457,988  $ 33,013,906
                                       ============  ============  ===========  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    3,861,469     4,671,366    2,582,417    3,372,288     2,329,610     3,085,543
       Units issued...................      175,694       458,241       75,177      205,886       196,478       183,953
       Units redeemed.................   (1,058,520)   (1,268,138)    (753,687)    (995,757)   (1,111,572)     (939,886)
                                       ------------  ------------  -----------  -----------  ------------  ------------
    Units outstanding at end of
     period...........................    2,978,643     3,861,469    1,903,907    2,582,417     1,414,516     2,329,610
                                       ============  ============  ===========  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                      Morgan Stanley Variable     Morgan Stanley Variable     Morgan Stanley Variable
                                         Investment Series           Investment Series           Investment Series
                                         (Class Y Shares)            (Class Y Shares)            (Class Y Shares)
                                            Sub-Account                 Sub-Account                 Sub-Account
                                    --------------------------  --------------------------  --------------------------
                                            Income Plus              Limited Duration              Money Market
                                       (Class Y Shares) (s)          (Class Y Shares)            (Class Y Shares)
                                    --------------------------  --------------------------  --------------------------
                                        2008          2007          2008          2007          2008          2007
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $    344,545  $  6,736,001  $     57,158  $  3,388,076  $    484,906  $  2,866,133
Net realized gains (losses)........   (3,310,704)     (105,580)   (5,001,154)   (1,120,866)           --            --
Change in unrealized gains
 (losses)..........................  (15,792,304)    1,027,836   (10,074,222)   (1,107,504)           --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations...................  (18,758,463)    7,658,257   (15,018,218)    1,159,706       484,906     2,866,133
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................      183,851       786,438       120,391       119,727       827,259       262,900
Benefit payments...................   (3,486,964)   (4,315,989)   (1,536,341)   (2,173,442)   (5,160,864)   (4,480,967)
Payments on termination............  (22,327,012)  (23,117,489)  (14,683,995)  (14,494,922)  (49,307,561)  (42,489,587)
Contract maintenance charge........     (407,136)     (416,869)     (158,180)     (173,213)     (322,518)     (279,819)
Transfers among the sub-accounts
 and with the Fixed Account--
 net...............................  (14,279,500)    5,856,143    (5,037,888)    2,831,270    64,508,756    42,901,538
Adjustment to net assets allocated
 to contract in payout period......           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions........  (40,316,761)  (21,207,766)  (21,296,013)  (13,890,580)   10,545,072    (4,085,935)
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS........................  (59,075,224)  (13,549,509)  (36,314,231)  (12,730,874)   11,029,978    (1,219,802)
NET ASSETS AT BEGINNING
 OF PERIOD.........................  191,480,194   205,029,703    97,623,776   110,354,650    97,838,003    99,057,805
                                    ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................ $132,404,970  $191,480,194  $ 61,309,545  $ 97,623,776  $108,867,981  $ 97,838,003
                                    ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........   15,284,325    16,995,769     9,079,466    10,388,311     9,271,121     9,657,515
       Units issued................    1,152,667     1,963,354       784,581     1,173,329     9,051,854    10,643,759
       Units redeemed..............   (4,668,386)   (3,674,798)   (3,007,757)   (2,482,174)   (8,054,778)  (11,030,153)
                                    ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period........................   11,768,606    15,284,325     6,856,290     9,079,466    10,268,197     9,271,121
                                    ============  ============  ============  ============  ============  ============

--------
(s)Previously known as Quality Income Plus (Class Y Shares)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Morgan Stanley Variable     Morgan Stanley Variable    Morgan Stanley Variable
                                             Investment Series           Investment Series          Investment Series
                                             (Class Y Shares)            (Class Y Shares)            (Class Y Shares)
                                                Sub-Account                 Sub-Account                Sub-Account
                                        --------------------------  --------------------------  -------------------------
                                               S&P 500 Index                Strategist                  Utilities
                                             (Class Y Shares)            (Class Y Shares)            (Class Y Shares)
                                        --------------------------  --------------------------  -------------------------
                                            2008          2007          2008          2007          2008          2007
                                        ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $    436,226  $   (266,810) $   (723,010) $    699,967  $   (264,806) $   (35,255)
Net realized gains (losses)............    2,365,077     8,764,840     4,302,708    12,012,148     4,298,696    5,503,598
Change in unrealized gains
 (losses)..............................  (50,385,982)   (2,985,194)  (23,089,046)   (6,661,222)  (13,515,252)     (55,600)
                                        ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 operations............................  (47,584,679)    5,512,836   (19,509,348)    6,050,893    (9,481,362)   5,412,743
                                        ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................      208,286       451,546        99,226       319,518        80,744       36,854
Benefit payments.......................   (3,030,038)   (2,380,578)   (2,003,737)   (2,846,841)     (940,443)    (917,992)
Payments on termination................  (15,289,856)  (20,361,108)  (11,203,240)  (13,932,444)   (4,265,534)  (6,270,041)
Contract maintenance charge............     (251,321)     (286,500)     (106,494)     (109,815)      (23,894)     (26,524)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................     (998,656)   (5,689,217)   (1,713,743)   (2,551,772)     (220,793)    (721,150)
Adjustment to net assets allocated to
 contract in payout period.............           --            --            --            --            --           --
                                        ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions.................  (19,361,585)  (28,265,857)  (14,927,988)  (19,121,354)   (5,369,920)  (7,898,853)
                                        ------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS............................  (66,946,264)  (22,753,021)  (34,437,336)  (13,070,461)  (14,851,282)  (2,486,110)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  138,928,002   161,681,023    85,755,304    98,825,765    30,831,101   33,317,211
                                        ------------  ------------  ------------  ------------  ------------  -----------
NET ASSETS AT END OF
 PERIOD................................ $ 71,981,738  $138,928,002  $ 51,317,968  $ 85,755,304  $ 15,979,819  $30,831,101
                                        ============  ============  ============  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................   11,519,410    13,990,628     6,083,134     7,496,756     2,332,514    2,977,004
       Units issued....................      675,216       824,445       452,752       553,462       189,587      313,996
       Units redeemed..................   (2,684,196)   (3,295,663)   (1,675,186)   (1,967,084)     (688,574)    (958,486)
                                        ------------  ------------  ------------  ------------  ------------  -----------
    Units outstanding at end of
     period............................    9,510,430    11,519,410     4,860,700     6,083,134     1,833,527    2,332,514
                                        ============  ============  ============  ============  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                   Neuberger & Berman  Neuberger & Berman
                                                   Advisors Management Advisors Management        Oppenheimer
                                                         Trust                Trust         Variable Account Funds
                                                      Sub-Account          Sub-Account            Sub-Account
                                                   ------------------  ------------------  ------------------------
                                                      AMT Mid-Cap                                 Oppenheimer
                                                        Growth            AMT Partners             Balanced
                                                   ------------------  ------------------  ------------------------
                                                     2008      2007      2008      2007        2008         2007
                                                   -------   -------   --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)...................... $   (46)  $  (110)  $   (830) $ (1,360) $    76,695  $    84,368
Net realized gains (losses).......................      --        62      9,629    18,889     (124,290)     822,559
Change in unrealized gains (losses)...............    (941)    1,359    (48,884)   (6,998)  (1,827,635)    (712,340)
                                                   -------   -------   --------  --------  -----------  -----------
Increase (decrease) in net assets from operations.    (987)    1,311    (40,085)   10,531   (1,875,230)     194,587
                                                   -------   -------   --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits..........................................      --        --         --        --        3,410       25,498
Benefit payments..................................      --    (1,837)   (11,504)       --     (391,730)     (36,480)
Payments on termination...........................  (5,290)       --    (36,793)  (33,709)  (1,474,805)  (1,878,446)
Contract maintenance charge.......................      (7)       (7)       (40)      (32)      (1,480)      (1,852)
Transfers among the sub-accounts and with the
 Fixed Account--net...............................      (1)       --       (584)    1,696     (333,982)    (461,660)
Adjustment to net assets allocated to contract in
 payout period....................................      --        --         --        --           --           --
                                                   -------   -------   --------  --------  -----------  -----------
Increase (decrease) in net assets from contract
 transactions.....................................  (5,298)   (1,844)   (48,921)  (32,045)  (2,198,587)  (2,352,940)
                                                   -------   -------   --------  --------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS.................  (6,285)     (533)   (89,006)  (21,514)  (4,073,817)  (2,158,353)
NET ASSETS AT BEGINNING OF PERIOD.................   6,285     6,818    120,187   141,701    5,958,145    8,116,498
                                                   -------   -------   --------  --------  -----------  -----------
NET ASSETS AT END OF PERIOD....................... $    --   $ 6,285   $ 31,181  $120,187  $ 1,884,328  $ 5,958,145
                                                   =======   =======   ========  ========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period......     331       432      7,253     9,201      418,260      582,617
       Units issued...............................      --       196          6       251       30,330       22,731
       Units redeemed.............................    (331)     (297)    (3,243)   (2,199)    (211,411)    (187,088)
                                                   -------   -------   --------  --------  -----------  -----------
    Units outstanding at end of period............      --       331      4,016     7,253      237,179      418,260
                                                   =======   =======   ========  ========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Oppenheimer              Oppenheimer               Oppenheimer
                                        Variable Account Funds    Variable Account Funds   Variable Account Funds
                                              Sub-Account              Sub-Account               Sub-Account
                                       ------------------------  -----------------------  ------------------------
                                              Oppenheimer                                        Oppenheimer
                                                Capital                Oppenheimer                 Global
                                             Appreciation               Core Bond                Securities
                                       ------------------------  -----------------------  ------------------------
                                           2008         2007         2008        2007         2008         2007
                                       -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  (100,080) $  (136,308) $   119,148  $  154,822  $    25,966  $     2,046
Net realized gains (losses)...........      53,558      561,461     (194,775)     (3,506)     744,334    1,255,328
Change in unrealized gains
 (losses).............................  (4,400,287)   1,006,009   (1,265,389)    (32,057)  (4,733,021)    (647,266)
                                       -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
 from operations......................  (4,446,809)   1,431,162   (1,341,016)    119,259   (3,962,721)     610,108
                                       -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      80,621      127,221       26,912      35,931       88,254      144,922
Benefit payments......................     (67,681)    (244,600)     (61,978)     (8,318)    (128,196)     (78,122)
Payments on termination...............  (1,926,890)  (2,048,692)    (719,545)   (296,776)  (2,031,231)  (1,720,502)
Contract maintenance charge...........      (6,175)      (7,241)      (1,757)     (1,922)      (5,257)      (6,331)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    (284,267)    (611,984)      39,273     (29,455)    (635,996)     451,825
Adjustment to net assets allocated to
 contract in payout period............          --           --           --          --           --           --
                                       -----------  -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions...........  (2,204,392)  (2,785,296)    (717,095)   (300,540)  (2,712,426)  (1,208,208)
                                       -----------  -----------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (6,651,201)  (1,354,134)  (2,058,111)   (181,281)  (6,675,147)    (598,100)
NET ASSETS AT BEGINNING
 OF PERIOD............................  11,166,153   12,520,287    3,907,560   4,088,841   11,553,325   12,151,425
                                       -----------  -----------  -----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 4,514,952  $11,166,153  $ 1,849,449  $3,907,560  $ 4,878,178  $11,553,325
                                       ===========  ===========  ===========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................     919,161    1,170,736      273,549     294,833      578,476      635,242
       Units issued...................     106,838       80,995       56,899       9,616       46,622       87,170
       Units redeemed.................    (332,971)    (332,570)    (115,169)    (30,900)    (210,248)    (143,936)
                                       -----------  -----------  -----------  ----------  -----------  -----------
    Units outstanding at end of
     period...........................     693,028      919,161      215,279     273,549      414,850      578,476
                                       ===========  ===========  ===========  ==========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                Oppenheimer               Oppenheimer              Oppenheimer
                                           Variable Account Funds   Variable Account Funds    Variable Account Funds
                                                Sub-Account               Sub-Account              Sub-Account
                                          -----------------------  ------------------------  -----------------------
                                                                                                   Oppenheimer
                                                Oppenheimer               Oppenheimer              Main Street
                                                High Income               Main Street             Small Cap (t)
                                          -----------------------  ------------------------  -----------------------
                                              2008        2007         2008         2007         2008        2007
                                          -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $    81,414  $  110,423  $     9,438  $   (26,406) $   (21,847) $  (44,194)
Net realized gains (losses)..............    (171,392)     (2,942)     324,473      540,449      311,076     446,972
Change in unrealized gains (losses)......  (1,090,604)   (129,578)  (2,330,029)    (258,165)  (1,569,204)   (480,753)
                                          -----------  ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 operations..............................  (1,180,582)    (22,097)  (1,996,118)     255,878   (1,279,975)    (77,975)
                                          -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       6,946      10,381        3,840       21,842       31,521      64,387
Benefit payments.........................     (13,901)    (16,222)    (108,198)     (94,324)        (496)     (8,127)
Payments on termination..................    (241,958)   (138,766)  (1,160,123)  (2,101,944)    (752,298)   (424,317)
Contract maintenance charge..............        (713)       (891)      (2,286)      (3,044)      (3,002)     (3,641)
Transfers among the sub-accounts and
 with the Fixed Account--net.............      13,987       2,844     (424,399)    (178,121)    (224,025)   (296,390)
Adjustment to net assets allocated to
 contract in payout period...............          --          --           --           --           --          --
                                          -----------  ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................    (235,639)   (142,654)  (1,691,166)  (2,355,591)    (948,300)   (668,088)
                                          -----------  ----------  -----------  -----------  -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,416,221)   (164,751)  (3,687,284)  (2,099,713)  (2,228,275)   (746,063)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   1,743,237   1,907,988    6,185,794    8,285,507    3,969,763   4,715,826
                                          -----------  ----------  -----------  -----------  -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $   327,016  $1,743,237  $ 2,498,510  $ 6,185,794  $ 1,741,488  $3,969,763
                                          ===========  ==========  ===========  ===========  ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     133,070     143,557      541,717      750,565      188,550     218,450
       Units issued......................      44,297       5,903       19,727       23,220       24,288      10,110
       Units redeemed....................     (58,599)    (16,390)    (199,492)    (232,068)     (78,097)    (40,010)
                                          -----------  ----------  -----------  -----------  -----------  ----------
    Units outstanding at end of
     period..............................     118,768     133,070      361,952      541,717      134,741     188,550
                                          ===========  ==========  ===========  ===========  ===========  ==========

--------
(t)Previously known as Oppenheimer Main Street Small Cap Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                    Oppenheimer
                                                Oppenheimer               Oppenheimer          Variable Account Funds
                                           Variable Account Funds   Variable Account Funds    (Service Shares ("SS"))
                                                Sub-Account               Sub-Account               Sub-Account
                                          -----------------------  ------------------------  -------------------------
                                                Oppenheimer               Oppenheimer               Oppenheimer
                                                MidCap Fund             Strategic Bond             Balanced (SS)
                                          -----------------------  ------------------------  -------------------------
                                              2008        2007         2008         2007         2008          2007
                                          -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (18,481) $  (33,706) $   240,237  $   142,077  $    329,218  $   315,857
Net realized gains (losses)..............     (28,007)        645      179,644      192,203      (179,572)   3,808,906
Change in unrealized gains (losses)......    (687,041)    148,582   (1,239,638)     178,334   (15,311,712)  (3,299,259)
                                          -----------  ----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................    (733,529)    115,521     (819,757)     512,614   (15,162,066)     825,504
                                          -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       2,583       3,352        4,970       26,120       118,581      807,298
Benefit payments.........................      (6,703)    (22,051)    (240,111)     (51,989)     (619,744)    (421,716)
Payments on termination..................    (445,374)   (462,282)  (1,138,253)  (1,622,296)   (3,570,830)  (4,102,444)
Contract maintenance charge..............        (583)       (802)      (1,390)      (1,527)     (113,918)    (129,454)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (105,787)   (184,018)    (431,945)   1,290,522    (2,887,717)      77,585
Adjustment to net assets allocated to
 contract in payout period...............          --          --           --           --            --           --
                                          -----------  ----------  -----------  -----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................    (555,864)   (665,801)  (1,806,729)    (359,170)   (7,073,628)  (3,768,731)
                                          -----------  ----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (1,289,393)   (550,280)  (2,626,486)     153,444   (22,235,694)  (2,943,227)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   1,930,781   2,481,061    6,438,426    6,284,982    39,597,630   42,540,857
                                          -----------  ----------  -----------  -----------  ------------  -----------
NET ASSETS AT END OF PERIOD.............. $   641,388  $1,930,781  $ 3,811,940  $ 6,438,426  $ 17,361,936  $39,597,630
                                          ===========  ==========  ===========  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     207,623     289,697      405,319      426,219     2,462,392    2,694,373
       Units issued......................       6,150      11,155       83,988      132,635       352,906      245,052
       Units redeemed....................     (77,767)    (93,229)    (205,453)    (153,535)     (871,203)    (477,033)
                                          -----------  ----------  -----------  -----------  ------------  -----------
    Units outstanding at end of period...     136,006     207,623      283,854      405,319     1,944,095    2,462,392
                                          ===========  ==========  ===========  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 Oppenheimer                Oppenheimer                Oppenheimer
                                            Variable Account Funds     Variable Account Funds     Variable Account Funds
                                           (Service Shares ("SS"))    (Service Shares ("SS"))    (Service Shares ("SS"))
                                                 Sub-Account                Sub-Account                Sub-Account
                                          -------------------------  -------------------------  -------------------------
                                                 Oppenheimer                                           Oppenheimer
                                                   Capital                  Oppenheimer                   Global
                                              Appreciation (SS)            Core Bond (SS)            Securities (SS)
                                          -------------------------  -------------------------  -------------------------
                                              2008          2007         2008          2007         2008          2007
                                          ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (986,559) $(1,314,718) $  1,495,917  $ 1,187,088  $    (80,230) $  (208,133)
Net realized gains (losses)..............       16,725    3,051,850    (1,679,428)      16,138     1,642,186    4,705,312
Change in unrealized gains (losses)......  (33,884,527)   7,655,208   (20,831,196)       5,061   (18,182,167)  (2,584,644)
                                          ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................  (34,854,361)   9,392,340   (21,014,707)   1,208,287   (16,620,211)   1,912,535
                                          ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      591,699    2,980,203       446,025   14,591,449       269,102    1,683,812
Benefit payments.........................     (849,868)  (1,467,092)   (1,526,082)    (929,821)     (658,112)    (698,413)
Payments on termination..................   (6,798,604)  (6,966,552)   (4,435,917)  (2,654,664)   (3,397,380)  (4,309,268)
Contract maintenance charge..............     (229,546)    (254,761)     (207,896)    (131,269)      (91,094)    (112,155)
Transfers among the sub-accounts and
 with the Fixed Account - net............     (436,275)  (2,095,152)    3,324,258   11,764,725    (3,367,129)   2,011,306
Adjustment to net assets allocated to
 contract in payout period...............           --           --            --           --            --           --
                                          ------------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................   (7,722,594)  (7,803,354)   (2,399,612)  22,640,420    (7,244,613)  (1,424,718)
                                          ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (42,576,955)   1,588,986   (23,414,319)  23,848,707   (23,864,824)     487,817
NET ASSETS AT BEGINNING OF
 PERIOD..................................   80,889,689   79,300,703    56,223,013   32,374,306    44,655,895   44,168,078
                                          ------------  -----------  ------------  -----------  ------------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 38,312,734  $80,889,689  $ 32,808,694  $56,223,013  $ 20,791,071  $44,655,895
                                          ============  ===========  ============  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    5,117,365    5,620,805     5,213,991    3,076,290     1,975,479    2,040,446
       Units issued......................    1,013,581      794,632     2,181,709    2,993,517       263,963      621,776
       Units redeemed....................   (1,600,754)  (1,298,072)   (2,324,367)    (855,816)     (674,334)    (686,743)
                                          ------------  -----------  ------------  -----------  ------------  -----------
    Units outstanding at end of
     period..............................    4,530,192    5,117,365     5,071,333    5,213,991     1,565,108    1,975,479
                                          ============  ===========  ============  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              Oppenheimer                 Oppenheimer                Oppenheimer
                                         Variable Account Funds     Variable Account Funds      Variable Account Funds
                                        (Service Shares ("SS"))     (Service Shares ("SS"))    (Service Shares ("SS"))
                                              Sub-Account                 Sub-Account                Sub-Account
                                       -------------------------  --------------------------  -------------------------
                                                                                                     Oppenheimer
                                              Oppenheimer                 Oppenheimer                Main Street
                                            High Income (SS)           Main Street (SS)           Small Cap (SS) (u)
                                       -------------------------  --------------------------  -------------------------
                                           2008          2007         2008          2007          2008          2007
                                       ------------  -----------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  1,576,831  $ 2,136,432  $   (280,308) $   (927,991) $   (489,715) $  (795,629)
Net realized gains (losses)...........   (2,635,460)     (71,035)    4,945,288     4,678,520     1,741,274    4,295,191
Change in unrealized gains
 (losses).............................  (25,237,720)  (2,816,151)  (46,211,775)     (432,171)  (18,019,807)  (4,868,815)
                                       ------------  -----------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets
 from operations......................  (26,296,349)    (750,754)  (41,546,795)    3,318,358   (16,768,248)  (1,369,253)
                                       ------------  -----------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      144,635    1,850,927       520,210     6,993,454       258,708    2,175,993
Benefit payments......................     (474,767)    (650,045)   (1,626,874)   (1,604,506)     (668,470)  (1,008,328)
Payments on termination...............   (3,958,558)  (4,933,368)   (9,093,240)  (10,982,662)   (3,904,682)  (4,573,513)
Contract maintenance charge...........     (110,697)    (137,464)     (352,916)     (388,903)     (156,929)    (187,611)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    6,122,926      972,934       131,626    (1,111,461)   (2,447,865)  (1,742,459)
Adjustment to net assets allocated
 to contract in payout period.........           --           --            --            --            --           --
                                       ------------  -----------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets
 from contract transactions...........    1,723,539   (2,897,016)  (10,421,194)   (7,094,078)   (6,919,238)  (5,335,918)
                                       ------------  -----------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (24,572,810)  (3,647,770)  (51,967,989)   (3,775,720)  (23,687,486)  (6,705,171)
NET ASSETS AT BEGINNING
 OF PERIOD............................   37,113,479   40,761,249   113,261,706   117,037,426    48,609,506   55,314,677
                                       ------------  -----------  ------------  ------------  ------------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 12,540,669  $37,113,479  $ 61,293,717  $113,261,706  $ 24,922,020  $48,609,506
                                       ============  ===========  ============  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    2,525,760    2,718,511     6,913,064     7,324,466     2,385,682    2,635,661
       Units issued...................    2,950,987      392,551     1,026,963     1,116,116       338,004      442,526
       Units redeemed.................   (1,436,015)    (585,302)   (1,745,436)   (1,527,518)     (719,706)    (692,505)
                                       ------------  -----------  ------------  ------------  ------------  -----------
    Units outstanding at end of
     period...........................    4,040,732    2,525,760     6,194,591     6,913,064     2,003,980    2,385,682
                                       ============  ===========  ============  ============  ============  ===========

--------
(u)Previously known as Oppenheimer Main Street Small Cap Growth (SC)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                 Oppenheimer                 Oppenheimer              PIMCO
                                            Variable Account Funds     Variable Account Funds    Variable Insurance
                                           (Service Shares ("SS"))     (Service Shares ("SS"))        Trust
                                                 Sub-Account                 Sub-Account           Sub-Account
                                          -------------------------  --------------------------  -----------------
                                                                                                   Foreign Bond
                                                 Oppenheimer                 Oppenheimer           (US Dollar-
                                               MidCap Fund (SS)          Strategic Bond (SS)       Hedged) (v)
                                          -------------------------  --------------------------  -----------------
                                              2008          2007         2008          2007        2008     2007
                                          ------------  -----------  ------------  ------------  -------   ------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   (247,627) $  (368,396) $  4,315,134  $  2,461,019  $    46   $   55
Net realized gains (losses)..............       55,295    1,156,263       940,365     1,499,491     (122)     (36)
Change in unrealized gains (losses)......   (9,048,990)     237,809   (25,350,997)    6,369,872      (96)      10
                                          ------------  -----------  ------------  ------------  -------   ------
Increase (decrease) in net assets from
 operations..............................   (9,241,322)   1,025,676   (20,095,498)   10,330,382     (172)      29
                                          ------------  -----------  ------------  ------------  -------   ------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................       80,166    1,002,446       904,080     6,639,536       --      264
Benefit payments.........................     (159,668)    (589,459)   (2,715,846)   (2,144,052)      --       --
Payments on termination..................   (2,085,211)  (2,145,316)  (15,406,862)  (11,818,478)      --       --
Contract maintenance charge..............      (64,766)     (75,016)     (478,725)     (424,412)     (10)      (9)
Transfers among the sub-accounts and
 with the Fixed Account--net.............     (815,735)    (567,856)   (6,081,339)    2,257,586   (1,428)     293
Adjustment to net assets allocated to
 contract in payout period...............           --           --            --            --       --       --
                                          ------------  -----------  ------------  ------------  -------   ------
Increase (decrease) in net assets from
 contract transactions...................   (3,045,214)  (2,375,201)  (23,778,692)   (5,489,820)  (1,438)     548
                                          ------------  -----------  ------------  ------------  -------   ------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (12,286,536)  (1,349,525)  (43,874,190)    4,840,562   (1,610)     577
NET ASSETS AT BEGINNING OF
 PERIOD..................................   21,103,907   22,453,432   137,791,892   132,951,330    3,321    2,744
                                          ------------  -----------  ------------  ------------  -------   ------
NET ASSETS AT END OF
 PERIOD.................................. $  8,817,371  $21,103,907  $ 93,917,702  $137,791,892  $ 1,711   $3,321
                                          ============  ===========  ============  ============  =======   ======
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    1,245,807    1,382,081     9,241,577     9,618,452      278      234
       Units issued......................      168,525      223,468     1,585,339     1,650,949       --       44
       Units redeemed....................     (372,981)    (359,742)   (3,342,825)   (2,027,824)    (129)      --
                                          ------------  -----------  ------------  ------------  -------   ------
    Units outstanding at end of
     period..............................    1,041,351    1,245,807     7,484,091     9,241,577      149      278
                                          ============  ===========  ============  ============  =======   ======

--------
(v)Previously known as Foreign Bond

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                PIMCO                    PIMCO                       PIMCO
                                          Variable Insurance Trust Variable Insurance Trust Variable Insurance Trust
                                             Sub-Account              Sub-Account                 Sub-Account
                                          -----------------------  -----------------------  -----------------------
                                                                      PIMCO Total             PIMCO VIT Commodity
                                            Money Market                 Return               RealReturn Strategy
                                          -----------------------  -----------------------  -----------------------
                                            2008         2007        2008         2007          2008        2007
                                            -------     -------     --------     -------    -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   182      $   510     $    196     $   461     $    92,565  $   61,399
Net realized gains (losses)..............      --           --          441         (31)        (19,356)    (14,981)
Change in unrealized gains (losses)......      --           --         (232)        558      (1,914,727)    388,199
                                            -------     -------     --------     -------    -----------  ----------
Increase (decrease) in net assets from
 operations..............................     182          510          405         988      (1,841,518)    434,617
                                            -------     -------     --------     -------    -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      --           --           --       1,752          12,387     105,928
Benefit payments.........................      --           --           --          --         (55,718)     (8,428)
Payments on termination..................  (2,111)        (797)     (12,051)         --        (346,210)    (92,410)
Contract maintenance charge..............     (60)         (18)         (26)        (18)        (21,923)    (10,438)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (417)      16,577         (371)         92       1,669,178     136,006
Adjustment to net assets allocated to
 contract in payout period...............      --           --           --          --              --          --
                                            -------     -------     --------     -------    -----------  ----------
Increase (decrease) in net assets from
 contract transactions...................  (2,588)      15,762      (12,448)      1,826       1,257,714     130,658
                                            -------     -------     --------     -------    -----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (2,406)      16,272      (12,043)      2,814        (583,804)    565,275
NET ASSETS AT BEGINNING OF
 PERIOD..................................  25,450        9,178       15,362      12,548       2,598,863   2,033,588
                                            -------     -------     --------     -------    -----------  ----------
NET ASSETS AT END OF
 PERIOD.................................. $23,044      $25,450     $  3,319     $15,362     $ 2,015,059  $2,598,863
                                            =======     =======     ========     =======    ===========  ==========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   2,394          892        1,213       1,061         226,126     214,244
       Units issued......................     138        1,578           --         156         234,587      81,818
       Units redeemed....................    (380)         (76)        (959)         (4)       (142,949)    (69,936)
                                            -------     -------     --------     -------    -----------  ----------
    Units outstanding at end of period...   2,152        2,394          254       1,213         317,764     226,126
                                            =======     =======     ========     =======    ===========  ==========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                  PIMCO                     PIMCO                     PIMCO
                                          Variable Insurance Trust Variable Insurance Trust Variable Insurance Trust
                                               Sub-Account               Sub-Account               Sub-Account
                                          -----------------------  -----------------------  ------------------------
                                                PIMCO VIT
                                                Emerging                PIMCO VIT Real           PIMCO VIT Total
                                              Markets Bond                  Return                   Return
                                            (Advisor Shares)           (Advisor Shares)         (Advisor Shares)
                                          -----------------------  -----------------------  ------------------------
                                             2008         2007         2008        2007         2008         2007
                                           ---------   ---------   -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  47,256    $  25,688   $   192,550  $  180,869  $   699,241  $   581,093
Net realized gains (losses)..............     5,773       18,777        60,290      32,483      728,364       36,712
Change in unrealized gains (losses)......  (231,932)     (18,620)   (1,251,975)    485,274     (815,432)     850,224
                                           ---------   ---------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 operations..............................  (178,903)      25,845      (999,135)    698,626      612,173    1,468,029
                                           ---------   ---------   -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................    40,387       51,400        30,174      38,307       48,678      432,172
Benefit payments.........................    (8,791)     (15,479)     (163,367)         --     (352,413)    (140,116)
Payments on termination..................  (138,509)    (117,069)   (5,479,268)   (737,542)  (6,682,491)  (1,525,096)
Contract maintenance charge..............    (5,163)      (2,819)      (41,826)    (25,612)    (109,371)     (76,016)
Transfers among the sub-accounts and
 with the Fixed Account--net.............   391,181      340,245     4,995,310   8,050,394    5,733,419   11,671,904
Adjustment to net assets allocated to
 contract in payout period...............        --           --            --          --           --           --
                                           ---------   ---------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions...................   279,105      256,278      (658,977)  7,325,547   (1,362,178)  10,362,848
                                           ---------   ---------   -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................   100,202      282,123    (1,658,112)  8,024,173     (750,005)  11,830,877
NET ASSETS AT BEGINNING OF
 PERIOD..................................   740,041      457,918     9,822,520   1,798,347   23,861,614   12,030,737
                                           ---------   ---------   -----------  ----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD.................................. $ 840,243    $ 740,041   $ 8,164,408  $9,822,520  $23,111,609  $23,861,614
                                           =========   =========   ===========  ==========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................    66,443       42,786       895,035     177,682    2,169,170    1,167,554
       Units issued......................    58,565       60,270       762,064     872,325    1,275,094    1,424,758
       Units redeemed....................   (35,093)     (36,613)     (843,585)   (154,972)  (1,405,040)    (423,142)
                                           ---------   ---------   -----------  ----------  -----------  -----------
    Units outstanding at end of
     period..............................    89,915       66,443       813,514     895,035    2,039,224    2,169,170
                                           =========   =========   ===========  ==========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                       Premier VIT       Premier VIT      Putnam Variable Trust
                                                       Sub-Account       Sub-Account           Sub-Account
                                                     ---------------  ----------------  ------------------------
                                                                                               VT American
                                                           NACM                                Government
                                                      Small Cap (w)    OpCap Balanced            Income
                                                     ---------------  ----------------  ------------------------
                                                       2008    2007     2008     2007       2008         2007
                                                     -------  ------  -------  -------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
Net investment income (loss)........................ $   (27) $  (35) $    70  $   (19) $ 1,504,636  $ 1,689,905
Net realized gains (losses).........................     409     503      702      720     (285,299)    (318,479)
Change in unrealized gains (losses).................  (1,308)   (489)  (3,817)  (1,292)  (1,817,286)   1,794,968
                                                     -------  ------  -------  -------  -----------  -----------
Increase (decrease) in net assets from operations...    (926)    (21)  (3,045)    (591)    (597,949)   3,166,394
                                                     -------  ------  -------  -------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM CONTRACT TRANSACTIONS
Deposits............................................      --      --       --       --      306,811      151,440
Benefit payments....................................      --      --       --       --   (1,537,749)  (1,144,777)
Payments on termination.............................      --      --     (505)    (136)  (9,202,580)  (6,429,439)
Contract maintenance charge.........................      (6)     (7)     (18)     (16)     (96,995)     (79,582)
Transfers among the sub-accounts and with the Fixed
 Account--net.......................................      --       1       25       69    4,798,237    2,467,847
Adjustment to net assets allocated to contract in
 payout period......................................      --      --       --       --           --           --
                                                     -------  ------  -------  -------  -----------  -----------
Increase (decrease) in net assets from contract
 transactions.......................................      (6)     (6)    (498)     (83)  (5,732,276)  (5,034,511)
                                                     -------  ------  -------  -------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS...................    (932)    (27)  (3,543)    (674)  (6,330,225)  (1,868,117)
NET ASSETS AT BEGINNING OF PERIOD...................   2,182   2,209    9,542   10,216   47,951,141   49,819,258
                                                     -------  ------  -------  -------  -----------  -----------
NET ASSETS AT END OF PERIOD......................... $ 1,250  $2,182  $ 5,999  $ 9,542  $41,620,916  $47,951,141
                                                     =======  ======  =======  =======  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period........     121     121      850      857    3,631,106    4,029,329
       Units issued.................................      --      --       69        6    1,103,162      574,972
       Units redeemed...............................      (1)     --     (130)     (13)  (1,548,019)    (973,195)
                                                     -------  ------  -------  -------  -----------  -----------
    Units outstanding at end of period..............     120     121      789      850    3,186,249    3,631,106
                                                     =======  ======  =======  =======  ===========  ===========

--------
(w)Previously known as OpCap Small Cap

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                         Putnam Variable Trust     Putnam Variable Trust     Putnam Variable Trust
                                              Sub-Account               Sub-Account               Sub-Account
                                       ------------------------  ------------------------  ------------------------
                                              VT Capital                VT Capital               VT Discovery
                                             Appreciation              Opportunities                Growth
                                       ------------------------  ------------------------  ------------------------
                                           2008         2007         2008         2007         2008         2007
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   (96,909) $  (194,932) $   (42,545) $  (119,378) $  (165,428) $  (236,126)
Net realized gains (losses)...........     480,320    1,747,743     (384,420)     880,695    1,397,723    2,534,774
Change in unrealized gains
 (losses).............................  (5,090,637)  (2,696,015)  (1,566,138)  (1,594,153)  (7,591,844)    (861,456)
                                       -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations......................  (4,707,226)  (1,143,204)  (1,993,103)    (832,836)  (6,359,549)   1,437,192
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      22,058       24,335        5,944       11,543       51,478      108,453
Benefit payments......................    (279,237)    (265,679)     (18,743)     (46,302)    (122,965)    (135,656)
Payments on termination...............  (1,714,929)  (2,173,509)    (845,619)  (1,571,112)  (1,632,798)  (2,245,015)
Contract maintenance charge...........     (27,089)     (30,298)     (14,379)     (20,679)     (40,129)     (43,289)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................      87,368      440,908     (412,488)     501,228     (571,411)     179,470
Adjustment to net assets allocated
 to contract in payout period.........          --           --           --           --           --           --
                                       -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions...........  (1,911,829)  (2,004,243)  (1,285,285)  (1,125,322)  (2,315,825)  (2,136,037)
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (6,619,055)  (3,147,447)  (3,278,388)  (1,958,158)  (8,675,374)    (698,845)
NET ASSETS AT BEGINNING
 OF PERIOD............................  13,117,604   16,265,051    6,343,831    8,301,989   16,058,615   16,757,460
                                       -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 6,498,549  $13,117,604  $ 3,065,443  $ 6,343,831  $ 7,383,241  $16,058,615
                                       ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   1,468,254    1,670,037      382,446      446,172    2,620,175    2,971,261
       Units issued...................     153,428      214,086       55,964      216,914      192,575      335,023
       Units redeemed.................    (423,004)    (415,869)    (149,439)    (280,640)    (658,514)    (686,109)
                                       -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period...........................   1,198,678    1,468,254      288,971      382,446    2,154,236    2,620,175
                                       ===========  ===========  ===========  ===========  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Putnam Variable Trust      Putnam Variable Trust       Putnam Variable Trust
                                                Sub-Account                Sub-Account                 Sub-Account
                                        --------------------------  -------------------------  --------------------------
                                                                                                      VT The George
                                              VT Diversified                VT Equity                  Putnam Fund
                                                  Income                      Income                    of Boston
                                        --------------------------  -------------------------  --------------------------
                                            2008          2007          2008          2007         2008          2007
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)........... $  2,854,734  $  2,908,027  $    179,377  $    (2,966) $  4,445,807  $  2,787,193
Net realized gains (losses)............   (3,433,592)     (391,403)      561,709    3,793,442     2,508,580    23,457,249
Change in unrealized gains
 (losses)..............................  (17,648,095)     (449,213)  (11,495,845)  (3,068,540)  (67,603,096)  (26,346,702)
                                        ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 operations............................  (18,226,953)    2,067,411   (10,754,759)     721,936   (60,648,709)     (102,260)
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits...............................       88,432       288,062        36,499       78,532       599,250     2,648,651
Benefit payments.......................   (2,279,369)   (2,130,769)     (586,670)    (235,025)   (2,921,650)   (4,611,780)
Payments on termination................  (13,110,164)  (17,181,337)   (6,163,850)  (7,337,656)  (24,821,965)  (32,497,991)
Contract maintenance charge............     (109,923)     (111,418)      (71,042)     (68,536)     (335,038)     (380,151)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   (2,429,560)    4,618,144     3,185,288    5,261,761   (11,834,571)     (513,793)
Adjustment to net assets allocated to
 contract in payout period.............           --            --            --           --            --            --
                                        ------------  ------------  ------------  -----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................  (17,840,584)  (14,517,318)   (3,599,775)  (2,300,924)  (39,313,974)  (35,355,064)
                                        ------------  ------------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS................................  (36,067,537)  (12,449,907)  (14,354,534)  (1,578,988)  (99,962,683)  (35,457,324)
NET ASSETS AT BEGINNING
 OF PERIOD.............................   71,147,952    83,597,859    35,170,869   36,749,857   176,034,706   211,492,030
                                        ------------  ------------  ------------  -----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $ 35,080,415  $ 71,147,952  $ 20,816,335  $35,170,869  $ 76,072,023  $176,034,706
                                        ============  ============  ============  ===========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    4,904,049     5,915,272     2,131,569    2,266,811    13,314,550    16,005,682
       Units issued....................      564,167       905,770       533,008      553,751       880,194     1,700,532
       Units redeemed..................   (1,923,516)   (1,916,993)     (807,363)    (688,993)   (4,377,301)   (4,391,664)
                                        ------------  ------------  ------------  -----------  ------------  ------------
    Units outstanding at end of
     period............................    3,544,700     4,904,049     1,857,214    2,131,569     9,817,443    13,314,550
                                        ============  ============  ============  ===========  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Putnam Variable Trust       Putnam Variable Trust        Putnam Variable Trust
                                               Sub-Account                 Sub-Account                  Sub-Account
                                        -------------------------  --------------------------  ----------------------------
                                             VT Global Asset                VT Global                  VT Growth and
                                                Allocation                   Equity                       Income
                                        -------------------------  --------------------------  ----------------------------
                                            2008          2007         2008          2007           2008           2007
                                        ------------  -----------  ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $    937,451  $  (512,710) $    460,918  $    440,824  $   2,469,102  $    (193,485)
Net realized gains (losses)............     (319,187)   1,938,690    (4,139,269)     (936,945)     7,003,699     89,078,565
Change in unrealized gains
 (losses)..............................  (15,765,375)    (657,885)  (18,252,419)    5,018,244   (147,922,862)  (119,833,523)
                                        ------------  -----------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from
 operations............................  (15,147,111)     768,095   (21,930,770)    4,522,123   (138,450,061)   (30,948,443)
                                        ------------  -----------  ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................      221,958    2,401,418        48,835       109,350        578,938      2,320,965
Benefit payments.......................     (517,478)    (746,386)   (1,052,789)     (734,571)    (7,538,709)   (10,855,515)
Payments on termination................   (6,688,813)  (7,774,512)   (7,394,089)  (10,366,033)   (56,215,165)   (89,920,624)
Contract maintenance charge............     (127,130)    (121,596)     (106,356)     (115,819)      (696,967)      (872,387)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................     (516,927)   3,443,697      (883,505)    1,267,012    (24,597,348)   (16,822,542)
Adjustment to net assets allocated to
 contract in payout period.............           --           --            --            --             --             --
                                        ------------  -----------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from
 contract transactions.................   (7,628,390)  (2,797,379)   (9,387,904)   (9,840,061)   (88,469,251)  (116,150,103)
                                        ------------  -----------  ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS............................  (22,775,501)  (2,029,284)  (31,318,674)   (5,317,938)  (226,919,312)  (147,098,546)
NET ASSETS AT BEGINNING
 OF PERIOD.............................   49,585,162   51,614,446    53,911,479    59,229,417    410,138,082    557,236,628
                                        ------------  -----------  ------------  ------------  -------------  -------------
NET ASSETS AT END OF
 PERIOD................................ $ 26,809,661  $49,585,162  $ 22,592,805  $ 53,911,479  $ 183,218,770  $ 410,138,082
                                        ============  ===========  ============  ============  =============  =============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    3,663,921    3,912,655     5,115,566     6,001,993     34,906,987     44,194,145
       Units issued....................      704,806    1,006,025       350,752       688,604      1,196,485      2,895,840
       Units redeemed..................   (1,340,500)  (1,254,759)   (1,442,180)   (1,575,031)   (10,436,540)   (12,182,998)
                                        ------------  -----------  ------------  ------------  -------------  -------------
    Units outstanding at end of
     period............................    3,028,227    3,663,921     4,024,138     5,115,566     25,666,932     34,906,987
                                        ============  ===========  ============  ============  =============  =============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                            Putnam Variable Trust      Putnam Variable Trust       Putnam Variable Trust
                                                 Sub-Account                Sub-Account                 Sub-Account
                                          ------------------------  --------------------------  --------------------------
                                                  VT Growth                  VT Health                    VT High
                                                Opportunities                Sciences                      Yield
                                          ------------------------  --------------------------  --------------------------
                                              2008         2007         2008          2007          2008          2007
                                          -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $  (188,208) $  (267,277) $   (605,693) $   (354,223) $  5,646,355  $  5,997,583
Net realized gains (losses)..............  (1,335,206)    (883,737)    1,019,134     2,501,954    (4,057,758)     (328,328)
Change in unrealized gains (losses)......  (4,604,291)   1,952,659    (8,474,211)   (2,780,690)  (20,025,902)   (4,369,630)
                                          -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations..............................  (6,127,705)     801,645    (8,060,770)     (632,959)  (18,437,305)    1,299,625
                                          -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      14,116       73,396       147,655       280,159       141,295     3,097,408
Benefit payments.........................    (386,781)    (446,891)     (611,672)     (776,703)   (1,475,166)   (1,743,780)
Payments on termination..................  (2,106,177)  (3,342,273)   (6,865,463)   (9,938,353)  (11,945,961)  (13,448,577)
Contract maintenance charge..............     (40,883)     (42,414)     (141,405)     (149,863)     (210,065)     (218,543)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (439,481)     (98,657)   (2,856,415)   (4,425,502)   (6,033,530)   (2,060,384)
Adjustment to net assets allocated to
 contract in payout period...............          --           --            --            --            --            --
                                          -----------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions...................  (2,959,206)  (3,856,839)  (10,327,300)  (15,010,262)  (19,523,427)  (14,373,876)
                                          -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (9,086,911)  (3,055,194)  (18,388,070)  (15,643,221)  (37,960,732)  (13,074,251)
NET ASSETS AT BEGINNING OF
 PERIOD..................................  17,940,105   20,995,299    51,583,300    67,226,521    84,132,469    97,206,720
                                          -----------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD.................................. $ 8,853,194  $17,940,105  $ 33,195,230  $ 51,583,300  $ 46,171,737  $ 84,132,469
                                          ===========  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................   3,714,696    4,517,470     4,274,307     5,444,668     5,637,130     6,642,058
       Units issued......................     222,391      494,143       314,105       382,670       517,494       967,888
       Units redeemed....................    (951,982)  (1,296,917)   (1,226,048)   (1,553,031)   (1,924,409)   (1,972,816)
                                          -----------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period..............................   2,985,105    3,714,696     3,362,364     4,274,307     4,230,215     5,637,130
                                          ===========  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Putnam Variable Trust       Putnam Variable Trust        Putnam Variable Trust
                                               Sub-Account                 Sub-Account                  Sub-Account
                                       --------------------------  ---------------------------  --------------------------
                                                                                                            VT
                                                                                VT                     International
                                                                          International                 Growth and
                                                VT Income                     Equity                      Income
                                       --------------------------  ---------------------------  --------------------------
                                           2008          2007           2008          2007          2008          2007
                                       ------------  ------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  9,804,175  $  7,889,617  $   1,548,660  $  4,470,480  $    267,342  $    300,261
Net realized gains (losses)...........   (5,682,362)     (218,844)    30,656,640    58,626,824     6,916,142    18,018,656
Change in unrealized gains
 (losses).............................  (45,213,517)      (90,225)  (156,905,622)  (40,153,403)  (33,659,268)  (14,035,621)
                                       ------------  ------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations......................  (41,091,704)    7,580,548   (124,700,322)   22,943,901   (26,475,784)    4,283,296
                                       ------------  ------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      502,259     8,927,440        832,065     7,644,037        90,190       236,117
Benefit payments......................   (4,457,175)   (4,506,105)    (4,480,221)   (5,230,595)     (785,172)   (1,365,575)
Payments on termination...............  (28,011,475)  (29,054,568)   (34,556,848)  (52,375,938)   (9,067,553)  (14,185,142)
Contract maintenance charge...........     (506,314)     (485,702)      (606,687)     (665,207)     (124,145)     (140,501)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................  (14,395,185)    4,226,682    (11,283,010)    9,660,748    (3,120,413)    2,884,402
Adjustment to net assets allocated to
 contract in payout period............           --            --             --            --            --            --
                                       ------------  ------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions...........  (46,867,890)  (20,892,253)   (50,094,701)  (40,966,955)  (13,007,093)  (12,570,699)
                                       ------------  ------------  -------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (87,959,594)  (13,311,705)  (174,795,023)  (18,023,054)  (39,482,877)   (8,287,403)
NET ASSETS AT BEGINNING
 OF PERIOD............................  200,710,810   214,022,515    314,633,926   332,656,980    65,687,567    73,974,970
                                       ------------  ------------  -------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................... $112,751,216  $200,710,810  $ 139,838,903  $314,633,926  $ 26,204,690  $ 65,687,567
                                       ============  ============  =============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................   16,149,283    17,750,726     19,162,030    21,968,011     3,773,162     4,476,288
       Units issued...................    1,781,726     3,066,393      1,661,234     3,393,027       305,941       814,924
       Units redeemed.................   (5,788,109)   (4,667,836)    (5,516,650)   (6,199,008)   (1,250,510)   (1,518,050)
                                       ------------  ------------  -------------  ------------  ------------  ------------
    Units outstanding at end of
     period...........................   12,142,900    16,149,283     15,306,614    19,162,030     2,828,593     3,773,162
                                       ============  ============  =============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Putnam Variable Trust       Putnam Variable Trust      Putnam Variable Trust
                                               Sub-Account                 Sub-Account                Sub-Account
                                        -------------------------  --------------------------  ------------------------
                                                    VT
                                              International
                                                   New                                                VT Mid Cap
                                              Opportunities               VT Investors                   Value
                                        -------------------------  --------------------------  ------------------------
                                            2008          2007         2008          2007          2008         2007
                                        ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)........... $     57,539  $  (217,187) $   (997,151) $ (1,615,041) $  (112,016) $    13,151
Net realized gains (losses)............      969,748    3,437,488    (8,059,324)      707,770    1,552,847    2,527,037
Change in unrealized gains
 (losses)..............................  (16,167,524)   1,244,562   (35,326,779)   (7,938,716)  (7,537,402)  (2,358,068)
                                        ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 operations............................  (15,140,237)   4,464,863   (44,383,254)   (8,845,987)  (6,096,571)     182,120
                                        ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits...............................      152,980      153,256       199,854     1,318,138       35,848       62,598
Benefit payments.......................     (363,232)    (496,054)   (2,375,832)   (3,022,675)    (285,488)    (156,522)
Payments on termination................   (3,803,137)  (6,647,183)  (18,120,960)  (27,231,424)  (2,533,071)  (3,694,121)
Contract maintenance charge............      (99,632)    (106,051)     (268,886)     (329,736)     (35,362)     (38,792)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   (1,919,618)   1,249,115    (6,209,535)   (5,290,570)    (519,260)     329,726
Adjustment to net assets allocated to
 contract in payout period.............           --           --            --            --           --           --
                                        ------------  -----------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets from
 contract transactions.................   (6,032,639)  (5,846,917)  (26,775,359)  (34,556,267)  (3,337,333)  (3,497,111)
                                        ------------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS................................  (21,172,876)  (1,382,054)  (71,158,613)  (43,402,254)  (9,433,904)  (3,314,991)
NET ASSETS AT BEGINNING
 OF PERIOD.............................   39,491,751   40,873,805   128,940,979   172,343,233   16,546,732   19,861,723
                                        ------------  -----------  ------------  ------------  -----------  -----------
NET ASSETS AT END OF
 PERIOD................................ $ 18,318,875  $39,491,751  $ 57,782,366  $128,940,979  $ 7,112,828  $16,546,732
                                        ============  ===========  ============  ============  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    3,052,613    3,427,496    14,392,675    18,054,637      899,790    1,083,113
       Units issued....................      312,951      701,298       720,645     1,429,065      185,942      234,361
       Units redeemed..................     (862,152)  (1,076,181)   (4,354,363)   (5,091,027)    (399,453)    (417,684)
                                        ------------  -----------  ------------  ------------  -----------  -----------
    Units outstanding at end of
     period............................    2,503,412    3,052,613    10,758,957    14,392,675      686,279      899,790
                                        ============  ===========  ============  ============  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           Putnam Variable Trust       Putnam Variable Trust       Putnam Variable Trust
                                                Sub-Account                 Sub-Account                 Sub-Account
                                        --------------------------  --------------------------  --------------------------
                                                 VT Money                     VT New
                                                  Market                   Opportunities               VT New Value
                                        --------------------------  --------------------------  --------------------------
                                            2008          2007          2008          2007          2008          2007
                                        ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $  1,689,351  $  4,901,425  $   (939,161) $ (1,426,134) $    494,415  $   (637,934)
Net realized gains (losses)............           --            --    (8,442,020)   (7,678,785)   15,989,563    25,846,276
Change in unrealized gains
 (losses)..............................           --            --   (22,247,489)   13,827,773   (83,898,957)  (35,748,178)
                                        ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations............................    1,689,351     4,901,425   (31,628,670)    4,722,854   (67,414,979)  (10,539,836)
                                        ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................    2,447,045     9,484,967       440,354       262,674       713,210     5,625,733
Benefit payments.......................  (10,573,553)  (13,445,862)   (1,537,239)   (1,437,195)   (2,256,424)   (2,416,272)
Payments on termination................  (77,078,223)  (52,267,509)  (10,286,626)  (16,227,089)  (18,861,175)  (27,349,327)
Contract maintenance charge............     (633,586)     (475,483)     (235,587)     (256,495)     (380,864)     (467,718)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................   85,934,212    58,949,744    (4,216,996)   (5,080,946)   (3,986,566)   (1,758,201)
Adjustment to net assets allocated to
 contract in payout period.............           --            --            --            --            --            --
                                        ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................       95,895     2,245,857   (15,836,094)  (22,739,051)  (24,771,819)  (26,365,785)
                                        ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS............................    1,785,246     7,147,282   (47,464,764)  (18,016,197)  (92,186,798)  (36,905,621)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  157,819,289   150,672,007    91,485,033   109,501,230   164,993,303   201,898,924
                                        ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $159,604,535  $157,819,289  $ 44,020,269  $ 91,485,033  $ 72,806,505  $164,993,303
                                        ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................   14,737,011    14,482,366    10,619,576    13,160,813    10,279,598    11,866,775
       Units issued....................   14,154,913    16,714,326       339,367       652,580     1,228,105     1,693,274
       Units redeemed..................  (14,195,156)  (16,459,681)   (2,494,050)   (3,193,817)   (3,181,912)   (3,280,451)
                                        ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period............................   14,696,768    14,737,011     8,464,893    10,619,576     8,325,791    10,279,598
                                        ============  ============  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                          Putnam Variable Trust       Putnam Variable Trust       Putnam Variable Trust
                                               Sub-Account                 Sub-Account                 Sub-Account
                                        -------------------------  --------------------------  --------------------------
                                                 VT OTC &
                                                 Emerging                                             VT Small Cap
                                                  Growth                   VT Research                    Value
                                        -------------------------  --------------------------  --------------------------
                                            2008          2007         2008          2007          2008          2007
                                        ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)........... $   (270,717) $  (410,739) $   (177,950) $   (762,915) $     24,796  $ (1,297,588)
Net realized gains (losses)............   (2,477,730)  (2,264,003)   (1,565,783)    2,363,141    14,329,837    27,360,701
Change in unrealized gains
 (losses)..............................   (8,369,568)   5,921,899   (21,222,133)   (1,452,534)  (51,334,649)  (44,399,126)
                                        ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations............................  (11,118,015)   3,247,157   (22,965,866)      147,692   (36,980,016)  (18,336,013)
                                        ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits...............................       39,431       47,692       277,809       156,804       194,910       474,621
Benefit payments.......................     (317,190)    (445,903)   (1,285,107)   (1,003,955)   (1,685,020)   (2,185,668)
Payments on termination................   (2,873,578)  (3,993,778)   (8,488,371)  (12,248,275)  (14,074,989)  (26,058,595)
Contract maintenance charge............      (79,566)     (84,900)     (140,041)     (168,694)     (146,649)     (194,742)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................     (651,755)  (1,293,012)   (2,564,193)   (4,943,512)   (6,860,214)   (8,706,517)
Adjustment to net assets allocated to
 contract in payout period.............           --           --            --            --            --            --
                                        ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................   (3,882,658)  (5,769,901)  (12,199,903)  (18,207,632)  (22,571,962)  (36,670,901)
                                        ------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS................................  (15,000,673)  (2,522,744)  (35,165,769)  (18,059,940)  (59,551,978)  (55,006,914)
NET ASSETS AT BEGINNING
 OF PERIOD.............................   26,995,126   29,517,870    66,807,840    84,867,780   109,013,566   164,020,480
                                        ------------  -----------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $ 11,994,453  $26,995,126  $ 31,642,071  $ 66,807,840  $ 49,461,588  $109,013,566
                                        ============  ===========  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    5,171,588    6,258,417     6,451,601     8,102,389     5,748,770     7,372,833
       Units issued....................      337,890      924,253       267,504       382,085       303,802       614,417
       Units redeemed..................   (1,205,062)  (2,011,082)   (1,680,754)   (2,032,873)   (1,651,980)   (2,238,480)
                                        ------------  -----------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period............................    4,304,416    5,171,588     5,038,351     6,451,601     4,400,592     5,748,770
                                        ============  ===========  ============  ============  ============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    Putnam Variable Trust       Putnam Variable Trust       Putnam Variable Trust
                                         Sub-Account                 Sub-Account                 Sub-Account
                                 --------------------------  --------------------------  ---------------------------
                                        VT Utilities
                                         Growth and
                                           Income                     VT Vista                    VT Voyager
                                 --------------------------  --------------------------  ---------------------------
                                     2008          2007          2008          2007           2008          2007
                                 ------------  ------------  ------------  ------------  -------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS
Net investment income
 (loss)......................... $    326,944  $    165,491  $   (676,852) $ (1,142,023) $  (2,571,289) $ (4,048,963)
Net realized gains (losses).....    2,095,659     3,911,172    (2,564,395)      401,097    (21,618,630)  (16,146,309)
Change in unrealized gains
 (losses).......................  (15,970,280)    4,315,709   (23,245,175)    3,178,733    (55,684,831)   31,563,983
                                 ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in net
 assets from operations.........  (13,547,677)    8,392,372   (26,486,422)    2,437,807    (79,874,750)   11,368,711
                                 ------------  ------------  ------------  ------------  -------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits........................       93,905        67,621       148,843       246,191      1,057,491     1,377,936
Benefit payments................   (1,191,976)     (880,072)   (1,222,694)   (1,219,601)    (3,866,547)   (4,702,256)
Payments on termination.........   (7,238,709)   (9,100,898)   (8,520,670)  (13,310,841)   (29,536,252)  (43,272,071)
Contract maintenance
 charge.........................      (87,785)      (87,340)     (154,217)     (190,480)      (558,766)     (636,980)
Transfers among the
 sub-accounts and with the
 Fixed Account--net.............   (1,450,914)     (745,266)   (4,710,809)   (6,538,355)   (15,911,293)  (23,471,992)
Adjustment to net assets
 allocated to contract in
 payout period..................           --            --            --            --             --            --
                                 ------------  ------------  ------------  ------------  -------------  ------------
Increase (decrease) in net
 assets from contract
 transactions...................   (9,875,479)  (10,745,955)  (14,459,547)  (21,013,086)   (48,815,367)  (70,705,363)
                                 ------------  ------------  ------------  ------------  -------------  ------------
INCREASE (DECREASE)
 IN NET ASSETS..................  (23,423,156)   (2,353,583)  (40,945,969)  (18,575,279)  (128,690,117)  (59,336,652)
NET ASSETS AT
 BEGINNING OF
 PERIOD.........................   48,605,427    50,959,010    68,836,580    87,411,859    244,632,021   303,968,673
                                 ------------  ------------  ------------  ------------  -------------  ------------
NET ASSETS AT END OF
 PERIOD......................... $ 25,182,271  $ 48,605,427  $ 27,890,611  $ 68,836,580  $ 115,941,904  $244,632,021
                                 ============  ============  ============  ============  =============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period........    2,932,020     3,637,160     6,528,296     8,514,698     26,242,472    33,891,275
       Units issued.............      392,549       452,927       249,491       411,926        865,840     1,809,854
       Units redeemed...........   (1,103,242)   (1,158,067)   (1,871,866)   (2,398,328)    (7,205,444)   (9,458,657)
                                 ------------  ------------  ------------  ------------  -------------  ------------
    Units outstanding at end
     of period..................    2,221,327     2,932,020     4,905,921     6,528,296     19,902,868    26,242,472
                                 ============  ============  ============  ============  =============  ============

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                            RidgeWorth     RidgeWorth
                                                          Variable Trust Variable Trust  RidgeWorth Variable Trust
                                                           Sub-Account     Sub-Account          Sub-Account
                                                          -------------- --------------- ------------------------
                                                            RidgeWorth     RidgeWorth
                                                          International    Investment      RidgeWorth Large Cap
                                                           Equity (ao)   Grade Bond (ap)   Core Equity Fund (x)
                                                          -------------- --------------- ------------------------
                                                          2007 (aq)(ar)     2007 (ar)        2008         2007
                                                          -------------- --------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
Net investment income (loss).............................  $     9,608     $   189,432   $   (14,344) $   (17,390)
Net realized gains (losses)..............................    1,313,686         (76,221)      172,687      653,061
Change in unrealized gains (losses)......................   (1,042,650)           (265)   (1,340,082)    (624,567)
                                                           -----------     -----------   -----------  -----------
Increase (decrease) in net assets from operations........      280,644         112,946    (1,181,739)      11,104
                                                           -----------     -----------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits.................................................       23,968          34,386         3,954       13,413
Benefit payments.........................................      (17,687)        (41,853)      (36,851)     (54,747)
Payments on termination..................................     (477,262)     (1,572,238)     (669,377)  (1,496,643)
Contract maintenance charge..............................         (554)         (2,481)       (3,959)      (5,163)
Transfers among the sub-accounts and with the Fixed
 Account--net............................................   (3,972,482)     (7,600,818)     (190,264)     169,350
Adjustment to net assets allocated to contract in payout
 period..................................................           --              --            --           --
                                                           -----------     -----------   -----------  -----------
Increase (decrease) in net assets from contract
 transactions............................................   (4,414,017)     (9,183,004)     (896,497)  (1,373,790)
                                                           -----------     -----------   -----------  -----------
INCREASE (DECREASE) IN NET ASSETS........................   (4,133,373)     (9,070,058)   (2,078,236)  (1,362,686)
NET ASSETS AT BEGINNING OF PERIOD........................    4,133,373       9,070,058     3,650,181    5,012,867
                                                           -----------     -----------   -----------  -----------
NET ASSETS AT END OF PERIOD..............................  $        --     $        --   $ 1,571,945  $ 3,650,181
                                                           -----------     -----------   -----------  -----------
UNITS OUTSTANDING
   Units outstanding at beginning of period..............      230,244         689,496       268,856      366,980
       Units issued......................................      181,684          82,104        12,375       47,006
       Units redeemed....................................     (411,928)       (771,600)      (94,727)    (145,130)
                                                           -----------     -----------   -----------  -----------
   Units outstanding at end of period....................           --              --       186,504      268,856
                                                           -----------     -----------   -----------  -----------

--------
(x)Previously known as STI Classic Large Cap Core Equity Fund
(ao)Previously known as STI Classic International Equity
(ap)Previously known as STI Classic Investment Grade Bond
(aq)On April 27, 2007 RidgeWorth International Equity merged into Federated Prime Money Fund II
(ar)For the period beginning January 1, 2007 and ended April 27, 2007

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                       RidgeWorth Variable Trust RidgeWorth Variable Trust RidgeWorth Variable Trust
                                              Sub-Account               Sub-Account               Sub-Account
                                       ------------------------  ------------------------  ------------------------
                                         RidgeWorth Large Cap      RidgeWorth Large Cap     RidgeWorth Mid-Cap Core
                                           Growth Stock (y)          Value Equity (z)          Equity Fund (aa)
                                       ------------------------  ------------------------  ------------------------
                                           2008         2007         2008         2007         2008         2007
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $  (129,495) $  (182,145) $    79,237  $    17,835  $   (34,524) $   (90,170)
Net realized gains (losses)...........   1,156,452    1,340,567    1,316,158    2,089,682      230,417    1,537,700
Change in unrealized gains
 (losses).............................  (6,584,834)   1,015,809   (5,893,361)  (1,438,636)  (2,309,650)  (1,061,753)
                                       -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from operations......................  (5,557,877)   2,174,231   (4,497,966)     668,881   (2,113,757)     385,777
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      13,497      131,957        9,512       87,836        6,951       45,180
Benefit payments......................    (224,112)    (530,924)    (280,590)    (551,823)     (79,906)    (130,671)
Payments on termination...............  (2,507,666)  (6,361,336)  (2,499,605)  (6,341,829)    (819,254)  (2,575,040)
Contract maintenance charge...........      (8,431)     (10,066)      (8,518)     (10,154)      (2,832)      (3,549)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................    (448,280)    (912,024)    (407,248)    (410,014)    (220,608)    (351,472)
Adjustment to net assets allocated
 to contract in payout period.........          --           --           --           --           --           --
                                       -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
 from contract transactions...........  (3,174,992)  (7,682,393)  (3,186,449)  (7,225,984)  (1,115,649)  (3,015,552)
                                       -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (8,732,869)  (5,508,162)  (7,684,415)  (6,557,103)  (3,229,406)  (2,629,775)
NET ASSETS AT BEGINNING
 OF PERIOD............................  15,510,006   21,018,168   15,457,397   22,014,500    5,835,242    8,465,017
                                       -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 6,777,137  $15,510,006  $ 7,772,982  $15,457,397  $ 2,605,836  $ 5,835,242
                                       ===========  ===========  ===========  ===========  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................     754,937    1,120,381      710,758    1,011,308      331,340      480,442
       Units issued...................      28,773       52,419       14,076       56,161        7,295       30,777
       Units redeemed.................    (237,911)    (417,863)    (191,015)    (356,711)     (90,740)    (179,879)
                                       -----------  -----------  -----------  -----------  -----------  -----------
    Units outstanding at end of
     period...........................     545,799      754,937      533,819      710,758      247,895      331,340
                                       ===========  ===========  ===========  ===========  ===========  ===========

--------
(y)Previously known as STI Classic Large Cap Growth Stock Fund
(z)Previously known as STI Classic Large Cap Value Equity Fund
(aa)Previously known as STI Classic Mid-Cap Core Equity Fund

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                 The Universal
                                           RidgeWorth Variable Trust Rydex Variable Trust  Institutional Funds, Inc.
                                                  Sub-Account          Sub-Account                Sub-Account
                                           ------------------------  -------------------  --------------------------
                                                  RidgeWorth         Rydex VT Nasdaq
                                                Small Cap Value            100                  Van Kampen UIF
                                               Equity Fund (ab)      Strategy Fund (ac)       Capital Growth (ad)
                                           ------------------------  -------------------  --------------------------
                                               2008         2007       2008      2007         2008          2007
                                           -----------  -----------   -------    ------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $     7,808  $   (59,204) $   (29)   $  (83)   $   (559,103) $   (916,647)
Net realized gains (losses)...............   1,091,462    2,636,696      339        15       1,057,160     3,465,482
Change in unrealized gains (losses).......  (3,295,139)  (2,331,112)  (1,604)      902     (24,854,278)    7,787,781
                                           -----------  -----------   -------    ------   ------------  ------------
Increase (decrease) in net assets from
 operations...............................  (2,195,869)     246,380   (1,294)      834     (24,356,221)   10,336,616
                                           -----------  -----------   -------    ------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................       6,911      204,782       --     1,152         166,317       309,987
Benefit payments..........................     (56,464)     (56,719)      --        --        (964,319)   (1,290,080)
Payments on termination...................  (1,458,312)  (2,506,787)  (4,685)       --      (5,438,274)  (10,218,776)
Contract maintenance charge...............      (9,304)      (9,913)      (5)       (6)        (58,502)      (71,241)
Transfers among the sub-accounts and with
 the Fixed Account--net...................    (755,615)      60,656       --        --      (1,897,253)   (2,129,068)
Adjustment to net assets allocated to
 contract in payout period................          --           --       --        --              --            --
                                           -----------  -----------   -------    ------   ------------  ------------
Increase (decrease) in net assets from
 contract transactions....................  (2,272,784)  (2,307,981)  (4,690)    1,146      (8,192,031)  (13,399,178)
                                           -----------  -----------   -------    ------   ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS...................................  (4,468,653)  (2,061,601)  (5,984)    1,980     (32,548,252)   (3,062,562)
NET ASSETS AT BEGINNING OF
 PERIOD...................................   7,959,818   10,021,419    6,615     4,635      55,126,376    58,188,938
                                           -----------  -----------   -------    ------   ------------  ------------
NET ASSETS AT END OF PERIOD............... $ 3,491,165  $ 7,959,818  $   631    $6,615    $ 22,578,124  $ 55,126,376
                                           ===========  ===========   =======    ======   ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................     350,845      439,344      435       354       4,747,906     5,948,484
       Units issued.......................       7,584       48,028       --        82         523,129       601,850
       Units redeemed.....................    (119,255)    (136,527)    (362)       (1)     (1,426,735)   (1,802,428)
                                           -----------  -----------   -------    ------   ------------  ------------
    Units outstanding at end of period....     239,174      350,845       73       435       3,844,300     4,747,906
                                           ===========  ===========   =======    ======   ============  ============

--------
(ab)Previously known as STI Classic Small Cap Value Equity
(ac)Previously known as Rydex OTC
(ad)Previously known as Van Kampen UIF Equity Growth

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                The Universal               The Universal           The Universal
                                           Institutional Funds, Inc.  Institutional Funds, Inc.  Institutional Funds, Inc.
                                                 Sub-Account                 Sub-Account             Sub-Account
                                           ------------------------  --------------------------  ------------------------
                                               Van Kampen UIF              Van Kampen UIF          Van Kampen UIF
                                                  Core Plus                   Emerging              Global Value
                                              Fixed Income (ae)            Markets Equity              Equity
                                           ------------------------  --------------------------  ------------------------
                                              2008         2007          2008          2007        2008         2007
                                           ----------   ----------   ------------  ------------   --------     --------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss).............. $   40,414   $   38,781   $   (726,490) $   (780,936) $    434     $    226
Net realized gains (losses)...............    (29,939)       4,479     15,199,742    18,870,282    10,707        8,233
Change in unrealized gains (losses).......   (176,388)      26,766    (47,927,754)    2,895,074   (29,817)      (5,150)
                                           ----------   ----------   ------------  ------------   --------     --------
Increase (decrease) in net assets from
 operations...............................   (165,913)      70,026    (33,454,502)   20,984,420   (18,676)       3,309
                                           ----------   ----------   ------------  ------------   --------     --------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits..................................         --           --         38,894       153,157        --           --
Benefit payments..........................   (101,189)      (6,235)      (560,601)   (1,288,624)       --           --
Payments on termination...................   (223,597)    (130,700)    (8,313,929)  (13,550,815)   (3,823)     (14,445)
Contract maintenance charge...............       (389)        (346)       (15,069)      (17,131)      (39)         (61)
Transfers among the sub-accounts and with
 the Fixed Account--net...................   (288,286)     (23,228)    (2,076,193)   (2,705,129)     (626)       6,667
Adjustment to net assets allocated to
 contract in payout period................         --           --             --            --        --           --
                                           ----------   ----------   ------------  ------------   --------     --------
Increase (decrease) in net assets from
 contract transactions....................   (613,461)    (160,509)   (10,926,898)  (17,408,542)   (4,488)      (7,839)
                                           ----------   ----------   ------------  ------------   --------     --------
INCREASE (DECREASE) IN NET
 ASSETS...................................   (779,374)     (90,483)   (44,381,400)    3,575,878   (23,164)      (4,530)
NET ASSETS AT BEGINNING OF
 PERIOD...................................  1,772,824    1,863,307     66,623,063    63,047,185    49,697       54,227
                                           ----------   ----------   ------------  ------------   --------     --------
NET ASSETS AT END OF PERIOD............... $  993,450   $1,772,824   $ 22,241,663  $ 66,623,063  $ 26,533     $ 49,697
                                           ==========   ==========   ============  ============   ========     ========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period...............................    138,973      151,332      2,501,960     3,269,652     3,318        3,871
       Units issued.......................      1,555        3,407        242,129       574,683        55          408
       Units redeemed.....................    (52,644)     (15,766)      (773,006)   (1,342,375)     (369)        (961)
                                           ----------   ----------   ------------  ------------   --------     --------
    Units outstanding at end of period....     87,884      138,973      1,971,083     2,501,960     3,004        3,318
                                           ==========   ==========   ============  ============   ========     ========

--------
(ae)Previously known as Van Kampen UIF Fixed Income

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                           The Universal                  The Universal              The Universal
                                          Institutional Funds, Inc. Institutional Funds, Inc.  Institutional Funds, Inc.
                                            Sub-Account                    Sub-Account                Sub-Account
                                          ------------------------  -------------------------  -------------------------
                                                                          Van Kampen UIF
                                           Van Kampen UIF                 International              Van Kampen UIF
                                             High Yield                       Magnum                 Mid Cap Growth
                                          ------------------------  -------------------------  -------------------------
                                            2008         2007           2008          2007         2008          2007
                                            -------       ------    ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)............. $   639       $  648      $    436,006  $   (69,380) $   (237,716) $  (655,904)
Net realized gains (losses)..............     379          179         2,996,354    6,995,310     7,622,383    5,925,571
Change in unrealized gains (losses)......  (3,104)        (610)      (19,163,731)  (2,006,449)  (23,201,476)   2,036,135
                                            -------       ------    ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 operations..............................  (2,086)         217       (15,731,371)   4,919,481   (15,816,809)   7,305,802
                                            -------       ------    ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits.................................      --          176            38,644       59,454        36,385       61,588
Benefit payments.........................      --           --          (729,282)    (753,553)     (876,195)    (913,368)
Payments on termination..................  (1,097)        (235)       (4,891,704)  (7,942,540)   (4,217,896)  (7,731,699)
Contract maintenance charge..............     (17)         (14)          (10,081)     (11,273)       (8,723)      (9,360)
Transfers among the sub-accounts and
 with the Fixed Account--net.............    (442)         113          (362,661)   1,573,457    (1,238,388)    (638,528)
Adjustment to net assets allocated to
 contract in payout period...............      --           --                --           --            --           --
                                            -------       ------    ------------  -----------  ------------  -----------
Increase (decrease) in net assets from
 contract transactions...................  (1,556)          40        (5,955,084)  (7,074,455)   (6,304,817)  (9,231,367)
                                            -------       ------    ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET
 ASSETS..................................  (3,642)         257       (21,686,455)  (2,154,974)  (22,121,626)  (1,925,565)
NET ASSETS AT BEGINNING OF
 PERIOD..................................   8,984        8,727        38,583,548   40,738,522    38,131,515   40,057,080
                                            -------       ------    ------------  -----------  ------------  -----------
NET ASSETS AT END OF PERIOD.............. $ 5,342       $8,984      $ 16,897,093  $38,583,548  $ 16,009,889  $38,131,515
                                            =======       ======    ============  ===========  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of
     period..............................     644          641         2,796,650    3,317,377     2,085,370    2,642,285
       Units issued......................     103           21           276,521      533,810       208,778      370,367
       Units redeemed....................    (243)         (18)         (831,602)  (1,054,537)     (620,495)    (927,282)
                                            -------       ------    ------------  -----------  ------------  -----------
    Units outstanding at end of period...     504          644         2,241,569    2,796,650     1,673,653    2,085,370
                                            =======       ======    ============  ===========  ============  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                              The Universal               The Universal           The Universal
                                        Institutional Funds, Inc.   Institutional Funds, Inc.  Institutional Funds, Inc.
                                               Sub-Account                 Sub-Account             Sub-Account
                                       --------------------------  --------------------------  ------------------------
                                             Van Kampen UIF              Van Kampen UIF
                                              U.S. Mid Cap                  U.S. Real             Van Kampen UIF
                                                  Value                      Estate                   Value
                                       --------------------------  --------------------------  ------------------------
                                           2008          2007          2008          2007         2008         2007
                                       ------------  ------------  ------------  ------------   ---------     --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   (698,025) $ (1,389,434) $    606,872  $   (395,737) $   2,992     $    503
Net realized gains (losses)...........   23,613,993    23,909,137    13,372,956    15,403,902     (1,945)      35,657
Change in unrealized gains
 (losses).............................  (64,554,584)  (13,719,771)  (27,749,353)  (26,369,714)   (74,650)     (45,909)
                                       ------------  ------------  ------------  ------------   ---------     --------
Increase (decrease) in net assets
 from operations......................  (41,638,616)    8,799,932   (13,769,525)  (11,361,549)   (73,603)      (9,749)
                                       ------------  ------------  ------------  ------------   ---------     --------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................      108,137       292,438        67,909       126,004         --           --
Benefit payments......................   (1,614,256)   (2,296,562)     (740,885)   (1,140,748)   (24,376)     (17,796)
Payments on termination...............  (15,632,639)  (24,544,311)   (7,395,946)  (14,073,573)   (57,624)     (45,949)
Contract maintenance charge...........      (76,780)      (94,569)      (12,443)      (16,583)       (99)        (120)
Transfers among the sub-accounts
 and with the Fixed
 Account--net.........................   (7,130,375)   (6,649,644)   (4,170,629)   (6,437,317)   (11,169)     (15,951)
Adjustment to net assets allocated
 to contract in payout period.........           --            --            --            --         --           --
                                       ------------  ------------  ------------  ------------   ---------     --------
Increase (decrease) in net assets
 from contract transactions...........  (24,345,913)  (33,292,648)  (12,251,994)  (21,542,217)   (93,268)     (79,816)
                                       ------------  ------------  ------------  ------------   ---------     --------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (65,984,529)  (24,492,716)  (26,021,519)  (32,903,766)  (166,871)     (89,565)
NET ASSETS AT BEGINNING
 OF PERIOD............................  116,996,415   141,489,131    46,609,395    79,513,161    252,445      342,010
                                       ------------  ------------  ------------  ------------   ---------     --------
NET ASSETS AT END OF
 PERIOD............................... $ 51,011,886  $116,996,415  $ 20,587,876  $ 46,609,395  $  85,574     $252,445
                                       ============  ============  ============  ============   =========     ========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    7,725,721     9,904,008     1,726,345     2,396,508     17,265       22,196
       Units issued...................      369,799       844,636       101,367       217,708        235        1,682
       Units redeemed.................   (2,265,068)   (3,022,923)     (576,321)     (887,871)    (8,394)      (6,613)
                                       ------------  ------------  ------------  ------------   ---------     --------
    Units outstanding at end of
     period...........................    5,830,452     7,725,721     1,251,391     1,726,345      9,106       17,265
                                       ============  ============  ============  ============   =========     ========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    The Universal Institutional The Universal Institutional The Universal Institutional
                                     Funds, Inc. (Class II)       Funds, Inc. (Class II)      Funds, Inc. (Class II)
                                           Sub-Account                 Sub-Account                 Sub-Account
                                    --------------------------  -------------------------   -------------------------
                                         Van Kampen UIF               Van Kampen UIF              Van Kampen UIF
                                            Emerging                     Emerging                   Equity and
                                     Markets Debt (Class II)    Markets Equity (Class II)       Income (Class II)
                                    --------------------------  -------------------------   -------------------------
                                        2008          2007          2008           2007         2008           2007
                                    -----------   -----------   ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $ 1,374,430   $ 1,648,176   $   (442,670)  $  (482,862) $    507,706   $   131,775
Net realized gains (losses)........     (55,857)      964,183      8,535,830     7,942,219       889,973     4,199,402
Change in unrealized gains
 (losses)..........................  (5,565,198)   (1,242,001)   (27,939,017)    4,838,731   (18,767,451)   (2,806,181)
                                    -----------   -----------   ------------   -----------  ------------   -----------
Increase (decrease) in net assets
 from operations...................  (4,246,625)    1,370,358    (19,845,857)   12,298,088   (17,369,772)    1,524,996
                                    -----------   -----------   ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................     210,877     1,148,845         25,704       154,221       384,086     3,293,524
Benefit payments...................    (186,771)     (271,346)      (202,464)     (495,274)   (1,622,106)   (1,700,401)
Payments on termination............  (3,391,622)   (2,918,636)    (6,091,790)   (3,350,307)   (9,435,717)   (6,521,807)
Contract maintenance charge........    (109,214)     (109,152)      (125,593)     (149,797)     (206,201)     (202,440)
Transfers among the
 sub-accounts and with the
 Fixed Account--net................  (2,120,539)     (133,539)    (3,153,369)   (1,722,916)   (5,536,936)    1,563,592
Adjustment to net assets
 allocated to contract in payout
 period............................          --            --             --            --            --            --
                                    -----------   -----------   ------------   -----------  ------------   -----------
Increase (decrease) in net assets
 from contract transactions........  (5,597,269)   (2,283,828)    (9,547,512)   (5,564,073)  (16,416,874)   (3,567,532)
                                    -----------   -----------   ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS........................  (9,843,894)     (913,470)   (29,393,369)    6,734,015   (33,786,646)   (2,042,536)
NET ASSETS AT
 BEGINNING OF
 PERIOD............................  28,785,587    29,699,057     41,679,273    34,945,258    81,720,778    83,763,314
                                    -----------   -----------   ------------   -----------  ------------   -----------
NET ASSETS AT END OF
 PERIOD............................ $18,941,693   $28,785,587   $ 12,285,904   $41,679,273  $ 47,934,132   $81,720,778
                                    ===========   ===========   ============   ===========  ============   ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........   1,611,492     1,754,748        945,069     1,095,016     5,858,010     6,060,607
       Units issued................     153,771       279,929         64,436       122,643       645,822     1,372,871
       Units redeemed..............    (501,181)     (423,185)      (355,236)     (272,590)   (1,947,789)   (1,575,468)
                                    -----------   -----------   ------------   -----------  ------------   -----------
    Units outstanding at end of
     period........................   1,264,082     1,611,492        654,269       945,069     4,556,043     5,858,010
                                    ===========   ===========   ============   ===========  ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                        The Universal Institutional    The Universal Institutional The Universal Institutional
                                          Funds, Inc. (Class II)         Funds, Inc. (Class II)     Funds, Inc. (Class II)
                                               Sub-Account                     Sub-Account               Sub-Account
                                        -----------------------------  --------------------------  --------------------------
                                                                             Van Kampen UIF             Van Kampen UIF
                                              Van Kampen UIF                     Global                  Int'l Growth
                                        Capital Growth (Class II) (af)    Franchise (Class II)        Equity (Class II)
                                        -----------------------------  --------------------------  --------------------------
                                            2008            2007           2008          2007          2008          2007
                                         ------------    -----------   ------------  ------------   -----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM OPERATIONS
Net investment income (loss)........... $   (219,661)   $  (305,321)   $     68,425  $ (2,028,160) $   (71,686)   $  (72,211)
Net realized gains (losses)............      407,488      1,419,511       4,898,031    14,667,921      (65,365)      241,110
Change in unrealized gains
 (losses)..............................   (8,507,557)     2,222,472     (37,643,881)   (3,583,434)  (2,475,294)      344,536
                                         ------------    -----------   ------------  ------------   -----------   ----------
Increase (decrease) in net assets from
 operations............................   (8,319,730)     3,336,662     (32,677,425)    9,056,327   (2,612,345)      513,435
                                         ------------    -----------   ------------  ------------   -----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS FROM CONTRACT
 TRANSACTIONS
Deposits...............................       19,611        145,375         363,891     6,840,725       54,420       159,388
Benefit payments.......................     (961,364)      (323,329)     (1,224,761)   (1,534,229)     (40,021)      (41,399)
Payments on termination................     (982,266)    (1,818,628)    (11,057,698)  (10,034,933)    (426,249)     (257,608)
Contract maintenance charge............      (35,805)       (41,702)       (377,184)     (395,157)     (21,536)      (22,933)
Transfers among the sub-accounts
 and with the Fixed
 Account--net..........................     (972,853)    (1,402,915)     (7,026,071)    1,290,073      895,829     1,096,018
Adjustment to net assets allocated to
 contract in payout period.............           --             --              --            --           --            --
                                         ------------    -----------   ------------  ------------   -----------   ----------
Increase (decrease) in net assets from
 contract transactions.................   (2,932,677)    (3,441,199)    (19,321,823)   (3,833,521)     462,443       933,466
                                         ------------    -----------   ------------  ------------   -----------   ----------
INCREASE (DECREASE) IN NET
 ASSETS................................  (11,252,407)      (104,537)    (51,999,248)    5,222,806   (2,149,902)    1,446,901
NET ASSETS AT BEGINNING
 OF PERIOD.............................   18,704,531     18,809,068     119,171,274   113,948,468    5,211,827     3,764,926
                                         ------------    -----------   ------------  ------------   -----------   ----------
NET ASSETS AT END OF
 PERIOD................................ $  7,452,124    $18,704,531    $ 67,172,026  $119,171,274  $ 3,061,925    $5,211,827
                                         ============    ===========   ============  ============   ===========   ==========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    1,145,736      1,384,951       6,729,214     6,893,393      432,590       350,835
       Units issued....................      142,882        154,318         612,502     1,374,811      228,618       216,934
       Units redeemed..................     (367,170)      (393,533)     (1,901,301)   (1,538,990)    (158,950)     (135,179)
                                         ------------    -----------   ------------  ------------   -----------   ----------
    Units outstanding at end of
     period............................      921,448      1,145,736       5,440,415     6,729,214      502,258       432,590
                                         ============    ===========   ============  ============   ===========   ==========

--------
(af)Previously known as Van Kampen UIF Equity Growth (Class II)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    The Universal Institutional The Universal Institutional The Universal Institutional
                                      Funds, Inc. (Class II)      Funds, Inc. (Class II)      Funds, Inc. (Class II)
                                           Sub-Account                 Sub-Account                 Sub-Account
                                    -------------------------   -------------------------   -------------------------
                                                                      Van Kampen UIF              Van Kampen UIF
                                          Van Kampen UIF              Small Company                U.S. Mid Cap
                                    Mid Cap Growth (Class II)       Growth (Class II)            Value (Class II)
                                    -------------------------   -------------------------   -------------------------
                                        2008           2007         2008           2007         2008           2007
                                    ------------   -----------  ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $   (447,632)  $  (982,088) $   (286,107)  $  (443,467) $   (555,740)  $  (934,962)
Net realized gains (losses)........   10,722,001     5,322,413     1,148,490     3,668,044    15,734,906    11,429,363
Change in unrealized gains
 (losses)..........................  (36,884,476)    6,223,096    (9,586,835)   (2,755,794)  (45,707,511)   (5,498,773)
                                    ------------   -----------  ------------   -----------  ------------   -----------
Increase (decrease) in net assets
 from operations...................  (26,610,107)   10,563,421    (8,724,452)      468,783   (30,528,345)    4,995,628
                                    ------------   -----------  ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................      281,192     7,477,773        44,758       301,151       251,709     4,594,124
Benefit payments...................     (606,140)   (1,934,658)     (288,681)     (330,458)   (1,145,180)   (1,227,063)
Payments on termination............   (7,918,613)   (4,476,608)   (1,508,482)   (4,218,947)   (6,986,003)   (8,441,754)
Contract maintenance charge........     (216,008)     (206,890)      (67,225)      (89,111)     (263,742)     (296,034)
Transfers among the
 sub-accounts and with the
 Fixed Account--net................      106,184     1,756,905    (1,018,101)     (538,557)     (386,941)   (1,110,279)
Adjustment to net assets
 allocated to contract in
 payout period.....................           --            --            --            --            --            --
                                    ------------   -----------  ------------   -----------  ------------   -----------
Increase (decrease) in net assets
 from contract transactions........   (8,353,385)    2,616,522    (2,837,731)   (4,875,922)   (8,530,157)   (6,481,006)
                                    ------------   -----------  ------------   -----------  ------------   -----------
INCREASE (DECREASE) IN
 NET ASSETS........................  (34,963,492)   13,179,943   (11,562,183)   (4,407,139)  (39,058,502)   (1,485,378)
NET ASSETS AT
 BEGINNING OF
 PERIOD............................   62,806,775    49,626,832    23,183,819    27,590,958    79,805,730    81,291,108
                                    ------------   -----------  ------------   -----------  ------------   -----------
NET ASSETS AT END OF
 PERIOD............................ $ 27,843,283   $62,806,775  $ 11,621,636   $23,183,819  $ 40,747,228   $79,805,730
                                    ============   ===========  ============   ===========  ============   ===========
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........    3,587,382     3,034,858     1,182,095     1,424,812     4,183,056     4,424,664
       Units issued................    1,079,923     1,530,141        99,059       140,505       667,512       712,527
       Units redeemed..............   (1,497,389)     (977,617)     (269,999)     (383,222)   (1,126,722)     (954,135)
                                    ------------   -----------  ------------   -----------  ------------   -----------
    Units outstanding at end of
     period........................    3,169,916     3,587,382     1,011,155     1,182,095     3,723,846     4,183,056
                                    ============   ===========  ============   ===========  ============   ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                    The Universal Institutional       Van Kampen Life             Van Kampen Life
                                      Funds, Inc. (Class II)         Investment Trust            Investment Trust
                                            Sub-Account                 Sub-Account                 Sub-Account
                                    --------------------------  --------------------------  --------------------------
                                          Van Kampen UIF
                                             U.S. Real
                                         Estate (Class II)        LIT Capital Growth (ag)          LIT Comstock
                                    --------------------------  --------------------------  --------------------------
                                        2008          2007          2008          2007          2008          2007
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)....... $    798,200  $   (783,977) $   (330,647) $   (727,730) $    717,825  $    414,870
Net realized gains (losses)........   22,622,835    16,282,424    (1,837,373)   (1,287,249)    1,940,202     7,720,219
Change in unrealized gains
 (losses)..........................  (51,361,578)  (36,024,311)  (17,725,762)    8,916,296   (27,195,100)  (10,315,466)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from operations...................  (27,940,543)  (20,525,864)  (19,893,782)    6,901,317   (24,537,073)   (2,180,377)
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits...........................      272,405     6,592,025       268,457        75,777        51,191       123,133
Benefit payments...................   (1,208,293)   (2,093,109)     (856,061)     (999,534)   (1,484,499)   (2,813,838)
Payments on termination............   (8,209,237)  (11,071,384)   (4,587,830)   (9,444,089)   (8,901,669)  (21,194,264)
Contract maintenance charge........     (310,116)     (379,738)      (28,621)      (33,605)      (29,015)      (36,814)
Transfers among the
 sub-accounts and with the
 Fixed Account--net................   (3,536,483)   (2,695,103)   (1,504,129)   (2,835,365)   (5,643,692)   (1,411,016)
Adjustment to net assets allocated
 to contract in payout period......           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets
 from contract transactions........  (12,991,724)   (9,647,309)   (6,708,184)  (13,236,816)  (16,007,684)  (25,332,799)
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS........................  (40,932,267)  (30,173,173)  (26,601,966)   (6,335,499)  (40,544,757)  (27,513,176)
NET ASSETS AT
 BEGINNING OF
 PERIOD............................   88,471,741   118,644,914    45,412,223    51,747,722    78,669,661   106,182,837
                                    ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT END OF
 PERIOD............................ $ 47,539,474  $ 88,471,741  $ 18,810,257  $ 45,412,223  $ 38,124,904  $ 78,669,661
                                    ============  ============  ============  ============  ============  ============
UNITS OUTSTANDING
    Units outstanding at
     beginning of period...........    3,775,593     4,137,435     4,616,891     6,026,902     5,663,574     7,390,761
       Units issued................      781,237       836,414       304,861       349,795       262,657       753,760
       Units redeemed..............   (1,240,147)   (1,198,256)   (1,045,798)   (1,759,806)   (1,595,658)   (2,480,947)
                                    ------------  ------------  ------------  ------------  ------------  ------------
    Units outstanding at end of
     period........................    3,316,683     3,775,593     3,875,954     4,616,891     4,330,573     5,663,574
                                    ============  ============  ============  ============  ============  ============

--------
(ag)Previously known as Strat Growth I

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                                                 Van Kampen
                                            Van Kampen Life         Van Kampen Life            Life Investment
                                           Investment Trust         Investment Trust          Trust (Class II)
                                              Sub-Account             Sub-Account                Sub-Account
                                        ----------------------  -----------------------  --------------------------
                                                                       LIT Money                 LIT Capital
                                            LIT Government               Market            Growth (Class II) (ah)
                                        ----------------------  -----------------------  --------------------------
                                           2008        2007         2008        2007         2008          2007
                                        ----------  ----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss)........... $   42,175  $   53,943  $    22,958  $  106,086  $   (692,142) $ (1,133,388)
Net realized gains (losses)............    (10,048)        (57)          --          --       969,923     3,375,326
Change in unrealized gains
 (losses)..............................    (33,141)     32,771           --          --   (27,932,825)    6,663,483
                                        ----------  ----------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets from
 operations............................     (1,014)     86,657       22,958     106,086   (27,655,044)    8,905,421
                                        ----------  ----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT TRANSACTIONS
Deposits...............................      4,490       4,710       32,583      12,787       149,184       365,251
Benefit payments.......................         --     (29,223)     (56,836)   (231,283)     (543,110)   (1,392,501)
Payments on termination................   (207,185)   (334,413)  (1,664,249)   (605,629)   (6,723,619)   (7,196,736)
Contract maintenance charge............       (786)       (709)      (7,801)     (8,427)     (117,540)     (138,685)
Transfers among the sub-accounts
 and with the Fixed Account--
 net...................................    (28,667)     52,421    1,978,427   1,175,419    (2,461,863)   (2,627,300)
Adjustment to net assets allocated to
 contract in payout period.............         --          --           --          --            --            --
                                        ----------  ----------  -----------  ----------  ------------  ------------
Increase (decrease) in net assets from
 contract transactions.................   (232,148)   (307,214)     282,124     342,867    (9,696,948)  (10,989,971)
                                        ----------  ----------  -----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS............................   (233,162)   (220,557)     305,082     448,953   (37,351,992)   (2,084,550)
NET ASSETS AT BEGINNING
 OF PERIOD.............................  1,405,357   1,625,914    3,379,939   2,930,986    63,457,444    65,541,994
                                        ----------  ----------  -----------  ----------  ------------  ------------
NET ASSETS AT END OF
 PERIOD................................ $1,172,195  $1,405,357  $ 3,685,021  $3,379,939  $ 26,105,452  $ 63,457,444
                                        ==========  ==========  ===========  ==========  ============  ============
UNITS OUTSTANDING
    Units outstanding at beginning
     of period.........................    116,043     142,200      294,148     263,118     5,416,063     6,471,800
       Units issued....................     18,809      12,430      284,643     194,772       513,990       691,575
       Units redeemed..................    (38,493)    (38,587)    (259,895)   (163,742)   (1,513,846)   (1,747,312)
                                        ----------  ----------  -----------  ----------  ------------  ------------
    Units outstanding at end of
     period............................     96,359     116,043      318,896     294,148     4,416,207     5,416,063
                                        ==========  ==========  ===========  ==========  ============  ============

--------
(ah)Previously known as Strat Growth II

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                Van Kampen                  Van Kampen                  Van Kampen
                                             Life Investment              Life Investment            Life Investment
                                             Trust (Class II)            Trust (Class II)            Trust (Class II)
                                               Sub-Account                  Sub-Account                Sub-Account
                                       ---------------------------  --------------------------  -------------------------
                                                                       LIT Growth and Income        LIT Mid Cap Growth
                                         LIT Comstock (Class II)            (Class II)               (Class II) (ai)
                                       ---------------------------  --------------------------  -------------------------
                                            2008          2007          2008          2007          2008          2007
                                       -------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 OPERATIONS
Net investment income (loss).......... $   1,531,658  $   (296,555) $    318,418  $   (457,105) $   (259,356) $  (379,558)
Net realized gains (losses)...........     7,009,730    20,405,392     3,115,976    11,791,956     5,425,218    2,507,709
Change in unrealized gains
 (losses).............................  (104,699,949)  (31,519,323)  (50,606,944)   (9,370,433)  (14,096,010)   1,116,496
                                       -------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets
 from operations......................   (96,158,561)  (11,410,486)  (47,172,550)    1,964,418    (8,930,148)   3,244,647
                                       -------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS FROM
 CONTRACT
 TRANSACTIONS
Deposits..............................       600,481     4,338,690       448,881     2,765,323        75,220       35,592
Benefit payments......................    (3,911,096)   (5,282,318)   (2,639,827)   (2,845,552)      (56,023)    (326,222)
Payments on termination...............   (33,375,062)  (38,250,021)  (15,257,592)  (15,998,701)   (2,751,310)  (2,543,320)
Contract maintenance charge...........      (658,891)     (799,401)     (491,515)     (571,878)      (47,227)     (58,780)
Transfers among the sub-accounts
 and with the Fixed Account--
 net..................................   (15,139,508)   (7,477,046)   (7,226,819)      (39,087)     (122,616)  (1,249,301)
Adjustment to net assets allocated to
 contract in payout period............            --            --            --            --            --           --
                                       -------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets
 from contract transactions...........   (52,484,076)  (47,470,096)  (25,166,872)  (16,689,895)   (2,901,956)  (4,142,031)
                                       -------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSETS...........................  (148,642,637)  (58,880,582)  (72,339,422)  (14,725,477)  (11,832,104)    (897,384)
NET ASSETS AT BEGINNING
 OF PERIOD............................   297,888,327   356,768,909   157,176,108   171,901,585    21,082,302   21,979,686
                                       -------------  ------------  ------------  ------------  ------------  -----------
NET ASSETS AT END OF
 PERIOD............................... $ 149,245,690  $297,888,327  $ 84,836,686  $157,176,108  $  9,250,198  $21,082,302
                                       =============  ============  ============  ============  ============  ===========
UNITS OUTSTANDING
    Units outstanding at beginning
     of period........................    20,552,912    23,655,937     8,749,257     9,671,613     1,352,937    1,637,880
       Units issued...................     1,382,696     2,142,832       678,700     1,162,896       177,557      148,507
       Units redeemed.................    (5,601,436)   (5,245,857)   (2,349,469)   (2,085,252)     (397,997)    (433,450)
                                       -------------  ------------  ------------  ------------  ------------  -----------
    Units outstanding at end of
     period...........................    16,334,172    20,552,912     7,078,488     8,749,257     1,132,497    1,352,937
                                       =============  ============  ============  ============  ============  ===========

--------
(ai)Previously known as LIT Aggressive Growth (Class II)

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

                      STATEMENTS OF CHANGES IN NET ASSETS
                       For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                         Van Kampen
                                                                       Life Investment
                                                                      Trust (Class II)
                                                                         Sub-Account
                                                                  ------------------------
                                                                          LIT Money
                                                                      Market (Class II)
                                                                  ------------------------
                                                                      2008         2007
                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)..................................... $    57,700  $   968,605
Net realized gains (losses)......................................          --           --
Change in unrealized gains (losses)..............................          --           --
                                                                  -----------  -----------
Increase (decrease) in net assets from operations................      57,700      968,605
                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Deposits.........................................................     495,967    3,223,416
Benefit payments.................................................  (1,533,306)  (1,918,600)
Payments on termination..........................................  (7,804,928)  (5,824,947)
Contract maintenance charge......................................    (156,284)    (115,979)
Transfers among the sub-accounts and with the Fixed Account--net.  11,383,305    5,413,849
Adjustment to net assets allocated to contract in payout period..          --           --
                                                                  -----------  -----------
Increase (decrease) in net assets from contract transactions.....   2,384,754      777,739
                                                                  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS................................   2,442,454    1,746,344
NET ASSETS AT BEGINNING OF PERIOD................................  32,788,435   31,042,091
                                                                  -----------  -----------
NET ASSETS AT END OF PERIOD...................................... $35,230,889  $32,788,435
                                                                  ===========  ===========
UNITS OUTSTANDING
    Units outstanding at beginning of period.....................   3,117,995    3,034,832
       Units issued..............................................   2,857,851    2,610,478
       Units redeemed............................................  (2,627,985)  (2,527,315)
                                                                  -----------  -----------
    Units outstanding at end of period...........................   3,347,861    3,117,995
                                                                  ===========  ===========

                      See notes to financial statements.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Organization

   Allstate Financial Advisors Separate Account I (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company ("Allstate Life"). The assets of the Account are legally segregated from those of Allstate Life. Allstate Life is wholly owned by Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   On June 1, 2006, Allstate Life completed the disposal of substantially all of its variable annuity business through a combination of coinsurance and modified coinsurance reinsurance, and administrative services agreements with subsidiaries of Prudential Financial, Inc ("Prudential"). Prudential is responsible for servicing the individual annuity contracts, including those of the Account. The reinsurance agreements do not extinguish Allstate Life's contractual obligations to the contractholders. Allstate Life continues to be responsible for all contract terms and conditions. The obligations of Prudential under the reinsurance and administrative agreements are to Allstate Life. Allstate Life issues the following variable annuity contracts through the Account (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the
Account:

   Products marked with a "(C)" are closed to new contractholders but continue to accept deposits from existing contractholders.

    . AIM Lifetime America Variable Annuity Series (Classic, Freedom, and Regal) (C)
    .  AIM Lifetime Enhanced Choice/SM/ Variable Annuity (C)
    .  AIM Lifetime Plus/SM/ Variable Annuity (C)
    .  AIM Lifetime Plus/SM/ II Variable Annuity (C)
    .  Allstate Advisor Variable Annuity (Base, Plus, and Preferred)
    .  Allstate Advisor (STI) Variable Annuity (Base and Preferred) (C)
    .  Allstate Personal Retirement Manager (C)
    .  Allstate Provider Variable Annuity (C)
    .  Allstate Provider Variable Annuity Series (Advantage, Extra, and Ultra)
       (C)
    .  Allstate Retirement Access VA B Series
    .  Allstate Retirement Access VA L Series
    .  Allstate Retirement Access VA X Series
    .  Allstate Variable Annuity (Base and L-Share) (C)
    .  Morgan Stanley Variable Annuity (C)
    .  Morgan Stanley Variable Annuity II (C)
    .  Morgan Stanley Variable Annuity II Asset Manager (C)
    .  Morgan Stanley Variable Annuity 3 (C)
    .  Morgan Stanley Variable Annuity 3 Asset Manager (C)
    .  Preferred Client Variable Annuity (C)
    .  Putnam Allstate Advisor Variable Annuity (Base, Plus, Preferred, Apex)
       (C)
    .  Scudder Horizon Advantage Variable Annuity (C)
    .  Select Directions Variable Annuity (C)
    .  STI Classic Variable Annuity (C)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Absent any Contract provisions wherein Allstate Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

Advanced Series Trust                                  Advanced Series Trust (continued)
(For the period beginning July 30, 2007 and ended          AST Investment Grade Bond (For the period
  December 31, 2008):                                         beginning January 28, 2008 and ended
    AST Academic Strategies Asset Allocation                  December 31, 2008)
       (Previously known as AST Balanced Asset             AST JPMorgan International Equity
       Allocation Portfolio)                               AST Large-Cap Value
    AST Advanced Strategies                                AST Lord Abbett Bond Debenture
    AST Aggressive Asset Allocation                        AST Marsico Capital Growth
    AST AllianceBernstein Core Value                       AST MFS Global Equity
    AST AllianceBernstein Growth & Income                  AST MFS Growth
    AST American Century Income & Growth                   AST Mid-Cap Value
    AST Balanced Asset Allocation (Previously known        AST Money Market
       Previously known as AST Conservative Asset          AST Neuberger Berman/LSV Mid-Cap Value
       Allocation Portfolio)                                  (Previously known as AST Neuberger
    AST Bond Portfolio 2018 (For the period                   Berman Mid-Cap Value)
       beginning January 28, 2008 and ended                AST Neuberger Berman Mid-Cap Growth
       December 31, 2008)                                  AST Neuberger Berman Small-Cap Growth
    AST Bond Portfolio 2019 (For the period                AST Niemann Capital Growth Asset Allocation
       beginning January 28, 2008 and ended                AST Parametric Emerging Markets Equity
       December 31, 2008)                                     (Previously known as AST Neuberger
    AST Capital Growth Asset Allocation                       Berman Mid-Cap Value Portfolio)
    AST CLS Growth Asset Allocation                        AST PIMCO Limited Maturity Bond
    AST CLS Moderate Asset Allocation                      AST PIMCO Total Return Bond
    AST Cohen & Steers Realty                              AST Preservation Asset Allocation
    AST DeAm Large-Cap Value                               AST QMA US Equity Alpha (Previously known
    AST DeAm Small-Cap Value (For the period                  as AST AllianceBernstein Managed Index
       beginning January 1, 2008 and ended                    500 Portfolio)
       July 18, 2008)                                      AST Schroders Multi-Asset World Strategies
    AST Federated Aggressive Growth                           (Previously known as AST American
    AST First Trust Balanced Target                           Century Strategic Allocation Portfolio)
    AST First Trust Capital Appreciation Target            AST Small-Cap Growth
    AST Focus Four Plus Portfolio (For the period          AST Small-Cap Value
       beginning July 21, 2008 and ended                   AST T. Rowe Price Asset Allocation
       December 31, 2008)                                  AST T. Rowe Price Global Bond
    AST Global Real Estate (For the period beginning       AST T. Rowe Price Large-Cap Growth
       July 21, 2008 and ended December 31, 2008)          AST T. Rowe Price Natural Resources
    AST Goldman Sachs Concentrated Growth                  AST UBS Dynamic Alpha
    AST Goldman Sachs Mid-Cap Growth                       AST Western Assets Core Plus Bond (For period
    AST Goldman Sachs Small-Cap Value                         beginning November 19, 2007, and ended
    AST High Yield                                            December 31, 2008)*
    AST Horizon Growth Asset Allocation
    AST Horizon Moderate Asset Allocation              AIM Variable Insurance Funds
    AST International Growth                               AIM V. I. Basic Balanced
    AST International Value                                AIM V. I. Basic Value

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AIM Variable Insurance Funds (continued)               American Century Variable Portfolios, Inc.
    AIM V. I. Capital Appreciation                         American Century VP Balanced
    AIM V. I. Capital Development                          American Century VP International
    AIM V. I. Core Equity
    AIM V. I. Diversified Income                       Dreyfus Socially Responsible Growth Fund, Inc.
    AIM V. I. Government Securities                        Dreyfus Socially Responsible Growth Fund
    AIM V. I. High Yield
    AIM V. I. International Growth                     Dreyfus Stock Index Fund
    AIM V. I. Large Cap Growth                             Dreyfus Stock Index Fund
    AIM V. I. Mid Cap Core Equity
    AIM V. I. Money Market                             Dreyfus Variable Investment Fund
    AIM V. I. Technology                                   VIF Growth & Income
    AIM V. I. Utilities                                    VIF Money Market
                                                           VIF Small Company Stock (Closed on
AIM Variable Insurance Funds Series II                        April 30, 2007)
    AIM V. I. Basic Balanced II
    AIM V. I. Basic Value II                           DWS Variable Series I
    AIM V. I. Capital Appreciation II                      DWS Bond VIP A
    AIM V. I. Capital Development II                       DWS Capital Growth VIP A
    AIM V. I. Core Equity II                               DWS Global Opportunities VIP A
    AIM V. I. Diversified Income II                        DWS Growth and Income VIP A
    AIM V. I. Government Securities II                     DWS International VIP A
    AIM V. I. High Yield II
    AIM V. I. International Growth II                  DWS Variable Series II
    AIM V. I. Large Cap Growth II                          DWS Balanced VIP A II
    AIM V. I. Mid Cap Core Equity II                       DWS Money Market VIP A II
    AIM V. I. Money Market II                              DWS Small Cap Growth VIP A II
    AIM V. I. Technology II
    AIM V. I. Utilities II                             Federated Insurance Series
                                                           Federated Prime Money Fund II
AllianceBernstein Variable Product Series Fund
    AllianceBernstein VPS Growth (Previously known     Fidelity Variable Insurance Products Fund
       as AllianceBernstein Growth)                        VIP Contrafund
    AllianceBernstein VPS Growth & Income                  VIP Equity-Income
       (Previously known as AllianceBernstein              VIP Growth
       Growth & Income)                                    VIP High Income
    AllianceBernstein VPS International Value              VIP Index 500
       (Previously known as AllianceBernstein              VIP Investment Grade Bond
       International Value)                                VIP Overseas
    AllianceBernstein VPS Large Cap Growth
       (Previously known as AllianceBernstein Large    Fidelity Variable Insurance Products Fund
       Cap Growth)                                     (Service Class 2)
    AllianceBernstein VPS Small/Mid Cap Value              VIP Asset Manager Growth (Service Class 2)
       (Previously known as AllianceBernstein              VIP Contrafund (Service Class 2)
       Small/Mid Cap Value)                                VIP Equity-Income (Service Class 2)
    AllianceBernstein VPS Utility Income (Previously       VIP Freedom 2010 Portfolio (Service Class 2)
       known as AllianceBernstein Utility Income)          VIP Freedom 2020 Portfolio (Service Class 2)
    AllianceBernstein VPS Value (Previously known          VIP Freedom 2030 Portfolio (Service Class 2)
       as AllianceBernstein Value)                         VIP Freedom Income Portfolio (Service Class 2)
                                                           VIP Growth & Income (Service Class 2)
                                                           VIP Growth (Service Class 2)
                                                           VIP Growth Stock Portfolio (Service Class 2)
                                                              (Previously known as VIP Freedom Growth
                                                              Stock Portfolio (Service Class 2))

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fidelity Variable Insurance Products Fund                 Legg Mason Variable Income Trust
(Service Class 2) (continued)                                 Legg Mason Variable All Cap Portfolio I (On
    VIP High Income (Service Class 2)                            April 27, 2007, merged into Legg Mason
    VIP Index 500 (Service Class 2)                              Variable Fundamental Value Portfolio)
    VIP Investment Grade Bond (Service Class 2)               Legg Mason Variable Fundamental
    VIP MidCap (Service Class 2)                                 Value Portfolio
    VIP Money Market (Service Class 2)
    VIP Overseas (Service Class 2)                        Legg Mason Partners Variable Portfolios I, Inc
                                                              Legg Mason Variable Investors Portfolio I
Franklin Templeton Variable Insurance
Products Trust                                            Lord Abbett Series Fund
    Franklin Flex Cap Growth Securities                       All Value
    Franklin Growth and Income Securities                     Bond-Debenture
    Franklin High Income Securities                           Growth and Income
    Franklin Income Securities                                Growth Opportunities
    Franklin Large Cap Growth Securities                      Mid-Cap Value
    Franklin Small Cap Value Securities
    Franklin Small-Mid Cap Growth Securities              MFS Variable Insurance Trust
    Franklin U.S. Government                                  MFS Growth (Previously known as MFS
    Mutual Discovery Securities                                  Emerging Growth)
    Mutual Shares Securities                                  MFS High Income
    Templeton Developing Markets Securities                   MFS Investors Trust
    Templeton Foreign Securities                              MFS New Discovery
    Templeton Global Income Securities                        MFS Research
    Templeton Growth Securities                               MFS Research Bond
    Franklin Templeton VIP Founding Funds                     MFS Utilities
       Allocation (For the period beginning May 1,
       2008 and ended December 31, 2008)                  MFS Variable Insurance Trust (Service Class)
                                                              MFS Growth (Service Class) (Previously known
Goldman Sachs Variable Insurance Trust                           as MFS Emerging Growth (Service Class))
    VIT Capital Growth                                        MFS Investors Trust (Service Class)
    VIT Growth and Income                                     MFS New Discovery (Service Class)
    VIT Mid Cap Value                                         MFS Research (Service Class)
    VIT Strategic International Equity (Previously            MFS Utilities (Service Class)
       known as VIT International Equity)
    VIT Structured Small Cap Equity                       Morgan Stanley Variable Investment Series
    VIT Structured U. S. Equity                               Aggressive Equity
                                                              Dividend Growth
Janus Aspen Series                                            Capital Opportunities (Previously known
    Forty Portfolio                                              as Equity)
                                                              European Equity (Previously known as
Janus Aspen Series (Service Shares)                              European Growth)
    Foreign Stock (Service Shares) (On April 30, 2008         Global Advantage
       Foreign Stock (Service Shares) merged into             Global Dividend Growth
       International Growth (Service Shares))                 High Yield
    International Growth (Service Shares) (On April 30,       Income Builder
       2008 Foreign Stock (Service Shares) merged             Income Plus (Previously known as Quality
       into International Growth (Service Shares))               Income Plus)
                                                              Limited Duration
Lazard Retirement Series, Inc.                                Money Market
    Emerging Markets Equity                                   S&P 500 Index

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Morgan Stanley Variable Investment Series                Oppenheimer Variable Account Funds
(continued)                                              (Service Shares ("SS")) (continued)
    Strategist                                               Oppenheimer MidCap Fund (SS)
    Utilities                                                Oppenheimer Strategic Bond (SS)

Morgan Stanley Variable Investment Series                Profunds VP
(Class Y Shares)                                             ProFund VP Consumer Services*
    Aggressive Equity (Class Y Shares)                       ProFund VP Consumer Goods Portfolio*
    Dividend Growth (Class Y Shares)                         ProFund VP Financials*
    Capital Opportunities (Class Y Shares) (Previously       ProFund VP Health Care*
       known as Equity (Class Y Shares))                     ProFund VP Industrials*
    European Equity (Class Y Shares) (Previously             ProFund VP Mid-Cap Growth*
       known as European Growth (Class Y Shares))            ProFund VP Mid-Cap Value*
    Global Advantage (Class Y Shares)                        ProFund VP Real Estate*
    Global Dividend Growth (Class Y Shares)                  ProFund VP Small-Cap Growth*
    High Yield (Class Y Shares)                              ProFund VP Small-Cap Value*
    Income Builder (Class Y Shares)                          ProFund VP Telecommunications*
    Income Plus (Class Y Shares) (Previously known           ProFund VP Utilities*
       as Quality Income Plus (Class Y Shares))              ProFund VP Large-Cap Growth*
    Limited Duration (Class Y Shares)                        ProFund VP Large-Cap Value*
    Money Market (Class Y Shares)
    S&P 500 Index (Class Y Shares)                       PIMCO Variable Insurance Trust
    Strategist (Class Y Shares)                              Foreign Bond (US Dollar Hedged) (Previously
    Utilities (Class Y Shares)                                  known as Foreign Bond)
                                                             Money Market
Neuberger & Berman Advisors Management Trust                 PIMCO Total Return
    AMT Mid-Cap Growth*                                      PIMCO VIT Commodity Real Return Strategy
    AMT Partners                                             PIMCO VIT Emerging Markets Bond
                                                                (Advisor Shares)
Oppenheimer Variable Account Funds                           PIMCO VIT RealReturn (Advisor Shares)
    Oppenheimer Balanced                                     PIMCO VIT Total Return (Advisor Shares)
    Oppenheimer Capital Appreciation
    Oppenheimer Core Bond                                Premier Variable Insurance Trust
    Oppenheimer Global Securities                            OpCap Balanced
    Oppenheimer High Income                                  NACM Small Cap (Previously known as OpCap
    Oppenheimer Main Street                                     Small Cal)
    Oppenheimer Main Street Small Cap (Previously
       known as Oppenheimer Main Street Small            Putnam Variable Trust
       Cap Growth (SC))                                      VT American Government Income
    Oppenheimer MidCap Fund                                  VT Capital Appreciation
    Oppenheimer Strategic Bond                               VT Capital Opportunities
                                                             VT Discovery Growth
Oppenheimer Variable Account Funds                           VT Diversified Income
(Service Shares ("SS"))                                      VT Equity Income
    Oppenheimer Balanced (SS)                                VT The George Putnam Fund of Boston
    Oppenheimer Capital Appreciation (SS)                    VT Global Asset Allocation
    Oppenheimer Core Bond (SS)                               VT Global Equity
    Oppenheimer Global Securities (SS)                       VT Growth and Income
    Oppenheimer High Income (SS)                             VT Growth Opportunities
    Oppenheimer Main Street (SS)                             VT Health Sciences
    Oppenheimer Main Street Small Cap (SS)                   VT High Yield

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Putnam Variable Trust (continued)                    The Universal Institutional Funds, Inc. (continued)
    VT Income                                            Van Kampen UIF Core Plus Fixed Income
    VT International Equity                                 (Previously known as Van Kampen UIF
    VT International Growth and Income                      Fixed Income)
    VT International New Opportunities                   Van Kampen UIF Emerging Markets Equity
    VT Investors                                         Van Kampen UIF Global Value Equity
    VT Mid Cap Value                                     Van Kampen UIF High Yield
    VT Money Market                                      Van Kampen UIF International Magnum
    VT New Opportunities                                 Van Kampen UIF Mid Cap Growth
    VT New Value                                         Van Kampen UIF U.S. Mid Cap Value
    VT OTC & Emerging Growth                             Van Kampen UIF U.S. Real Estate
    VT Research                                          Van Kampen UIF Value
    VT Small Cap Value
    VT Utilities Growth and Income                   The Universal Institutional Funds, Inc. (Class II)
    VT Vista                                             Van Kampen UIF Capital Growth (Class II)
    VT Voyager                                              (Previously known as Van Kampen UIF
                                                            Equity Growth (Class II))
RidgeWorth Variable Trust                                Van Kampen UIF Emerging Markets Debt
    RidgeWorth Large Cap Core Equity (Previously            (Class II)
       known as STI Classic Large Cap Core Equity        Van Kampen UIF Emerging Markets Equity
       Fund)                                                (Class II)
    RidgeWorth Large Cap Growth Stock (Previously        Van Kampen UIF Equity and Income (Class II)
       known as STI Classic Large Cap Growth             Van Kampen UIF Global Franchise (Class II)
       Stock Fund)                                       Van Kampen UIF Int'l Growth Equity (Class II)
    RidgeWorth International Equity (On April 27,        Van Kampen UIF Mid Cap Growth (Class II)
       2007, merged into Federated Prime Money           Van Kampen UIF Small Company Growth
       Fund II)                                             (Class II)
    RidgeWorth Investment Grade Bond (Closed on          Van Kampen UIF U.S. Mid Cap Value (Class II)
       April 27, 2007)                                   Van Kampen UIF U.S. Real Estate (Class II)
    RidgeWorth Large Cap Value Equity (Previously
       known as STI Classic Large Cap Value Equity   Van Kampen Life Investment Trust
       Fund)                                             LIT Capital Growth (Previously known as LIT
    RidgeWorth Mid-Cap Core Equity Fund                     Strat Growth I)
       (Previously known as STI Classic Mid-Cap          LIT Comstock
       Core Equity Fund)                                 LIT Government
    RidgeWorth Small Cap Value Equity (Previously        LIT Money Market
       known as STI Classic Small Cap Value Equity
       Fund)                                         Van Kampen Life Investment Trust (Class II)
                                                         LIT Capital Growth (Class II) (Previously
Rydex Variable Trust                                        known as LIT Strat Growth II)
    Rydex VT Nasdaq 100 Strategy Fund (Previously        LIT Comstock (Class II)
       known as Rydex OTC)                               LIT Growth and Income (Class II)
                                                         LIT MidCap Growth (Class II)
The Universal Institutional Funds, Inc.                  LIT Money Market (Class II)
    Van Kampen UIF Capital Growth (Previously
       known as Van Kampen UIF Equity Growth)

--------
*  Fund was available, but had no assets at December 31, 2008

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The net assets are affected by the investment results of each fund, transactions by contractholders and certain contract expenses (see Note 3). The accompanying financial statements include only contractholders' purchase payments applicable to the variable portions of their contracts and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

   A contractholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

   Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.  Summary of Significant Accounting Policies

   Investments--Investments consist of shares of the Funds and are stated at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

   Fair Value of Financial Assets--The Account adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have an effect on the Account's determination of fair value.

   In determining fair value, the Account uses the market approach which utilizes market transaction data for the same or similar instruments. SFAS
No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

   Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. The Account uses prices that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices may be reduced. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

   Financial assets recorded on the Statements of Net Assets at fair value as of December 31, 2008 comprise investments and are categorized in the fair value hierarchy based on the reliability of inputs to the valuation techniques as follows:

   Level 1: Financial assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Level 2: Financial assets whose values are based on the following:
          a) Quoted prices for similar assets in active markets;
          b) Quoted prices for identical or similar assets in non-active markets.

   Level 3: Financial assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the financial assets.

   All investments during the respective periods consist of shares of the Funds that have daily quoted net asset values for identical assets that the Account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers.

   Contracts in payout (annuitization) period--Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table and Annuity 2000 Mortality Table, depending on the annuitization date. The assumed investment return is 3.72%, with 3.00% minimum and 6.00% maximum. The mortality risk is fully borne by Allstate Life and may result in additional amounts being transferred into the Account by Allstate Life to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the sub-accounts from Allstate Life but not yet received. Conversely, if amounts allocated exceed amounts required, transfers may be made to Allstate Life. A payable is established for amounts payable to Allstate Life from the sub-accounts but not yet paid.

   Dividends--Dividends declared by the Funds are recognized on the ex-dividend date.

   Net Realized Gains and Losses--Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

   Federal Income Taxes--The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The operations of the Account are included in the tax return of Allstate Life. Allstate Life is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

   The Account had no liability for unrecognized tax benefits at December 31, 2008 and there was no activity related to unrecognized tax benefits during the year. The Account believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

   Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   Adopted Accounting Standard--In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. The Account adopted the provisions of SFAS No. 157 for financial assets and financial liabilities recognized or disclosed at fair value on a recurring or non-recurring basis as of January 1, 2008. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Account adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have an effect on the Account's financial statements.

3.  Expenses

   Mortality and Expense Risk Charge--Allstate Life assumes mortality and expense risks, related to the operations of the Account and deducts charges daily at a rate ranging from 0.40% to 2.50% per annum of the daily net assets of the Account, based on the Contract and rider options selected. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the Contracts and certain expenses of the Contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the Contracts. Allstate Life guarantees that the amount of this charge will not increase over the life of the Contracts. At the contractholder's discretion, additional options, may be purchased for an additional charge. For certain living benefits, that charge is based on a protected withdrawal value and is deducted as units.

   Administrative Expense Charge--Allstate Life deducts administrative expense charges daily at a rate ranging from 0% to 0.30% per annum of the average daily net assets of the Account. The contract will specify which rate applies. The administrative expense charge is recognized as a reduction in accumulation unit values.

   Contract Maintenance Charge--Allstate Life deducts an annual maintenance charge up to $35, depending upon the contract, on each contract anniversary and guarantees that this charge will not increase over the life of the contract. This charge will be waived if certain conditions are met. Allstate Life deducts a monthly fee for contracts with Retirement Income Guarantee Riders at rates ranging from 0.05% to 0.30% per annum of the income base. The income base is comprised of either the contract value on the date the rider option is purchased and is adjusted for subsequent purchases or withdrawals or the highest contract value on any anniversary date adjusted for subsequent purchases or withdrawals, depending on the rider option selected. The contract maintenance charge is recognized as redemption of units.

   Withdrawal Charge--In the event of withdrawal of the account value during a specified period, a withdrawal charge may be imposed. The withdrawal charge varies by contract and ranges from 0.5%-9.00% in the first year of the contract and declines to 0% in various years as defined in the contract. The Preferred Client Variable Annuity does not charge a withdrawal charge. These amounts are included in payments on terminations but are remitted to Allstate Life.

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments

   The cost of purchases of investments for the year ended December 31, 2008 were as follows:

                                                               Purchases
                                                              -----------
      Investments in the Advanced Series Trust Sub-Accounts:
         AST Academic Strategies Asset Allocation (a)........ $15,132,856
         AST Advanced Strategies.............................   3,678,377
         AST Aggressive Asset Allocation.....................     240,398
         AST AllianceBernstein Core Value....................      94,812
         AST AllianceBernstein Growth & Income...............      34,133
         AST American Century Income & Growth................      14,129
         AST Balanced Asset Allocation (b)...................  10,959,929
         AST Bond Portfolio 2018 (c).........................   1,783,553
         AST Bond Portfolio 2019 (c).........................     210,102
         AST Capital Growth Asset Allocation.................  11,994,860
         AST CLS Growth Asset Allocation.....................     550,526
         AST CLS Moderate Asset Allocation...................   1,331,324
         AST Cohen & Steers Realty...........................      54,011
         AST DeAm Large-Cap Value............................      27,536
         AST DeAm Small-Cap Value (d)........................       6,362
         AST Federated Aggressive Growth.....................      28,650
         AST First Trust Balanced Target.....................   7,051,078
         AST First Trust Capital Appreciation Target.........  24,635,230
         AST Focus Four Plus (e).............................      25,170
         AST Global Real Estate (e)..........................         417
         AST Goldman Sachs Concentrated Growth...............      93,639
         AST Goldman Sachs Mid-Cap Growth....................      84,579
         AST Goldman Sachs Small-Cap Value...................       2,799
         AST High Yield......................................      52,622
         AST Horizon Growth Asset Allocation.................     246,628
         AST Horizon Moderate Asset Allocation...............     694,851
         AST International Growth............................     109,285
         AST International Value.............................     182,517
         AST Investment Grade Bond (c).......................  21,778,920
         AST JPMorgan International Equity...................      83,355
         AST Large-Cap Value.................................      47,521
         AST Lord Abbett Bond-Debenture......................      50,008
         AST Marsico Capital Growth..........................      82,061
         AST MFS Global Equity...............................     151,216
         AST MFS Growth......................................      17,688
         AST Mid-Cap Value...................................      45,135
         AST Money Market....................................   1,476,939

--------
(a)Previously known as AST Balanced Asset Allocation Portfolio
(b)Previously known as AST Conservative Asset Allocation Portfolio
(c)For the period beginning January 28, 2008 and ended December 31, 2008
(d)For the period beginning January 1, 2008 and ended July 18, 2008
(e)For the period beginning July 21, 2008 and ended December 31, 2008

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                          Purchases
                                                                         -----------
Investments in the Advanced Series Trust Sub-Accounts (continued):
   AST Neuberger Berman/LSV Mid-Cap Value (f)........................... $    53,197
   AST Neuberger Berman Mid-Cap Growth Portfolio........................      45,375
   AST Neuberger Berman Small-Cap Growth Portfolio......................       9,450
   AST Niemann Capital Growth Asset Allocation..........................     261,436
   AST Parametric Emerging Markets Equity (e)...........................       6,717
   AST PIMCO Limited Maturity Bond......................................     211,291
   AST PIMCO Total Return Bond..........................................     199,967
   AST Preservation Asset Allocation....................................   7,960,170
   AST QMA US Equity Alpha (g)..........................................     154,887
   AST Schroders Multi-Asset World Strategies (h).......................     793,284
   AST Small-Cap Growth.................................................       8,358
   AST Small-Cap Value..................................................      42,076
   AST T. Rowe Price Asset Allocation...................................   9,776,234
   AST T. Rowe Price Global Bond........................................      97,597
   AST T. Rowe Price Large-Cap Growth...................................      71,258
   AST T. Rowe Price Natural Resources..................................     133,882
   AST UBS Dynamic Alpha................................................   6,046,945
   Franklin Templeton VIP Founding Funds Allocation (i).................   4,945,565

Investments in the AIM Variable Insurance Funds Sub-Accounts:
   AIM V. I. Basic Balanced.............................................   2,482,563
   AIM V. I. Basic Value................................................   3,325,966
   AIM V. I. Capital Appreciation.......................................   1,212,823
   AIM V. I. Capital Development........................................   2,285,390
   AIM V. I. Core Equity................................................   4,669,138
   AIM V. I. Diversified Income.........................................   2,342,543
   AIM V. I. Government Securities......................................   5,872,846
   AIM V. I. High Yield.................................................   1,090,125
   AIM V. I. International Growth.......................................   1,957,582
   AIM V. I. Large Cap Growth...........................................     672,907
   AIM V. I. Mid Cap Core Equity........................................   3,781,041
   AIM V. I. Money Market...............................................  17,652,905
   AIM V. I. Technology.................................................     174,293
   AIM V. I. Utilities..................................................   2,059,457

Investments in the AIM Variable Insurance Funds Series II Sub-Accounts:
   AIM V. I. Basic Balanced II..........................................      63,314
   AIM V. I. Basic Value II.............................................   4,117,912
   AIM V. I. Capital Appreciation II....................................      50,730
   AIM V. I. Capital Development II.....................................      85,442

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(f)Previously known as AST Neuberger Berman Mid-Cap Value Portfolio
(g)Previously known as AST AllianceBernstein Managed Index 500 Portfolio
(h)Previously known as AST American Century Strategic Allocation Portfolio
(i)For the period beginning May 1, 2008 and ended December 31, 2008

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                      Purchases
                                                                                     -----------
Investments in the AIM Variable Insurance Funds Series II Sub-Accounts (continued):
   AIM V. I. Core Equity II......................................................... $   151,966
   AIM V. I. Diversified Income II..................................................      75,491
   AIM V. I. Government Securities II...............................................   1,480,004
   AIM V. I. High Yield II..........................................................     163,348
   AIM V. I. International Growth II................................................      54,864
   AIM V. I. Large Cap Growth II....................................................      71,518
   AIM V. I. Mid Cap Core Equity II.................................................     807,109
   AIM V. I. Money Market II........................................................     223,190
   AIM V. I. Technology II..........................................................       2,628
   AIM V. I. Utilities II...........................................................     199,449

Investments in the AllianceBernstein Variable Product Series Fund Sub-Accounts:
   AllianceBernstein VPS Growth.....................................................   1,223,376
   AllianceBernstein VPS Growth & Income............................................  25,718,605
   AllianceBernstein VPS International Value........................................   8,768,977
   AllianceBernstein VPS Large Cap Growth...........................................   2,086,779
   AllianceBernstein VPS Small/Mid Cap Value........................................   4,567,486
   AllianceBernstein VPS Utility Income.............................................   2,229,658
   AllianceBernstein VPS Value......................................................     499,366

Investments in the American Century Variable Portfolios, Inc Sub-Accounts:
   American Century VP Balanced.....................................................       2,144

Investments in the Dreyfus Socially Responsible Growth Fund, Inc. Sub-Accounts:
   Dreyfus Socially Responsible Growth Fund.........................................       1,123

Investments in the Dreyfus Stock Index Fund Sub-Accounts:
   Dreyfus Stock Index Fund.........................................................      43,237

Investments in the Dreyfus Variable Investment Fund Sub-Accounts:
   VIF Growth & Income..............................................................      26,119
   VIF Money Market.................................................................   3,004,936

Investments in the DWS Variable Series I Sub-Accounts:
   DWS Bond VIP A...................................................................      60,080
   DWS Capital Growth VIP A.........................................................     132,559
   DWS Global Opportunities VIP A...................................................     244,363
   DWS Growth and Income VIP A......................................................     140,122
   DWS International VIP A..........................................................     243,869

Investments in the DWS Variable Series II Sub-Accounts:
   DWS Balanced VIP A II............................................................     159,983
   DWS Money Market VIP A II........................................................     186,811
   DWS Small Cap Growth VIP A II....................................................      71,384

Investments in the Federated Insurance Series Sub-Accounts:
   Federated Prime Money Fund II....................................................   2,129,547

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Contrafund...................................................................     850,494
   VIP Equity-Income................................................................      58,500

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                               Purchases
                                                                                              -----------
Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts (continued):
   VIP Growth................................................................................ $   401,724
   VIP High Income...........................................................................     183,052
   VIP Index 500.............................................................................     367,516
   VIP Investment Grade Bond.................................................................     674,118
   VIP Overseas..............................................................................     667,849

Investments in the Fidelity Variable Insurance Products Fund (Service Class 2) Sub-Accounts:
   VIP Asset Manager Growth (Service Class 2)................................................       1,016
   VIP Contrafund (Service Class 2)..........................................................  20,433,570
   VIP Equity-Income (Service Class 2).......................................................      87,884
   VIP Freedom 2010 Portfolio (Service Class 2)..............................................   8,214,624
   VIP Freedom 2020 Portfolio (Service Class 2)..............................................   4,536,397
   VIP Freedom 2030 Portfolio (Service Class 2)..............................................   1,654,749
   VIP Freedom Income Portfolio (Service Class 2)............................................   2,687,008
   VIP Growth & Income (Service Class 2).....................................................   3,516,318
   VIP Growth (Service Class 2)..............................................................     292,475
   VIP Growth Stock (Service Class 2)........................................................     921,320
   VIP High Income (Service Class 2).........................................................   1,828,003
   VIP Index 500 (Service Class 2)...........................................................   2,147,222
   VIP Investment Grade Bond (Service Class 2)...............................................         718
   VIP Mid Cap (Service Class 2).............................................................   7,891,995
   VIP Money Market (Service Class 2)........................................................  30,289,614
   VIP Overseas (Service Class 2)............................................................     136,027

Investments in the Franklin Templeton Variable Insurance Products Trust Sub-Accounts:
   Franklin Flex Cap Growth Securities.......................................................   1,057,567
   Franklin Growth and Income Securities.....................................................  10,206,323
   Franklin High Income Securities...........................................................   2,114,877
   Franklin Income Securities................................................................  39,910,351
   Franklin Large Cap Growth Securities......................................................   9,166,397
   Franklin Small Cap Value Securities.......................................................   8,125,653
   Franklin Small Mid-Cap Growth Securities..................................................     526,367
   Franklin U.S. Government..................................................................  33,117,845
   Mutual Discovery Securities...............................................................   8,605,771
   Mutual Shares Securities..................................................................  19,884,920
   Templeton Developing Markets Securities...................................................  14,277,724
   Templeton Foreign Securities..............................................................  34,402,349
   Templeton Global Income Securities........................................................     888,754
   Templeton Growth Securities...............................................................     225,395

Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts:
   VIT Capital Growth........................................................................          19
   VIT Growth and Income.....................................................................     781,984
   VIT Mid Cap Value.........................................................................     134,155
   VIT Strategic International Equity........................................................         276

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                     Purchases
                                                                                     ----------
Investments in the Goldman Sachs Variable Insurance Trust Sub-Accounts (continued):
   VIT Structured Small Cap Equity.................................................. $  939,036
   VIT Structured U.S. Equity.......................................................  1,283,158

Investments in the Janus Aspen Series Sub-Accounts:
   Forty Portfolio..................................................................        201

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Foreign Stock (Service Shares) (j)(al)...........................................      2,178
   International Growth (Service Shares) (k)(al)....................................     57,928

Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
   Emerging Markets.................................................................        898

Investments in the Legg Mason Partners Variable Income Trust Sub-Accounts:
   Legg Mason Variable Fundamental Value Portfolio..................................         33

Investments in the Legg Mason Partners Variable Portfolios I, Inc Sub-Accounts:
   Legg Mason Variable Investors Portfolio I........................................        259

Investments in the Lord Abbett Series Fund Sub-Accounts:
   All Value........................................................................  1,494,715
   Bond-Debenture...................................................................  6,369,760
   Growth and Income................................................................  3,213,287
   Growth Opportunities.............................................................  2,668,610
   Mid-Cap Value....................................................................  5,446,723

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS Growth (l)...................................................................      7,814
   MFS High Income..................................................................    135,935
   MFS Investors Trust..............................................................    236,191
   MFS New Discovery................................................................    616,690
   MFS Research.....................................................................      5,958
   MFS Research Bond................................................................    146,401
   MFS Utilities....................................................................     57,231

Investments in the MFS Variable Insurance Trust (Service Class) Sub-Accounts:
   MFS Growth (Service Class) (m)...................................................    172,610
   MFS Investors Trust (Service Class)..............................................     43,585
   MFS New Discovery (Service Class)................................................    108,829
   MFS Research (Service Class).....................................................        992
   MFS Utilities (Service Class)....................................................    289,648

Investments in the Morgan Stanley Variable Investment Series Sub-Accounts:
   Aggressive Equity................................................................    200,691
   Dividend Growth..................................................................  1,263,372

--------
(j)For the period beginning January 1, 2008 and ended April 29, 2008
(k)For the period beginning April 30, 2008 and ended December 31, 2008
(l)Previously known as MFS Emerging Growth
(m)Previously known as MFS Emerging Growth (Service Class)
(al)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                              Purchases
                                                                                             -----------
Investments in the Morgan Stanley Variable Investment Series Sub-Accounts (continued):
   Capital Opportunities (n)................................................................ $ 1,300,187
   European Equity (o)......................................................................  17,892,812
   Global Advantage.........................................................................     209,782
   Global Dividend Growth...................................................................  21,470,946
   High Yield...............................................................................     672,064
   Income Builder...........................................................................   3,952,915
   Income Plus (p)..........................................................................   4,608,207
   Limited Duration.........................................................................   1,958,950
   Money Market.............................................................................  37,651,873
   S&P 500 Index............................................................................   3,160,297
   Strategist...............................................................................  19,889,531
   Utilities................................................................................  20,173,942

Investments in the Morgan Stanley Variable Investment Series (Class Y Shares) Sub-Accounts:
   Aggressive Equity (Class Y Shares).......................................................     639,050
   Dividend Growth (Class Y Shares).........................................................   1,020,906
   Capital Opportunities (Class Y Shares) (q)...............................................   3,941,842
   European Equity (Class Y Shares) (r).....................................................   5,951,000
   Global Advantage (Class Y Shares)........................................................     519,224
   Global Dividend Growth (Class Y Shares)..................................................  11,018,299
   High Yield (Class Y Shares)..............................................................     517,064
   Income Builder (Class Y Shares)..........................................................   4,549,326
   Income Plus (Class Y Shares) (s).........................................................   8,422,832
   Limited Duration (Class Y Shares)........................................................   3,958,392
   Money Market (Class Y Shares)............................................................  68,161,344
   S&P 500 Index (Class Y Shares)...........................................................   6,475,601
   Strategist (Class Y Shares)..............................................................  10,605,863
   Utilities (Class Y Shares)...............................................................   5,737,807

Investments in the Neuberger & Berman Advisors Management Trust Sub-Accounts:
   AMT Partners.............................................................................       9,464

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Balanced.....................................................................     568,296
   Oppenheimer Capital Appreciation.........................................................     397,118
   Oppenheimer Core Bond....................................................................     584,517
   Oppenheimer Global Securities............................................................     994,741
   Oppenheimer High Income..................................................................     161,660
   Oppenheimer Main Street..................................................................     426,493

--------
(n)Previously known as Equity
(o)Previously known as European Growth
(p)Previously known as Quality Income Plus
(q)Previously known as Equity (Class Y Shares)
(r)Previously known as European Growth (Class Y Shares)
(s)Previously known as Quality Income Plus (Class Y Shares)

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                              Purchases
                                                                                             -----------
Investments in the Oppenheimer Variable Account Funds Sub-Accounts (continued):
   Oppenheimer Main Street Small Cap (t).................................................... $   363,250
   Oppenheimer MidCap Fund..................................................................      39,905
   Oppenheimer Strategic Bond...............................................................   1,302,422

Investments in the Oppenheimer Variable Account Funds (Service Shares ("SS")) Sub-Accounts:
   Oppenheimer Balanced (SS)................................................................   5,572,911
   Oppenheimer Capital Appreciation (SS)....................................................   7,605,974
   Oppenheimer Core Bond (SS)...............................................................  11,192,986
   Oppenheimer Global Securities (SS).......................................................   5,175,649
   Oppenheimer High Income (SS).............................................................  11,784,572
   Oppenheimer Strategic Bond (SS)..........................................................  18,629,313
   Oppenheimer Main Street Small Cap (SS) (u)...............................................   4,896,459
   Oppenheimer MidCap Fund (SS).............................................................   1,262,813
   Oppenheimer Main Street (SS).............................................................  13,792,800

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond (US Dollar_Hedged) (v)......................................................          92
   Money Market.............................................................................         562
   PIMCO Total Return.......................................................................         355
   PIMCO VIT Commodity RealReturn Strategy..................................................   2,776,003
   PIMCO VIT Emerging Markets Bond (Advisor Shares).........................................     740,639
   PIMCO VIT Real Return (Advisor Shares)...................................................   7,349,810
   PIMCO VIT Total Return (Advisor Shares)..................................................  12,534,236

Investments in the Premier VIT Sub-Accounts:
   NACM Small Cap (w).......................................................................         421
   OpCap Balanced...........................................................................       1,240

Investments in the Putnam Variable Trust Sub-Accounts:
   VT American Government Income............................................................  10,716,699
   VT Capital Appreciation..................................................................   2,134,089
   VT Capital Opportunities.................................................................     969,025
   VT Discovery Growth......................................................................   2,015,572
   VT Diversified Income....................................................................   6,460,909
   VT Equity Income.........................................................................   6,434,845
   VT The George Putnam Fund of Boston......................................................  21,678,835
   VT Global Asset Allocation...............................................................   6,936,740
   VT Global Equity.........................................................................   2,533,360
   VT Growth and Income.....................................................................  65,282,741
   VT Growth Opportunities..................................................................     647,878
   VT Health Sciences.......................................................................   2,337,973
   VT High Yield............................................................................   9,732,102

--------
(t)Previously known as Oppenheimer Main Street Small Cap Growth
(u)Previously known as Oppenheimer Main Street Small Cap Growth (SC)
(v)Previously known as Foreign Bond
(w)Previously known as OpCap Small Cap

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                      Purchases
                                                                                     ------------
Investments in the Putnam Variable Trust Sub-Accounts (continued):
   VT Income........................................................................ $ 18,434,884
   VT International Equity..........................................................   51,508,809
   VT International Growth and Income...............................................   12,517,797
   VT International New Opportunities...............................................    2,109,913
   VT Investors.....................................................................    2,537,263
   VT Mid Cap Value.................................................................    4,504,137
   VT Money Market..................................................................  109,385,470
   VT New Opportunities.............................................................      549,953
   VT New Value.....................................................................   37,378,953
   VT OTC & Emerging Growth.........................................................      557,132
   VT Research......................................................................    1,353,484
   VT Small Cap Value...............................................................   23,597,616
   VT Utilities Growth and Income...................................................    4,405,889
   VT Vista.........................................................................      775,607
   VT Voyager.......................................................................    2,739,205

Investments in the RidgeWorth Variable Trust Sub-Accounts:
   RidgeWorth Large Cap Core Equity (x).............................................      359,873
   RidgeWorth Large Cap Growth Stock (y)............................................    1,906,433
   RidgeWorth Large Cap Value Equity (z)............................................    1,369,204
   RidgeWorth Mid-Cap Core Equity (aa)..............................................      586,356
   RidgeWorth Small Cap Value Equity (ab)...........................................    2,191,066

Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Van Kampen UIF Capital Growth (ad)...............................................    3,320,126
   Van Kampen UIF Core Plus Fixed Income (ae).......................................       74,999
   Van Kampen UIF Emerging Markets Equity...........................................   15,439,309
   Van Kampen UIF Global Value Equity...............................................       12,418
   Van Kampen UIF High Yield........................................................          757
   Van Kampen UIF International Magnum..............................................    6,284,424
   Van Kampen UIF Mid Cap Growth....................................................    8,723,823
   Van Kampen UIF U.S. Mid Cap Value................................................   27,962,516
   Van Kampen UIF U.S. Real Estate..................................................   15,285,137
   Van Kampen UIF Value.............................................................       37,717

Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts:
   Van Kampen UIF Emerging Markets Debt (Class II)..................................    4,471,733
   Van Kampen UIF Emerging Markets Equity (Class II)................................    8,659,524

--------
(x)Previously known as STI Classic Large Cap Core Equity Fund
(y)Previously known as STI Classic Large Cap Growth Stock Fund
(z)Previously known as STI Classic Large Cap Value Equity Fund
(aa)Previously known as STI Classic Mid-Cap Core Equity Fund
(ab)Previously known as STI Classic Small Cap Value Equity
(ad)Previously known as Van Kampen UIF Equity Growth
(ae)Previously known as Van Kampen UIF Fixed Income

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.  Purchases of Investments (continued)

                                                                                                   Purchases
                                                                                                 --------------
Investments in the The Universal Institutional Funds, Inc. (Class II) Sub-Accounts (continued):
   Van Kampen UIF Equity and Income (Class II).................................................. $    8,915,537
   Van Kampen UIF Capital Growth (Class II) (af)................................................      1,349,597
   Van Kampen UIF Global Franchise (Class II)...................................................     12,611,994
   Van Kampen UIF Int'l Growth Equity (Class II)................................................      1,810,813
   Van Kampen UIF Mid Cap Growth (Class II).....................................................     18,409,546
   Van Kampen UIF Small Company Growth (Class II)...............................................      2,861,630
   Van Kampen UIF U.S. Mid Cap Value (Class II).................................................     25,076,251
   Van Kampen UIF U.S. Real Estate (Class II)...................................................     38,128,657

Investments in the Van Kampen Life Investment Trust Sub-Accounts:
   LIT Capital Growth (ag)......................................................................      1,354,282
   LIT Comstock.................................................................................      6,174,087
   LIT Government...............................................................................        248,229
   LIT Money Market.............................................................................      2,762,632

Investments in the Van Kampen Life Investment Trust (Class II) Sub-Accounts:
   LIT Capital Growth (Class II) (ah)...........................................................      3,390,894
   LIT Comstock (Class II)......................................................................     24,870,586
   LIT Growth and Income (Class II).............................................................     11,031,857
   LIT Mid Cap Growth (Class II) (ai)...........................................................      7,378,422
   LIT Money Market (Class II)..................................................................     25,022,192
                                                                                                 --------------
                                                                                                 $1,609,513,884
                                                                                                 ==============

--------
(af)Previously known as Van Kampen UIF Equity Growth (Class II)
(ag)Previously known as Strat Growth I
(ah)Previously known as Strat Growth II
(ai)Previously known as LIT Aggressive Growth (Class II)

5.  Financial Highlights

   Allstate Life offers multiple variable annuity contracts through this Account that have unique combinations of features and fees that are assessed to the contractholders. Differences in these fee structures result in various contract expense rates and accumulation unit values which in turn result in various expense and total return ratios.

   In the table below, the units, the range of lowest to highest accumulation unit values, the net assets, the investment income ratio, the range of lowest to highest expense ratios assessed by Allstate Life and the corresponding range of total return is presented for each rider option of the sub-accounts that had outstanding units during the period. These ranges of lowest to highest accumulation unit values and total return are based on the product groupings that represent lowest and highest expense ratio amounts. Therefore, some individual contract ratios are not within the ranges presented. The range of the lowest and highest unit fair values disclosed in the Statement of Net Assets may differ from the values disclosed herein because the values in the Statement of Net Assets represent the absolute lowest and highest values without consideration of the corresponding expense ratios.

   As discussed in Note 3, the expense ratio represents mortality and expense risk and administrative expense charges which are assessed as a percentage of daily net assets. The amount deducted is based upon the product

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

and the number and magnitude of rider options selected by each contractholder. This results in several accumulation unit values for each sub-account based upon those choices.

Items in the following table are notated as follows:

    * Investment Income Ratio--These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

    ** Expense Ratio--These amounts represent the annualized contract expenses of the sub-account, consisting of mortality and expense risk charges, and administrative expense charges, for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

    ***Total Return--These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

       Since the total return for periods less than one year has not been annualized, the difference between the lowest and the highest total return in the range may be broader if one or both of the total returns relate to a product which was introduced during the reporting year.

       Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts:
   AST Academic Strategies Asset Allocation (a)
   2008...............  867    $ 6.91 -  7.05     $6,065        2.29%       1.15 - 2.60%    -33.56 - -32.61%
   2007 (aj)..........  348     10.39 - 10.46      3,631        0.51        1.00 - 2.65       3.91 -   4.64

   AST Advanced Strategies
   2008...............  189      7.51 -  7.29      1,365        3.21        1.15 - 2.60     -31.59 -  30.60
   2007 (aj)..........  118     10.44 - 10.51      1,239        0.18        1.00 - 2.65       4.42 -   5.15

   AST Aggressive Asset Allocation
   2008...............   15      5.88 -  5.89         87        1.54        1.50 - 1.65     -43.26 - -43.18
   2007 (aj)..........    5     10.32 - 10.39         54        0.27        1.00 - 2.65       3.17 -   3.89

   AST AllianceBernstein Core Value
   2008...............    4      5.44 -  5.46         22       13.61        1.15 - 1.50     -42.74 - -42.55
   2007 (aj)..........    1      9.45 -  9.51         10        0.00        1.00 - 2.65      -5.53 -  -4.86

   AST AllianceBernstein Growth & Income
   2008...............    5      5.93 -  6.00         30        2.11        1.15 - 2.00     -41.85 - -41.73
   2007 (aj)..........    5     10.17 - 10.24         48        1.48        1.00 - 2.65       1.66 -   2.37

   AST American Century Income & Growth
   2008...............    2      6.15 -  6.15         11        1.80        1.50 - 1.50     -35.71 - -35.71
   2007 (aj)..........  < 1      9.52 -  9.59         --        0.00        1.00 - 2.65      -4.80 -  -4.13

   AST Balanced Asset Allocation (b)
   2008...............  616      7.22 -  7.38      4,519        1.11        1.15 - 2.65     -30.54 - -29.51
   2007 (aj)..........   64     10.40 - 10.47        669        0.43        1.00 - 2.65       4.01 -   4.74

   AST Bond Portfolio 2018
   2008...............   86     12.15 - 12.19      1,051        0.00        1.50 - 2.00      21.16 -  21.56

   AST Bond Portfolio 2019
   2008...............    6     12.22 - 12.25         75        0.00        1.50 - 1.90      21.81 -  22.13

   AST Capital Growth Asset Allocation
   2008...............  662      6.58 -  6.72      4,408        1.73        1.15 - 2.65     -36.62 - -35.68
   2007 (aj)..........  256     10.38 - 10.45      2,666        0.33        1.00 - 2.65       3.76 -   4.49

   AST CLS Growth Asset Allocation
   2008...............    9      6.71 -  6.72         59        0.52        1.15 - 1.50     -33.60 - -33.45

--------
(a)Previously known as AST Balanced Asset Allocation Portfolio
(b)Previously known as AST Conservative Asset Allocation Portfolio
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series Trust
  Sub-Accounts
  (continued):
   AST CLS Moderate Asset Allocation
   2008.................   102   $ 7.30 -  7.37     $  746       0.00%        1.15 - 2.65%    -27.59 - -26.87%

   AST Cohen & Steers Realty
   2008.................     4     5.99 -  6.03         25       8.26         1.15 - 1.65     -36.11 - -35.79
   2007 (aj)............     1     9.33 -  9.39          8       0.00         1.00 - 2.65      -6.71 -  -6.05

   AST DeAm Large-Cap Value
   2008.................     2     6.05 -  6.10         13       6.23         1.15 - 1.65     -38.32 - -38.01
   2007 (aj)............   < 1     9.77 -  9.84          1       0.00         1.00 - 2.65      -2.26 -  -1.58

   AST DeAm Small-Cap Value
   2008 (d).............    --       NA - NA            --       0.00           -- - --           NA - NA
   2007 (aj)............   < 1     8.80 -  8.86        < 1       0.00         1.00 - 2.65     -11.40 - -12.12

   AST Federated Aggressive Growth
   2008.................     2     5.62 -  5.66         12       0.00         1.15 - 1.65     -45.00 - -44.73
   2007 (aj)............   < 1    10.17 - 10.24          1       0.00         1.00 - 2.65       1.73 -   2.45

   AST First Trust Balanced Target
   2008.................   275     6.63 -  6.77      1,845       3.49         1.15 - 2.60     -36.15 - -35.23
   2007 (aj)............   238    10.39 - 10.46      2,479       0.46         1.00 - 2.65       3.86 -   4.58

   AST First Trust Capital Appreciation Target
   2008................. 1,075     6.08 -  6.21      6,607       2.32         1.15 - 2.60     -42.22 - -41.38
   2007 (aj)............   441    10.52 - 10.60      4,653       0.19         1.00 - 2.65       5.22 -   5.95

   AST Focus Four Plus Portfolio
   2008 (e).............     2     7.46 -  7.49         13       0.00         1.15 - 2.00     -25.36 - -25.09

   AST Global Real Estate
   2008 (e).............   < 1     6.13 -  6.13        < 1       0.00         1.15 - 1.15     -39.78 - -39.78

   AST Goldman Sachs Concentrated Growth
   2008.................     5     6.13 -  6.16         30       0.53         1.15 - 1.50     -41.15 - -40.95
   2007 (aj)............   < 1    10.37 - 10.44         10       0.00         1.00 - 2.65       3.68 -   4.41

   AST Goldman Sachs Mid-Cap Growth
   2008.................     6     6.09 -  6.12         38       0.00         1.15 - 1.50     -41.67 - -41.47
   2007 (aj)............   < 1    10.38 - 10.46          2       0.00         1.00 - 2.65       3.84 -   4.57

--------
(d)For the period beginning January 1, 2008 and ended July 18, 2008
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

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                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts
  (continued):
   AST Goldman Sachs Small-Cap Value
   2008..............   < 1   $ 7.66 -  7.66    $     2        0.00%       1.15 - 1.15%    -23.68 - -23.68%

   AST High Yield
   2008..............     5     7.72 -  7.77         39        9.59        1.15 - 1.55     -26.68 - -26.39
   2007 (aj).........   < 1    10.48 - 10.56          2        0.00        1.00 - 2.65       4.83 -   5.56

   AST Horizon Growth Asset Allocation
   2008..............    15     7.12 -  7.16        106        0.05        1.15 - 2.10     -29.59 - -29.15

   AST Horizon Moderate Asset Allocation
   2008..............    37     7.60 -  7.64        279        0.02        1.15 - 2.00     -24.68 - -24.25

   AST International Growth
   2008..............    12     5.39 -  5.46         63        1.83        1.15 - 2.00     -51.21 - -50.80
   2007 (aj).........     2    11.03 - 11.10         24        0.62        1.00 - 2.65      10.26 -  11.03

   AST International Value
   2008..............    12     5.74 -  5.81         71        5.61        1.15 - 2.00     -45.10 - -44.64
   2007 (aj).........     5    10.43 - 10.50         57        1.16        1.00 - 2.65       4.31 -   5.04

   AST Investment Grade Bond
   2008 (c).......... 1,085    10.76 - 10.83     11,724        0.00        1.15 - 2.05       7.32 -   7.96

   AST JPMorgan International Equity
   2008..............     8     5.94 -  6.01         46        4.94        1.15 - 2.00     -42.53 - -42.05
   2007 (aj).........     5    10.30 - 10.37         51        2.13        1.00 - 2.65       3.02 -   3.74

   AST Large-Cap Value
   2008..............     1     5.52 -  5.54          6        6.49        1.15 - 1.50     -42.36 - -42.16
   2007 (aj).........     2     9.52 -  9.59         19        1.34        1.00 - 2.65      -4.78 -  -4.11

   AST Lord Abbett Bond-Debenture
   2008..............     4     7.91 -  7.91         29       18.67        1.15 - 1.15     -24.13 - -24.13
   2007 (aj).........   < 1    10.36 - 10.43          3        0.00        1.00 - 2.65       3.57 -   4.29

   AST Marsico Capital Growth
   2008..............     7     6.00 -  6.04         44        0.82        1.15 - 1.65     -44.58 - -44.30
   2007 (aj).........     1    10.78 - 10.86         15        0.23        1.00 - 2.65       7.83 -   8.58

--------
(c)For the period beginning January 28, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

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                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series Trust
  Sub-Accounts
  (continued):
   AST MFS Global Equity
   2008.................   12    $ 6.79 -  6.82     $   85        2.29%       1.15 - 1.50%    -34.97 - -34.74%
   2007 (aj)............    1     10.39 - 10.46          8       21.72        1.00 - 2.65       3.91 -   4.63

   AST MFS Growth
   2008.................    1      6.79 -  6.79          7        0.93        1.15 - 1.15     -37.03 - -37.03

   AST Mid-Cap Value
   2008.................    2      5.95 -  5.98         10        4.48        1.15 - 1.50     -39.04 - -38.83
   2007 (aj)............  < 1      9.71 -  9.78          4        0.00        1.00 - 2.65      -2.89 -  -2.21

   AST Money Market
   2008.................   99     10.17 - 10.29      1,015        1.16        1.15 - 2.00       0.50 -   1.34
   2007 (aj)............    7     10.09 - 10.16         66        0.30        1.00 - 2.65       0.89 -   1.60

   AST Neuberger Berman/LSV Mid-Cap Value (f)
   2008.................    5      5.70 -  5.74         27        4.06        1.15 - 1.65     -43.20 - -42.92
   2007 (aj)............  < 1      9.99 - 10.05          2        0.00        1.00 - 2.65      -0.15 -   0.55

   AST Neuberger Berman Mid-Cap Growth
   2008.................    4      5.87 -  5.91         24        0.00        1.15 - 1.65     -44.11 - -43.83
   2007 (aj)............  < 1     10.46 - 10.53          1        0.00        1.00 - 2.65       4.60 -   5.33

   AST Neuberger Berman Small-Cap Growth
   2008.................    1      6.37 -  6.40          5        0.00        1.15 - 1.50     -43.39 - -43.19
   2007 (aj)............  < 1     11.19 - 11.27          1        0.00        1.00 - 2.65      11.93 -  12.72

   AST Niemann Capital Growth Asset Allocation
   2008.................   17      7.46 -  7.53        128        0.00        1.15 - 2.60     -26.15 - -25.44

   AST Parametric Emerging Markets Equity
   2008 (e).............    1      5.59 -  5.59          5        0.00        1.15 - 1.15     -44.69 - -44.69

   AST PIMCO Limited Maturity Bond
   2008.................   18     10.29 - 10.36        185        4.32        1.15 - 1.65      -0.53 -  -0.03

   AST PIMCO Total Return Bond
   2008.................   19     10.15 - 10.27        190        4.65        1.15 - 2.00      -4.18 -  -3.37
   2007 (aj)............    6     10.56 - 10.64         67        6.10        1.00 - 2.65       5.62 -   6.36

--------
(e)For the period beginning July 21, 2008 and ended December 31, 2008
(f)Previously known as AST Neuberger Berman Mid-Cap Value Portfolio
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Advanced Series
  Trust Sub-Accounts
  (continued):
   AST Preservation Asset Allocation
   2008..............  556    $ 8.20 -  8.37     $4,624        0.97%       1.15 - 2.60%    -21.53 - -20.40%
   2007 (aj).........   46     10.45 - 10.52        481        0.37        1.00 - 2.65       4.52 -   5.25

   AST QMA US Equity Alpha (g)
   2008..............   12      5.89 -  5.92         71        5.87        1.15 - 1.50     -39.62 - -39.41
   2007 (aj).........    1      9.71 -  9.78         12       10.78        1.00 - 2.65      -2.91 -  -2.23

   AST Schroders Multi-Asset World Strategies (h)
   2008..............   43      7.06 -  7.21        305        2.17        1.15 - 2.60     -31.96 - -30.99
   2007 (aj).........   13     10.38 - 10.45        135        3.18        1.00 - 2.65       3.76 -   4.49

   AST Small-Cap Growth
   2008..............  < 1      6.33 -  6.33          1        0.00        1.50 - 1.50     -35.96 - -35.96

   AST Small-Cap Value
   2008..............    4      6.51 -  6.58         26        1.90        1.15 - 2.00     -31.10 - -30.52
   2007 (aj).........    2      9.42 -  9.48         22        1.62        1.00 - 2.65      -5.84 -  -5.18

   AST T. Rowe Price Asset Allocation
   2008..............  451      7.34 -  7.49      3,353        3.39        1.15 - 2.60     -27.82 - -26.79
   2007 (aj).........  276     10.16 - 10.23      2,811        1.66        1.00 - 2.65       1.62 -   2.33

   AST T. Rowe Price Global Bond
   2008..............    6     10.19 - 10.26         60        7.72        1.15 - 1.65      -4.02 -  -3.54
   2007 (aj).........    1     10.57 - 10.64          6        0.00        1.00 - 2.65       5.68 -   6.42

   AST T. Rowe Price Large-Cap Growth
   2008..............    4      5.91 -  5.93         22        0.43        1.15 - 1.50     -41.45 - -41.24
   2007 (aj).........    2     10.04 - 10.11         19        0.14        1.00 - 2.65       0.37 -   1.07

   AST T. Rowe Price Natural Resources
   2008..............   14      5.73 -  5.77         82        0.93        1.15 - 1.65     -50.80 - -50.56
   2007 (aj).........    4     11.59 - 11.67         44        0.80        1.00 - 2.65      15.93 -  16.74

   AST UBS Dynamic Alpha
   2008..............  269      7.75 -  7.91      2,115        0.40        1.15 - 2.60     -19.70 - -18.55
   2007 (aj).........  144      9.65 -  9.72      1,395        1.34        1.00 - 2.65      -3.46 -  -2.78

   Franklin Templeton VIP Founding Funds Allocation
   2008 (i)..........  251       6.62 - 6.67      1,672        4.30        1.15 - 2.30     -34.36 - -33.86

--------
(g)Previously known as AST AllianceBernstein Managed Index 500 Portfolio
(h)Previously known as AST American Century Strategic Allocation Portfolio
(i)For the period beginning May 1, 2008 and ended December 31, 2008
(aj)For the period beginning July 30, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Sub-Accounts:
   AIM V. I. Basic Balanced
   2008................  2,509  $ 6.07 -  7.80    $ 18,062      4.11%        1.10 - 1.85%    -39.46 - -39.00%
   2007................  3,322   11.41 - 12.78      39,458      2.82         1.10 - 1.75       0.41 -   1.08
   2006................  4,171   10.00 - 12.65      49,293      1.80         1.10 - 1.85       8.51 -   9.35
   2005................  5,030    9.21 - 11.57      54,653      1.36         1.10 - 1.85       3.35 -   4.14
   2004................  5,868    8.91 - 10.52      61,381      1.36         1.15 - 1.85       5.53 -   6.29

   AIM V. I. Basic Value
   2008................  1,255    6.73 -  7.03       8,632      0.78         1.10 - 1.70     -52.58 - -52.30
   2007................  1,710   14.20 - 14.74      24,740      0.55         1.10 - 1.70      -0.18 -   0.43
   2006................  2,172   14.22 - 14.68      31,399      0.37         1.10 - 1.70      11.30 -  11.97
   2005................  2,572   12.78 - 13.11      33,202      0.09         1.10 - 1.70       3.96 -   4.58
   2004................  2,711   10.80 - 10.80      33,661      0.00         1.50 - 1.50       8.03 -   8.03

   AIM V. I. Capital Appreciation
   2008................ 11,547    5.09 -  7.24      75,718      0.00         0.70 - 2.30     -43.80 - -42.89
   2007................ 14,460    8.91 - 12.89     167,151      0.00         0.70 - 2.30       9.45 -  11.23
   2006................ 18,508    8.01 - 11.78     195,354      0.07         0.70 - 2.30       3.89 -   5.56
   2005................ 11,585    7.59 - 11.34     116,355      0.06         0.70 - 2.30       6.34 -   8.08
   2004................ 13,758    7.02 - 10.66     130,812      0.00         0.70 - 2.30       4.17 -   5.88

   AIM V. I. Capital Development
   2008................    904    7.43 - 10.62       8,639      0.00         1.10 - 1.70     -47.92 - -47.61
   2007................  1,156   14.26 - 20.26      21,287      0.00         1.10 - 1.70       8.97 -   9.63
   2006................  1,448   13.09 - 18.48      24,596      0.00         1.10 - 1.70      14.56 -  15.25
   2005................  1,693   11.42 - 16.04      25,091      0.00         1.10 - 1.70       7.76 -   8.41
   2004................  1,701   10.60 - 14.79      23,186      0.00         1.10 - 1.70      13.55 -  14.24

   AIM V. I. Core Equity
   2008................ 10,686    7.77 -  8.09     104,365      2.01         0.70 - 2.20     -31.66 - -30.63
   2007................ 13,757   11.37 - 11.66     194,919      1.03         0.70 - 2.20       5.75 -   7.36
   2006................ 17,451   10.76 - 10.86     232,391      0.74         0.70 - 2.20       7.56 -   8.65
   2005................  8,733    9.47 - 11.54     106,417      1.40         1.10 - 1.85       3.37 -   4.16
   2004................ 10,304    8.59 -  8.77     122,558      0.96         1.25 - 1.65       7.19 -   7.62

   AIM V. I. Diversified Income
   2008................  1,095    9.58 -  9.79      11,030      8.15         1.10 - 1.85     -17.29 - -16.65
   2007................  1,495   11.58 - 11.74      18,045      6.76         1.10 - 1.85      -0.17 -   0.61
   2006................  1,872   11.60 - 11.67      22,591      5.61         1.10 - 1.85       2.55 -   3.34
   2005................  2,286   11.30 - 11.31      26,844      5.89         1.10 - 1.85       1.00 -   1.78
   2004................  2,591   11.38 - 11.51      30,207      5.86         1.25 - 1.45       3.52 -   3.73

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Sub-Accounts
  (continued):
   AIM V. I. Government Securities
   2008................ 1,525   $14.16 - 15.41    $23,070       3.60%        1.10 - 1.70%     10.42 -  11.08%
   2007................ 1,660    12.82 - 13.87     22,709       3.74         1.10 - 1.70       4.54 -   5.17
   2006................ 1,951    12.27 - 13.19     25,477       3.52         1.10 - 1.70       1.81 -   2.42
   2005................ 2,587    12.05 - 12.88     33,125       2.90         1.10 - 1.70      -0.05 -   0.55
   2004................ 3,234    11.81 - 12.39     41,389       3.54         1.15 - 1.65       0.89 -   1.39

   AIM V. I. High Yield
   2008................   716     7.96 -  9.48      5,649       9.03         1.10 - 1.85     -27.07 - -26.51
   2007................   950    10.83 - 13.00     10,238       6.51         1.10 - 1.85      -0.64 -   0.13
   2006................ 1,225    10.81 - 13.08     13,245       7.66         1.10 - 1.85       8.69 -   9.53
   2005................ 1,578     9.87 - 12.03     15,601       8.13         1.10 - 1.85       0.82 -   1.60
   2004................ 1,993    10.98 - 11.94     19,434       2.86         1.15 - 1.85       9.19 -   9.98

   AIM V. I. International Growth
   2008................ 2,390     7.85 - 10.55     26,973       0.49         1.10 - 1.70     -41.39 - -41.03
   2007................ 3,092    17.75 - 17.90     58,800       0.40         1.10 - 1.85      12.59 -  13.46
   2006................ 3,717    15.76 - 15.78     62,827       1.01         1.10 - 1.85      25.87 -  26.83
   2005................ 3,971    12.44 - 12.52     53,896       0.66         1.10 - 1.85      16.64 -  25.24
   2004................ 3,969    10.37 - 10.60     47,559       0.64         1.25 - 1.65      21.98 -  22.47

   AIM V. I. Large Cap Growth
   2008................ 1,080     7.63 -  7.75      8,305       0.01         1.10 - 1.70     -39.33 - -38.96
   2007................ 1,448    12.58 - 12.70     18,302       0.03         1.10 - 1.70      13.68 -  14.37
   2006 (at)........... 1,721    11.07 - 11.11     19,086       0.33         1.10 - 1.70      10.69 -  11.06

   AIM V. I. Mid Cap Core Equity
   2008................ 1,120     9.25 - 12.71     12,843       1.48         1.10 - 2.20     -30.08 - -29.30
   2007................ 1,440    13.23 - 17.98     23,624       0.20         1.10 - 2.20       7.15 -   8.34
   2006................ 1,898    12.35 - 16.59     28,749       0.91         1.10 - 2.20       8.83 -  10.03
   2005................ 2,172    11.35 - 15.08     30,351       0.55         1.10 - 2.20       5.29 -   6.44
   2004................ 1,876    10.78 - 10.84     25,617       0.40         1.28 - 2.20       7.76 -   8.43

   AIM V. I. Money Market
   2008................ 1,947    10.83 - 12.29     23,394       2.06         1.10 - 1.70       0.32 -   0.93
   2007................ 1,818    10.80 - 12.17     21,740       4.55         1.10 - 1.70       2.77 -   3.39
   2006................ 1,821    10.51 - 11.77     21,080       4.26         1.10 - 1.70       2.52 -   3.14
   2005................ 1,793    10.25 - 11.42     20,186       2.40         1.10 - 1.70       0.79 -   1.40
   2004................ 2,239    10.17 - 11.26     25,037       0.63         1.10 - 1.70      -1.01 -  -0.41

--------
(at)For the period beginning June 12, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense
                        Units     Unit Value     Net Assets  Investment        Ratio**       Total Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Sub-Accounts
  (continued):
   AIM V. I. Technology
   2008................   281   $ 6.98 -  7.18    $ 1,985       0.00%        1.10 - 1.70%    -45.44 - -45.11%
   2007................   375    12.79 - 13.08      4,858       0.00         1.10 - 1.70       5.88 -   6.52
   2006................   453    12.08 - 12.28      5,519       0.00         1.10 - 1.70       8.62 -   9.28
   2005................   536    11.12 - 11.23      5,997       0.00         1.10 - 1.70       0.47 -   1.06
   2004 (au)...........   657    11.07 - 11.12      7,295       0.00         1.10 - 1.70      10.71 -  11.17

   AIM V. I. Utilities
   2008................   528    13.64 - 14.03      7,308       2.56         1.10 - 1.70     -33.50 - -33.10
   2007................   668    20.52 - 20.98     13,859       1.78         1.10 - 1.70      18.60 -  19.32
   2006................   842    17.30 - 17.58     14,683       3.26         1.10 - 1.70      23.35 -  24.09
   2005................   999    14.02 - 14.17     14,081       2.50         1.10 - 1.70      14.87 -  15.56
   2004 (au)...........   948    12.24 - 12.24     11,603       0.00         1.35 - 1.37      22.36 -  22.38

Investments in the AIM
  Variable Insurance
  Funds Series II
  Sub-Accounts:
   AIM V. I. Basic Balanced II
   2008................   133     6.56 -  6.93        907       4.12         1.30 - 2.10     -39.74 - -39.25
   2007................   160    10.88 - 11.41      1,797       2.77         1.30 - 2.10       0.19 -   0.62
   2006................   173    10.90 - 11.34      1,938       1.59         1.30 - 2.10       7.98 -   8.84
   2005................   204    10.10 - 10.42      2,103       1.22         1.30 - 2.10       2.84 -   3.65
   2004................   218     9.82 - 10.05      2,174       1.46         1.30 - 2.10       4.99 -   5.85

   AIM V. I. Basic Value II

   2008................ 1,178     7.23 -  7.79      8,652       0.49         1.29 - 2.59     -53.15 - -52.53
   2007................ 1,260    15.43 - 16.41     19,438       0.33         1.29 - 2.59      -1.28 -   0.05
   2006................ 1,431    15.63 - 16.40     22,198       0.12         1.29 - 2.59      10.02 -  11.49
   2005................ 1,573    14.20 - 14.71     21,968       0.00         1.29 - 2.59       2.71 -   4.07
   2004................ 1,550    13.83 - 14.14     20,868       0.00         1.29 - 2.59       7.97 -   9.41

   AIM V. I. Capital Appreciation II
   2008................   445     8.37 -  9.02      3,716       0.00         1.29 - 2.59     -44.12 - -43.37
   2007................   546    14.98 - 15.93      7,992       0.00         1.29 - 2.59       8.82 -  10.28
   2006................   620    13.76 - 14.45      8,274       0.00         1.29 - 2.59       3.32 -   4.69
   2005................   570    13.32 - 13.80      7,538       0.00         1.29 - 2.59       5.77 -   7.18
   2004................   629    12.59 - 12.88      7,748       0.00         1.29 - 2.59       3.58 -   4.96

--------
(au)For the period beginning March 1, 2006, and ending December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Series II
  Sub-Accounts
  (continued):
   AIM V. I. Capital Development II
   2008................   42    $ 7.87 -  8.27     $  336       0.00%        1.30 - 2.00%    -48.18 - -47.81%
   2007................   47     15.19 - 15.85        733       0.00         1.30 - 2.00       8.35 -   9.11
   2006................   41     14.02 - 14.52        592       0.00         1.30 - 2.00      13.96 -  14.76
   2005................   42     12.30 - 12.65        523       0.00         1.30 - 2.00       7.09 -   7.86
   2004................   36     11.49 - 11.73        421       0.00         1.30 - 2.00      12.96 -  13.77

   AIM V. I. Core Equity II
   2008................  328      7.64 -  7.91      2,672       1.82         1.29 - 2.59     -32.13 - -31.22
   2007................  389     11.25 - 11.50      4,618       0.90         1.29 - 2.59       5.07 -   6.48
   2006................  474     10.71 - 10.80      5,296       0.94         1.29 - 2.59       7.09 -   8.04
   2005................   43     11.01 - 11.33        478       1.23         1.30 - 2.00       2.99 -   3.72
   2004................   45     10.69 - 10.92        491       0.90         1.30 - 2.00       6.50 -   7.26

   AIM V. I. Diversified Income II
   2008................   38      9.13 -  9.66        357       8.83         1.30 - 2.10     -17.68 - -17.01
   2007................   46     11.10 - 11.64        528       7.08         1.30 - 2.10      -0.61 -   0.20
   2006................   48     11.16 - 11.61        552       5.03         1.30 - 2.10       2.01 -   2.83
   2005................   66     10.94 - 11.29        732       5.93         1.30 - 2.10       0.55 -   1.35
   2004................   69     10.88 - 11.14        758       6.48         1.30 - 2.10       2.50 -   3.33

   AIM V. I. Government Securities II
   2008................  195     12.11 - 12.81      2,435       4.59         1.30 - 2.10       9.65 -  10.53
   2007................   95     11.04 - 11.59      1,089       3.33         1.30 - 2.10       3.89 -   4.73
   2006................  124     10.63 - 11.06      1,362       2.90         1.30 - 2.10       1.14 -   1.95
   2005................  202     10.51 - 10.85      2,177       2.87         1.30 - 2.10      -0.67 -   0.10
   2004................  224     10.58 - 10.84      2,411       3.52         1.30 - 2.10       0.12 -   0.94

   AIM V. I. High Yield II
   2008................   36      9.87 - 10.37        372       9.43         1.30 - 2.00     -27.27 - -26.76
   2007................   47     13.58 - 14.15        651       6.61         1.30 - 2.00      -1.00 -  -0.30
   2006................   52     13.71 - 14.20        732       7.55         1.30 - 2.00       8.23 -   8.99
   2005................   64     12.67 - 13.03        830       8.84         1.30 - 2.00       0.40 -   1.11
   2004................   65     12.62 - 12.88        836       3.17         1.30 - 2.00       8.91 -   9.69

   AIM V. I. International Growth II
   2008................   59     11.82 - 12.51        719       0.40         1.30 - 2.10     -41.78 - -41.32
   2007................   78     20.31 - 21.31      1,636       0.39         1.30 - 2.10      12.06 -  12.96
   2006................   86     18.12 - 18.87      1,593       1.08         1.30 - 2.10      26.23 -  81.20
   2005................   66     14.53 - 14.95        973       0.64         1.30 - 2.00      15.36 -  16.18
   2004................   56     12.59 - 12.87        710       0.59         1.30 - 2.00      21.23 -  22.10

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the AIM
  Variable Insurance
  Funds Series II
  Sub-Accounts
  (continued):
   AIM V. I. Large Cap Growth II
   2008................   84    $ 7.52 -  7.67     $  639       0.00%        1.30 - 2.10%    -39.70 - -39.21%
   2007................   88     12.46 - 12.62      1,106       0.00         1.30 - 2.10      12.89 -  13.80
   2006 (at)...........   95     11.04 - 11.09      1,047       0.00         1.30 - 2.10      10.40 -  10.89

   AIM V. I. Mid Cap Core Equity II
   2008................  392      9.03 -  9.54      3,809       1.25         1.29 - 2.44     -30.42 - -29.60
   2007................  488     12.98 - 13.55      6,739       0.05         1.29 - 2.44       6.60 -   7.87
   2006................  545     12.17 - 12.56      6,990       0.67         1.29 - 2.44       8.28 -   9.55
   2005................  637     11.24 - 11.46      7,457       0.37         1.29 - 2.44       4.66 -   5.89
   2004................  375     10.74 - 10.83      4,239       0.04         1.29 - 2.44       7.41 -   8.26

   AIM V. I. Money Market II
   2008................  198      9.69 - 10.48      2,045       1.74         1.30 - 2.40      -0.63 -   0.47
   2007................  228      9.76 - 10.43      2,352       4.00         1.30 - 2.40       1.80 -   2.93
   2006................  213      9.58 - 10.13      2,143       3.63         1.30 - 2.40       1.55 -   2.67
   2005................  286      9.44 -  9.87      2,794       2.16         1.30 - 2.40      -5.63 -   0.95
   2004................  580      9.48 -  9.78      5,632       0.61         1.30 - 2.30      -5.17 -  -0.87

   AIM V. I. Technology II
   2008................    6      6.83 -  7.01         43       0.00         1.30 - 1.85     -45.77 - -45.47
   2007................    9     12.53 - 12.85        119       0.00         1.30 - 2.00       5.34 -   6.08
   2006................   10     11.89 - 12.12        123       0.00         1.30 - 2.00       8.04 -   8.80
   2005................   12     11.01 - 11.14        132       0.00         1.30 - 2.00      -0.06 -   0.63
   2004 (au)...........   13     11.01 - 11.07        144       0.00         1.30 - 2.00      10.13 -  10.66

   AIM V. I. Utilities II
   2008................   42     13.40 - 13.75        572       2.51         1.30 - 1.85     -33.75 - -33.38
   2007................   48     20.23 - 20.64        971       1.81         1.30 - 1.85      18.11 -  18.76
   2006................   50     17.13 - 17.38        873       3.80         1.30 - 1.85      22.96 -  23.64
   2005................   39     13.93 - 14.06        550       2.37         1.30 - 1.85      14.41 -  15.04
   2004 (au)...........   37     12.17 - 12.22        456       0.00         1.30 - 1.85      21.75 -  22.20

--------
(at)For the period beginning June 12, 2006 and ended December 31, 2006
(au)For the period beginning April 30, 2004 and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Alliance Bernstein
  Variable Product
  Series Fund
  Sub-Accounts:
   Alliance Bernstein VPS Growth
   2008..............  3,866  $ 4.87 -  8.86    $ 24,187      0.00%        0.70 - 2.59%    -44.09 - -43.00%
   2007..............  5,068    8.55 - 15.84      55,665      0.00         0.70 - 2.59       9.73 -  11.87
   2006..............  6,256    7.64 - 14.44      59,865      0.00         0.70 - 2.59      -3.79 -  -1.93
   2005..............  6,832    7.79 - 15.01      64,949      0.00         0.70 - 2.59       8.75 -  10.86
   2004..............  6,175    7.03 - 13.80      49,046      0.00         0.70 - 2.59      11.56 -  13.73

   Alliance Bernstein VPS Growth & Income
   2008..............  9,098    9.06 -  9.67      74,598      1.74         0.70 - 2.59     -42.23 - -41.11
   2007.............. 11,800   15.68 - 16.42     165,771      1.25         0.70 - 2.59       2.13 -   4.12
   2006.............. 14,983   15.35 - 15.77     203,750      1.12         0.70 - 2.59      13.96 -  16.17
   2005.............. 17,601   13.47 - 13.57     207,806      1.29         0.70 - 2.59       1.89 -   3.87
   2004.............. 19,688   13.07 - 13.22     224,698      0.73         0.70 - 2.59       8.34 -  10.45

   Alliance Bernstein VPS International Value
   2008..............  2,726    7.27 -  7.63      20,509      0.91         1.29 - 2.59     -54.50 - -53.89
   2007..............  2,617   15.97 - 16.54      42,873      1.07         1.29 - 2.59       2.83 -   4.21
   2006..............  2,631   15.53 - 15.88      41,513      1.29         1.29 - 2.59      31.63 -  33.38
   2005 (av).........  1,299   11.80 - 11.90      15,418      0.09         1.29 - 2.59      17.97 -  19.02

   Alliance Bernstein VPS Large Cap Growth
   2008..............  3,924    4.91 -  8.46      19,367      0.00         0.70 - 2.59     -41.38 - -40.24
   2007..............  4,753    8.21 - 14.43      39,213      0.00         0.70 - 2.59      10.66 -  12.82
   2006..............  6,022    7.28 - 13.04      44,053      0.00         0.70 - 2.59      -3.21 -  -1.33
   2005..............  6,159    7.37 - 13.47      46,607      0.00         0.70 - 2.59      11.88 -  14.04
   2004..............  6,506    6.47 - 12.04      43,142      0.00         0.70 - 2.59       5.54 -   7.59

   Alliance Bernstein VPS Small/Mid Cap Value
   2008..............  1,815   11.22 - 12.09      21,471      0.47         1.29 - 2.59     -37.42 - -36.58
   2007..............  2,375   17.92 - 19.07      44,404      0.76         1.29 - 2.59      -1.12 -   0.21
   2006..............  2,636   18.13 - 19.03      49,368      0.23         1.29 - 2.59      11.25 -  12.73
   2005..............  2,513   16.29 - 16.88      41,919      0.56         1.29 - 2.59       3.88 -   5.26
   2004..............  1,633   15.68 - 16.03      25,976      0.08         1.29 - 2.59      15.99 -  17.54

   Alliance Bernstein VPS Utility Income
   2008..............    424    9.59 - 10.06       4,191      2.95         1.29 - 2.59     -38.40 - -37.57
   2007..............    519   15.56 - 16.12       8,265      2.05         1.29 - 2.59      18.87 -  20.46
   2006..............    460   13.09 - 13.38       6,119      2.45         1.29 - 2.59      30.91 -  33.83
   2005 (av).........    290   10.89 - 10.98       3,174      0.29         1.29 - 2.44       8.92 -   9.78

--------
(av)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                    For the year ended December 31,
                           ----------------------------------- ------------------------------------------------
                                    Accumulation                                  Expense            Total
                           Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Alliance Bernstein
  Variable Product Series
  Fund Sub-Accounts
  (continued):
   Alliance Bernstein VPS Value
   2008...................  274    $ 6.74 -  7.08     $1,914       2.24%        1.29 - 2.59%    -42.55 - -41.78%
   2007...................  311     11.73 - 12.16      3,747       1.20         1.29 - 2.59      -6.66 -  -5.41
   2006...................  362     12.57 - 12.85      4,624       1.04         1.29 - 2.59      17.90 -  19.47
   2005 (av)..............  135     10.66 - 10.76      1,449       0.52         1.29 - 2.59       6.62 -   7.57

Investments in the
  American Century
  Variable Portfolios,
  Inc. Sub-Accounts:
   American Century VP Balanced
   2008...................    1     12.35 - 12.35         18       2.65         1.45 - 1.45     -21.48 - -21.48
   2007...................    2     15.73 - 15.73         24       2.84         1.45 - 1.45       3.42 -   3.42
   2006...................    3     15.21 - 15.36         50       2.24         1.35 - 1.45       8.05 -   8.15
   2005...................    4     14.08 - 14.20         53       1.94         1.35 - 1.45       3.43 -   3.53
   2004...................    5     13.61 - 13.72         62       1.91         1.35 - 1.45       8.20 -   8.31

   American Century VP International
   2007...................   --         NA -   NA         --        N/A         0.00 - 0.00          NA -    NA
   2006...................    2     16.29 - 16.29         30       1.59         1.45 - 1.45      23.23 -  23.23
   2005...................    2     13.22 - 13.33         26       1.65         1.35 - 1.45      11.63 -  11.74
   2004...................    5     11.84 - 11.93         63       0.66         1.35 - 1.45      13.27 -  13.38

Investments in the
  Dreyfus Socially
  Responsible Growth
  Fund, Inc.
  Sub-Account:
   Dreyfus Socially Responsible Growth Fund
   2008...................    3      4.34 -  6.80         20       1.11         1.15 - 1.65     -35.50 - -35.18
   2007...................   17      6.73 - 10.49        159       0.63         1.15 - 1.65       6.01 -   6.55
   2006...................   26      6.35 -  9.85        233       0.11         1.15 - 1.65       7.42 -   7.96
   2005...................   31      5.91 -  9.12        256       0.00         1.15 - 1.65       1.92 -   2.43
   2004...................   31      5.80 -  8.90        257       0.35         1.15 - 1.65       4.47 -   5.00

--------
(av)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Dreyfus Stock Index
  Fund Sub-Account:
   Dreyfus Stock Index Fund
   2008...............   73    $ 6.98 -  8.22     $  565       1.97%        1.15 - 1.85%    -38.31 - -37.86%
   2007...............  104     11.31 - 13.23      1,291       1.71         1.15 - 1.85       3.30 -   4.05
   2006...............  126     10.95 - 12.71      1,494       1.63         1.15 - 1.85      13.37 -  14.18
   2005...............  163      9.66 - 11.13      1,717       1.54         1.15 - 1.85       2.76 -   3.50
   2004...............  211      9.40 - 10.76      2,144       1.74         1.15 - 1.85       8.59 -   9.38

Investments in the
  Dreyfus Variable
  Investment Fund
  Sub-Accounts:
   VIF Growth & Income
   2008...............   16      6.22 -  7.91        120       0.65         1.15 - 1.85     -41.52 - -41.09
   2007...............   17     10.63 - 13.43        223       0.74         1.15 - 1.85       6.43 -   7.20
   2006...............   27      9.99 - 12.53        318       0.71         1.15 - 1.85      12.40 -  13.21
   2005...............   31      8.89 - 11.07        328       1.30         1.15 - 1.85       1.45 -   2.17
   2004...............   36      8.76 - 10.83        373       1.19         1.15 - 1.85       5.48 -   6.24

   VIF Money Market
   2008...............  156     10.53 - 12.30      1,737       2.07         1.15 - 1.85       0.65 -   1.37
   2007...............   71     10.46 - 12.13        773       4.85         1.15 - 1.85       2.92 -   3.66
   2006...............   75     10.16 - 11.71        803       4.33         1.15 - 1.85       2.66 -   3.40
   2005...............   89      9.90 - 11.32        941       2.51         1.15 - 1.85       0.76 -   1.49
   2004...............  114      9.83 - 11.16      1,200       0.75         1.15 - 1.85      -1.06 -  -0.35

   VIF Small Company Stock
   2007 (ak)..........   --       N/A - N/A           --        N/A         0.00 - 0.00        N/A - N/A
   2006...............    5     16.90 - 17.51         84       0.00         1.15 - 1.59       9.22 -   9.70
   2005...............    5     15.47 - 15.96         73       0.00         1.15 - 1.59      -0.68 -  -0.25
   2004...............    5     15.58 - 16.00         82       0.00         1.15 - 1.59      16.65 -  60.02
   2003...............    5     13.13 - 13.35         70       0.12         1.35 - 1.59      40.69 -  41.02
Investments in the DWS
  Variable Series I
  Sub-Accounts:
   DWS Bond VIP A
   2008...............   39     11.86 - 11.98        469       5.89         0.70 - 0.80     -17.44 - -17.35
   2007...............   56     14.36 - 14.49        916       4.16         0.70 - 0.80       3.34 -   3.44
   2006...............   57     13.90 - 14.01        799       4.01         0.70 - 0.80       3.88 -   3.98
   2005...............   85     13.38 - 13.47      1,143       3.39         0.70 - 0.80       1.78 -   1.89
   2004...............  102     13.14 - 13.22      1,351       3.77         0.70 - 0.80       4.54 -   4.64

--------
(ak)For the period beginning January 1, 2007 and ended April 30, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the DWS
  Variable Series I
  Sub-Accounts
  (continued):
   DWS Capital Growth VIP A
   2008................  122    $ 8.41 -  8.49     $1,032       1.14%        0.70 - 0.80%    -33.52 - -33.45%
   2007................  133     12.65 - 12.76      1,694       0.58         0.70 - 0.80      11.69 -  11.80
   2006................  156     11.32 - 11.41      1,779       0.63         0.70 - 0.80       7.66 -   7.77
   2005................  239     10.52 - 10.59      2,527       0.80         0.70 - 0.80       8.09 -   8.20
   2004................  204      9.73 -  9.79      1,991       0.55         0.70 - 0.80       7.12 -   7.23

   DWS Global Opportunities VIP A
   2008................   54     13.80 - 13.94        755       0.29         0.70 - 0.80     -50.37 - -50.32
   2007................   62     27.81 - 28.07      1,728       1.19         0.70 - 0.80       8.45 -   8.56
   2006................   70     25.64 - 25.85      1,799       1.06         0.70 - 0.80      21.10 -  21.23
   2005................   89     21.17 - 21.33      1,899       0.60         0.70 - 0.80      17.25 -  17.36
   2004................   97     18.06 - 18.17      1,768       0.26         0.70 - 0.80      22.36 -  22.48

   DWS Growth and Income VIP A
   2008................   56      6.91 -  6.98        387       2.10         0.70 - 0.80     -38.81 - -38.74
   2007................   56     11.29 - 11.39        635       1.56         0.70 - 0.80       0.54 -   0.64
   2006................  110     11.23 - 11.32      1,240       0.92         0.70 - 0.80      12.72 -  12.83
   2005................  116      9.96 - 10.03      1,160       1.25         0.70 - 0.80       5.22 -   5.33
   2004................  141      9.47 -  9.52      1,340       0.95         0.70 - 0.80       9.28 -   9.39

   DWS International VIP A
   2008................   49      8.45 -  8.54        415       1.59         0.70 - 0.80     -48.63 - -48.58
   2007................   53     16.45 - 16.60        877       2.32         0.70 - 0.80      13.67 -  13.78
   2006................   56     14.47 - 14.59        815       2.00         0.70 - 0.80      24.91 -  25.03
   2005................   74     11.59 - 11.67        866       1.66         0.70 - 0.80      15.24 -  15.36
   2004................   73     10.05 - 10.12        736       1.18         0.70 - 0.80      15.60 -  15.72

Investments in the DWS
  Variable Series II
  Sub-Accounts:
   DWS Balanced VIP A II
   2008................  155      8.72 -  8.75      1,352       4.15         0.70 - 0.80     -27.91 - -27.84
   2007................  169     12.09 - 12.13      2,051       3.22         0.70 - 0.80       4.00 -   4.10
   2006................  179     11.63 - 11.65      2,090       2.62         0.70 - 0.80       9.36 -   9.47
   2005 (av)...........  238     10.63 - 10.64      2,531       0.00         0.70 - 0.80       6.33 -   6.41

--------
(av)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the DWS
  Variable Series II
  Sub-Accounts
  (continued):
   DWS Money Market VIP A II
   2008................    87   $10.67 - 10.70    $   935       2.62%        0.70 - 0.80%      1.83 -   1.93%
   2007................    98    10.48 - 10.50      1,033       4.98         0.70 - 0.80       4.16 -   4.27
   2006 (aw)...........   101    10.06 - 10.07      1,013       1.27         0.70 - 0.80       0.64 -   0.66

   DWS Small Cap Growth VIP A II
   2008................    39     6.39 -  6.42        251       0.00         0.70 - 0.80     -49.91 - -49.86
   2007................    36    12.76 - 12.79        465       0.00         0.70 - 0.80       5.35 -   5.45
   2006................    47    12.11 - 12.13        576       0.00         0.70 - 0.80       4.43 -   4.53
   2005 (av)...........    66    11.60 - 11.61        760       0.00         0.70 - 0.80      15.98 -  16.06

Investments in the
  Federated Insurance
  Series Sub-Account:
   Federated Prime Money Fund II
   2008................   628    10.50 - 11.85      7,592       2.60         1.15 - 1.85       0.66 -   1.38
   2007 (aq)...........   894    10.43 - 11.69     10,661       5.74         1.15 - 1.85       2.84 -   3.58
   2006................   528    10.14 - 11.29      5,996       4.39         1.15 - 1.85       2.60 -   3.33
   2005................   573     9.88 - 10.92      6,335       2.59         1.15 - 1.85       0.81 -   1.53
   2004................   804     9.81 - 10.76      8,836       0.75         1.15 - 1.85      -1.05 -  -0.34

Investments in the
  Fidelity Variable
  Insurance Products
  Fund Sub-Accounts:
   VIP Contrafund
   2008................   630     9.65 - 12.57      6,435       0.90         1.15 - 1.65     -43.46 - -43.17
   2007................   793    17.07 - 22.12     14,275       0.87         1.15 - 1.65      15.66 -  16.24
   2006................   988    12.89 - 19.03     15,497       1.27         1.15 - 1.65       9.89 -  10.44
   2005................ 1,152    11.73 - 17.23     16,506       0.28         1.15 - 1.65      15.03 -  15.60
   2004................ 1,201    11.68 - 11.93     14,967       0.30         1.25 - 1.65      13.59 -  14.04

   VIP Equity-Income
   2008................   109     7.76 -  9.16        960       1.94         1.15 - 1.65     -43.60 - -43.31
   2007................   179    13.76 - 16.15      2,782       1.54         1.15 - 1.65      -0.14 -   0.36
   2006................   267    13.78 - 16.09      4,159       3.28         1.15 - 1.65      18.23 -  18.82
   2005................   413    11.65 - 13.54      5,397       1.69         1.15 - 1.65       4.14 -   4.66
   2004................   497    11.19 - 12.94      6,226       1.55         1.15 - 1.65       9.70 -  10.25

--------
(aq)On April 27, 2007 RidgeWorth International Equity merged into Federated Prime Money Fund II
(av)For the period beginning April 29, 2005, and ended December 31, 2005
(aw)For the period beginning November 3, 2006, and ending December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund Sub-Accounts
  (continued):
   VIP Growth
   2008..............   540   $ 5.70 -  7.32    $ 3,264        0.78%       1.15 - 1.65%    -48.03 - -47.77%
   2007..............   643    10.97 - 14.02      7,458        0.84        1.15 - 1.65      24.88 -  25.51
   2006..............   827     8.78 - 11.17      7,662        0.42        1.15 - 1.65       5.11 -   5.63
   2005.............. 1,080     6.45 - 10.58      9,443        0.51        1.15 - 1.65       4.07 -   4.59
   2004.............. 1,318     8.03 -  8.21     10,932        0.26        1.25 - 1.65       1.69 -   2.09

   VIP High Income
   2008..............   156     8.16 -  8.75      1,263        7.45        1.15 - 1.65     -26.21 - -25.84
   2007..............   233    11.06 - 11.80      2,567        7.51        1.15 - 1.65       1.10 -   1.60
   2006..............   298    10.94 - 11.61      3,249        6.94        1.15 - 1.65       9.42 -   9.97
   2005..............   379    10.00 - 10.56      3,766       14.71        1.15 - 1.65       1.02 -   1.53
   2004..............   431     9.32 -  9.42      4,231        7.36        1.25 - 1.45       8.02 -   8.23

   VIP Index 500
   2008..............   690     6.52 -  6.82      4,707        1.93        1.15 - 1.65     -38.03 - -37.72
   2007..............   904    10.47 - 11.01      9,912        3.62        1.15 - 1.65       3.70 -   4.23
   2006.............. 1,120    10.05 - 10.61     11,743        1.82        1.15 - 1.65      13.84 -  14.41
   2005.............. 1,435     8.27 -  8.78     13,080        1.82        1.15 - 1.65       3.11 -   3.63
   2004.............. 1,696     9.04 -  9.24     14,869        1.23        1.25 - 1.65       8.81 -   9.24

   VIP Investment Grade Bond
   2008..............   184    13.64 - 14.16      2,600        4.51        1.25 - 1.65      -4.83 -  -4.45
   2007..............   234    14.33 - 14.82      3,460        4.47        1.25 - 1.65       2.63 -   3.04
   2006..............   286    13.97 - 14.39      4,096        4.24        1.25 - 1.65       2.65 -   3.06
   2005..............   352    13.61 - 13.96      4,901        3.72        1.25 - 1.65       0.52 -   0.93
   2004..............   400    13.53 - 13.83      5,522        4.00        1.25 - 1.65       2.75 -   3.16

   VIP Overseas
   2008..............   172     7.22 -  7.25      1,437        2.21        1.15 - 1.65     -44.73 - -44.45
   2007..............   241    13.05 - 15.56      3,642        3.37        1.15 - 1.65      15.38 -  15.96
   2006..............   287    11.25 - 13.48      3,724        0.89        1.15 - 1.65      16.15 -  16.73
   2005..............   314     9.64 - 11.61      3,514        0.65        1.15 - 1.65      17.10 -  17.69
   2004..............   325     9.91 - 10.13      3,042        1.09        1.25 - 1.65      -0.88 -  12.22

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund (Service Class 2)
  Sub-Accounts:
   VIP Asset Manager Growth (Service Class 2)
   2008..................     5   $ 7.93 -  7.93    $     40      1.75%        1.35 - 1.35%    -36.81 - -36.81%
   2007..................     5    12.55 - 12.55          66      3.65         1.35 - 1.35      16.99 -  16.99
   2006..................     6    10.58 - 10.73          63      1.52         1.35 - 1.60       5.02 -   5.29
   2005..................     5    10.07 - 10.19          49      1.48         1.35 - 1.60       1.91 -   2.17
   2004..................     3     9.88 -  9.97          32      2.11         1.35 - 1.60       3.94 -   4.20

   VIP Contrafund (Service Class 2)
   2008.................. 8,276     8.18 -  8.59      62,220      0.84         1.29 - 2.59     -44.18 - -43.43
   2007.................. 8,137    11.91 - 14.65     110,027      0.83         1.29 - 2.59      14.25 -  15.78
   2006.................. 6,413    10.29 - 12.82      77,840      1.11         1.29 - 2.59       2.91 -   8.55
   2005.................. 2,203    11.81 - 11.92      26,417      0.01         1.29 - 2.59      18.12 -  19.17
   2004..................   114    11.90 - 12.13       1,376      0.21         1.35 - 1.85      13.03 -  13.60

   VIP Equity-Income (Service Class 2)
   2008..................   151     7.49 -  8.10       1,130      1.67         1.35 - 2.00     -43.96 - -43.59
   2007..................   271    13.27 - 14.46       3,575      1.60         1.35 - 2.00      -0.76 -  -0.10
   2006..................   300    13.28 - 14.57       3,979      2.94         1.35 - 2.00      17.54 -  18.31
   2005..................   314    11.23 - 12.40       3,533      1.43         1.35 - 2.00       4.15 -  23.99
   2004..................   316    12.53 - 12.53       3,424      1.36         1.50 - 1.50       9.57 -   9.57

   VIP Freedom 2010 Portfolio (Service Class 2)
   2008.................. 1,046     8.03 -  8.29       8,586      3.77         1.29 - 2.44     -27.00 - -26.13
   2007..................   566    11.04 - 11.22       6,320      2.89         1.29 - 2.24       5.98 -   7.02
   2006 (ax).............   328    10.42 - 10.48       3,433      2.90         1.29 - 2.24       4.15 -   4.83

   VIP Freedom 2020 Portfolio (Service Class 2)
   2008..................   724     7.39 -  7.57       5,433      2.80         1.29 - 2.19     -34.27 - -33.67
   2007..................   581    11.28 - 11.41       6,602      2.88         1.29 - 1.99       7.77 -   8.84
   2006 (ax).............   198    10.46 - 10.51       2,075      2.67         1.29 - 1.99       4.63 -   5.13

   VIP Freedom 2030 Portfolio (Service Class 2)
   2008..................   284     6.93 -  7.04       1,987      2.69         1.29 - 1.89     -39.34 - -38.97
   2007..................   194    11.42 - 11.54       2,226      2.46         1.29 - 1.89       8.97 -   9.64
   2006 (ax).............   109    10.48 - 10.52       1,146      2.56         1.29 - 1.89       4.79 -   5.22

--------
(ax)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund (Service Class 2)
  Sub-Accounts
  (continued):
   VIP Freedom Income Portfolio (Service Class 2)
   2008..................   275   $ 9.40 -  9.56    $ 2,616        4.16%       1.29 - 1.89%    -12.39 - -11.86%
   2007..................   179    10.73 - 10.84      1,936        5.64        1.29 - 1.89       3.90 -   4.54
   2006 (ax).............    54    10.33 - 10.37        561        5.44        1.29 - 1.89       3.31 -   3.73

   VIP Growth & Income (Service Class 2)
   2008.................. 1,138     7.47 -  7.84      8,791        0.99        1.29 - 2.59     -43.41 - -42.65
   2007.................. 1,126    13.19 - 13.67     15,234        1.45        1.29 - 2.59       8.95 -  10.41
   2006.................. 1,180    12.11 - 12.38     14,521        0.53        1.29 - 2.59       9.94 -  11.40
   2005 (av).............   621    11.02 - 11.11      6,884        0.00        1.29 - 2.59      10.16 -  11.14

   VIP Growth (Service Class 2)
   2008..................    63     5.43 -  5.64        359        0.61        1.35 - 1.85     -48.29 - -48.02
   2007..................    66    10.49 - 10.86        722        0.40        1.35 - 1.85      24.30 -  24.94
   2006..................    75     8.44 -  8.69        654        0.17        1.35 - 1.85       4.61 -   5.14
   2005..................    86     8.07 -  8.26        717        0.26        1.35 - 1.85       3.56 -   4.08
   2004..................   103     7.79 -  7.94        820        0.13        1.35 - 1.85       1.21 -   1.73

   VIP Growth Stock (Service Class 2)
   2008..................   187     6.25 -  6.43      1,192        0.00        1.29 - 2.29     -46.04 - -45.49
   2007..................   147    11.67 - 11.79      1,724        0.00        1.29 - 1.89      19.99 -  20.73
   2006 (ax).............    47     9.73 -  9.77        456        0.00        1.29 - 1.89      -2.74 -  -2.34

   VIP High Income (Service Class 2)
   2008..................   785     8.24 -  8.61      6,771        8.10        1.29 - 2.44     -26.97 - -26.11
   2007..................   964    11.29 - 11.65     11,264        8.39        1.29 - 2.44       0.03 -   1.21
   2006..................   950    11.28 - 11.51     11,001        9.54        1.29 - 2.44       8.32 -   9.60
   2005..................   549    10.41 - 10.50      5,887       14.03        1.29 - 2.59       4.05 -   4.98
   2004..................   108    12.17 - 12.40      1,335        7.85        1.35 - 1.85       7.36 -   7.91

   VIP Index 500 (Service Class 2)
   2008..................   871     6.77 -  6.98      6,059        2.16        1.29 - 2.44     -38.70 - -37.97
   2007..................   805    11.04 - 11.26      9,066        3.44        1.29 - 2.44       2.60 -   3.82
   2006..................   358    10.76 - 10.85      3,927        0.99        1.29 - 2.44       7.61 -   8.46
   2005..................   184     9.58 -  9.81      1,797        1.62        1.35 - 1.85       2.63 -   3.15
   2004..................   196     9.34 -  9.51      1,862        1.12        1.35 - 1.85       8.30 -   8.85

--------
(av)For the period beginning April 29, 2005, and ended December 31, 2005
(ax)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Fidelity Variable
  Insurance Products
  Fund (Service Class 2)
  Sub-Accounts
  (continued):
   VIP Investment Grade Bond (Service Class 2)
   2008..................     1   $11.48 - 11.48    $     7       5.56%        1.50 - 1.50%     -4.91 -  -4.91%
   2007..................     1    12.08 - 12.08         18       4.44         1.50 - 1.50       2.51 -   2.51
   2006..................     2    11.78 - 11.78         21       3.44         1.50 - 1.50       2.58 -   2.58
   2005..................     2    11.49 - 11.49         24       3.40         1.50 - 1.50       0.37 -   0.37
   2004..................     2    11.44 - 11.44         25       4.04         1.50 - 1.50       2.63 -   2.63

   VIP Mid Cap (Service Class 2)
   2008.................. 2,113     8.70 -  9.14     16,457       0.25         1.29 - 2.59     -41.17 - -40.39
   2007.................. 2,415    11.27 - 14.80     32,122       0.51         1.29 - 2.59      12.34 -  13.84
   2006.................. 1,846    13.17 - 13.47     22,815       0.11         1.29 - 2.59      10.96 -  31.72
   2005 (av).............   703    12.04 - 12.14      8,508       0.00         1.29 - 2.44      20.41 -  21.36

   VIP Money Market (Service Class 2)
   2008.................. 2,544    10.38 - 10.76     27,082       2.16         1.29 - 2.59       0.11 -   1.44
   2007..................   915    10.41 - 10.60      9,648       3.91         1.29 - 2.39       2.44 -   3.60
   2006 (ax)............. 1,088    10.16 - 10.23     11,107       2.58         1.29 - 2.39       1.58 -   2.35

   VIP Overseas (Service Class 2)
   2008..................    17     8.32 -  8.65        149       3.22         1.35 - 1.85     -45.00 - -44.72
   2007..................    11    15.13 - 15.65        182       3.04         1.35 - 1.85      14.88 -  15.46
   2006..................     9    13.17 - 13.56        135       0.51         1.35 - 1.85      16.19 -  31.73
   2005 (av).............     6    11.67 - 16.58         74       0.49         1.35 - 1.80      16.65 -  17.18
   2004..................     7    13.55 - 13.55         69       1.01         1.50 - 1.50      11.61 -  11.61

Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust
  Sub-Accounts:
   Franklin Flex Cap Growth Securities
   2008..................   437     7.97 -  8.36      3,600       0.12         1.29 - 2.59     -36.99 - -36.15
   2007..................   428    12.64 - 13.10      5,546       0.13         1.29 - 2.59      11.35 -  12.84
   2006..................   410    11.35 - 11.61      4,725       0.01         1.29 - 2.59       3.85 -  13.54
   2005 (av).............   131    11.09 - 11.18      1,457       0.15         1.29 - 2.44      10.90 -  11.78

--------
(av)For the period beginning April 29, 2005, and ended December 31, 2005
(ax)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense
                      Units     Unit Value     Net Assets  Investment        Ratio**       Total Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust
  Sub-Accounts
  (continued):
   Franklin Growth and Income Securities
   2008..............  4,023  $ 9.66 - 10.54    $ 41,666      3.28%        1.29 - 2.69%    -36.89 - -35.98%
   2007..............  4,938   15.30 - 16.47      80,067      2.34         1.29 - 2.69      -6.31 -  -4.96
   2006..............  5,458   16.34 - 17.33      93,369      2.40         1.29 - 2.69      13.62 -  15.25
   2005..............  5,741   14.38 - 15.03      85,475      2.65         1.29 - 2.69       0.74 -   2.18
   2004..............  5,083   14.27 - 14.71      74,266      2.61         1.29 - 2.69       7.64 -   9.19

   Franklin High Income Securities
   2008..............    850    8.57 -  9.06       7,572      9.95         1.28 - 2.44     -25.25 - -24.35
   2007..............  1,006   11.46 - 11.97      11,886      6.29         1.28 - 2.44       0.20 -   1.40
   2006..............  1,172   11.44 - 11.80      13,689      6.41         1.28 - 2.44       6.70 -   7.98
   2005..............  1,146   10.72 - 10.93      12,447      6.61         1.28 - 2.44       0.80 -   2.00
   2004 (au).........    776   10.63 - 10.72       8,293      2.06         1.28 - 2.44       6.34 -   7.18

   Franklin Income Securities
   2008.............. 19,065    8.81 -  9.38     176,274      5.71         1.28 - 2.59     -31.48 - -30.55
   2007.............. 23,607   12.86 - 13.51     315,068      3.56         1.28 - 2.59       1.06 -   2.43
   2006.............. 20,822   12.73 - 13.19     272,191      3.26         1.28 - 2.59      15.19 -  16.74
   2005.............. 12,501   11.05 - 11.30     140,500      3.28         1.28 - 2.59       0.31 -  10.50
   2004 (au).........  2,826   11.17 - 11.26      31,764      0.34         1.10 - 2.54      11.68 -  12.63

   Franklin Large Cap Growth Securities
   2008..............  5,906    7.40 -  7.79      45,512      1.33         1.29 - 2.49     -36.16 - -35.37
   2007..............  6,664   11.57 - 12.06      79,677      0.79         1.29 - 2.54       3.52 -   4.85
   2006..............  5,670   11.18 - 11.50      64,820      0.76         1.29 - 2.54       9.47 -  11.79
   2005..............  2,903   10.35 - 10.51      30,389      0.29         1.29 - 2.49      -0.24 -   3.49
   2004 (ay).........    176   10.50 - 10.53       1,850      0.00         1.29 - 2.44       5.03 -   5.33

   Franklin Small Cap Value Securities
   2008..............  2,695    8.36 - 12.95      35,580      1.18         1.28 - 2.69     -34.82 - -33.87
   2007..............  3,302   12.64 - 19.87      66,006      0.68         1.28 - 2.69      -5.02 -  -3.63
   2006..............  3,842   13.12 - 20.92      78,437      0.66         1.28 - 2.69      13.84 -  15.50
   2005..............  3,217   11.36 - 18.38      59,475      0.70         1.28 - 2.69       5.85 -  13.57
   2004..............  2,205   17.36 - 17.90      39,167      0.18         1.29 - 2.69      20.42 -  22.15

--------
(au)For the period beginning April 30, 2004 and ended December 31, 2004
(ay)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust
  Sub-Accounts
  (continued):
   Franklin Small Mid-Cap Growth Securities
   2008..............    158  $11.14 - 12.89    $  1,742      0.00%        1.15 - 2.34%    -43.84 - -43.15%
   2007..............    183   19.84 - 22.67       3,480      0.00         1.15 - 2.34       8.62 -   9.96
   2006..............    215   18.26 - 20.62       3,789      0.00         1.15 - 2.34       6.16 -   7.45
   2005..............    231   17.20 - 19.19       3,826      0.00         1.15 - 2.34       2.34 -   3.59
   2004..............    244   16.81 - 17.21       3,918      0.00         1.29 - 2.34       8.87 -  10.04

   Franklin U.S. Government
   2008..............  3,759   11.15 - 11.92      44,053      5.07         1.29 - 2.69       4.70 -   6.20
   2007..............  2,255   10.65 - 11.22      25,035      4.63         1.29 - 2.69       3.72 -   5.22
   2006..............  1,941   10.27 - 10.66      20,542      4.27         1.29 - 2.69       1.23 -   2.68
   2005..............  1,485   10.14 - 10.39      15,353      4.40         1.29 - 2.69      -0.34 -   1.09
   2004 (au).........    704   10.18 - 10.27       7,221      0.56         1.10 - 2.69       1.76 -   2.74

   Mutual Discovery Securities
   2008..............  2,484    8.31 -  8.61      22,418      2.32         1.29 - 2.59     -30.31 - -29.38
   2007..............  2,548   11.93 - 12.19      32,766      1.53         1.29 - 2.54       8.99 -  10.40
   2006..............  1,515   10.95 - 13.85      18,246      0.68         1.29 - 2.54       9.47 -  21.47
   2005 (av).........    248   11.32 - 11.40       2,826      0.38         1.29 - 2.44      13.16 -  14.05

   Mutual Shares Securities
   2008.............. 10,508   10.51 - 14.59     109,605      2.92         1.15 - 2.69     -38.80 - -37.83
   2007.............. 13,307   17.18 - 23.46     223,678      1.50         1.15 - 2.69       0.68 -   2.29
   2006.............. 13,386   17.06 - 22.93     219,784      1.27         1.15 - 2.69      15.21 -  17.03
   2005.............. 10,392   14.81 - 19.60     147,674      0.87         1.15 - 2.69       7.59 -   9.29
   2004..............  5,727   10.97 - 13.77      78,149      0.70         1.28 - 2.69       9.60 -   9.75

   Templeton Developing Markets Securities
   2008..............  1,006   18.19 - 19.73      19,433      2.78         1.29 - 2.59     -53.93 - -53.32
   2007..............  1,213   27.76 - 39.48      50,314      2.27         1.15 - 2.59      25.43 -  27.31
   2006..............  1,202   21.81 - 31.48      39,374      1.08         1.15 - 2.59      24.78 -  26.63
   2005..............  1,123   17.22 - 25.23      29,194      1.15         1.15 - 2.59      24.14 -  72.20
   2004..............    706   20.32 - 20.90      14,632      1.59         1.29 - 2.59      21.48 -  23.10

--------
(au)For the period beginning April 30, 2004 and ended December 31, 2004
(av)For the period beginning April 29, 2005, and ended December 31, 2005

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Franklin Templeton
  Variable Insurance
  Products Trust
  Sub-Accounts
  (continued):
   Templeton Foreign Securities
   2008...............  9,583  $ 9.79 - 12.82    $115,017       2.41%       1.15 - 2.69%    -41.98 - -41.06%
   2007............... 11,824   16.61 - 22.10     240,018       2.01        1.15 - 2.69      12.34 -  14.13
   2006............... 11,793   14.55 - 19.68     206,971       1.24        1.15 - 2.69      18.19 -  20.06
   2005...............  8,679   12.12 - 16.65     125,225       1.09        1.15 - 2.69       7.21 -   8.91
   2004...............  2,631   11.54 - 15.53      37,460       0.79        1.28 - 2.69      15.44 -  55.28

   Templeton Global Income Securities
   2008...............    152   16.76 - 23.30       2,867       3.98        1.15 - 2.39       3.67 -   4.99
   2007...............    199   16.17 - 22.19       3,587       2.92        1.15 - 2.39       8.34 -   9.73
   2006...............    219   14.92 - 20.22       3,600       3.13        1.15 - 2.39      10.08 -  11.48
   2005...............    272   13.56 - 18.14       4,101       6.12        1.15 - 2.39      -4.18 -  -5.39
   2004...............    305   14.33 - 14.69       4,800      10.86        1.29 - 2.39      12.00 -  13.26

   Templeton Growth Securities
   2008...............    122    8.31 - 11.97       1,369       1.70        1.15 - 1.85     -43.39 - -42.98
   2007...............    190   14.68 - 20.99       3,731       1.43        1.15 - 1.85       0.44 -   1.17
   2006...............    288   14.62 - 20.75       5,395       1.29        1.15 - 1.85      19.56 -  20.42
   2005...............    375   12.23 - 17.23       5,988       1.16        1.15 - 1.85       6.86 -   7.62
   2004...............    453   11.44 - 16.01       6,817       1.15        1.15 - 1.85      13.88 -  14.70

Investments in the
  Goldman Sachs
  Variable Insurance
  Trust Sub-Accounts:
   VIT Capital Growth
   2008...............      4    4.81 -  7.27          21       0.13        1.15 - 1.65     -42.71 - -42.42
   2007...............      4    8.40 - 12.63          40       0.14        1.15 - 1.65       8.32 -   8.87
   2006...............      7    7.75 - 11.60          62       0.11        1.15 - 1.65       6.79 -   7.32
   2005...............      9    7.26 - 10.81          74       0.14        1.15 - 1.65       1.26 -   1.77
   2004...............     10    7.17 - 10.62          83       0.70        1.15 - 1.65       7.30 -   7.84

   VIT Growth and Income
   2008...............    623    7.87 -  8.27       5,075       1.81        1.29 - 2.59     -35.43 - -34.57
   2007...............    779   12.19 - 12.63       9,743       1.89        1.29 - 2.59      -2.35 -  -1.04
   2006...............    712   12.49 - 12.77       9,037       2.04        1.29 - 2.59      19.46 -  21.05
   2005...............    429   10.45 - 10.55       4,518       3.04        1.29 - 2.59       4.53 -   5.46
   2004...............      1   10.88 - 10.88           9       1.53        1.59 - 1.59      16.92 -  16.92

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Goldman Sachs
  Variable Insurance
  Trust Sub-Accounts
  (continued):
   VIT Mid Cap Value
   2008..................   539   $ 7.88 -  8.27    $ 4,412       0.98%        1.29 - 2.59%    -38.36 - -37.53%
   2007..................   685    12.79 - 13.25      8,995       0.76         1.29 - 2.59      -0.02 -   1.32
   2006..................   789    12.79 - 13.07     10,255       1.04         1.29 - 2.59      13.16 -  14.67
   2005..................   667    11.30 - 11.40      7,597       1.06         1.29 - 2.59      13.00 -  14.01
   2004..................   < 1    20.78 - 20.78          9       0.59         1.37 - 1.37      24.17 -  24.17

   VIT Strategic International Equity
   2008..................   < 1     8.82 -  8.82          2       2.45         1.15 - 1.15     -46.09 - -46.09
   2007..................   < 1    16.36 - 16.36          6       1.34         1.15 - 1.15       5.68 -   5.68
   2006..................   < 1    15.48 - 15.48          7       0.56         1.15 - 1.15      20.71 -  20.71
   2005..................     3    12.42 - 12.82         33       0.30         1.15 - 1.59      11.92 -  12.41
   2004..................     3    11.10 - 11.41         31       1.29         1.15 - 1.59      11.69 -  14.06

   VIT Structured Small Cap Equity
   2008.................. 1,537     6.44 - 11.24     10,299       0.61         1.15 - 2.59     -35.56 - -34.60
   2007.................. 1,877    10.00 - 17.18     19,319       0.38         1.15 - 2.59     -18.88 - -17.67
   2006.................. 1,871    12.32 - 20.87     23,572       0.81         1.15 - 2.59       9.37 -  10.99
   2005.................. 1,214    11.27 - 18.80     13,903       0.42         1.15 - 2.59       4.86 -  12.67
   2004..................    28    13.83 - 17.93        446       0.18         1.15 - 1.85      14.18 -  15.00

   VIT Structured U.S. Equity Fund
   2008.................. 1,068     7.24 -  7.60      8,002       1.54         1.29 - 2.59     -38.18 - -37.36
   2007.................. 1,182    11.71 - 12.13     14,182       1.09         1.29 - 2.59      -4.89 -  -3.61
   2006.................. 1,117    12.31 - 13.81     13,962       1.32         1.15 - 2.59       9.98 -  11.60
   2005..................   668    11.20 - 12.38      7,517       1.35         1.15 - 2.59      11.95 -   5.30
   2004..................    33     9.87 - 11.75        338       1.08         1.15 - 1.85      12.82 -  13.63

Investments in the Janus
  Aspen Series
  Sub-Account:
   Forty Portfolio
   2008..................     1    10.11 - 10.11         12       0.15         1.50 - 1.50     -44.99 - -44.99
   2007..................     1    18.39 - 18.39         23       0.40         1.50 - 1.50      34.93 -  34.93
   2006..................     2    13.63 - 13.63         22       0.35         1.50 - 1.50       7.71 -   7.71
   2005..................     2    12.65 - 12.65         21       0.21         1.50 - 1.50      11.16 -  11.16
   2004 (au).............     2    11.38 - 11.38         19       0.46         1.50 - 1.50      13.82 -  13.82

--------
(au)For the period beginning April 30, 2004 and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Janus
  Aspen Series (Service
  Shares) Sub-Account:
   Foreign Stock (Service Shares)
   2008 (j) (al).........   --        NA - NA         $--           NA         0.00 - 0.00%        NA - NA
   2007..................    2    $22.14 - 22.14       54         1.44%        1.50 - 1.50      16.47 -  16.47%
   2006..................    2     19.01 - 19.01       47         1.59         1.50 - 1.50      16.29 -  16.29
   2005..................    2     16.35 - 16.35       40         0.77         1.50 - 1.50       4.65 -   4.65
   2004..................    2     15.62 - 15.62       38         0.27         1.50 - 1.50      16.45 -  16.45

   International Growth (Service Shares)
   2008 (k) (al).........    2      9.70 -  9.70       24         0.00         1.50 - 1.50       0.00 -   0.00

Investments in the
  Lazard Retirement
  Series, Inc.
  Sub-Account:
   Emerging Markets
   2008..................  < 1     26.77 - 26.77        1         0.25         1.50 - 1.50     -49.49 - -49.49
   2007..................  < 1     52.99 - 52.99       21         0.99         1.50 - 1.50      31.30 -  31.30
   2006..................    1     40.36 - 40.36       24         0.53         1.50 - 1.50      28.00 -  28.00
   2005..................    1     31.35 - 31.35       22         0.21         1.50 - 1.50      38.67 -  38.67
   2004..................  < 1     22.74 - 22.74        9         0.63         1.50 - 1.50      28.63 -  28.63

Investments in the Legg
  Mason Variable
  Income Trust
  Sub-Accounts:
   Legg Mason Variable All Cap Portfolio I
   2007 (am)(ak).........   --        N/A -  N/A       --          N/A         0.00 - 0.00         N/A -   N/A
   2006..................    1     14.32 - 14.32        7         1.38         1.50 - 1.50      16.35 -  16.35
   2005..................    1     12.31 - 12.31        6         0.86         1.50 - 1.50       2.49 -   2.49
   2004..................    1     12.01 - 12.01        6         0.54         1.50 - 1.50       6.69 -   6.69
   2003..................    1     11.26 - 11.26        6         0.26         1.50 - 1.50      36.95 -  36.95

   Legg Mason Variable Fundamental Value Portfolio
   2008..................  < 1      5.93 -  5.93        1         0.52         1.50 - 1.50     -37.53 - -37.53
   2007 (am)(an).........    1      9.50 -  9.50        8         2.50         1.50 - 1.50      -5.01 -  -5.01

--------
(j)For the period beginning January 1, 2008 and ended April 29, 2008
(k)For the period beginning April 30, 2008 and ended December 31, 2008
(al)On April 30, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)
(ak)For the period beginning January 1, 2007 and ended April 30, 2007
(am)On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(an)For the period beginning May 1, 2007 and ended December 31, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                    At December 31,                    For the year ended December 31,
                          ----------------------------------- ------------------------------------------------
                                   Accumulation                                  Expense            Total
                          Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                          (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                          ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Legg
  Mason Partners
  Variable Portfolios I,
  Inc Sub-Accounts:
   Legg Mason Variable Investors Portfolio I
   2008..................   < 1   $ 8.67 -  8.67    $     1       0.30%        1.50 - 1.50%    -36.59 - -36.59%
   2007..................     1    13.68 - 13.68         10       1.32         1.50 - 1.50       2.33 -   2.33
   2006..................     1    13.37 - 13.37          9       1.65         1.50 - 1.50      16.49 -  16.49
   2005..................     1    11.47 - 11.47          8       1.19         1.50 - 1.50       4.93 -   4.93
   2004 (au).............     1    10.94 - 10.94          8       2.81         1.50 - 1.50       9.35 -   9.35

Investments in the Lord
  Abbett Series Fund
  Sub-Account:
   All Value
   2008..................   979     9.15 -  9.68      9,341       0.51         1.29 - 2.59     -30.52 - -29.59
   2007.................. 1,132    13.16 - 13.74     15,380       0.52         1.29 - 2.59       3.94 -   5.34
   2006.................. 1,138    12.66 - 13.05     14,734       0.69         1.29 - 2.59      11.68 -  13.17
   2005..................   772    11.34 - 11.53      8,862       0.54         1.29 - 2.59       5.58 -  13.40
   2004 (ay).............   170    10.89 - 10.92      1,850       0.57         1.29 - 2.29       8.93 -   9.20

   Bond-Debenture
   2008.................. 3,000     9.03 -  9.55     28,306       6.49         1.29 - 2.59     -19.67 - -18.60
   2007.................. 3,599    11.24 - 11.73     41,845       6.73         1.29 - 2.59       3.42 -   4.81
   2006.................. 3,077    10.86 - 11.19     34,209       7.41         1.29 - 2.59       6.50 -   7.92
   2005.................. 1,735    10.20 - 10.37     17,927       8.07         1.29 - 2.59       0.00 -   2.01
   2004 (ay).............   253    10.34 - 10.37      2,625       8.91         1.29 - 2.44       3.40 -   3.70

   Growth and Income
   2008.................. 3,013     7.79 -  8.24     24,562       1.34         1.29 - 2.59     -38.07 - -37.24
   2007.................. 3,879    12.58 - 13.14     50,506       1.34         1.29 - 2.59       0.74 -   2.10
   2006.................. 3,372    12.49 - 12.87     43,120       1.52         1.29 - 2.59      14.25 -  15.76
   2005.................. 2,117    10.93 - 11.11     23,456       1.60         1.29 - 2.59       1.92 -   9.32
   2004 (ay).............   362    10.87 - 10.90      3,950       1.23         1.29 - 2.44       8.73 -   9.04

   Growth Opportunities
   2008.................. 1,279     8.52 -  8.95     11,306       0.00         1.29 - 2.44     -39.75 - -39.04
   2007.................. 1,443    14.09 - 14.69     20,969       0.00         1.29 - 2.54      18.19 -  19.71
   2006.................. 1,072    11.92 - 12.27     13,057       0.00         1.29 - 2.54       6.51 -  19.22
   2005..................   459    11.35 - 11.52      5,268       0.00         1.29 - 2.44       3.28 -  13.51
   2004 (ay).............    68    11.12 - 11.15        753       0.00         1.29 - 2.34      11.23 -  11.53

--------
(au)For the period beginning April 30, 2004 and ended December 31, 2004
(ay) For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the Lord
  Abbett Series Fund
  Sub-Accounts
  (continued):
   Mid-Cap Value
   2008................. 3,371   $ 7.40 -  7.83    $26,079       1.19%        1.29 - 2.59%    -40.93 - -40.14%
   2007................. 4,024    12.53 - 13.08     52,147       0.45         1.29 - 2.59      -2.04 -  -0.72
   2006................. 3,997    12.79 - 13.18     52,336       0.57         1.29 - 2.59       9.33 -  10.79
   2005................. 3,079    11.70 - 11.90     36,499       0.74         1.29 - 2.59       6.83 -  17.01
   2004 (ay)............   411    11.10 - 11.14      4,574       0.47         1.29 - 2.44      11.03 -  11.36

Investments in the MFS
  Variable Insurance
  Trust Sub-Accounts:
   MFS Growth (l)
   2008.................   113     4.10 -  8.77        766       0.24         1.15 - 1.65     -38.44 - -38.13
   2007.................   158     6.66 - 14.17      1,718       0.00         1.15 - 1.65      19.18 -  19.78
   2006.................   247     5.59 - 11.83      2,192       0.00         1.15 - 1.65       6.13 -   6.66
   2005.................   319     5.27 - 11.09      2,641       0.00         1.15 - 1.65       7.41 -   7.94
   2004.................   387     4.90 - 10.27      2,926       0.00         1.15 - 1.65      11.11 -  11.67

   MFS High Income
   2008.................    49     9.01 -  9.36        453       9.92         1.25 - 1.65     -29.66 - -29.38
   2007.................    55    12.81 - 13.25        729       6.92         1.25 - 1.65       0.09 -   0.50
   2006.................    56    12.80 - 13.18        732       7.62         1.25 - 1.65       8.57 -   9.01
   2005.................    73    11.79 - 12.09        873       6.89         1.25 - 1.65       0.49 -   0.89
   2004.................    80    11.73 - 11.99        959       4.77         1.25 - 1.65       7.36 -   7.79

   MFS Investors Trust
   2008.................   225     6.83 -  8.31      1,689       0.87         1.15 - 1.65     -34.18 - -33.85
   2007.................   278    11.06 - 12.56      3,171       0.87         1.15 - 1.65       8.49 -   9.04
   2006.................   334    10.20 - 11.52      3,493       0.50         1.15 - 1.65      11.15 -  11.71
   2005.................   401     8.60 - 10.31      3,774       0.55         1.15 - 1.65       5.56 -   6.09
   2004.................   436     8.69 -  8.88      3,878       0.60         1.25 - 1.65       9.53 -   9.97

   MFS New Discovery
   2008.................   165     8.97 - 11.82      1,524       0.00         1.15 - 1.65     -40.32 - -40.02
   2007.................   199    11.78 - 15.04      3,080       0.00         1.15 - 1.65       0.83 -   1.34
   2006.................   226    14.91 - 19.46      3,434       0.00         1.15 - 1.65      11.37 -  11.92
   2005.................   261     8.56 - 10.39      3,548       0.00         1.15 - 1.65       3.53 -   4.02
   2004.................   306    12.94 - 13.22      4,000       0.00         1.25 - 1.65       4.78 -   5.20

--------
(l)Previously known as MFS Emerging Growth
(ay)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the MFS
  Variable Insurance
  Trust Sub-Accounts
  (continued):
   MFS Research
   2008.................   91    $ 5.58 -  7.32     $  597       0.54%        1.15 - 1.65%    -37.13 - -36.82%
   2007.................  115      8.87 - 11.58      1,185       0.68         1.15 - 1.65      11.34 -  11.90
   2006.................  152      7.97 - 10.35      1,421       0.53         1.15 - 1.65       8.67 -   9.22
   2005.................  205      7.33 -  9.48      1,755       0.47         1.15 - 1.65       6.04 -   6.57
   2004.................  249      6.92 -  8.89      1,983       1.03         1.15 - 1.65      13.95 -  14.53

   MFS Research Bond
   2008.................  117     13.80 - 14.33      1,660       3.15         1.25 - 1.65      -3.96 -  -3.58
   2007.................  149     14.37 - 14.86      2,205       3.45         1.25 - 1.65       2.49 -   2.91
   2006.................  173     14.02 - 14.44      2,489       4.09         1.25 - 1.65       2.35 -   2.76
   2005.................  214     13.70 - 14.05      2,997       5.20         1.25 - 1.65      -0.14 -   0.26
   2004.................  246     13.72 - 14.02      3,438       6.02         1.25 - 1.65       4.33 -   4.75

   MFS Utilities
   2008.................   11     13.51 - 13.86        146       1.16         1.35 - 1.65     -38.69 - -38.51
   2007.................   20     22.04 - 22.75        442       1.01         1.15 - 1.65      25.79 -  26.43
   2006.................   20     17.52 - 18.00        350       1.73         1.15 - 1.65      29.12 -  79.97
   2005.................   13     13.57 - 13.80        173       0.52         1.35 - 1.65      15.28 -  35.71
   2004.................    8     11.83 - 11.97         96       1.43         1.35 - 1.69      28.02 -  28.45

Investments in the MFS
  Variable Insurance
  Trust (Service Class)
  Sub-Accounts:
   MFS Growth (Service Class) (m)
   2008.................   57      6.11 -  6.36        358       0.00         1.35 - 1.85     -38.70 - -38.39
   2007.................   52      9.98 - 10.32        536       0.00         1.35 - 1.85      18.63 -  19.23
   2006.................   66      8.41 -  8.66        569       0.00         1.35 - 1.85       5.63 -   6.16
   2005.................   78      7.96 -  8.15        634       0.00         1.35 - 1.85       6.91 -   7.46
   2004.................   93      7.45 -  7.59        704       0.00         1.35 - 1.85      10.63 -  11.20

   MFS Investors Trust (Service Class)
   2008.................   34      7.31 -  7.60        256       0.61         1.35 - 1.85     -34.49 - -34.16
   2007.................   59     11.16 - 11.55        676       0.63         1.35 - 1.85       7.99 -   8.54
   2006.................   72     10.34 - 10.64        759       0.26         1.35 - 1.85      10.61 -  11.18
   2005.................   77      9.34 -  9.57        733       0.31         1.35 - 1.85       5.05 -   5.58
   2004.................   87      8.90 -  9.06        790       0.43         1.35 - 1.85       9.07 -   9.63

--------
(m)Previously known as MFS Emerging Growth (Service Class)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation
                       Units     Unit Value     Net Assets  Investment    Expense Ratio**   Total Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  MFS Variable
  Insurance Trust
  (Service Class)
  Sub-Accounts
  (continued):
   MFS New Discovery (Service Class)
   2008...............     43  $ 5.96 -  6.20    $    263      0.00%        1.35 - 1.85%    -40.64 - -40.34%
   2007...............     71   10.05 - 10.39         739      0.00         1.35 - 1.85       0.35 -   0.86
   2006...............    106   10.01 - 10.30       1,084      0.00         1.35 - 1.85      10.85 -  11.41
   2005...............    116    9.03 -  9.25       1,075      0.00         1.35 - 1.85       3.09 -   3.62
   2004...............    120   11.87 - 11.87       1,075      0.00         1.50 - 1.50       4.62 -   4.62

   MFS Research (Service Class)
   2008...............     23    6.83 -  7.10         161      0.32         1.35 - 1.85     -37.44 - -37.12
   2007...............     41   10.92 - 11.29         456      0.51         1.35 - 1.85      10.83 -  11.40
   2006...............     46    9.85 - 10.14         464      0.31         1.35 - 1.85       8.17 -   8.72
   2005...............     47    9.11 -  9.32         439      0.30         1.35 - 1.85       5.59 -   6.12
   2004...............     49    8.62 -  8.79         430      0.88         1.35 - 1.85      13.43 -  14.01

   MFS Utilities (Service Class)
   2008...............     80   10.85 - 11.28       1,080      1.36         1.35 - 1.85     -38.96 - -38.65
   2007...............     96   17.77 - 18.38       2,075      0.86         1.35 - 1.85      25.19 -  25.83
   2006...............    100   14.20 - 14.61       1,715      1.80         1.35 - 1.85      28.55 -  29.20
   2005...............    102   11.04 - 11.31       1,352      0.68         1.35 - 1.85      14.42 -  15.00
   2004...............     63   13.05 - 13.05         635      1.26         1.50 - 1.50      27.90 -  27.90

Investments in the
  Morgan Stanley
  Variable Investment
  Series
  Sub-Accounts:
   Aggressive Equity
   2008...............  1,256    5.53 -  6.10       9,507      0.22         0.70 - 1.98     -49.87 - -49.22
   2007...............  1,607   11.02 - 12.00      24,269      0.00         0.70 - 1.98      17.30 -  18.82
   2006...............  2,252    9.36 - 10.10      28,821      0.00         0.70 - 2.05       5.66 -   7.09
   2005...............  2,887    8.86 -  9.43      30,046      0.00         0.70 - 2.05      20.68 -  22.31
   2004...............  3,564    7.34 -  7.71      36,091      0.01         0.70 - 2.05      10.43 -  11.93

   Dividend Growth
   2008...............  8,577    7.47 -  8.83     171,791      0.49         0.70 - 2.05     -37.65 - -36.80
   2007............... 10,695   11.98 - 13.97     343,677      1.25         0.70 - 2.05       2.10 -   3.49
   2006............... 13,870   11.74 - 13.50     439,541      1.33         0.70 - 2.05       8.85 -  10.32
   2005............... 18,424   10.78 - 12.24     545,559      1.26         0.70 - 2.05       3.47 -   4.87
   2004............... 22,317   10.42 - 11.67     696,586      1.55         0.70 - 2.05       6.26 -   7.70

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts
  (continued):
   Capital Opportunities (n)
   2008...............  6,492  $ 5.21 -  5.21    $132,556      0.27%        0.70 - 2.05%    -48.69 - -47.99%
   2007...............  7,901   10.01 - 10.15     314,113      0.53         0.70 - 2.05      17.10 -  18.70
   2006............... 10,130    8.43 -  8.67     351,734      0.00         0.70 - 2.05       2.08 -   3.46
   2005............... 13,231    8.15 -  8.49     459,943      0.00         0.70 - 2.05      15.77 -  17.33
   2004............... 14,403    6.95 -  7.34     511,428      0.40         0.70 - 2.05       8.89 -  10.37

   European Equity (o)
   2008...............  2,531    7.78 -  8.28      53,201      2.61         0.70 - 2.05     -43.87 - -43.10
   2007...............  3,140   13.87 - 14.56     117,877      1.67         0.70 - 2.05      13.24 -  14.78
   2006...............  3,921   12.24 - 12.68     131,420      1.72         0.70 - 2.05      27.58 -  29.31
   2005...............  5,072    9.60 -  9.81     134,885      1.17         0.70 - 2.05       6.49 -   7.93
   2004...............  5,979    9.01 -  9.09     167,620      1.12         0.70 - 2.05      10.45 -  11.95

   Global Advantage
   2008...............    903    6.08 -  6.25       5,841      1.09         0.70 - 2.05     -44.98 - -44.23
   2007...............  1,141   10.90 - 11.35      13,342      0.91         0.70 - 2.05      14.70 -  16.27
   2006...............  1,556    9.37 -  9.90      15,728      0.78         0.70 - 2.05      16.15 -  17.73
   2005...............  2,048    7.96 -  8.52      17,769      0.28         0.70 - 2.05       4.64 -   6.05
   2004...............  2,664    7.51 -  8.14      22,063      0.43         0.70 - 2.05      10.26 -  11.75

   Global Dividend Growth
   2008...............  3,937    8.94 - 10.27      57,768      2.88         0.70 - 2.05     -42.14 - -41.35
   2007...............  5,011   15.44 - 17.51     126,523      1.96         0.70 - 2.05       4.84 -   6.27
   2006...............  6,387   14.73 - 16.48     154,443      1.98         0.70 - 2.05      19.47 -  21.09
   2005...............  8,403   12.33 - 13.61     169,963      1.63         0.70 - 2.05       4.19 -   5.60
   2004............... 10,008   11.83 - 12.89     201,476      1.45         0.70 - 2.05      12.60 -  14.13

   High Yield
   2008...............  1,352    4.88 -  6.29      12,526      2.51         0.70 - 1.98     -24.64 - -23.66
   2007...............  1,685    6.40 -  8.30      20,551      6.67         0.70 - 2.05       2.05 -   3.44
   2006...............  2,215    6.19 -  8.13      26,456      6.92         0.70 - 2.05       7.08 -   8.53
   2005...............  2,986    5.70 -  7.60      33,636      6.98         0.70 - 2.05       0.12 -   1.47
   2004...............  3,956    5.62 -  7.59      46,919      7.46         0.70 - 2.05       7.61 -   9.08

--------
(n)Previously known as Equity
(o)Previously known as European Growth

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts
  (continued):
   Income Builder
   2008...............  1,177  $10.27 - 11.62    $ 15,008      0.80%        0.70 - 2.05%    -27.78 - -26.80%
   2007...............  1,483   14.22 - 15.87      26,173      2.78         0.70 - 2.05       1.10 -   2.48
   2006...............  1,893   14.06 - 15.49      32,764      2.59         0.70 - 2.05      11.90 -  13.42
   2005...............  2,399   12.57 - 13.66      37,101      2.63         0.70 - 2.05       4.79 -   6.21
   2004...............  3,118   11.99 - 12.86      46,418      3.61         0.70 - 2.05       8.71 -  10.19

   Income Plus (p)
   2008...............  4,810   11.82 - 14.55     101,833      1.98         0.70 - 2.05     -10.77 -  -9.56
   2007...............  6,146   13.25 - 16.09     145,177      5.31         0.70 - 2.05       3.83 -   5.24
   2006...............  7,370   12.76 - 15.28     170,943      5.03         0.70 - 2.05       3.56 -   4.96
   2005...............  9,929   12.32 - 14.56     219,645      5.10         0.70 - 2.05       1.23 -   2.61
   2004............... 12,316   12.17 - 14.19     276,600      5.45         0.70 - 2.05       3.09 -   4.49

   Limited Duration
   2008...............  1,529    9.32 - 10.65      15,256      1.90         0.70 - 1.85     -16.47 - -15.50
   2007...............  2,071   11.16 - 12.60      24,656      5.20         0.70 - 1.85       1.05 -   2.22
   2006...............  2,750   11.04 - 12.33      32,271      4.68         0.70 - 1.85       2.37 -   3.56
   2005...............  3,545   10.78 - 11.91      40,508      3.87         0.70 - 1.85       0.01 -   1.16
   2004...............  4,395   10.61 - 11.77      50,056      4.12         0.70 - 2.05      -0.64 -   0.71

   Money Market
   2008...............  7,145   10.51 - 12.26     107,349      2.43         0.70 - 2.05       0.37 -   1.74
   2007...............  6,893   10.47 - 12.05     103,653      4.79         0.70 - 2.05       2.79 -   4.19
   2006...............  8,634   10.18 - 11.56     124,279      4.63         0.70 - 2.05       2.50 -   3.89
   2005...............  9,494    9.93 - 11.13     134,039      2.68         0.70 - 2.05       0.71 -   2.07
   2004............... 11,900    9.86 - 10.90     166,792      0.79         0.70 - 2.05      -1.18 -   0.16

   S&P 500 Index
   2008...............  3,976    6.52 -  6.91      30,896      2.46         0.70 - 2.05     -38.35 - -37.51
   2007...............  4,836   10.58 - 11.05      60,707      1.81         0.70 - 2.05       3.08 -   4.49
   2006...............  6,425   10.26 - 10.58      77,960      1.62         0.70 - 2.05      13.22 -  14.75
   2005...............  9,063    9.06 -  9.22      96,741      1.62         0.70 - 2.05       2.52 -   3.91
   2004............... 11,740    8.84 -  8.87     122,996      0.96         0.70 - 2.05       8.35 -   9.82

--------
(p)Previously known as Quality Income Plus

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series Sub-Accounts
  (continued):
   Strategist
   2008...............  5,406  $ 9.92 - 11.42    $126,027      0.77%        0.70 - 2.05%    -25.53 - -24.51%
   2007...............  6,556   13.32 - 15.12     204,331      2.75         0.70 - 2.05       6.42 -   7.87
   2006...............  8,248   12.51 - 14.02     241,744      2.57         0.70 - 2.05      12.69 -  14.21
   2005............... 10,340   11.10 - 12.27     271,309      1.90         0.70 - 2.05       6.13 -   7.57
   2004............... 12,349   10.46 - 11.41     325,336      1.91         0.70 - 2.05       8.13 -   9.60

   Utilities
   2008...............  3,369    7.73 -  8.49      65,178      0.63         0.70 - 2.05     -34.63 - -33.74
   2007...............  4,165   11.82 - 12.82     123,301      1.90         0.70 - 2.05      17.88 -  19.49
   2006...............  5,184   10.03 - 10.73     132,186      1.99         0.70 - 2.05      17.88 -  19.48
   2005...............  6,612    8.50 -  8.98     143,844      2.34         0.70 - 2.05      12.30 -  13.82
   2004...............  7,513    7.57 -  7.89     157,840      2.49         0.70 - 2.05      18.21 -  19.82

Investments in the
  Morgan Stanley
  Variable Investment
  Series (Class Y
  Shares)
  Sub-Accounts:
   Aggressive Equity (Class Y Shares)
   2008...............  1,870    9.62 - 10.37      11,424      0.00         1.29 - 2.59     -50.33 - -49.66
   2007...............  2,335   19.37 - 20.60      28,037      0.00         1.29 - 2.59      16.28 -  17.84
   2006...............  2,987   16.66 - 17.48      30,430      0.00         1.29 - 2.59       4.86 -   6.26
   2005...............  2,999   15.88 - 16.45      28,565      0.00         1.29 - 2.59      19.56 -  21.15
   2004...............  3,342   13.29 - 13.58      26,131      0.00         1.29 - 2.59       9.56 -  11.02

   Dividend Growth (Class Y Shares)
   2008...............  6,855    8.89 -  9.58      55,407      0.42         1.29 - 2.59     -38.11 - -37.28
   2007...............  8,452   14.36 - 15.28     109,175      1.03         1.29 - 2.59       1.20 -   2.55
   2006............... 10,201   14.19 - 14.90     129,082      1.12         1.29 - 2.59       7.97 -   9.40
   2005............... 11,696   13.15 - 13.62     135,625      1.08         1.29 - 2.59       2.63 -   4.00
   2004............... 11,891   12.81 - 13.10     132,693      1.43         1.29 - 2.59       5.41 -   6.81

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                     For the year ended December 31,
                         ------------------------------------ ------------------------------------------------
                                   Accumulation                                  Expense            Total
                         Units      Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s)  Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------  ----------------- ---------- ------------- ----------------- -----------------

Investments in the
  Morgan Stanley
  Variable Investment
  Series (Class Y
  Shares)
  Sub-Accounts
  (continued):
   Capital Opportunities (Class Y Shares) (q)
   2008.................  6,953   $ 8.74 -  9.42    $ 44,054      0.19%        1.29 - 2.59%    -49.10 - -48.42%
   2007.................  8,548    17.18 - 18.27     103,271      0.12         1.29 - 2.59      16.13 -  17.69
   2006................. 10,777    14.79 - 15.53     110,189      0.00         1.29 - 2.59       1.23 -  55.26
   2005................. 12,195    14.61 - 15.14     119,287      0.00         1.29 - 2.59      14.85 -  16.38
   2004................. 13,667    12.72 - 13.01     112,120      0.22         1.29 - 2.59       7.99 -   9.43

   European Equity (Class Y Shares) ( r )
   2008.................  2,096    11.51 - 12.41      17,295      2.20         1.29 - 2.59     -44.33 - -43.58
   2007.................  2,706    20.68 - 22.00      39,508      1.47         1.29 - 2.59      12.34 -  13.85
   2006.................  3,485    18.41 - 19.32      44,439      1.49         1.29 - 2.59      26.52 -  28.21
   2005.................  3,838    14.55 - 15.07      38,367      0.97         1.29 - 2.59       5.56 -   6.96
   2004.................  4,429    13.78 - 14.09      41,305      0.98         1.29 - 2.59       9.57 -  11.03

   Global Advantage (Class Y Shares)
   2008.................    688    10.13 - 10.92       4,424      0.73         1.29 - 2.59     -45.41 - -44.68
   2007.................    857    18.56 - 19.75      10,007      0.68         1.29 - 2.59      13.65 -  15.17
   2006.................  1,036    16.33 - 17.15      10,541      0.55         1.29 - 2.59      15.29 -  16.83
   2005.................  1,190    14.17 - 14.68      10,387      0.05         1.29 - 2.59       3.69 -   5.07
   2004.................  1,302    13.66 - 13.97      10,869      0.30         1.29 - 2.59       9.38 -  10.84

   Global Dividend Growth (Class Y Shares)
   2008.................  2,979    10.50 - 11.32      28,497      2.54         1.29 - 2.59     -42.62 - -41.85
   2007.................  3,861    18.29 - 19.46      63,372      1.77         1.29 - 2.59       3.99 -   5.38
   2006.................  4,671    17.59 - 18.47      72,767      1.74         1.29 - 2.59      18.46 -  20.04
   2005.................  5,317    14.85 - 15.38      69,331      1.47         1.29 - 2.59       3.43 -   4.81
   2004.................  5,319    14.36 - 14.68      65,871      1.37         1.29 - 2.59      11.68 -  13.17

   High Yield (Class Y Shares)
   2008.................  1,904     9.57 - 10.32      12,774      2.49         1.29 - 2.59     -25.19 - -24.19
   2007.................  2,582    12.79 - 13.61      22,673      6.45         1.29 - 2.59       1.20 -   2.55
   2006.................  3,372    12.64 - 13.27      28,708      6.71         1.29 - 2.59       6.19 -   7.61
   2005.................  4,278    11.90 - 12.33      33,289      7.05         1.29 - 2.59      -0.71 -   0.61
   2004.................  4,910    11.99 - 12.25      37,267      7.51         1.29 - 2.59       6.73 -   8.15

--------
(q)Previously known as Equity (Class Y Shares)
(r)Previously known as European Growth (Class Y Shares)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Morgan Stanley
  Variable Investment
  Series (Class Y
  Shares)
  Sub-Accounts
  (continued):
   Income Builder (Class Y Shares)
   2008...............  1,415  $10.33 - 11.14    $ 14,458      0.76%        1.29 - 2.59%    -28.35 - -27.39%
   2007...............  2,330   14.42 - 15.34      33,014      2.58         1.29 - 2.59       0.19 -   1.53
   2006...............  3,086   14.39 - 15.11      43,341      2.37         1.29 - 2.59      11.02 -  12.49
   2005...............  3,485   12.96 - 13.43      43,791      2.46         1.29 - 2.59       3.95 -   5.34
   2004...............  3,881   12.47 - 12.75      46,473      3.55         1.29 - 2.59       7.85 -   9.29

   Income Plus (Class Y Shares) (s)
   2008............... 11,769    9.83 - 10.59     132,405      1.94         1.29 - 2.59     -11.47 - -10.28
   2007............... 15,284   11.10 - 11.81     191,480      5.10         1.29 - 2.59       2.98 -   4.36
   2006............... 16,996   10.78 - 11.31     205,030      5.01         1.29 - 2.59       2.62 -   3.98
   2005............... 16,194   10.50 - 10.88     191,363      4.85         1.29 - 2.59       0.41 -   1.75
   2004............... 14,099   10.46 - 10.69     170,081      5.24         1.29 - 2.59       2.35 -   3.72

   Limited Duration (Class Y Shares)
   2008...............  6,856    8.11 -  8.74      61,310      1.79         1.29 - 2.59     -17.41 - -16.31
   2007...............  9,079    9.82 - 10.45      97,624      5.00         1.29 - 2.59       0.12 -   1.47
   2006............... 10,388    9.81 - 10.29     110,355      4.47         1.29 - 2.59       1.34 -   2.69
   2005............... 11,553    9.68 - 10.03     120,269      3.70         1.29 - 2.59      -1.11 -   0.20
   2004............... 11,437    9.79 - 10.00     120,213      4.01         1.29 - 2.59      -1.45 -  -0.13

   Money Market (Class Y Shares)
   2008............... 10,268    9.95 - 10.72     108,869      2.25         1.29 - 2.59      -0.45 -   0.88
   2007...............  9,271    9.99 - 10.63      97,838      4.65         1.29 - 2.59       1.94 -   3.31
   2006...............  9,658    9.80 - 10.29      99,058      4.44         1.29 - 2.59       1.66 -   3.01
   2005...............  9,420    9.64 -  9.99      94,188      2.51         1.29 - 2.59       1.21 -  -0.11
   2004...............  8,639    9.65 -  9.87      85,984      0.59         1.29 - 2.59      -1.99 -  -0.68

   S&P 500 Index (Class Y Shares)
   2008...............  9,510    9.20 -  9.92      71,982      2.11         1.29 - 2.59     -38.90 - -38.08
   2007............... 11,519   15.06 - 16.03     138,928      1.60         1.29 - 2.59       2.27 -   3.64
   2006............... 13,991   14.73 - 15.46     161,681      1.43         1.29 - 2.59      12.24 -  13.73
   2005............... 15,651   13.12 - 13.60     157,007      1.40         1.29 - 2.59       1.74 -   3.09
   2004............... 16,146   12.90 - 13.19     151,930      0.81         1.29 - 2.59       7.44 -   8.87

--------
(s)Previously known as Quality Income Plus (Class Y Shares)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                   For the year ended December 31,
                           -------------------------------- ------------------------------------------------
                                    Accumulation     Net                       Expense            Total
                           Units     Unit Value     Assets   Investment        Ratio**          Return***
                           (000s) Lowest to Highest (000s)  Income Ratio* Lowest to Highest Lowest to Highest
                           ------ ----------------- ------- ------------- ----------------- -----------------
Investments in the Morgan
  Stanley Variable
  Investment Series
  (Class Y Shares)
  Sub-Accounts
  (continued):
   Strategist (Class Y Shares)
   2008................... 4,861   $11.73 - 12.65   $51,318     0.72%        1.29 - 2.59%    -26.17 - -25.18%
   2007................... 6,083    15.89 - 16.91    85,755     2.54         1.29 - 2.59       5.55 -   6.97
   2006................... 7,497    15.06 - 15.81    98,826     2.40         1.29 - 2.59      11.79 -  13.27
   2005................... 8,176    13.47 - 13.95    94,837     1.72         1.29 - 2.59       5.27 -   6.67
   2004................... 8,876    12.79 - 13.08    95,972     1.74         1.29 - 2.59       7.26 -   8.70

   Utilities (Class Y Shares)
   2008................... 1,834    13.19 - 14.22    15,980     0.56         1.29 - 2.59     -35.17 - -34.31
   2007................... 2,333    20.35 - 21.65    30,831     1.63         1.29 - 2.59      16.92 -  18.48
   2006................... 2,977    17.40 - 18.27    33,317     1.79         1.29 - 2.59      16.93 -  18.48
   2005................... 3,375    14.88 - 15.42    32,047     2.19         1.29 - 2.59      11.40 -  12.88
   2004................... 3,569    13.36 - 13.66    29,343     2.33         1.29 - 2.59      17.17 -  18.73

Investments in the
  Neuberger & Berman
  Advisors Management
  Trust Sub-Accounts:
   AMT Mid-Cap Growth
   2008...................    --       NA -   NA         --       NA         0.00 - 0.00         NA -  NA
   2007...................   < 1    18.97 - 18.97         6     0.00         1.59 - 1.59      20.59 -  20.59
   2006...................   < 1    15.73 - 16.01         7     0.00         1.37 - 1.59      12.89 -  13.14
   2005...................     2    13.93 - 14.38        32     0.00         1.15 - 1.59      11.95 -  12.44
   2004...................     2    12.45 - 12.79        28     0.00         1.15 - 1.59      14.47 -  14.98

   AMT Partners
   2008...................     4     7.76 -  7.76        31     0.38         1.59 - 1.59     -53.15 - -53.15
   2007...................     7    16.57 - 16.57       120     0.58         1.59 - 1.59       7.60 -   7.60
   2006...................     9    15.40 - 15.40       142     0.67         1.59 - 1.59      10.48 -  10.48
   2005...................    11    13.94 - 13.94       159     0.96         1.59 - 1.59      16.19 -  16.19
   2004...................    12    12.00 - 12.00       140     0.01         1.59 - 1.59      17.10 -  17.10

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------

Investments in the
  Oppenheimer Variable
  Account Funds
  Sub-Accounts:
   Oppenheimer Balanced
   2008................   237   $ 8.17 -  8.22    $ 1,884       3.47%        1.15 - 1.80%    -44.49 - -44.12%
   2007................   418    14.62 - 12.65      5,958       2.60         1.15 - 1.85       1.86 -   2.59
   2006................   583    12.42 - 14.25      8,116       2.33         1.15 - 1.85       9.10 -   9.88
   2005................   808    11.38 - 12.97     10,497       1.81         1.15 - 1.85       1.97 -   2.70
   2004................   948    11.16 - 12.63     12,084       1.04         1.15 - 1.85       8.06 -   8.84

   Oppenheimer Capital Appreciation
   2008................   693     5.49 -  6.89      4,515       0.16         1.15 - 1.85     -46.53 - -46.14
   2007................   919    10.27 - 12.79     11,166       0.23         1.15 - 1.85      12.03 -  12.84
   2006................ 1,171     9.17 - 11.33     12,520       0.38         1.15 - 1.85       5.96 -   6.72
   2005................ 1,368     8.65 - 10.62     13,704       0.91         1.15 - 1.85       3.16 -   3.90
   2004................ 1,553    10.58 - 10.81     14,953       0.31         1.25 - 1.65       5.19 -   5.61

   Oppenheimer Core Bond
   2008................   215     8.32 -  8.64      1,849       5.63         1.25 - 1.65     -40.05 - -39.81
   2007................   274    13.89 - 14.36      3,908       5.19         1.25 - 1.65       2.67 -   3.09
   2006................   295    13.52 - 13.93      4,089       5.42         1.25 - 1.65       3.56 -   3.97
   2005................   347    13.06 - 13.40      4,634       5.38         1.25 - 1.65       0.91 -   1.32
   2004................   399    12.94 - 13.22      5,253       4.64         1.25 - 1.65       3.77 -   4.18

   Oppenheimer Global Securities
   2008................   415     9.25 - 12.41      4,878       1.66         1.15 - 1.85     -41.30 - -40.87
   2007................   578    15.75 - 20.99     11,553       1.40         1.15 - 1.85       4.34 -   5.10
   2006................   635    15.10 - 19.97     12,151       1.05         1.15 - 1.85      15.52 -  16.35
   2005................   731    13.07 - 17.16     12,029       1.00         1.15 - 1.85      12.20 -  13.00
   2004................   788    15.96 - 16.31     11,428       1.21         1.25 - 1.65      17.21 -  17.68

   Oppenheimer High Income
   2008................   119     2.72 -  2.78        327       9.47         1.25 - 1.45     -78.98 - -78.94
   2007................   133    12.96 - 13.18      1,743       7.40         1.25 - 1.45      -1.55 -  -1.35
   2006................   144    13.16 - 13.36      1,908       7.32         1.25 - 1.45       7.85 -   8.07
   2005................   161    12.05 - 12.36      1,982       6.77         1.25 - 1.65       0.64 -   1.05
   2004................   174    11.97 - 12.23      2,117       5.84         1.25 - 1.65       7.18 -   7.61

   Oppenheimer Main Street
   2008................   362     7.03 -  7.07      2,499       1.67         1.15 - 1.85     -39.61 - -39.17
   2007................   542    11.56 - 11.71      6,186       1.09         1.15 - 1.85       2.48 -   3.22
   2006................   751    11.19 - 11.43      8,286       1.20         1.15 - 1.85      12.90 -  13.71
   2005................   973     9.84 - 10.12      9,394       1.39         1.15 - 1.85       4.02 -   4.77
   2004................ 1,169     9.40 -  9.73     10,777       0.84         1.15 - 1.85       7.43 -   8.21

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                   At December 31,                    For the year ended December 31,
                         ----------------------------------- ------------------------------------------------
                                  Accumulation                                  Expense            Total
                         Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                         (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                         ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Oppenheimer Variable
  Account Funds
  Sub-Accounts
  (continued):
   Oppenheimer Main Street Small Cap (t)
   2008.................   135   $12.49 - 12.97    $ 1,741       0.55%        1.25 - 1.65%    -38.85 - -38.60%
   2007.................   189    20.42 - 21.12      3,970       0.35         1.25 - 1.65      -2.84 -  -2.44
   2006.................   218    21.02 - 21.65      4,716       0.16         1.25 - 1.65      13.12 -  13.57
   2005.................   238    18.58 - 19.06      4,521       0.00         1.25 - 1.65       8.13 -   8.56
   2004.................   256    17.18 - 17.56      4,484       0.00         1.25 - 1.65      17.47 -  17.94

   Oppenheimer MidCap Fund
   2008.................   136     5.14 -  5.26        641       0.00         1.15 - 1.85     -50.01 - -49.65
   2007.................   208    10.21 - 10.51      1,931       0.00         1.15 - 1.85       4.35 -   5.11
   2006.................   290     9.71 - 10.07      2,481       0.00         1.15 - 1.85       1.06 -   1.78
   2005.................   351     9.54 -  9.97      2,923       0.00         1.15 - 1.85      10.26 -  11.05
   2004.................   397     8.59 -  9.04      2,956       0.00         1.15 - 1.85      17.56 -  18.41

   Oppenheimer Strategic Bond
   2008.................   284    12.63 - 14.12      3,812       6.36         1.15 - 2.00     -15.92 - -15.19
   2007.................   405    15.03 - 16.65      6,438       3.77         1.15 - 2.00       7.49 -   8.43
   2006.................   426    13.98 - 15.36      6,285       4.52         1.15 - 2.00       5.34 -   6.26
   2005.................   519    13.27 - 14.45      7,252       4.52         1.15 - 2.00       1.50 -  32.72
   2004.................   565    13.32 - 14.24      7,816       5.17         1.15 - 1.85       6.66 -   7.43

Investments in the
  Oppenheimer Variable
  Account Funds
  (Service Shares
  ("SS")) Sub-Accounts:
   Oppenheimer Balanced (SS)
   2008................. 1,944     8.38 -  9.09     17,362       2.83         1.29 - 2.59     -45.08 - -44.34
   2007................. 2,462    15.26 - 16.34     39,598       2.43         1.29 - 2.59       0.79 -   2.14
   2006................. 2,694    15.14 - 15.99     42,541       1.92         1.29 - 2.59       7.99 -   9.43
   2005................. 2,791    14.02 - 14.61     40,379       1.52         1.29 - 2.59       1.00 -   2.34
   2004................. 2,497    13.88 - 14.28     35,401       0.78         1.29 - 2.59       8.38 -  38.83

--------
(t)Previously known as Oppenheimer Main Street Small Cap Growth

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------

Investments in the
  Oppenheimer Variable
  Account Funds
  (Service Shares
  ("SS")) Sub-Accounts
  (continued):
   Oppenheimer Capital Appreciation (SS)
   2008................ 4,530   $ 7.93 -  8.60    $ 38,313      0.00%        1.29 - 2.69%    -47.13 - -46.36%
   2007................ 5,117    15.00 - 16.04      80,890      0.01         1.29 - 2.69      10.78 -  12.38
   2006................ 5,621    13.54 - 14.27      79,301      0.19         1.29 - 2.69       4.79 -   6.30
   2005................ 5,122    12.92 - 13.42      68,185      0.58         1.29 - 2.69       2.05 -   3.51
   2004................ 3,109    12.66 - 12.97      40,076      0.20         1.29 - 2.69       3.75 -   5.24

   Oppenheimer Core Bond (SS)
   2008................ 5,071     6.22 -  6.54      32,809      5.08         1.29 - 2.44     -40.56 - -39.86
   2007................ 5,214    10.44 - 10.88      56,223      4.34         1.29 - 2.54       1.43 -   2.74
   2006................ 3,076    10.29 - 10.59      32,374      1.98         1.29 - 2.54       2.88 -   3.58
   2005................   658    10.07 - 10.22       6,697      1.81         1.29 - 2.44       0.73 -   1.02
   2004 (ay)...........    68    10.10 - 10.12         687      0.00         1.29 - 2.09       0.97 -   1.18

   Oppenheimer Global Securities (SS)
   2008................ 1,565    12.51 - 13.52      20,791      1.35         1.29 - 2.54     -41.85 - -41.10
   2007................ 1,975    21.51 - 22.96      44,656      1.18         1.29 - 2.54       3.37 -   4.71
   2006................ 2,040    20.80 - 21.92      44,168      0.86         1.29 - 2.54      14.39 -  15.85
   2005................ 1,931    18.19 - 18.92      36,192      0.75         1.29 - 2.54      11.17 -  12.59
   2004................ 1,671    16.36 - 16.81      27,890      1.06         1.29 - 2.54      17.35 -  63.59

   Oppenheimer High Income (SS)
   2008................ 4,041     2.91 -  3.16      12,541      8.10         1.29 - 2.59     -79.13 - -78.85
   2007................ 2,526    13.95 - 14.93      37,113      7.13         1.29 - 2.59      -3.06 -  -1.76
   2006................ 2,719    14.39 - 15.19      40,761      7.14         1.29 - 2.59       6.41 -   7.82
   2005................ 2,743    13.52 - 14.09      38,255      5.88         1.29 - 2.59      -0.63 -   0.69
   2004................ 2,292    13.61 - 13.99      31,835      4.80         1.29 - 2.59       7.33 -  36.05

   Oppenheimer Main Street (SS)
   2008................ 6,195     9.24 - 10.09      61,294      1.29         1.29 - 2.69     -40.28 - -39.42
   2007................ 6,913    15.47 - 16.65     113,262      0.87         1.29 - 2.69       1.33 -   2.80
   2006................ 7,324    15.27 - 16.20     117,037      0.94         1.29 - 2.69      11.68 -  13.28
   2005................ 6,155    13.67 - 14.30      87,051      0.96         1.29 - 2.69       2.90 -   4.38
   2004................ 4,263    13.29 - 13.70      57,933      0.62         1.29 - 2.69       6.21 -   7.74

--------
(ay)For the period beginning October 1, 2004, and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                    For the year ended December 31,
                        ----------------------------------- ------------------------------------------------
                                 Accumulation                                  Expense            Total
                        Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Oppenheimer Variable
  Account Funds
  (Service Shares
  ("SS")) Sub-Accounts
  (continued):
   Oppenheimer Main Street Small Cap (SS) (u)
   2008................ 2,004   $11.68 - 12.67    $ 24,922      0.29%        1.29 - 2.59%    -39.61 - -38.80%
   2007................ 2,386    19.35 - 20.71      48,610      0.17         1.29 - 2.59      -3.96 -  -2.67
   2006................ 2,636    20.15 - 21.28      55,315      0.02         1.29 - 2.59      11.70 -  13.18
   2005................ 2,340    18.04 - 18.80      43,534      0.00         1.29 - 2.59       6.88 -   8.30
   2004................ 1,714    16.88 - 17.36      29,516      0.00         1.29 - 2.59      16.09 -  17.64

   Oppenheimer MidCap Fund (SS)
   2008................ 1,041     8.02 -  8.64       8,817      0.00         1.29 - 2.49     -50.48 - -49.87
   2007................ 1,246    16.19 - 17.24      21,104      0.00         1.29 - 2.49       3.38 -   4.66
   2006................ 1,382    15.66 - 16.47      22,453      0.00         1.29 - 2.49       0.15 -   1.38
   2005................ 1,215    15.61 - 16.25      19,532      0.00         1.29 - 2.54       9.15 -  10.54
   2004................   946    14.31 - 14.70      13,794      0.00         1.29 - 2.54      16.40 -  17.89

   Oppenheimer Strategic Bond (SS)
   2008................ 7,484    11.70 - 12.78      93,918      5.46         1.29 - 2.69     -16.79 - -15.59
   2007................ 9,242    14.07 - 15.14     137,792      3.44         1.29 - 2.69       6.59 -   8.13
   2006................ 9,618    13.20 - 14.00     132,951      4.00         1.29 - 2.69       4.36 -   5.85
   2005................ 8,740    12.65 - 13.22     114,446      3.64         1.29 - 2.69      -0.27 -   1.16
   2004................ 6,045    12.68 - 13.07      78,449      3.76         1.29 - 2.69       5.52 -   7.04

Investments in the
  PIMCO Variable
  Insurance Trust
  Sub-Account:
   Foreign Bond (US Dollar-Hedged) (v)
   2008................   < 1    11.50 - 11.50           2      3.76         1.50 - 1.50      -3.85 -  -3.85
   2007................   < 1    11.96 - 11.96           3      3.30         1.50 - 1.50       2.07 -   2.07
   2006................   < 1    11.72 - 11.72           3      3.19         1.50 - 1.50       0.66 -   0.66
   2005................   < 1    11.64 - 11.64           3      2.62         1.50 - 1.50       3.57 -   3.57
   2004................   < 1    11.24 - 11.24           2      1.92         1.50 - 1.50       3.98 -   3.98

--------
(u)Previously known as Oppenheimer Main Street Small Cap Growth (SC)
(v)Previously known as Foreign Bond

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                              At December 31,                    For the year ended December 31,
                    ----------------------------------- ------------------------------------------------
                             Accumulation                                  Expense            Total
                    Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                    (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                    ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  PIMCO Variable
  Insurance Trust
  Sub-Account
  (continued):
   Money Market
   2008............     2   $10.71 - 10.71    $    23       2.32%        1.50 - 1.50%      0.72 -   0.72%
   2007............     2    10.63 - 10.63         25       4.34         1.50 - 1.50       3.30 -   3.30
   2006............     1    10.29 - 10.29          9       4.50         1.50 - 1.50       3.05 -   3.05
   2005............     1     9.99 -  9.99          9       1.89         1.50 - 1.50       1.23 -   1.23
   2004............     2     9.86 -  9.86         18       0.91         1.50 - 1.50      -0.63 -  -0.63

   PIMCO Total Return
   2008............   < 1    13.08 - 13.08          3       3.14         1.50 - 1.50       3.25 -   3.25
   2007............     1    12.67 - 12.67         15       4.83         1.50 - 1.50       7.13 -   7.13
   2006............     1    11.83 - 11.83         13       4.56         1.50 - 1.50       2.30 -   2.30
   2005............     1    11.56 - 11.56         10       5.05         1.50 - 1.50       0.91 -   0.91
   2004............   < 1    11.46 - 11.46          1       1.76         1.50 - 1.50       3.31 -   3.31

   PIMCO VIT Commodity RealReturn Strategy
   2008............   318     6.21 -  6.41      2,015       6.55         1.29 - 2.44     -45.23 - -44.58
   2007............   226    11.34 - 11.57      2,599       4.29         1.29 - 2.44      20.12 -  21.55
   2006 (ax).......   214     9.44 -  9.52      2,034       5.88         1.29 - 2.44      -5.58 -  -4.83

   PIMCO VIT Emerging Markets Bond (Advisor Shares)
   2008............    90     9.14 -  9.43        840       8.08         1.29 - 2.44     -16.75 - -15.77
   2007............    66    10.98 - 11.20        740       6.02         1.29 - 2.44       3.14 -   4.36
   2006 (ax).......    43    10.65 - 10.73        458       3.30         1.29 - 2.44       6.48 -   7.32

   PIMCO VIT Real Return (Advisor Shares)
   2008............   814     9.84 - 10.15      8,164       4.52         1.29 - 2.44      -9.40 -  -8.33
   2007............   895    10.90 - 11.07      9,823       5.21         1.29 - 2.19       8.14 -   9.14
   2006 (ax).......   178    10.08 - 10.15      1,798       2.98         1.29 - 2.19       0.84 -   1.46

   PIMCO VIT Total Return (Advisor Shares)
   2008............ 2,039    11.10 - 11.45     23,112       4.90         1.29 - 2.44       2.16 -   3.36
   2007............ 2,169    10.87 - 11.08     23,862       5.08         1.29 - 2.39       6.05 -   7.25
   2006 (ax)....... 1,168    10.25 - 10.33     12,031       3.13         1.29 - 2.39       2.51 -   3.29

--------
(ax)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Premier VIT
  Sub-Accounts:
   NACM Small Cap (w)
   2008...............   < 1   $10.40 - 10.40    $     1       0.00%        1.50 - 1.50%    -42.51 - -42.51%
   2007...............   < 1    18.08 - 18.08          2       0.00         1.50 - 1.50      -0.94 -  -0.94
   2006...............   < 1    18.26 - 18.26          2       0.00         1.50 - 1.50      22.23 -  22.23
   2005...............   < 1    14.94 - 14.94          2       0.00         1.50 - 1.50      -1.44 -  -1.44
   2004...............   < 1    15.15 - 15.15          2       0.04         1.50 - 1.50      16.11 -  16.11

   OpCap Balanced
   2008...............     1     7.61 -  7.61          6       2.45         1.50 - 1.50     -32.21 - -32.21
   2007...............     1    11.22 - 11.22         10       1.40         1.50 - 1.50      -5.88 -  -5.88
   2006...............     1    11.92 - 11.92         10       0.80         1.50 - 1.50       9.14 -   9.14
   2005...............     1    10.92 - 10.92          9       0.28         1.50 - 1.50       1.20 -   1.20
   2004 (au)..........     1    10.79 - 10.79         10       0.00         1.50 - 1.50       7.94 -   7.94

Investments in the
  Putnam Variable
  Trust Sub-Accounts:
   VT American Government Income
   2008............... 3,186    12.43 - 14.39     41,621       4.82         0.80 - 2.15      -1.86 -  -0.50
   2007............... 3,631    12.66 - 14.47     47,951       4.83         0.80 - 2.15       6.02 -   7.49
   2006............... 4,029    11.94 - 13.46     49,819       4.18         0.80 - 2.15       1.01 -   2.40
   2005............... 4,674    11.82 - 13.14     56,674       3.27         0.80 - 2.15      -0.82 -   0.55
   2004............... 5,447    11.92 - 13.07     66,003       3.83         0.80 - 2.15       0.45 -   1.84

   VT Capital Appreciation
   2008............... 1,199     5.10 -  5.70      6,499       0.45         0.80 - 2.15     -39.72 - -38.89
   2007............... 1,468     8.46 -  9.32     13,118       0.15         0.80 - 2.15      -8.96 -  -7.70
   2006............... 1,670     9.29 - 10.10     16,265       0.11         0.80 - 2.15       9.91 -  11.43
   2005............... 1,917     8.45 -  9.06     16,847       0.43         0.80 - 2.15       5.56 -   7.02
   2004............... 2,103     8.01 -  8.47     17,376       0.00         0.80 - 2.15      12.24 -  13.78

   VT Capital Opportunities
   2008...............   289    10.13 - 10.95      3,065       0.45         0.80 - 2.15     -36.58 - -35.70
   2007...............   382    16.25 - 17.03      6,344       0.00         0.80 - 1.80     -11.19 - -10.28
   2006...............   446    18.29 - 18.98      8,302       0.09         0.80 - 1.80      13.15 -  14.30
   2005...............   393    16.04 - 16.61      6,431       0.00         0.80 - 2.10       9.28 -  60.37
   2004...............   233    14.95 - 15.20      3,508       4.42         0.80 - 1.80      16.00 -  17.18

--------
(w)Previously known as OpCap Small Cap
(au)For the period beginning April 30, 2004 and ended December 31, 2004

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                     For the year ended December 31,
                        ------------------------------------ ------------------------------------------------
                                  Accumulation                                  Expense            Total
                        Units      Unit Value     Net Assets  Investment        Ratio**          Return***
                        (000s)  Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                        ------  ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT Discovery Growth
   2008................  2,154   $ 3.17 -  3.54    $  7,383      0.00%        0.80 - 2.15%    -44.52 - -43.75%
   2007................  2,620     5.71 -  6.29      16,059      0.00         0.80 - 2.15       7.93 -   9.43
   2006................  2,971     5.29 -  5.75      16,757      0.00         0.80 - 2.15       8.69 -  10.18
   2005................  3,413     4.87 -  5.22      17,568      0.00         0.80 - 2.15       4.95 -   6.39
   2004................  4,137     4.64 -  4.91      20,140      0.00         0.80 - 2.15       5.26 -   6.72

   VT Diversified Income
   2008................  3,545     9.46 - 10.73      35,080      6.81         0.80 - 2.15     -32.30 - -31.37
   2007................  4,904    13.97 - 15.64      71,148      5.14         0.80 - 2.15       1.88 -   3.29
   2006................  5,915    13.71 - 15.14      83,598      5.74         0.80 - 2.15       4.01 -   5.45
   2005................  6,486    13.18 - 14.36      87,435      7.39         0.80 - 2.15       0.84 -   2.23
   2004................  6,968    13.07 - 14.05      92,393      9.33         0.80 - 2.15       6.85 -   8.33

   VT Equity Income
   2008................  1,857    10.70 - 11.57      20,816      2.05         0.80 - 2.15     -32.62 - -31.69
   2007................  2,132    15.88 - 16.93      35,171      1.40         0.80 - 2.15       0.96 -   2.36
   2006................  2,267    15.73 - 16.54      36,750      1.08         0.80 - 2.15      16.30 -  17.90
   2005................  2,057    13.53 - 14.03      28,456      0.96         0.80 - 2.15       3.24 -   4.66
   2004................  1,611    13.10 - 13.41      21,402      0.00         0.80 - 2.15      10.92 -  31.03

   VT The George Putnam Fund of Boston
   2008................  9,817     7.87 -  8.06      76,072      5.00         0.80 - 2.69     -42.32 - -41.20
   2007................ 13,315    13.64 - 13.71     176,035      2.89         0.80 - 2.69      -1.78 -   0.14
   2006................ 16,006    13.69 - 13.89     211,492      2.56         0.80 - 2.69       8.92 -  11.03
   2005................ 19,864    12.33 - 12.75     237,197      2.01         0.80 - 2.69       1.21 -   3.17
   2004................ 20,326    11.95 - 12.60     235,336      1.86         0.80 - 2.69       5.30 -   7.34

   VT Global Asset Allocation
   2008................  3,028     8.31 -  9.77      26,810      3.98         0.80 - 2.59     -35.05 - -33.86
   2007................  3,664    12.57 - 15.05      49,585      0.54         0.80 - 2.59       0.26 -   2.11
   2006................  3,913    12.31 - 15.01      51,614      2.53         0.80 - 2.59       9.94 -  11.96
   2005................  3,355    10.99 - 13.65      39,386      1.08         0.80 - 2.59       4.21 -   6.12
   2004................  2,842    10.36 - 13.10      30,774      2.74         0.80 - 2.59       6.28 -   8.24

   VT Global Equity
   2008................  4,024     4.01 -  5.67      22,593      2.58         0.80 - 2.15     -46.52 - -45.79
   2007................  5,116     7.51 - 10.46      53,911      2.20         0.80 - 2.15       6.67 -   8.15
   2006................  6,002     7.04 -  9.67      59,229      0.34         0.80 - 2.15      20.58 -  22.23
   2005................  6,652     5.84 -  7.91      54,086      0.79         0.80 - 2.15       6.45 -   7.91
   2004................  7,523     5.48 -  7.33      57,172      1.99         0.80 - 2.15      11.24 -  12.77

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT Growth and Income
   2008.............. 25,667  $ 7.91 -  9.11    $183,219       2.19%       0.70 - 2.69%    -40.35 - -39.12%
   2007.............. 34,907   12.99 - 15.27     410,138       1.43        0.70 - 2.69      -8.58 -  -6.70
   2006.............. 44,194   13.92 - 16.70     557,237       1.56        0.70 - 2.69      12.80 -  15.10
   2005.............. 53,314   12.09 - 14.80     585,599       1.57        0.70 - 2.69       2.41 -   4.50
   2004.............. 60,631   11.57 - 14.46     638,184       1.57        0.70 - 2.69       8.12 -  10.34

   VT Growth Opportunities
   2008..............  2,985    2.75 -  3.11       8,853       0.00        0.80 - 2.15     -39.02 - -38.18
   2007..............  3,715    4.52 -  5.04      17,940       0.06        0.80 - 2.15       3.13 -   4.56
   2006..............  4,517    4.38 -  4.82      20,995       0.06        0.80 - 2.15       6.23 -   7.69
   2005..............  5,332    4.12 -  4.48      23,150       0.63        0.80 - 2.15       1.87 -   3.28
   2004..............  6,236    4.05 -  4.33      26,369       0.00        0.80 - 2.15      -0.44 -   0.93

   VT Health Sciences
   2008..............  3,362   10.16 - 10.69      33,195       0.00        0.80 - 2.49     -19.14 - -17.74
   2007..............  4,274   12.57 - 12.99      51,583       0.86        0.80 - 2.49      -3.09 -  -1.40
   2006..............  5,445   12.97 - 13.17      67,227       0.32        0.80 - 2.49       0.24 -   1.97
   2005..............  6,508   12.92 - 12.94      79,355       0.06        0.80 - 2.49      10.39 -  12.29
   2004..............  7,307   11.50 - 11.72      79,846       0.18        0.80 - 2.49       4.46 -   6.27

   VT High Yield
   2008..............  4,230   11.01 - 11.11      46,172      10.22        0.80 - 2.59     -27.98 - -26.66
   2007..............  5,637   15.01 - 15.42      84,132       8.15        0.80 - 2.59       0.12 -   1.97
   2006..............  6,642   14.72 - 15.40      97,207       7.59        0.80 - 2.59       7.67 -   9.64
   2005..............  7,310   13.43 - 14.31      97,237       8.04        0.80 - 2.59       0.43 -   2.27
   2004..............  7,790   13.13 - 14.24     100,363       7.97        0.80 - 2.59       9.66 -  42.44

   VT Income
   2008.............. 12,143    8.12 - 10.78     112,751       7.83        0.80 - 2.59     -25.90 - -24.53
   2007.............. 16,149   10.96 - 14.29     200,711       5.31        0.80 - 2.59       2.48 -   4.38
   2006.............. 17,751   10.69 - 13.69     214,023       4.26        0.80 - 2.59       1.82 -   3.69
   2005.............. 17,575   10.50 - 13.20     208,386       3.13        0.80 - 2.59      -0.28 -   1.54
   2004.............. 16,891   10.53 - 13.00     201,496       4.05        0.80 - 2.59       3.60 -   5.30

   VT International Equity
   2008.............. 15,307    7.58 - 11.15     139,839       2.21        0.70 - 2.59     -45.41 - -44.34
   2007.............. 19,162   13.62 - 20.43     314,634       2.98        0.70 - 2.59       5.55 -   7.61
   2006.............. 21,968   12.65 - 19.36     332,657       0.60        0.70 - 2.59      24.42 -  26.83
   2005.............. 22,597    9.98 - 15.56     268,560       1.40        0.70 - 2.59       9.30 -  11.42
   2004.............. 23,292    8.96 - 14.24     247,472       1.42        0.70 - 2.59      13.19 -  15.38

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT International Growth and Income
   2008..............  2,829  $ 8.02 -  9.52    $ 26,205      1.95%        0.80 - 2.15%    -47.18 - -46.45%
   2007..............  3,773   15.18 - 17.78      65,688      1.86         0.80 - 2.15       4.69 -   6.15
   2006..............  4,476   14.50 - 16.75      73,975      1.15         0.80 - 2.15      24.50 -  26.21
   2005..............  4,420   11.64 - 13.27      58,280      0.81         0.80 - 2.15      11.65 -  13.19
   2004..............  4,427   10.43 - 11.72      51,803      1.15         0.80 - 2.15      18.38 -  20.01

   VT International New Opportunities
   2008..............  2,503    5.04 -  7.50      18,319      1.57         0.80 - 2.15     -43.72 - -42.94
   2007..............  3,053    8.95 - 13.14      39,492      0.89         0.80 - 2.15      10.77 -  12.30
   2006..............  3,427    8.08 - 11.70      40,874      1.30         0.80 - 2.15      23.43 -  25.13
   2005..............  3,636    6.55 -  9.35      35,417      0.64         0.80 - 2.15      15.83 -  17.42
   2004..............  3,533    5.65 -  7.96      29,412      0.97         0.80 - 2.15      10.91 -  12.44

   VT Investors
   2008.............. 10,759    5.12 -  8.55      57,782      0.25         0.80 - 2.44     -41.03 - -40.03
   2007.............. 14,393    8.54 - 14.50     128,941      0.37         0.80 - 2.44      -7.49 -  -5.93
   2006.............. 18,055    9.08 - 15.68     172,343      0.41         0.80 - 2.44      11.16 -  13.02
   2005.............. 20,335    8.03 - 14.10     170,024      0.99         0.80 - 2.44       6.16 -   7.94
   2004.............. 23,064    7.44 - 13.28     177,118      0.46         0.80 - 2.44       9.89 -  11.74

   VT Mid Cap Value
   2008..............    686    9.94 - 10.71       7,113      0.42         0.80 - 2.10     -44.03 - -43.29
   2007..............    900   17.72 - 18.89      16,547      1.58         0.80 - 2.15      -0.51 -   0.87
   2006..............  1,083   17.81 - 18.72      19,862      0.22         0.80 - 2.15      12.60 -  14.15
   2005..............    983   15.81 - 16.40      15,895      0.18         0.80 - 2.15      10.03 -  11.54
   2004..............    568   14.37 - 14.70       8,269      0.00         0.80 - 2.15      12.96 -  14.52

   VT Money Market
   2008.............. 14,697    9.98 - 12.12     159,605      2.73         0.80 - 2.49       0.01 -   1.75
   2007.............. 14,737    9.95 - 11.91     157,819      4.74         0.80 - 2.54       2.13 -   3.97
   2006.............. 14,482    9.75 - 11.46     150,672      4.27         0.80 - 2.54      -2.54 -   3.54
   2005..............  9,815    9.57 - 11.07      99,786      2.61         0.80 - 2.59      -0.12 -   1.71
   2004..............  7,635    9.58 - 10.88      77,879      0.66         0.80 - 2.59      -4.24 -  -0.15

   VT New Opportunities
   2008..............  8,465    5.07 -  9.95      44,020      0.00         0.80 - 2.69     -40.40 - -39.24
   2007.............. 10,620    8.35 - 16.69      91,485      0.00         0.80 - 2.69       2.88 -   4.89
   2006.............. 13,161    7.96 - 16.22     109,501      0.00         0.80 - 2.69       5.65 -   7.69
   2005.............. 15,595    7.39 - 15.35     121,531      0.11         0.80 - 2.69       7.05 -   9.12
   2004.............. 17,915    6.77 - 14.34     128,471      0.00         0.80 - 2.69       7.34 -   9.43

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                At December 31,                    For the year ended December 31,
                      ----------------------------------- ------------------------------------------------
                               Accumulation                                  Expense            Total
                      Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                      (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                      ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT New Value
   2008..............  8,326  $ 6.11 -  9.51    $ 72,807      1.86%        0.80 - 2.59%    -46.19 - -45.20%
   2007.............. 10,280   11.36 - 17.36     164,993      1.21         0.80 - 2.59      -7.37 -  -5.65
   2006.............. 11,867   12.26 - 18.40     201,899      1.05         0.80 - 2.59      13.02 -  15.09
   2005.............. 11,846   10.85 - 15.98     177,051      0.80         0.80 - 2.59       5.05 -   8.51
   2004.............. 10,073   15.22 - 16.24     144,451      0.80         0.80 - 2.59      14.50 -  62.44

   VT OTC & Emerging Growth
   2008..............  4,304    1.39 -  2.78      11,994      0.00         0.80 - 2.10     -46.80 - -46.09
   2007..............  5,172    2.62 -  5.15      26,995      0.00         0.80 - 2.10      10.31 -  11.78
   2006..............  6,258    2.37 -  4.61      29,518      0.00         0.80 - 2.10      10.05 -  11.51
   2005..............  7,201    2.15 -  4.13      30,905      0.00         0.80 - 2.10       5.60 -   7.00
   2004..............  8,536    2.04 -  3.86      34,313      0.00         0.80 - 2.10       6.25 -   7.66

   VT Research
   2008..............  5,038    6.20 -  8.99      31,642      1.02         0.80 - 2.34     -39.99 - -39.04
   2007..............  6,452   10.17 - 14.98      66,808      0.44         0.80 - 2.34      -1.81 -  -0.25
   2006..............  8,102   10.20 - 15.25      84,868      0.56         0.80 - 2.34       8.71 -  10.42
   2005..............  9,811    9.24 - 13.96      93,506      0.84         0.80 - 2.49       2.40 -   4.17
   2004.............. 11,404    8.87 - 13.63     104,637      0.00         0.80 - 2.49       4.88 -   6.70

   VT Small Cap Value
   2008..............  4,401    8.18 -  8.83      49,462      1.51         0.70 - 2.30     -40.74 - -39.78
   2007..............  5,749   13.81 - 14.67     109,014      0.64         0.70 - 2.30     -14.72 - -13.33
   2006..............  7,373   16.19 - 16.92     164,020      0.33         0.70 - 2.30      14.64 -  16.48
   2005..............  8,460   14.13 - 14.53     164,487      0.17         0.70 - 2.30       4.58 -   6.29
   2004..............  9,526   13.51 - 13.67     176,588      0.34         0.70 - 2.30      23.31 -  25.33

   VT Utilities Growth and Income
   2008..............  2,221   10.81 - 16.98      25,182      2.33         0.80 - 2.69     -32.36 - -31.05
   2007..............  2,932   15.68 - 25.11      48,605      1.77         0.80 - 2.69      16.70 -  18.98
   2006..............  3,637   13.17 - 21.51      50,959      2.86         0.80 - 2.69      23.63 -  26.02
   2005..............  4,306   10.45 - 17.40      48,184      1.93         0.80 - 2.69       5.66 -   7.71
   2004..............  4,572    9.71 - 16.47      47,881      2.12         0.80 - 2.69      18.33 -  20.63

   VT Vista
   2008..............  4,906    5.66 -  9.29      27,891      0.00          0.80 -2.69     -47.01 - -45.98
   2007..............  6,528   10.47 - 17.53      68,837      0.00          0.80 -2.69       1.00 -   2.97
   2006..............  8,515   10.17 - 17.36      87,412      0.00          0.80 -2.69       2.62 -   4.61
   2005..............  9,919    9.72 - 16.91      97,783      0.00          0.80 -2.69       9.14 -  11.25
   2004.............. 11,018    8.74 - 15.50      98,090      0.00          0.80 -2.69      15.42 -  17.66

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                    For the year ended December 31,
                       ----------------------------------- ------------------------------------------------
                                Accumulation                                  Expense            Total
                       Units     Unit Value     Net Assets  Investment        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)   Income Ratio* Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ------------- ----------------- -----------------
Investments in the
  Putnam Variable
  Trust Sub-Accounts
  (continued):
   VT Voyager
   2008............... 19,903  $ 4.47 -  8.33    $115,942      0.00%        0.70 - 2.69%    -38.73 - -37.47%
   2007............... 26,242    7.15 - 13.59     244,632      0.00         0.70 - 2.69       2.67 -   4.78
   2006............... 33,891    6.83 - 13.24     303,969      0.11         0.70 - 2.69       2.61 -   4.70
   2005............... 41,527    6.52 - 12.90     354,385      0.66         0.70 - 2.69       2.86 -   4.96
   2004............... 47,857    6.21 - 12.55     386,065      0.25         0.70 - 2.69       2.21 -   4.30

Investments in the
  RidgeWorth Variable
  Trust Sub-Accounts:
   RidgeWorth International Equity (ao)
   2007 (aq)(ar)......     --      N/A -  N/A          --       N/A         0.00 - 0.00         N/A -   N/A
   2006...............    230   14.06 - 19.39       4,133      1.17         1.15 - 1.89      22.14 -  23.06
   2005...............    321   11.42 - 15.87       4,711      2.30         1.15 - 1.89      10.83 -  11.67
   2004...............    432   14.32 - 14.45       5,713      2.15         1.29 - 1.89      17.81 -  43.23
   2003...............    582   12.26 - 12.27       6,619      0.00         1.29 - 1.49      22.55 -  22.67

   RidgeWorth Investment Grade Bond (ap)
   2007 (ar)..........     --      N/A -  N/A          --       N/A         0.00 - 0.00         N/A -   N/A
   2006...............    689   10.30 - 13.35       9,070      4.34         1.15 - 2.39       1.88 -   3.17
   2005...............    900   10.11 - 12.94      11,870      3.83         1.15 - 2.39       1.00 -   1.14
   2004...............  1,161   10.19 - 10.31      15,624      3.53         1.29 - 2.04       1.95 -   2.83
   2003...............  1,419    9.99 - 10.03      19,066      1.28         1.29 - 1.99      -0.07 -   0.26

   RidgeWorth Large Cap Core Equity (x)
   2008...............    187    8.46 -  9.17       1,572      0.98         1.15 - 2.19     -39.27 - -38.61
   2007...............    269   13.78 - 17.22       3,650      1.17         1.15 - 2.19      -1.43 -  -0.37
   2006...............    367   13.84 - 15.32       5,013      1.22         1.15 - 2.19      13.66 -  14.87
   2005...............    444   12.04 - 13.48       5,271      0.95         1.15 - 2.19       6.65 -   7.78
   2004...............    476   12.64 - 12.81       5,210      1.19         1.29 - 2.19      12.83 -  26.43

--------
(x)Previously known as STI Classic Large Cap Core Equity Fund
(ao)Previously known as STI Classic International Equity
(ap)Previously known as STI Classic Investment Grade Bond
(aq)On April 27, 2007 RidgeWorth International Equity merged into Federated Prime Money Fund II
(ar)For the period beginning January 1, 2007 and ended April 27, 2007

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                 At December 31,                  For the year ended December 31,
                       ----------------------------------- ---------------------------------------------
                                Accumulation               Investment      Expense            Total
                       Units     Unit Value     Net Assets   Income        Ratio**          Return***
                       (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                       ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the
  RidgeWorth Variable
  Trust Sub-Accounts
  (continued):
   RidgeWorth Large Cap Growth Stock (y)
   2008...............   546   $ 6.92 -  7.62    $ 6,777      0.25%      1.15 - 2.34%    -42.07 - -41.36%
   2007...............   755    11.80 - 13.15     15,510      0.38       1.15 - 2.34      12.57 -  13.95
   2006............... 1,120    10.35 - 11.68     21,018      0.27       1.15 - 2.34       8.24 -   9.56
   2005............... 1,599     9.45 - 10.79     28,572      0.13       1.15 - 2.34      -3.21 -  -2.03
   2004............... 2,222    11.15 - 11.33     41,879      0.26       1.29 - 2.34       4.26 -   5.38

   RidgeWorth Large Cap Value Equity (z)
   2008...............   534     9.71 - 10.24      7,773      2.09       1.15 - 2.19     -34.26 - -33.56
   2007...............   711    14.61 - 15.57     15,457      1.51       1.15 - 2.19       1.28 -   2.36
   2006............... 1,011    14.27 - 15.37     22,014      1.40       1.15 - 2.19      19.79 -  21.07
   2005............... 1,458    11.79 - 12.83     27,023      1.56       1.15 - 2.19       1.48 -   2.57
   2004............... 1,933    12.65 - 12.82     35,540      1.83       1.29 - 2.19      26.47 -  28.18

   RidgeWorth Mid-Cap Core Equity Fund (aa)
   2008...............   248     7.39 -  9.46      2,606      0.68       1.15 - 2.09     -41.90 - -41.34
   2007...............   331    12.60 - 16.29      5,835      0.22       1.15 - 2.09       2.97 -   3.97
   2006...............   480    12.12 - 15.82      8,465      0.39       1.15 - 2.09       8.41 -   9.46
   2005...............   639    11.07 - 14.59     10,606      0.44       1.15 - 2.09      11.94 -  13.02
   2004...............   822    13.03 - 13.19     12,560      0.83       1.29 - 2.09      15.31 -  30.33

   RidgeWorth Small Cap Value Equity Fund (ab)
   2008...............   239    11.93 - 19.87      3,491      1.63       1.15 - 2.39     -34.74 - -33.91
   2007...............   351    18.28 - 30.07      7,960      0.91       1.15 - 2.39       0.09 -   1.38
   2006...............   439    18.26 - 29.66     10,021      0.45       1.15 - 2.39      13.34 -  14.78
   2005...............   526    16.11 - 25.84     10,668      0.44       1.15 - 2.39      10.63 -  61.15
   2004...............   642    14.81 - 15.00     11,863      0.38       1.29 - 2.14      21.53 -  22.59

--------
(y)Previously known as STI Classic Large Cap Growth Stock Fund
(z)Previously known as STI Classic Large Cap Value Equity Fund
(aa)Previously known as STI Classic Mid-Cap Core Equity Fund
(ab)Previously known as STI Classic Small Cap Value Equity

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                  For the year ended December 31,
                           ----------------------------------- ---------------------------------------------
                                    Accumulation               Investment      Expense            Total
                           Units     Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the Rydex
  Variable Trust
  Sub-Account:
   Rydex VT Nasdaq 100 Strategy Fund (ac)
   2008...................   < 1   $ 8.69 -  8.69    $     1      0.04%      1.50 - 1.50%    -42.79 - -42.79%
   2007...................   < 1    15.19 - 15.19          7      0.08       1.50 - 1.50      16.05 -  16.05
   2006...................   < 1    13.09 - 13.09          5      0.00       1.50 - 1.50       4.19 -   4.19
   2005...................   < 1    12.57 - 12.57          4      0.00       1.50 - 1.50      -0.40 -  -0.40
   2004...................   < 1    12.62 - 12.62        < 1      0.00       1.50 - 1.50       7.71 -   7.71

Investments in the The
  Universal Institutional
  Funds, Inc.
  Sub-Accounts:
   Van Kampen UIF Capital Growth (ad)
   2008................... 3,844     5.22 -  7.15     22,578      0.20       0.70 - 2.69     -50.56 - -49.54
   2007................... 4,748    10.35 - 14.46     55,126      0.00       0.70 - 2.69      18.61 -  21.05
   2006................... 5,948     8.55 - 12.19     58,189      0.00       0.70 - 2.69       1.31 -   3.38
   2005................... 7,010     8.27 - 12.03     67,276      0.48       0.70 - 2.69      12.61 -  14.90
   2004................... 8,272     7.20 - 10.68     70,049      0.19       0.70 - 2.69       6.83 -   7.02

   Van Kampen UIF Core Plus Fixed Income (ae)
   2008...................    88    10.97 - 12.98        993      4.32       1.15 - 1.85     -11.87 - -11.23
   2007...................   139    12.45 - 14.62      1,773      3.61       1.15 - 1.85       3.49 -   4.24
   2006...................   151    12.03 - 14.03      1,863      3.95       1.15 - 1.85       1.82 -   2.55
   2005...................   175    11.81 - 13.68      2,108      3.18       1.15 - 1.85       2.29 -   3.03
   2004...................   246    11.55 - 13.28      2,892      4.08       1.15 - 1.85       2.44 -   3.17

   Van Kampen UIF Emerging Markets Equity
   2008................... 1,971    10.25 - 15.67     22,242      0.00       0.70 - 2.20     -57.57 - -56.93
   2007................... 2,502    23.81 - 36.93     66,623      0.44       0.70 - 2.20      37.38 -  39.47
   2006................... 3,270    17.07 - 25.15     63,047      0.75       0.70 - 2.20      34.17 -  36.19
   2005................... 3,778    12.53 - 20.03     54,052      0.36       0.70 - 2.20      30.95 -  32.92
   2004................... 3,920     9.43 - 14.32     43,013      0.66       0.70 - 2.20      20.41 -  22.26

   Van Kampen UIF Global Value Equity
   2008...................     3     8.10 -  8.42         27      2.54       1.35 - 1.85     -41.26 - -40.96
   2007...................     3    13.78 - 16.90         50      1.97       1.15 - 1.85       4.65 -   5.41
   2006...................     4    13.17 - 16.03         54      1.59       1.15 - 1.85      18.97 -  19.83
   2005...................     4    11.07 - 13.38         47      1.04       1.15 - 1.85       3.88 -   4.62
   2004...................     4    10.66 - 12.79         41      0.73       1.15 - 1.85      11.44 -  12.24

--------
(ac)Previously known as Rydex OTC
(ad)Previously known as Van Kampen UIF Equity Growth
(ae)Previously known as Van Kampen UIF Fixed Income

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                  For the year ended December 31,
                           ----------------------------------- ---------------------------------------------
                                    Accumulation               Investment      Expense            Total
                           Units     Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the The
  Universal Institutional
  Funds, Inc.
  Sub-Accounts
  (continued):
   Van Kampen UIF High Yield
   2008...................      1  $10.60 - 10.60    $      5    10.58%      1.50 - 1.50%    -24.01 - -24.01%
   2007...................      1   13.94 - 13.94           9     8.84       1.50 - 1.50       2.44 -   2.44
   2006...................      1   13.61 - 13.61           9     8.01       1.50 - 1.50       7.00 -   7.00
   2005...................      1   12.72 - 12.72           8     0.76       1.50 - 1.50      -0.45 -  -0.45
   2004...................     27   12.78 - 12.78         351     6.02       1.50 - 1.50       7.84 -   7.84

   Van Kampen UIF International Magnum
   2008...................  2,242    7.82 -  9.33      16,897     3.22       0.70 - 2.20     -45.83 - -45.01
   2007...................  2,797   14.22 - 17.22      38,584     1.49       0.70 - 2.20      12.08 -  13.79
   2006...................  3,317   12.50 - 14.05      40,739     0.09       0.70 - 2.20      22.42 -  24.26
   2005...................  3,465   10.06 - 11.48      34,680     1.20       0.70 - 2.20       8.66 -  10.30
   2004...................  3,705    9.12 - 10.56      34,028     2.75       0.70 - 2.20      14.84 -  16.57

   Van Kampen UIF Mid Cap Growth
   2008...................  1,674    9.53 - 10.20      16,010     0.81       0.70 - 2.30     -47.98 - -47.14
   2007...................  2,085   18.32 - 19.30      38,132     0.00       0.70 - 2.30      19.86 -  21.81
   2006...................  2,642   15.28 - 15.85      40,057     0.00       0.70 - 2.30       6.80 -   8.51
   2005...................  2,911   14.31 - 14.60      41,086     0.00       0.70 - 2.30      14.88 -  16.75
   2004...................  2,992   12.46 - 12.51      36,518     0.00       0.70 - 2.30      18.80 -  20.75

   Van Kampen UIF U.S. Mid Cap Value
   2008...................  5,830    8.64 - 10.61      51,012     0.84       0.70 - 2.69     -42.87 - -41.70
   2007...................  7,726   15.12 - 18.20     116,996     0.68       0.70 - 2.69       4.93 -   7.09
   2006...................  9,904   14.41 - 17.00     141,489     0.28       0.70 - 2.69      17.46 -  19.86
   2005................... 11,514   12.26 - 14.18     138,619     0.31       0.70 - 2.69       9.30 -  11.53
   2004................... 12,988   11.22 - 12.71     141,466     0.02       0.70 - 2.69      12.22 -  13.79

   Van Kampen UIF U.S. Real Estate
   2008...................  1,251   12.21 - 20.57      20,588     3.57       0.70 - 2.30     -39.31 - -38.33
   2007...................  1,726   20.13 - 33.35      46,609     1.16       0.70 - 2.30     -18.97 - -17.65
   2006...................  2,397   24.84 - 40.50      79,513     1.10       0.70 - 2.30      34.92 -  37.09
   2005...................  2,895   18.41 - 29.54      70,733     1.20       0.70 - 2.30      14.37 -  16.24
   2004...................  3,448   16.10 - 25.42      73,302     1.55       0.70 - 2.30      33.26 -  35.44

   Van Kampen UIF Value
   2008...................      9    8.70 - 10.40          86     3.45       1.15 - 2.00     -37.14 - -36.59
   2007...................     17   13.85 - 16.40         252     1.76       1.15 - 2.00      -5.02 -  -4.18
   2006...................     22   14.58 - 17.11         342     1.68       1.15 - 2.00      14.56 -  15.56
   2005...................     26   12.72 - 14.81         347     1.32       1.15 - 2.00       3.37 -  27.24
   2004...................     25   13.72 - 14.33         337     0.95       1.15 - 1.65      15.91 -  16.49

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                  For the year ended December 31,
                           ----------------------------------- ---------------------------------------------
                                    Accumulation               Investment      Expense            Total
                           Units     Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the The
  Universal Institutional
  Funds, Inc. (Class II)
  Sub-Accounts:
   Van Kampen UIF Emerging Markets Debt (Class II)
   2008................... 1,264   $14.92 - 16.19    $ 18,942     7.44%      1.29 - 2.59%    -17.18 - -16.08%
   2007................... 1,611    15.64 - 18.02      28,786     7.28       1.29 - 2.59       3.62 -   5.01
   2006................... 1,755    14.19 - 14.89      29,699     8.87       1.29 - 2.59       7.94 -   9.38
   2005................... 1,663    13.61 - 16.11      25,554     7.44       1.29 - 2.59       9.24 -  10.69
   2004................... 1,248    12.03 - 12.30      17,171     7.13       1.29 - 2.59       7.23 -   8.66

   Van Kampen UIF Emerging Markets Equity (Class II)
   2008...................   654    17.78 - 19.16      12,286     0.00       1.29 - 2.59     -57.87 - -57.30
   2007...................   945    42.19 - 44.88      41,679     0.41       1.29 - 2.59      36.80 -  38.64
   2006................... 1,095    30.84 - 32.37      34,945     0.75       1.29 - 2.59      33.63 -  35.40
   2005...................   903    23.08 - 23.91      21,348     0.35       1.29 - 2.59      30.31 -  32.05
   2004...................   471    17.71 - 18.10       8,467     0.70       1.29 - 2.59      21.41 -  77.09

   Van Kampen UIF Equity and Income (Class II)
   2008................... 4,556    10.88 - 11.73      47,934     2.44       1.29 - 2.59     -24.69 - -23.68
   2007................... 5,858    13.21 - 14.45      81,721     1.87       1.29 - 2.59       0.67 -   2.02
   2006................... 6,061    14.36 - 15.07      83,763     1.17       1.29 - 2.59       9.67 -  11.13
   2005................... 4,725    13.09 - 13.56      58,796     0.67       1.29 - 2.59       4.61 -   6.00
   2004................... 1,935    12.51 - 12.79      23,296     0.00       1.29 - 2.59       8.63 -  10.08

   Van Kampen UIF Capital Growth (Class II) (af)
   2008...................   921     8.08 -  8.71       7,452     0.00       1.29 - 2.59     -50.66 - -50.00
   2007................... 1,145    15.09 - 16.38      18,705     0.00       1.29 - 2.59      18.50 -  20.09
   2006................... 1,385    13.82 - 14.51      18,809     0.00       1.29 - 2.59       1.13 -   2.48
   2005................... 1,530    12.27 - 13.67      20,355     0.35       1.29 - 2.59      12.50 -  13.99
   2004................... 1,411    12.15 - 12.42      16,668     0.12       1.29 - 2.59       4.65 -   6.04

   Van Kampen UIF Global Franchise (Class II)
   2008................... 5,440    12.75 - 13.74      67,172     1.73       1.29 - 2.59     -30.78 - -29.86
   2007................... 6,729    15.99 - 18.42     119,171     0.00       1.29 - 2.59       6.92 -   8.36
   2006................... 6,893    17.22 - 18.08     113,948     1.43       1.29 - 2.59      18.37 -  19.95
   2005................... 5,284    12.30 - 14.55      74,280     0.00       1.29 - 2.59       9.08 -  10.54
   2004................... 2,482    13.34 - 13.64      32,544     0.15       1.29 - 2.59       9.85 -  11.31

--------
(af)Previously known as Van Kampen UIF Equity Growth (Class II)

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                  For the year ended December 31,
                           ----------------------------------- ---------------------------------------------
                                    Accumulation               Investment      Expense            Total
                           Units     Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the The
  Universal Institutional
  Funds, Inc. (Class II)
  Sub-Accounts
  (continued):
   Van Kampen UIF Int'l Growth Equity (Class II)
   2008...................   502   $ 5.95 -  6.17    $  3,062     0.00%      1.29 - 2.59%    -49.86 - -49.19%
   2007...................   433    11.90 - 12.14       3,062     0.17       1.29 - 2.44      11.46 -  12.78
   2006 (ax)..............   351    10.68 - 10.76       3,765     0.28       1.29 - 2.44       6.76 -   7.61

   Van Kampen UIF Mid Cap Growth (Class II)
   2008................... 3,170    11.56 - 12.46      27,843     0.70       1.29 - 2.59     -48.20 - -47.50
   2007................... 3,587    11.92 - 22.32      62,807     0.00       1.29 - 2.59      19.42 -  21.02
   2006................... 3,035    18.69 - 19.62      49,627     0.00       1.29 - 2.59       6.32 -   7.73
   2005................... 1,949    17.58 - 18.21      35,035     0.00       1.29 - 2.59      14.27 -  15.79
   2004................... 1,348    15.38 - 15.73      21,019     0.00       1.29 - 2.59      18.33 -  19.91

   Van Kampen UIF Small Company Growth (Class II)
   2008................... 1,011    10.90 - 11.76      11,622     0.00       1.29 - 2.59     -41.98 - -41.21
   2007................... 1,182    18.79 - 19.99      23,184     0.00       1.29 - 2.59       0.28 -   1.63
   2006................... 1,425    18.74 - 19.67      27,591     0.00       1.29 - 2.59      10.40 -  87.42
   2005................... 1,560    17.20 - 17.82      27,468     0.00       1.29 - 2.59       9.97 -  11.43
   2004................... 1,507    15.64 - 15.99      23,918     0.00       1.29 - 2.59      15.87 -  17.41

   Van Kampen UIF U.S. Mid Cap Value (Class II)
   2008................... 3,724    11.40 - 12.29      40,747     0.76       1.29 - 2.59     -42.94 - -42.18
   2007................... 4,183    15.87 - 19.97      79,806     0.61       1.29 - 2.59       4.94 -   6.35
   2006................... 4,425    14.93 - 19.03      81,291     0.22       1.29 - 2.59      17.51 -  19.07
   2005................... 3,855    12.54 - 16.20      60,801     0.26       1.29 - 2.59       9.25 -  10.71
   2004................... 2,709    14.83 - 15.16      39,035     0.01       1.29 - 2.59      11.56 -  13.05

   Van Kampen UIF U.S. Real Estate (Class II)
   2008................... 3,317    14.05 - 15.33      47,539     2.88       1.29 - 2.69     -39.73 - -38.86
   2007................... 3,776    21.96 - 23.31      88,472     1.01       1.29 - 2.69     -19.51 - -18.35
   2006................... 4,137    28.96 - 30.72     118,645     0.96       1.29 - 2.69      33.98 -  35.90
   2005................... 4,154    19.79 - 21.61      87,617     1.15       1.29 - 2.69      13.62 -  15.25
   2004................... 3,417    17.17 - 19.02      62,735     1.60       1.29 - 2.69      34.32 -  90.22

--------
(ax)For the period beginning May 1, 2006 and ended December 31, 2006

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                     At December 31,                   For the year ended December 31,
                           ------------------------------------ ---------------------------------------------
                                     Accumulation               Investment      Expense            Total
                           Units      Unit Value     Net Assets   Income        Ratio**          Return***
                           (000s)  Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                           ------  ----------------- ---------- ---------- ----------------- -----------------
Investments in the Van
  Kampen Life
  Investment Trust
  Sub-Accounts:
   LIT Capital Growth (ag)
   2008..................  3,876    $ 3.52 -  5.91    $ 18,810     0.54%      0.70 - 2.30%    -50.15 - -49.34%
   2007..................  4,617      6.96 - 11.85      45,412     0.05       0.70 - 2.30      14.29 -  16.14
   2006..................  6,027      5.99 - 10.37      51,748     0.00       0.70 - 2.30       0.52 -   2.14
   2005..................  7,916      5.86 - 10.32      68,990     0.26       0.70 - 2.30       5.46 -   7.18
   2004..................  9,614      5.47 -  9.78      81,916     0.00       0.70 - 2.30       4.57 -   6.29

   LIT Comstock
   2008..................  4,331      8.31 -  9.16      38,125     2.68       0.70 - 2.30     -37.14 - -36.12
   2007..................  5,664     13.22 - 14.35      78,670     1.97       0.70 - 2.30      -4.28 -  -2.73
   2006..................  7,391     13.81 - 14.75     106,183     1.48       0.70 - 2.30      13.64 -  15.47
   2005..................  9,041     12.15 - 12.77     113,319     1.22       0.70 - 2.30       1.98 -   3.64
   2004..................  8,736     11.92 - 12.32     106,501     0.86       0.70 - 2.30      15.05 -  16.94

   LIT Government
   2008..................     96     11.91 - 12.24       1,172     4.61       1.25 - 1.65       0.14 -   0.55
   2007..................    116     11.90 - 12.17       1,405     4.92       1.25 - 1.65       5.57 -   5.99
   2006..................    142     11.27 - 11.48       1,626     4.33       1.25 - 1.65       1.65 -   2.06
   2005..................    146     11.09 - 11.25       1,637     4.21       1.25 - 1.65       1.85 -   2.25
   2004..................    182     10.88 - 11.00       1,997     4.50       1.25 - 1.65       2.46 -   2.87

   LIT Money Market
   2008..................    319     11.27 - 11.70       3,685     2.12       1.25 - 1.65       0.35 -   0.75
   2007..................    294     11.23 - 11.62       3,380     4.78       1.25 - 1.65       2.99 -   3.41
   2006..................    263     10.91 - 11.23       2,931     4.04       1.25 - 1.65       2.72 -   3.13
   2005..................    273     10.62 - 10.89       2,961     2.70       1.25 - 1.65       1.01 -   1.41
   2004..................    231     10.51 - 10.74       2,480     0.85       1.25 - 1.65      -0.85 -  -0.45

Investments in the Van Kampen
  Life Investment Trust (Class II)
  Sub-Accounts:
   LIT Capital Growth (Class II) (ah)
   2008................... 4,416      7.21 -  7.78      26,105     0.20       1.29 - 2.59     -50.44 - -49.77
   2007................... 5,416     14.55 - 15.43      63,457     0.00       1.29 - 2.59      13.61 -  15.13
   2006................... 6,472     12.81 - 13.45      65,542     0.00       1.29 - 2.59      -0.03 -   1.30
   2005................... 6,958     12.81 - 13.23      68,765     0.01       1.29 - 2.59       4.86 -   6.25
   2004................... 7,134     12.22 - 12.45      63,974     0.00       1.29 - 2.59       4.01 -   5.40

--------
(ag)Previously known as Strat Growth I
(ah)Previously known as Strat Growth II

                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


5.  Financial Highlights (continued)

                                  At December 31,                  For the year ended December 31,
                        ----------------------------------- ---------------------------------------------
                                 Accumulation               Investment      Expense            Total
                        Units     Unit Value     Net Assets   Income        Ratio**          Return***
                        (000s) Lowest to Highest   (000s)     Ratio*   Lowest to Highest Lowest to Highest
                        ------ ----------------- ---------- ---------- ----------------- -----------------
Investments in the Van
  Kampen Life
  Investment Trust
  (Class II)
  Sub-Accounts
  (continued):
   LIT Comstock (Class II)
   2008................ 16,334  $ 9.69 - 10.44    $149,246     2.38%      1.29 - 2.59%    -37.47 - -36.63%
   2007................ 20,553   12.90 - 15.49     297,888     1.71       1.29 - 2.59      -4.87 -  -3.60
   2006................ 23,656   16.28 - 17.09     356,769     1.25       1.29 - 2.59      13.05 -  14.55
   2005................ 23,945   14.40 - 14.92     317,128     0.87       1.29 - 2.59       1.42 -   2.77
   2004................ 18,304   14.20 - 14.52     236,274     0.67       1.29 - 2.59      14.39 -  15.91

   LIT Growth and Income (Class II)
   2008................  7,078   11.64 - 12.71      84,837     1.92       1.29 - 2.69     -34.04 - -33.09
   2007................  8,749   17.56 - 17.65     157,176     1.44       1.29 - 2.69      -0.25 -   1.19
   2006................  9,672   17.69 - 17.35     171,902     0.97       1.29 - 2.69      12.86 -  14.48
   2005................  9,458   15.68 - 16.39     147,128     0.78       1.29 - 2.69       6.78 -   8.31
   2004................  7,527   14.68 - 15.14     108,454     0.64       1.29 - 2.69      11.05 -  12.65

   LIT Mid Cap Growth (Class II) (ai)
   2008................  1,132    7.94 -  9.36       9,250     0.00       0.70 - 2.59     -48.22 - -47.21
   2007................  1,353   15.03 - 18.08      21,082     0.00       0.70 - 2.59      14.54 -  16.78
   2006................  1,638   12.23 - 12.87      21,980     0.00       0.70 - 2.59       2.21 -   4.19
   2005................  1,821   11.97 - 12.36      23,587     0.00       0.70 - 2.59       8.24 -  10.34
   2004................  1,774   11.20 - 14.27      21,143     0.00       0.70 - 2.59      11.92 -  11.97

   LIT Money Market (Class II)
   2008................  3,348   10.00 - 10.69      35,231     1.92       1.29 - 2.59      -0.85 -   0.48
   2007................  3,118   10.09 - 10.64      32,788     4.79       1.29 - 2.59       1.74 -   3.10
   2006................  3,035    9.92 - 10.32      31,042     3.94       1.29 - 2.59       1.48 -   2.83
   2005................  3,045    9.77 - 10.04      30,362     2.48       1.29 - 2.59      -0.22 -   1.11
   2004................  1,784    9.79 -  9.93      17,650     0.72       1.29 - 2.59      -2.06 -  -0.75

--------
(ai)Previously known as LIT Aggressive Growth (Class II)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2008 and 2007, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2008. Our audits also included the consolidated financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and accounting for deferred acquisition costs associated with internal replacements in 2007.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 17, 2009

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                    ----------------------------------------
($ IN MILLIONS)                                                                        2008           2007           2006
                                                                                    ----------     ----------     ----------
REVENUES
Premiums (net of reinsurance ceded of $534, $625 and $617)                         $      585     $      502     $      576
Contract charges (net of reinsurance ceded of $340, $315 and $170)                        911            942          1,009
Net investment income                                                                   3,720          4,205          4,057
Realized capital gains and losses                                                      (3,052)          (197)           (79)
                                                                                    ----------     ----------     ----------

                                                                                        2,164          5,452          5,563

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $1,099, $646 and $548)              1,397          1,364          1,372
Interest credited to contractholder funds (net of reinsurance recoveries
   of $43, $47 and $41)                                                                 2,356          2,628          2,543
Amortization of deferred policy acquisition costs                                         643            518            538
Operating costs and expenses                                                              400            340            398
                                                                                    ----------     ----------     ----------
                                                                                        4,796          4,850          4,851

Loss on disposition of operations                                                          (4)           (10)           (88)
                                                                                    ----------     ----------     ----------

(LOSS) INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                (2,636)           592            624
                                                                                    ----------     ----------     ----------

Income tax (benefit) expense                                                             (946)           180            196
                                                                                    ----------     ----------     ----------

NET (LOSS) INCOME                                                                      (1,690)           412            428
                                                                                    ----------     ----------     ----------

OTHER COMPREHENSIVE LOSS, AFTER-TAX
Change in:
    Unrealized net capital gains and losses                                            (2,253)          (409)          (263)
                                                                                    ----------     ----------     ----------

OTHER COMPREHENSIVE LOSS, AFTER-TAX                                                    (2,253)          (409)          (263)
                                                                                    ----------     ----------     ----------

COMPREHENSIVE (LOSS) INCOME                                                        $   (3,943)    $        3     $      165
                                                                                    ==========     ==========     ==========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                                           DECEMBER 31,
                                                                                     -------------------------
                                                                                        2008           2007
                                                                                     ----------     ----------
($ IN MILLIONS, EXCEPT SHARE AND PAR VALUE DATA)
ASSETS
Investments
    Fixed income securities, at fair value (amortized cost $49,136 and $58,020)     $   42,446     $   58,469
    Mortgage loans                                                                      10,012          9,901
    Equity securities, at fair value (cost $106 and $102)                                   82            102
    Limited partnership interests                                                        1,187            994
    Short-term, at fair value (amortized cost $3,855 and $386)                           3,858            386
    Policy loans                                                                           813            770
    Other                                                                                1,374          1,792
                                                                                     ----------     ----------
   Total investments                                                                    59,772         72,414

Cash                                                                                        93            185
Deferred policy acquisition costs                                                        6,701          3,905
Reinsurance recoverables                                                                 3,923          3,410
Accrued investment income                                                                  542            652
Deferred income taxes                                                                    1,382             --
Other assets                                                                             1,294            622
Separate Accounts                                                                        8,239         14,929
                                                                                     ----------     ----------
   TOTAL ASSETS                                                                     $   81,946     $   96,117
                                                                                     ==========     ==========

LIABILITIES
Contractholder funds                                                                $   56,780     $   60,464
Reserve for life-contingent contract benefits                                           12,256         12,598
Unearned premiums                                                                           32             33
Payable to affiliates, net                                                                 142            206
Other liabilities and accrued expenses                                                   1,638          2,823
Deferred income taxes                                                                       --            101
Surplus notes due to related parties                                                       650            200
Separate Accounts                                                                        8,239         14,929
                                                                                     ----------     ----------
   TOTAL LIABILITIES                                                                    79,737         91,354
                                                                                     ----------     ----------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTES 7 AND 11)

SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares
    authorized, none issued                                                                 --             --
Redeemable preferred stock - series B, $100 par value, 1,500,000 shares
    authorized, none issued                                                                 --             --
Common stock, $227 par value, 23,800 shares authorized and outstanding                       5              5
Additional capital paid-in                                                               2,475          1,108
Retained income                                                                          2,066          3,734
Accumulated other comprehensive loss:
    Unrealized net capital gains and losses                                             (2,337)           (84)
                                                                                     ----------     ----------
   Total accumulated other comprehensive loss                                           (2,337)           (84)
                                                                                     ----------     ----------
   TOTAL SHAREHOLDER'S EQUITY                                                            2,209          4,763
                                                                                     ----------     ----------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                       $   81,946     $   96,117
                                                                                     ==========     ==========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------------------
($ IN MILLIONS)                                                                         2008           2007           2006
                                                                                     ----------     ----------     ----------
REDEEMABLE PREFERRED STOCK - SERIES A
Balance, beginning of year                                                          $       --     $        5     $        5
Redemption of stock                                                                         --             (5)            --
                                                                                     ----------     ----------     ----------
Balance, end of year                                                                        --             --              5
                                                                                     ----------     ----------     ----------
REDEEMABLE PREFERRED STOCK - SERIES B                                                       --             --             --
                                                                                     ----------     ----------     ----------
COMMON STOCK                                                                                 5              5              5
                                                                                     ----------     ----------     ----------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                                                               1,108          1,108          1,108
Capital contributions                                                                    1,349             --             --
Gain on reinsurance transaction with affiliate (see Note 5)                                 18             --             --
                                                                                     ----------     ----------     ----------
Balance, end of year                                                                     2,475          1,108          1,108
                                                                                     ----------     ----------     ----------
RETAINED INCOME
Balance, beginning of year                                                               3,734          4,055          4,302
Net (loss) income                                                                       (1,690)           412            428
Gain on purchase of investments from AIC (see Note 5)                                       22             --             --
Dividends                                                                                   --           (725)          (675)
Cumulative effect of a change in accounting principle                                       --             (8)            --
                                                                                     ----------     ----------     ----------
Balance, end of year                                                                     2,066          3,734          4,055
                                                                                     ----------     ----------     ----------
ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                                                                 (84)           325            588
Change in unrealized net capital gains and losses                                       (2,253)          (409)          (263)
                                                                                     ----------     ----------     ----------
Balance, end of year                                                                    (2,337)           (84)           325
                                                                                     ----------     ----------     ----------
TOTAL SHAREHOLDER'S EQUITY                                                          $    2,209     $    4,763     $    5,498
                                                                                     ==========     ==========     ==========

                 See notes to consolidated financial statements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                     ----------------------------------------
($ IN MILLIONS)                                                                         2008           2007           2006
                                                                                     ----------     ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income                                                                   $   (1,690)    $      412     $      428
    Adjustments to reconcile net (loss) income to net cash provided by operating activities:
      Amortization and other non-cash items                                               (423)          (289)          (280)
      Realized capital gains and losses                                                  3,052            197             79
      Loss on disposition of operations                                                      4             10             88
      Interest credited to contractholder funds                                          2,356          2,628          2,543
      Changes in:
        Policy benefit and other insurance reserves                                       (446)          (290)          (199)
        Unearned premiums                                                                   (2)            (1)            (1)
        Deferred policy acquisition costs                                                   47            (29)          (205)
        Reinsurance recoverables                                                          (167)          (276)          (218)
        Income taxes                                                                      (828)           112           (122)
        Other operating assets and liabilities                                              --            104             93
                                                                                     ----------     ----------     ----------
           Net cash provided by operating activities                                     1,903          2,578          2,206
                                                                                     ----------     ----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales:
    Fixed income securities                                                             11,083         11,222         12,290
    Equity securities                                                                      131             73             23
    Limited partnership interests                                                          100            181            114
    Mortgage loans                                                                         248             --             --
    Other investments                                                                      135            156            265
Investment collections:
    Fixed income securities                                                              2,530          2,981          2,727
    Mortgage loans                                                                         800          1,506          1,618
    Other investments                                                                       95            383            447
Investment purchases:
    Fixed income securities                                                             (6,498)       (12,096)       (16,246)
    Equity securities                                                                     (133)          (101)          (282)
    Limited partnership interests                                                         (410)          (673)           (22)
    Mortgage loans                                                                      (1,115)        (2,637)        (2,159)
    Other investments                                                                     (120)          (693)          (754)
Change in short-term investments, net                                                   (4,529)            31            362
Change in other investments, net                                                          (359)            30              9
Disposition of operations                                                                   (3)            (5)          (826)
                                                                                     ----------     ----------     ----------
        Net cash provided by (used in) investing activities                              1,955            358         (2,434)
                                                                                     ----------     ----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of surplus notes to related parties                                               800             --             --
Capital contributions                                                                      607             --             --
Note payable to parent                                                                      --           (500)           500
Redemption of redeemable preferred stock                                                    --            (11)           (26)
Contractholder fund deposits                                                             9,253          7,948          9,546
Contractholder fund withdrawals                                                        (14,610)        (9,736)        (8,998)
Dividends paid                                                                              --           (725)          (675)
                                                                                     ----------     ----------     ----------
        Net cash (used in) provided by financing activities                             (3,950)        (3,024)           347
                                                                                     ----------     ----------     ----------
NET (DECREASE) INCREASE IN CASH                                                            (92)           (88)           119
CASH AT BEGINNING OF YEAR                                                                  185            273            154
                                                                                     ----------     ----------     ----------
CASH AT END OF YEAR                                                                 $       93     $      185     $      273
                                                                                     ==========     ==========     ==========

                 See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), which is wholly owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     To conform to the current year presentation, certain amounts in the prior years' consolidated financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products to individual and institutional customers. The principal individual products are fixed annuities and interest-sensitive, traditional and variable life insurance. The principal institutional product is funding agreements backing medium-term notes issued to institutional and individual investors. The following table summarizes premiums and contract charges by product.

            ($ IN MILLIONS)                                           2008           2007           2006
                                                                   ----------     ----------     ----------
            PREMIUMS
              Traditional life insurance (1)                      $      368     $      260     $      257
              Immediate annuities with life contingencies                132            204            278
              Accident, health and other                                  85             38             41
                                                                   ----------     ----------     ----------
                 TOTAL PREMIUMS                                          585            502            576

            CONTRACT CHARGES
              Interest-sensitive life insurance (1)                      855            862            797
              Fixed annuities                                             55             79             73
              Variable annuities                                           1              1            139
                                                                   ----------     ----------     ----------
                TOTAL CONTRACT CHARGES                                   911            942          1,009
                                                                   ----------     ----------     ----------
                    TOTAL PREMIUMS AND CONTRACT CHARGES           $    1,496     $    1,444     $    1,585
                                                                   ==========     ==========     ==========

            ----------
            (1) Beginning in 2008, certain ceded reinsurance premiums previously included as a component of traditional life insurance premiums were reclassified prospectively to be reported as a component of interest-sensitive life insurance contract charges. In 2007 and 2006, these ceded reinsurance premiums were $90 million and $53 million, respectively.

     The Company, through several subsidiaries, is authorized to sell life insurance, retirement and investment products in all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. For 2008, the top geographic locations for statutory premiums and annuity considerations were Delaware, California, Florida and New York. No other jurisdiction accounted for more than 5% of statutory premiums and annuity considerations. The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialists, independent agents (including master brokerage agencies and workplace enrolling agents), financial service firms, such as banks and broker-dealers, and specialized structured settlement brokers.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in equity, interest, credit spreads or currency exchange rates and prices. The Company's primary market risk exposures are to changes in interest rates and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields, as well as changes in interest rates resulting from widening credit spreads and credit exposure. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets or equity-like investments.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation or permit the establishment of certain products or investments that may compete with life insurance or annuities, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and redeemable preferred stocks. Fixed income securities may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI"), and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Consolidated Statements of Cash Flows. Reported in fixed income securities are hybrid securities which have characteristics of fixed income securities and equity securities. Many of these securities have attributes most similar to those of fixed income securities such as a stated interest rate, a mandatory redemption date or an interest rate step-up feature which is intended to incent the issuer to redeem the security at a specified call date. Hybrid securities are carried at fair value and amounted to $1.36 billion and $2.67 billion at December 31, 2008 and 2007, respectively.

     Equity securities primarily include common and non-redeemable preferred stocks and real estate investment trust equity investments. Common and non-redeemable preferred stocks and real estate investment trust equity investments are classified as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Investments in limited partnership interests, including certain interests in limited liability companies, private equity/debt funds, real estate funds and hedge funds where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; otherwise, investments in limited partnership interests are accounted for in accordance with the equity method of accounting.

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at the respective unpaid principal balances. Other investments consist primarily of bank loans. Bank loans are comprised primarily of senior secured corporate loans which are carried at amortized cost.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In connection with the Company's securities lending business activities, funds received in connection with securities repurchase agreements, cash collateral received from counterparties related to derivative transactions and securities purchased under agreements to resell are invested and classified as short-term investments or fixed income securities available for sale as applicable. For the Company's securities lending business activities, securities sold under agreements to repurchase and collateral received from counterparties related to derivative transactions, the Company records an offsetting liability in other liabilities and accrued expenses or other investments for the Company's obligation to return the collateral or funds received.

     Investment income consists primarily of interest and dividends, income from certain limited partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from widely accepted third party data sources and internal estimates. Interest income on beneficial interests in securitized financial assets not of high credit quality is determined using the prospective yield method, based upon projections of expected future cash flows. For all other asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, the effective yield is recalculated on the retrospective basis. Accrual of income is suspended for fixed income securities, mortgage loans and bank loans that are in default or when receipt of interest payments is in doubt. Income from investments in limited partnership interests accounted for on the cost basis is recognized upon receipt of amounts distributed by the partnerships as investment income. Subsequent to October 1, 2008, income from investments in limited partnership interests accounted for utilizing the equity method of accounting ("EMA LP") is reported in realized capital gains and losses.

     Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness, and income from certain limited partnership interests. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis. Income from investments in limited partnership interests accounted for utilizing the equity method of accounting is recognized based on the financial results of the entity and the Company's proportionate investment interest, and is recognized on a delay due to the availability of the related financial statements. The recognition of income on hedge funds is primarily on a one month delay and the income recognition on private equity/debt funds and real estate funds are generally on a three month delay.

     The Company recognizes other-than-temporary impairment losses on fixed income securities, equity securities and short-term investments when the decline in fair value is deemed other than temporary including when the Company cannot assert a positive intent to hold an impaired security until recovery (see Note
6). Fixed income securities subject to change in intent write-downs continue to earn investment income (other than discussed above), and any discount or premium is recognized using the effective yield method over the expected life of the security.

FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have a material effect on the Company's determination of fair value.

     In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. SFAS No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

     Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect the Company's estimates of the assumptions market participants would use in valuing financial assets and financial liabilities and are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date, including during

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

     Financial assets and financial liabilities recorded on the Consolidated Statements of Financial Position at fair value as of December 31, 2008 are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1: Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2: Financial assets and financial liabilities whose values are based on the following:

          a) Quoted prices for similar assets or liabilities in active markets;
          b) Quoted prices for identical or similar assets or liabilities in non-active markets; or
          c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3: Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

     Certain financial assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests, bank loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the consolidated financial statements. In addition, equity options embedded in fixed income securities are not disclosed in the hierarchy with free-standing derivatives as the embedded derivatives are presented with the host contract in fixed income securities.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

   - FIXED INCOME SECURITIES: U.S. treasuries are in Level 1 and valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

   - EQUITY SECURITIES: Comprise actively traded, exchange-listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

   - SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

   - SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

   - FIXED INCOME SECURITIES:

     CORPORATE, INCLUDING PRIVATELY PLACED: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities which have market-observable external ratings from independent third party rating agencies.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     MUNICIPAL: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Included in municipals are auction rate securities ("ARS") other than those backed by student loans. ARS backed by student loans are included in Level 3.

     U.S. GOVERNMENT AND AGENCIES: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"): Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

     PREFERRED STOCK; MORTGAGE-BACKED SECURITIES ("MBS"); FOREIGN GOVERNMENT; ASSET-BACKED SECURITIES ("ABS") - CREDIT CARD: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

   - EQUITY SECURITIES: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

   - SHORT-TERM: Commercial paper and other short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

   - OTHER INVESTMENTS: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

     Over-the-counter ("OTC") derivatives, including interest rate swaps, foreign currency swaps, foreign exchange forward contracts, and certain credit default swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates and adjustment for counterparty credit risks that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

   - CONTRACTHOLDER FUNDS: Derivatives embedded in certain annuity contracts are valued based on internal models that rely on inputs such as interest rate yield curves and equity index volatility assumptions that are market observable for substantially the full term of the contract. The valuation techniques are widely accepted in the financial services industry and do not include significant judgment.

LEVEL 3 MEASUREMENTS

   - FIXED INCOME SECURITIES:

       CORPORATE: Valued based on non-binding broker quotes and are categorized as Level 3.

       CORPORATE PRIVATELY PLACED: Valued based on non-binding broker quotes and models that are widely accepted in the financial services industry and use internally assigned credit ratings as inputs and instrument specific inputs. Instrument specific inputs used in internal fair value determinations include coupon rate, coupon type, weighted average life, sector of the issuer and call provisions. Privately placed securities are categorized as Level 3 as a result of the significance of non-market observable inputs. The internally modeled securities are valued based on internal ratings, which are not observable in the market. Multiple internal ratings comprise a National Association of Insurance Commissioners ("NAIC") rating category and when used in the internal model provide a more refined determination of fair value. The Company's internal ratings are primarily consistent with the NAIC ratings which are generally updated annually.

       MUNICIPAL: ARS primarily backed by student loans that have become illiquid due to failures in the auction market and municipal bonds that are not rated by third party credit rating agencies but are generally rated by the NAIC are included in Level 3. ARS backed by student loans are valued based on a discounted cash flow model with certain inputs to the valuation model that are significant to the valuation, but are not market observable, including estimates of future coupon rates if auction failures continue, maturity assumptions, and illiquidity premium. Non-rated municipal bonds are valued based on valuation models that are widely accepted in the financial services industry and require projections of future cash flows that are not market-observable, and are categorized as Level 3 as a result of the significance of non-market observable inputs.

       ABS RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ABS RMBS"); ALT-A RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ALT-A"): ABS RMBS and Alt-A are principally valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

       fair value measurements. Certain ABS RMBS and Alt-A are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all ABS RMBS and Alt-A are categorized as Level 3.

       OTHER COLLATERALIZED DEBT OBLIGATIONS ("CDO"); ABS COLLATERALIZED DEBT OBLIGATIONS ("ABS CDO"): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all collateralized loan obligations ("CLO"), ABS CDO, and synthetic collateralized debt obligations are categorized as Level 3.

       CMBS; COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS ("CRE CDO"):
       CRE CDO, which are reported as CMBS, and other CMBS, are either valued based on non-binding broker quotes or based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

       ABS - CREDIT CARD, AUTO AND STUDENT LOANS: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, they are categorized as Level 3.

   - OTHER INVESTMENTS: Certain free-standing OTC derivatives, such as caps, floors, certain credit default swaps and OTC options (including swaptions), are valued using valuation models that are widely accepted in the financial services industry. Inputs include non-market observable inputs such as volatility assumptions that are significant to the valuation of the instruments.

   - CONTRACTHOLDER FUNDS: Derivatives embedded in annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

FINANCIAL ASSETS AND FINANCIAL LIABILITIES ON A NON-RECURRING BASIS

     Mortgage loans and other investments written-down to fair value in connection with recognizing other-than-temporary impairments are valued using valuation models that are widely accepted in the financial services industry. Inputs to the valuation models include non-market observable inputs such as credit spreads. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values and other sources. At December 31, 2008, mortgage loans, limited partnership interests and other investments with a fair value of $244 million were included in the fair value hierarchy in Level 3, since they were subject to remeasurement at fair value at December 31, 2008.

FAIR VALUE MEASUREMENT PRIOR TO ADOPTION OF SFAS NO. 157

     Prior to the adoption of SFAS No. 157 on January 1, 2008, the fair value of fixed income securities was based upon observable market quotations, other market observable data or was derived from such quotations and market observable data. The fair value of privately placed fixed income securities was generally based on widely accepted pricing valuation models, which were developed internally. The valuation models used security specific information such as the credit rating of the issuer, industry sector of the issuer, maturity, estimated duration, call provisions, sinking fund requirements, coupon rate, quoted market prices of comparable securities and estimated liquidity premiums to determine the overall spread for the specific security.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate swaps, credit default swaps, futures (interest rate and equity), options (including swaptions), interest rate caps and floors, warrants, forward contracts to hedge foreign currency risks and certain investment risk transfer reinsurance agreements. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in convertible and equity-indexed fixed income securities, equity-indexed life and annuity contracts, reinsured variable annuity contracts, and certain funding agreements (see Note 7).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in contract benefits, interest credited to contractholder funds or realized capital gains and losses. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Consolidated Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Consolidated Statements of Cash Flows.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. In the case of a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses. The hedge ineffectiveness reported in realized capital gains and losses amounted to losses of $4 million, $13 million and $7 million in 2008, 2007 and 2006, respectively.

     FAIR VALUE HEDGES The Company designates certain of its interest rate and foreign currency swap contracts and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.

     For hedging instruments used in fair value hedges, when the hedged items are investment assets or a portion thereof, the change in the fair value of the derivatives is reported in net investment income, together with the change in the fair value of the hedged items. The change in the fair value of hedging instruments used in fair value hedges of contractholder funds liabilities or a portion thereof is reported in interest credited to contractholder funds, together with the change in the fair value of the hedged items. Accrued periodic settlements on swaps are reported together with the changes in fair value of the swaps in net investment income or interest credited to contractholder funds. The amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying value of the hedged liability is adjusted for the change in the fair value of the hedged risk.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as non-hedge or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof which has already been recognized in income while the hedge was in place and used to adjust the amortized cost for fixed income securities, the carrying value for mortgage loans or the carrying amount for the liability, is amortized over the remaining life of the hedged asset, liability, or portion thereof, and reflected in net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item in a fair value hedge is an asset which has become other-than-temporarily impaired, the adjustment made to the amortized cost for fixed income securities or the carrying value for mortgage loans is subject to the accounting policies applied to other-than-temporarily impaired assets.

     When a derivative financial instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative financial instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. If a cash flow hedge is no longer effective, the gain or loss recognized on the derivative during the period the hedge was effective is reclassified from accumulated other comprehensive income to net income as the remaining hedged item affects net income.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate, equity price and credit risk management strategies for which hedge accounting is not applied. These derivatives primarily consist of certain interest rate swap agreements, equity options and futures, financial futures contracts, interest rate cap and floor agreements, swaptions, foreign currency forward and option contracts and credit default swaps.

     In addition to the use of credit default swaps for credit risk management strategies, the Company replicates fixed income securities using a combination of a credit default swap and one or more highly rated fixed income securities to synthetically replicate the economic characteristics of one or more cash market securities. Fixed income securities are replicated when they are either unavailable in the cash market or are more economical to acquire in synthetic form.

     Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item with the results of the associated risk. Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following during the reporting period: net investment income, realized capital gains and losses, operating costs and expenses, contract benefits or interest credited to contractholder funds.

SECURITIES LOANED AND SECURITY REPURCHASE AND RESALE

     The Company's business activities include securities lending transactions, securities sold under agreements to repurchase ("repurchase agreements"), and securities purchased under agreements to resell ("resale agreements"), which are used primarily to generate net investment income. The proceeds received from repurchase agreements also provide a source of liquidity. For repurchase agreements and securities lending transactions used to generate net investment income, the proceeds received are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

     The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large banks.

     The Company's policy is to take possession or control of securities under resale agreements. Securities to be repurchased under repurchase agreements are the same, or substantially the same, as the securities transferred. The Company's obligations to return the funds received under repurchase agreements are carried at the amount at which the securities will subsequently be reacquired, including accrued interest, as specified in the respective agreements and are classified as other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities, equity-indexed annuities and immediate annuities without life contingencies, and funding agreements (primarily backing medium-term notes) are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed annuities and indexed funding agreements are generally based on a specified interest rate index, such as LIBOR, or an equity index, such as the Standard & Poor's ("S&P") 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits. Subsequent to the Company's disposal of substantially all of its variable annuity business through reinsurance agreements with Prudential in 2006 (see Note 3), the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration, and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. Future investment income is considered in determining the recoverability of DAC. Amortization of DAC is included in amortization of deferred policy acquisition costs on the Consolidated Statements of Operations and Comprehensive Income and is described in more detail below. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Consolidated Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

     For interest-sensitive life, annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance and uses rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period. The rate of amortization during this term is matched to the recognition pattern of total gross profits.

     AGP and EGP consist primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of persistency, mortality, expenses and hedges, if applicable.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Consolidated Statements of Operations and Comprehensive Income.

     Any amortization of DAC or DSI that would result from changes in unrealized capital gains or losses had those gains or losses actually been realized during the reporting period is recorded net of tax in other comprehensive income. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing life or investment contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions that are determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contract continue to be deferred and amortized in connection with the replacement contract. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contract is treated as a revision to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life insurance policies, any

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

changes to unamortized DAC and benefit reserves that result from the replacement contract are treated as prospective revisions. Any costs associated with the issuance of the replacement contract are characterized as maintenance costs and expensed as incurred.

     Internal replacement transactions that are determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to the Consolidated Statements of Operations and Comprehensive Income.

     The costs assigned to the right to receive future cash flows from certain business purchased from other insurers are also classified as DAC in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the lives of the contracts acquired. These costs are amortized as profits emerge over the lives of the acquired business and are periodically evaluated for recoverability. The present value of future profits was $19 million and $21 million at December 31, 2008 and 2007, respectively. Amortization expense on the present value of future profits was $5 million, $5 million and $6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note 9). The Company has also used reinsurance to effect the acquisition or disposition of certain blocks of business. The amounts reported in the Consolidated Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers including their activities with respect to claim settlement practices and commutations, and establishes allowances for uncollectible reinsurance recoverables as appropriate.

GOODWILL

     Goodwill represents the excess of amounts paid for acquiring businesses over the fair value of the net assets acquired. The goodwill balance was $5 million at both December 31, 2008 and 2007. The Company annually evaluates goodwill for impairment using both a discounted cash flow analysis and a trading multiple analysis, which are widely accepted valuation techniques to estimate the fair value of its reporting units. The Company also reviews its goodwill for impairment whenever events or changes in circumstances indicate that it is more likely than not that the carrying amount of goodwill may exceed its implied fair value. Goodwill impairment evaluations indicated no impairment at December 31, 2008 or 2007.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, differences in tax bases of investments, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized (see Note 12).

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary health products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life, fixed annuities and funding agreements. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see
Note 8). Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Consolidated Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in consolidated cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. Substantially all of the Company's variable annuity business is reinsured to Prudential beginning in 2006.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, commitments to purchase private placement securities, commitments to extend mortgage loans and financial guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Consolidated Statements of Financial Position (see Note 7 and Note
11).

ADOPTED ACCOUNTING STANDARDS

SECURITIES AND EXCHANGE COMMISSION ("SEC") STAFF ACCOUNTING BULLETIN NO. 109,
  WRITTEN LOAN COMMITMENTS THAT ARE RECORDED AT FAIR VALUE THROUGH EARNINGS ("SAB 109")

     In October 2007, the SEC issued SAB 109, a replacement of SAB 105, "Application of Accounting Principles to Loan Commitments". SAB 109 is applicable to both loan commitments accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), and other loan commitments for which the issuer elects fair value accounting under SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". SAB 109 states that the expected net future cash flows related to the servicing of a loan should be included in the fair value measurement of a loan commitment accounted for at fair value through earnings. The expected net future cash flows associated with loan servicing should be determined in accordance with the guidance in SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities", as amended by SFAS No. 156, "Accounting for Servicing of Financial Assets". SAB 109 should be applied on a prospective basis to loan commitments accounted for under SFAS No. 133 that were issued or modified in fiscal quarters beginning after December 15, 2007. Earlier adoption was not permitted. The adoption of SAB 109 did not have a material impact on the Company's results of operations or financial position.

SFAS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS NO. 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. In February 2008, the FASB issued FASB Staff Position No. 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which permits the deferral of the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted the provisions of SFAS No. 157 for financial assets and financial liabilities recognized or disclosed at fair value on a recurring or non-recurring basis as

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

of January 1, 2008. Consistent with the provisions of FSP FAS 157-2, the Company decided to defer the adoption of SFAS No. 157 for non-financial assets and liabilities measured at fair value on a non-recurring basis until January 1, 2009. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Company adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have a material effect on the Company's results of operations or financial position (see Note 7).

SFAS NO. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL
  LIABILITIES - INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115 ("SFAS NO.
  159")

     In February 2007, the FASB issued SFAS No. 159 which provides reporting entities, on an ongoing basis, an option to report selected financial assets, including investment securities, and financial liabilities, including most insurance contracts, at fair value through earnings. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement alternatives for similar types of financial assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of the impacts of a reporting entity's decision to use fair value on its earnings and requires entities to display, on the face of the statement of financial position, the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS No. 159 was effective as of the beginning of a reporting entity's first fiscal year beginning after November 15, 2007. The Company did not apply the fair value option to any existing financial assets or liabilities as of January 1, 2008 and did not elect to apply the option prospectively to any financial assets or liabilities acquired during 2008. Consequently, the adoption of SFAS No. 159 had no impact on the Company's results of operations or financial position.

FASB STAFF POSITION NO. FIN 39-1, AMENDMENT OF FASB INTERPRETATION NO. 39 ("FSP
  FIN 39-1")

     In April 2007, the FASB issued FSP FIN 39-1, which amends FASB Interpretation No. 39, "Offsetting of Amounts Related to Certain Contracts". FSP FIN 39-1 replaces the terms "conditional contracts" and "exchange contracts" with the term "derivative instruments" and requires a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position. FSP FIN 39-1 was effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The adoption of FSP FIN 39-1 did not have a material impact on the Company's results of operations or financial position.

STATEMENT OF POSITION 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED
  ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1")

     In October 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides accounting guidance for DAC associated with internal replacements of insurance and investment contracts other than those set forth in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs through the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a feature or coverage within an existing contract. The Company adopted the provisions of SOP 05-1 on January 1, 2007 for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption resulted in an $8 million after-tax reduction to retained income to reflect the impact on EGP from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral under SOP 05-1 and a reduction of DAC and DSI balances of $13 million pre-tax as of January 1, 2007.

SFAS NO. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT
  OF FASB STATEMENTS NO. 133 AND 140 ("SFAS NO. 155")

     In February 2006, the FASB issued SFAS No. 155, which permits the fair value remeasurement at the date of adoption of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under paragraph 12 or 13 of SFAS No. 133; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments that contain embedded derivatives requiring bifurcation; and clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. The Company adopted the provisions of SFAS No. 155 on January 1,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2007, which were effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of the first fiscal year beginning after September 15, 2006. The Company elected not to remeasure existing hybrid financial instruments that contained embedded derivatives requiring bifurcation at the date of adoption pursuant to paragraph 12 or 13 of SFAS No. 133. The adoption of SFAS No. 155 did not have a material effect on the results of operations or financial position of the Company.

FASB INTERPRETATION NO. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN
  INTERPRETATION OF FASB STATEMENT NO. 109 AND FASB STAFF POSITION NO. FIN 48-1, DEFINITION OF SETTLEMENT IN FASB INTERPRETATION NO. 48 (COLLECTIVELY "FIN 48")

     The FASB issued the interpretation in July 2006 and the related staff position in May 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 requires an entity to recognize the tax benefit of uncertain tax positions only when it is more likely than not, based on the position's technical merits, that the position would be sustained upon examination by the respective taxing authorities. The tax benefit is measured as the largest benefit that is more than fifty-percent likely of being realized upon final settlement with the respective taxing authorities. On January 1, 2007, the Company adopted the provisions of FIN 48, which were effective for fiscal years beginning after December 15, 2006. No cumulative effect of a change in accounting principle or adjustment to the liability for unrecognized tax benefits was recognized as a result of the adoption of FIN 48. Accordingly, the adoption of FIN 48 did not have an effect on the results of operations or financial position of the Company (see Note 12).

SEC STAFF ACCOUNTING BULLETIN NO. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR
  MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108")

     In September 2006, the SEC issued SAB 108 to eliminate the diversity of practice in the way misstatements are quantified for purposes of assessing their materiality in financial statements. SAB 108 was intended to eliminate the potential build up of improper amounts on the balance sheet due to the limitations of certain methods of assessing materiality previously utilized by some reporting entities. SAB 108 established a single quantification framework wherein the significance determination is based on the effects of the misstatements on each of the financial statements as well as the related financial statement disclosures. On December 31, 2006, the Company adopted the provisions of SAB 108 which were effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have any effect on the results of operations or financial position of the Company.

FASB STAFF POSITION NO. FAS 115-1/124-1, THE MEANING OF OTHER-THAN-TEMPORARY
  IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP FAS 115-1/124-1")

     FSP FAS 115-1/124-1 nullified the guidance in paragraphs 10-18 of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other-than-temporary impairment guidance. FSP FAS 115-1/124-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent income recognition for impaired debt securities. The Company adopted FSP FAS 115-1/124-1 as of January 1, 2006 on a prospective basis. The effects of adoption did not have a material effect on the results of operations or financial position of the Company.

SFAS NO. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB
  OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS NO. 154")

     SFAS No. 154 replaced Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise not required. The Company adopted SFAS No. 154 on January 1, 2006. The adoption of SFAS No. 154 did not have any effect on the results of operations or financial position of the Company.

FSP NO. FAS 133-1 AND FIN 45-4, DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN
  GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161 ("FSP FAS 133-1 AND FIN 45-4")

     In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, which amends SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), and FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

both enhance and synchronize the disclosure requirements of the two statements with respect to the potential for adverse effects of changes in credit risk on the financial statements of the sellers of credit derivatives and certain guarantees. SFAS No. 133 was amended to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. FIN 45 was amended to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The FSP clarifies the FASB's intent that the disclosures required by SFAS No. 161 should be provided for any reporting period (annual or quarterly interim) beginning after November 15, 2008. The provisions of this FASB staff position that amend SFAS No. 133 and FIN 45 are effective for reporting periods ending after November 15, 2008, and the provisions that clarify the effective date SFAS No. 161 are effective upon the adoption of that statement; therefore, the disclosure requirements, which have no impact to the Company's results of operations or financial position, were adopted at December 31, 2008.

FSP NO. EITF 99-20-1, AMENDMENTS TO THE IMPAIRMENT GUIDANCE OF EITF ISSUE NO.
  99-20 ("FSP EITF 99-20-1")

     In January 2009, the FASB issued FSP EITF 99-20-1, which amends FASB Emerging Issues Task Force ("EITF") No. 99-20 "Recognition of Interest Income and Impairment on Purchased Beneficial Interest and Beneficial Interests That Continue to Be Held by a Transferor or in Securitized Financial Assets," ("EITF 99-20"), to align the impairment guidance in EITF 99-20 with the impairment guidance and related implementation guidance in SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities". The provisions of this FASB staff position are effective for reporting periods ending after December 15, 2008. The adoption of FSP EITF 99-20-1 did not have a material effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARDS

SFAS NO. 141(R), BUSINESS COMBINATIONS ("SFAS NO. 141R")

     In December 2007, the FASB issued SFAS No. 141R which replaces SFAS No. 141, "Business Combinations" ("SFAS No. 141"). Among other things, SFAS No. 141R broadens the scope of SFAS No. 141 to include all transactions where an acquirer obtains control of one or more other businesses; retains the guidance to recognize intangible assets separately from goodwill; requires, with limited exceptions, that all assets acquired and liabilities assumed, including certain of those that arise from contractual contingencies, be measured at their acquisition date fair values; requires most acquisition and restructuring-related costs to be expensed as incurred; requires that step acquisitions, once control is acquired, be recorded at the full amounts of the fair values of the identifiable assets, liabilities and the noncontrolling interest in the acquiree; and replaces the reduction of asset values and recognition of negative goodwill with a requirement to recognize a gain in earnings. The provisions of SFAS No. 141R are effective for fiscal years beginning after December 15, 2008 and are to be applied prospectively only. Early adoption is not permitted. The Company will apply the provisions of SFAS No. 141R as required when effective.

SFAS NO. 160, NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS - AN
  AMENDMENT OF ARB NO. 51 ("SFAS NO. 160")

     In December 2007, the FASB issued SFAS No. 160 which clarifies that a noncontrolling interest in a subsidiary is that portion of the subsidiary's equity that is attributable to owners of the subsidiary other than its parent or parent's affiliates. Noncontrolling interests are required to be reported as equity in the consolidated financial statements and as such net income will include amounts attributable to both the parent and the noncontrolling interest with disclosure of the amounts attributable to each on the face of the Consolidated Statements of Operations and Comprehensive Income. SFAS No. 160 requires that all changes in a parent's ownership interest in a subsidiary when control of the subsidiary is retained, be accounted for as equity transactions. In contrast, when control over a subsidiary is relinquished and the subsidiary is deconsolidated, SFAS No. 160 requires a parent to recognize a gain or loss in net income as well as provide certain associated expanded disclosures. SFAS No. 160 is effective as of the beginning of a reporting entity's first fiscal year beginning after December 15, 2008. Early adoption is prohibited. SFAS No. 160 requires prospective application as of the beginning of the fiscal year in which the standard is initially applied, except for the presentation and disclosure requirements which are to be applied retrospectively for all periods presented. The adoption of SFAS No. 160 is not expected to have a material effect on the Company's results of operations or financial position.

SFAS NO. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -
  AN AMENDMENT OF FASB STATEMENT NO. 133 ("SFAS NO. 161")

     In March 2008, the FASB issued SFAS No. 161, which amends and expands the disclosure requirements for derivatives currently accounted for in accordance with SFAS No. 133. The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

entity's financial position, results of operations, and cash flows. The standard requires, on a quarterly basis, quantitative disclosures about the potential cash outflows associated with the triggering of credit-related contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements. SFAS No. 161 is effective for fiscal periods beginning after November 15, 2008, and is to be applied on a prospective basis only. SFAS No. 161 affects disclosures and therefore implementation will not impact the Company's results of operations or financial position.

3. DISPOSITIONS

VARIABLE ANNUITY BUSINESS

     On June 1, 2006, in accordance with the terms of the definitive Master Transaction Agreement and related agreements (collectively the "Agreement") ALIC, its subsidiary, Allstate Life Insurance Company of New York ("ALNY"), and the Corporation completed the disposal through reinsurance of substantially all of the Company's variable annuity business to Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential"). For Allstate, this disposal achieved the economic benefit of transferring to Prudential the future rights and obligations associated with this business.

     The disposal was effected through reinsurance agreements (the "Reinsurance Agreements") which include both coinsurance and modified coinsurance provisions. Coinsurance and modified coinsurance provisions are commonly used in the reinsurance of variable annuities because variable annuities generally include both separate account and general account liabilities. When contractholders make a variable annuity deposit, they must choose how to allocate their account balances between a selection of variable-return mutual funds that must be held in a separate account and fixed-return funds held in the Company's general account. In addition, variable annuity contracts include various benefit guarantees that are general account obligations of the Company. The Reinsurance Agreements do not extinguish the Company's primary liability under the variable annuity contracts.

     Variable annuity balances invested in variable-return mutual funds are held in separate accounts, which are legally segregated assets and available only to settle separate account contract obligations. Because the separate account assets must remain with the Company under insurance regulations, modified coinsurance is typically used when parties wish to transfer future economic benefits of such business. Under the modified coinsurance provisions, the separate account assets remain on the Company's Consolidated Statements of Financial Position, but the related results of operations are fully reinsured and presented net of reinsurance on the Consolidated Statements of Operations and Comprehensive Income.

     The coinsurance provisions of the Reinsurance Agreements were used to transfer the future rights and obligations related to fixed-return fund options and benefit guarantees. $1.37 billion of assets supporting general account liabilities have been transferred to Prudential, net of consideration, under the coinsurance reinsurance provisions as of the transaction closing date. General account liabilities of $1.57 billion and $1.26 billion as of December 31, 2008 and 2007, respectively, however, remain on the Consolidated Statements of Financial Position with a corresponding reinsurance recoverable.

     For purposes of presentation in the Consolidated Statements of Cash Flows, the Company treated the reinsurance of substantially all the variable annuity business of ALIC and ALNY to Prudential as a disposition of operations, consistent with the substance of the transaction which was the disposition of a block of business accomplished through reinsurance. Accordingly, the net consideration transferred to Prudential of $744 million (computed as $1.37 billion of general account insurance liabilities transferred to Prudential on the closing date less consideration of $628 million), the cost of hedging the ceding commission received from Prudential of $69 million, pre-tax, and the costs of executing the transaction of $13 million, pre-tax, were classified as a disposition of operations in the cash flows from investing activities section of the Consolidated Statements of Cash Flows.

     Under the Agreement, ALIC, ALNY and the Corporation have indemnified Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of ALIC and ALNY and liabilities specifically excluded from the transaction) that ALIC and ALNY have agreed to retain. In addition, ALIC, ALNY and the Corporation will indemnify Prudential for certain post-closing liabilities that may arise from the acts of ALIC, ALNY and their agents, including in connection with ALIC's and ALNY's provision of transition services. The Reinsurance Agreements contain no limits or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

those related to benefit guarantees, in accordance with the provisions of SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts".

     The terms of the Agreement give Prudential the right to be the exclusive provider of its variable annuity products through the Allstate proprietary agency force for three years and a non-exclusive preferred provider for the following two years. During a transition period which ended May 2008, the Company continued to issue new variable annuity contracts, accept additional deposits on existing business from existing contractholders on behalf of Prudential and service the reinsured business while Prudential prepared for the migration of the business onto its servicing platform.

     Pursuant to the Agreement, the final market-adjusted consideration was $628 million. The disposal resulted in a gain of $79 million pre-tax for ALIC, which was deferred as a result of the disposition being executed through reinsurance. The deferred gain is included as a component of other liabilities and accrued expenses on the Consolidated Statements of Financial Position, and is amortized to gain (loss) on disposition of operations on the Consolidated Statements of Operations and Comprehensive Income over the life of the reinsured business which is estimated to be approximately 18 years. For ALNY, the transaction resulted in a loss of $9 million pre-tax. ALNY's reinsurance loss and other amounts related to the disposal of the business, including the initial costs and final market value settlements of the derivatives acquired by ALIC to economically hedge substantially all of the exposure related to market adjustments between the effective date of the Agreement and the closing of the transaction, transactional expenses incurred and amortization of ALIC's deferred reinsurance gain, were included as a component of gain (loss) on disposition of operations on the Consolidated Statements of Operations and Comprehensive Income and amounted to $5 million, $6 million and $(61) million, after-tax during 2008, 2007 and 2006, respectively. Gain (loss) on disposition of operations on the Consolidated Statements of Operations and Comprehensive Income included amortization of ALIC's deferred gain, after-tax, of $5 million, $5 million and $1 million for the years ended December 31, 2008, 2007 and 2006, respectively. DAC and DSI were reduced by $726 million and $70 million, respectively, as of the effective date of the transaction for balances related to the variable annuity business subject to the Reinsurance Agreements.

     The separate account balances related to the modified coinsurance reinsurance were $7.53 billion and $13.76 billion as of December 31, 2008 and 2007, respectively. Separate account balances totaling approximately $711 million and $1.17 billion at December 31, 2008 and 2007, respectively, related primarily to the variable life business that is being retained by the Company, and the variable annuity business in three affiliated companies that were not included in the Agreement. In the five-months of 2006, prior to this disposition, the Company's variable annuity business generated approximately $127 million in contract charges.

4. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities and mergers completed with equity securities and limited partnerships, totaled $17 million, $72 million and $39 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     Liabilities for collateral received in conjunction with the Company's securities lending and other business activities and for funds received from the Company's security repurchase business activities were $320 million, $1.75 billion and $1.94 billion at December 31, 2008, 2007 and 2006, respectively, and are reported in other liabilities and accrued expenses in the Consolidated Statements of Financial Position. Obligations to return cash collateral for OTC derivatives were $20 million, $72 million and $357 million at December 31, 2008, 2007 and 2006, respectively, and are reported in other liabilities and accrued expenses or other investments. Consistent with our adoption of FSP FIN 39-1 in 2008, the $20 million of obligations to return cash collateral as of December 31, 2008 are netted against derivative positions and reported in other liabilities and accrued expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying cash flows are included in cash flows from operating activities in the Consolidated Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:


     ($ IN MILLIONS)                                         2008       2007       2006
                                                          ----------  ----------  ---------
     NET CHANGE IN PROCEEDS MANAGED
     Net change in fixed income securities               $     348   $      34   $     96
     Net change in short-term investments                    1,129         443       (159)
                                                          ----------  ----------  ---------
          Operating cash flow provided (used)            $   1,477   $     477   $    (63)
                                                          ==========  ==========  =========

     NET CHANGE IN LIABILITIES
     Liabilities for collateral and security repurchase,
      beginning of year                                  $  (1,817)  $  (2,294)  $ (2,231)
     Liabilities for collateral and security repurchase,
      end of year                                             (340)     (1,817)    (2,294)
                                                          ----------  ----------  ---------
          Operating cash flow (used) provided            $  (1,477)  $    (477)  $     63
                                                          ==========  ==========  =========

     In 2008, the Company recorded non-cash capital contributions totaling $742 million, including the transfer from AIC of non-cash assets totaling $342 million and the forgiveness by AIC of an outstanding surplus note with an unpaid principal sum of $400 million (see Note 5).

5. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company (see Note 15), were $467 million, $477 million and $494 million in 2008, 2007 and 2006, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $73 million, $74 million and $72 million of structured settlement annuities, a type of immediate annuity, in 2008, 2007 and 2006, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $12 million, $11 million and $10 million relate to structured settlement annuities with life contingencies and are included in premium income for 2008, 2007 and 2006, respectively.

     In most cases, these annuities were issued under a "qualified assignment" whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from ALIC and assumed AIC's obligation to make future payments.

     AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits.

     Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $4.85 billion and $4.89 billion at December 31, 2008 and 2007, respectively.

BROKER-DEALER AGREEMENT

     The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

agencies. For these services, the Company incurred $19 million, $27 million and $44 million of commission and other distribution expenses for the years ending December 31, 2008, 2007 and 2006, respectively.

REINSURANCE TRANSACTIONS

     Effective January 1, 2008, the Company's coinsurance reinsurance agreement with its unconsolidated affiliate American Heritage Life Insurance Company ("AHL"), which went into effect in 2004, was amended to include the assumption by the Company of certain accident and health insurance policies. In accordance with this amendment, the Company recorded cash of $16 million, premium installment receivables of $5 million, DAC of $32 million, reserve for life-contingent contract benefits of $24 million and accrued liabilities of $2 million. Since the Company received assets in excess of net liabilities from an affiliate under common control, the Company recognized a gain of $27 million ($18 million after-tax), which was recorded as an increase to additional capital paid-in on the Company's Consolidated Statements of Financial Position.

     ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

SURPLUS NOTES DUE TO RELATED PARTIES

  Surplus notes due to related parties outstanding at December 31 consisted of the following:


              ($ IN MILLIONS)                                2008           2007
                                                         ------------   ------------
              5.06% Surplus Notes (1), due 2035         $        100   $        100
              6.18% Surplus Notes (1), due 2036                  100            100
              5.93% Surplus Notes (1), due 2038                   50             --
              7.00% Surplus Notes (1), due 2028                  400             --
                                                         ------------   ------------
               Surplus notes due to related parties     $        650   $        200
                                                         ============   ============

              ----------
              (1) No payment of principle or interest is permitted on the surplus notes without the written approval from the proper regulatory authority (see Note 5). The regulatory authority could prohibit the payment of interest and principle on the surplus notes if certain statutory capital requirements are not met. Permission to pay interest on the surplus notes was granted in both 2008 and 2007 on all notes except the $400 million note for which approval has not been sought.

     On August 1, 2005, ALIC entered into an agreement with Kennett Capital Inc. ("Kennett"), an unconsolidated affiliate of ALIC, whereby ALIC sold to Kennett a $100 million 5.06% surplus note due July 1, 2035 issued by ALIC Reinsurance Company ("ALIC Re"), a wholly owned subsidiary of ALIC. As payment, Kennett issued a full recourse 4.86% note due July 1, 2035 to ALIC for the same amount. As security for the performance of Kennett's obligations under the agreement and note, Kennett granted ALIC a pledge of and security interest in Kennett's right, title and interest in the surplus notes and their proceeds. Under the terms of the agreement, ALIC may sell and Kennett may choose to buy additional surplus notes, if and when additional surplus notes are issued. The note due from Kennett is classified as other investments and the related surplus notes are classified as surplus notes due to related parties in the Consolidated Statements of Financial Position. In 2008, 2007 and 2006, the Company incurred $5 million each year of interest expense related to this surplus note, which is reflected as a component of operating costs and expenses in the Consolidated Statements of Operations and Comprehensive Income. Additionally, in 2008, 2007 and 2006, the Company recorded net investment income on the note due from Kennett of $5 million in each year.

     On June 30, 2006, under the existing agreement with Kennett discussed above, ALIC sold Kennett a $100 million redeemable surplus note issued by ALIC Re. The surplus note is due June 1, 2036 with an initial rate of 6.18% that will reset every ten years to the then current ten year Constant Maturity Treasury yield ("CMT"), plus 1.14%. As payment, Kennett issued a full recourse note due June 1, 2036 to ALIC for the same amount with an initial interest rate of 5.98% that will reset every ten years to the then current ten year CMT, plus 0.94%. The note due from Kennett is classified as other investments and the related surplus note is classified as surplus notes due to

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

related parties in the Consolidated Statements of Financial Position. In 2008, 2007 and 2006, the Company incurred $6 million, $6 million and $4 million, respectively, of interest expense related to this surplus note, which is reflected as a component of operating costs and expenses in the Consolidated Statements of Operations and Comprehensive Income. Additionally, in 2008, 2007 and 2006, the Company recorded net investment income on the note due from Kennett of $6 million, $6 million and $3 million, respectively.

     On June 30, 2008, under the existing agreement with Kennett, ALIC sold Kennett a $50 million redeemable surplus note issued by ALIC Re. The surplus note is due June 1, 2038 with an initial rate of 5.93% that will reset every ten years to the then current ten year CMT, plus 2.09%. As payment, Kennett issued on June 30, 2008 a full recourse note due June 1, 2038 to ALIC for the same amount with an initial interest rate of 5.73% that will reset every ten years to the then current ten year CMT, plus 1.89%. The note due from Kennett is classified as other investments and the related surplus note is classified as surplus notes due to related parties in the Consolidated Statements of Financial Position. In 2008, the Company incurred interest expense on this surplus note of $2 million, which is included as a component of operating costs and expenses in the Consolidated Statements of Operations and Comprehensive Income. Additionally, in 2008, the Company recorded net investment income on the note due from Kennett of $1 million.

     On August 29, 2008, the Company issued a surplus note to AIC with a principal sum of $400 million in exchange for cash. On December 29, 2008, AIC agreed to cancel and forgive the principal and any related interest obligations associated with this surplus note. The forgiveness of the principal was recognized as a capital contribution resulting in an increase to additional capital paid-in of $400 million.

     On November 17, 2008, the Company issued a surplus note to AIC with a principal sum of $400 million in exchange for cash. This surplus note accrues interest at a rate of 7.00% annually, which is due on the first day of April and October in each year beginning 2009 until maturity on November 17, 2028. The payment of interest and principal is subject to prior written approval from the Director of Insurance of the State of Illinois and can only be paid out of the Company's statutory-basis surplus that is in excess of certain amounts specified in the surplus note. This surplus note is included as a component of surplus notes due to related parties in the Consolidated Statements of Financial Position. In 2008, the Company incurred interest expense on this surplus note of $3 million, which is included as a component of operating costs and expenses in the Consolidated Statements of Operations and Comprehensive Income.

NOTE PAYABLE TO PARENT

     On December 27, 2006, the Company issued an intercompany note in the amount of $500 million payable to its parent, AIC, on demand and, in any event, by March 30, 2007. This note was fully repaid in the first quarter of 2007. This note had an interest rate of 5.25%. Interest expense on this note, which totaled $5 million in 2007, is included as a component of operating costs and expenses in the Consolidated Statements of Operations and Comprehensive Income.

REDEEMABLE PREFERRED STOCK

     As of December 31, 2006, the Company's Consolidated Statements of Financial Position included redeemable preferred stock - Series A ("redeemable preferred stock") issued to Northbook Holdings, LLC, a wholly owned subsidiary of AIC. The Company's Board of Directors declared and paid cash dividends on the redeemable preferred stock from time to time, but not more frequently than quarterly. The dividends were based on the three-month LIBOR rate. Dividends of $1 million were incurred and paid during 2006, and included as a component of operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. During 2006, $26 million of mandatorily redeemable preferred stock was redeemed. All remaining redeemable preferred stock was redeemed in 2007.

LIQUIDITY AND INTERCOMPANY LOAN AGREEMENT

     Effective May 8, 2008, the Company, AIC and the Corporation entered into a one-year Amended and Restated Intercompany Liquidity Agreement ("Liquidity Agreement") replacing the Intercompany Liquidity Agreement between the Company and AIC, dated January 1, 2008. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes. It shall be automatically renewed for subsequent one-year terms unless terminated by the parties. The Liquidity Agreement does not establish a commitment to advance funds on the part of either party. The Company and AIC each serve as a lender and borrower and the Corporation serves only as a lender. The maximum amount of advances each party may make

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

or receive is limited to $1 billion. Netting or offsetting of advances made and received is not permitted. Advances between the parties are required to have specified due dates less than or equal to 364 days from the date of the advance and be payable upon demand by written request from the lender at least ten business days prior to the demand date. The borrower may make prepayments of the outstanding principal balance of an advance without penalty. Advances will bear interest equal to or greater than the rate applicable to 30-day commercial paper issued by the Corporation on the date the advance is made with an adjustment on the first day of each month thereafter.

     In addition to the Liquidity Agreement, the Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2008 and 2007. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings.

INVESTMENT PURCHASES

     In September 2008, in accordance with two sale agreements with AIC, the Company purchased investments from AIC. The Company paid $944 million in cash for the investments, which included mortgage loans and privately placed corporate fixed income securities with a fair value on the date of sale of $613 million and $325 million, respectively, and $6 million of accrued investment income. Since the transaction was between affiliates under common control, the mortgage loans were recorded at the outstanding principal balance, net of unamortized premium or discount, on the date of sale of $634 million and the privately placed corporate fixed income securities were recorded at the amortized cost basis on the date of sale of $338 million. The difference between the fair value and the outstanding principal balance, net of unamortized premium or discount, for the mortgage loans, and the amortized cost basis for the privately placed corporate fixed income securities, on the date of sale, was recorded as an increase to retained income of $22 million after-tax ($34 million pre-tax).

CAPITAL CONTRIBUTIONS

     In June 2008, the Company received a capital contribution from AIC of $349 million, which was recorded as additional capital paid-in on the Consolidated Statements of Financial Position. The capital contribution included fixed income securities of $337 million, accrued investment income of $5 million and cash of $7 million.

     In November 2008, the Company received a capital contribution from AIC of $600 million, which was paid in cash and recorded as additional capital paid-in on the Consolidated Statements of Financial Position.

     In December 2008, a surplus note issued to AIC in August 2008 was cancelled and forgiven by AIC. The forgiveness of the principal was recognized as a capital contribution resulting in an increase to additional capital paid-in of $400 million.

     The Company and AIC have a Capital Support Agreement that went into effect in 2007. Under the terms of this agreement, AIC agrees to provide capital to maintain the amount of statutory capital and surplus necessary to maintain a company action level risk-based capital ("RBC") ratio of at least 150%. AIC's obligation to provide capital to the Company under the agreement is limited to an aggregate amount of $1 billion. Discretionary capital contributions made by AIC outside of the terms of this agreement, including the $349 million contribution made in June 2008, the $600 million contribution made in November 2008 and the forgiveness of the $400 million surplus note in December 2008, do not reduce AIC's $1 billion obligation. In exchange for providing this capital, the Company will pay AIC an annual commitment fee of 1% of the amount of the Capital and Surplus maximum that remains available on January 1 of such year. The Company or AIC have the right to terminate this agreement when: 1) the Company qualifies for a financial strength rating from Standard and Poor's, Moody's or A.M. Best, without giving weight to the existence of this agreement, that is the same or better than its rating with such support; 2) the Company's RBC ratio is at least 300%; or 3) AIC no longer directly or indirectly owns at least 50% of the voting stock of the Company. At December 31, 2008, no capital had been provided by AIC under this agreement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENTS

FAIR VALUES

       The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:


                                                                GROSS UNREALIZED
  ($ IN MILLIONS)                            AMORTIZED    ---------------------------      FAIR
                                               COST           GAINS         LOSSES         VALUE
                                           ------------   ------------   ------------   ------------
  AT DECEMBER 31, 2008
  U.S. government and agencies            $      2,792   $        895   $        --    $      3,687
  Municipal                                      3,976             28          (696)          3,308
  Corporate                                     27,416            408        (3,555)         24,269
  Foreign government                             1,652            513           (65)          2,100
  Mortgage-backed securities                     2,923             59          (263)          2,719
  Commercial mortgage-backed securities          5,712             10        (1,992)          3,730
  Asset-backed securities                        4,649              8        (2,034)          2,623
  Redeemable preferred stock                        16             --            (6)             10
                                           ------------   ------------   ------------   ------------
    Total fixed income securities         $     49,136   $      1,921   $    (8,611)   $     42,446
                                           ============   ============   ============   ============

  AT DECEMBER 31, 2007
  U.S. government and agencies            $      2,848   $        880   $        --    $      3,728
  Municipal                                      4,235            115           (39)          4,311
  Corporate                                     31,624            757          (646)         31,735
  Foreign government                             1,814            374            (3)          2,185
  Mortgage-backed securities                     3,499             37           (46)          3,490
  Commercial mortgage-backed securities          7,698             76          (386)          7,388
  Asset-backed securities                        6,273             20          (690)          5,603
  Redeemable preferred stock                        29              1            (1)             29
                                           ------------   ------------   ------------   ------------
    Total fixed income securities         $     58,020   $      2,260   $    (1,811)   $     58,469
                                           ============   ============   ============   ============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2008:


                                                          AMORTIZED         FAIR
             ($ IN MILLIONS)                                 COST           VALUE
                                                         ------------   ------------
             Due in one year or less                    $      2,156   $      2,154
             Due after one year through two years              2,118          2,017
             Due after two years through three years           2,649          2,507
             Due after three years through four years          2,868          2,707
             Due after four years through five years           2,895          2,652
             Due after five years through ten years           10,855         10,448
             Due after ten years                              18,023         14,619
                                                         ------------   ------------
                                                              41,564         37,104
             Mortgage- and asset-backed securities             7,572          5,342
                                                         ------------   ------------
                  Total                                 $     49,136   $     42,446
                                                         ============   ============

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk. Periodic interest receipts on fixed income securities represent a substantial additional source of cash flow over the years presented, but are not included in the contractual maturities table above.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:


          ($ IN MILLIONS)                               2008          2007          2006
                                                    ------------  ------------  ------------
          Fixed income securities                  $      3,112  $      3,589  $      3,505
          Mortgage loans                                    580           552           508
          Equity securities                                   7             4             2
          Limited partnership interests                      29            87            42
          Other investments                                 121           243           257
                                                    ------------  ------------  ------------
            Investment income, before expense             3,849         4,475         4,314
            Investment expense                             (129)         (270)         (257)
                                                    ------------  ------------  ------------
               Net investment income               $      3,720  $      4,205  $      4,057
                                                    ============  ============  ============

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended December 31 are as follows:


          ($ IN MILLIONS)                               2008          2007          2006
                                                    ------------  ------------  ------------
          Fixed income securities                  $     (2,004) $       (172) $       (157)
          Equity securities                                 (29)            6             2
          Limited partnership interests                     (76)           34             2
          Derivatives                                      (815)          (57)           31
          Other                                            (128)           (8)           43
                                                    ------------  ------------  ------------
           Realized capital gains and losses,
            pre-tax                                      (3,052)         (197)          (79)
           Income tax benefit                             1,067            69            28
                                                    ------------  ------------  ------------
            Realized capital gains and losses,
             after-tax                             $     (1,985) $       (128) $        (51)
                                                    ============  ============  ============

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:


          ($ IN MILLIONS)                               2008          2007          2006
                                                    ------------  ------------  ------------
          Sales (1)                                $        184  $         70  $        (29)
          Impairment write-downs (2)                     (1,227)         (118)          (21)
          Change in intent write-downs (1) (3)           (1,207)          (92)          (60)
          Valuation of derivative instruments              (985)          (63)          (17)
          EMA LP income (4)                                 (14)           --            --
          Settlement of derivative instruments              197             6            48
                                                    ------------  ------------  ------------
           Realized capital gains and losses,
            pre-tax                                      (3,052)         (197)          (79)
           Income tax benefit                             1,067            69            28
                                                    ------------  ------------  ------------
            Realized capital gains and losses,
             after-tax                             $     (1,985) $       (128) $        (51)
                                                    ============  ============  ============

----------
         (1) To conform to the current year presentation, certain amounts in the prior years have been reclassified.

         (2) Impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where we could not reasonably assert that the recovery period would be temporary.

         (3) Change in intent write-downs reflects instances where we cannot assert a positive intent to hold until recovery.

         (4) Subsequent to October 1, 2008, income from investments in limited partnership interests accounted for utilizing the equity method of accounting is reported in realized capital gains and losses.

     Gross gains of $579 million, $131 million and $102 million and gross losses of $380 million, $186 million and $231 million were realized on sales of fixed income securities during 2008, 2007 and 2006, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                       GROSS UNREALIZED
                                                         FAIR       ------------------------    UNREALIZED NET
($ IN MILLIONS)                                          VALUE        GAINS        LOSSES        GAINS (LOSSES)
                                                       -----------  -----------  -----------   ------------------
AT DECEMBER 31, 2008
Fixed income securities                               $    42,446  $     1,921  $   (8,611)   $          (6,690)
Equity securities                                              82            1         (25)                 (24)
Short-term investments                                      3,858            4          (1)                   3
Derivative instruments (1)                                     16           23          (9)                  14
                                                                                               ------------------
  Unrealized net capital gains and losses, pre-tax                                                       (6,697)

Amounts recognized for:
  Insurance reserves (2)                                                                                   (378)
  DAC and DSI (3)                                                                                         3,493
                                                                                               ------------------
    Amounts recognized                                                                                    3,115
Deferred income taxes                                                                                     1,245
                                                                                               ------------------
Unrealized net capital gains and losses, after-tax                                            $          (2,337)
                                                                                               ==================

----------
(1) Included in the fair value of derivative securities are $4 million classified as assets and $(12) million classified as liabilities.

(2) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3) The DAC and DSI adjustment represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

                                                                       GROSS UNREALIZED
                                                         FAIR       ------------------------    UNREALIZED NET
($ IN MILLIONS)                                          VALUE        GAINS        LOSSES        GAINS (LOSSES)
                                                       -----------  -----------  -----------   ------------------
AT DECEMBER 31, 2007
Fixed income securities                               $   58,469   $     2,260  $   (1,811)   $             449
Equity securities                                            102             5          (5)                  --
Derivative instruments (1)                                   (32)           --         (32)                 (32)
                                                                                               ------------------
   Unrealized net capital gains and losses, pre-tax                                                         417

Amounts recognized for:
   Insurance reserves                                                                                    (1,059)
   DAC and DSI                                                                                              513
                                                                                               ------------------
     Amounts recognized                                                                                    (546)
Deferred income taxes                                                                                        45
                                                                                               ------------------
Unrealized net capital gains and losses, after-tax                                            $             (84)
                                                                                               ==================

----------
(1) Included in the fair value of derivative securities are $(9) million classified as assets and $23 million classified as liabilities.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:


        ($ IN MILLIONS)                                   2008          2007        2006
                                                       -----------  -----------  -----------
        Fixed income securities                       $   (7,139)  $   (1,139)  $     (672)
        Equity securities                                    (24)         (11)           6
        Short-term investments                                 3           --           --
        Derivative instruments                                46          (16)         (10)
                                                       -----------  -----------  -----------
          Total                                           (7,114)      (1,166)        (676)

        Amounts recognized for:
          Insurance reserves                                 681           70          214
          DAC and DSI                                      2,980          467           58
                                                       -----------  -----------  -----------
           Increase in amounts recognized                  3,661          537          272
        Deferred income taxes                              1,200          220          141
                                                       -----------  -----------  -----------
        Change in unrealized net capital gains
          and losses                                  $   (2,253)  $     (409)  $     (263)
                                                       ===========  ===========  ===========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities, or cost for equity securities; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.


($ IN MILLIONS)                                   LESS THAN 12 MONTHS                  12 MONTHS OR MORE
                                          ---------------------------------  ------------------------------------    TOTAL
                                           NUMBER       FAIR    UNREALIZED    NUMBER        FAIR      UNREALIZED   UNREALIZED
                                          OF ISSUES    VALUE      LOSSES     OF ISSUES      VALUE       LOSSES       LOSSES
                                          ---------   --------  -----------  ----------  -----------  -----------  -----------
AT DECEMBER 31, 2008
Fixed income securities
 Municipal                                     400   $  2,460  $     (653)          26  $       199  $      (43)  $     (696)
 Corporate                                   1,282     12,781      (1,779)         446        4,344      (1,776)      (3,555)
 Foreign government                             43        304         (53)           2           13         (12)         (65)
 MBS                                           129        724        (142)          57          233        (121)        (263)
 CMBS                                          289      2,646        (786)         176          901      (1,206)      (1,992)
 ABS                                           141        778        (251)         335        1,666      (1,783)      (2,034)
 Redeemable preferred stock                      3          9          (6)          --           --          --           (6)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income securities             2,287     19,702      (3,670)       1,042        7,356      (4,941)      (8,611)

Equity securities                               39         55         (25)          --           --          --          (25)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income and equity
     securities                              2,326   $ 19,757  $   (3,695)       1,042  $     7,356  $   (4,941)  $   (8,636)
                                          =========   ========   ==========   =========   ==========   ==========   ==========
Investment grade fixed income securities     2,104   $ 18,791  $   (3,343)         906  $     6,757  $   (4,481)  $   (7,824)
Below investment grade fixed income
     securities                                183        911        (327)         136          599        (460)        (787)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income securities             2,287   $ 19,702  $   (3,670)       1,042  $     7,356  $   (4,941)  $   (8,611)
                                          =========   ========   ==========   =========   ==========   ==========   ==========
AT DECEMBER 31, 2007
Fixed income securities
 Municipal                                     132   $    826  $      (30)          24  $       134  $       (9)  $      (39)
 Corporate                                     812      9,437        (474)         322        3,744        (172)        (646)
 Foreign government                             19        167          (3)           1            1          --           (3)
 MBS                                           122      1,145         (31)         433          686         (15)         (46)
 CMBS                                          306      3,074        (345)         133        1,137         (41)        (386)
 ABS                                           438      4,307        (648)          60          510         (42)        (690)
 Redeemable preferred stock                      1         13          (1)          --           --          --           (1)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income securities             1,830     18,969      (1,532)         973        6,212        (279)      (1,811)

Equity securities                                9         64          (5)          --           --          --           (5)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income and equity
     securities                              1,839   $ 19,033  $   (1,537)         973  $     6,212  $     (279)  $   (1,816)
                                          =========   ========   ==========   =========   ==========   ==========   ==========
Investment grade fixed income securities     1,629   $ 17,675  $   (1,396)         929  $     5,882  $     (247)  $   (1,643)
Below investment grade fixed income
  securities                                   201      1,294        (136)          44          330         (32)        (168)
                                          ---------   --------   ----------   ---------   ----------   ----------   ----------
   Total fixed income securities             1,830   $ 18,969  $   (1,532)         973  $     6,212  $     (279)  $   (1,811)
                                          =========   ========   ==========   =========   ==========   ==========   ==========

     As of December 31, 2008, $1.71 billion of unrealized losses are related to securities with an unrealized loss position less than 20% of cost or amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $1.71 billion, $1.63 billion are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion, or a rating of aaa, aa, a or bbb from A.M. Best; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

     As of December 31, 2008, the remaining $6.93 billion of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of cost or amortized cost. Of the $6.93 billion, $705 million are related to below investment grade fixed income securities and $22 million are related to equity securities. Of these

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

amounts, $13 million of the below investment grade fixed income securities had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2008. Unrealized losses on below investment grade securities are principally related to rising interest rates or changes in credit spreads. Unrealized losses on equity securities are primarily related to equity market fluctuations. The Company expects eventual recovery of these securities. Every security was included in our portfolio monitoring process.

     The securities comprising the $6.93 billion of unrealized losses were evaluated based on factors such as the financial condition and near-term and long-term prospects of the issuer and were determined to have adequate resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations, collateral or the position of a subsidiary with respect to its parent's bankruptcy.

     Unrealized losses on mortgage-backed, asset-backed and commercial mortgage-backed holdings were evaluated based on credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. The unrealized losses on municipal bonds and asset-backed securities that had credit enhancements from bond insurers were evaluated on the quality of the underlying security. These investments were determined to have adequate resources to fulfill contractual obligations.

     As of December 31, 2008, the Company had the intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover.

LIMITED PARTNERSHIP IMPAIRMENT

     As of December 31, 2008 and 2007, equity method limited partnership interests totaled $627 million and $485 million, respectively. The Company recognizes a loss in value for equity method investments when evidence demonstrates that it is other-than-temporarily impaired. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment. In 2008 and 2007, the Company had write-downs of $13 million and $9 million, respectively, related to equity method limited partnership interests. No write-downs were recognized in 2006.

     As of December 31, 2008 and 2007, the carrying value for cost method limited partnership interests was $560 million and $509 million, respectively, which primarily included limited partnership interests in fund investments. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other recent adverse events since the last financial statements received that might affect the fair value of the investee's capital. Additionally, the Company uses a screening process to identify those investments whose net asset value is below established thresholds for certain periods of time, and investments that are performing below expectations for consideration for inclusion on its watch-list. In 2008, 2007 and 2006 the Company had write-downs of $53 million, $0.3 million and $0.1 million, respectively, related to cost method investments that were other-than-temporarily impaired.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The net carrying value of impaired loans at December 31, 2008 and 2007 was $159 million and $2 million, respectively. Valuation allowances of $3 million were held at December 31, 2008 reflecting a charge to operations related to impaired mortgage loans. No valuation allowances were held at December 31, 2007 because the fair value of the collateral was greater than the recorded investment in the loans, and no valuation allowances were charged to operations during the years 2007 or 2006. Realized capital losses due to changes in intent to hold mortgage loans to maturity totaled $73 million and $28 million for the years ended December 31, 2008 and 2007, respectively.

     Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise cash basis is used. The Company recognized interest income on impaired loans of $6 million, $0.2 million and $0.4 million during 2008, 2007 and 2006, respectively. The average balance of impaired loans was $43 million, $3 million and $5 million in 2008, 2007 and 2006, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represents more than 5% of the portfolio at December 31.

        (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)         2008           2007
                                                             ----------     ---------
        California                                                18.3 %        19.7 %
        Delaware                                                   9.3           8.1
        Texas                                                      8.9           9.0
        New York                                                   8.9           9.5
        New Jersey                                                 7.2           7.1
        Virginia                                                   6.0           4.7
        Oregon                                                     5.3           5.2

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5% of the portfolio at December 31.

      (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)       2008          2007
                                                             ----------     ----------
      California                                                  21.0 %         22.7 %
      Illinois                                                     9.0            8.7
      Texas                                                        7.0            7.3
      Pennsylvania                                                 6.2            5.5
      New Jersey                                                   6.1            5.5
      New York                                                     5.8            5.7

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

      (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)       2008           2007
                                                             ----------     ---------
      Office buildings                                            32.5 %        35.3 %
      Retail                                                      24.5          23.1
      Warehouse                                                   22.6          21.3
      Apartment complex                                           15.5          15.8
      Other                                                        4.9           4.5
                                                             ----------     ---------
           Total                                                 100.0 %       100.0 %
                                                             ==========     =========

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2008 for loans that were not in foreclosure are as follows:

                                                 NUMBER        CARRYING
                          ($ IN MILLIONS)       OF LOANS        VALUE         PERCENT
                                              ------------   ------------   ----------
                          2009                         81   $        746          7.5 %
                          2010                         94          1,182         11.8
                          2011                        106          1,434         14.3
                          2012                        106          1,321         13.2
                          2013                         82            780          7.8
                          Thereafter                  445          4,549         45.4
                                              ------------   ------------   ----------
                            Total                     914   $     10,012        100.0 %
                                              ============   ============   ==========

     In 2008, $423 million of commercial mortgage loans were contractually due. Of these, 79% were paid as due, 2% were refinanced at prevailing market terms and 18% were extended generally for less than one year. 1% was in the process of foreclosure, and none were foreclosed or in the process of refinancing or restructuring discussions.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONCENTRATION OF CREDIT RISK

     At December 31, 2008, other than U.S. government and agencies, the Company's exposure to credit concentration risk to a single issuer and its affiliaties of greater than 10% of shareholder's equity includes the following:


          ($ IN MILLIONS)                                                 PERCENTAGE OF         PERCENTAGE OF
                                                         CARRYING         STOCKHOLDER'S             TOTAL
                                                           VALUE              EQUITY             INVESTMENTS
                                                      ---------------   ------------------   -------------------
          Federal Home Loan Mortgage Corporation
            ("Freddie Mac")
               Fixed income securities               $           61
               Mortgage loans                                    30
               Short-term investments                           199
                                                      ---------------
                 Total Freddie Mac                   $          290             13.1%                  0.5%
                                                      ===============

          Bank of America Corporation
               Fixed income securities               $          283
               Equity securities                                  7
               Derivative instruments                            (2)
                                                      ---------------
                 Total Bank of America
                   Corporation                       $          288             13.0                   0.5
                                                      ===============

          Federal National Mortgage Association
             ("Fannie Mae")
               Fixed income securities               $          267
                                                      ---------------
                 Total Fannie Mae                    $          267             12.1                   0.4
                                                      ===============

          Wells Fargo & Company
               Fixed income securities               $          227
               Derivative instruments                            (1)
                                                      ---------------
                 Total Wells Fargo & Company         $          226             10.2                   0.4
                                                      ===============

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. At December 31, 2008 and 2007, fixed income and equity securities with a carrying value of $307 million and $1.70 billion, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $34 million, $11 million and $5 million, for the years ended December 31, 2008, 2007 and 2006, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $1.73 billion and $2.66 billion at December 31, 2008 and 2007, respectively.

     At December 31, 2008, fixed income securities with a carrying value of $66 million were on deposit with regulatory authorities as required by law.

     At December 31, 2008, the carrying value of fixed income securities that were non-income producing was $4 million. No other investments were non-income producing at December 31, 2008.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:



                                       QUOTED PRICES     SIGNIFICANT
                                         IN ACTIVE         OTHER         SIGNIFICANT
                                        MARKETS FOR      OBSERVABLE      UNOBSERVABLE                        BALANCE AS OF
                                     IDENTICAL ASSETS      INPUTS           INPUTS       OTHER VALUATIONS     DECEMBER 31,
($ IN MILLIONS)                         (LEVEL 1)         (LEVEL 2)       (LEVEL 3)         AND NETTING          2008
                                     -----------------  -------------  ----------------  -----------------  ----------------
FINANCIAL ASSETS:
Fixed income securities             $            276   $     28,037   $        14,133                      $        42,446
Equity securities                                  1             54                27                                   82
Short-term investments                           342          3,516                --                                3,858
Other investments:
    Free-standing derivatives                     --            605                13                                  618
                                     -----------------  -------------  ----------------                     ----------------
      TOTAL RECURRING BASIS ASSETS               619         32,212            14,173                               47,004
Non-recurring basis                               --             --               244                                  244
Valued at cost, amortized cost or
   using the equity method                                                              $         13,004            13,004
Counterparty and cash collateral
   netting (1)                                                                                      (480)             (480)
                                     -----------------  -------------  ----------------  -----------------  ----------------
TOTAL INVESTMENTS                                619         32,212            14,417             12,524            59,772
                                     -----------------  -------------  ----------------  -----------------  ----------------
Separate account assets                        8,239             --                --                 --             8,239
Other assets                                      (1)            --                 1                 --                --
                                     -----------------  -------------  ----------------  -----------------  ----------------
TOTAL FINANCIAL ASSETS              $          8,857   $     32,212   $        14,418   $         12,524   $        68,011
                                     =================  =============  ================  =================  ================
% of Total financial assets                     13.0%          47.4%             21.2%              18.4%            100.0%

FINANCIAL LIABILITIES:
Contractholder funds:
   Derivatives embedded in
      annuity contracts             $             --   $        (37)  $          (265)                     $          (302)
Other liabilities:
   Free-standing derivatives                      --         (1,118)             (106)                              (1,224)
Non-recurring basis                               --             --                --                                   --
Counterparty and cash collateral
    netting (1)                                                                         $            460               460
                                     -----------------  -------------  ----------------  -----------------  ----------------
TOTAL FINANCIAL LIABILITIES         $             --   $     (1,155)  $          (371)  $            460   $        (1,066)
                                     =================  =============  ================  =================  ================
% of Total financial liabilities                  --%         108.4%             34.8%            (43.2)%            100.0%

----------
(1) In accordance with FSP FIN 39-1, the Company nets all fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral executed with the same counterparty under a master netting agreement. At December 31, 2008, the right to reclaim cash collateral was offset by securities held, and the obligation to return collateral was $20 million.

     As required by SFAS No. 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3). Gains and losses for such assets and liabilities categorized within Level 3 may include changes in fair value that are attributable to both observable inputs (Level 1 and Level 2) and unobservable inputs (Level 3). Net transfers in and/or out of Level 3 are reported as having occurred at the beginning of the quarter the transfer occurred; therefore, for all transfers into Level 3, all realized and unrealized gains and losses in the quarter of transfer are reflected in the table below. Further, it should be noted that the following table does not take into consideration the effect of offsetting Level 1 and Level 2 financial instruments entered into that economically hedge certain exposures to the Level 3 positions.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 financial assets and financial liabilities held at fair value on a recurring basis at December 31, 2008.

                                                 TOTAL REALIZED AND UNREALIZED
                                                   GAINS (LOSSES) INCLUDED IN:
                                                 ------------------------------
                                                                    OCI ON
                                                                  STATEMENT OF     PURCHASES, SALES,
                               BALANCE AS OF         NET           FINANCIAL        ISSUANCES AND
($ IN MILLIONS)               JANUARY 1, 2008     INCOME (1)       POSITION        SETTLEMENTS, NET
                              ----------------   ------------    -------------    ------------------
FINANCIAL ASSETS
Fixed income securities      $         18,830   $     (1,617)   $      (3,029)   $           (2,322)
Equity securities                          61             (3)             (12)                   20
Other investments:
Free-standing derivatives,
  net                                      (6)          (125)              --                    38
                              ----------------   ------------    -------------    ------------------
TOTAL INVESTMENTS                      18,885         (1,745)          (3,041)               (2,264)
Other assets                                2             (1)              --                    --
                              ----------------   ------------    -------------    ------------------
TOTAL RECURRING LEVEL 3
  FINANCIAL ASSETS           $         18,887   $     (1,746)   $      (3,041)   $           (2,264)
                              ================   ============    =============    ==================
FINANCIAL LIABILITIES
Contractholder funds:
Derivatives embedded in
  annuity contracts          $              4   $       (270)   $          --    $                1
                              ----------------   ------------    -------------    ------------------
TOTAL RECURRING LEVEL 3
  FINANCIAL LIABILITIES      $              4   $       (270)   $          --    $                1
                              ================   ============    =============    ==================

                                                                         TOTAL
                                                                     GAINS (LOSSES)
                                                                      INCLUDED IN
                                    NET                             NET INCOME FOR
                               TRANSFERS IN                           INSTRUMENTS
                                  AND/OR        BALANCE AS OF        STILL HELD AT
                                 (OUT) OF        DECEMBER 31,         DECEMBER 31,
($ IN MILLIONS)                  LEVEL 3            2008                2008 (4)
                              --------------   ---------------     -----------------
FINANCIAL ASSETS
Fixed income securities      $        2,271   $        14,133     $          (1,340)
Equity securities                       (39)               27                    (3)
Other investments:
Free-standing derivatives,
  net                                    --               (93) (2)              (37)
                              --------------   ---------------     -----------------
TOTAL INVESTMENTS                     2,232            14,067  (3)           (1,380)
Other assets                             --                 1                    (1)
                              --------------   ---------------     -----------------
TOTAL RECURRING LEVEL 3
  FINANCIAL ASSETS           $        2,232   $        14,068     $          (1,381)
                              ==============   ===============     =================
FINANCIAL LIABILITIES
Contractholder funds:
Derivatives embedded in
  annuity contracts          $           --   $          (265)    $            (270)
                              --------------   ---------------     -----------------
TOTAL RECURRING LEVEL 3
  FINANCIAL LIABILITIES      $           --   $          (265)    $            (270)
                              ==============   ===============     =================

----------
(1) The effect to net income of financial assets and financial liabilities totals $(2.02) billion and is reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(1.83) billion in realized capital gains and losses; $91 million in net investment income; $(6) million in interest credited to contractholder funds; and $(270) million in contract benefits.

(2) Comprises $13 million of financial assets and $(106) million of financial liabilities.

(3) Comprises $14.17 billion of investments and $(106) million of free-standing derivatives included in financial liabilities.

(4) The amounts represent gains and losses included in net income for the period of time that the financial asset or financial liability was determined to be in Level 3. These gains and losses total $(1.65) billion and are reported in the Consolidated Statements of Operations and Comprehensive Income as follows: $(1.45) billion in realized capital gains and losses; $75 million in net investment income; $(1) million in interest credited to contractholder funds and $(270) million in contract benefits.

     Presented below are the fair value estimates of financial instruments including those reported at fair value and discussed above and those reported using other methods for which a description of the method to determine fair value appears below the following tables.

FINANCIAL ASSETS

                                                         DECEMBER 31, 2008         DECEMBER 31, 2007
                                                     -----------------------   -----------------------
                                                      CARRYING       FAIR       CARRYING       FAIR
       ($ IN MILLIONS)                                  VALUE        VALUE        VALUE       VALUE
                                                     ----------   ----------   ----------   ----------
       Fixed income securities (1)                  $   42,446   $   42,446   $   58,469   $   58,469
       Equity securities (1)                                82           82          102          102
       Mortgage loans                                   10,012        8,700        9,901        9,804
       Limited partnership interests - cost basis          560          541          509          525
       Short-term investments (1)                        3,858        3,858          386          386
       Bank loans                                          981          675        1,128        1,085
       Free-standing derivatives (1)                       138          138          457          457
       Intercompany notes                                  250          185          200          186
       Separate accounts (1)                             8,239        8,239       14,929       14,929

----------
       (1) Carried at fair value in the Consolidated Statements of Financial Position.

     The fair value of mortgage loans is based on discounted contractual cash flows. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of limited partnership interests accounted for on the cost basis is determined using reported net asset values of the underlying funds. The fair value of bank loans, which are

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

reported in other investments on the Consolidated Statements of Financial Position, are valued based on broker quotes from brokers familiar with the loans. The fair value of intercompany notes is based on discounted cash flow calculations using current interest rates for instruments with comparable terms.

FINANCIAL LIABILITIES

                                                          DECEMBER 31, 2008         DECEMBER 31, 2007
                                                      -----------------------   -----------------------
                                                       CARRYING      FAIR        CARRYING     FAIR
  ($ IN MILLIONS)                                        VALUE       VALUE         VALUE      VALUE
                                                      ----------   ----------   ----------  -----------
  Contractholder funds on investment contracts (2)   $   45,989   $   42,484   $   50,445   $   49,117
  Surplus notes due to related parties                      650          566          200          189
  Liability for collateral (1)                              340          340        1,817        1,817
  Free-standing derivatives (1)                             744          744          292          292

----------
  (1)  Carried at fair value in the Consolidated Statements of Financial
       Position.

  (2) As of December 31, 2008 and 2007, contractholder funds on investment contracts exclude contractholder funds related to interest-sensitive life insurance, variable annuities and variable life insurance totaling $10.79 billion and $10.02 billion, respectively.

     Beginning in 2008, the fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies and fixed rate funding agreements are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. In 2007, the fair value of investment contracts was based on the terms of the underlying contracts. Fixed annuities were valued at the account balance less surrender charges. Immediate annuities without life contingencies and fixed rate funding agreements were valued at the present value of future benefits using current interest rates. The fair value of variable rate funding agreements approximated the carrying value. Market value adjusted annuities' fair value was estimated to be the market adjusted surrender value. Equity-indexed annuity contracts' fair value approximated the carrying value since the embedded equity options are carried at fair value.

     The fair value of surplus notes due to related parties is based on discounted cash flow calculations using current interest rates for instruments with comparable terms and considers the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivatives for risk reduction and asset replication. In addition, the Company has derivatives embedded in financial instruments, which are required to be separated and accounted for as derivative instruments. With the exception of derivatives used for asset replication and embedded derivatives which are required to be separated, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting or non-hedge derivative financial instruments on at least a quarterly basis (see
Note 2). The Company does not use derivatives for trading purposes. Non-hedge accounting is used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements prescribed in SFAS No. 133 to permit the application of SFAS No. 133's hedge accounting model. The principal benefit of a "portfolio" level strategy is in its cost savings through its ability to use fewer derivatives with larger notional amounts.

     The Company uses derivatives to partially mitigate potential adverse impacts from future increases in credit spreads. Credit default swaps are used to mitigate the credit spread risk within the Company's fixed income portfolio.

     Asset-liability management is a risk management strategy that is principally employed to align the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps, caps and floors are acquired to change the interest rate characteristics of existing assets and liabilities to ensure a properly matched relationship is maintained within specific ranges and to reduce exposure to rising or falling interest rates. The Company uses financial futures to hedge anticipated asset purchases and liability issuances and financial futures and options for hedging the Company's equity exposure contained in equity indexed annuity product contracts that offer equity returns to contractholders. In addition, the Company also uses interest rate swaps to hedge interest rate risk inherent

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

in funding agreements and foreign currency swaps primarily to reduce the foreign currency risk associated with issuing foreign currency denominated funding agreements.

     Asset replication refers to the "synthetic" creation of an asset through the use of a credit derivative and a high quality cash instrument to replicate fixed income securities that are either unavailable in the cash bond market or more economical to acquire in synthetic form. The Company replicates fixed income securities using a combination of a credit default swap and one or more highly rated fixed income securities to synthetically replicate the economic characteristics of one or more cash market securities.

     The Company has derivatives that are embedded in non-derivative "host" contracts. The Company's primary embedded derivatives are conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock; equity options in annuity product contracts, which provide equity returns to contractholders; and equity-indexed notes containing equity call options, which provide a coupon payout based upon one or more equity-based indices.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. However, the notional amounts specified in credit default swaps represent the maximum amount of potential loss, assuming no recoveries.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. The fair value valuation techniques are described in Note 2. For certain exchange traded derivatives, the exchange requires margin deposits as well as daily cash settlements of margin accounts. As of December 31, 2008, the Company pledged $28 million of securities in the form of margin deposits.

     Carrying value amounts include the fair value of the derivatives, including the embedded derivatives, and exclude the accrued periodic settlements which are short term in nature and are reported in accrued investment income or other invested assets. The carrying value amounts for free-standing derivatives have been further adjusted for the effects, if any, of legally enforceable master netting agreements.

     Derivative instruments are recorded at fair value and presented in the Consolidated Statements of Financial Position as of December 31, as follows:

                                                                     CARRYING VALUE
                                                    --------------------------------------------------
                                                            ASSETS                (LIABILITIES)
                                                    -----------------------   ------------------------
          ($ IN MILLIONS)                              2008         2007         2008         2007
                                                    ----------   ----------   ----------    ----------
          Fixed income securities                  $      222   $      612   $       --    $       --
          Other investments                               138          444           --            --
          Other assets                                      3            2           --            --
          Contractholder funds                             --           --         (302)         (119)
          Other liabilities and accrued expenses           --           --         (744)         (292)
                                                    ----------   ----------   ----------    ----------
            Total                                  $      363   $    1,058   $   (1,046)   $     (411)
                                                    ==========   ==========   ==========    ==========

     For cash flow hedges, unrealized net pre-tax losses included in accumulated other comprehensive income were $16 million and $(32) million at December 31, 2008 and 2007, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $48 million, $(16) million and $(10) million in 2008, 2007 and 2006, respectively. Amortization of net gains from accumulated other comprehensive income related to cash flow hedges is expected to be $(1) million in 2009.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2008.

                                                                                               CARRYING VALUE
                                                         NOTIONAL         FAIR         ------------------------------
($ IN MILLIONS)                                           AMOUNT          VALUE            ASSETS       (LIABILITIES)
                                                     --------------  --------------   --------------   --------------
INTEREST RATE CONTRACTS
   Interest rate swap agreements                     $      10,354   $        (799)   $          22    $        (821)
   Financial futures contracts and options                   4,359              (1)              --               (1)
   Interest rate cap and floor agreements                    5,688             (35)               2              (37)
                                                     --------------  --------------   --------------   --------------
      Total interest rate contracts                         20,401            (835)              24             (859)

EQUITY AND INDEX CONTRACTS
   Options, financial futures, and warrants                  5,056              49               97              (48)

FOREIGN CURRENCY CONTRACTS
   Foreign currency swap agreements                          1,233             222                9              213
   Foreign currency forwards and options                        10              --               --               --
                                                     --------------  --------------   --------------   --------------
      Total foreign currency contracts                       1,243             222                9              213

CREDIT DEFAULT SWAPS USED FOR ASSET REPLICATION
   Credit default swaps - selling protection                   517             (73)              (1)             (72)

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Guaranteed accumulation benefits                            985            (147)              --             (147)
   Guaranteed withdrawal benefits                              744            (119)              --             (119)
   Conversion options in fixed income securities               378              90               90               --
   Equity-indexed call options in fixed income
     securities                                                800             132              132               --
   Equity-indexed call options in fixed income
     securities                                              4,150             (37)              --              (37)
   Other embedded derivative financial instruments             135               1               --                1
                                                     --------------  --------------   --------------   --------------
      Total embedded derivative financial                    7,192             (80)             222             (302)
      instruments

OTHER DERIVATIVE FINANCIAL INSTRUMENTS
   Credit default swaps - buying protection                  1,145              31                9               22
   Other                                                        81               3                3               --
                                                     --------------  --------------   --------------   --------------
     Total other derivative instruments                      1,226              34               12               22
                                                     --------------  --------------   --------------   --------------
TOTAL DERIVATIVE FINANCIAL INSTRUMENTS               $      35,635   $        (683)   $         363    $      (1,046)
                                                     ==============  ==============   ==============   ==============

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2007:

                                                                                                         CARRYING VALUE
                                                                   NOTIONAL         FAIR         ------------------------------
($ IN MILLIONS)                                                     AMOUNT          VALUE            ASSETS       (LIABILITIES)
                                                                -------------   -------------    -------------    -------------
INTEREST RATE CONTRACTS
   Interest rate swap agreements                                 $    14,886     $      (297)     $      (117)     $      (180)
   Financial futures contracts and options                               710               2                2               --
   Interest rate cap and floor agreements                             13,760               5                5               --
                                                                -------------   -------------    -------------    -------------
   Total interest rate contracts                                      29,356            (290)            (110)            (180)

EQUITY AND INDEX CONTRACTS
   Options, financial futures, and warrants                            6,057             106              176              (70)

FOREIGN CURRENCY CONTRACTS
   Foreign currency swap agreements                                    1,493             361              388              (27)

CREDIT DEFAULT SWAPS USED FOR ASSET REPLICATION
   Credit default swaps - selling protection                             631             (23)             (10)             (13)

EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Guaranteed accumulation benefits                                    1,592              --               --               --
   Guaranteed withdrawal benefits                                      1,216              --               --               --
   Conversion options in fixed income securities                         559             190              190               --
   Equity-indexed call options in fixed income securities                800             422              422               --
   Equity-indexed and forward starting options in life
     and annuity product contracts                                     3,934            (123)              --             (123)
   Other embedded derivative financial instruments                       154               2               --                2
                                                                -------------   -------------    -------------    -------------
     Total embedded derivative financial instruments                   8,255             491              612             (121)

OTHER DERIVATIVE FINANCIAL INSTRUMENTS
   Other                                                                  87               2                2               --
                                                                -------------   -------------    -------------    -------------
     Total other derivative financial instruments                         87               2                2               --
                                                                -------------   -------------    -------------    -------------

TOTAL DERIVATIVE FINANCIAL INSTRUMENTS                           $    45,879     $       647      $     1,058      $      (411)
                                                                =============   =============    =============    =============

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company uses master netting agreements for over-the-counter derivative transactions, including interest rate swap, foreign currency swap, interest rate cap, interest rate floor, credit default swap, forward and certain option agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2008, counterparties pledged $20 million in cash collateral to the Company, and the Company pledged $544 million in securities to counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives including futures and certain option contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk associated with transactions executed on organized exchanges.

     Credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of free-standing derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31, as it relates to interest rate swap, foreign currency swap, interest rate cap, interest rate floor, credit default swap and certain option agreements.

($ IN MILLIONS)                         2008                                                   2007
                ----------------------------------------------------  -------------------------------------------------------
                Number of                               Exposure,      Number of                                Exposure,
                 Counter-    Notional     Credit          net of        Counter-      Notional     Credit         net of
 RATING (1)      parties      amount    exposure (2)  collateral (2)    parties        amount   exposure (2)   collateral (2)
------------    ----------  ----------  ------------- --------------  ------------   ---------  ------------  ---------------
   AAA                  1    $     84     $       --     $       --             1     $   228    $       --    $         --

   AA+                 --          --             --             --             1       2,016             3               3
   AA                  --          --             --             --             7      11,652            65               8
   AA-                  3       6,539              5              5             4       5,532            11               1
   A+                   5       6,195              8              8             3      11,398           187              --
   A                    4       6,001             35             15            --          --            --              --
   A-                   1         216             25             25            --          --            --              --
                ----------  ----------   ------------  -------------  ------------   ---------  ------------  ---------------
   Total               14    $ 19,035     $       73     $       53            16     $30,826    $      266    $          12
                ==========  ==========   ============  =============  ============   =========  ============  ===============

----------
(1)  Rating is the lower of S&P's or Moody's ratings.
(2) Only over-the-counter derivatives with a net positive fair value are included for each counterparty.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

CREDIT DERIVATIVES - SELLING PROTECTION

     Credit default swaps ("CDS") are utilized for selling credit protection against a specified credit event. A credit default swap is a derivative instrument, representing an agreement between two parties to exchange the credit risk of a specified entity (or a group of entities), or an index based on the credit risk of a group of entities (all commonly referred to as the "reference entity" or a portfolio of "reference entities"), for a periodic premium. In selling protection, CDS are used to replicate fixed income securities and to complement the cash market when credit exposure to certain issuers is not available or when the derivative alternative is less expensive than the cash market alternative. Credit risk includes both default risk and market value exposure due to spread widening. CDS typically have a five-year term.

     The following table shows the CDS notional amounts by credit rating and fair value of protection sold as of December 31, 2008:

                                                NOTIONAL AMOUNT
                                      CREDIT RATING UNDERLYING NOTIONAL
                             ---------------------------------------------------
                                                                    BB AND              FAIR
($ IN MILLIONS)                AAA       AA        A       BBB      LOWER    TOTAL      VALUE
                             ------    ------   ------    ------    ------   ------    -------
SINGLE NAME
   Investment grade
      corporate debt        $   10    $   --   $  115    $   91     $  --   $  216    $  (10)
   High yield debt              --        --       --        --         6        6        (3)
   Municipal                    --        25       --        --        --       25       (11)
   Sovereign                    --        --       --        20         5       25        (1)
                             ------    ------   ------    ------    ------   ------    -------
      Subtotal                  10        25      115       111        11      272       (25)
FIRST-TO-DEFAULT
   Investment grade
      corporate debt            --        --       30        60        --       90        (5)
   Municipal                    --       120       35        --        --      155       (43)
                             ------    ------   ------    ------    ------   ------    -------
      Subtotal                  --       120       65        60        --      245       (48)
                             ------    ------   ------    ------    ------   ------    -------
TOTAL                       $   10    $  145   $  180    $  171     $  11   $  517    $  (73)
                             ======    ======   ======    ======    ======   ======    =======

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In selling protection with CDS, the Company sells credit protection on an identified single name, a basket of names in a first-to-default ("FTD") structure or credit derivative index ("CDX") that is generally investment grade, and in return receives periodic premiums through expiration or termination of the agreement. With single name CDS, this premium or credit spread generally corresponds to the difference between the yield on the referenced entity's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With FTD baskets, because of the additional credit risk inherent in a basket of named credits, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket and the correlation between the names. CDX index is utilized to take a position on multiple (generally 125) reference entities. Credit events are typically defined as bankruptcy, failure to pay, or restructuring, depending on the nature of the reference credit. If a credit event occurs, the Company settles with the counterparty, either through physical settlement or cash settlement. In a physical settlement, a reference asset is delivered by the buyer of protection to the Company, in exchange for cash payment at par, while in a cash settlement, the Company pays the difference between par and the prescribed value of the reference asset. When a credit event occurs in a single name or FTD basket (for FTD, the first credit event occurring for any one name in the basket), the contract terminates at time of settlement. For CDX index, the reference entity's name incurring the credit event is removed from the index while the contract continues until expiration. The maximum payout on a CDS is the contract notional amount. A physical settlement may afford the Company with recovery rights as the new owner of the asset.

     The Company monitors risk associated with credit derivatives through individual name credit limits at both a credit derivative and a combined cash instrument/credit derivative level. The ratings of individual names for which protection has been sold are also monitored.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS AND UNCONSOLIDATED INVESTMENTS IN VIES

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:

                                                        2008                          2007
                                              ---------------------------   ---------------------------
                                              CONTRACTUAL       FAIR        CONTRACTUAL       FAIR
($ IN MILLIONS)                                 AMOUNT          VALUE          AMOUNT         VALUE
                                              ------------   ------------   ------------   ------------
Commitments to invest in limited
    partnership interests                    $      1,075   $         --   $      1,198   $         --
Commitments to invest - other                           2             --             12             --
Commitments to extend mortgage loans                    3             --            326              3
Private placement commitments                          --             --             30             --

     In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

     In 2006, the Company participated in the establishment of an investment management variable interest entity ("VIE") that holds assets under the management of Allstate Investment Management Company, an unconsolidated affiliate of the Company, on behalf of unrelated third party investors. The VIE had assets primarily consisting of

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

investment securities and cash totaling $400 million and liabilities primarily consisting of long-term debt totaling $378 million at December 31, 2008. The Company does not consolidate the VIE because it is not the primary beneficiary. The Company's maximum loss exposure related to the VIE is the amortized cost of its investment, which was $7 million at December 31, 2008.

8.   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

       ($ IN MILLIONS)                                                 2008           2007
                                                                   ------------   -----------
       Immediate fixed annuities:
         Structured settlement annuities                          $      6,628   $     7,094
         Other immediate fixed annuities                                 2,101         2,253
       Traditional life insurance                                        2,538         2,397
       Other                                                               989           854
                                                                   ------------   -----------
           Total reserve for life-contingent contract benefits    $     12,256   $    12,598
                                                                   ============   ===========

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

                                                                                          INTEREST              ESTIMATION
             PRODUCT                                 MORTALITY                              RATE                  METHOD
---------------------------------- ------------------------------------------------ ------------------ ---------------------------
Structured settlement annuities    U.S. population with projected calendar year     Interest rate      Present value of
                                   improvements; mortality rates adjusted for each  assumptions range  contractually specified
                                   impaired life based on reduction in life         from 2.9% to 11.7% future benefits
                                   expectancy

Other immediate fixed annuities    1983 group annuity mortality table; 1983         Interest rate      Present value of expected
                                   individual annuity mortality table;  Annuity     assumptions range  future benefits based on
                                   2000 mortality table with internal modifications from 1.6% to 11.5% historical experience

Traditional life insurance         Actual company experience plus loading           Interest rate      Net level premium reserve
                                                                                    assumptions range  method using the Company's
                                                                                    from 4.0% to 11.3% withdrawal experience rates
 Other:
     Variable annuity guaranteed   100% of Annuity 2000 mortality table             Interest rate      Projected benefit ratio
       minimum death benefits (1)                                                   assumptions range  applied to cumulative
                                                                                    from 5.3% to 5.9%  assessments

     Accident and health           Actual company experience plus loading                              Unearned premium;
                                                                                                       additional contract
                                                                                                       reserves for traditional
                                                                                                       life insurance

----------
(1) In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $378 million and $1.06 billion is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2008 and 2007, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     At December 31, contractholder funds consist of the following:

        ($ IN MILLIONS)                                                        2008             2007
                                                                           -------------    -------------
        Interest-sensitive life insurance                                 $       9,308    $       8,896
        Investment contracts:
          Fixed annuities                                                        37,625           38,100
          Funding agreements backing medium-term notes                            9,314           13,375
          Other investment contracts                                                533               93
                                                                           -------------    -------------
            Total contractholder funds                                    $      56,780    $      60,464
                                                                           =============    =============

     The following table highlights the key contract provisions relating to contractholder funds:

              PRODUCT                          INTEREST RATE                       WITHDRAWAL/SURRENDER CHARGES
-----------------------------------  ----------------------------------- --------------------------------------------------
Interest-sensitive life insurance     Interest rates credited range       Either a percentage of account balance or
                                      from 2.0% to 6.0%                   dollar amount grading off generally over 20
                                                                          years

Fixed annuities                       Interest rates credited range       Either a declining or a level percentage charge
                                      from 1.3% to 11.5% for immediate    generally over nine years or less.
                                      annuities and 0% to 16.0% for       Additionally, approximately 28.4% of fixed
                                      other fixed annuities (which        annuities are subject to market value
                                      include equity-indexed annuities    adjustment for discretionary withdrawals
                                      whose returns are indexed to the
                                      S&P 500)

Funding agreements backing            Interest rates credited range       Not applicable
medium-term notes                     from 0.5% to 6.5% (excluding
                                      currency-swapped medium-term
                                      notes)

Other investment contracts:
Variable guaranteed minimum           Interest rates used in              Withdrawal and surrender charges are based on
    income, accumulation and          establishing reserves range from    the terms of the related interest-sensitive
    withdrawal benefits (1) and       1.8% to 10.3%                       life insurance or fixed annuity contract
    secondary guarantees on
    interest-sensitive life
    insurance and fixed annuities

----------
(1) In 2006, the Company disposed of substantially all of its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     Contractholder funds include funding agreements held by VIEs issuing medium-term notes. The VIEs are Allstate Life Funding, LLC, Allstate Financial Global Funding, LLC, Allstate Life Global Funding and Allstate Life Global Funding II, and their primary assets are funding agreements used exclusively to back medium-term note programs.

     Contractholder funds activity for the years ended December 31 is as follows:

       ($ IN MILLIONS)                                                 2008           2007
                                                                     -----------   -----------
       Balance, beginning of year                                  $    60,464   $    60,565
          Deposits                                                       9,286         7,960
          Interest credited                                              2,350         2,635
          Benefits                                                      (1,701)       (1,656)
          Surrenders and partial withdrawals                            (4,329)       (4,928)
          Maturities of institutional products                          (8,599)       (3,165)
          Net transfers from separate accounts                              19            13
          Contract charges                                                (819)         (751)
          Fair value hedge adjustments for institutional products          (56)           34
          Other adjustments                                                165          (243)
                                                                     -----------   -----------
       Balance, end of year                                        $    56,780   $    60,464
                                                                     ===========   ===========

     The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to reinsurance, including the Prudential Reinsurance Agreements as disclosed in
Note 3.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $7.07 billion and $13.32 billion of equity, fixed income and balanced mutual funds and $730 million and $661 million of money market mutual funds at December 31, 2008 and 2007, respectively.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

     ($ IN MILLIONS)                                                                    DECEMBER 31,
                                                                                 ---------------------------
                                                                                     2008             2007
                                                                                 ------------   ------------
     IN THE EVENT OF DEATH
        Separate account value                                                  $      7,802   $     13,939
        Net amount at risk (1)                                                  $      3,971   $        956
        Average attained age of contractholders                                     64 years       66 years

     AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
        Separate account value                                                  $      1,846   $      3,394
        Net amount at risk (2)                                                  $      1,459   $        144
        Weighted average waiting period until annuitization options available        4 years        3 years

     FOR CUMULATIVE PERIODIC WITHDRAWALS
        Separate account value                                                  $        718   $      1,218
        Net amount at risk (3)                                                  $        159   $          4

     ACCUMULATION AT SPECIFIED DATES
        Separate account value                                                  $        984   $      1,587
        Net amount at risk (4)                                                  $        223   $         --
        Weighted average waiting period until guarantee date                         9 years       10 years

----------
     (1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
     (2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
     (3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
     (4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

     The following table summarizes the liabilities for guarantees:

                                                                                      LIABILITY FOR
                                         LIABILITY FOR                                 GUARANTEES
                                           GUARANTEES           LIABILITY FOR          RELATED TO
                                        RELATED TO DEATH          GUARANTEES          ACCUMULATION
                                          BENEFITS AND            RELATED TO              AND
                                       INTEREST-SENSITIVE          INCOME              WITHDRAWAL
($ IN MILLIONS)                           LIFE PRODUCTS           BENEFITS              BENEFITS            TOTAL
                                      ---------------------   -------------------   ------------------   ------------
Balance at December 31, 2006 (1)     $                114    $               47    $              (8)   $       153
  Less reinsurance recoverables                        96                    23                   (8)           111
                                      ---------------------   -------------------   ------------------   ------------
Net balance at December 31, 2006                       18                    24                   --             42
Incurred guaranteed benefits                            7                    (5)                  --              2
Paid guarantee benefits                                (1)                   --                   --             (1)
                                      ---------------------   -------------------   ------------------   ------------
  Net change                                            6                    (5)                  --              1
Net balance at December 31, 2007                       24                    19                   --             43
  Plus reinsurance recoverables                       121                    26                   --            147
                                      ---------------------   -------------------   ------------------   ------------
Balance at December 31, 2007 (2)     $                145    $               45    $              --    $       190
                                      =====================   ===================   ==================   ============
  Less reinsurance recoverables                      (121)                  (26)                  --           (147)
Net balance at December 31, 2007                       24                    19                   --             43
Incurred guaranteed benefits                           11                    --                   --             11
Paid guarantee benefits                                (1)                   --                   --             (1)
                                      ---------------------   -------------------   ------------------   ------------
  Net change                                           10                    --                   --             10
Net balance at December 31, 2008                       34                    19                   --             53
  Plus reinsurance recoverables                        81                   200                  266            547
                                      ---------------------   -------------------   ------------------   ------------
Balance, December 31, 2008(3)        $                115    $              219    $             266    $       600
                                      =====================   ===================   ==================   ============

----------
     (1) Included in the total liability balance at December 31, 2006 are reserves for variable annuity death benefits of $89 million, variable annuity income benefits of $20 million, variable annuity accumulation benefits of $(7) million, variable annuity withdrawal benefits of $(1) million and other guarantees of $52 million.
     (2) Included in the total liability balance at December 31, 2007 are reserves for variable annuity death benefits of $111 million, variable annuity income benefits of $23 million, variable annuity accumulation benefits of $(0.4) million and other guarantees of $56 million.
     (3) Included in the total liability balance at December 31, 2008 are reserves for variable annuity death benefits of $67 million, variable annuity income benefits of $200 million, variable annuity accumulation benefits of $147 million, variable annuity withdrawal benefits of $119 million and other guarantees of $67 million.

9.   REINSURANCE

     The Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance, and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. The Company cedes 100% of the morbidity risk on substantially all of its long-term care contracts. The Company cedes specified percentages of the mortality risk on certain life policies, depending upon the issue date and product, to a pool of fourteen unaffiliated reinsurers. Beginning in July 2007, for new life insurance contracts, the Company ceded the mortality risk associated with coverage in excess of $3 million per life for contracts issued to individuals age 70 and over, and ceded the mortality risk associated with coverage in excess of $5 million per life for most other contracts. Also beginning in July 2007, for certain large contracts that meet specific criteria, the Company's retention limit was increased to $10 million per life. In the period prior to July 2007, but subsequent to August 1998, the Company ceded the mortality risk associated with coverage in excess of $2 million per life, except in 2006 in certain instances when specific criteria were met, it ceded the mortality risk associated with coverage in excess of $5 million per life. For business sold prior to October 1998, the Company ceded mortality risk in excess of specific amounts up to $1 million for individual life.

     In addition, the Company has used reinsurance to effect the acquisition or disposition of certain blocks of business. The Company had reinsurance recoverables of $1.57 billion and $1.26 billion at December 31, 2008 and 2007, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through Reinsurance Agreements (see Note 3). In 2008, premiums and contract charges of $238

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

million, contract benefits of $467 million, interest credited to contractholder funds of $36 million, and operating costs and expenses of $47 million were ceded to Prudential pursuant to the Reinsurance Agreements. In 2007, premiums and contract charges of $317 million, contract benefits of $59 million, interest credited to contractholder funds of $43 million, and operating costs and expenses of $72 million were ceded to Prudential pursuant to the Reinsurance Agreements. In 2006, premiums and contract charges of $170 million, contract benefits of $29 million, interest credited to contractholder funds of $35 million, and operating costs and expenses of $64 million were ceded to Prudential pursuant to the Reinsurance Agreements. In addition, as of December 31, 2008 and 2007, the Company had reinsurance recoverables of $181 million and $166 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance), and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.

     As of December 31, 2008, the gross life insurance in force was $528.22 billion of which $249.64 billion was ceded to unaffiliated reinsurers.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ IN MILLIONS)                                                     2008             2007           2006
                                                                -------------   -------------   -------------
PREMIUMS AND CONTRACT CHARGES
Direct                                                         $      2,275    $      2,342    $      2,326
Assumed
   Affiliate                                                             70              16              16
   Non-affiliate                                                         25              26              30
Ceded--non-affiliate                                                   (874)           (940)           (787)
                                                                -------------   -------------   -------------
     Premiums and contract charges, net of reinsurance         $      1,496    $      1,444    $      1,585
                                                                =============   =============   =============

     The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ IN MILLIONS)                                                     2008             2007           2006
                                                                -------------   -------------   -------------
CONTRACT BENEFITS
Direct                                                         $      2,428    $      1,973    $      1,886
Assumed
   Affiliate                                                             42              10              11
   Non-affiliate                                                         26              27              23
Ceded--non-affiliate                                                 (1,099)           (646)           (548)
                                                                -------------   -------------   -------------
     Contract benefits, net of reinsurance                     $      1,397    $      1,364    $      1,372
                                                                =============   =============   =============

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ IN MILLIONS)                                                     2008             2007           2006
                                                                -------------   -------------   -------------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                                         $      2,373    $      2,644    $      2,534
Assumed
   Affiliate                                                             11              13              24
   Non-affiliate                                                         15              18              26
Ceded--non-affiliate                                                    (43)            (47)            (41)
                                                                -------------   -------------   -------------
     Interest credited to contractholder funds, net of
        reinsurance                                            $      2,356    $      2,628    $      2,534
                                                                =============   =============   =============

Reinsurance recoverables at December 31 are summarized in the following table.

                                                     REINSURANCE RECOVERABLE ON
               ($ IN MILLIONS)                        PAID AND UNPAID BENEFITS
                                                    ---------------------------
                                                        2008           2007
                                                    ------------   ------------
               Annuities                           $      1,734   $      1,423
               Life insurance                             1,465          1,365
               Long-term care                               630            526
               Other                                         94             96
                                                    ------------   ------------
               Total                               $      3,923   $      3,410
                                                    ============   ============

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     At December 31, 2008 and 2007, approximately 93% and 88%, respectively, of the Company's reinsurance recoverables are due from companies rated A- or better by S&P.

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisition costs for the years ended December 31 are as follows:

($ IN MILLIONS)                                      2008            2007            2006
                                                 -------------   -------------   -------------
Balance, beginning of year                      $      3,905    $      3,485    $      3,948
Reinsurance assumed (1)                                   32              --              --
Impact of adoption of SOP 05-1 (2)                        --             (11)             --
Disposition of operation (3)                              --              --            (726)
Acquisition costs deferred                               596             547             742
Amortization charged to income                          (643)           (518)           (538)
Effect of unrealized gains and losses                  2,811             402              59
                                                 -------------   -------------   -------------
Balance, end of year                            $      6,701    $      3,905    $      3,485
                                                 =============   =============   =============

----------
(1) In 2008, DAC increased as a result of a reinsurance transaction with AHL (see Note 5).
(2) The adoption of SOP 05-1 resulted in an $11 million adjustment to unamortized DAC related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral (see Note 2).
(3) In 2006, DAC was reduced related to the disposition through reinsurance agreements of substantially all of the Company's variable annuity business (see Note 3).

     Net accretion of DAC amortization related to realized capital gains and losses was $515 million, $17 million and $50 million in 2008, 2007 and 2006, respectively.

     As disclosed in Note 3, DAC and DSI balances were reduced during 2006 related to the disposal through reinsurance agreements of substantially all of the variable annuity business.

     DSI activity, which primarily relates to fixed annuities, for the years ended December 31 was as follows:

     ($ IN MILLIONS)                                      2008            2007            2006
                                                      -------------   -------------   -------------
     Balance, beginning of year                      $        295    $        225    $        237
     Impact of adoption of SOP 05-1 (1)                        --              (2)             --
     Disposition of operation (2)                              --              --             (70)
     Sales inducements deferred                                47              64             105
     Amortization charged to income                           (53)            (57)            (48)
     Effect of unrealized gains and losses                    164              65               1
                                                      -------------   -------------   -------------
     Balance, end of year                            $        453    $        295    $        225
                                                      =============   =============   =============

----------
     (1) The adoption of SOP 05-1 resulted in a $2 million adjustment to unamortized DSI related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral (see
          Note 2).
     (2) In 2006, DSI was reduced related to the disposition through reinsurance agreements of substantially all of the Company's variable annuity business (see Note 3).

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue a guaranty fund assessment when the entity for which the insolvency relates has been declared financially insolvent by a court of competent jurisdiction and, in certain states, there is also a final order of liquidation, and the amount of loss is reasonably estimable. As of December 31, 2008 and 2007, the liability balance included in other liabilities and accrued expenses was $30 million and $21 million, respectively. The related premium tax offsets included in other assets were $29 million and $21 million as of December 31, 2008 and 2007, respectively.

     The New York Liquidation Bureau (the "Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life") is currently under its jurisdiction as part of a 1992 court-ordered

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

rehabilitation plan and may only be able to meet future obligations of its annuity contracts for the next fifteen years. However, Executive Life does not have a liquidity problem at this time, and an order of liquidation has not been sought by the Bureau. The shortfall was estimated by the Bureau to be $1.27 billion at October 29, 2008.

     If Executive Life were to be declared insolvent in the future, the Company may have exposure to future guaranty fund assessments. The Company's exposure will ultimately depend on the level of guaranty fund system participation, as well as the viability of a plan of the Bureau to obtain voluntary contributions, primarily from the original insurance companies that acquired structured settlement annuity contracts from Executive Life. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's New York market share was approximately 4.1% in 2007 based on industry annuity premium.

GUARANTEES

     The Company owns certain fixed income securities that obligate the Company to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of specified credit events for the referenced entities. In the event all such specified credit events were to occur, the Company's maximum amount at risk on these fixed income securities, as measured by the amount of the aggregate initial investment was $195 million at December 31, 2008. The obligations associated with these fixed income securities expire at various dates during the next six years.

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2008.

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard, or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - The outcome on these matters may also be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

     - These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

     - The EEOC also filed another lawsuit in 2004 alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization (the "EEOC II" suit). In EEOC II, in 2006, the court granted partial summary judgment to the EEOC. Although the court did not determine that AIC was liable for age discrimination under the ADEA, it determined that the rehire policy resulted in a disparate impact, reserving for trial the determination on whether AIC had reasonable factors other than age

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

       to support the rehire policy. AIC's interlocutory appeal from the partial summary judgment was granted. In June 2008, the Eighth Circuit Court of Appeals affirmed summary judgment in the EEOC's favor. In September 2008, the Court of Appeals granted AIC's petition for rehearing EN BANC and vacated its earlier decision affirming the trial court's grant of summary judgment in favor of the EEOC. The Court of Appeals then dismissed the appeal, determining that it lacked jurisdiction to consider the appeal at this stage in the litigation.

     - AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. Plaintiffs allege that they were constructively discharged so that AIC could avoid paying ERISA and other benefits offered under the reorganization. They claim that the constructive discharge resulted from the implementation of agency standards, including mandatory office hours and a requirement to have licensed staff available during business hours. The court approved the form of class notice which was sent to approximately 1,800 potential class members in November 2007. Fifteen individuals opted out. AIC's motions for judgment on the pleadings were partially granted. In May 2008, the court granted summary judgment in AIC's favor on all class claims. Plaintiffs moved for reconsideration and in the alternative to decertify the class. AIC opposed this motion and filed a motion for summary judgment with respect to the remaining non-class claim. In August 2008, the court denied plaintiffs' motion to reconsider and to decertify the class. In February 2009, plaintiffs moved to dismiss the sole remaining claim with prejudice which the court promptly granted ending this litigation in the trial court.

     - A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

     In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

     Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of class action lawsuits and other types of proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable.

     One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12.  INCOME TAXES

     ALIC and its domestic subsidiaries (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2005 and 2006 federal income tax returns. The statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company had no liability for unrecognized tax benefits at December 31, 2008 or 2007 or January 1, 2007, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

     ($ IN MILLIONS)                                      2008            2007
                                                      ------------    ------------
     DEFERRED ASSETS
     Life and annuity reserves                       $        306    $        588
     Unrealized net capital losses                          1,254              45
     Difference in tax bases of investments                   381              23
     Net operating loss carryforward                          208              --
     Other assets                                              43              39
                                                      ------------    ------------
         Total deferred assets                              2,192             695
     Valuation allowance                                       (9)             --
                                                      ------------    ------------
          Net deferred assets                               2,183             695
     DEFERRED LIABILITIES
     DAC                                                     (790)           (787)
     Other liabilities                                        (11)             (9)
                                                      ------------    ------------
         Total deferred liabilities                          (801)           (796)
                                                      ------------    ------------
              Net deferred asset (liability)         $      1,382    $       (101)
                                                      ============    ============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowance, will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be able to be fully utilized. The valuation allowance for deferred tax assets increased by $9 million in 2008.

     The components of income tax (benefit) expense for the years ended December 31 are as follows:

     ($ IN MILLIONS)                                       2008            2007            2006
                                                       ------------    ------------   ------------
     Current                                          $       (640)   $        111   $        136
     Deferred (including $208 million tax benefit of
       operating loss carryforward in 2008)                   (306)             69             60
                                                       ------------    ------------   ------------
     Total income tax (benefit) expense               $       (946)   $        180   $        196
                                                       ============    ============   ============

     As of December 31, 2008, the Company has a net operating loss carryforward of approximately $593 million, which will be available to offset future taxable income. This carryforward will expire at the end of 2023.

     The Company received an income tax refund of $118 million in 2008. The Company paid income taxes of $68 million and $317 million in 2007 and 2006, respectively. The Company had a current income tax receivable of $529 million and $6 million at December 31, 2008 and 2007, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                                  2008            2007            2006
                                                              ------------    ------------    -----------
     Statutory federal income tax rate - (benefit) expense          (35.0) %         35.0  %        35.0  %
     Dividends received deduction                                    (0.5)           (2.7)          (2.7)
     Tax credits                                                     (0.2)           (2.3)          (0.5)
     Other                                                           (0.2)            0.4           (0.5)
                                                              ------------    ------------    -----------
       Effective income tax rate - (benefit) expense                (35.9) %         30.4  %        31.3  %
                                                              ============    ============    ===========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  CAPITAL STRUCTURE

DEBT OUTSTANDING

     All of the Company's outstanding debt as of December 31, 2008 and 2007 relates to intercompany obligations. These obligations reflect surplus notes due to related parties and are discussed in Note 5 to the consolidated financial statements. The Company paid $13 million, $21 million and $13 million of interest on debt in 2008, 2007 and 2006, respectively.

14.  STATUTORY FINANCIAL INFORMATION

     ALIC and its subsidiaries prepare their statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     All states require domiciled insurance companies to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the applicable insurance commissioner and/or director.

      Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

     Statutory net (loss) income of ALIC and its insurance subsidiaries for 2008, 2007 and 2006 was $(1.98) billion, $172 million and $252 million, respectively. Statutory capital and surplus was $3.25 billion and $2.62 billion as of December 31, 2008 and 2007, respectively.

     The commissioner of the Illinois Division of Insurance has permitted ALIC to record its market value adjusted annuity assets and liabilities at book value pursuant to the Illinois Insurance Code which provides an alternative from market value accounting with approval of the commissioner. This accounting practice would have increased statutory capital and surplus by $394 million as of October 1, 2008. On a pro-forma basis, this accounting practice increased statutory capital and surplus by $1.24 billion at December 31, 2008 over what it would have been had the permitted practice not been allowed. The increase from October 1, 2008 was primarily the result of decreases in the fair value of the investments, while the reserve balances were comparable.

     The commissioner of the Illinois Division of Insurance has permitted ALIC to admit deferred tax assets that are expected to be realized within three years of the balance sheet date limited to 15% of statutory capital and surplus, instead of deferred tax assets that are expected to be realized within one year of the balance sheet date limited to 10% of statutory capital and surplus. This accounting practice increased statutory capital and surplus by $140 million at December 31, 2008 over what it would have been had the permitted practice not been allowed. Admitted statutory-basis deferred tax assets totaled $421 million or 52% of the gross deferred tax assets before non-admission limitations.

DIVIDENDS

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The amount of dividends is further limited to the amount of unassigned funds, which is the portion of statutory capital and surplus out of which dividends can be paid. Notification and approval of intercompany lending activities is also required by the Illinois Division of Insurance ("IL DOI") for transactions that exceed a level that is based on a formula using statutory admitted assets and statutory surplus.

     ALIC paid no dividends in 2008 and paid dividends of $725 million in 2007. The 2007 dividends were in excess of the $336 million that was allowed under Illinois insurance law based on the 2006 formula amount. ALIC received approval from the IL DOI for the portion of the 2007 dividends in excess of this amount. Based on ALIC's statutory capital and surplus, the maximum amount of dividends ALIC will be able to pay without prior IL DOI

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

approval at a given point in time during 2009 is $325 million, less dividends paid during the preceding twelve months measured at that point in time. This value is further limited by the amount of unassigned funds at that point in time. As of December 31, 2008, ALIC's unassigned funds was $136 million.

15.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. A cash balance formula was added to the Allstate Retirement Plan effective January 1, 2003. All eligible employees hired before August 1, 2002 were provided with a one-time opportunity to choose between the cash balance formula and the final average pay formula. The cash balance formula applies to all eligible employees hired after August 1, 2002. AIC's funding policy for the pension plans is to make annual contributions at a minimum level that is at least in accordance with regulations under the Internal Revenue Code and in accordance with generally accepted actuarial principles. The allocated cost to the Company included in net income for the pension plans in 2008, 2007 and 2006 was $16 million, $24 million and $37 million, respectively.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC has the right to modify or terminate these pension and postretirement benefit plans. The allocated cost to the Company included in net income was $4 million, $6 million and $7 million for postretirement benefits other than pension plans in 2008, 2007 and 2006, respectively.

ALLSTATE 401(k) SAVINGS PLAN

     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan. The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The Company's allocation of profit sharing expense from the Corporation was $6 million, $12 million and $13 million in 2008, 2007 and 2006, respectively.

16.  OTHER COMPREHENSIVE LOSS

     The components of other comprehensive loss on a pre-tax and after-tax basis for the years ended December 31 are as follows:

($ IN MILLIONS)                          2008                               2007                                2006
                             ---------------------------------- -------------------------------    -------------------------------
                               PRE-                   AFTER-      PRE-                  AFTER-       PRE-                  AFTER-
                               TAX         TAX         TAX        TAX         TAX        TAX         TAX         TAX        TAX
                             --------    --------   --------    --------    --------   --------    --------    --------   --------
Unrealized net
    holding losses
    arising during
    the period, net
    of related offsets      $ (5,525)   $  1,925   $ (3,600)   $   (492)   $    172   $   (320)   $   (493)   $    172   $   (321)
Less: reclassification
    adjustment of
    realized capital
    gains and losses          (2,072)        725     (1,347)        137         (48)        89         (89)         31        (58)
                             --------    --------   --------    --------    --------   --------    --------    --------   --------
Unrealized net capital
    gains and losses          (3,453)      1,200     (2,253)       (629)        220       (409)       (404)        141       (263)
                             --------    --------   --------    --------    --------   --------    --------    --------   --------
Other comprehensive loss    $ (3,453)   $  1,200   $ (2,253)   $   (629)   $    220   $   (409)   $   (404)   $    141   $   (263)
                             ========    ========   ========    ========    ========   ========    ========    ========   ========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  QUARTERLY RESULTS (UNAUDITED)

                         FIRST QUARTER          SECOND QUARTER        THIRD QUARTER          FOURTH QUARTER
                     --------------------   --------------------   --------------------   --------------------
($ IN MILLIONS)        2008        2007       2008         2007      2008        2007        2008        2007
                     --------    --------   --------    --------   --------    --------   --------    --------
Revenues            $    916    $  1,435   $    362    $  1,509   $    710    $  1,274   $    176    $  1,234
Net (loss) income       (115)        149       (368)        187       (184)         56     (1,023)         20

                                     PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits

 (a) Financial Statements

The consolidated financial statements of Allstate Life Insurance Company ("Allstate Life" or "Depositor") and the financial statements of Allstate Financial Advisors Separate Account I, which are comprised of the underlying financial statements of the Sub-accounts ("Separate Account") are filed herewith in Part B of this Registration Statement.

 (b) Exhibits

Exhibit
Number  Description
------- ----------------------------------------------------------------------

    1. Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Financial Advisors Separate Account I. (Incorporated herein by reference to Registrant's Form N-4 Initial Registration Statement (File No. 333-77605) dated May 3, 1999).

    2.   Not Applicable.

   3(a) Underwriting Agreement between Allstate Life Insurance Company and Allstate Distributors, L.L.C. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Depositor's Form N-4 Registration Statement (File No. 333-31288) dated April 27, 2000.)

   3(b) Form of Selling Agreement. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

   4(a) Form of Individual Flexible Premium Deferred Variable Annuity. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(b) Form of Schedule - L Series. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(c) Form of Schedule - X Series. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(d) Form of Longevity Credit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(e) Form of Medically Related Surrender Provision Endorsement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(f) Form of Enhanced Dollar Cost Averaging Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(g) Form of Enhanced Dollar Cost Averaging Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(h) Form of Periodic Value Death Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(i) Form of Periodic Value Death Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(j) Form of Combination Roll-Up Value And Periodic Value Death Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

   4(k) Form of Combination Roll-Up Value And Periodic Value Death Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(l) Form of Guaranteed Minimum Income Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(m) Form of Guaranteed Minimum Income Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(n) Form of TrueIncome Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(o) Form of TrueIncome Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No.
       333-141909) dated April 5, 2007.

4(p) Form of TrueIncome - Spousal Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(q)   Form of TrueIncome - Spousal Benefit Schedule Supplement.
       Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(r) Form of TrueIncome - Highest Daily Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(s) Form of TrueIncome - Highest Daily Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(t) Form of Individual Retirement Annuity Endorsement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(u)   Form of Roth Individual Retirement Annuity Endorsement.
       Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

4(v) Form of TrueIncome - Highest Daily Benefit Rider (enhanced). Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated September 28, 2007.

4(w)   Form of TrueAccumulation - Highest Daily Benefit Rider.
       Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

4(x)   Form of TrueAccumulation - Highest Daily Benefit Schedule
       Supplement. Incorporated herein by reference to Form N-4
       Registration Statement (File No. 333-141909) dated February 12,
       2008.

4(y) Form of TrueIncome - Highest Daily 7 Benefit Rider. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

4(z) Form of TrueIncome - Highest Daily 7 Benefit Schedule Supplement. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated February 12, 2008.

4(aa)  TrueIncome - Highest Daily Schedule Supplement. Filed herewith.

4(ab)  TrueIncome - Highest Daily 7 Schedule Supplement. Filed herewith.

 5. Form of Application for Allstate RetirementAccess Variable Annuity contract. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 5, 2007.

6(a) Articles of Incorporation of Allstate Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 9 to Depositor's Form N-4 Registration Statement (File No. 333-72017) dated April 20, 2001.)

6(b) Amended and Restated By-laws of Allstate Life Insurance Company. (Incorporated herein by reference to Depositor's Form 8-K (File No. 0-31248) dated March 20, 2007.)

 7. Indemnity Reinsurance Agreement Between Allstate Life Insurance Company and The Prudential Insurance Company of America dated June 1, 2006. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

8(a) Participation Agreement among Allstate Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc. and Prudential Investments LLC. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-141909) dated June 20, 2007.

8(b) Participation Agreement among Allstate Life Insurance Company, ProFunds, and ProFund Advisors LLC. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 25, 2008.

8(c) Participation Agreement between Allstate Life Insurance Company and Franklin Templeton Variable Insurance Products Trust. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated April 25, 2008.

9(a)  Opinion and Consent of Michael J. Velotta, Senior Vice President,
      Secretary and General Counsel of Allstate Life Insurance Company regarding the legality of the securities being registered. Incorporated herein by reference to Form N-4 Registration Statement (File No.
      333-141909) dated February 12, 2008.

 (b)  Opinion and Consent of Susan L. Lees, Senior Vice President, General
      Counsel and Secretary of Allstate Life Insurance Company regarding the legality of the securities being registered. Incorporated herein by reference to Form N-4 Registration Statement (File No. 333-141909) dated
      February 26, 2009.

10.   Consent of independent registered public accounting firm. Filed herewith.

11.   Not Applicable.

12.   Not Applicable.

13    Powers of Attorney for David Andrew Bird, Michael B. Boyle, Don Civgin,
      Frederick F. Cripe, Judith P. Greffin, Susan L. Lees, John Carl Lounds,
      Samuel Henry Pilch, John C. Pintozzi, George E. Ruebenson and Thomas
      Joseph Wilson, II. Incorporated herein by reference to Form N-4
      Registration Statement (File No. 333-141909) dated February 26, 2009.

Item 25.Directors and Officers of the Depositor

Name and Principal Business Address      Positions and Offices with Depositor
-----------------------------------      --------------------------------------------------------------
 David Andrew Bird                        Director and Senior Vice President
 Michael B. Boyle                         Director and Senior Vice President
 Don Civgin                               Director
 Frederick F. Cripe                       Director and Executive Vice President
 Judith P. Greffin                        Director, Senior Vice President and Chief Investment Officer
 Susan L. Lees                            Director, Senior Vice President, General Counsel and
                                          Secretary
 John Carl Lounds                         Director and Senior Vice President
 John C. Pintozzi                         Director, Senior Vice President and Chief Financial Officer
 George E. Ruebenson                      Director, President and Chief Executive Officer
 Thomas Joseph Wilson, II                 Director and Chairman of the Board
 J. Eric Smith                            Senior Vice President
 Samuel Henry Pilch                       Group Vice President and Controller
 Matthew S. Easley                        Vice President
 Mary Jovita McGinn                       Vice President and Assistant Secretary
 Steven C. Verney                         Treasurer
 Charles Calvin Baggs                     Assistant Vice President
 Darryl L. Baltimore                      Assistant Vice President
 James Baumstark                          Assistant Vice President
 Laura J. Clark                           Assistant Vice President
 Errol Cramer                             Assistant Vice President and Appointed Actuary
 Lawrence William Dahl                    Assistant Vice President
 Sam DeFrank                              Assistant Vice President - Tax Counsel
 Sarah R. Donahue                         Assistant Vice President
 Michael Downing                          Assistant Vice President
 Karen C. Duffy                           Assistant Vice President and Assistant Treasurer
 Lisa J. Flanary                          Assistant Vice President
 Michael H. Haney                         Assistant Vice President
 Keith A. Hauschildt                      Assistant Vice President
 Atif (A.J.) Ijaz                         Assistant Vice President
 Joseph P. Rath                           Assistant Vice President, Assistant General Counsel and
                                          Assistant Secretary
 Mario Rizzo                              Assistant Vice President and Assistant Treasurer
 Mary Springberg                          Assistant Vice President
 Robert E. Transon                        Assistant Vice President
 Timothy Nicholas Vander Pas              Assistant Vice President
 Dean M. Way                              Assistant Vice President and Illustration Actuary
 Richard Zaharias                         Assistant Vice President
 Doris J. Bryant                          Assistant Secretary
 Paul N. Kierig                           Assistant Secretary

 The principal business address of Mr. Bird, Ms. Clark and Mr. Baggs is 1776 American Heritage Drive, Jacksonville, Florida 32224.

 The principal business address of Mr. Dahl and Mr. Way is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal business address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.

Item 26.Persons Controlled By or Under Common Control With Depositor or
        Registrant

Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation filed February 26, 2009 (File #001-11840).

Item 27.Number of Contract Owners

As of February 28, 2009, there were 980 contract owners.

Item 28.Indemnification

 The by-laws of Allstate Life provide for the indemnification of its Directors, Officers and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company, unless a court determines such person is entitled to such indemnity.

 Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the registrant of expenses incurred by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29A.Relationship of Principal Underwriter to Other Investment Companies

 Allstate Distributors, L.L.C. ("Allstate Distributors") serves as principal underwriter to the following affiliated investment companies:

   Allstate Financial Advisors Separate Account I

   Allstate Life of New York Separate Account A

Item 29B.Principal Underwriter

 The directors and officers of Allstate Distributors, the principal underwriter, are as follows:

Name and Principal Business Address* of Each Such Person  Positions and Offices with Underwriter
--------------------------------------------------------  -----------------------------------------------
                 Lisa J. Flanary                           Manager
                 Susan L. Lees                             Manager and Assistant Secretary
                 Timothy N. Vander Pas                     Manager, Chairman of the Board and President
                 Joseph Patrick Rath                       Vice President, General Counsel and Secretary
                 William D. Webb                           Treasurer
                 Richard J. Crist                          Vice President and Chief Privacy Officer
                 Dana Goldstein                            Chief Compliance Officer
                 Mary Jovita McGinn                        Assistant Secretary
                 Karen C. Duffy                            Assistant Treasurer
                 Mario Rizzo                               Assistant Treasurer
                 Steven Carl Verney                        Assistant Treasurer

 * The principal business address of the foregoing officers and directors is 3100 Sanders Road, Northbrook, IL 60062.

Item 29C.Compensation of Principal Underwriter

         (1)                 (2)            (3)            (4)         (5)
                                      Net Underwriting
   Name of Principal    Discounts and Compensation on   Brokerage
     Underwriter         Commissions     Redemption    Commissions Compensation
 ---------------------- ------------- ---------------- ----------- ------------
 Allstate Distributors       N/A            N/A            $0          N/A

Item 30.Location of Accounts and Records

 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are currently maintained by the Administrator, The Prudential Insurance Company of America, at its processing center in Fort Washington, Pennsylvania.

Item 31.Management Services

 None.

Item 32.Undertakings

 Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted. Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a toll-free number included in the prospectus that the applicant can use to request for a Statement of Additional Information. Finally, Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.Representations Pursuant To Section 403(b) Of The Internal Revenue Code

 Allstate Life represents that it is relying upon the letter, dated
 November 28, 1988, from the Commission staff to the American Council of Life Insurance and that it intends to comply with the provisions of paragraphs 1-4 of that letter.

Item 34.Representation Regarding Contract Expenses

 Allstate Life represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life under the Contracts.

                                   SIGNATURES

 As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Financial Advisors Separate Account I has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 24th day of April, 2009.

                 ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                  (REGISTRANT)

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)


                                           BY:    /s/ Susan L. Lees
                                                 -------------------------------
                                                  Susan L. Lees
                                                  Senior Vice President,
                                                  General Counsel and Secretary

 As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company on the 24th day of April, 2009.


  */DAVID A. BIRD                        Director and Senior Vice President
 -------------------------------------
  David A. Bird

  */MICHAEL B. BOYLE                     Director and Senior Vice President
 -------------------------------------
  Michael B. Boyle

  */DON CIVGIN                           Director
 -------------------------------------
  Don Civgin

  */FREDERICK F. CRIPE                   Director and Executive Vice President
 -------------------------------------
  Frederick F. Cripe

  */JUDITH P. GREFFIN                    Director, Senior Vice President and
 -------------------------------------   Chief Investment Officer
  Judith P. Greffin

  /s/SUSAN L. LEES                       Director Senior Vice President,
 -------------------------------------   General Counsel and Secretary
  Susan L. Lees

  */JOHN C. LOUNDS                       Director and Senior Vice President
 -------------------------------------
  John C. Lounds

  */SAMUEL H. PILCH                      Group Vice President and Controller
 -------------------------------------
  Samuel H. Pilch

  */JOHN C. PINTOZZI                     Director, Senior Vice President and
 -------------------------------------   Chief Financial
  John C. Pintozzi                       Officer (Principal Financial Officer)

  */GEORGE E. REUBENSON                  Director, President and Chief
 -------------------------------------   Executive Officer
  George E. Reubenson

  */THOMAS J. WILSON                     Director and Chairman of the Board
 -------------------------------------
  Thomas J. Wilson

 */  By: Susan L. Lees, pursuant to Power of Attorney, previously filed.

                                 Exhibit Index


 4(aa)   TrueIncome - Highest Daily Schedule Supplement.

 4(ab)   TrueIncome - Highest Daily 7 Schedule Supplement

 10      Consent of independent registered public accounting firm.